UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22167

Allianz Funds Multi-Strategy Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna

1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: September 30, 2016

Date of reporting period: March 31, 2016

Item 1. Report to Shareholders

Allianz Multi-Strategy Funds

SHARE CLASSES A*, C, R, P, INSTITUTIONAL, R6, ADMINISTRATIVE

Semiannual Report

March 31, 2016

AllianzGI Retirement 2015 Fund

AllianzGI Retirement 2020 Fund

AllianzGI Retirement 2025 Fund

AllianzGI Retirement 2030 Fund

AllianzGI Retirement 2035 Fund

AllianzGI Retirement 2040 Fund

AllianzGI Retirement 2045 Fund

AllianzGI Retirement 2050 Fund

AllianzGI Retirement 2055 Fund

AllianzGI Retirement Income Fund

AllianzGI Global Allocation Fund

AllianzGI Global Dynamic Allocation Fund

AllianzGI Global Megatrends Fund

AllianzGI Best Styles Emerging Markets Equity Fund

AllianzGI Best Styles Global Equity Fund

AllianzGI Best Styles International Equity Fund

AllianzGI Best Styles U.S. Equity Fund

AllianzGI China Equity Fund

AllianzGI Convertible Fund

AllianzGI Emerging Markets Consumer Fund

AllianzGI Emerging Markets Debt Fund

AllianzGI Emerging Markets Small-Cap Fund

AllianzGI Europe Equity Dividend Fund

AllianzGI Global Fundamental Strategy Fund

AllianzGI Global Sustainability Fund

AllianzGI Global Water Fund

AllianzGI High Yield Bond Fund

AllianzGI International Growth Fund

AllianzGI International Small-Cap Fund

AllianzGI Micro Cap Fund

AllianzGI Multi-Asset Real Return Fund

AllianzGI NFJ Emerging Markets Value Fund

AllianzGI NFJ Global Dividend Value Fund

AllianzGI NFJ International Small-Cap Value Fund

AllianzGI NFJ International Value II Fund

AllianzGI Short Duration High Income Fund

AllianzGI Structured Return Fund

AllianzGI U.S. Equity Hedged Fund

AllianzGI U.S. Small-Cap Growth Fund

AllianzGI Ultra Micro Cap Fund

* Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively. Please refer to the prospectus for additional details.

This material is authorized for use only when preceded or accompanied by the current Allianz Multi-Strategy Funds prospectus. Investors should consider the investment objectives, risks, charges and expenses of each Fund carefully before investing. This and other information is contained in the Funds’ prospectuses and summary prospectuses. Please read the prospectus carefully before you invest or send money.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

2–3	Letter from the President
5–111	Fund Summaries
112–113	Important Information
114–118	Benchmark Descriptions
119–170	Schedules of Investments
172–185	Statements of Assets and Liabilities
186–199	Statements of Operations
200–217	Statements of Changes in Net Assets
218–285	Financial Highlights
286–380	Notes to Financial Statements
381	Changes to Board of Trustees & Fund Officers
382–386	Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements
387–388	Privacy Policy

A Word About Risk: A fund may be subject to various risks as described in its prospectus. Some of those risks may include, but are not limited to, the following: derivatives risk, smaller company risk, non-US investment risk, focused investment risk and specific sector investment risks. Use of derivative instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, counterparty risk, management risk and the risk that a fund is unable to close out a position when it is most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in those instruments. Investing in foreign securities may entail risk due to foreign economic and political developments; this risk may be enhanced when investing in emerging markets. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and additional volatility compared to a diversified equity portfolio. AllianzGI target-date funds seek to manage risk and return by blending two separately-managed portfolios: a return-generating portfolio for growth potential, and a defensive portfolio for principal protection. The balance grows increasingly defensive over time until the target date is reached, after which the Fund’s assets roll into a retirement income strategy. The principal values of the Funds are not guaranteed at any time, including the target date. Please refer to the Fund’s applicable current prospectus for complete details.

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder,

The US economy continued to expand during the reporting period. Despite highly accommodative monetary policies set by central banks around the world, growth in many developed foreign countries was relatively tepid. A sharp rally late in the period caused stocks to generate a positive return for the six-months ended March 31, 2016. The global bond market also moved higher during the reporting period.

Six Months in Review

For the six-month period ended March 31, 2016, US stocks, as measured by the Standard & Poor’s 500 Index, gained 8.49%. Two measures of stock performance in developed international and global markets, the MSCI EAFE (Europe, Australasia and Far East) Index and the MSCI World Index, returned 1.56% and 5.13% respectively, in dollar-denominated terms. Elsewhere, the MSCI Emerging Markets Index rose 6.41%. With respect to bonds, the Barclays US Credit Index gained 3.38%, whereas the Barclays Global High Yield Index rose 3.22%. The Barclays US Government Bond Index returned 2.18%, while the broader bond market index, as measured by the Barclays US Aggregate Bond Index, gained 2.44%. The Barclays Global Aggregate Index returned 4.92%.

Turning to the US economy, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 2.0% during the third quarter of 2015. US economic activity then decelerated, as the US Department of Commerce (“Commerce Department”) reported that GDP grew at an annual pace of 1.4% for the fourth quarter of 2015. The Commerce Department’s initial 2016 GDP reading, released after the reporting period had ended, showed that GDP grew at an annual pace of 0.5% for the first quarter of 2016.

After a prolonged period of accommodative monetary policy, the US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade at its meeting in December 2015. The US central bank boosted the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. In its official statement following its meeting in December the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation. The [Federal Open Market] Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” The Fed then chose to keep rates on hold at its meetings in January, March and April (after the reporting period ended) 2016.

2	March 31, 2016 |	Semiannual Report

Outlook

In our view, the opportunities and risks on the horizon for 2016 are similar to those that emerged in 2015. Economic growth will likely remain muted and monetary policy should stay extremely benign, even as the US takes a divergent path. Over the course of 2015, volatility returned to markets and correlations between many asset classes broke down. We expect more of this in 2016, as policy and politics highlight differences in the global economy. As 2015 progressed, estimates for global GDP growth were steadily revised lower. Our expectations for 2016 remain cautious, given the ongoing environment of financial repression. The US delivered mixed results in 2015 and we foresee a similar outcome in 2016, with the economy expanding 2%-2.5%.

We continue to advocate holding on to risk assets relative to bonds over the long run. However, there are several headwinds at this juncture, including future Fed rate hikes, above average valuations in some asset classes that are above historical averages, low earnings growth, liquidity and political risks. Against this backdrop, we believe we’re in a low return environment. We will remain flexible and active to put our shareholders in a position to benefit from volatility at an asset-class level. As always, our investment teams will use in-depth research and focus on quality and sustainability to help them navigate the markets.

On behalf of Allianz Global Investors Fund Management and our Sub-Advisers, thank you for investing with us. We encourage you to consult with your financial advisor and to visit our website, us.allianzgi.com, for additional information. We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo

President & Chief Executive Officer

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Receive this report electronically and eliminate paper mailings.

To enroll, go to http://us.allianzgi.com/edelivery.

Semiannual Report	| March 31, 2016	3

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4	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Target-Date Funds*

For the period of October 1, 2015 through March 31, 2016, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at net asset value (“NAV”) of the AllianzGI Target-Date Funds (the “Funds”) returned between 3.57% and 4.22% with longer dated Funds posting more favorable results. In terms of relative performance, the AllianzGI Retirement 2015 Fund outperformed its respective benchmark index (Morningstar Lifetime Conservative series) while the AllianzGI Retirement 2020 – 2055 Funds trailed their respective benchmark indices for the period.

Market Overview

For the reporting period, global equities outperformed US bonds by the performance of the MSCI ACWI (5.28%), and the Barclays US Aggregate Bond Index (2.44%). The environment was particularly volatile for global equities, as they started the period with a rally during the fourth quarter of 2015 after the MSCI ACWI posted the year’s lows in September. Global equities then declined sharply in the first quarter of 2016 before staging a strong rally into the end of the reporting period.

After posting the year’s low on September 29, 2015, global equities rebounded in the fourth quarter of 2015, with the MSCI ACWI rising 5.03% over the quarter (after dropping -9.45% in the third quarter of 2015). The rally was led by US equities as represented by the Russell 3000 Index, rising 6.27%, while developed markets outside the US, as represented by the MSCI EAFE Index, gained 4.71%. In other market segments, real estate investment trusts (“REITs”) were a bright spot, as the Dow Jones US Select REIT Index rose 7.54% over the fourth quarter, but the Bloomberg Commodity Index (-10.52%) conversely declined. In US Fixed Income, the Barclays US Aggregate Bond Index declined -0.57% over the fourth quarter of 2015. With the widely anticipated Fed Funds Rate hike taking place in December 2015 ending an era of zero interest rates, the 10 year Treasury yield (constant maturity) ended the year with a yield of 2.27%, up from 2.06% where it started the quarter. The Barclays US Aggregate Bond Index’s major segments all declined over the fourth quarter with treasuries (-0.9%) posting the most notable loss followed by corporate bonds (-0.6%) and mortgage backed securities (“MBS”) (-0.1%).

The first quarter of 2016 was more volatile for global equities. Most markets suffered the worst start to a year in decades, with some entering bear-market territory, amid renewed fears about the slowdown in China and further oil price weakness. However, signs that commodity prices may be stabilizing, as well as a dovish policy stance from the Fed, helped markets to recover in March. Most equity markets ended the quarter with modest losses, although the US and many emerging markets recorded positive returns. US Equities, as represented by the Russell 3000 Index, finished the quarter up 0.97%, while many markets outside the US struggled, as reflected by the MSCI EAFE Index (in USD) ending the quarter lower by -3.01%. The MSCI EAFE Index declined more in local currency terms, reflecting dollar weakness over the period. In US Fixed Income, the Barclays US Aggregate Bond Index gained 3.03%, while the 10 year Treasury yield fell back below 2.0%. The Barclays US Aggregate Bond Index’s major segments posted gains over the quarter with corporate bonds (+4.0%) and treasuries (+3.2%) leading the way, followed by MBS (+2.0%). Credit markets experienced a volatile quarter, mirroring the movement in equity markets.

Portfolio Review

Exposure to global equities was roughly in line with each Fund’s benchmark index; while the Funds were underweight US nominal bonds in favor of US inflation linked securities. With regards to fixed income, the Funds were positioned with overweights to credit and underweights to duration. Within global equities, the Funds were modestly underweight the US, while international exposure, including emerging markets, were slightly overweight. Opportunistic asset classes such as real estate, commodities and the AllianzGI Structured Return Fund, were also held by the Funds over the reporting period.

In the fixed income portion of each Fund, relative performance contributions were mixed, but ultimately trailed each Fund’s benchmark index. The effect can be primarily traced to the first quarter of 2016, when underweights to nominal bonds in the US and non-US bonds served to limit the Funds’ participation in the positive returns of those asset classes. Conversely, the emphasis on inflation linked securities was a tailwind over the period as US Treasury Inflated Protected Securities (“TIPS”) generally outperformed nominal bonds over the period.

In the equity portion of each Fund, allocation and stock selection effects were also mixed over the reporting period, but ultimately detracted from results. The result was primarily due to underweights in the US equity portion of each Fund, particularly at the end of the reporting period where strong returns were achieved. The Funds also included opportunistic exposures to Real Estate Investment Trusts (“REITs”), which posted strong returns over the period, contributing to relative results. Conversely, commodity exposure detracted, as commodities declined significantly over the fourth quarter of 2015.

In aggregate, the Funds’ underweight to US equities detracted from results, most notably observed in Funds farther from the target date. The Funds’ underweight to US equities was also observed in nearer dated Funds, while the underweight to the favorable returns of nominal bonds in the US and non-US bonds detracted from relative results more so in the nearer dated Funds.

Outlook

Risks have risen, but we do not believe the global economy is heading toward recession. In the US, while odds of an April 2016 interest rate hike are low, we believe that the outlook for growth and inflation will prompt the Fed to raise rates twice in 2016. Against this backdrop, we expect global monetary policy to remain accommodative. The recovery in commodities has helped stabilize some of the stress points in the world economy, which should support inflation and growth. Still, we believe the existence of economic and political uncertainties will likely result in persistent volatility.

* The “Target-Date Funds” are the AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund, and the AllianzGI Retirement 2055 Fund.

Semiannual Report	| March 31, 2016	5

Unaudited

AllianzGI Retirement 2015 Fund

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2015 Fund Class A	3.65%	–1.02%	2.95%	6.88%
AllianzGI Retirement 2015 Fund Class A (adjusted)	–2.05%	–6.47%	1.79%	6.05%
AllianzGI Retirement 2015 Fund Class C	3.27%	–1.78%	2.17%	6.07%
AllianzGI Retirement 2015 Fund Class C (adjusted)	2.27%	–2.74%	2.17%	6.07%
AllianzGI Retirement 2015 Fund Class R	3.45%	–1.38%	2.59%	6.55%
AllianzGI Retirement 2015 Fund Class P	3.81%	–0.77%	3.25%	7.17%
AllianzGI Retirement 2015 Fund Class R6	3.86%	–0.61%	3.34%	7.27%
AllianzGI Retirement 2015 Fund Administrative Class	3.65%	–0.98%	2.98%	6.92%
Morningstar Lifetime Conservative 2015 Index	3.56%	0.28%	4.69%	7.45%
Real Return Target 2015 Index**	3.41%	–0.70%	2.96%	6.23%
Linked RR 2015 Index to Morningstar Lifetime Cons. 2015 Return Index	3.56%	0.28%	3.16%	6.37%
Lipper Mixed-Asset Target 2015 Funds Average	3.34%	–1.54%	4.66%	8.44%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 0.97% for Class A shares, 1.72% for Class C shares, 1.32% for Class R shares, 0.67% for Class P shares, 0.57% for Class R6 shares and 0.92% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

6	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Retirement 2015 Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

PIMCO Broad U.S. TIPS Index	18.0%
AllianzGI Short Duration High Income	12.5%
PIMCO Income	10.1%
AllianzGI Best Styles U.S. Equity	10.0%
PIMCO Long-Term Credit	8.1%
AllianzGI Advanced Core Bond	8.0%
AllianzGI High Yield Bond	6.0%
AllianzGI Best Styles International Equity	6.0%
Other	19.4%
Cash & Equivalents — Net	1.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,036.50	$1,032.70	$1,034.50	$1,038.10	$1,038.60	$1,036.50
Expenses Paid During Period	$2.39	$6.20	$4.17	$0.87	$0.36	$2.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,022.65	$1,018.90	$1,020.90	$1,024.15	$1,024.65	$1,022.90
Expenses Paid During Period	$2.38	$6.16	$4.14	$0.86	$0.35	$2.12

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.47% for Class A, 1.22% for Class C, 0.82% for Class R, 0.17% for Class P, 0.07% for Class R6 and 0.42% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	7

Unaudited

AllianzGI Retirement 2020 Fund

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2020 Fund Class A	3.57%	–1.42%	2.74%	7.00%
AllianzGI Retirement 2020 Fund Class A (adjusted)	–2.12%	–6.84%	1.59%	6.17%
AllianzGI Retirement 2020 Fund Class C	3.16%	–2.19%	1.95%	6.18%
AllianzGI Retirement 2020 Fund Class C (adjusted)	2.16%	–3.14%	1.95%	6.18%
AllianzGI Retirement 2020 Fund Class R	3.33%	–1.81%	2.38%	6.66%
AllianzGI Retirement 2020 Fund Class P	3.71%	–1.13%	3.04%	7.28%
AllianzGI Retirement 2020 Fund Class R6	3.78%	–1.05%	3.13%	7.38%
AllianzGI Retirement 2020 Fund Administrative Class	3.58%	–1.37%	2.77%	7.04%
Morningstar Lifetime Conservative 2020 Index	3.83%	0.03%	5.05%	8.18%
Real Return Target 2020 Index**	3.40%	–0.86%	2.98%	6.55%
Linked RR 2020 Index to Morningstar Lifetime Cons. 2020 Return Index	3.83%	0.03%	3.17%	6.68%
Lipper Mixed-Asset Target 2020 Funds Average	3.25%	–2.13%	4.72%	8.57%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.14% for Class A shares, 1.89% for Class C shares, 1.39% for Class R shares, 0.74% for Class P shares, 0.64% for Class R6 shares, and 0.99% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 0.99% for Class A shares, 1.74% for Class C shares, 1.34% for Class R shares, 0.69% for Class P shares, 0.59% for Class R6 shares and 0.94% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

8	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Retirement 2020 Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

PIMCO Broad U.S. TIPS Index	15.4%
AllianzGI Short Duration High Income	11.9%
AllianzGI Best Styles U.S. Equity	11.1%
PIMCO Income	9.5%
PIMCO Long-Term Credit	8.1%
AllianzGI Advanced Core Bond	7.5%
AllianzGI Best Styles International Equity	7.0%
AllianzGI High Yield Bond	6.0%
Other	21.9%
Cash & Equivalents — Net	1.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,035.70	$1,031.60	$1,033.30	$1,037.10	$1,037.80	$1,035.80
Expenses Paid During Period	$2.44	$6.25	$4.27	$0.92	$0.41	$2.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,022.60	$1,018.85	$1,020.80	$1,024.10	$1,024.60	$1,022.85
Expenses Paid During Period	$2.43	$6.21	$4.24	$0.91	$0.40	$2.17

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.48% for Class A, 1.23% for Class C, 0.84% for Class R, 0.18% for Class P, 0.08% for Class R6 and 0.43% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	9

Unaudited

AllianzGI Retirement 2025 Fund

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2025 Fund Class A	3.79%	–1.63%	4.31%
AllianzGI Retirement 2025 Fund Class A (adjusted)	–1.92%	–7.04%	2.94%
AllianzGI Retirement 2025 Fund Class R	3.63%	–1.98%	3.94%
AllianzGI Retirement 2025 Fund Class P	3.96%	–1.32%	4.62%
AllianzGI Retirement 2025 Fund Class R6	4.01%	–1.27%	4.71%
AllianzGI Retirement 2025 Fund Administrative Class	3.84%	–1.57%	4.35%
Morningstar Lifetime Conservative 2025 Index	4.09%	–0.31%	6.94%
Real Return Target 2025 Index**	3.39%	–1.23%	3.73%
Linked RR 2025 Index to Morningstar Lifetime Cons. 2025 Return Index	4.09%	–0.31%	3.95%
Lipper Mixed-Asset Target 2025 Funds Average	3.82%	–2.37%	7.58%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.18% for Class A shares, 1.43% for Class R shares, 0.78% for Class P shares, 0.68% for Class R6 shares and 1.03% for Administrative Class Shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.01% for Class A shares, 1.36% for Class R shares, 0.71% for Class P shares, 0.61% for Class R6 shares and 0.96% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

10	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Retirement 2025 Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

PIMCO Broad U.S. TIPS Index	12.0%
AllianzGI Best Styles U.S. Equity	11.1%
AllianzGI Short Duration High Income	11.0%
AllianzGI Best Styles International Equity	10.0%
PIMCO Income	8.5%
PIMCO Long-Term Credit	8.1%
AllianzGI High Yield Bond	7.0%
AllianzGI Advanced Core Bond	5.0%
Other	25.8%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,037.90	$1,036.30	$1,039.60	$1,040.10	$1,038.40
Expenses Paid During Period	$2.39	$4.17	$0.87	$0.36	$2.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,022.65	$1,020.90	$1,024.15	$1,024.65	$1,022.90
Expenses Paid During Period	$2.38	$4.14	$0.86	$0.35	$2.12

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.47% for Class A, 0.82% for Class R, 0.17% for Class P, 0.07% for Class R6 and 0.42% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	11

Unaudited

AllianzGI Retirement 2030 Fund

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2030 Fund Class A	3.69%	–2.69%	2.65%	8.11%
AllianzGI Retirement 2030 Fund Class A (adjusted)	–2.01%	–8.04%	1.49%	7.27%
AllianzGI Retirement 2030 Fund Class C	3.31%	–3.38%	1.88%	7.35%
AllianzGI Retirement 2030 Fund Class C (adjusted)	2.31%	–4.32%	1.88%	7.35%
AllianzGI Retirement 2030 Fund Class R	3.49%	–3.01%	2.31%	7.83%
AllianzGI Retirement 2030 Fund Class P	3.82%	–2.42%	2.95%	8.45%
AllianzGI Retirement 2030 Fund Class R6	3.87%	–2.32%	3.04%	8.55%
AllianzGI Retirement 2030 Fund Administrative Class	3.74%	–2.62%	2.70%	8.22%
Morningstar Lifetime Conservative 2030 Index	4.37%	–0.83%	5.73%	10.04%
Real Return Target 2030 Index**	3.40%	–1.82%	2.97%	7.63%
Linked RR 2030 Index to Morningstar Lifetime Cons. 2030 Return Index	4.37%	–0.83%	3.18%	7.78%
Lipper Mixed-Asset Target 2030 Funds Average	3.92%	–3.17%	5.38%	9.93%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.23% for Class A shares, 1.98% for Class C shares, 1.48% for Class R shares, 0.83% for Class P shares, 0.73% for Class R6 shares and 1.08% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.03% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

12	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Retirement 2030 Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

AllianzGI Best Styles U.S. Equity	16.1%
AllianzGI Best Styles International Equity	11.0%
AllianzGI Short Duration High Income	9.5%
PIMCO Broad U.S. TIPS Index	8.4%
PIMCO Long-Term Credit	7.5%
AllianzGI High Yield Bond	7.0%
PIMCO Income	5.0%
AllianzGI Advanced Core Bond	5.0%
Other	28.6%
Cash & Equivalents — Net	1.9%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,036.90	$1,033.10	$1,034.90	$1,038.20	$1,038.70	$1,037.40
Expenses Paid During Period	$2.34	$6.15	$4.12	$0.83	$0.31	$2.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,022.70	$1,018.95	$1,020.95	$1,024.19	$1,024.70	$1,022.95
Expenses Paid During Period	$2.33	$6.11	$4.09	$0.82	$0.30	$2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.46% for Class A, 1.21% for Class C, 0.81% for Class R, 0.16% for Class P, 0.06% for Class R6 and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	13

Unaudited

AllianzGI Retirement 2035 Fund

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2035 Fund Class A	3.68%	–3.14%	5.77%
AllianzGI Retirement 2035 Fund Class A (adjusted)	–2.02%	–8.47%	4.38%
AllianzGI Retirement 2035 Fund Class R	3.55%	–3.45%	5.42%
AllianzGI Retirement 2035 Fund Class P	3.83%	–2.84%	6.10%
AllianzGI Retirement 2035 Fund Class R6	3.93%	–2.73%	6.20%
AllianzGI Retirement 2035 Fund Administrative Class	3.74%	–3.06%	5.82%
Morningstar Lifetime Conservative 2035 Index	4.64%	–1.56%	8.96%
Real Return Target 2035 Index**	3.43%	–2.62%	5.19%
Linked RR 2035 Index to Morningstar Lifetime Cons. 2035 Return Index	4.64%	–1.56%	5.46%
Lipper Mixed-Asset Target 2035 Funds Average	4.26%	–3.50%	8.77%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.27% for Class A shares, 1.52% for Class R shares, 0.87% for Class P shares, 0.77% for Class R6 shares and 1.12% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.06% for Class A shares, 1.41% for Class R shares, 0.76% for Class P shares, 0.66% for Class R6 shares and 1.01% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

14	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Retirement 2035 Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

AllianzGI Best Styles U.S. Equity	19.6%
AllianzGI Best Styles International Equity	15.5%
PIMCO Broad U.S.TIPS Index	8.0%
AllianzGI High Yield Bond	7.0%
PIMCO Long-Term Credit	5.0%
AllianzGI Short Duration High Income	5.0%
AllianzGI Advanced Core Bond	4.0%
AllianzGI Global Natural Resources	2.6%
Other	28.3%
Cash & Equivalents — Net	5.0%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,036.80	$1,035.50	$1,038.30	$1,039.30	$1,037.40
Expenses Paid During Period	$2.44	$4.22	$0.92	$0.41	$2.19

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,022.60	$1,020.85	$1,024.10	$1,024.60	$1,022.85
Expenses Paid During Period	$2.43	$4.19	$0.91	$0.40	$2.17

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.48% for Class A, 0.83% for Class R, 0.18% for Class P, 0.08% for Class R6 and 0.43% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	15

Unaudited

AllianzGI Retirement 2040 Fund

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2040 Fund Class A	3.93%	–3.55%	2.63%	9.29%
AllianzGI Retirement 2040 Fund Class A (adjusted)	–1.79%	–8.85%	1.47%	8.44%
AllianzGI Retirement 2040 Fund Class C	3.51%	–4.30%	1.86%	8.45%
AllianzGI Retirement 2040 Fund Class C (adjusted)	2.51%	–5.24%	1.86%	8.45%
AllianzGI Retirement 2040 Fund Class R	3.72%	–3.91%	2.29%	8.95%
AllianzGI Retirement 2040 Fund Class P	4.12%	–3.24%	2.95%	9.58%
AllianzGI Retirement 2040 Fund Class R6	4.19%	–3.12%	3.04%	9.68%
AllianzGI Retirement 2040 Fund Administrative Class	3.99%	–3.45%	2.68%	9.33%
Morningstar Lifetime Conservative 2040 Index	4.84%	–2.33%	6.18%	11.30%
Real Return Target 2040 Index**	3.50%	–3.44%	2.99%	8.73%
Linked RR 2040 Index to Morningstar Lifetime Cons. 2040 Return Index	4.84%	–2.33%	3.23%	8.90%
Lipper Mixed-Asset Target 2040 Funds Average	4.26%	–3.99%	5.74%	10.58%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.32% for Class A shares, 2.07% for Class C shares, 1.57% for Class R shares, 0.92% for Class P shares, 0.82% for Class R6 shares and 1.17% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.09% for Class A shares, 1.84% for Class C shares, 1.44% for Class R shares, 0.79% for Class P shares, 0.69% for Class R6 shares and 1.04% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

16	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Retirement 2040 Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

AllianzGI Best Styles U.S. Equity	23.0%
AllianzGI Best Styles International Equity	19.9%
AllianzGI High Yield Bond	6.9%
PIMCO Broad U.S. TIPS Index	5.8%
PIMCO Long-Term Credit	4.5%
AllianzGI Focused Growth	3.5%
AllianzGI Mid-Cap	3.0%
Schwab U.S. Small-Cap	2.9%
Other	25.0%
Cash & Equivalents — Net	5.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,039.30	$1,035.10	$1,037.20	$1,041.20	$1,041.90	$1,039.90
Expenses Paid During Period	$2.40	$6.21	$4.18	$0.87	$0.36	$2.14

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,022.65	$1,018.90	$1,020.90	$1,024.15	$1,024.65	$1,022.90
Expenses Paid During Period	$2.38	$6.16	$4.14	$0.86	$0.35	$2.12

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.47% for Class A, 1.22% for Class C, 0.82% for Class R, 0.17% for Class P, 0.07% for Class R6 and 0.42% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	17

Unaudited

AllianzGI Retirement 2045 Fund

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2045 Fund Class A	4.00%	–4.04%	6.67%
AllianzGI Retirement 2045 Fund Class A (adjusted)	–1.72%	–9.32%	5.27%
AllianzGI Retirement 2045 Fund Class R	3.82%	–4.39%	6.29%
AllianzGI Retirement 2045 Fund Class P	4.18%	–3.77%	6.99%
AllianzGI Retirement 2045 Fund Class R6	4.24%	–3.59%	7.10%
AllianzGI Retirement 2045 Fund Administrative Class	4.07%	–3.96%	6.69%
Morningstar Lifetime Conservative 2045 Index	4.93%	–2.91%	9.75%
Real Return Target 2045 Index**	3.59%	–4.06%	6.43%
Linked RR 2045 Index to Morningstar Lifetime Cons. 2045 Return Index	4.93%	–2.91%	6.73%
Lipper Mixed-Asset Target 2045 Funds Average	4.43%	–3.99%	9.48%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.34% for Class A shares, 1.59% for Class R shares, 0.94% for Class P shares, 0.84% for Class R6 shares and 1.19% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

18	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Retirement 2045 Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

AllianzGI Best Styles U.S. Equity	25.0%
AllianzGI Best Styles International Equity	20.9%
AllianzGI High Yield Bond	6.9%
PIMCO Long-Term Credit	5.0%
AllianzGI Mid-Cap	4.0%
AllianzGI Focused Growth	4.0%
AllianzGI NFJ Mid-Cap Value	3.5%
AllianzGI Emerging Markets Consumer	2.7%
Other	22.1%
Cash & Equivalents — Net	5.9%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,040.00	$1,038.20	$1,041.80	$1,042.40	$1,040.70
Expenses Paid During Period	$2.35	$4.13	$0.82	$0.31	$2.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,022.70	$1,020.95	$1,024.20	$1,024.70	$1,022.95
Expenses Paid During Period	$2.33	$4.09	$0.81	$0.30	$2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.46% for Class A, 0.81% for Class R, 0.16% for Class P, 0.06% for Class R6 and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	19

Unaudited

AllianzGI Retirement 2050 Fund

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement 2050 Fund Class A	4.19%	–4.31%	2.82%	9.61%
AllianzGI Retirement 2050 Fund Class A (adjusted)	–1.54%	–9.57%	1.66%	8.76%
AllianzGI Retirement 2050 Fund Class C	3.79%	–5.03%	2.02%	8.80%
AllianzGI Retirement 2050 Fund Class C (adjusted)	2.79%	–5.95%	2.02%	8.80%
AllianzGI Retirement 2050 Fund Class R	4.05%	–4.63%	2.48%	9.29%
AllianzGI Retirement 2050 Fund Class P	4.33%	–4.02%	3.11%	9.92%
AllianzGI Retirement 2050 Fund Class R6	4.36%	–3.93%	3.20%	10.01%
AllianzGI Retirement 2050 Fund Administrative Class	4.22%	–4.26%	2.86%	9.68%
Morningstar Lifetime Conservative 2050 Index	4.97%	–3.29%	6.03%	11.42%
Real Return Target 2050 Index**	3.71%	–4.43%	3.18%	9.33%
Linked RR 2050 Index to Morningstar Lifetime Cons. 2050 Return Index	4.97%	–3.29%	3.42%	9.51%
Lipper Mixed-Asset Target 2050 Funds Average	4.37%	–4.24%	5.92%	10.70%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.37% for Class A shares, 2.12% for Class C shares, 1.62% for Class R shares, 0.97% for Class P shares, 0.87% for Class R6 shares and 1.22% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.85% for Class C shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

20	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Retirement 2050 Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

AllianzGI Best Styles U.S. Equity	24.9%
AllianzGI Best Styles International Equity	20.8%
AllianzGI High Yield Bond	7.4%
AllianzGI Mid-Cap	4.0%
AllianzGI Focused Growth	4.0%
AllianzGI NFJ Mid-Cap Value	4.0%
PIMCO Long-Term Credit	3.5%
AllianzGI U.S. Small-Cap Growth	3.0%
Other	22.9%
Cash & Equivalents — Net	5.5%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,041.90	$1,037.90	$1,040.50	$1,043.30	$1,043.60	$1,042.20
Expenses Paid During Period	$2.35	$6.16	$4.13	$0.82	$0.31	$2.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,022.70	$1,018.95	$1,020.95	$1,024.20	$1,024.70	$1,022.95
Expenses Paid During Period	$2.33	$6.11	$4.09	$0.81	$0.30	$2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.46% for Class A, 1.21% for Class C, 0.81% for Class R, 0.16% for Class P, 0.06% for Class R6 and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	21

Unaudited

AllianzGI Retirement 2055 Fund

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Retirement 2055 Fund Class A	4.22%	–4.26%	6.90%
AllianzGI Retirement 2055 Fund Class A (adjusted)	–1.52%	–9.53%	5.50%
AllianzGI Retirement 2055 Fund Class R	3.93%	–4.65%	6.54%
AllianzGI Retirement 2055 Fund Class P	4.32%	–3.99%	7.23%
AllianzGI Retirement 2055 Fund Class R6	4.40%	–3.88%	7.34%
AllianzGI Retirement 2055 Fund Administrative Class	4.18%	–4.26%	6.94%
Morningstar Lifetime Conservative 2055 Index	4.97%	–3.49%	9.62%
Real Return Target 2040+ Index**	3.76%	–4.66%	6.97%
Linked RR 2040+ Index to Morningstar Lifetime Cons. 2055 Return Index	4.97%	–3.49%	7.28%
Lipper Mixed-Asset Target 2055+ Funds Average	4.51%	–3.82%	9.79%

† The Fund began operations on 12/19/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/11.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.36% for Class A shares, 1.61% for Class R shares, 0.96% for Class P shares, 0.86% for Class R6 shares and 1.21% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.10% for Class A shares, 1.45% for Class R shares, 0.80% for Class P shares, 0.70% for Class R6 shares and 1.05% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

22	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Retirement 2055 Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

AllianzGI Best Styles U.S. Equity	24.9%
AllianzGI Best Styles International Equity	20.8%
AllianzGI High Yield Bond	7.9%
AllianzGI Mid-Cap	4.0%
AllianzGI Focused Growth	4.0%
AllianzGI NFJ Mid-Cap Value	4.0%
AllianzGI U.S. Small-Cap Growth	3.0%
AllianzGI Emerging Markets Consumer	2.9%
Other	21.1%
Cash & Equivalents — Net	7.4%

Shareholder Expense Example	Actual Performance
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,042.20	$1,039.30	$1,043.20	$1,044.00	$1,041.80
Expenses Paid During Period	$2.35	$4.13	$0.82	$0.31	$2.09

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,022.70	$1,020.95	$1,024.20	$1,024.70	$1,022.95
Expenses Paid During Period	$2.33	$4.09	$0.81	$0.30	$2.07

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.46% for Class A, 0.81% for Class R, 0.16% for Class P, 0.06% for Class R6 and 0.41% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	23

Unaudited

AllianzGI Retirement Income Fund

For the period of October 1, 2015 through March 31, 2016, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Retirement Income Fund (the “Fund”) returned 3.66% outperforming the Morningstar Lifetime Conservative Income Index (the “benchmark index”), which returned 2.82%.

Market Overview

For the reporting period, global equities outperformed US bonds, demonstrated by the performance of the MSCI ACWI (5.28%), and the Barclays US Aggregate Bond Index (+2.44%). The environment was particularly volatile for global equities, as they started the period with a rally during the fourth quarter of 2015 after the MSCI ACWI posted the year’s lows in September. Global equities then declined sharply in the first quarter of 2016 before staging a strong rally into the end of the reporting period.

After posting the year’s low on September 29, 2015, global equities rebounded in the fourth quarter of 2015, with the MSCI ACWI rising 5.03% over the quarter (after dropping -9.45% in the third quarter of 2015). The rally was led by US equities as represented by the Russell 3000 Index, rising 6.27%, while developed markets outside the US, as represented by the MSCI EAFE Index, gained 4.71%. In other market segments, real estate investment trusts (“REITs”) were a bright spot, as the Dow Jones US Select REIT Index rose 7.54% over the fourth quarter, but the Bloomberg Commodity Index (-10.52%) conversely declined. In US Fixed Income, the Barclays US Aggregate Bond Index declined -0.57% over the fourth quarter of 2015. With the widely anticipated Fed Funds Rate hike taking place in December 2015 ending an era of zero interest rates, the 10 year Treasury yield (constant maturity) ended the year with a yield of 2.27%, up from 2.06% where it started the quarter. The Barclays US Aggregate Bond Index’s major segments all declined over the fourth quarter with treasuries (-0.9%) posting the most notable loss followed by corporate bonds (-0.6%) and mortgage backed securities (“MBS”) (-0.1%).

The first quarter of 2016 was more volatile for global equities. Most markets suffered the worst start to a year in decades, with some entering bear-market territory, amid renewed fears about the slowdown in China and further oil price weakness. However, signs that commodity prices may be stabilizing, as well as a dovish policy stance from the Fed, helped markets to recover in March. Most equity markets ended the quarter with modest losses, although the US and many emerging markets recorded positive returns. US Equities, as represented by the Russell 3000 Index, finished the quarter up 0.97%, while many markets outside the US struggled, as reflected by the MSCI EAFE Index (in USD) ending the quarter lower by -3.01%. The MSCI EAFE Index declined more in local currency terms, reflecting dollar weakness over the period. In US Fixed Income, the Barclays US Aggregate Bond Index gained 3.03%, while the 10 year Treasury yield fell back below 2.0%. The Barclays US Aggregate Bond Index’s major segments posted gains over the quarter with corporate bonds (+4.0%) and treasuries (+3.2%) leading the way, followed by MBS (+2.0%). Credit markets experienced a volatile quarter, mirroring the movement in equity markets.

Portfolio Review

Exposure to global equities were modestly above the benchmark index, while the Fund was underweight US nominal bonds in favor of US inflation linked securities. With regards to fixed income, the Fund was positioned with underweights to duration and inflation linked securities in favor of credits. Within global equities, the modest overweight was distributed across regions with the US receiving the greatest overweight for the majority of the reporting period. In addition, exposure to high yield debt was added toward the latter half of the reporting period.

In the fixed income portion of the Fund, relative performance contributions were mixed and ultimately ended roughly in line with the benchmark index. During the reporting period, an allocation toward shorter duration credits contributed, while an underweight to inflation linked issues was a headwind to relative results as they generally outperformed nominal issues.

In the equity portion of the Fund, allocation effects contributed to the overall result. The overweight to global equities across regions benefited results as global equities gained ground. The overweight included an emphasis on US equities which posted the strongest returns across regions. The Fund also included opportunistic exposures to high yield in the first quarter of 2016, which posted strong returns during the holding period contributing to relative results.

In aggregate, the Fund’s overweight to global equities, with particular emphasis on the US, provided the most notable tailwind to performance over the reporting period. Relative to the benchmark index, the Fund entered the period with a modest overweight to global equities, and remains underweight to inflation linked bonds in the US in favor of short term credit.

Outlook

Risks have risen, but we do not believe the global economy is heading toward recession. In the US, while odds of an April 2016 interest rate hike are low, we believe that the outlook for growth and inflation will prompt the Fed to raise rates twice in 2016. Against this backdrop, we expect global monetary policy to remain accommodative. The recovery in commodities has helped stabilize some of the stress points in the world economy, which should support inflation and growth. Still, we believe the existence of economic and political uncertainties will likely result in persistent volatility.

24	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Retirement Income Fund Class A	3.66%	–1.06%	2.98%	6.63%
AllianzGI Retirement Income Fund Class A (adjusted)	–2.04%	–6.50%	1.82%	5.80%
AllianzGI Retirement Income Fund Class C	3.32%	–1.77%	2.21%	5.84%
AllianzGI Retirement Income Fund Class C (adjusted)	2.32%	–2.72%	2.21%	5.84%
AllianzGI Retirement Income Fund Class R	3.48%	–1.43%	2.63%	6.30%
AllianzGI Retirement Income Fund Class P	3.81%	–0.77%	3.29%	6.92%
AllianzGI Retirement Income Fund Class R6	3.86%	–0.70%	3.39%	7.02%
AllianzGI Retirement Income Fund Administrative Class	3.69%	–0.78%	3.03%	6.69%
Morningstar Lifetime Conservative Income Index	2.82%	0.62%	3.41%	5.57%
Real Return Target Today Index**	3.41%	–0.70%	2.98%	6.09%
Linked RR Today Index to Morningstar Lifetime Cons. Income Return Index	2.82%	0.62%	3.26%	6.28%
Lipper Mixed-Asset Target Today Funds Average	2.79%	–1.31%	3.60%	6.40%

† The Fund began operations on 12/29/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/08.

* Cumulative return

** Effective April 1, 2015, the Funds’ benchmark index changed from the Real Return Target series (white label) to the Morningstar Lifetime Conservative series, as the Morningstar Lifetime Conservative series is considered to be a better representation of the Funds’ investment strategies. Previously, the Real Return Target series replaced the Dow Jones Real Retirement series. This change was due to a decision by the index provider to discontinue the Index. With this mid-period change, differences between the two benchmarks should be considered for purposes of performance comparison.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.13% for Class A shares, 1.88% for Class C shares, 1.38% for Class R shares, 0.73% for Class P shares, 0.63% for Class R6 shares and 0.98% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.65% for Class P shares, 0.55% for Class R6 shares and 0.90% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Semiannual Report	| March 31, 2016	25

Unaudited

AllianzGI Retirement Income Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

AllianzGI Short Duration High Income	19.9%
PIMCO Income	17.0%
PIMCO Long-Term Credit	15.3%
AllianzGI Best Styles U.S. Equity	10.1%
AllianzGI High Yield Bond	6.0%
PIMCO Emerging Markets Bond	5.0%
AllianzGI Advanced Core Bond	5.0%
iShares Core High Dividend	4.6%
Other	15.9%
Cash & Equivalents — Net	1.2%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,036.60	$1,033.20	$1,034.80	$1,038.10	$1,038.60	$1,036.90
Expenses Paid During Period	$1.99	$5.79	$3.76	$0.46	$—	$1.73

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,023.05	$1,019.30	$1,021.30	$1,024.55	$1,025.00	$1,023.30
Expenses Paid During Period	$1.97	$5.76	$3.74	$0.46	$—	$1.72

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.39% for Class A, 1.14% for Class C, 0.74% for Class R, 0.09% for Class P, 0.00% for Class R6 and 0.34% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

26	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund

For the period of October 1, 2015 through March 31, 2016, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Global Allocation Fund (the “Fund”) returned 3.23%, underperforming the 60% MSCI AC World Index and 40% Barclays US Aggregate Bond Index (the “benchmark index”), which returned 4.33%.

Market Overview

For the reporting period, global equities outperformed US bonds, demonstrated by the performance of the MSCI ACWI (5.28%), and the Barclays US Aggregate Bond Index (+2.44%). The environment was particularly volatile for global equities, as they started the period with a rally during the fourth quarter of 2015 after the MSCI ACWI posted the year’s lows in September. Global equities then declined sharply in the first quarter of 2016 before staging a strong rally into the end of the reporting period.

After posting the year’s low on September 29, 2015, global equities rebounded in the fourth quarter of 2015, with the MSCI ACWI rising 5.03% over the quarter (after dropping -9.45% in the third quarter of 2015). The rally was led by US equities as represented by the Russell 3000 Index, rising 6.27%, while developed markets outside the US, as represented by the MSCI EAFE Index, gained 4.71%. In other market segments, real estate investment trusts (“REITs”) were a bright spot, as the Dow Jones US Select REIT Index rose 7.54% over the fourth quarter, but the Bloomberg Commodity Index (-10.52%) conversely declined. In US Fixed Income, the Barclays US Aggregate Bond Index declined -0.57% over the fourth quarter of 2015. With the widely anticipated Fed Funds Rate hike taking place in December 2015 ending an era of zero interest rates, the 10 year Treasury yield (constant maturity) ended the year with a yield of 2.27%, up from 2.06% where it started the quarter. The Barclays US Aggregate Bond Index’s major segments all declined over the fourth quarter with treasuries (-0.9%) posting the most notable loss followed by corporate bonds (-0.6%) and mortgage backed securities (“MBS”) (-0.1%).

The first quarter of 2016 was more volatile for global equities. Most markets suffered the worst start to a year in decades, with some entering bear-market territory, amid renewed fears about the slowdown in China and further oil price weakness. However, signs that commodity prices may be stabilizing, as well as a dovish policy stance from the Fed, helped markets to recover in March. Most equity markets ended the quarter with modest losses, although the US and many emerging markets recorded positive returns. US Equities, as represented by the Russell 3000 Index, finished the quarter up 0.97%, while many markets outside the US struggled, as reflected by the MSCI EAFE Index (in USD) ending the quarter lower by -3.01%. The MSCI EAFE Index declined more in local currency terms, reflecting dollar weakness over the period. In US Fixed Income, the Barclays US Aggregate Bond Index gained 3.03%, while the 10 year Treasury yield fell back below 2.0%. The Barclays US Aggregate Bond Index’s major segments posted gains over the quarter with corporate bonds (+4.0%) and treasuries (+3.2%) leading the way, followed by MBS (+2.0%). Credit markets experienced a volatile quarter, mirroring the movement in equity markets.

Portfolio Review

Amidst a volatile period that started with global equities rallying off the lows of 2015 and the first quarter of 2016’s sharp correction followed by a rebound, the Fund was actively adjusted to the changing market environment. Entering the reporting period, the Fund’s defensive positioning reflected prior declines of our market cycle and economic cycle and valuation indicators, which were adjusted down from positive to more neutral on risk assets amidst the global equity sell-off in the third quarter of 2015. As markets surged in October 2015 and readings from our proprietary indicators moved to a more neutral position in the fourth quarter of 2015, the Fund’s equity exposure was accordingly adjusted closer to the benchmark index. The Fund’s fixed income exposure was accordingly adjusted down over the quarter. Contributing to the Fund’s overall defensive positioning was exposure to Italian government bonds in the opportunistic portion of the portfolio, as well as more defensive cash and equivalents. As global equities declined during the first half of the first quarter of 2016, the Fund’s equity momentum signals adjusted downward, leading to reduced exposure to both US and international equities. As the rebound in March was also reflected in the momentum signals, the Fund’s equity exposure was adjusted accordingly, resulting in a more modest underweight to global equities. Fixed income positioning was accordingly adjusted higher in the flight to safety and through the end of the reporting period.

While the Fund’s results ultimately trailed the benchmark index, performance included a combination of contributors and detractors. The overall relative result can be primarily traced to the equity portion of the Fund, where a combination of allocation and selection effects detracted. From an allocation perspective, the underweight to global equities early in the reporting period limited relative results as equities rallied in October 2015. The defensive positioning entering the reporting period included an overweight toward US government bonds, which was also a headwind as government bond yields rose in anticipation of the Fed rate hike which occurred later in the quarter. The Fund’s equity exposure was again reduced into the first quarter’s decline, although the underweight leading into the March 2015 rally again limited relative results. There were also several contributors which benefited the Fund’s performance over the reporting period. Ahead of the sharp decline in the first quarter of 2016 the Fund’s generally defensive posture, including underweights to international equities and an overweight to US government bonds, helped to limit the Fund’s participation in the early market decline. From a selection perspective, favorable relative performance from the international equity exposure in the AllianzGI Best Styles Global Equity Fund, particularly in the first quarter of 2016, provided a modest tailwind to results.

Outlook

Risks have risen, but we do not believe the global economy is heading toward recession. In the US, while odds of an April interest rate hike are low, we believe that the outlook for growth and inflation will prompt the Fed to raise rates twice in 2016. Against this backdrop, we expect global monetary policy to remain accommodative. The recovery in commodities has helped stabilize some of the stress points in the world economy, which should support inflation and growth. Still, we believe the existence of economic and political uncertainties will likely result in persistent volatility.

From an investment perspective, the Fund entered the second quarter with a modest underweight to global equities in favor of US government bonds. Meanwhile, in the opportunistic portion of the portfolio exposure to emerging market debt and Italian government bonds contributed to the overall duration.

Semiannual Report	| March 31, 2016	27

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Global Allocation Fund Class A	3.23%	–3.22%	3.24%	4.12%	5.42%
AllianzGI Global Allocation Fund Class A (adjusted)	–2.45%	–8.55%	2.08%	3.53%	5.08%
AllianzGI Global Allocation Fund Class C	2.92%	–3.87%	2.49%	3.36%	4.64%
AllianzGI Global Allocation Fund Class C (adjusted)	1.93%	–4.80%	2.49%	3.36%	4.64%
AllianzGI Global Allocation Fund Class R	3.11%	–3.36%	3.03%	3.89%	5.18%
AllianzGI Global Allocation Fund Class P	3.43%	–2.93%	3.47%	4.34%	5.64%
AllianzGI Global Allocation Fund Institutional Class	3.35%	–2.97%	3.50%	4.49%	5.86%
AllianzGI Global Allocation Fund Class R6	3.41%	–2.89%	3.60%	4.59%	5.97%
AllianzGI Global Allocation Fund Administrative Class	3.35%	–3.13%	3.25%	4.16%	5.47%
MSCI ACWI	5.28%	–4.34%	5.22%	4.08%	5.19%
60% MSCI ACWI, 40% Barclays US Aggregate Bond Index	4.33%	–1.59%	4.89%	4.78%	5.49%
Barclays US Aggregate Bond Index	2.44%	1.96%	3.78%	4.90%	5.05%
Lipper Alternative Global Macro Funds Average	1.04%	–6.22%	1.35%	3.39%	5.29%

† The Fund began operations on 9/30/98. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/98.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and the 5% contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.68% for Class A shares, 2.42% for Class C shares, 1.88% for Class R shares, 1.44% for Class P shares, 1.45% for Institutional Class shares, 1.69% for Class R6 shares and 1.61% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.07% for Class A shares, 1.81% for Class C shares, 1.24% for Class R shares, 0.84% for Class P shares, 0.83% for Institutional Class shares, 0.73% for Class R6 shares and 1.08% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

28	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Global Allocation Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

AllianzGI Best Styles Global Equity	51.3%
AllianzGI Advanced Core Bond	26.1%
iShares MSCI USA Minimum Volatility	4.9%
iShares MSCI EAFE Minimum Volatility	4.8%
AllianzGI Structured Return	3.6%
AllianzGI Emerging Markets Debt	2.5%
AllianzGI Short Duration High Income	2.5%
PIMCO Broad U.S. TIPS Index	2.0%
Cash & Equivalents — Net	2.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,032.30	$1,029.20	$1,031.10	$1,034.30	$1,033.50	$1,034.10	$1,033.50
Expenses Paid During Period	$3.15	$7.00	$4.11	$1.63	$2.03	$1.53	$2.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,021.90	$1,018.10	$1,020.95	$1,023.40	$1,023.00	$1,023.50	$1,022.10
Expenses Paid During Period	$3.13	$6.96	$4.09	$1.62	$2.02	$1.52	$2.93

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.62% for Class A, 1.38% for Class C, 0.81% for Class R, 0.32% for Class P, 0.40% for Institutional Class, 0.30% for Class R6 and 0.58% for Administrative Class), multiplied by the average account value over the period, multiplied by 183 /366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	29

Unaudited

AllianzGI Global Dynamic Allocation Fund

For the period of October 1, 2015 through March 31, 2016, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Global Dynamic Allocation Fund (the “Fund”) returned 0.98%, underperforming the 60% MSCI AC World Index and 40% Barclays US Aggregate Bond Index (the “benchmark index”), which returned 4.33%.

Market Overview

For the reporting period, global equities outperformed US bonds, demonstrated by the performance of the MSCI ACWI (5.28%), and the Barclays US Aggregate Bond Index (+2.44%). The environment was particularly volatile for global equities, as they started the period with a rally during the fourth quarter of 2015 after the MSCI ACWI posted the year’s lows in September. Global equities then declined sharply in the first quarter of 2016 before staging a strong rally into the end of the reporting period.

After posting the year’s low on September 29, 2015, global equities rebounded in the fourth quarter of 2015, with the MSCI ACWI rising 5.03% over the quarter (after dropping -9.45% in the third quarter of 2015). The rally was led by US equities as represented by the Russell 3000 Index, rising 6.27%, while developed markets outside the US, as represented by the MSCI EAFE Index, gained 4.71%. In other market segments, real estate investment trusts (“REITs”) were a bright spot, as the Dow Jones US Select REIT Index rose 7.54% over the fourth quarter, but the Bloomberg Commodity Index (-10.52%) conversely declined. In US Fixed Income, the Barclays US Aggregate Bond Index declined -0.57% over the fourth quarter of 2015. With the widely anticipated Fed Funds Rate hike taking place in December 2015 ending an era of zero interest rates, the 10 year Treasury yield (constant maturity) ended the year with a yield of 2.27%, up from 2.06% where it started the quarter. The Barclays US Aggregate Bond Index’s major segments all declined over the fourth quarter with treasuries (-0.9%) posting the most notable loss followed by corporate bonds (-0.6%) and mortgage backed securities (“MBS”) (-0.1%).

The first quarter of 2016 was more volatile for global equities. Most markets suffered the worst start to a year in decades, with some entering bear-market territory, amid renewed fears about the slowdown in China and further oil price weakness. However, signs that commodity prices may be stabilizing, as well as a dovish policy stance from the Fed, helped markets to recover in March. Most equity markets ended the quarter with modest losses, although the US and many emerging markets recorded positive returns. US Equities, as represented by the Russell 3000 Index, finished the quarter up 0.97%, while many markets outside the US struggled, as reflected by the MSCI EAFE Index (in USD) ending the quarter lower by -3.01%. The MSCI EAFE Index declined more in local currency terms, reflecting dollar weakness over the period. In US Fixed Income, the Barclays US Aggregate Bond Index gained 3.03%, while the 10 year Treasury yield fell back below 2.0%. The Barclays US Aggregate Bond Index’s major segments posted gains over the quarter with corporate bonds (+4.0%) and treasuries (+3.2%) leading the way, followed by MBS (+2.0%). Credit markets experienced a volatile quarter, mirroring the movement in equity markets.

Portfolio Review

Amidst a volatile period that started with global equities rallying off the lows of 2015 and the first quarter of 2016’s sharp correction followed by a rebound, the Fund was actively adjusted to the changing market environment. Entering the reporting period, the Fund’s defensive positioning reflected prior declines of our market cycle and economic cycle and valuation indicators, which were adjusted down from positive to more neutral on risk assets amidst the global equity sell-off in the third quarter of 2015. As markets surged back in October 2015 and readings from our proprietary indicators moved to a more neutral position in the fourth quarter of 2015, the Fund’s equity exposure was accordingly adjusted closer to the benchmark index. Fixed income exposure was accordingly adjusted down over the quarter. Contributing to the Fund’s overall defensive positioning was exposure to Italian government bonds in the opportunistic portion of the portfolio, as well as more defensive cash and equivalents. As global equities declined during the first quarter of 2016, equity momentum signals adjusted downward, leading to reduced exposure to both US and international equities. As the March 2016 rebound was also reflected in the momentum signals, the Fund’s equity exposure was adjusted accordingly, to end with a more modest underweight to global equities. Fixed income positioning was accordingly adjusted higher in the flight to safety and through the end of the reporting period.

While the Fund’s results ultimately trailed the benchmark index, performance included a combination of contributors and detractors. The overall relative result can be primarily traced to the equity portion of the Fund, where a combination of allocation and selection effects detracted. From an allocation perspective, the underweight to global equities early in the reporting period limited relative results as equities rallied in October 2015. The defensive positioning entering the reporting period included an overweight toward US government bonds, which was also a headwind as government bond yields rose in anticipation of the Fed rate hike which occurred later in the quarter. The Fund’s equity exposure was again reduced into the first quarter’s decline although the underweight leading into the March 2016 rally again limited relative results. There were also several contributors which benefited the Fund’s performance over the period. Ahead of the sharp decline in the first quarter of 2016, generally defensive posture including underweights to international equities and an overweight to US government bonds helped to limit the Fund’s participation in the early market decline. From a selection perspective, favorable relative performance from the AllianzGI Best Styles International Equity Fund, particularly in the first quarter of 2016, provided a modest tailwind to results.

Outlook

Risks have risen, but we do not believe the global economy is heading toward recession. In the US, while odds of an April interest rate hike are low, we believe that the outlook for growth and inflation will prompt the Fed to raise rates twice in 2016. Against this backdrop, we expect global monetary policy to remain accommodative. The recovery in commodities has helped stabilize some of the stress points in the world economy, which should support inflation and growth. Still, we believe the existence of economic and political uncertainties will likely result in persistent volatility.

From an investment perspective, the Fund entered the second quarter with a modest underweight to global equities in favor of US government bonds. The exposure to REITs in the opportunistic portion of the portfolio contributed to the overall equity exposure, while emerging market debt contributed to overall duration.

30	March 31, 2016 |	Semiannual Report

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AllianzGI Global Dynamic Allocation Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Dynamic Allocation Fund Class A	0.98%	–5.01%	2.80%	9.95%
AllianzGI Global Dynamic Allocation Fund Class A (adjusted)	–4.58%	–10.23%	1.65%	9.05%
AllianzGI Global Dynamic Allocation Fund Class C	0.62%	–5.71%	2.03%	9.14%
AllianzGI Global Dynamic Allocation Fund Class C (adjusted)	–0.37%	–6.64%	2.03%	9.14%
AllianzGI Global Dynamic Allocation Fund Class R	0.83%	–5.24%	2.55%	9.69%
AllianzGI Global Dynamic Allocation Fund Class P	1.06%	–4.84%	2.97%	10.15%
AllianzGI Global Dynamic Allocation Fund Institutional Class	1.09%	–4.79%	3.07%	10.26%
AllianzGI Global Dynamic Allocation Fund Class R6	1.13%	–4.71%	3.18%	10.37%
AllianzGI Global Dynamic Allocation Fund Administrative Class	0.96%	–5.04%	2.82%	9.99%
MSCI ACWI	5.28%	–4.34%	5.22%	11.25%
Barclays US Aggregate Bond Index	2.44%	1.96%	3.78%	4.47%
60% MSCI ACWI, 40% Barclays US Aggregate Bond Index**	4.33%	–1.59%	4.89%	8.80%
Lipper Alternative Global Macro Funds Average	1.04%	–6.22%	1.35%	5.99%

† The Fund began operations on 4/27/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/09.

* Cumulative return

** Prior to certain changes to the Fund’s principal investment strategies that went into effect January 1, 2015, the Fund disclosed a custom secondary benchmark with a different blend of these two broad-based market indices (80% MSCI ACWI and 20% Barclays US Aggregate Bond Index).

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 4.72% for Class A shares, 5.39% for Class C shares, 5.14% for Class R shares, 4.41% for Class P shares, 4.44% for Institutional Class shares, 4.39% for Class R6 shares and 4.63% for Administrative Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 0.76% for Class A shares, 1.49% for Class C shares, 1.01% for Class R shares, 0.61% for Class P shares, 0.51% for Institutional Class shares, 0.36% for Class R6 shares and 0.76% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

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AllianzGI Global Dynamic Allocation Fund (cont’d)

Cumulative Returns Through March 31, 2016

Asset Allocation (as of March 31, 2016)

Mutual Funds	67.0%
U.S. Treasury Obligations	9.7%
Exchange-Traded Funds	8.2%
U.S. Government Agency Securities	1.0%
Cash & Equivalents — Net	14.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,009.80	$1,006.20	$1,008.30	$1,010.60	$1,010.90	$1,022.50	$1,009.60
Expenses Paid During Period	$3.82	$7.47	$5.07	$3.07	$2.56	$0.59	$3.82

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,021.20	$1,017.55	$1,019.95	$1,021.95	$1,022.45	$1,023.20	$1,021.20
Expenses Paid During Period	$3.84	$7.52	$5.10	$3.08	$2.58	$1.82	$3.84

* Class R6 commenced operations on February 1, 2016. The Actual expense example for Class R6 is based on the period since inception; the Actual expense example for Class A, Class C, Class R, Class P, Institutional Class and Administrative Class and the Hypothetical expense example are based on the period beginning October 1, 2015. If the Hypothetical expense example for Class R6 had been based on the period since inception, the Ending Account Value and Expenses Paid During Period would have been: $1,007.48 and $0.58, respectively.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.76% for Class A, 1.49% for Class C, 1.01% for Class R, 0.61% for Class P, 0.51% for Institutional Class, 0.36% for Class R6 and 0.76% for Administrative Class), multiplied by the average account value over the period, multiplied by 183 (59 for Class R6)/366 for the Actual expense example and 183/366 for the Hypothetical expense example. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI Global Megatrends Fund

For the period of October 1, 2015 through March 31, 2016, as provided by John Schroer, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Global Megatrends Fund (the “Fund”) returned 2.54%, underperforming the MSCI ACWI (the “benchmark index”), which returned 5.28%.

The Fund is a thematic portfolio made up of five underlying strategies (“sleeves”). Rapid technological innovation, developments in health care and global energy, the emerging consumer class in developing economies and the scarcity of clean water for the world’s growing population remain powerful themes. The Fund provides a unique way to invest in them.

Below is a summary of the underlying thematics and contributions over the reporting period.

AllianzGI Emerging Markets Consumer Fund:

The Emerging Markets Consumer sleeve was essentially flat over the reporting period, which masked a major sell-off and impressive rebound. Emerging market equities abruptly reversed course in late January, boosted by a turnaround in sentiment, higher energy prices, a weaker dollar and dovish central bank expectations. Large-cap, pro-cyclical, deep-value stocks were among the best performers due to the rapid shift in sentiment and preference for higher-beta exposure, which had been a laggard in previous periods.

While volatility is likely to persist, we anticipate the uptrend to continue, as the asset class offers a significant valuation discount with regards to developed markets, despite superior levels of expected earnings growth. We expect the market to broaden to capture the more steady growth companies, and notably the forward-looking growth of the consumer segments of the market.

AllianzGI Global Natural Resources Fund:

The Global Natural Resources sleeve produced a positive, low single-digit return. Oil investors had to contend with conflicting reports on the outlook for supply and demand. West Texas Intermediate (“WTI”)—a benchmark for US crude—sank as low as $26 per barrel in February before rebounding sharply to close the quarter above $38 per barrel.

Many of the stronger performing stocks were oil and gas exploration and production companies that rebounded sharply as the price of crude recovered. Continental Resources, for example, has very high leverage to an improving oil price, and a much improved risk/return profile.

Detractors were largely miscellaneous in nature. Some smaller companies held back performance on balance sheet concerns as energy prices cascaded downwards in the earlier part of the reporting period. Alternative energy positions also faced pressure throughout the reporting period.

Over the longer term, we currently expect oil prices to normalize in the $60 to $70 range. The aggressive production cutbacks that have been announced in the last six months, particularly in North American shale drilling and other higher cost global drilling projects, should work to firm the oversupply currently in the marketplace.

AllianzGI Global Water Fund:

The Global Water sleeve generated a return of just over 11%. The Global Water Fund’s performance was largely attributable to our preference for defensive names in this segment, along with structural growth drivers in their business models.

Top holdings in the sleeve include a mix of high-growth US, UK and European water utilities as well as leading water industrial companies, which are levered to the steadily growing US water infrastructure market after years of pent-up demand. We generally favor water companies that sell into structurally attractive end-markets such as safety or medical industries.

Headlines around the world about water shortages and their impact on societies have become more prevalent. The need for investment in US water infrastructure is also gaining more attention, and we saw another prominent example of a neglected water supply situation in Flint, Michigan.

European water capex remains depressed and well below sustainable levels, although we expect a return to growth similar to that in the US with some delay. Once Europe and the US are fully back in normal water infrastructure investment mode, this will bring back two very large customers for water equipment products which have held back spending since 2009.

AllianzGI Health Sciences Fund:

The Health Sciences sleeve lost just over 6.5%, held back primarily by the overall performance headwinds facing the health care sector. Biopharma stocks have recently been hurt by multiple compression for growth stocks generally, and the focus on drug pricing from both Republican and Democratic presidential candidates. However, we expect the negative rhetoric for drug pricing to cool substantially after the election. We see only a limited chance of substantive drug pricing regulation materializing longer term.

We think the long term investment outlook for global healthcare remains highly compelling, with biopharma being one of the most promising areas. We are relatively overweight biopharma and have been opportunistically adding to positions on the weakness.

34	March 31, 2016 |	Semiannual Report

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AllianzGI Global Megatrends Fund (cont’d)

We continue to focus on companies and healthcare industries delivering innovative and profitable drug treatments and cost effective, productivity-enhancing medical solutions.

AllianzGI Technology Fund:

Growth expectations have fallen for most companies in the technology sector, particularly relative to the high growth rates they have been experiencing over the last several years. However, we think this process is reducing expectations and valuations to quite reasonable levels, particularly for companies able to continue growing rapidly.

Stocks in the electronic equipment, technology hardware, semiconductors, and IT services segments were among the best performing groups. Conversely, higher growing internet software and software groups held back relative performance.

Despite the tremendous volatility in high-growth technology stocks over the reporting period, the technology sleeve returned over 6%. At present, we are seeing a wave of innovation in the sector along with companies with valuations that, in our view, do not fully reflect positive company and/or industry-specific tailwinds.

Despite high valuations for some cloud and internet companies, we continue to see massive addressable markets and multi-year growth opportunities. We are carefully balancing risks and opportunities, leveraging our industry expertise, and emphasizing individual stock selection.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Global Megatrends Fund Class A	2.54%	–8.74%	–4.68%
AllianzGI Global Megatrends Fund Class A (adjusted)	–3.10%	–13.76%	–9.23%
AllianzGI Global Megatrends Fund Class P	2.66%	–8.50%	–4.46%
AllianzGI Global Megatrends Fund Institutional Class	2.66%	–8.43%	–4.40%
MSCI ACWI	5.28%	–4.34%	–1.29%
Lipper Global Multi-Cap Core Funds Average	3.75%	–4.95%	–0.74%

† The Fund began operations on 2/2/15. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/15.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 5.86% for Class A shares, 6.07% for Class P shares and 5.61% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 1.15% for Class P shares and 1.05% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Semiannual Report	| March 31, 2016	35

Unaudited

AllianzGI Global Megatrends Fund (cont’d)

Cumulative Returns Through March 31, 2016

Fund Allocation (as of March 31, 2016)

AllianzGI Health Sciences	20.1%
AllianzGI Technology	20.0%
AllianzGI Emerging Markets Consumer	19.7%
AllianzGI Global Water	19.7%
AllianzGI Global Natural Resources	19.2%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,025.40	$1,026.60	$1,026.60
Expenses Paid During Period	$0.66	$—	$—

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,024.35	$1,025.00	$1,025.00
Expenses Paid During Period	$0.66	$—	$—

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.13% for Class A, 0.00% for Class P and 0.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI Best Styles Emerging Markets Equity Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Dr. Michael Heldmann, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class R6 shares at NAV of the AllianzGI Best Styles Emerging Markets Equity Fund (the “Fund”) returned 5.69%, underperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned 6.41%.

Market Overview

Volatility was quite prevalent during the reporting period as a looming Fed rate hike and continued commodity weakness weighed on emerging markets. During the second half of the reporting period, volatility was most pronounced, with equity indices globally sliding into bear market territory as the first Fed rate hike in nearly a decade weighed on investor sentiment. This, coupled with concerns in the energy sector, in particular oil prices sliding to a bottom in early January, led to a pronounced sell-off.

Portfolio Review

The Fund implemented a well-diversified blend of the five long-term investment styles, emphasizing value, momentum, earnings change, growth and quality, and as such, established stable exposures to contrarian and trend-following investment styles.

It was a tale of two halves from a style perspective as trend following styles did well in the first half with value slightly negative, but in the second half momentum and revisions turned negative as the market became choppier and value and small cap did well.

The initial weakness in contrarian investment styles like dividend yield, cash yield and free-cash-yield, made for significant returns in the second half of the reporting period, as energy and commodity prices rebounded significantly as investors became less risk averse. Strength continued into the close of the reporting period.

The Best Styles strategy has only moderate leeway for sector allocation, with a maximum deviation of 4% versus the benchmark index for active sector weightings. The overall contribution from active sector allocation was consistently small for the Fund’s strategy over the reporting period, hence the main contribution to performance came from stock selection. While stock selection was positive across the financials, materials, telecom and energy sectors, it was outweighed by weak stock picking within the consumer staples, consumer discretionary and industrials sectors.

From a regional point of view, the overall contribution from active weightings was slightly positive. Overweights in Argentina and Turkey contributed to performance while underweights in China and South Africa detracted from performance.

The Fund holds a broad number of stocks to implement a well diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Thus, the performance impact of individual stocks is lower for the Fund as compared to concentrated portfolios. In sum, the performance contribution from stock selection was strong over the reporting period.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles Emerging Markets Equity Fund Class P	5.66%	–10.08%	–7.94%
AllianzGI Best Styles Emerging Markets Equity Fund Institutional Class	5.65%	–10.07%	–7.88%
AllianzGI Best Styles Emerging Markets Equity Fund Class R6	5.69%	–9.98%	–7.80%
MSCI Emerging Markets Index	6.41%	–12.03%	–8.31%
Lipper Emerging Markets Funds Average	4.60%	–11.58%	–11.59%

† The Fund began operations on 12/9/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 4.65% for Class P shares, 4.66% for Institutional Class shares and 4.63% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 0.80% for Class P shares, 0.70% for Institutional Class shares and 0.60% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

38	March 31, 2016 |	Semiannual Report

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AllianzGI Best Styles Emerging Markets Equity Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

China	21.3%
Korea (Republic of)	14.3%
Taiwan	12.2%
Brazil	7.4%
South Africa	5.2%
Mexico	3.4%
Turkey	2.9%
Malaysia	2.4%
Other	12.4%
Cash & Equivalents — Net	18.5%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,056.60	$1,056.50	$1,056.90
Expenses Paid During Period	$4.11	$3.60	$3.09

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,021.00	$1,021.50	$1,022.00
Expenses Paid During Period	$4.04	$3.54	$3.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.80% for Class P, 0.70% for Institutional Class and 0.60% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2016	39

Unaudited

AllianzGI Best Styles Global Equity Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Dr. Rainer Tafelmayer, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Best Styles Global Equity Fund (the “Fund”) returned 4.28%, underperforming the MSCI ACWI (the “benchmark index”), which returned 5.28%.

Market Overview

Volatility was quite prevalent during the reporting period as a looming Fed rate hike and continued commodity weakness weighed on markets. During the second half of the reporting period, volatility was most pronounced, with equity indices globally sliding into bear market territory as the first Fed rate hike in nearly a decade weighed on investor sentiment. This, coupled with concerns in the energy sector, in particular oil prices sliding to a bottom in early January, led to a pronounced sell-off.

Portfolio Review

The Fund implemented a well-diversified blend of the five long-term investment styles, emphasizing value, momentum, earnings change, growth and quality, and as such, established stable exposures to contrarian and trend-following investment styles.

It was a tale of two halves from a style perspective as trend following styles did well in the first half with value slightly negative, but in the second half momentum and revisions turned negative as the market became choppier and value and small cap did well.

The Best Styles strategy has only moderate leeway for sector allocation with a maximum deviation of 3% versus the benchmark index for active sector weightings. Sector and stock selection modestly weighed on performance. Overweights in the utilities, telecom and consumer discretionary sectors helped performance. Underweights in the consumer staples, energy, technology, and industrials sectors weighed on performance. Stock picks in utilities, consumer staples, health care, and telecom helped performance. Picks in technology, industrials, consumer discretionary, and financials detracted from performance.

Regional selection was additive to performance with overweights in Japan and Turkey, both contributing to performance. Underweights in the US and Russia detracted from performance.

The Fund holds a broad number of stocks to implement a well diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Thus, the performance impact of individual stocks is lower for the Fund as compared to concentrated portfolios.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles Global Equity Fund Class A	4.28%	–4.28%	2.83%
AllianzGI Best Styles Global Equity Fund Class A (adjusted)	–1.45%	–9.54%	0.36%
AllianzGI Best Styles Global Equity Fund Class P	4.37%	–4.16%	3.00%
AllianzGI Best Styles Global Equity Fund Institutional Class	4.44%	–4.00%	3.11%
AllianzGI Best Styles Global Equity Fund Class R6	4.43%	–3.97%	3.18%
MSCI ACWI	5.28%	–4.34%	1.76%
Lipper Global Multi-Cap Value Average	4.09%	–5.34%	–0.31%

† The Fund began operations on 12/2/2013. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2013.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.22% for Class A shares, 0.69% for Class P shares, 0.68% for Institutional Class shares and 0.70% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Funds expense ratios net of this reduction are 0.75% for Class A shares, 0.60% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

40	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Best Styles Global Equity Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

United States	54.6%
United Kingdom	6.0%
Japan	4.8%
Canada	4.3%
Germany	4.0%
France	3.6%
China	3.0%
Korea (Republic of)	1.3%
Other	15.6%
Cash & Equivalents — Net	2.8%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,042.80	$1,043.70	$1,044.40	$1,044.30
Expenses Paid During Period	$3.83	$3.07	$2.56	$2.04

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,021.25	$1,022.00	$1,022.50	$1,023.00
Expenses Paid During Period	$3.79	$3.03	$2.53	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.75% for Class A, 0.60% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2016	41

Unaudited

AllianzGI Best Styles International Equity Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Dr. Michael Heldmann, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class R6 shares at NAV of the AllianzGI Best Styles International Equity Fund (the “Fund”) returned 2.23%, outperforming the MSCI EAFE Index (the “benchmark index”), which returned 1.56%.

Market Overview

Volatility was quite prevalent during the reporting period, as a looming Fed rate hike and continued commodity weakness weighed on markets. During the second half of the reporting period volatility was most pronounced, with equity indices globally sliding into bear market territory as the first Fed rate hike in nearly a decade weighed on investor sentiment. This, coupled with concerns in the energy sector, in particular oil prices sliding to a bottom in early January, led to a pronounced sell-off.

Portfolio Review

The Fund implemented a well diversified blend of the five long-term investment styles, emphasizing value, momentum, earnings change, growth and quality, and as such, established stable exposures to contrarian and trend-following investment styles.

In the first half of the reporting period, the Fund benefited from all investment styles with only momentum being somewhat weaker in Japan. Small cap exposure helped during the first half of the reporting period as well. Weakness in contrarian investment styles like dividend yield, cash yield and free-cash-yield, were buoyed by favorable trend-following investment style patterns in Europe and Japan during the second half of the reporting period.

The Best Styles strategy has only moderate leeway for sector allocation, with a maximum deviation of 3% versus the benchmark index for active sector weightings. The overall contribution from active sector allocation was consistently small for the Fund’s strategy over the reporting period, hence the main contribution to performance came from stock selection. Stock selection was strong within the financials, consumer discretionary, consumer staples and materials sectors and contributed to performance. Conversely, stock selection within the industrials, health care, utilities and energy sectors detracted from performance.

From a regional point of view, the overall contribution from active weightings was slightly positive. Overweights in Germany and Switzerland added slightly to performance while underweights to the UK and France modestly detracted.

The Fund holds a broad number of stocks to implement a well diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Thus, the performance impact of individual stocks is lower for the Fund as compared to concentrated portfolios. In sum, the performance contribution from stock selection was strong over the reporting period.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles International Equity Fund Class P	2.15%	–6.94%	–4.44%
AllianzGI Best Styles International Equity Fund Institutional Class	2.16%	–6.92%	–4.37%
AllianzGI Best Styles International Equity Fund Class R6	2.23%	–6.79%	–4.26%
MSCI EAFE Index	1.56%	–8.27%	–4.38%
Lipper International Multi-Cap Value Funds Average	0.99%	–9.48%	–6.80%

† The Fund began operations on 12/9/2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2014.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.88% for Class P shares, 1.88% for Institutional Class shares and 1.44% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 0.65% for Class P shares, 0.55% for Institutional Class shares and 0.45% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

42	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Best Styles International Equity Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

Japan	21.4%
United Kingdom	20.6%
France	10.2%
Germany	7.5%
Switzerland	7.2%
Australia	5.8%
Hong Kong	3.5%
Italy	3.0%
Other	19.1%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,021.50	$1,021.60	$1,022.30
Expenses Paid During Period	$3.28	$2.78	$2.28

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,021.75	$1,022.25	$1,022.75
Expenses Paid During Period	$3.29	$2.78	$2.28

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.65% for Class P, 0.55% for Institutional Class and 0.45% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2016	43

Unaudited

AllianzGI Best Styles U.S. Equity Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Karsten Niemann, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class R6 shares at NAV of the AllianzGI Best Styles U.S. Equity Fund (the “Fund”) returned 6.07%, underperforming the S&P 500 Index (the “benchmark index”), which returned 8.49%.

Market Overview

Volatility was quite prevalent during the reporting period as a looming fed rate hike and continued commodity weakness weighed on markets. During the second half of the reporting period, volatility was most pronounced, with equity indices globally sliding into bear market territory as the first Fed rate hike in nearly a decade weighed on investor sentiment. This, coupled with concerns in the energy sector, in particular oil prices sliding to a bottom in early January, led to a pronounced sell-off.

Portfolio Review

The Fund implemented a well diversified blend of the five long-term investment styles, emphasizing value, momentum, earnings change, growth and quality, and as such, established stable exposures to contrarian and trend-following investment styles.

In the first half of the reporting period, all investment styles except growth weighed on performance. Cyclical investment styles like value and small cap were pushed down by worries over the global economy with trend following strategies like momentum and earnings also underperforming to some extent especially in October 2015. In the second half of the reporting period, bottom-line higher risk investment styles like value and small caps did reasonably well in the US, however, the underperformance of the trend following investment strategies momentum and earnings revision was much more pronounced. Therefore, the positives from value and small caps did not outweigh the relative losses from the trend following styles.

The Best Styles strategy has only moderate leeway for sector allocation with a maximum deviation of 3% versus the benchmark index for active sector weightings. Sector weightings during the reporting period modestly detracted from performance. Stock picks was the primary detractor of performance this year. Stock picks in financials, health care, utilities, and telecom lead were additive to performance. Picks in technology, consumer discretionary, industrials, and energy detracted.

The Fund holds a broad number of stocks to implement a well diversified mix of investment styles and assigns a maximum active weighting of 1% to individual stocks. Thus, the performance impact of individual stocks is lower for the Fund as compared to concentrated portfolios.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Best Styles U.S. Equity Fund Class P	5.85%	–1.25%	0.21%
AllianzGI Best Styles U.S. Equity Fund Institutional Class	6.03%	–1.08%	0.39%
AllianzGI Best Styles U.S. Equity Fund Class R6	6.07%	–0.97%	0.48%
S&P 500 Index	8.49%	1.78%	2.39%
Lipper Multi-Cap Core Funds Average	4.93%	–3.87%	–1.37%

† The Fund began operations on 12/1/2014. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/2014.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.19% for Class P shares, 1.32% for Institutional Class shares and 0.61% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 0.60% for Class P shares, 0.50% for Institutional Class shares and 0.40% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

44	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Best Styles U.S. Equity Fund (cont’d)

Cumulative Returns Through March 31, 2016

Industry Allocation (as of March 31, 2016)

Health Care Providers & Services	6.3%
Insurance	5.4%
Pharmaceuticals	4.4%
Technology Hardware, Storage & Peripherals	4.2%
Oil, Gas & Consumable Fuels	4.1%
Banks	4.1%
Semiconductors & Semiconductor Equipment	3.6%
Specialty Retail	3.6%
Other	60.5%
Cash & Equivalents — Net	3.8%

Shareholder Expense Example	Actual Performance
	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,058.50	$1,060.30	$1,060.70
Expenses Paid During Period	$3.09	$2.58	$2.06

	Hypothetical Performance
	(5% return before expenses)
	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,022.00	$1,022.50	$1,023.00
Expenses Paid During Period	$3.03	$2.53	$2.02

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.60% for Class P, 0.50% for Institutional Class and 0.40% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2016	45

Unaudited

AllianzGI China Equity Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Christina Chung, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI China Equity Fund (the “Fund”) returned -0.60%, outperforming the MSCI China Index (the “benchmark index”), which returned -0.97%.

Market Overview

Chinese equities continued to experience a roller coaster ride over the reporting period. While the Chinese economy stayed on the path of slowing economic growth, sentiment toward this market has had several reversals that were much more dramatic than the change in underlying fundamentals. Such sentiment swings were primarily driven by fear and greed—fear of Renminbi depreciation, an economic hard landing, capital flight and elevated levels of debt; this is offset by investors trying to time the bottom as an entry point if the situation turns out to be less worrying than anticipated.

To be more specific, in the last quarter of 2015, Chinese equities rebounded after the sharp correction in the third quarter. This was mainly driven by further monetary easing from the People’s Bank of China (“PBoC”), as well as the announcement from the International Monetary Fund to add the Chinese currency to the basket of currencies that make up its lending reserve.

However, in January 2016, bearish sentiment took stage when China A-shares dropped by more than 15% within the first half of the month after two rounds of ‘circuit breakers’. The new, well-intended mechanism ironically helped to amplify market corrections, and was abandoned immediately. A sudden depreciation of the Renminbi also raised concern among investors of further capital flight which will weigh on the exchange rate.

Since mid-February 2016, sentiment seems to have stabilized and showed signs of improvement. One of the main reasons was the weakness in the US dollar, which allowed the Renminbi to stabilize and alleviated some of the previous concerns on capital outflows. Moving into March 2016, there was also a growing degree of comfort regarding the economic outlook, especially with reassuring messages by the top leadership in China to make growth a priority.

As a result of the sentiment reversals, the equity market also experienced frequent sector rotation. For example, the rallies in late 2015 and since mid-February 2016 were led by previous laggards, including banks, materials and energy stocks.

Portfolio Review

Over the reporting period there was a significant style reversal in the market, with previous outperforming sectors giving back some of their relative gains. For example ‘structural growth’ sectors such as life insurance, environmental engineering, natural gas distributors and railway related companies underperformed; whereas ‘deep value’ sectors such as energy and materials held up very well. With the Fund’s focus on stocks with secular, structural growth potential, the Fund suffered from the rotation. However, this was balanced by strong stock selection in the IT, consumer and telecom sectors.

Among the top contributors was Digital China, a small cap IT service provider. We have been a long-term investor of this company, believing its business transition from IT distribution towards IT services should significantly re-rate the company from an oversold level. In recent months, our expectations started to materialize, with the company announcing plans to spin off its distribution business. The move has been received positively by the market, and its share price continued its appreciation from late 2015. We will continue to hold onto this name as its share price is likely to remain well supported ahead of the special dividend in April 2016.

In contrast, China Everbright International, a leading waste and water treatment company in China, was a notable detractor. In particular, investors were concerned about the company’s US dollar debt exposure and delay in project completion. We have invested in this company since 2010. Fundamentally we believe the underlying business is robust, the balance sheet is strong and the management has an excellent track record of executing on its new projects. The recent derating of the share price has brought valuations back to attractive levels, especially considering earnings growth of more than 20% for the next three years.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI China Equity Fund Class A	–0.60%	–12.28%	–0.53%	4.05%
AllianzGI China Equity Fund Class A (adjusted)	–6.07%	–17.11%	–1.65%	3.04%
AllianzGI China Equity Fund Class C	–1.02%	–12.97%	–1.30%	3.29%
AllianzGI China Equity Fund Class C (adjusted)	–1.99%	–13.81%	–1.30%	3.29%
AllianzGI China Equity Fund Class P	–0.53%	–12.20%	–0.33%	4.31%
AllianzGI China Equity Fund Institutional Class	–0.53%	–12.14%	–0.26%	4.39%
MSCI China Index	–0.97%	–18.84%	–0.90%	2.36%
Lipper China Region Funds Average	1.43%	–14.06%	–0.52%	3.31%

† The Fund began operations on 6/7/10. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/2010.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 4.67% for Class A shares, 6.60% for Class C shares, 4.22% for Class P shares and 4.99% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.70% for Class A shares, 2.45% for Class C shares, 1.51% for Class P shares and 1.45% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

46	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI China Equity Fund (cont’d)

Cumulative Returns Through March 31, 2016

Industry Allocation (as of March 31, 2016)

Internet Software & Services	15.0%
Banks	7.6%
Insurance	6.9%
Real Estate Management & Development	6.9%
Electronic Equipment, Instruments & Components	6.3%
Automobiles	6.0%
Diversified Telecommunication Services	5.5%
Oil, Gas & Consumable Fuels	4.8%
Other	39.7%
Cash & Equivalents — Net	1.3%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$994.00	$989.80	$994.70	$994.70
Expenses Paid During Period	$8.47	$12.19	$7.53	$7.23

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,016.50	$1,012.75	$1,017.45	$1,017.75
Expenses Paid During Period	$8.57	$12.33	$7.62	$7.31

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.70% for Class A, 2.45% for Class C, 1.51% for Class P and 1.45% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2016	47

Unaudited

AllianzGI Convertible Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A Shares at NAV of the AllianzGI Convertible Fund returned -1.54%, underperforming the BofA Merrill Lynch All Convertibles Index (the “benchmark index”), which returned -0.73%.

Market Overview

Several factors influenced convertible bonds earlier in the reporting period, most notably energy prices, the impact of credit spreads on bond-like or yield-oriented convertibles, the Fed’s rate hike, US economic data and the strong US dollar.

While the energy sector represents only about 5% of the convertible market by issuance, the decline in energy prices early in the period was a significant drag on the convertible market. Additionally, as credit spreads widened, the majority of bond-like or yield-oriented convertible issues declined. The market reaction to the Fed’s rate hike was generally negative given fears of a US recession. Against this backdrop, the US dollar has strengthened and weighed on earnings trends of multinationals and on US exports, which coincided with the decline in many commodity prices.

In the latter part of the reporting period, the performance of the convertible market recovered significantly. The most notable factors were the Fed’s outlook and commentary, US economic data, global conditions and technical factors.

The Fed’s activity topped the list of concerns about an already fragile US economy slowing further, but so far in 2016 the Fed has kept additional rate hikes on hold due to market volatility and weakness outside the US. After some hawkish rhetoric by some Federal Open Market Committee (“FOMC”) members following their March 2016 meeting, Fed Chair Janet Yellen quickly reversed those interpretations with some heavily dovish comments of her own. Other factors benefiting the convertible market were a weaker dollar and, concurrently, higher commodity prices. As those prices, specifically crude oil prices, increased, market sentiment also rose. These changes were bolstered by a continuing positive employment trend, that when taken in conjunction with other economic statistics, create a positive backdrop for the current economic condition in the US. On balance, these factors helped the convertible market stage a strong comeback.

Three offshore factors also helped sentiment. First, the ECB presented some stronger-than-expected economic stimulus tools to help calm fears in Europe. The ECB’s current monetary policy is decidedly aggressive and provides evidence that the current regime will provide any and all necessary means to boost the European economy. Second, Chinese officials made several comments that helped abate concerns about growth and foreign exchange policies. And third, several oil producing countries discussed capping production; this was another factor that influenced the direction of oil prices.

Portfolio Review

The Fund underperformed the benchmark index for the reporting period.

The attribution for the reporting period included several positive single name performers from a variety of industries. The majority of the Fund’s issuers exceeded earnings expectations, which contributed to absolute performance during the reporting period.

Sector allocations that helped relative performance in the reporting period included consumer discretionary, energy and consumer staples. The Fund benefited from an underweight in the energy sector and an overweight in the consumer staples sector. In the consumer discretionary sector, issue selection was the primary driver of relative performance.

Sector allocations that hurt relative performance during the reporting period included financials, utilities and technology. All three of the above mentioned sectors exhibited negative issue selection. Underweights in the utilities and financials sectors detracted from relative returns.

48	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Convertible Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Convertible Fund Class A	–1.54%	–8.14%	5.06%	7.09%	9.65%
AllianzGI Convertible Fund Class A (adjusted)	–6.96%	–13.20%	3.88%	6.48%	9.38%
AllianzGI Convertible Fund Class C	–1.90%	–8.82%	4.29%	6.30%	8.84%
AllianzGI Convertible Fund Class C (adjusted)	–2.80%	–9.65%	4.29%	6.30%	8.84%
AllianzGI Convertible Fund Class R	–1.73%	–8.49%	4.69%	6.76%	9.36%
AllianzGI Convertible Fund Class P	–1.42%	–7.87%	5.30%	7.32%	9.89%
AllianzGI Convertible Fund Institutional Class	–1.39%	–7.84%	5.39%	7.42%	10.00%
AllianzGI Convertible Fund Administrative Class	–1.49%	–8.05%	5.14%	7.13%	9.67%
BofA Merrill Lynch All Convertibles Index	–0.73%	–7.30%	6.25%	5.96%	7.82%
Lipper Convertible Securities Funds Average	–0.61%	–7.74%	3.90%	4.44%	7.47%

† The Fund began operations on 4/19/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 4/30/93.

* Cumulative Return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s expense ratios are 0.98% for Class A shares, 1.71% for Class C shares, 1.36% for Class R shares, 0.69% for Class P shares, 0.66% for Institutional Class shares and 0.89% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Cumulative Returns Through March 31, 2016

Industry Allocation (as of March 31, 2016)

Semiconductors	11.9%
Software	11.5%
Internet	7.5%
Pharmaceuticals	6.0%
Telecommunications	4.9%
Commercial Services	4.8%
Biotechnology	4.4%
Health Care Providers & Services	4.0%
Other	41.4%
Cash & Equivalents — Net	3.6%

Semiannual Report	| March 31, 2016	49

S&P Ratings* (as of March 31, 2016)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Unaudited

AllianzGI Convertible Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$984.60	$981.00	$982.70	$985.80	$986.10	$985.10
Expenses Paid During Period	$5.01	$8.47	$6.89	$3.57	$3.33	$4.47

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,019.95	$1,016.45	$1,018.05	$1,021.40	$1,021.65	$1,020.50
Expenses Paid During Period	$5.10	$8.62	$7.01	$3.64	$3.39	$4.55

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.01% for Class A, 1.71% for Class C, 1.39% for Class R, 0.72% for Class P, 0.67% for Institutional Class and 0.90% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

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Semiannual Report	| March 31, 2016	51

Unaudited

AllianzGI Emerging Markets Consumer Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Lu Yu, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Emerging Markets Consumer Fund (the “Fund”) returned -0.40%, underperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned 6.41%.

Market Overview

During the reporting period, the macroeconomic environment for emerging markets equities was particularly divergent. The benchmark index rallied more than 7% in October 2015 as investor sentiment rapidly improved following declines in the prior five months. The exuberance moderated over the last two months of 2015, with concerns of slowing global growth and impact from the Fed rate hike resulting in a nearly 4% decline in November and a greater than 2% decline in December. The new year was met with extreme pessimism, with the asset class declining 20% through the first three weeks of January 2016. Emerging market equities witnessed a sharp turnaround in performance, rallying the last week of the month amid higher energy prices, a weaker dollar and dovish central bank expectations. The asset class oscillated in February only to see a significant rebound in March, resulting in a 13% advance. During the reporting period, large-cap, pro-cyclical, deep-value stocks were among the best performers due to the rapid shift in sentiment and preference for higher-beta exposure which had been a laggard in previous periods.

During the reporting period, Indonesia was the top benchmark index performer with a greater than 34% advance due in part to favorable growth projections and a rebound in commodity activity, followed closely by Hungary which was up nearly 31%. Brazilian shares saw high levels of volatility and a rebound in the later part of the reporting period. This volatility was due to improving energy prices and speculation that President Dilma Rousseff may be impeached, suggesting that her eventual successor may help turnaround slowing growth and higher inflation levels that have plagued the country. Meanwhile, perennial debt issues and slowing economic conditions led to a nearly 29% decline in Greece. Sector results were led by pro-cyclical segments, including double-digit advances in energy, materials and information technology. Meanwhile, the industrials sector was flat during the reporting period.

Portfolio Review

The Fund is strategically focused on local emerging markets consumption while avoiding hard-asset and export-oriented stocks which do not capture the secular growth of the rising middle class. The Fund lagged the benchmark index during the reporting period due to more conservative stock selection and a strategic avoidance of energy, materials and utilities, which were three of the top four performers for the benchmark index. As such, the level of underperformance is not unexpected, especially given the extreme beta-led rally in March 2016.

During the reporting period, the telecommunication services sector contributed positively to performance thanks to stock selection, followed closely by information technology as a result of positive stock picking in the internet software & services industry. Meanwhile, more conservative short-term stock selection in the consumer discretionary and consumer staples sectors offset results, as did an overweight allocation to the health care sector. From a country standpoint, emerging market-related securities in Australia contributed to performance, as did stock selection in China. Conversely, stock selection in Taiwan, Brazil, India and South Korea was decidedly negative during the reporting period. The largest individual active contributor to performance was Top Glove Corporation Bhd. The Malaysian manufacturer of latex, vinyl and nitrile gloves for health care and consumer-related applications rallied thanks to quarterly profits which topped Street expectations, benefiting from lower input prices and a strengthening US dollar. Australian winemaker Treasure Wine Estates Ltd. was higher as a result of strong demand in China which led to better than expected earnings. The largest active detractor was Brazilian meat processor JBS S.A., which declined due to the combination of profits missing analyst expectations as well as several of the company’s executives being accused of wrongdoing related to a series of loans. Indian drug manufacturer Dr. Reddy’s Laboratories Ltd. declined after receiving a warning letter from the US Food and Drug Administration over a handful of the company’s manufacturing facilities.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Consumer Fund Class A	–0.40%	–17.58%	–14.45%
AllianzGI Emerging Markets Consumer Fund Class A (adjusted)	–5.88%	–22.11%	–18.02%
AllianzGI Emerging Markets Consumer Fund Institutional Class	–0.31%	–17.34%	–14.18%
MSCI Emerging Markets Index	6.41%	–12.03%	–9.55%
Lipper Emerging Markets Funds Average	4.60%	–11.58%	–11.59%

† The Fund began operations on 12/1/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

* Cumulative returns

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 8.72% for class A shares and 2.97% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.55% for Class A shares and 1.20% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

52	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Consumer Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

Korea (Republic of)	17.7%
China	15.5%
Taiwan	12.3%
Brazil	7.4%
Hong Kong	7.1%
India	7.0%
South Africa	5.7%
United States	4.6%
Other	22.1%
Cash & Equivalents — Net	0.6%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$996.00	$996.90
Expenses Paid During Period	$8.08	$6.29

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,016.90	$1,018.70
Expenses Paid During Period	$8.17	$6.36

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.62% for Class A and 1.26% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	53

Unaudited

AllianzGI Emerging Markets Debt Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Greg Saichin, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Emerging Markets Debt Fund (the “Fund”) returned 5.20%, underperforming the 40% JPM EMBI Global Diversified, 40% JPM CEMBI Broad Diversified, 20% JPM GBI EM Diversified Index (the “benchmark index”), which returned 6.49%.

Performance Note:

Our flexible approach to investment enables us to allocate across six defined alpha sub-strategies: the sovereign and quasi-sovereign, local currency, corporate credit, arbitrage, income and momentum strategies. Through dynamic management, risk is allocated across these strategies within the portfolio in order to achieve maximized returns on a risk adjusted basis. While the blended benchmark is offered for relative comparison, the fund is managed on a total return, rather than a benchmark basis.

Portfolio Review

Over the reporting period, the emerging markets hard currency sovereign debt universe posted a 5.98% return and hard currency corporate debt posted a 4.17% return. Relative to the US dollar, emerging markets local currencies outperformed and were the best returning asset class in emerging market debt, with the GBI EM-GD index returning 10.49% for the period. The local currency index continued to perform poorly throughout the fourth quarter of 2015, returning -0.48% through the end of the quarter and extending declines through January 20, 2016. From that point, it rebounded strongly through the end of the first quarter of 2016. Our weighting in local currencies throughout the reporting period averaged below 5%, whereas the benchmark index has a weighting of 20%. While we generated positive alpha from our holdings in bonds denominated in local currencies and our foreign exchange (“LCFX”) positioning, we continued to maintain a relatively cautious weighting, given that the health of the asset class faced continued question marks, due to the uncertainties surrounding central bank policies, rates, and the strength of the US dollar. As the LCFX asset class has seen negative cumulative outflows through the end of the first quarter of 2016, we viewed this initial rebound as more technical in nature and took a more prudent view on investing.

The emerging market sovereign and corporate indices similarly saw the bulk of their performance come in during the first quarter of 2016, with the reference benchmarks having seen lackluster performance through the end of 2015, returning 0.89% and 0.27%, respectively. The emerging market (“EM”) asset class continues to trade in lockstep with the price of oil, with correlations between the commodity and hard currency sovereigns approaching 90%. Brent crude oil bottomed on the 20th of January, as did EM assets, which rose on the back of the oil recovery, from there. Sentiment shifted, decidedly, when oil bounced, sparking not only short covering in the oversold EM asset class, but inflows, as well.

Fundamentals improved, or were at least viewed as ‘less pessimistic’ as the new year progressed. On a macro level, concerns about lackluster Chinese growth abated, helping drive the rally in oil and other commodities such as copper, iron ore, and zinc, benefiting EM exporters. A continuation in accommodative central bank policies across the globe encouraged a return to a yield seeking, risk-on environment.

Idiosyncratic risks improved in other key countries, such as Argentina, where the newly elected, reform minded, Macri government expeditiously negotiated with holdouts on defaulted debt, ushering in US $16.5 billion of new issuance to an eager investor base. Sentiment in Brazil has improved as the political scandal has continued to unfold, leading to the ongoing impeachment process of President Dilma Rousseff. Venezuela continued to exhibit a strong willingness to pay outstanding debt, servicing both coupons and maturities and rewarding investors, despite its dwindling reserves. Oil producing countries such as Kazakhstan, Malaysia, Peru and Russia, among others, saw positive returns. China’s regional trade partners, such as Indonesia, benefited from a recovery in commodities and constructive sentiment surrounding Jokowi’s reform agenda, following his cabinet reshuffle.

Within the Fund, we were well positioned to capture alpha across these geographies. On a regional basis, holdings in Latin America were the greatest contributors to performance, led by Brazil, Argentina and Venezuela. Brazilian performance was largely driven by corporates, with both exposure to commodity producers and consumer non-cyclicals. Within Argentina, sovereign and provincial holdings were the primary drivers, with additional performance coming from our position in the oil producer, YPF. In Venezuela, the Fund profited from holding sovereign paper which matured in February 2016, as well as short dated PDVSA bonds, which rallied in sympathy. Indonesian holdings were the best performers in our Asian basket. Gains were seen in both sovereigns and high yield corporate holdings. Chinese corporates showed similarly strong performance, with the Fund benefiting from holdings in the real estate and bank sectors. Real estate has been supported by property policy easing, leading to property sales rising by 33% year over year in the first quarter of 2016, with prices recovering and construction starts beginning to turn positive. Corporates in Hong Kong and India also performed well, with contributions coming from commodity credits as well as consumer cyclicals and non-cyclicals.

Inflows to the emerging market fixed income asset class have been on the rise over recent weeks, which should be supportive of sentiment, secondary market prices and a selective return of new issuance. Continued dovish stances by central banks appear likely to persist, supporting EM and other risk assets. Nonetheless, the price of oil should continue to be the major driver for our asset class, and one should anticipate this correlation persisting over the coming quarters. Idiosyncratic risks, election cycles, United Kingdom exit (“Brexit”), and ongoing scandals impacting countries such as Brazil will undoubtedly add to uncertainty and volatility over the coming months, however, with the JPM EMBI Global Diversified trading at a spread of +390 versus US Treasuries, even a sideways trade in the asset class offers the potential for attractive returns over the medium term.

54	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Debt Fund Class A	5.20%	–0.09%	–1.07%
AllianzGI Emerging Markets Debt Fund Class A (adjusted)	1.26%	–3.83%	–3.49%
AllianzGI Emerging Markets Debt Fund Class C	4.83%	–0.82%	–1.80%
AllianzGI Emerging Markets Debt Fund Class C (adjusted)	3.83%	–1.79%	–1.80%
AllianzGI Emerging Markets Debt Fund Class P	5.27%	0.06%	–0.93%
AllianzGI Emerging Markets Debt Fund Institutional Class	5.29%	0.12%	–0.85%
40% JPM EMBI Global Div, 40% JPM CEMBI Broad Div, 20% JPM GBI Global EM Div Index	6.49%	2.51%	0.49%
Lipper Emerging Market Hard Currency Debt Funds Average	5.38%	0.50%	–1.40%

† The Fund began operations on 9/15/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/14.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.85% for Class A shares, 2.59% for Class C shares, and 1.59% for Class P shares and 1.60% shares for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

Brazil	6.9%
China	6.5%
Russian Federation	5.1%
Mexico	5.1%
India	4.5%
Indonesia	3.6%
Turkey	3.2%
Hong Kong	3.1%
Other	34.6%
Cash & Equivalents — Net	27.4%

Moody’s Ratings* (as of March 31, 2016)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Semiannual Report	| March 31, 2016	55

Unaudited

AllianzGI Emerging Markets Debt Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,052.00	$1,048.30	$1,052.70	$1,052.90
Expenses Paid During Period	$6.21	$10.04	$5.44	$4.88

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,018.95	$1,015.20	$1,019.70	$1,020.25
Expenses Paid During Period	$6.11	$9.87	$5.35	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.21% for Class A, 1.96% for Class C, 1.06% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Semiannual Report	| March 31, 2016	57

Unaudited

AllianzGI Emerging Markets Small-Cap Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Jie Wei, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Emerging Markets Small-Cap Fund (the “Fund”) returned 1.80%, underperforming the MSCI Emerging Markets Small-Cap Index (the “benchmark index”), which returned 4.28%.

Market Overview

During the reporting period, the macroeconomic environment for emerging market equities was particularly divergent. The benchmark index rallied nearly 6% in October as investor sentiment rapidly improved following declines in three of the four prior months. The exuberance moderated over the last two months of 2015, with concerns of slowing global growth and impact from the Fed rate hikes resulting in a nearly 4% decline in November and a flat return in December. The New Year was met with extreme pessimism, with the asset class declining 12% through the first three weeks of January 2016. Emerging market equities witnessed a sharp turnaround in performance, rallying the last week of the month amid higher energy prices, a weaker dollar and dovish central bank expectations. The asset class oscillated in February only to see a significant rebound in March, resulting in a 10% advance. During the reporting period, larger-cap, pro-cyclical, deep-value stocks were among the best performers due to the rapid shift in sentiment and preference for higher-beta exposure which had been a laggard in previous periods.

During the reporting period, Colombian small-cap shares were up over 52% and Russian small-caps higher by 32%, due to a turnaround in commodity and energy pricing. Meanwhile, perennial debt issues and slowing economic conditions led to a nearly 9% decline in Greece. Sector results were led by double-digit advances in the materials sector, followed by a nearly 9% increase for the consumer discretionary sector. Meanwhile, energy stocks were surprisingly lower by nearly 10% overall, despite a rebound in oil and gas prices.

Portfolio Review

The Fund seeks to benefit from the vast inefficiencies in emerging market small-cap equities. During the reporting period, the Fund trailed the benchmark index due to more conservative stock selection at the country and sector level.

Specifically, a modest overweight allocation and positive stock selection in the health care sector contributed to performance, as did bottom-up selections in the consumer staples and energy sectors. The primary laggard during the reporting period was the materials sector, which meaningfully trailed the benchmark index due to more conservative stock selection. Stock picking in the information technology and consumer discretionary sectors also trailed the benchmark index during the reporting period. From a country perspective, selections in China contributed positively to performance as did an overweight to Hungary and underweight to India. Meanwhile, bottom-up selections in Turkey, South Africa and South Korea lagged the benchmark index.

The largest individual active contributor to performance was Taiwanese semiconductor manufacturing company Win Semiconductors Corp., which advanced thanks to improved revenue growth and expanding margins. In addition, analysts are suggesting its diversified product mix away from lower-margin cellular products and greater emphasis on WiFi could lead to further margin expansion in the future. Weiqiao Textile Co., Ltd., a producer of cotton and fabrics, rallied due to strong earnings which topped Street expectations. The company benefited from improved manufacturing capabilities and a better product mix. The largest individual active detractor to performance was Net 1 UEPS Technologies, Inc. The South African smart card and payments provider was lower due in part to earnings which missed Street expectations and in part FX headwinds. Indian pharmaceutical company Wockhardt Limited saw shares slump due to an FDA inspection and recommended corrective measures for one if its plants. In addition, industry sentiment was negative given the recent market preference for cyclical stocks.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Emerging Markets Small-Cap Fund Class A	1.80%	–6.89%	–3.56%
AllianzGI Emerging Markets Small-Cap Fund Class A (adjusted)	–3.80%	–12.01%	–7.58%
AllianzGI Emerging Markets Small-Cap Fund Institutional Class	1.98%	–6.52%	–3.21%
MSCI Emerging Markets Small-Cap Index	4.28%	–9.20%	–5.54%
Lipper Emerging Markets Funds Average	4.60%	–11.58%	–11.59%
† The Fund began operations on 12/1/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 8.44% for Class A shares and 6.81% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.85% for Class A shares and 1.50% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

58	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Emerging Markets Small-Cap Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

Taiwan	21.2%
Korea (Republic of)	17.0%
China	15.9%
India	7.2%
Thailand	6.7%
Malaysia	5.2%
Hong Kong	4.6%
Russian Federation	3.4%
Other	17.2%
Cash & Equivalents — Net	1.6%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,018.00	$1,019.80
Expenses Paid During Period	$9.33	$7.57

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,015.75	$1,017.50
Expenses Paid During Period	$9.32	$7.57

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.85% for Class A and 1.50% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2016	59

Unaudited

AllianzGI Europe Equity Dividend Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Neil Dwane and Joerg de Vries-Hippen, DVFA/CIAA, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2015, Class A shares at NAV of the AllianzGI Europe Equity Dividend Fund (the “Fund”) returned 5.56%, outperforming the MSCI Europe Total Return (Net) Index (the “benchmark index”), which returned -0.08%.

Market Overview

European companies closed the reporting period unchanged. While markets still trended positively in the first half of the reporting period, they experienced a significant setback going into 2016, which was followed by a strong market rally in March.

The ECB announcement that it would be reassessing its policy in December 2015, another cut in key rates by the PBoC, the better than feared start to the US earnings season and brisk merger & acquisition (“M&A”) activity resulted in a strong recovery of equity markets in October. Weak German economic data for August, worsening economic data in the US and persistently negative economic trends in China only temporarily put pressure on equity markets. Robust economic data from both the US and Europe and signals from the ECB of more monetary steps in December were some of the supporting factors in November. However, in December, the Organization of the Petroleum Exporting Countries (“OPEC”) failed to agree on an oil production ceiling and the oil price slumped to an 11-year low, the Institute for Supply Management Manufacturing Index (“ISM”) declined to a 5-year low, weak Chinese economic data, the depreciation of the Yuan and stress in the US high yield market all resulted in disappointing performance of equity markets. Markets were then subject to heightened volatility in the first quarter of 2016. Most markets suffered the worst start to a year in decades, with some entering bear-market territory, amid renewed fears about the slowdown in China and further oil price weakness. The dovish Fed meeting, the extension of the ECB’s quantitative easing, the resilient US labor market and recovering oil prices resulted in a recovery of equity markets in March. The terror attacks in Brussels, the strong euro and persistently weak economic data in China only temporarily put pressure on equity markets.

Portfolio Review

The Fund was able to hold up significantly better during the market setback phase and hold on to, and even increase, these relative gains during the subsequent market recovery. Stock selection was the decisive driver for the Fund’s active performance. Selection contributed most within financials, industrials and utilities. Country allocation did not have a meaningful impact on active performance. Sector structure detracted from performance due to the overweight in financials and the underweight in consumer staples and materials.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in telecom services and energy while the largest underweights were in health care followed by materials. With regard to country exposure, the largest overweights were in the UK and Norway while the largest underweights were in Switzerland and the Netherlands.

The strongest stock contributors to performance were the positions in Sunrise Communications (Switzerland), Logista (Spain) and NCC (Norway) whilst the positions in Pearson (UK), Drillisch (Germany) and Freenet (Germany) were the largest detractors. Sunrise Communications is the second biggest of three telecom operators in Switzerland. The aggressive appearance of a 3rd market participant raised concerns over a price war, however as these concerns faded, the stock price recovered. Logista is the leading tobacco distributor in Spain, Italy and France (quasi-monopoly). Logista is a call on a European recovery. It is a highly protected business, with a healthy balance sheet and a high, sustainable dividend yield. NCC is a Scandinavian construction company. Their homebuilding unit did exceptionally well in the fourth quarter of 2015.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Europe Equity Dividend Fund Class A	5.56%	–3.66%	–3.79%
AllianzGI Europe Equity Dividend Fund Class A (adjusted)	–0.25%	–8.96%	–8.38%
AllianzGI Europe Equity Dividend Fund Class C	5.26%	–4.36%	–4.44%
AllianzGI Europe Equity Dividend Fund Class C (adjusted)	4.26%	–5.30%	–4.44%
AllianzGI Europe Equity Dividend Fund Class P	5.69%	–3.53%	–3.62%
AllianzGI Europe Equity Dividend Fund Institutional Class	5.75%	–3.41%	–3.52%
MSCI Europe Total Return (Net) Index	–0.08%	–8.44%	–5.10%
Lipper European Region Funds Average	0.21%	–5.76%	–1.49%

† The Fund began operations on 2/2/15. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/15.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 9.45% for Class A shares, 9.54% for Class C shares, 9.38% for Class P shares and 8.94% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

60	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Europe Equity Dividend Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

United Kingdom	36.1%
France	10.0%
Germany	9.3%
Spain	8.1%
Switzerland	7.1%
Norway	4.0%
Sweden	3.7%
Belgium	3.1%
Other	7.0%
Cash & Equivalents — Net	11.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,055.60	$1,052.60	$1,056.90	$1,057.50
Expenses Paid During Period	$6.22	$10.01	$5.40	$4.89

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,018.95	$1,015.25	$1,019.75	$1,020.25
Expenses Paid During Period	$6.11	$9.82	$5.30	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.21% for Class A, 1.95% for Class C, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2016	61

Unaudited

AllianzGI Global Fundamental Strategy Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Andreas Utermann, ASIP, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Global Fundamental Strategy Fund (the “Fund”) returned 4.25%, outperforming the USD Overnight LIBOR, which returned 0.14%.

Market Overview

Although global equities started this six-month period strongly driven by the ongoing accommodative monetary policy of global central banks, January was the worst start to a year in decades. Global markets began a recovery mid-February and this continued through March. US equities rallied strongly over the first half of the reporting period, boosted by better than expected company profits and signs of improvement in the US economy. Commodity markets, which had been a cause of concern for months have now improved and prices are stabilizing. This has had a knock-on effect on emerging markets which struggled before February, but are now delivering positive returns. Dovish statements from the Fed and further policy easing from the ECB and the Bank of Japan (“BoJ”) helped performance of government bonds.

Earlier in 2015 the effects of the ECB’s newly-introduced quantitative easing program were materializing. The Fed’s move in December to raise interest rates for the first time since 2006 caused global bond yields to rise. Fund management considered this move to be a vote of confidence in the robustness of the US economy and a demonstration of the Fed’s belief that the global economy is on a positive track. This marked the start of divergence in global monetary policy. In the US, the Fed judged that conditions justified a “lift-off” in interest rates, but stressed that future increases would be “gradual.” In contrast, the ECB lowered interest rates and extended the duration of its quantitative easing program by at least six months.

Portfolio Review

The Fund’s main characteristics are income generation while limiting volatility and it has held onto acquisitions in oil stocks, emerging market equities and emerging market local and hard currency bonds despite adverse market conditions. Some oil sector calls were sold towards the end of 2015, contributing to performance. In addition to the Italian BTP’s and Spanish inflation linkers which have been held for a while, the Fund bought US TIPS. This was against the backdrop of a firming US economy and the tail-risks represented by the corresponding inflation. Commodities and cyclicals which have been volatile showed signs of recovery towards the end of this reporting period. The Fund brought in mixed performance figures but has finished this six-month period up over 4.0%. The Fund’s core and opportunistic structure has proven itself during a very volatile six months with investments in German real estate and commodity stocks in particular, showing excellent results. Profits were taken on big name equity stocks in March, locking in good performance on the back of the strong equity rally. Similarly, the allocation to outperforming emerging market bonds was cut back.

At the end of the reporting period, the Fund held 41.4% in equities, 48.5% in fixed income with the remaining 10.2% in cash and derivatives.

Outlook

The mood in the markets appears to be changing. Previously markets were defensive, preferring growth over value. Now this trend is in reverse, the mining sector is outperforming, oil is recovering and emerging markets local currency bonds are strong.

Until recently there was talk of a recession and indeed the early figures this year pointed in that direction. With more data points observed, the somber mood which pervaded markets at the outset of the year is starting to lift. We believe that fears regarding the health of the global economy have not been justified. We also perceive no threat of deflation. In our opinion, the US will continue to grow ahead of the trend, while China is in need of economic improvements.

We believe that the global economic cycle is moving towards recovery in 2016. With a value-biased investment approach of exposure to equities paying dividends, the Fund is well positioned to take advantage of this upswing.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Global Fundamental Strategy Fund Class A	4.25%	0.29%	2.58%
AllianzGI Global Fundamental Strategy Fund Class A (adjusted)	–1.48%	–5.22%	0.49%
AllianzGI Global Fundamental Strategy Fund Class C	3.82%	–0.58%	1.78%
AllianzGI Global Fundamental Strategy Fund Class C (adjusted)	2.82%	–1.54%	1.78%
AllianzGI Global Fundamental Strategy Fund Class P	4.27%	0.40%	2.71%
AllianzGI Global Fundamental Strategy Fund Institutional Class	4.37%	0.49%	2.83%
USD Overnight LIBOR	0.14%	0.20%	0.14%
70% MSCI ACWI, 30% Barclays Global Aggregate Index	5.32%	–1.52%	4.88%
USD Overnight LIBOR + 4%	2.19%	4.36%	4.28%
Lipper Absolute Return Funds Average	–0.17%	–4.01%	0.94%

† The Fund began operations on 7/1/13. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/13.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 2.30% for Class A shares, 2.82% for Class C shares, 1.83% for Class P shares and 1.81% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.26% for Class A shares, 2.01% for Class C shares, 1.11% for Class P shares and 1.01% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

62	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Global Fundamental Strategy Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

United States	23.2%
Supranational	9.9%
Italy	6.3%
Germany	5.1%
Switzerland	5.0%
Brazil	4.4%
Mexico	4.2%
Indonesia	4.0%
Other	23.6%
Cash & Equivalents — Net (including Options Purchased and Written)	14.3%

Moody’s Ratings* (as of March 31, 2016)

* As a percentage of fixed-income investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by Moody’s. Moody’s ratings have been selected for several reasons, including the access to information and materials provided by Moody’s, as well as the Fund’s consideration of industry practice. See “Important Information” for more detail on the selection of Moody’s for the Fund’s ratings presentation. Bonds not rated by Moody’s and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,042.50	$1,038.20	$1,042.70	$1,043.70
Expenses Paid During Period	$6.38	$10.19	$5.62	$5.11

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,018.75	$1,015.00	$1,019.50	$1,020.00
Expenses Paid During Period	$6.31	$10.08	$5.55	$5.05

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	63

Unaudited

AllianzGI Global Sustainability Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Paul Schofield, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Global Sustainability Fund (the “Fund”) returned 5.06%, underperforming the MSCI ACWI (the “benchmark index”), which returned 5.28%.

Market Overview

Over the reporting period, despite periodic bouts of concern over the pace and sustainability of global economic growth, equity markets continued to move higher, supported by the ECB’s quantitative easing program and steady, although muted, improvement in the US economy.

This period marked the start of divergence in global monetary policy. In the US, the Fed judged that conditions justified a “lift-off” in interest rates, but stressed that future increases would be “gradual.” Janet Yellen, Fed chair, noted that the Fed will need to proceed cautiously given “the economic risk from abroad”. The ECB lowered interest rates, reduced banks’ deposit rates further into negative territory and extended its quantitative easing program. The BOJ surprised investors by cutting interest rates to below zero.

Most markets suffered the worst start to a year in decades, with some entering bear-market territory, amid renewed fears about the slowdown in China and further oil price weakness. However, signs that commodity prices may be stabilizing, as well as further central bank stimulus, helped markets to recover in March.

Global bonds advanced, as the volatility in equity markets boosted demand for assets seen as safe havens. Dovish statements from the Fed and further policy easing from the ECB and BOJ also underpinned government bonds. Corporate bonds had a volatile period as they mirrored the movement in equity markets, selling off sharply at the beginning of the year before rallying in March.

Emerging market currencies rallied as the US dollar weakened, reflecting the Fed’s more dovish comments. The Japanese yen also rose, as it benefited from its “safe haven” status. However, the British pound fell sharply amid concerns over the UK’s referendum on EU membership (“Brexit”) in June.

Commodity prices fell sharply in January, with the prospect of the lifting of sanctions against Iran causing oil to fall below $30 a barrel. However, they appeared to stabilize at the end of the reporting period, with oil rising back above $40 a barrel, a rally of almost 50% from the lows reached in January.

Portfolio review

Largely due to the bifurcated performance of the market, led by defensive and commodity-related sectors, the Fund underperformed the benchmark index, although was positive in absolute terms. Stock selection was positive in Information technology, health care and consumer discretionary. An overweight in health care and consumer staples and an underweight in financials helped performance, although this was overshadowed by financials stock selection. Being underweight in utilities also hurt performance. Given our focus on high return growth companies, we typically have very limited, if any, exposure to utilities, which, as previously mentioned, outperformed the broader market. The materials sector moved higher on the back of a recovery in long underperforming mining stocks, which is another area we tend to avoid. While the Fund’s overall underweight in materials did not have a meaningful impact on performance, stock selection detracted.

From a country perspective, stock selection in Germany and the UK helped performance while the US and France was negative.

Adidas and Nielsen Holdings were among the top contributors. Adidas’s most recent set of results showed strong sales momentum and the company increased forward guidance. The company has also announced that Kasper Rorsted, former CEO of Henkel, will become the company’s new CEO. The Fund also holds Henkel in the portfolio and during his eight years as CEO, Mr. Rorsted has delivered a significant increase in the company’s profitability and share price. Management change was an important component of our investment thesis for Adidas and with plenty of scope for operating margins to expand, we remain positive on the stock.

Financial companies were among the top detractors, including Citigroup, which was caught in the financial sector downdraft largely precipitated by profitability concerns for banks due to the narrowing of interest rate spread margins and potential loan exposure to the energy complex. We originally purchased Citigroup due to improving returns, dividend growth and absolute valuation upside. While we believe the thesis remains intact, the timescale for recovery may have been extended due to cyclical headwinds in terms of the credit cycle and interest margin compression. We continue to hold the shares as they are trading below tangible book value.

Overall, we are comfortable with the profile of the Fund’s financial holdings, which is tilted away from commercial banks and has more exposure to higher quality diversified financials and insurance, such as Munich Re.

Outlook

Regional correlations and sector dispersion have risen as investors’ confidence in the global growth outlook and central banks’ ability to support major economies has waxed and waned. Over the near term this has muted the impact of active stock selection as sentiment has overwhelmed company fundamentals. High correlation markets are typically associated with extremes in investors’ risk appetite and tend to compress the outperformance opportunity from active stock picking as sentiment overwhelms company fundamentals. With that said, the Fund has navigated the current market environment reasonably well. When correlations subside, we anticipate that the Fund’s performance will more closely reflect the attractive structural growth and high return prospects of the companies we invest in.

64	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Global Sustainability Fund Class A	5.06%	–1.50%	–0.95%
AllianzGI Global Sustainability Fund Class A (adjusted)	–0.72%	–6.92%	–5.15%
AllianzGI Global Sustainability Fund Class P	5.16%	–1.27%	–0.77%
AllianzGI Global Sustainability Fund Institutional Class	5.20%	–1.23%	–0.69%
MSCI ACWI	5.28%	–4.34%	–2.12%
Dow Jones Sustainability World Total Return Index	3.05%	–7.22%	–5.75%
Lipper Global Large-Cap Core Average	4.21%	–3.77%	–2.66%

† The Fund began operations on 12/9/14. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/14.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 13.17% for Class A shares, 6.51% for Class P shares and 6.51% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.05% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Semiannual Report	| March 31, 2016	65

Unaudited

AllianzGI Global Sustainability Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

United States	52.3%
United Kingdom	12.3%
Germany	7.9%
Switzerland	4.6%
Spain	4.0%
Japan	3.6%
Sweden	2.8%
France	2.8%
Other	5.7%
Cash & Equivalents — Net	4.0%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,050.60	$1,051.60	$1,052.00
Expenses Paid During Period	$6.15	$5.39	$4.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,019.00	$1,019.75	$1,020.25
Expenses Paid During Period	$6.06	$5.30	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.05% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Semiannual Report	| March 31, 2016	67

Unaudited

AllianzGI Global Water Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Andreas Fruschki, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Global Water Fund (the “Fund”) returned 11.10%, outperforming the S&P Global Water Index (the “benchmark index”), which returned 8.93%.

Market Overview

On the positive side, we see encouraging signs that investments in water infrastructure by US municipalities continue their upward trend after many years of austerity. European water capex remains depressed and well below sustainable levels, but we expect the return to growth similar to the US with some delay. Once Europe and the US are fully back in normal water infrastructure investment mode, this would bring back two very large customers for water equipment products which have both held back spending since 2009.

Water M&A continues to be an active theme as companies try to participate in the structural attractiveness of water technology. We expect an increase in M&A activity in the next twelve months as established players have cash to invest and a global platform which allows them to leverage regional water products across their global distribution network. We also anticipate seeing further consolidation in US water utilities as many municipalities lack the financial strength to maintain their water networks to comply with the Environmental Protection Agency, so there will be ample opportunities for large US water utility companies to acquire water assets.

Portfolio Review

The performance of water-related stocks as measured by the benchmark index’s absolute performance was up over the period and the Fund outperformed the benchmark index, the S&P 500 Index, and the MSCI ACWI.

The best performing stocks during the reporting period included American Water Works and Aqua America, two US water utilities which continue to benefit from water infrastructure investments needed across the US; and Geberit, which we added to following our positive outlook on consumer spending and the European construction market. Stocks that detracted from performance for the reporting period included our Asian holdings, such as Guangdong Investments and Beijing Water, which were dragged down somewhat by the overall poor performance of the Chinese stock market. We have since sold out of Beijing Water and decreased our allocation to Guangdong Investments.

Outlook

We expect investments in water infrastructure to continue to accelerate as municipalities stop postponing investments needed to address the further deterioration of the existing networks in the US and Europe. We remain very comfortable with our top holdings in the Fund, which are a mix of high-growth US, UK and European water utilities as well as leading water industrial companies most exposed to a slowly but steadily growing US water infrastructure market after many years of pent-up demand. We also like our holdings of leading players in clean water and water-efficient consumer equipment. We try to avoid water companies which also sell to customers in either the mining or oil and gas industry and favor those water companies that also sell into structurally attractive end-markets such as safety or medical. We continue to focus on bottom-up stock picking and screening for leading players along the water supply chain with products to enhance water supply, improve water efficiency or water quality.

Consumer demand for clean drinking water remains high, especially in the emerging markets where the water infrastructure networks in most cases only fulfill very basic needs and still need several rounds of upgrading before clean drinking water is available to the same degree as in developed nations. We estimate this will take decades worth of investments.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Global Water Fund Class A	11.10%	5.05%	7.02%	4.32%
AllianzGI Global Water Fund Class A (adjusted)	4.99%	–0.72%	5.81%	3.59%
AllianzGI Global Water Fund Class C	10.63%	4.24%	6.19%	3.53%
AllianzGI Global Water Fund Class C (adjusted)	9.63%	3.24%	6.19%	3.53%
AllianzGI Global Water Fund Class P	11.19%	5.33%	7.24%	4.56%
AllianzGI Global Water Fund Institutional Class	11.16%	5.32%	7.33%	4.65%
MSCI ACWI	5.28%	–4.34%	5.22%	3.35%
S&P Global Water Index	8.93%	2.48%	8.63%	5.96%
Lipper Global Natural Resources Funds Average	2.51%	–19.22%	–9.62%	–6.55%

† The Fund began operations on 3/31/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 3/31/08.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s expense ratios are 1.44% for Class A shares, 2.23% for Class C shares 1.16% for Class P shares and 1.17% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

68	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Global Water Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

United States	33.2%
United Kingdom	14.3%
Switzerland	12.7%
France	8.2%
Austria	5.5%
Netherlands	4.5%
Finland	3.5%
Italy	3.0%
Other	7.3%
Cash & Equivalents — Net	7.8%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,111.00	$1,106.30	$1,111.90	$1,111.60
Expenses Paid During Period	$7.60	$11.74	$6.44	$6.12

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,017.80	$1,013.85	$1,018.90	$1,019.20
Expenses Paid During Period	$7.26	$11.23	$6.16	$5.86

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.44% for Class A, 2.23% for Class C, 1.22% for Class P and 1.16% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

Semiannual Report	| March 31, 2016	69

Unaudited

AllianzGI High Yield Bond Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI High Yield Bond Fund (the “Fund”) returned -0.70%, underperforming the BofA Merrill Lynch High Yield Master II Index (the “benchmark index”), which returned 1.01%.

Market Overview

The high-yield market’s path toward achieving positive results for the reporting period was hardly linear.

Several factors influenced high-yield bonds earlier in the reporting period—most notably oil prices, technical pressure and negative sentiment, the Fed’s activity, earnings and the dollar, and global economic data.

In the back half of the first quarter of 2016, performance recovered significantly so this review will focus on what caused the market’s slide to reverse and head higher. The most notable factors were the Fed’s outlook and commentary, US economic data, global conditions and technical factors.

The Fed’s activity topped the list of concerns about an already fragile US economy slowing further, but so far in 2016, the Fed has kept additional rate hikes on hold due to market volatility and weakness outside the US. After some hawkish rhetoric by some FOMC members following their March 2016 meeting, Fed Chair Janet Yellen quickly reversed those interpretations with some heavily dovish comments of her own.

Other factors benefiting the high-yield market during the first quarter of 2016 were a weaker dollar and, concurrently, higher commodity prices. As commodity prices, specifically crude oil prices, increased, market sentiment also rose. These changes were bolstered by a continuing positive employment trend that, when taken in conjunction with other economic indicators, create a positive backdrop for the current economic condition in the US. These factors all helped the high-yield market stage a strong comeback.

Three offshore factors also helped sentiment. First, the ECB presented some stronger-than-expected economic stimulus tools to help calm fears in Europe. Second, Chinese officials made several comments in the quarter that helped abate concerns about growth and foreign-exchange policies. And third, several oil-producing countries discussed capping production.

Some of the reporting period’s increased volatility stemmed from technical pressure caused by structural changes. The lack of middle-market-making by banks and broker/dealers has created price gaps for some issuers. Government policies intended to control the financial risk for banks trading in the credit markets have had unintended consequences. The market-smoothing mechanism—broker/dealers making markets—is struggling, and even small trades have caused a great impact on prices in many cases. However, these same forces led to price gaps higher over the balance of the quarter.

Portfolio Review

During the reporting period, the Fund’s return lagged the benchmark index. However, the relative lag was largely experienced in the first half of the reporting period. In the subsequent rally, the Fund participated in the market’s significant move higher.

Industry allocations that helped relative performance during the reporting period included chemicals, support-services and technology. All three industries exhibited positive issue selection. Overweights in chemicals and technology were also beneficial.

Industry allocations that hurt relative performance during the reporting period included energy, theaters & entertainment and metals/mining ex. steel. All three industries exhibited negative issue selection.

70	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI High Yield Bond Fund Class A	–0.70%	–6.07%	3.45%	6.01%	6.98%
AllianzGI High Yield Bond Fund Class A (adjusted)	–4.42%	–9.60%	2.66%	5.61%	6.77%
AllianzGI High Yield Bond Fund Class C	–0.94%	–6.69%	2.72%	5.26%	6.20%
AllianzGI High Yield Bond Fund Class C (adjusted)	–1.90%	–7.58%	2.72%	5.26%	6.20%
AllianzGI High Yield Bond Fund Class R	–0.96%	–6.76%	3.05%	5.68%	6.68%
AllianzGI High Yield Bond Fund Class P	–0.54%	–5.69%	3.72%	6.24%	7.18%
AllianzGI High Yield Bond Fund Institutional Class	–0.42%	–5.65%	3.83%	6.45%	7.46%
AllianzGI High Yield Bond Fund Administrative Class	–0.58%	–6.60%	3.37%	5.97%	6.96%
BofA Merrill Lynch High Yield Master II Index	1.01%	–3.99%	4.71%	6.85%	6.79%
Lipper High Yield Funds Average	0.31%	–4.01%	3.83%	5.55%	5.89%

† The Fund began operations on 7/31/96. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 7/31/96.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 3.75% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s expense ratios are 1.03% for Class A shares, 1.68% for Class C shares, 1.46% for Class R shares, 0.64% for Class P shares, 0.63% for Institutional Class shares and 0.98% for Administrative Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

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Unaudited

AllianzGI High Yield Bond Fund (cont’d)

Cumulative Returns Through March 31, 2016

Industry Allocation (as of March 31, 2016)

Telecommunications	9.7%
Media	8.4%
Oil, Gas & Consumable Fuels	6.1%
Diversified Financial Services	5.3%
Commercial Services	5.3%
Healthcare-Services	4.8%
Software	4.2%
Chemicals	3.3%
Other	49.5%
Cash & Equivalents — Net	3.4%

S&P Ratings* (as of March 31, 2016)

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings(“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$993.00	$990.60	$990.40	$994.60	$995.80	$994.20
Expenses Paid During Period	$4.88	$8.41	$7.46	$3.54	$3.29	$4.79

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,020.10	$1,016.55	$1,017.50	$1,021.45	$1,021.70	$1,020.20
Expenses Paid During Period	$4.95	$8.52	$7.57	$3.59	$3.34	$4.85

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.98% for Class A, 1.69% for Class C, 1.50% for Class R, 0.71% for Class P, 0.66% for Institutional Class and 0.96% for Administrative Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI International Growth Fund

For the period of October 1, 2015 through March 31, 2016, as provided by the Europe Equity Growth Team.

Fund Insights

For the six-month period ended March 31 2016, Class A shares at NAV of the AllianzGI International Growth Fund (the “Fund”) returned 8.25%, outperforming the MSCI ACWI ex USA Index (the “benchmark index”), which returned 2.86%.

Market Overview

During the reporting period, equity markets moved on a volatile path including correction from November 2015 through February 2016. Concerns about the future of the Chinese economy, particularly China’s discretionary spending, weighed on markets. In addition, crude oil prices reached new lows and only began to stabilize toward the end of the reporting period. Markets closed the period with moderate gains.

Portfolio Review

The Fund’s outperformance was driven by strong stock selection. The Fund’s picks were characterized by strong earnings profiles and high quality balance sheets which have contributed to the core growth of the Fund. Stock selection was particularly positive across the information technology, health care and consumer staples sectors. This positive contribution outweighed the negative effects of stock picking in the weaker performing consumer discretionary sector where positions such as Richemont underperformed due to concerns related to Chinese consumption. Conversely, sector allocation detracted during the reporting period due to a relative overweight in consumer staples and an underweight in financials.

With respect to individual stocks, positions in Ambu, Sysmex, LG Household & Health, Infineon, Novo Nordisk and Simcorp were the largest contributors to performance on both an absolute and active level. Biostime, Hexpol, Keyence and Sundrug were also additive.

On the other hand, shares of Elekta, Canadian National Railway and Hugo Boss detracted from the active performance and underwent a period of share-price correction. Bank NS Halifax, Schneider Electric and Richemont also underperformed with moderate losses.

During the reporting period, we purchased shares of UBS, Restaurant Brands, Rotork, Imi, Nippon Paint, Odontoprev, Norma Richelieu Hardware, Jollibee Foods and Ambu. We sold our position in Lawson, Magnit and Spectris.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI International Growth Fund Class A	8.25%	–1.70%	1.70%
AllianzGI International Growth Fund Class A (adjusted)	2.29%	–7.11%	–3.15%
AllianzGI International Growth Fund Institutional Class	8.38%	–1.45%	1.93%
MSCI ACWI ex USA Index	2.86%	–9.19%	–5.55%
MSCI ACWI ex USA Growth Index	4.64%	–6.08%	–2.27%
Lipper International Multi-Cap Growth Funds Average	2.67%	–5.91%	–1.62%

† The Fund began operations on 2/2/2015. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/15.

* Cumulative Return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A Shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 5.94% for Class A shares and 5.71% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

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Unaudited

AllianzGI International Growth Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016 )

United Kingdom	16.0%
Germany	10.6%
Denmark	10.1%
Sweden	9.2%
Japan	8.3%
Canada	6.3%
France	6.2%
Switzerland	4.3%
Other	27.6%
Cash & Equivalents — Net	1.4%

Shareholder Expense Example	Actual Performance
	Class A	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,082.50	$1,083.80
Expenses Paid During Period	$6.25	$4.95

	Hypothetical Performance
	(5% return before expenses)
	Class A	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,019.00	$1,020.25
Expenses Paid During Period	$6.06	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI International Small-Cap Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Andrew Neville, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI International Small-Cap Fund (the “Fund”) returned 0.99%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark index”), which returned 6.46%.

Market Overview

In a volatile period, international smaller companies achieved further absolute gains. Asian ex Japan smaller companies registered the strongest gains posting double-digit absolute gains. Smaller companies from Japan and Europe also closed the reporting period in positive territory.

At the start of the reporting period, the ECB’s announcement that would be reassessing its policy in December 2015, another cut in key rates by the PBoC, the better than feared start to the US earnings season and brisk M&A activity resulted in a strong recovery of equity markets in October. Weak German economic data for August, worsening economic data in the US and persistently negative economic trends in China only temporarily put pressure on equity markets. Robust economic data from both the US and Europe and signals from the ECB of more monetary steps in December were some of the supporting factors in November. However, in December, the ECB disappointed hopes for extreme dovishness, OPEC failed to agree on an oil production ceiling and the oil prices slumped to an 11-year low, the ISM Index declined to a 5-year low, weak Chinese economic data, the depreciation of the Yuan and stress in the US high yield market all resulted in a disappointing performance of equity markets. Markets were then subject to heightened volatility in the first quarter of 2016. Most markets suffered the worst start to a year in decades, with some entering bear-market territory, amid renewed fears about the slowdown in China and further oil price weakness. However, signs that commodity prices may be stabilizing, as well as further central bank stimulus, helped markets to recover in March. Most equity markets ended the quarter with modest losses, although the US and many emerging markets recorded positive returns.

Portfolio Review

Stock selection was the main driver of the Fund’s relative performance. All three regional sleeve portfolios (Europe, Asia ex Japan, and Japan) lagged versus their regional market. Sector-wise, selection contributed positively within industrials and information technology but detracted most within consumer discretionary, financials and health care. Sector structure contributed positively mostly due to the underweight positions in financials and energy.

During the reporting period, the Fund’s largest overweights relative to the benchmark index were in information technology, consumer discretionary and consumer staples whilst the largest underweights were in financials followed by materials and energy. Geographically the largest overweights were in France and China whilst the largest underweights were in Canada and the UK.

The strongest stock contributors to performance were the positions in Gameloft (France), Sartorius Stedim Biotech (France) and Gamesa (Spain) while the positions in Permanent TSB (Ireland), Yamaha Motor (Japan) and Korian (France) were the largest detractors. Permanent TSB (Financials, Ireland) is a pure mortgage bank in Ireland. The bank benefits from strong GDP growth in Ireland which drives a rerating of the mortgage book and enables de-provisioning. However, regulatory costs, negative deposit rates and the delayed disposal of their UK legacy business put pressure on the stock. We sold our position. Yamaha Motor provides motorcycles, marine products and recreational vehicles. The share price was hit by the stronger yen. However, the company’s order trend remains solid and the adverse effect of the strong yen has been priced in. We therefore hold on to the position.

76	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI International Small-Cap Fund Class A	0.99%	–1.04%	5.41%	5.36%	11.72%
AllianzGI International Small-Cap Fund Class A (adjusted)	–4.56%	–6.48%	4.23%	4.76%	11.37%
AllianzGI International Small-Cap Fund Class C	0.63%	–1.80%	4.62%	4.57%	10.89%
AllianzGI International Small-Cap Fund Class C (adjusted)	–0.33%	–2.73%	4.62%	4.57%	10.89%
AllianzGI International Small-Cap Fund Class R	0.87%	–1.31%	5.15%	5.09%	11.44%
AllianzGI International Small-Cap Fund Class P	1.09%	–0.88%	5.60%	5.59%	12.04%
AllianzGI International Small-Cap Fund Institutional Class	1.12%	–0.80%	5.70%	5.72%	12.14%
AllianzGI International Small-Cap Fund Class R6	1.15%	–0.73%	5.80%	5.82%	12.25%
MSCI World ex USA Small Cap Index	6.46%	1.99%	3.84%	3.09%	7.37%
MSCI EAFE Small Cap Index	6.15%	3.20%	5.58%	3.44%	7.51%
Lipper International Small/Mid-Cap Growth Funds Average	3.89%	–0.45%	4.86%	4.29%	8.44%

† The Fund began operations on 12/31/97. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/97.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.63% for Class A shares, 2.42% for Class C shares, 2.09% for Class R shares, 1.37% for Class P shares, 1.39% for Institutional Class shares and 1.36% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.45% for Class A shares, 2.19% for Class C shares, 1.70% for Class R shares, 1.28% for Class P shares, 1.21% for Institutional Class shares and 1.11% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

Japan	29.6%
France	9.2%
Sweden	8.5%
United Kingdom	7.6%
Spain	5.0%
Germany	4.1%
Italy	4.1%
Switzerland	4.0%
Other	24.6%
Cash & Equivalents — Net	3.3%

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Unaudited

AllianzGI International Small-Cap Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value*	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,009.90	$1,006.30	$1,008.70	$1,010.90	$1,011.20	$1,028.60
Expenses Paid During Period	$7.29	$10.98	$8.54	$6.43	$6.08	$1.81

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,017.75	$1,014.05	$1,016.50	$1,018.60	$1,018.95	$1,019.45
Expenses Paid During Period	$7.31	$11.03	$8.57	$6.46	$6.11	$5.60

* Class R6 commenced operations on February 1, 2016. The Actual expense example for Class R6 is based on the period since inception; the Actual expense example for Class A, Class C, Class R, Class P, and Institutional Class and the Hypothetical expense example are based on the period beginning October 1, 2015. If the Hypothetical expense example for Class R6 has been based on the period since inception, the Ending Account Value and Expenses paid During the Period would have been $1,006.27 and $1.79, respectively.

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.45% for Class A, 2.19% for Class C, 1.70% for Class R, 1.28% for Class P, 1.21% for Institutional Class and 1.11% for Class R6), multiplied by the average account value over the period, multiplied by 183 (59 for Class R6)/366 for the Actual expense example and 183/366 for the Hypothetical expense example.

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Unaudited

AllianzGI Micro Cap Fund

For the period of October 1, 2015 through March 31, 2016, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Micro Cap Fund (the “Fund”) returned -4.87%, underperforming the Russell Microcap Growth Index (the “benchmark index”), which returned -4.50%.

Market Review

In general, US stocks ended higher and proved resilient given the headwinds the market faced throughout the reporting period, including an interest rate hike, monetary policy uncertainty, US recession fears, slumping commodity prices and economic growth concerns in China.

Initially, stocks rallied on fading October 2015 rate hike expectations due to a disappointing payroll report. The surge in equities persisted on dovish comments from the ECB and the announcement of new stimulus measures from the PBoC. Stabilizing Chinese economic data and a better-than-feared start to the third quarter earnings season were also supportive.

The market’s advance slowed in November and stocks succumbed to selling pressure in December. Sentiment fluctuated over this period as investors grappled with episodes of equity volatility and sharp declines in commodity prices, including the metals, crude oil and natural gas. However, over the quarter, investors grew more comfortable with the prospect of a rate hike and embraced the move in December—the first in nearly ten years. The Fed’s emphasis on data dependency and gradualism and a rebound in energy prices helped to ease investor angst into year end.

The first quarter of 2016 was a tale of two halves with US stocks plummeting at the year’s onset before rebounding sharply to end the reporting period mixed. The strength of the advance was notable and propelled select US indices to a positive close on a year-to-date basis. Focused on Chinese economic growth, recession fears in the US and slumping energy prices, investors initially sought safety and fled risk assets. In the second half of the quarter, stocks staged a remarkable recovery as angst around the abovementioned concerns faded. The bifurcated performance of equities correlated closely with the price of crude oil, which also bottomed mid-quarter. Concurrent with the market’s upturn, sentiment rebounded higher and volatility sunk to levels matching the lows recorded in October 2015. Dovish comments from Janet Yellen, a downwardly revised interest-rate-hike trajectory and a more substantial than expected policy response from the ECB also supported the market’s surge. Lastly, fourth quarter earnings were generally better than estimated, but the tone of guidance was cautious.

Against this backdrop, the Russell Microcap Index trailed the Russell 2000 Index. Within the microcap universe, growth-oriented stocks lagged value-oriented stocks. Specific to the benchmark index, sector performance was mixed. Consumer staples, materials and industrials were the strongest performing sectors, followed by telecom services. In contrast, the energy sector declined the most, followed by health care, financials and utilities.

Performance

The Fund underperformed its benchmark index over the reporting period. From an attribution perspective, security selection positively contributed to relative performance, while allocation effects at the sector level detracted. For example, stock picking was positive in the health care, materials and energy sectors. Conversely, security selection in information technology, consumer discretionary and financials had a negative impact. Separately, an underweight in health care and an overweight in consumer discretionary benefitted relative performance; however, an underweight in consumer staples and an overweight in energy were offsetting.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI Micro Cap Fund Class A	–4.87%	–13.36%	5.66%	4.83%	10.55%
AllianzGI Micro Cap Fund Class A (adjusted)	–10.10%	–18.12%	4.47%	4.24%	10.25%
AllianzGI Micro Cap Fund Class P	–4.92%	–13.32%	5.79%	5.02%	10.78%
AllianzGI Micro Cap Fund Institutional Class	–4.90%	–13.32%	5.86%	5.10%	10.88%
Russell Microcap Growth Index	–4.50%	–16.95%	6.43%	3.38%	5.92%
Lipper Small-Cap Growth Funds Average	–2.10%	–12.11%	6.39%	5.25%	8.44%

† The Fund began operations on 7/12/95. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/95.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 2.07% for Class A shares, 1.80% for Class P shares and 1.80% for Institutional Class shares. This ratio does not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.62% for Class A shares, 1.54% for Class P shares and 1.54% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

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Unaudited

AllianzGI Micro Cap Fund (cont’d)

Cumulative Returns Through March 31, 2016

Industry Allocation (as of March 31, 2016)

Biotechnology	8.4%
Health Care Equipment & Supplies	7.6%
Banks	6.0%
Building Products	5.1%
Semiconductors & Semiconductor Equipment	4.9%
Hotel, Restaurants & Leisure	4.8%
Software	4.8%
Pharmaceuticals	4.7%
Other	52.2%
Cash & Equivalents — Net	1.5%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$951.30	$950.80	$951.00
Expenses Paid During Period	$7.90	$7.51	$7.51

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,016.90	$1,017.30	$1,017.30
Expenses Paid During Period	$8.17	$7.77	$7.77

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.62% for Class A, 1.54% for Class P and 1.54% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI Multi-Asset Real Return Fund

For the period of October 1, 2015 through March 31, 2016, as provided by the Multi-Asset US Group.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Multi-Asset Real Return Fund (the “Fund”) returned 0.48%, underperforming the Barclays US Government Inflation-Linked Bond Index (the “benchmark index”), which returned 4.01%.

Market Overview

Inflation related asset classes had mixed results over the reporting period, as reflected by declining commodity prices (Bloomberg Commodity Index declined 10.52% in the fourth quarter and eked out a 0.42% return in the first quarter), while the MSCI World Real Estate Index returned 9.88% with the gains split almost equally between the fourth quarter of 2015 and first quarter of 2016. Stocks of commodity related companies rose 6.20%, also benefiting from positive returns in both quarters. The Barclays US TIPS Index also posted a positive absolute return over the period, with a 4.46% gain in the first quarter taking the full reporting period return to 3.79%. Over the reporting period, the Custom Real Asset Benchmark an equal weighted combination of these four inflation related asset classes, rose 2.43%.

Portfolio Review

Amidst a volatile period that started with continued weakness in commodities, while global equities conversely rallied off of September’s lows, the Fund was actively adjusted to the changing market environment. Overall performance included a combination of detractors and contributors. As compared to the Custom Real Asset Benchmark, the Fund was underweight commodities for the duration of the reporting period, contributing to results particularly during the fourth quarter. Conversely, underweights to REITS and commodity related equities served to limit the Fund’s relative result as both segments posted favorable returns over the reporting period.

Outlook

Risks have risen, but we do not believe the global economy is heading toward recession. In the US, while odds of an April interest rate hike are low, we believe that the outlook for growth and inflation will prompt the Fed to raise rates twice in 2016. Against this backdrop, we expect global monetary policy to remain accommodative. The recovery in commodities has helped stabilize some of the stress points in the world economy, which should support inflation and growth. Still, we believe the existence of economic and political uncertainties will likely result in persistent volatility.

From an investment perspective, the Fund entered the second quarter with underweights to commodities and inflation linked bonds in the US, while the underweights were partially offset by modest overweight to REITS and cash/liquidity. Outside of the holdings of the benchmark index, the Fund also held opportunistic exposure to emerging market debt and a modest position in investment grade corporate debt.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Multi-Asset Real Return Fund Class A	0.48%	–10.40%	–3.50%
AllianzGI Multi-Asset Real Return Fund Class A (adjusted)	–5.05%	–15.33%	–5.15%
AllianzGI Multi-Asset Real Return Fund Class C	0.11%	–11.02%	–4.19%
AllianzGI Multi-Asset Real Return Fund Class C (adjusted)	–0.88%	–11.90%	–4.19%
AllianzGI Multi-Asset Real Return Fund Class P	0.53%	–10.30%	–3.37%
AllianzGI Multi-Asset Real Return Fund Institutional Class	0.58%	–10.19%	–3.27%
Barclays US Government Inflation-Linked Bond Index	4.01%	1.38%	–0.83%
Custom Real Asset Benchmark**	2.43%	–7.13%	–2.86%
Lipper Alternative Global Macro Funds Average	1.04%	–6.22%	0.27%

† The Fund began operations on 12/17/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

* Cumulative return

** The Custom Real Asset Benchmark is comprised of 25% Dow Jones UBS Commodity Total Return Index, 25% MSCI World Real Estate Index, 25% Barclays US Government Inflation-Linked Bond Index, 6.25% DAX Global Agribusiness Index, 7.5% MSCI World Energy Index, 6.25% MSCI World Materials Index and 5% MSCI ACWI Industrials (equal-weighted) Index.

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 5.76% for Class A shares, 6.33% for Class C shares, 5.42% for Class P shares and 5.34% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 0.85% for Class A shares, 1.60% for Class C shares, 0.70% for Class P shares and 0.60% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

82	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI Multi-Asset Real Return Fund (cont’d)

Cumulative Returns Through March 31, 2016

Asset Allocation (as of March 31, 2016)

Mutual Funds	43.0%
Common Stock	28.6%
Exchange-Traded Funds	24.3%
Cash & Equivalents — Net	4.1%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,004.80	$1,001.10	$1,005.30	$1,005.80
Expenses Paid During Period	$4.26	$8.00	$3.51	$3.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,020.75	$1,017.00	$1,021.50	$1,022.00
Expenses Paid During Period	$4.29	$8.07	$3.54	$3.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.85% for Class A, 1.60% for Class C, 0.70% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

Semiannual Report	| March 31, 2016	83

Unaudited

AllianzGI NFJ Emerging Markets Value Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI NFJ Emerging Markets Value Fund (the “Fund”) returned 4.99%, underperforming the MSCI Emerging Markets Index (the “benchmark index”), which returned 6.41%.

Market Overview

Within the global equity space, emerging market equities vastly outpaced developed, international stocks over the reporting period, with the benchmark index appreciating 6.41% and the MSCI EAFE Index climbing 1.56%. Emerging markets were largely boosted by a weaker US dollar and rising commodity prices, with equities in Latin America leading gains, while those in Asia tended to lag. Brazil was a standout performer, soaring 25% within the benchmark index while many Eastern European equities were elevated by additional stimulus measures from the ECB, with Turkey of particular note, rising 21% over the trailing six-month period. Indonesia (35%), Hungary (31%), Malaysia (22%), Peru (17%), Chile (12%) and South Korea (11%) also rose to realize double-digit returns. Conversely, negative results were concentrated in part to Asia, where India declined 3% and China fell 1% as concerns for a slowdown in China’s economy persisted over the reporting period. All but one of ten economic sectors within the benchmark index recorded a positive return, led by strength from the energy, materials, information technology and utilities sectors. The industrials sector returned -5 basis points over the reporting period, followed by flat returns from telecom services equities and a 2% gain for health care names in the benchmark index.

Portfolio Review

The Fund’s relative underperformance versus the benchmark index was due in part to a 3.0% average cash position, which detracted over the volatile, but largely positive reporting period, paired with more moderate contributions from sector and country allocation. Stock selection as well as sector allocation were roughly neutral for the reporting period.

In terms of stock selection, Fund holdings in the materials, health care and consumer discretionary sectors were the largest contributors to performance. Negative selection in the energy, information technology and telecom services sectors detracted from results.

From a sector allocation perspective, underweight positions in the telecom services and materials sectors boosted relative performance results. An overweight in the health care sector slightly detracted during the reporting period.

Selection by country was positive, particularly across China, Malaysia, India and Taiwan. Holdings in South Africa and South Korea muted Fund performance during the reporting period.

Country allocation contributed to results, largely due to overweights in Brazil and Russia and underweights in Greece and Qatar. This was somewhat offset by underweight positions in Indonesia and South Korea.

Sector and country weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary and utilities sectors. In contrast, the largest relative underweights were in the telecom services and consumer staples sectors.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ Emerging Markets Value Fund Class A	4.99%	–8.13%	–1.36%
AllianzGI NFJ Emerging Markets Value Fund Class A (adjusted)	–0.78%	–13.19%	–3.05%
AllianzGI NFJ Emerging Markets Value Fund Class C	4.63%	–8.87%	–2.10%
AllianzGI NFJ Emerging Markets Value Fund Class C (adjusted)	3.63%	–9.76%	–2.10%
AllianzGI NFJ Emerging Markets Value Fund Class P	5.05%	–7.99%	–1.20%
AllianzGI NFJ Emerging Markets Value Fund Institutional Class	5.09%	–7.95%	–1.12%
MSCI Emerging Markets Index	6.41%	–12.03%	–4.33%
Lipper Emerging Markets Funds Average	4.60%	–11.58%	–4.36%

† The Fund began operations on 12/18/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 12/31/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 6.40% for Class A shares, 7.24% for Class C shares, 5.72% for Class P shares and 5.78% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.34% for Class A shares, 2.09% for Class C shares, 1.18% for Class P shares and 1.09% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

84	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI NFJ Emerging Markets Value Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016 )

China	25.2%
Korea (Republic of)	11.4%
Taiwan	11.3%
Brazil	9.1%
India	8.2%
South Africa	4.7%
Turkey	3.4%
Russian Federation	3.2%
Other	19.9%
Cash & Equivalents — Net	3.6%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,049.90	$1,046.30	$1,050.50	$1,050.90
Expenses Paid During Period	$7.53	$11.46	$6.72	$6.36

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,017.65	$1,013.80	$1,018.45	$1,018.80
Expenses Paid During Period	$7.41	$11.28	$6.61	$6.26

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.47% for Class A, 2.24% for Class C, 1.31% for Class P and 1.24% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI NFJ Global Dividend Value Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI NFJ Global Dividend Value Fund (the “Fund”) returned 3.79%, underperforming the MSCI ACWI (the “benchmark index”), which returned 5.28%.

Market Overview

Global equities, as measured by the benchmark index, appreciated 5.28%, led by strength in the US space, with the S&P 500 Index gaining 8.49%, as well as the emerging economies, with the MSCI Emerging Markets Index appreciating 6.41%, during the reporting period. Strength from many emerging countries, particularly during the second half of the reporting period, was boosted in part by weakness in the US dollar and ascending commodity prices. Within the global equity space, developed, international stocks, as measured by the MSCI EAFE Index, gained a mere 1.56% for the trailing six-month period. Investors in Japan’s Nikkei 225 Average struggled in the face of a surprise rate cut by the BoJ during the first quarter of 2016. Bank shares dove 30% during the first quarter alone, as the BoJ decision to cut benchmark interest rates below zero compressed the spread at which financial firms borrow and lend. The value of the yen—a key determinant of Japanese export earnings—surged to a two-and-a half year high versus the US dollar in the first quarter of 2016, spurred by heavy demand for safe assets and the Fed’s dovish outlook. Euro-zone GDP expanded at a 1.1% annual rate during the fourth quarter of 2015, the weakest performance in a year and a half. In an effort to shake the region from its economic funk, policymakers at the ECB doubled-down on monetary stimulus in the first quarter, slashing benchmark interest rates deeper into negative territory and ramping up the pace of monthly asset purchases from €60 billion to €80 billion. While 13 of 46 countries in the benchmark index fell to a negative total return over the reporting period, another 13 countries soared to double-digit gains, led by strength from the emerging and Asia/Pacific markets: Indonesia, Brazil, Australia, Chile and Russia. After a 29% fall for Greece-based equities, weakness largely stemmed from Europe—including Italy (-14%), Spain (-6%), Switzerland (-3%) and the UK (-1%)—as well as a 1% decline from China. For the reporting period, all but one of ten economic sectors within the benchmark index recorded a positive return, as the telecom services, consumer staples, information technology and utilities sectors climbed 10% or more. Financials names delivered the poorest performance, declining over 1%, while health care securities were flat and consumer discretionary equities recorded a 4.8% total return.

Portfolio Review

The Fund’s relative performance versus the benchmark index was due to negative stock selection while regional and sector allocations were positive, during the reporting period.

In terms of stock selection, the Fund’s holdings in the financials and health care sectors contributed positively to performance during the reporting period but were overwhelmed by selections in the utilities, telecom services and materials sectors, which detracted from Fund returns.

Sector allocation overall contributed to relative performance, led by overweight positions in telecom services and information technology, as well as an underweight in the health care sector, which also aided performance results. Conversely, an underweight in materials detracted from the Fund’s relative returns, during the reporting period.

Selection by country was largely net neutral as positive selection across the UK, Norway and Germany was largely offset by negative selection across Israel, South Korea and South Africa.

Country allocation was positive over the reporting period, driven in part by underweight exposures in Japan, Italy and Switzerland, as well as an overweight in Indonesia. The Fund’s overweight in Spain and underweight in the United States had a negative impact on relative performance results.

Sector weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the energy and telecommunications services sectors, whereas the largest relative underweights were in the health care and consumer staples sectors.

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Unaudited

AllianzGI NFJ Global Dividend Value Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI NFJ Global Dividend Value Fund Class A	3.79%	–6.73%	2.83%	7.72%
AllianzGI NFJ Global Dividend Value Fund Class A (adjusted)	–1.92%	–11.86%	1.67%	6.82%
AllianzGI NFJ Global Dividend Value Fund Class C	3.36%	–7.46%	2.01%	6.89%
AllianzGI NFJ Global Dividend Value Fund Class C (adjusted)	2.46%	–8.23%	2.01%	6.89%
AllianzGI NFJ Global Dividend Value Fund Class P	3.82%	–6.61%	3.00%	7.91%
AllianzGI NFJ Global Dividend Value Fund Institutional Class	3.87%	–6.52%	3.09%	8.00%
MSCI ACWI	5.28%	–4.34%	5.22%	9.71%
Lipper Global Equity Income Funds Average	5.87%	–2.38%	5.06%	8.98%

† The Fund began operations on 6/26/09. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 6/30/09.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.72% for Class A shares, 2.56% for Class C shares, 1.44% for Class P shares and 1.40% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.99% for Class C shares, 1.04% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

United States	49.8%
United Kingdom	15.0%
China	4.0%
Spain	3.9%
Japan	3.4%
South Africa	3.1%
Russian Federation	2.2%
Germany	2.1%
Other	13.6%
Cash & Equivalents — Net	2.9%

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Unaudited

AllianzGI NFJ Global Dividend Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,037.90	$1,033.60	$1,038.20	$1,038.70
Expenses Paid During Period	$6.11	$10.12	$5.30	$4.84

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,019.00	$1,015.05	$1,019.80	$1,020.25
Expenses Paid During Period	$6.06	$10.02	$5.25	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.99% for Class C, 1.04% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI NFJ International Small-Cap Value Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI NFJ International Small-Cap Value Fund (the “Fund”) returned 2.71%, underperforming the MSCI World ex USA Small Cap Index (the “benchmark index”), which returned 6.46%.

Market Overview

Within the global equity space, developed, small-capitalization international stocks, as measured by the benchmark index, gained 6.46% for the reporting period. Those results outpaced US small-capitalization equities, which rose 2.02% in the Russell 2000 Index. Within the international sphere, emerging equities bested the returns of developed, international equities, with the MSCI Emerging Markets Index up 6.41% and the MSCI EAFE Index gaining a more moderate 1.56% during the reporting period. Investors in Japan’s Nikkei 225 Average struggled in the face of a surprise rate cut by the BoJ during the first quarter of 2016. Bank shares dove 30% during the first quarter alone, as the BoJ decision to cut benchmark interest rates below zero compressed the spread at which financial firms borrow and lend. The value of the yen—a key determinant of Japanese export earnings—surged to a two-and-a half year high versus the US dollar in the first quarter of 2016, spurred by heavy demand for safe assets and the Fed’s dovish outlook. Euro-zone GDP expanded at a 1.1% annual rate during the fourth quarter of 2015, the weakest performance in a year and a half. In an effort to shake the region from its economic funk, policymakers at the ECB doubled-down on monetary stimulus in the first quarter of 2016, slashing benchmark interest rates deeper into negative territory and ramping up the pace of monthly asset purchases from €60 billion to €80 billion. Just four of 22 countries in the benchmark index dipped into negative territory for the period: Portugal (-5%), Hong Kong (-5%), Italy (-3%) and the UK (-2%). Strength was realized across Asia/Pacific and select European countries, led by New Zealand (+33%), Australia (+22%), Sweden (+16%), Finland (+15%), Ireland (+13%), Switzerland (+13%) and Singapore (+11%). For the reporting period, all but one of ten economic sectors within the benchmark index recorded a positive return, as the consumer staples, materials, utilities, and health care climbed 9% or more. Energy names delivered the poorest performance, declining 9%, while telecom services securities gained just 1% and financials equities recorded a 2% total return.

Portfolio Review

The Fund’s relative underperformance versus the benchmark index was largely due to negative stock selection, while country and sector allocations were positive over the reporting period.

In terms of stock selection, Fund holdings in the financials, telecom services and utilities sectors were the largest contributors to performance. However, these gains were overwhelmed by negative selection across the industrials, consumer discretionary and information technology sectors.

From a sector allocation perspective, an overweight in materials as well as an underweight in energy boosted relative returns. Conversely, an underweight in health care detracted from performance over the reporting period.

Selection by country was negative, led by holdings based in Japan, Germany and Italy, which failed to keep pace with benchmark shares. The Fund realized gains with strong selection from Hong Kong, Canada and Australia-based holdings.

Country allocation was positive, boosted by an underweight in Japan and overweight positions in New Zealand and the Philippines. The Fund’s overweights in South Africa and Hong Kong weighed on relative performance results.

Sector and country weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the materials and consumer staples sectors. In contrast, the largest relative underweights were in the health care and information technology sectors.

90	March 31, 2016 |	Semiannual Report

Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ International Small-Cap Value Fund Class A	2.71%	–4.20%	10.89%
AllianzGI NFJ International Small-Cap Value Fund Class A (adjusted)	–2.93%	–9.47%	9.26%
AllianzGI NFJ International Small-Cap Value Fund Class C	2.32%	–4.92%	10.08%
AllianzGI NFJ International Small-Cap Value Fund Class C (adjusted)	1.35%	–5.82%	10.08%
AllianzGI NFJ International Small-Cap Value Fund Class P	2.78%	–4.07%	11.06%
AllianzGI NFJ International Small-Cap Value Fund Institutional Class	2.79%	–3.98%	11.16%
AllianzGI NFJ International Small-Cap Value Fund Class R6	2.82%	–3.91%	11.27%
MSCI World ex USA Small Cap Index	6.46%	1.99%	11.44%
Lipper International Small/Mid-Cap Core Funds Average	2.87%	–2.65%	9.54%

† The Fund began operations on 6/1/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 5/31/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 2.97% for Class A shares, 3.80% for Class C shares, 2.81% for Class P shares, 2.71% for Institutional Class shares and 3.19% for Class R6 shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.30% for Class A shares, 2.05% for Class C shares, 1.15% for Class P shares, 1.05% for Institutional Class shares and 0.95% for Class R6 shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

Japan	20.9%
United Kingdom	16.1%
Canada	8.0%
Sweden	6.8%
Australia	6.3%
France	4.3%
Italy	4.2%
Chile	3.6%
Other	27.3%
Cash & Equivalents — Net	2.5%

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Unaudited

AllianzGI NFJ International Small-Cap Value Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,027.10	$1,023.20	$1,027.80	$1,027.90	$1,028.20
Expenses Paid During Period	$6.64	$10.52	$5.93	$5.53	$4.87

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class	Class R6
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,018.45	$1,014.60	$1,019.15	$1,019.55	$1,020.20
Expenses Paid During Period	$6.61	$10.48	$5.91	$5.50	$4.85

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.31% for Class A, 2.08% for Class C, 1.17% for Class P, 1.09% for Institutional Class and 0.96% for Class R6), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI NFJ International Value II Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Krysta Hill, Product Specialist Associate.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI NFJ International Value II Fund (the “Fund”) returned 1.29%, underperforming the MSCI EAFE Index (the “benchmark index”), which returned 1.56%.

Market Overview

Within the global equity space, developed, international stocks, as measured by the benchmark index, gained 1.56% for the reporting period. Those results trailed the S&P 500, which climbed 8.49%, and the MSCI Emerging Markets Index, which appreciated 6.41%, during the reporting period. Investors in Japan’s Nikkei 225 Average struggled in the face of a surprise rate cut by the BoJ during the first quarter of 2016. Bank shares dove 30% during the first quarter of 2016 alone, as the BoJ decision to cut benchmark interest rates below zero compressed the spread at which financial firms borrow and lend. The value of the yen—a key determinant of Japanese export earnings—surged to a two-and-a half year high versus the US dollar in the first quarter also, spurred by heavy demand for safe assets and the Fed’s dovish outlook. Euro-zone GDP expanded at a 1.1% annual rate during the fourth quarter of 2015, the weakest performance in a year and a half. In an effort to shake the region from its economic funk, policymakers at the ECB doubled-down on monetary stimulus in the first quarter, slashing benchmark interest rates deeper into negative territory and ramping up the pace of monthly asset purchases from €60 billion to €80 billion. Five of 21 countries in the benchmark index dipped into negative territory for the period, including Italy (-14%), Spain (-6%), Switzerland (-3%), Israel (-2%) and the UK (-1%). Strength was realized across Asia/Pacific and select European countries, led by New Zealand (+33%), Australia (+13%), Belgium (+11%), Singapore (+10%) and Portugal (+8%). For the period, all but two of ten economic sectors within the benchmark index recorded a positive return, as the consumer staples, industrials, telecom services, and energy sectors climbed 6% or more. Financials delivered the poorest performance, declining 6% while health care securities fell 1% and consumer discretionary equities recorded a 1% total return.

Portfolio Review

Negative sector allocation contributed to the Fund’s relative underperformance of the benchmark index over the reporting period. Conversely, stock selection and country allocation were positive and boosted relative performance results.

In terms of stock selection, Fund holdings in the financials, utilities and consumer staples sectors outpaced benchmark index shares. Selection across the materials sector detracted somewhat from results.

From a sector allocation perspective, an underweight in consumer staples and overweight positions in the financials and materials sectors, were primary performance detractors. Conversely, an overweight in telecom services somewhat contributed to Fund performance over the reporting period.

Selection by region was positive, particularly in the United Kingdom, Netherlands and Australia. However, the Fund’s Norway, Israel and Sweden-based holdings somewhat hindered relative results.

Country allocations were positive due to the Fund’s underweights in Switzerland and Italy, as well as overweight positions in the UK and Hong Kong. Overweights in the off-benchmark countries of China and Colombia, as well as an underweight in Germany, detracted during the reporting period.

Sector and region weight deviations are a result of NFJ’s bottom-up investment process. On average during the reporting period, the Fund’s largest overweights relative to the benchmark index were in the consumer discretionary and financials sectors. In contrast, the largest relative underweights were in the consumer staples and health care sectors.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI NFJ International Value II Fund Class A	1.29%	–10.34%	4.13%
AllianzGI NFJ International Value II Fund Class A (adjusted)	–4.28%	–15.27%	2.77%
AllianzGI NFJ International Value II Fund Class C	0.90%	–11.00%	3.34%
AllianzGI NFJ International Value II Fund Class C (adjusted)	–0.10%	–11.88%	3.34%
AllianzGI NFJ International Value II Fund Class P	1.40%	–10.17%	4.34%
AllianzGI NFJ International Value II Fund Institutional Class	1.46%	–10.10%	4.41%
MSCI EAFE Index	1.56%	–8.27%	6.27%
Lipper International Multi-Cap Value Funds Average	0.99%	–9.48%	4.63%

† The Fund began operations on 12/1/11. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/11.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.76% for Class A shares, 2.49% for Class C shares, 1.42% for Class P shares and 1.40% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.20% for Class A shares, 1.95% for Class C shares, 1.00% for Class P shares and 0.95% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

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Unaudited

AllianzGI NFJ International Value II Fund (cont’d)

Cumulative Returns Through March 31, 2016

Country Allocation (as of March 31, 2016)

United Kingdom	26.3%
Japan	14.1%
France	8.8%
Hong Kong	8.5%
Canada	5.8%
Sweden	4.0%
Germany	3.0%
China	2.7%
Other	25.1%
Cash & Equivalents — Net	1.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,012.90	$1,009.00	$1,014.00	$1,014.60
Expenses Paid During Period	$6.04	$9.79	$5.04	$4.78

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,019.00	$1,015.25	$1,020.00	$1,020.25
Expenses Paid During Period	$6.06	$9.82	$5.05	$4.80

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.20% for Class A, 1.95% for Class C, 1.20%, 1.00% for Class P and 0.95% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI Short Duration High Income Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Doug Forsyth, CFA, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Short Duration High Income Fund (the “Fund”) returned 0.38%, underperforming the BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index (the “benchmark index”), which returned 2.31%.

Market Overview

The high-yield market’s path toward achieving positive results was hardly linear for the period.

Several factors influenced high-yield bonds earlier in the reporting period—most notably oil prices, technical pressure and negative sentiment, the Fed’s activity, earnings and the dollar, and global economic data.

In the second half of the first quarter of 2016, performance recovered significantly so this review will focus on what caused the market’s slide to reverse course and head higher. The most notable factors were the Fed’s outlook and commentary, US economic data, global conditions and technical factors.

The Fed’s activity topped the list of concerns about an already fragile US economy slowing further, but so far this year, the Fed has kept additional rate hikes on hold due to market volatility and weakness outside the US. After some hawkish rhetoric by some FOMC members following their March 2016 meeting, Fed Chair Janet Yellen quickly reversed those interpretations with some heavily dovish comments of her own.

Other factors benefiting the high-yield market during the first quarter of 2016 were a weaker dollar and, concurrently, higher commodity prices. As those prices, specifically crude oil prices, increased, market sentiment also rose. These changes were bolstered by a continuing positive employment trend that, when taken in conjunction with other economic indicators, create a positive backdrop for the current conditions in the US. These factors all helped the high-yield market stage a strong comeback.

Three offshore factors also helped sentiment. First, the ECB presented some stronger than expected economic stimulus tools to help calm fears in Europe. Second, Chinese officials made several comments in the first quarter of the year that helped abate concerns about growth and foreign-exchange policies. And third, several oil-producing countries discussed capping production; this was another factor that influenced the direction of oil prices.

Some of the reporting period’s increased volatility stemmed from technical pressure caused by structural changes. The lack of middle-market-making by banks and broker/dealers has created price gaps for some issuers. Government policies intended to control the financial risk for banks trading in the credit markets have had unintended consequences. The market-smoothing mechanism—broker/dealers making markets—is struggling, and even small trades have caused a great impact on prices in many cases. However, these same forces led to price gaps higher over the balance of the quarter.

Portfolio Review

The Fund seeks a high level of current income with lower volatility than the broader high yield market. The Fund delivered positive absolute returns over the six-month period but lagged the performance of the benchmark index return. Credit quality in the portfolio remains relatively high. Yield to worst for the Fund was consistently higher than that of the benchmark index over the reporting period. At the same time, duration for the Fund was similar to that of the benchmark index over the period to balance our objectives of maintaining high current income while attempting to preserve capital in the event of rising interest rates.

Industry allocations that helped absolute performance during the period included insurance, cable & satellite TV and steel producers/products.

Industry allocations that hurt absolute performance during the period energy, healthcare and telecom-wireline integrated & services.

Please note the benchmark index represents a segment of the high-yield market and is not viewed as a target for the Fund’s investment performance. It is worth noting that the benchmark index is composed of BB rated corporate bonds with maturities of 1-3 years. In contrast, the Fund owns bank loans and securities that have credit ratings below BB and maturities exceeding 3 years.

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AllianzGI Short Duration High Income Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Short Duration High Income Fund Class A	0.38%	–0.76%	4.32%
AllianzGI Short Duration High Income Fund Class A (adjusted)	–1.88%	–3.00%	3.79%
AllianzGI Short Duration High Income Fund Class C	0.28%	–1.07%	3.95%
AllianzGI Short Duration High Income Fund Class C (adjusted)	–0.70%	–2.01%	3.95%
AllianzGI Short Duration High Income Fund Class P	0.55%	–0.50%	4.51%
AllianzGI Short Duration High Income Fund Institutional Class	0.52%	–0.47%	4.59%
BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	2.31%	1.90%	5.58%
Lipper High Yield Funds Average	0.31%	–4.01%	5.71%

† The Fund began operations on 10/3/11. Benchmark return comparisons began on the fund inception date.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 2.25% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 0.86% for Class A shares, 1.15% for Class C shares, 0.64% for Class P shares and 0.59% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Cumulative Returns Through March 31, 2016

Industry Allocation (as of March 31, 2016)

Telecommunications	9.0%
Home Builders	7.8%
Containers & Packaging	7.6%
Diversified Financial Services	6.8%
Oil, Gas & Consumable Fuels	6.5%
Pipelines	5.5%
Commercial Services & Supplies	5.4%
Specialty Retail	5.4%
Other	41.1%
Cash & Equivalents — Net	4.9%

S&P Ratings* (as of March 31, 2016 )

* As a percentage of total investments. Bond ratings refer to the underlying holdings of the Fund and are categorized from highest to lowest credit quality using ratings provided by S&P Global Ratings (“S&P”). S&P’s ratings have been selected for several reasons, including the portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the Fund, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Fund also displays S&P credit ratings information in materials provided in client presentations. Previous shareholder reports for the Fund displayed bond ratings provided by Moody’s. See “Important Information” for more detail on the selection of S&P for the Fund’s ratings presentation. Bonds not rated by S&P and bonds that do not currently have a rating available are designated in the chart above as “NR” and “NA”, respectively.

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AllianzGI Short Duration High Income Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,003.80	$1,002.80	$1,005.50	$1,005.20
Expenses Paid During Period	$4.31	$5.66	$3.36	$3.01

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,020.70	$1,019.35	$1,021.65	$1,022.00
Expenses Paid During Period	$4.34	$5.70	$3.39	$3.03

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (0.86% for Class A, 1.13% for Class C, 0.67% for Class P and 0.60% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Unaudited

AllianzGI Structured Return Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Structured Return Fund (the “Fund”) returned 1.55%, outperforming the BofA Merrill Lynch 3-Month US Treasury Bill Index (the “benchmark index”), which returned 0.10%.

Portfolio Review

The Fund navigated difficult market fluctuations to deliver positive performance for the reporting period. The results illustrate the Fund’s ability to generate returns and to manage risk even when markets are undergoing steep declines.

As we had anticipated following its August 2015 decline, the Fund’s performance recovered rapidly. The Fund gained 1.23% in October 2015, resulting in a 2.89% snapback in performance over the September-October period. This performance is typical of the Fund’s behavior following an equity-market drawdown and volatility spike. The Fund gained from lucrative in-the-money covered call positions that were initiated in late August and early September 2015 at elevated volatility levels. The Fund also benefited from directional spreads, tactically layered into the portfolio to capitalize on S&P 500 Index moves to both the upside and downside. These positions contributed approximately 0.35% to the Fund’s performance for the fourth quarter of 2015.

At first glance, it could appear that the Fund’s recovery occurred because the S&P 500 Index was up 8.44% in October 2015. But continued equity-market weakness would actually have been an even better environment for the Fund. The Fund’s risk-adjusted return potential is enhanced during extended periods of heightened volatility. Higher volatility levels provide the opportunity to collect higher option premium with greater statistical safety to the downside. The sharp S&P 500 Index rally caused the CBOE Volatility Index (“VIX”) to decline rapidly, shortening the aftermath of elevated profit potential.

Equity markets calmed in November 2015 as investors anticipated the Fed rate hike in December. The S&P 500 Index rose 0.30% while the VIX remained in the teens. For the month, the Fund performed in line with expectations, gaining 0.45%

Unease returned to equity markets in December 2015, as investors weighed the impact of the Fed’s decision on December 16 to raise interest rates and oil-price instability roiled markets. The S&P 500 Index fluctuated as much as 1% to 2% a day for a stretch, ultimately declining 1.58% for the month. The VIX briefly climbed into the low 20s and closed out the year at 18. The Fund navigated the challenging conditions and gained 0.26% for the month.

Right out of the gate in the new year, the broad US equity market underwent a significant correction. Beginning in late December 2015, the S&P 500 Index tumbled 10.5% in 14 trading days. After some further choppiness into mid-February 2016, the index rebounded sharply to finish up 1.35% for the quarter.

As part of our risk management process to accommodate the sharp equity index pullback, we closed several of our short in-the-money call positions and opened new call positions with strikes 5% further downward, positioning the portfolio to withstand additional equity market weakness.

The S&P 500 Index finished January 2016 with a return of -4.96%, with the Fund returning -1.29%. This was a more benign monthly outcome than August 2015, when the Fund returned -3.61% amid a similarly large equity-market decline.

In the case of the January move, we attribute the better durability to several factors. First, directional put spread positions helped offset the net cost of the restructuring, as is their purpose. Directional spreads helped diversify the Fund and contributed approximately 40 basis points in the first quarter.

Second, the speed of the benchmark index move was less severe than in August 2015. It is easier to withstand a 10% decline over two weeks than over five trading days, which was the time frame last August. With some option positions expiring intact along the way, we were able to do less restructuring overall. The net cost of our restructuring was approximately 175 basis points.

Finally, the starting level of the VIX was more favorable in January 2016 than it was last summer. In December 2015, we were able to build many positions with the VIX in the high teens and low 20s—considerably higher than the VIX level of 13 that was in place when the August 2015 correction began. A high VIX enables wider strike distances at time of position construction, and is therefore better positioned to withstand difficult market conditions. It also reduces the impact of negative mark-to-market on the Fund’s short-term performance. The VIX climbed to the high 20s in January, a month-over-month increase of just 26%. In contrast, the VIX surged 134% in August 2015 from its beginning base, resulting in much choppier daily and monthly performance.

Following a short-lived recovery at the end of January, the S&P 500 Index again plummeted in February 2016, ultimately bottoming out on February 11 with the VIX as high as 28. The Fund profited from lucrative in-the-money covered call positions that had been constructed in a higher VIX environment, as is typical. Class A shares of the Fund gained 0.33% net of fees for the month, even as the S&P 500 Index was down again with a return of -0.13%.

From there, a powerful equity reversal took hold, with the S&P 500 Index rising 13% in just a few weeks, on its way to a 6.8% return for March 2016. The V-shaped recovery caused a rapid decline in the VIX, finishing the quarter back in the low-teens. The Fund continued to realize gains as its option positions cycled through their expirations. The Fund returned 0.59% in March 2016.

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AllianzGI Structured Return Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI Structured Return Fund Class A	1.55%	1.82%	4.15%
AllianzGI Structured Return Fund Class A (adjusted)	–4.03%	–3.78%	2.40%
AllianzGI Structured Return Fund Class C	1.23%	1.10%	3.38%
AllianzGI Structured Return Fund Class C (adjusted)	0.24%	0.11%	3.38%
AllianzGI Structured Return Fund Class P	1.72%	1.98%	4.32%
AllianzGI Structured Return Fund Institutional Class	1.72%	2.05%	4.41%
BofA Merrill Lynch 3-Month US Treasury Bill Index	0.10%	0.12%	0.07%
Lipper Absolute Return Funds Average	–0.17%	–4.01%	1.49%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.58% for Class A shares, 2.09% for Class C shares, 1.16% for Class P shares and 1.22% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.24% for Class A shares, 1.99% for Class C shares, 1.09% for Class P shares and 0.99% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Cumulative Returns Through March 31, 2016

Asset Allocation (as of March 31, 2016)

Exchange-Traded Funds	94.5%
Cash & Equivalents — Net (including Options Purchased and Written)	5.5%

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AllianzGI Structured Return Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,015.50	$1,012.30	$1,017.20	$1,017.20
Expenses Paid During Period	$5.79	$9.56	$5.04	$4.54

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,019.25	$1,015.50	$1,020.00	$1,020.50
Expenses Paid During Period	$5.81	$9.57	$5.05	$4.55

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.15% for Class A, 1.90% for Class C, 1.00% for Class P and 0.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI U.S. Equity Hedged Fund

For the period of October 1, 2015 through March 31, 2016, as provided by Greg Tournant and Stephen Bond-Nelson, Co-Portfolio Managers.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI U.S. Equity Hedged Fund (the “Fund”) returned -0.19%, underperforming the S&P 500 Index (the “benchmark index”), which returned 8.49%.

Portfolio Overview

The Fund underperformed for the reporting period yet smoothed the extreme moves of the benchmark index. The Fund protected well on the downside but could not keep pace during strong equity market rebounds.

Since its inception in December 2012, the Fund has delivered above-average returns among its Morningstar Long/Short Equity peer group and has reduced equity-market volatility by approximately 40% as measured by the standard deviation of monthly returns of the Fund versus the benchmark index.

The Fund seeks to provide protection against downside equity-market moves while asymmetrically preserving the upside potential of the underlying passive equity portfolio. The Fund pursues this objective by purchasing laddered, long duration equity index put options and selling short duration index calls at varying strike distances. The goal of this duration mismatch is for the short call positions to stay out of the way of rising equity markets while the longer-dated put positions continuously hedge downside risk.

At the start of the reporting period, domestic equities surged, with the benchmark index gaining 8.44% in October 2015. Although the Fund was unable to keep pace with the benchmark Index’s rapid ascent, the Fund gained 3.42% for the month. The short calls in the Fund, written about 3% away from benchmark index levels at inception, curtailed the underlying equity’s upside.

Equity markets calmed in November 2015 as investors anticipated the Fed rate hike in December. The benchmark index rose 0.30% and equity market volatility subdued. The Fund outperformed for the month with a gain of 0.43%, as per the Fund’s standard deviation.

Unease returned to equity markets in December 2015, as investors weighed the impact of the Fed’s decision on December 16 to raise interest rates and oil price instability roiled markets. The benchmark index fluctuated as much as 1% to 2% a day for a stretch, ultimately declining 1.58% for the month. The VIX, meanwhile briefly climbed to the mid-20s, but ultimately finished the month at 18. The decline in the VIX negatively impacted the value of the Fund’s hedging positions, causing the Class A shares of the Fund to finish the month down 2.36%.

At the start of the first quarter of 2016, the broad US equity market underwent a significant correction. Beginning in late December 2015, the benchmark index fell 10.5% in 14 trading days. During the move, our long puts helped cushion the Fund against equity losses. With the benchmark index returning -4.96% for the month, Class A shares of the Fund returned -3.61%.

The benchmark index again fell in early February 2016, ultimately bottoming on February 11. The laddered long put positions once again helped soften the underlying equity portfolio decline. In the first 11 calendar days of the month, the Fund was down just 2.50%, less than half of the corresponding benchmark index decline for the same period.

From there, however, a powerful equity reversal took hold, with the benchmark index rising 13% in just a few weeks, on its way to a 6.78% return for March 2016. This V-shaped bear market rally was too rapid for our short call positions. For the month of March, the Fund gained 2.24%, but the short calls, which had been written about 3% to 5% away from benchmark index levels at inception with a duration of one month, truncated the Fund’s upside participation.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	Since Inception†
AllianzGI U.S. Equity Hedged Fund Class A	–0.19%	–5.07%	5.29%
AllianzGI U.S. Equity Hedged Fund Class A (adjusted)	–5.68%	–10.29%	3.51%
AllianzGI U.S. Equity Hedged Fund Class C	–0.56%	–5.75%	4.54%
AllianzGI U.S. Equity Hedged Fund Class C (adjusted)	–1.53%	–6.65%	4.54%
AllianzGI U.S. Equity Hedged Fund Class P	–0.14%	–5.04%	5.44%
AllianzGI U.S. Equity Hedged Fund Institutional Class	–0.05%	–4.80%	5.58%
S&P 500 Index	8.49%	1.78%	14.49%
Lipper Alternative Long/Short Equity Funds Average	0.25%	–4.38%	4.59%

† The Fund began operations on 12/3/12. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 11/30/12.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 2.38% for Class A shares, 3.00% for Class C shares, 1.98% for Class P shares and 2.05% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.25% for Class A shares, 2.00% for Class C shares, 1.10% for Class P shares and 1.00% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

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AllianzGI U.S. Equity Hedged Fund (cont’d)

Cumulative Returns Through March 31, 2016

Asset Allocation (as of March 31, 2016)

Exchange-Traded Funds	83.3%
Cash & Equivalents — Net (including Options Purchased and Written)	16.7%

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$998.10	$994.40	$998.60	$999.50
Expenses Paid During Period	$6.24	$9.97	$5.50	$5.00

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,018.75	$1,015.00	$1,019.50	$1,020.00
Expenses Paid During Period	$6.31	$10.08	$5.55	$5.05

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.25% for Class A, 2.00% for Class C, 1.10% for Class P and 1.00% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366. The expense ratio does not include the expenses of the Underlying Funds, which based upon the allocation of the Fund’s assets among the Underlying Funds are indirectly borne by the shareholders of the Fund.

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Unaudited

AllianzGI U.S. Small-Cap Growth Fund

For the period of October 1, 2015 through March 31, 2016, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI U.S. Small-Cap Growth Fund (the “Fund”) returned -6.63%, underperforming the Russell 2000 Growth Index (the “benchmark index”), which returned -0.57%.

Market Overview

In general, US stocks ended higher and proved resilient given the headwinds the market faced throughout the reporting period including an interest rate hike, monetary policy uncertainty, US recession fears, slumping commodity prices and economic growth concerns in China.

Initially, stocks rallied on fading October rate hike expectations due to a disappointing payroll report. The surge in equities persisted on dovish comments from the ECB and the announcement of new stimulus measures from the PBoC. Stabilizing Chinese economic data and a better than feared start to the third quarter earnings season were also supportive.

The market’s advance slowed in November 2015 and stocks succumbed to selling pressure in December. Sentiment fluctuated over this period as investors grappled with episodes of equity volatility and sharp declines in commodity prices, including the metals, crude oil and natural gas. However, over the quarter, investors grew more comfortable with the prospect of a rate hike and embraced the move in December—the first in nearly ten years. The Fed’s emphasis on data dependency and gradualism and a rebound in energy prices helped to ease investor angst into year end.

The first quarter of 2016 was a tale of two halves with US stocks plummeting at the year’s onset before rebounding sharply to end the period mixed. The strength of the advance was notable and propelled select US indices to a positive close on a year-to-date basis. Focused on Chinese economic growth, recession fears in the US and slumping energy prices, investors initially sought safety and fled risk assets. In the second half of the quarter, stocks staged a remarkable recovery as angst around the abovementioned concerns faded. The bifurcated performance of equities correlated closely with the price of crude oil, which also bottomed mid-quarter. Concurrent with the market’s upturn, sentiment rebounded higher and volatility sunk to levels matching the lows recorded in October 2015. Dovish comments from Fed Chair Janet Yellen, a downwardly revised interest rate hike trajectory and a more substantial than expected policy response from the ECB also supported the market’s surge. Lastly, fourth quarter earnings were generally better than estimated, but the tone of guidance was cautious.

Against this backdrop, the Russell 2000 Index underperformed the Russell 1000 Index. Within the small-cap universe, growth stocks lagged value stocks due to weakness in health care and technology. Within the benchmark index, sector performance was mixed. Telecom services, industrials and materials were among the strongest-performing sectors. In contrast, health care, pressured by weakness in biotechnology and pharmaceutical stocks, was among the worst-performing sectors. The energy and consumer discretionary sectors also underperformed.

Portfolio Review

The Fund underperformed its benchmark index over the reporting period. From an attribution perspective, both security selection and asset weight effects weighed on relative performance. For example, stock picking was positive in the consumer staples, materials and energy sectors, but the total impact was negligible. Conversely, security selection in information technology, financials and industrials had the greatest negative influence. Separately, an overweight in energy was also a detractor.

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AllianzGI U.S. Small-Cap Growth Fund (cont’d)

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	10 Year	Since Inception†
AllianzGI U.S. Small-Cap Growth Fund Class A	–6.63%	–19.99%	3.23%	4.03%	6.60%
AllianzGI U.S. Small-Cap Growth Fund Class A (adjusted)	–11.77%	–24.39%	2.07%	3.44%	6.33%
AllianzGI U.S. Small-Cap Growth Fund Class C	–7.01%	–20.66%	2.46%	3.25%	5.80%
AllianzGI U.S. Small-Cap Growth Fund Class C (adjusted)	–7.86%	–21.38%	2.46%	3.25%	5.80%
AllianzGI U.S. Small-Cap Growth Fund Class R	–6.78%	–20.21%	3.01%	3.78%	6.34%
AllianzGI U.S. Small-Cap Growth Fund Class P	–6.54%	–19.86%	3.46%	4.27%	6.86%
AllianzGI U.S. Small-Cap Growth Fund Institutional Class	–6.51%	–19.82%	3.55%	4.37%	6.96%
Russell 2000 Growth Index	–0.57%	–11.84%	7.70%	6.00%	6.64%
Lipper Small-Cap Growth Funds Average	–2.10%	–12.11%	6.39%	5.25%	8.41%

† The Fund began operations on 10/1/93. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 9/30/93.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares and the contingent deferred sales charge (CDSC) of 1% on Class C shares, which may apply to shares redeemed during the first year of ownership. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s gross expense ratios are 1.75% for Class A shares, 2.59% for Class C shares, 2.03% for Class R shares, 1.55% for Class P shares and 1.53% for Institutional Class shares. These ratios do not include an expense reduction, contractually guaranteed through at least 1/31/17. The Fund’s expense ratios net of this reduction are 1.40% for Class A shares, 2.20% for Class C shares, 1.65% for Class R shares, 1.25% for Class P shares and 1.16% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

Cumulative Returns Through March 31, 2016

Industry Allocation (as of March 31, 2016)

Hotels, Restaurants & Leisure	10.3%
Software	9.6%
Construction & Engineering	6.1%
Health Care Equipment & Supplies	5.2%
Household Durables	5.0%
Building Products	4.8%
Banks	4.7%
Health Care Providers & Services	4.5%
Other	45.5%
Cash & Equivalents — Net	4.3%

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AllianzGI U.S. Small-Cap Growth Fund (cont’d)

Shareholder Expense Example	Actual Performance
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$933.70	$929.90	$932.20	$934.60	$934.90
Expenses Paid During Period	$6.77	$10.61	$7.97	$6.05	$5.61

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class C	Class R	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,018.00	$1,014.00	$1,016.75	$1,018.75	$1,019.20
Expenses Paid During Period	$7.06	$11.08	$8.32	$6.31	$5.86

For each class of the Fund, expenses (net of fee waiver and reimbursement, if any) are equal to the annualized expense ratio for the class (1.40% for Class A, 2.20% for Class C, 1.65% for Class R, 1.25% for Class P and 1.16% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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AllianzGI Ultra Micro Cap Fund

For the period of October 1, 2015 through March 31, 2016, as provided by John McCraw, Portfolio Manager.

Fund Insights

For the six-month period ended March 31, 2016, Class A shares at NAV of the AllianzGI Ultra Micro Cap Fund (the “Fund”) returned -6.32%, underperforming the Russell Microcap Growth Index (the “benchmark index”), which returned -4.50%.

Market Overview

In general, US stocks ended higher and proved resilient given the headwinds the market faced throughout the reporting period including an interest rate hike, monetary policy uncertainty, US recession fears, slumping commodity prices and economic growth concerns in China.

Initially, stocks rallied on fading October 2015 rate hike expectations due to a disappointing payroll report. The surge in equities persisted on dovish comments from the ECB and the announcement of new stimulus measures from the PBoC. Stabilizing Chinese economic data and a better than feared start to the third quarter earnings season were also supportive.

The market’s advance slowed in November and stocks succumbed to selling pressure in December. Sentiment fluctuated over this period as investors grappled with episodes of equity volatility and sharp declines in commodity prices, including the metals, crude oil and natural gas. However, over the quarter, investors grew more comfortable with the prospect of a rate hike and embraced the move in December—the first in nearly ten years. The Fed’s emphasis on data dependency and gradualism and a rebound in energy prices helped to ease investor angst into year end.

The first quarter of 2016 was a tale of two halves with US stocks plummeting at the year’s onset before rebounding sharply to end the reporting period mixed. The strength of the advance was notable and propelled select US indices to a positive close on a year-to-date basis. Focused on Chinese economic growth, recession fears in the US and slumping energy prices, investors initially sought safety and fled risk assets. In the second half of the quarter, stocks staged a remarkable recovery as angst around the abovementioned concerns faded. The bifurcated performance of equities correlated closely with the price of crude oil, which also bottomed mid-quarter. Concurrent with the market’s upturn, sentiment rebounded higher and volatility sunk to levels matching the lows recorded in October 2015. Dovish comments from Fed Chair Janet Yellen, a downwardly revised interest rate hike trajectory and a more substantial than expected policy response from the ECB also supported the market’s surge. Lastly, fourth-quarter earnings were generally better than estimated, but the tone of guidance was cautious.

Against this backdrop, the Russell Microcap Index trailed the Russell 2000 Index. Within the microcap universe, growth-oriented stocks lagged value-oriented stocks. Specific to the benchmark index, sector performance was mixed. Consumer staples, materials and industrials were the strongest-performing sectors, followed by telecom services. In contrast, the energy sector declined the most, followed by health care, financials and utilities.

Portfolio Review

The Fund underperformed its benchmark index over the reporting period. From an attribution perspective, security selection pressured relative performance whereas allocation effects at the sector level were negligible. For example, stock picking was positive in the consumer staples, materials and telecom services sectors. Conversely, security selection in health care, consumer discretionary and financials had a negative impact. Separately, an underweight in health care and an overweight in consumer discretionary benefited relative performance; however, an underweight in both consumer staples and industrials were offsetting.

Average Annual Total Return for the period ended March 31, 2016

	6 Month*	1 Year	5 Year	Since Inception†
AllianzGI Ultra Micro Cap Fund Class A	–6.32%	–17.98%	7.15%	10.58%
AllianzGI Ultra Micro Cap Fund Class A — Adjusted	–11.47%	–22.49%	5.94%	9.82%
AllianzGI Ultra Micro Cap Fund Class P	–6.22%	–17.76%	7.39%	10.84%
AllianzGI Ultra Micro Cap Fund Institutional Class	–6.17%	–17.80%	7.42%	10.91%
Russell Microcap Growth Index	–4.50%	–16.95%	6.43%	6.36%
Lipper Small-Cap Growth Funds Average	–2.10%	–12.11%	6.39%	6.90%

† The Fund began operations on 1/28/08. Benchmark return comparisons began on the fund inception date. Lipper performance comparisons began on 1/31/08.

* Cumulative return

Performance quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit our website at us.allianzgi.com. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. The adjusted returns take into account the maximum initial sales charge of 5.50% on Class A shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. See pages 112 and 113 for more information. The Fund’s expense ratios are 2.08% for Class A shares, 1.81% for Class P shares and 1.79% for Institutional Class shares. Expense ratio information is as of the Fund’s current prospectus dated February 1, 2016, as supplemented to date.

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AllianzGI Ultra Micro Cap Fund (cont’d)

Cumulative Returns Through March 31, 2016

Industry Allocation (as of March 31, 2016)

Health Care Equipment & Supplies	10.6%
Banks	6.7%
Health Care Providers & Services	6.0%
Biotechnology	5.8%
Semiconductors & Semiconductor Equipment	5.3%
Hotels, Restaurants & Leisure	5.2%
Pharmaceuticals	5.0%
Internet Software & Services	4.7%
Other	50.4%
Cash & Equivalents — Net	0.3%

Shareholder Expense Example	Actual Performance
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$936.80	$937.80	$938.30
Expenses Paid During Period	$10.65	$9.25	$9.21

	Hypothetical Performance
	(5% return before expenses)
	Class A	Class P	Institutional Class
Beginning Account Value (10/1/15)	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/16)	$1,014.00	$1,015.45	$1,015.50
Expenses Paid During Period	$11.08	$9.62	$9.57

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (2.20% for Class A, 1.91% for Class P and 1.90% for Institutional Class), multiplied by the average account value over the period, multiplied by 183/366.

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Important Information

Effective September 30, 2015, the Trust’s fiscal year end changed from November 30th to September 30th.

The inception date on each Fund Summary page is the inception date of the Fund’s oldest share class or classes. The AllianzGI Global Allocation Fund reorganized on May 4, 2009 when its predecessor merged into the Trust. The Global Allocation Fund’s shares were first offered in 9/98. On April 12, 2010, the following funds reorganized when their predecessors merged into series of the Trust (including fund’s inception date): AllianzGI Convertible Fund (4/93), AllianzGI High Yield Bond Fund (7/96), AllianzGI International Small-Cap Fund (12/97), AllianzGI U.S. Small-Cap Growth Fund (10/93), AllianzGI Micro Cap Fund (7/95), AllianzGI Ultra Micro Cap Fund (1/08). For each of the reorganized funds, Institutional Class is the oldest share class, except that for AllianzGI International Small-Cap Fund, the oldest share class of the predecessor fund merged into Class P.

The Target-Date Funds are designed to offer individual investors comprehensive asset allocation strategies tailored to the approximate date when they expect to begin withdrawing assets. The target date included in the Fund’s name does not necessarily represent the specific year an investor will begin withdrawing assets. It is intended only as a general guide. Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experiences losses, including losses near, at or after the target year indicated in the Fund’s name.

Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different operating expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date.

Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”) for shares redeemed in the first year. Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Class R6 shares are offered primarily for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial Intermediary has an agreement with the Distributor or the Investment Manager to utilize Class R6 shares In certain Investment products or programs.

Class D and Class B shares were converted into Class A shares on November 13, 2015 and December 4, 2015, respectively.

The Lipper Averages are calculated by Lipper, Inc. They are based on the total return performance, with distributions reinvested and operating expenses deducted, of funds included by Lipper in the stated category. Lipper does not take into account sales charges.

The Cumulative Returns charts for each Fund assume the initial investment was made on the first day of the Fund’s initial fiscal year. The charts reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the most recent fiscal year. Results assume that all dividends and capital gain distributions were reinvested. They do not take into account the effect of taxes. The benchmark cumulative return began on the last day of the month of the respective Fund’s inception date.

Proxy Voting

The Funds’ Investment Manager and Sub-Advisers have adopted written proxy voting policies and procedures (the “Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by Allianz Funds Multi-Strategy Trust (the “Trust”) as the policies and procedures that the Sub-Advisers will use when voting proxies on behalf of the Funds. Copies of the written Proxy Policy and the factors that the Sub-Advisers may consider in determining how to vote proxies for each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes), on the Allianz Global Investors Distributors website at us.allianzgi.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Form N-Q

The Trust files complete schedules of each Fund’s portfolio holdings with the SEC on Form N-Q for the first and third quarters of each fiscal year, which are available on the SEC’s website at http://www.sec.gov. A copy of the Trust’s Form N-Q is available without charge, upon request, by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, R6, Institutional & Administrative classes). In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The following disclosure provides important information regarding each Fund’s Shareholder Expense Example, which appears on each Fund Summary page in this Semiannual Report. Please refer to this information when reviewing the Shareholder Expense Example for a Fund.

Shareholder Expense Example

Shareholders of a Fund incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment management fees; distribution and/or service (12b-1) fees and other Fund expenses. The Shareholder Expense Example is intended to help shareholders understand ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Shareholder Expense Example is based on an investment of $1,000.00 invested at the beginning of the period, as indicated, and held for the entire period through March 31, 2016.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period”, to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Shareholders may be subject to an annual fee of $15 for any accounts, including fiduciary accounts, with balances that fall below $1,000. This fee is not included in the shareholder expense example. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the Funds and when comparing the expenses of these Funds with other funds.

Credit Ratings

Bond ratings apply to the underlying holdings of a Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by Moody’s Investors Service, Inc. (“Moody’s”) or in the case of AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund, S&P Global Ratings (“S&P”). Previous shareholder reports for AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund displayed bond ratings information provided by Moody’s.

Unless otherwise noted, presentations of credit ratings information in this report use ratings provided by Moody’s because of, among other reasons, the access to background information and other materials provided by Moody’s, as well as the Funds’ considerations of industry practice. With respect to AllianzGI Convertible Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund, presentations of credit ratings information in this report use ratings provided by S&P because of, among other reasons, the applicable portfolio managers’ usage of S&P ratings methodology among other credit quality information in managing the respective portfolios, access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. The Funds also display S&P credit ratings information in materials provided in client presentations.

Bonds not rated by Moody’s or S&P, or bonds that do not have a rating available from Moody’s or S&P are designated as “NR” and “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by Moody’s, S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the applicable Funds, Allianz Global Investors U.S. LLC, the sub-adviser to the applicable Funds, develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

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Benchmark Descriptions

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Prior to November 1, 2006, performance data for the MSCI Indices was calculated gross of dividend tax withholding. Performance data presently shown for the Indices is net of dividend tax withholding. This recalculation results in lower performance for the Indices.

Index	Description
Barclays Global Aggregate Index	The Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the US Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality and maturity.

Barclays Global High Yield Index	The Barclays Global High Yield Index is an unmanaged index considered representative of fixed rate, non-investment grade debt of companies in the US, developed markets and emerging markets.

Barclays US Aggregate Bond Index	The Barclays US Aggregate Bond Index is composed of securities from the Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment grade, fixed rate, taxable bond market.

Barclays US Credit Index	The Barclays US Credit Index is the credit component of the US Government/Credit Index. It includes publicly issued US corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements. To qualify, securities must be rated investment grade (Baa3 or better) by Moody’s.

Barclays US Government Bond Index	The Barclays US Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the US Government or any agency thereof, quasi-federal corporations or corporate debt guaranteed by the US Government.

Barclays US Government Inflation-Linked Bond Index	Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Barclays US TIPS Index	The Barclays US TIPS Index includes all publicly issued, US Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Bloomberg Commodity Index	Bloomberg Commodity Index (BCOM) is calculated on an excess return basis and reflects commodity futures price movements. The index rebalances annually weighted 2/3 by trading volume and 1/3 by world production and weight-caps are applied at the commodity, sector and group level for diversification. Roll period typically occurs from 6th-10th business day based on the roll schedule.

BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index	The BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index is a subset of the BofA Merrill Lynch US Cash Pay High Yield Index, including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of US dollar-denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market.

BofA Merrill Lynch 3-Month US Treasury Bill Index	The BofA Merrill Lynch 3-Month US Treasury Bill Index tracks the performance of the 3-month US Treasury markets.

BofA Merrill Lynch All Convertibles Index	The BofA Merrill Lynch All Convertibles Index is a widely used, unmanaged index that measures the performance of US dollar-denominated convertible securities not currently in bankruptcy with a total market value greater than $50 million at issuance.

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Index	Description
BofA Merrill Lynch High Yield Master II Index	The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of US dollar-denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default.

CBOE Volatility Index (VIX)	The CBOE Volatility Index (VIX) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Custom Real Asset Benchmark	The Custom Real Asset Benchmark represents the performance of a hypothetical index developed by the Adviser. This blended benchmark is comprised of seven underlying indices in the following proportions: 25% Dow Jones UBS Commodity Total Return Index, 25% MSCI World Real Estate Index, 25% Barclays US Government Inflation-Linked Bond Index, 6.25% DAX Global Agribusiness Index, 7.5% MSCI World Energy Index, 6.25% MSCI World Materials Index and 5% MSCI ACWI Industrials (equal-weighted) Index. The Dow Jones UBS Commodity Total Return Index tracks prices of futures contracts on physical commodities on the commodity markets. The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid cap equity REITs across 23 Developed Markets (DM) countries, which generate a majority of their revenue and income from real estate rental and leasing operations. The Barclays US Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market. The DAX Global Agribusiness Index replicates the performance of the largest and most liquid agribusiness companies. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI. The MSCI World Materials Index is a component of the MSCI World Index and represents the materials securities defined by MSCI. The MSCI ACWI Industrials (equal-weighted) Index is a component of the MSCI All Country World Index and represents the industrials securities defined by MSCI calculated equal-weighted. Performance data presently shown for MSCI and DAX Indexes is net of dividend tax withholding. It is not possible to invest directly in the blended benchmark or in the indices from which it is derived.

Dow Jones Sustainability World Total Return Index	The Dow Jones Sustainability World Total Return Index tracks the performance of the top 10% of the 2500 largest companies in the S&P Global Broad Market Index that are the world’s sustainability leaders based on economic, environmental and social criteria.

Dow Jones US Select REIT Index	The Dow Jones US Select REIT Index measures the performance of publicly traded REITs and REIT-like securities.

Institute for Supply Management Manufacturing Index (ISM Index)	The Institute for Supply Management Manufacturing Index (ISM) is an index based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Index monitors employment, production inventories, new orders and supplier deliveries.

JP Morgan Corporate Emerging Markets Broad Diversified Index (CEMBI)	The JP Morgan Corporate Emerging Markets Bond Index (CEMBI) tracks total returns of US dollar-denominated debt instruments issued by corporate entities in emerging market countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an investable universe of corporate bonds. Both indices are also available in Diversified versions.

JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified)	The JP Morgan Emerging Markets Bond Index Global Diversified (EMBI Global Diversified) is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

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Benchmark Descriptions (cont’d)

Index	Description
JP Morgan Government Bond Index-Global Emerging Markets (GBI-EM)	The JP Morgan Government Bond Index-Global Emerging Markets (GBI-EM) is the first comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Variations of the index are available to allow investors to select the most appropriate benchmark for their objectives.

Morningstar Lifetime Conservative Series: Morningstar Lifetime Conservative 2015, Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Lifetime Conservative Income	The Morningstar Lifetime Conservative 2015, Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Lifetime Conservative Income Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a US investor’s investment horizon until retirement. The conservative risk profile is for investors who are comfortable with below-average exposure to equity market volatility.

MSCI ACWI ex USA Growth Index	The MSCI ACWI ex USA Growth Index captures large and mid-cap securities exhibiting overall growth style characteristics across developed and emerging markets, excluding the United States.

MSCI ACWI ex USA Index	The MSCI ACWI ex USA Index captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

MSCI All Country World Index (Also known as: MSCI AC World Index and MSCI ACWI)	The MSCI All Country World Index (ACWI) captures large and mid cap representation across Developed Markets and Emerging Markets countries. The index covers approximately 85% of the global investable equity opportunity set.

MSCI China Index	The MSCI China Index captures large and mid cap representation across China H shares, B shares, Red chips and P chips. The index covers about 84% of this China equity universe.

MSCI EAFE Index	The MSCI EAFE Index is an equity index which captures large and mid cap representation across the Developed Markets countries around the world, excluding the US and Canada. The index is comprehensive, covering approximately 85% of the free float-adjusted market capitalization in each country.

MSCI EAFE Small Cap Index	The MSCI EAFE Small Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index captures large and mid cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI Emerging Markets Small-Cap Index	The MSCI Emerging Markets Small-Cap Index captures small cap representation across emerging markets countries.

MSCI Europe Total Return (Net) Index	The MSCI Europe Total Return (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe.

116	March 31, 2016 |	Semiannual Report

Index	Description
MSCI World ex USA Small Cap Index	The MSCI World ex USA Small Cap Index captures small cap representation across Developed Markets countries excluding the United States.

MSCI World Index	The MSCI World Index captures large and mid cap representation across Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI World Real Estate Index	The MSCI World Real Estate Index is a free float-adjusted market capitalization index that consists of large and mid-cap equity REITs across 23 Developed Markets (DM) countries*, which generate a majority of their revenue and income from real estate rental and leasing operations. With 103 constituents, it represents about 85% of the REIT universe in each country and all securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®).

Real Return Target Date Index; RR Target 2015 Index; RR Target 2020 Index; RR Target 2025 Index; RR Target 2030 Index; RR Target 2035 Index; RR Target 2040 Index; RR Target 2045 Index; RR Target 2050 Index; RR Target 2040+ Index; RR Target Today Index	Each of the Real Return Target 2015, Real Return Target 2020, Real Return Target 2025, Real Return Target 2030, Real Return Target 2035, Real Return Target 2040, Real Return Target 2045, Real Return Target 2050, Real Return Target 40+ and Real Return Target Today Indices (for purposes of this paragraph, the “New Primary Indices”) is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index. Each of the New Primary Indices is calculated using the methodology of, and is maintained by, S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC). The New Primary Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the New Primary Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Allianz Global Investors GmbH.

Russell 1000 Index	The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest companies in the Russell 3000 Index and represents approximately 90% of the total market capitalization of the Russell 3000 Index. It is highly correlated with the S&P 500 Index.

Russell 2000 Growth Index	The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index	The Russell 2000 Index measures the performance of the small cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index and represents approximately 10% of total market capitalization of that index.

Russell Microcap Growth Index	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Microcap Index	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. It makes up less than 3% of the US equity market.

S&P 500 Index	The Standard & Poor’s 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large cap segment of the US equities market.

Semiannual Report	| March 31, 2016	117

Unaudited

Benchmark Descriptions (cont’d)

Index	Description
S&P Global Water Index	The Standard & Poor’s Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific investability requirements. This index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets.

USD Overnight LIBOR	USD Overnight LIBOR (London Interbank Offered Rate) is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

118	March 31, 2016 |	Semiannual Report

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI Retirement 2015 Fund

	Shares	Value
Mutual Funds—71.4%
AllianzGI Advanced Core Bond (a)	140,188	$2,147,676
AllianzGI Best Styles Emerging Markets Equity (a)(c)	9,177	118,939
AllianzGI Best Styles International Equity (a)(c)	115,799	1,604,969
AllianzGI Best Styles U.S. Equity (a)(c)	181,485	2,687,790
AllianzGI Emerging Markets Consumer (a)(b)	37,985	462,277
AllianzGI Global Natural Resources (a)(b)	20,937	292,484
AllianzGI High Yield Bond (a)(b)	195,045	1,618,875
AllianzGI Short Duration High Income (a)(b)	230,905	3,364,283
AllianzGI Structured Return (a)(b)	51,755	803,234
Harvest Funds Intermediate Bond (b)	54,350	542,956
PIMCO Capital Securities and Financials (a)(b)	70,974	669,991
PIMCO Income (a)(b)	229,292	2,698,769
PIMCO Long-Term Credit (a)(b)	189,487	2,160,148

Total Mutual Funds (cost—$19,402,381)		19,172,391

Exchange-Traded Funds—26.7%
PIMCO 15+ Year U.S. TIPS Index (a)	8,103	539,741
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	4,471	555,253
PIMCO Broad U.S. TIPS Index (a)	83,296	4,832,576
Schwab U.S. REIT	16,245	672,543
Schwab U.S. Small-Cap	5,343	278,050
SPDR S&P 600 Small Cap Value	2,893	282,241

Total Exchange-Traded Funds (cost—$6,976,971)		7,160,404

	Principal Amount (000s)
Repurchase Agreements—1.0%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $273,000; collateralized by Fannie Mae, 1.375%, due 2/26/21, valued at $280,350 including accrued interest
(cost—$273,000)	$273	273,000

Total Investments (cost—$26,652,352)—99.1%		26,605,795

Other assets less liabilities—0.9%		233,310

Net Assets—100.0%		$26,839,105

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2020 Fund

	Shares	Value
Mutual Funds—74.4%
AllianzGI Advanced Core Bond (a)	269,721	$4,132,122
AllianzGI Best Styles Emerging Markets Equity (a)(c)	43,128	558,942
AllianzGI Best Styles International Equity (a)(c)	280,831	3,892,314
AllianzGI Best Styles U.S. Equity (a)(c)	413,663	6,126,355
AllianzGI Emerging Markets Consumer (a)(b)	75,691	921,162
AllianzGI Focused Growth (a)(b)	15,229	562,085
AllianzGI Global Natural Resources (a)(b)	62,441	872,294
AllianzGI High Yield Bond (a)(b)	398,146	3,304,613
AllianzGI Mid-Cap (a)(b)	162,297	597,253
AllianzGI Short Duration High Income (a)(b)	452,682	6,595,579
AllianzGI Structured Return (a)(b)	104,316	1,618,982
Harvest Funds Intermediate Bond (b)	112,785	1,126,721
PIMCO Capital Securities and Financials (a)(b)	115,317	1,088,589
PIMCO Income (a)(b)	446,407	5,254,213
PIMCO Long-Term Credit (a)(b)	390,131	4,447,491

Total Mutual Funds (cost—$42,024,309)		41,098,715

Exchange-Traded Funds—24.0%
PIMCO 15+ Year U.S. TIPS Index (a)	16,871	1,123,777
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	8,773	1,089,519
PIMCO Broad U.S. TIPS Index (a)	147,226	8,541,596
Schwab U.S. REIT	34,173	1,414,762
Schwab U.S. Small-Cap	10,675	555,527
SPDR S&P 600 Small Cap Value	5,732	559,214

Total Exchange-Traded Funds (cost—$12,949,495)		13,284,395

	Principal Amount (000s)
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $929,001; collateralized by Fannie Mae, 1.375%, due 2/26/21, valued at $951,188 including accrued interest
(cost—$929,000)	$929	929,000

Total Investments (cost—$55,902,804)—100.1%		55,312,110

Liabilities in excess of other assets—(0.1)%		(38,593)

Net Assets—100.0%		$55,273,517

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	119

Schedule of Investments

March 31, 2016 (Unaudited)

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2025 Fund

	Shares	Value
Mutual Funds—76.5%
AllianzGI Advanced Core Bond (a)	195,751	$2,998,899
AllianzGI Best Styles Emerging Markets Equity (a)(c)	46,944	608,391
AllianzGI Best Styles International Equity (a)(c)	434,577	6,023,236
AllianzGI Best Styles U.S. Equity (a)(c)	448,928	6,648,628
AllianzGI Emerging Markets Consumer (a)(b)	107,683	1,310,500
AllianzGI Focused Growth (a)(b)	24,704	911,810
AllianzGI Global Natural Resources (a)(b)	91,941	1,284,421
AllianzGI High Yield Bond (a)(b)	505,697	4,197,289
AllianzGI International Small-Cap (a)(b)	17,684	609,751
AllianzGI Mid-Cap (a)(b)	263,296	968,929
AllianzGI Short Duration High Income (a)(b)	451,757	6,582,098
AllianzGI Structured Return (a)(b)	93,809	1,455,914
Harvest Funds Intermediate Bond (b)	122,824	1,227,009
PIMCO Capital Securities and Financials (a)(b)	124,439	1,174,707
PIMCO Income (a)(b)	434,756	5,117,078
PIMCO Long-Term Credit (a)(b)	424,716	4,841,758

Total Mutual Funds (cost—$47,021,926)		45,960,418

Exchange-Traded Funds—22.0%
PIMCO 15+ Year U.S. TIPS Index (a)	18,203	1,212,502
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	9,466	1,175,582
PIMCO Broad U.S. TIPS Index (a)	124,083	7,198,911
Schwab U.S. REIT	36,871	1,526,459
Schwab U.S. Small-Cap	23,268	1,210,867
SPDR S&P 600 Small Cap Value	9,277	905,064

Total Exchange-Traded Funds (cost—$12,943,879)		13,229,385

	Principal Amount (000s)
Repurchase Agreements—1.7%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $1,035,001; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $1,056,250 including accrued interest
(cost—$1,035,000)	$1,035	1,035,000

Total Investments (cost—$61,000,805)—100.2%		60,224,803

Liabilities in excess of other assets—(0.2)%		(114,659)

Net Assets—100.0%		$60,110,144

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

120	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI Retirement 2030 Fund

	Shares	Value
Mutual Funds—79.3%
AllianzGI Advanced Core Bond (a)	206,159	$3,158,357
AllianzGI Best Styles Emerging Markets Equity (a)(c)	29,620	383,869
AllianzGI Best Styles International Equity (a)(c)	503,400	6,977,123
AllianzGI Best Styles U.S. Equity (a)(c)	687,648	10,184,070
AllianzGI Emerging Markets Consumer (a)(b)	110,793	1,348,351
AllianzGI Emerging Markets Small-Cap (a)(b)	45,149	641,570
AllianzGI Focused Growth (a)(b)	25,908	956,248
AllianzGI Global Natural Resources (a)(b)	95,428	1,333,125
AllianzGI High Yield Bond (a)(b)	532,629	4,420,817
AllianzGI International Small-Cap (a)(b)	18,461	636,548
AllianzGI Mid-Cap (a)(b)	262,775	967,013
AllianzGI NFJ Mid-Cap Value (a)(b)	37,489	951,854
AllianzGI Short Duration High Income (a)(b)	410,928	5,987,222
AllianzGI Structured Return (a)(b)	97,458	1,512,552
AllianzGI U.S. Small-Cap Growth (a)(b)	75,781	973,786
Harvest Funds Intermediate Bond (b)	95,428	953,329
PIMCO Capital Securities and Financials (a)(b)	96,959	915,295
PIMCO Income (a)(b)	269,446	3,171,376
PIMCO Long-Term Credit (a)(b)	419,255	4,779,507

Total Mutual Funds (cost—$51,279,698)		50,252,012

Exchange-Traded Funds—18.8%
PIMCO 15+ Year U.S. TIPS Index (a)	18,915	1,259,928
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	12,295	1,526,916
PIMCO Broad U.S. TIPS Index (a)	92,564	5,370,276
Schwab U.S. REIT	38,313	1,586,158
Schwab U.S. Small-Cap	24,116	1,254,997
SPDR S&P 600 Small Cap Value	9,640	940,479

Total Exchange-Traded Funds (cost—$11,678,714)		11,938,754

	Principal Amount (000s)	Value
Repurchase Agreements—2.2%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $1,396,001; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $1,425,938 including accrued interest
(cost—$1,396,000)	$1,396	$1,396,000

Total Investments (cost—$64,354,412)—100.3%		63,586,766

Liabilities in excess of other assets—(0.3)%		(164,691)

Net Assets—100.0%		$63,422,075

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2035 Fund

	Shares	Value
Mutual Funds—78.1%
AllianzGI Advanced Core Bond (a)	129,881	$1,989,776
AllianzGI Best Styles Emerging Markets Equity (a)(c)	35,049	454,240
AllianzGI Best Styles International Equity (a)(c)	558,684	7,743,361
AllianzGI Best Styles U.S. Equity (a)(c)	659,984	9,774,358
AllianzGI Emerging Markets Consumer (a)(b)	88,566	1,077,850
AllianzGI Emerging Markets Small-Cap (a)(b)	54,136	769,271
AllianzGI Focused Growth (a)(b)	33,992	1,254,641
AllianzGI Global Natural Resources (a)(b)	92,903	1,297,860
AllianzGI High Yield Bond (a)(b)	419,447	3,481,408
AllianzGI International Small-Cap (a)(b)	14,538	501,284
AllianzGI Mid-Cap (a)(b)	344,784	1,268,807
AllianzGI NFJ Mid-Cap Value (a)(b)	29,524	749,611
AllianzGI Short Duration High Income (a)(b)	170,320	2,481,563
AllianzGI Structured Return (a)(b)	61,597	955,983
AllianzGI U.S. Small-Cap Growth (a)(b)	59,678	766,857
Harvest Funds Intermediate Bond (b)	50,509	504,588
PIMCO Capital Securities and Financials (a)(b)	50,887	480,369
PIMCO Income (a)(b)	84,869	998,911
PIMCO Long-Term Credit (a)(b)	220,177	2,510,020

Total Mutual Funds (cost—$40,076,548)		39,060,758

Exchange-Traded Funds—16.9%
PIMCO 15+ Year U.S. TIPS Index (a)	14,880	991,157
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	3,869	480,491
PIMCO Broad U.S. TIPS Index (a)	68,609	3,980,481
Schwab U.S. REIT	30,141	1,247,837
Schwab U.S. Small-Cap	18,992	988,344
SPDR S&P 600 Small Cap Value	7,584	739,895

Total Exchange-Traded Funds (cost—$8,239,783)		8,428,205

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	121

Schedule of Investments

March 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—4.8%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $2,399,002; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $2,450,500 including accrued interest
(cost—$2,399,000)	$2,399	$2,399,000

Total Investments (cost—$50,715,331)—99.8%		49,887,963

Other assets less liabilities (d)—0.2%		85,060

Net Assets—100.0%		$49,973,023

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2040 Fund

	Shares	Value
Mutual Funds—78.4%
AllianzGI Advanced Core Bond (a)	54,553	$835,751
AllianzGI Best Styles Emerging Markets Equity (a)(c)	29,420	381,284
AllianzGI Best Styles International Equity (a)(c)	605,416	8,391,064
AllianzGI Best Styles U.S. Equity (a)(c)	653,864	9,683,723
AllianzGI Emerging Markets Consumer (a)(b)	75,718	921,493
AllianzGI Emerging Markets Small-Cap (a)(b)	59,025	838,742
AllianzGI Focused Growth (a)(b)	39,993	1,476,152
AllianzGI Global Natural Resources (a)(b)	75,910	1,060,459
AllianzGI High Yield Bond (a)(b)	352,384	2,924,790
AllianzGI International Small-Cap (a)(b)	18,318	631,591
AllianzGI Mid-Cap (a)(b)	347,352	1,278,255
AllianzGI NFJ Mid-Cap Value (a)(b)	33,067	839,569
AllianzGI U.S. Small-Cap Growth (a)(b)	83,526	1,073,315
Harvest Funds Intermediate Bond (b)	41,856	418,146
PIMCO Capital Securities and Financials (a)(b)	42,084	397,276
PIMCO Long-Term Credit (a)(b)	166,354	1,896,441

Total Mutual Funds (cost—$33,981,806)		33,048,051

Exchange-Traded Funds—16.1%
PIMCO 15+ Year U.S. TIPS Index (a)	12,306	819,703
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	2,239	278,061
PIMCO Broad U.S. TIPS Index (a)	41,789	2,424,468
Schwab U.S. REIT	24,928	1,032,019
Schwab U.S. Small-Cap	23,422	1,218,881
SPDR S&P 600 Small Cap Value	10,453	1,019,795

Total Exchange-Traded Funds (cost—$6,676,921)		6,792,927

	Principal Amount (000s)
Repurchase Agreements—5.0%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $2,101,002; collateralized by Fannie Mae, 1.375%, due 2/26/21, valued at $2,147,681 including accrued interest
(cost—$2,101,000)	$2,101	2,101,000

Total Investments (cost—$42,759,727)—99.5%		41,941,978

Other assets less liabilities (d)—0.5%		221,859

Net Assets—100.0%		$42,163,837

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

122	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI Retirement 2045 Fund

	Shares	Value
Mutual Funds—83.4%
AllianzGI Best Styles Emerging Markets Equity (a)(c)	40,915	$530,265
AllianzGI Best Styles International Equity (a)(c)	378,418	5,244,879
AllianzGI Best Styles U.S. Equity (a)(c)	423,144	6,266,758
AllianzGI Emerging Markets Consumer (a)(b)	55,972	681,174
AllianzGI Emerging Markets Small-Cap (a)(b)	33,462	475,494
AllianzGI Focused Growth (a)(b)	27,206	1,004,155
AllianzGI Global Natural Resources (a)(b)	42,482	593,471
AllianzGI High Yield Bond (a)(b)	210,037	1,743,310
AllianzGI International Small-Cap (a)(b)	14,538	501,283
AllianzGI Mid-Cap (a)(b)	275,662	1,014,438
AllianzGI NFJ Mid-Cap Value (a)(b)	34,450	874,681
AllianzGI U.S. Small-Cap Growth (a)(b)	49,712	638,800
Harvest Funds Intermediate Bond (b)	11,593	115,812
PIMCO Long-Term Credit (a)(b)	110,002	1,254,028

Total Mutual Funds (cost—$21,376,716)		20,938,548

Exchange-Traded Funds—10.7%
PIMCO 15+ Year U.S. TIPS Index (a)	8,781	584,903
PIMCO Broad U.S. TIPS Index (a)	4,290	248,893
Schwab U.S. REIT	14,230	589,122
Schwab U.S. Small-Cap	12,984	675,687
SPDR S&P 600 Small Cap Value	5,968	582,238

Total Exchange-Traded Funds (cost—$2,646,883)		2,680,843

	Principal Amount (000s)
Repurchase Agreements—5.1%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $1,292,001; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $1,320,313 including accrued interest
(cost—$1,292,000)	$1,292	1,292,000

Total Investments (cost—$25,315,599)—99.2%		24,911,391

Other assets less liabilities (d)—0.8%		201,652

Net Assets—100.0%		$25,113,043

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2050 Fund

	Shares	Value
Mutual Funds—83.4%
AllianzGI Best Styles Emerging Markets Equity (a)(c)	35,743	$463,223
AllianzGI Best Styles International Equity (a)(c)	330,741	4,584,064
AllianzGI Best Styles U.S. Equity (a)(c)	369,782	5,476,471
AllianzGI Emerging Markets Consumer (a)(b)	50,920	619,692
AllianzGI Emerging Markets Small-Cap (a)(b)	30,427	432,370
AllianzGI Focused Growth (a)(b)	23,781	877,741
AllianzGI Global Natural Resources (a)(b)	38,755	541,414
AllianzGI High Yield Bond (a)(b)	196,447	1,630,513
AllianzGI International Small-Cap (a)(b)	12,707	438,149
AllianzGI Mid-Cap (a)(b)	240,973	886,779
AllianzGI NFJ Mid-Cap Value (a)(b)	34,410	873,674
AllianzGI U.S. Small-Cap Growth (a)(b)	52,141	670,018
Harvest Funds Intermediate Bond (b)	10,566	105,559
PIMCO Long-Term Credit (a)(b)	67,288	767,083

Total Mutual Funds (cost—$18,872,336)		18,366,750

Exchange-Traded Funds—11.1%
PIMCO 15+ Year U.S. TIPS Index (a)	9,567	637,258
Schwab U.S. REIT	12,919	534,847
Schwab U.S. Small-Cap	12,223	636,085
SPDR S&P 600 Small Cap Value	6,501	634,237

Total Exchange-Traded Funds (cost—$2,410,581)		2,442,427

	Principal Amount (000s)
Repurchase Agreements—4.6%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $1,019,001; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $1,040,406 including accrued interest
(cost—$1,019,000)	$1,019	1,019,000

Total Investments (cost—$22,301,917)—99.1%		21,828,177

Other assets less liabilities (d)—0.9%		198,829

Net Assets—100.0%		$22,027,006

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	123

Schedule of Investments

March 31, 2016 (Unaudited)

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement 2055 Fund

	Shares	Value
Mutual Funds (a)—82.1%
AllianzGI Best Styles Emerging Markets Equity (c)	10,161	$131,689
AllianzGI Best Styles International Equity (c)	94,063	1,303,720
AllianzGI Best Styles U.S. Equity (c)	105,141	1,557,136
AllianzGI Emerging Markets Consumer (b)	14,831	180,497
AllianzGI Emerging Markets Small-Cap (b)	7,120	101,170
AllianzGI Focused Growth (b)	6,761	249,564
AllianzGI Global Natural Resources (b)	10,546	147,328
AllianzGI High Yield Bond (b)	59,597	494,652
AllianzGI International Small-Cap (b)	3,613	124,565
AllianzGI Mid-Cap (b)	68,486	252,029
AllianzGI NFJ Mid-Cap Value (b)	9,784	248,412
AllianzGI U.S. Small-Cap Growth (b)	14,810	190,311
PIMCO Long-Term Credit (b)	13,666	155,793

Total Mutual Funds (cost—$5,151,551)		5,136,866

Exchange-Traded Funds—10.5%
PIMCO 15+ Year U.S. TIPS Index (a)	2,614	174,119
Schwab U.S. REIT	3,248	134,467
Schwab U.S. Small-Cap	3,363	175,010
SPDR S&P 600 Small Cap Value	1,777	173,364

Total Exchange-Traded Funds (cost—$647,167)		656,960

	Principal Amount (000s)
Repurchase Agreements—5.7%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $354,000; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $364,406 including accrued interest
(cost—$354,000)	$354	354,000

Total Investments (cost—$6,152,718)—98.3%		6,147,826

Other assets less liabilities (d)—1.7%		107,266

Net Assets—100.0%		$6,255,092

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

AllianzGI Retirement Income Fund

	Shares	Value
Mutual Funds—88.7%
AllianzGI Advanced Core Bond (a)	78,398	$1,201,056
AllianzGI Best Styles Emerging Markets Equity (a)(c)	7,825	101,408
AllianzGI Best Styles International Equity (a)(c)	60,663	840,787
AllianzGI Best Styles U.S. Equity (a)(c)	163,513	2,421,621
AllianzGI Emerging Markets Consumer (a)(b)	26,304	320,119
AllianzGI High Yield Bond (a)(b)	173,147	1,437,120
AllianzGI Short Duration High Income (a)(b)	327,574	4,772,758
Harvest Funds Intermediate Bond (b)	43,574	435,308
PIMCO Capital Securities and Financials (a)(b)	85,242	804,689
PIMCO Emerging Markets Bond (a)(b)	124,946	1,211,978
PIMCO Income (a)(b)	346,794	4,081,761
PIMCO Long-Term Credit (a)(b)	321,579	3,666,002

Total Mutual Funds (cost—$21,416,172)		21,294,607

Exchange-Traded Funds—10.1%
iShares Core High Dividend	14,233	1,110,316
iShares International Select Dividend	20,836	604,036
PIMCO 15+ Year U.S. TIPS Index (a)	6,991	465,671
PIMCO 25+ Year Zero Coupon U.S. Treasury Index (a)	1,817	225,653

Total Exchange-Traded Funds (cost—$2,202,271)		2,405,676

	Principal Amount (000s)
Repurchase Agreements—1.4%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $345,000; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $353,844 including accrued interest
(cost—$345,000)	$345	345,000

Total Investments (cost—$23,963,443)—100.2%		24,045,283

Liabilities in excess of other assets—(0.2)%		(43,971)

Net Assets—100.0%		$24,001,312

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

Glossary:

TIPS—Treasury Inflation Protected Securities

124	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI Global Allocation Fund

	Shares	Value
Mutual Funds (a)—86.0%
AllianzGI Advanced Core Bond	8,557,225	$131,096,685
AllianzGI Best Styles Global Equity (c)	16,978,437	258,072,246
AllianzGI Emerging Markets Debt (b)	898,602	12,463,609
AllianzGI Short Duration High Income (b)	854,019	12,443,052
AllianzGI Structured Return (b)	1,170,568	18,167,221

Total Mutual Funds (cost—$425,961,328)		432,242,813

Exchange-Traded Funds—11.7%
iShares MSCI EAFE Minimum Volatility	367,713	24,430,852
iShares MSCI USA Minimum Volatility	562,738	24,721,080
PIMCO Broad U.S. TIPS Index (a)	171,512	9,950,595

Total Exchange-Traded Funds (cost—$56,248,828)		59,102,527

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $1,878,002; collateralized by U.S. Treasury Notes, 1.625%, due 11/30/20, valued at $1,919,531 including accrued interest
(cost—$1,878,000)	$1,878	1,878,000

Total Investments (cost—$484,088,156)—98.1%		493,223,340

Other assets less liabilities (d)—1.9%		9,320,147

Net Assets—100.0%		$502,543,487

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

EAFE—Europe, Australasia and Far East

MSCI—Morgan Stanley Capital International

TIPS—Treasury Inflation Protected Securities

AllianzGI Global Dynamic Allocation Fund

	Shares	Value
Mutual Funds (a)— 67.0%
AllianzGI Advanced Core Bond	66,666	$1,021,318
AllianzGI Best Styles Emerging Markets Equity (c)	69,452	900,102
AllianzGI Best Styles Global Equity (c)	381,569	5,799,847
AllianzGI Best Styles International Equity (c)	246,801	3,420,661
AllianzGI Best Styles U.S. Equity (c)	380,521	5,635,517
AllianzGI Short Duration High Income (b)	65,264	950,890
PIMCO Income (b)	86,969	1,023,621
PIMCO Investment Grade Corporate Bond (b)	191,721	1,945,973
PIMCO Long-Term Credit (b)	42,230	481,425
PIMCO Mortgage Opportunities (b)	99,600	1,089,628
PIMCO Mortgage-Backed Securities (b)	209,338	2,210,610

Total Mutual Funds (cost—$24,911,851)		24,479,592

	Principal Amount (000s)
U.S. Treasury Obligations—9.7%
U.S. Treasury Bonds,
3.125%, 2/15/43	$176	195,068
4.375%, 5/15/41	141	190,521
5.25%, 2/15/29	140	192,369
6.875%, 8/15/25	125	180,601
7.625%, 11/15/22	210	291,748
7.875%, 2/15/21	90	118,195
U.S. Treasury Notes,
0.75%, 2/28/18	192	192,075
1.00%, 9/30/16	190	190,545
1.00%, 6/30/19	258	258,796
1.125%, 3/31/20	300	300,668
1.50%, 2/28/19	220	224,043
1.875%, 10/31/17	218	221,973
2.00%, 5/31/21	274	284,061
2.00%, 2/15/23	266	274,235
2.25%, 7/31/18	180	186,082
3.00%, 2/28/17	246	251,309

Total U.S. Treasury Obligations (cost—$3,502,309)		3,552,289

	Shares
Exchange-Traded Funds—8.2%
iShares JPMorgan USD Emerging Markets Bond	9,857	1,087,720
iShares MSCI EAFE Minimum Volatility	6,019	399,902
iShares MSCI Emerging Markets Minimum Volatility	3,782	194,281
PowerShares Emerging Markets Sovereign Debt	25,673	726,546
ProShares S&P 500 Dividend Aristocrats	11,441	598,593

Total Exchange-Traded Funds (cost—$2,949,648)		3,007,042

	Principal Amount (000s)	Value
U.S. Government Agency Securities—1.0%
Fannie Mae, 1.375%, 11/15/16	$151	$151,815
Freddie Mac, 1.00%, 6/29/17	218	218,710

Total U.S. Government Agency Securities
(cost—$371,647)		370,525

Repurchase Agreements—15.8%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $5,794,005; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $5,915,000 including accrued interest
(cost—$5,794,000)	5,794	5,794,000

Total Investments (cost—$37,529,455)—101.7%		37,203,448

Liabilities in excess of other assets (d)—(1.7)%		(623,311)

Net Assets—100.0%		$36,580,137

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

(c) Class R6 share.

(d) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

EAFE—Europe and Australasia, Far East

MSCI—Morgan Stanley Capital International

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	125

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI Global Megatrends Fund

	Shares	Value
Mutual Funds (a)(b)—98.7%
AllianzGI Emerging Markets Consumer	46,554	$566,567
AllianzGI Global Natural Resources	39,563	552,692
AllianzGI Global Water	43,031	565,000
AllianzGI Health Sciences	22,122	578,482
AllianzGI Technology	10,894	573,047

Total Investments (cost—$3,212,181)—98.7%		2,835,788

Other assets less liabilities—1.3%		36,351

Net Assets—100.0%		$2,872,139

Notes to Schedule of Investments:

(a) Affiliated fund.

(b) Institutional Class share.

AllianzGI Best Styles Emerging Markets Equity Fund

	Shares	Value
Common Stock—76.9%
Argentina—0.2%
Banco Macro S.A. ADR	302	$19,470

Brazil—3.8%
Banco do Brasil S.A.	1,300	7,148
Banco Santander Brasil S.A. UNIT	4,400	20,742
BM&FBovespa S.A.	8,900	38,069
Cia Paranaense de Energia, Class P ADR	693	5,488
Cosan Ltd., Class A	1,062	5,225
JBS S.A.	26,000	79,179
Kroton Educacional S.A.	3,000	9,578
Marfrig Global Foods S.A. (e)	8,600	15,523
MRV Engenharia e Participacoes S.A.	16,100	53,015
Multiplus S.A.	1,200	10,933
Petroleo Brasileiro S.A. (e)	25,000	73,909
Sul America S.A. UNIT	8,600	38,388
Transmissora Alianca de Energia Eletrica S.A. UNIT	1,600	8,980

		366,177

Chile—0.6%
Banco Santander Chile ADR	3,050	59,018

China—21.3%
Agricultural Bank of China Ltd., Class H	128,000	46,049
Alibaba Group Holding Ltd. ADR (e)	201	15,885
ANTA Sports Products Ltd.	28,000	61,929
Bank of China Ltd., Class H	149,000	61,860
Bank of Communications Co., Ltd., Class H	135,000	88,826
Beijing Capital International Airport Co., Ltd., Class H	18,000	19,317
Beijing Capital Land Ltd., Class H	20,000	8,346
China Communications Construction Co., Ltd., Class H	4,000	4,783
China Communications Services Corp. Ltd., Class H	34,000	15,525
China Construction Bank Corp., Class H	77,000	49,391
China Dongxiang Group Co., Ltd.	56,000	11,343
China Everbright Bank Co., Ltd., Class H	111,000	53,531
China High Speed Transmission Equipment Group Co., Ltd. (e)	9,000	7,532
China Merchants Bank Co., Ltd., Class H	36,500	76,815
China Mobile Ltd.	7,500	83,014
China Petroleum & Chemical Corp., Class H	200,000	130,176
China Power International Development Ltd.	59,000	30,714
China Southern Airlines Co., Ltd., Class H	80,000	50,475
China Taiping Insurance Holdings Co., Ltd. (e)	4,600	10,119
China Telecom Corp., Ltd., Class H	108,000	57,178
China Travel International Investment Hong Kong Ltd.	14,000	4,697
Chongqing Rural Commercial Bank Co., Ltd., Class H	127,000	67,231

	Shares	Value
Guangzhou R&F Properties Co., Ltd., Class H	14,000	$19,989
Hua Hong Semiconductor Ltd. (a)(e)	9,000	9,003
Huadian Power International Corp., Ltd., Class H	8,000	5,073
Huaneng Power International, Inc., Class H	26,000	23,245
Industrial & Commercial Bank of China Ltd., Class H	306,000	171,808
Ju Teng International Holdings Ltd.	22,000	11,352
KWG Property Holding Ltd.	26,500	17,399
Longfor Properties Co., Ltd.	15,500	22,011
Nexteer Automotive Group Ltd.	22,000	22,755
Ping An Insurance Group Co. of China Ltd., Class H	24,000	115,326
Qingdao Port International Co., Ltd., Class H (a)	11,000	5,124
Shenzhen Expressway Co., Ltd., Class H	46,000	40,452
Sichuan Expressway Co., Ltd., Class H	34,000	11,278
Sinopec Shanghai Petrochemical Co., Ltd., Class H (e)	74,000	37,563
Sinopharm Group Co., Ltd., Class H	21,200	95,261
Skyworth Digital Holdings Ltd.	20,000	12,399
TCL Communication Technology Holdings Ltd.	6,000	3,949
Tencent Holdings Ltd.	15,800	323,225
Wasion Group Holdings Ltd.	20,000	10,542
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	29,800	42,821
Zhejiang Expressway Co., Ltd., Class H	68,000	72,620

		2,027,931

Colombia—0.2%
Corp. Financiera Colombiana S.A.	1,324	16,874

Hong Kong—1.0%
Cheung Kong Property Holdings Ltd.	2,868	18,464
China Metal Resources Utilization Ltd. (a)	20,000	6,754
Dah Sing Banking Group Ltd.	2,800	4,931
Global Brands Group Holding Ltd. (e)	62,000	7,511
Kerry Properties Ltd.	15,000	41,377
Mason Financial Holdings Ltd. (e)	60,000	2,479
Truly International Holdings Ltd.	58,000	16,881

		98,397

Hungary—1.1%
Magyar Telekom Telecommunications PLC (e)	11,568	19,119
MOL Hungarian Oil & Gas PLC	496	29,814
OTP Bank PLC	867	21,751
Richter Gedeon Nyrt	1,772	35,300

		105,984

India—0.7%
Axis Bank Ltd. GDR	812	27,533
Reliance Industries Ltd. GDR (a)	286	8,766

126	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Vedanta Ltd. ADR	1,761	$9,686
WNS Holdings Ltd. ADR (e)	683	20,927

		66,912

Indonesia—1.4%
Bank Negara Indonesia Persero Tbk PT	41,000	16,073
Telekomunikasi Indonesia Persero Tbk PT	470,300	118,546

		134,619

Israel—0.1%
Mizrahi Tefahot Bank Ltd.	644	7,555

Korea (Republic of)—13.9%
BGF retail Co., Ltd.	460	65,970
CJ E&M Corp.	533	29,758
Dongbu Insurance Co., Ltd.	715	47,553
Dongwon F&B Co., Ltd.	36	10,519
Halla Holdings Corp.	352	16,619
Hanil Cement Co., Ltd.	205	16,666
Hansae Co., Ltd.	266	13,188
Hanwha General Insurance Co., Ltd. (e)	1,123	8,305
Hyosung Corp.	879	110,630
Hyundai Marine & Fire Insurance Co., Ltd.	265	7,697
Hyundai Motor Co.	266	35,499
Hyundai Securities Co., Ltd.	3,840	23,077
Kia Motors Corp.	1,212	51,196
KISWIRE Ltd.	159	6,180
Korea Electric Power Corp.	2,514	131,697
Korea Petro Chemical Ind Co., Ltd. (e)	542	121,684
LG Life Sciences Ltd. (d)(e)	955	56,166
Lotte Chemical Corp.	32	9,570
Meritz Securities Co., Ltd.	5,355	16,708
Osstem Implant Co., Ltd. (e)	63	4,337
S&T Motiv Co., Ltd. (e)	330	19,957
S-Oil Corp.	174	14,920
Samsung Electronics Co., Ltd.	204	234,112
Samsung Electronics Co., Ltd. GDR	230	130,827
Shinsegae Co., Ltd.	300	53,296
SK Innovation Co., Ltd.	562	84,702
Ssangyong Cement Industrial Co., Ltd. (e)	304	5,155

		1,325,988

Malaysia—2.4%
Berjaya Auto Bhd.	45,640	25,385
Hong Leong Financial Group Bhd.	10,600	42,158
MISC Bhd.	5,800	13,231
Sunway Bhd.	13,800	11,107
Tenaga Nasional Bhd.	33,500	119,681
Top Glove Corp. Bhd.	13,200	16,982
YTL Power International Bhd.	13,400	5,084

		233,628

Mexico—3.4%
America Movil S.A.B. de C.V., Ser. L	22,900	17,814
El Puerto de Liverpool S.A.B. de C.V.	2,300	27,175
Gentera S.A.B. de C.V.	10,600	20,921
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. ADR (e)	107	4,878
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	125	11,089
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	500	4,451

	Shares	Value
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	541	$81,242
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	2,860	43,063
Grupo Lala S.A.B. de C.V.	10,800	29,355
Industrias Bachoco S.A.B. de C.V. ADR	1,319	67,638
Telesites S.A.B. de C.V. (e)	1,145	646
Vitro S.A.B. de C.V., Ser. A (e)	5,000	16,672

		324,944

Norway—0.1%
BW LPG Ltd. (a)	1,612	9,778

Philippines—1.6%
Ayala Corp.	1,510	24,598
BDO Unibank, Inc.	1,880	4,175
DMCI Holdings, Inc.	90,500	26,340
Globe Telecom, Inc.	405	19,523
Metropolitan Bank & Trust Co.	9,010	16,131
SM Prime Holdings, Inc.	57,800	27,570
Universal Robina Corp.	6,520	30,699

		149,036

Poland—0.5%
AmRest Holdings SE (e)	92	5,153
Asseco Poland S.A.	1,683	27,289
Energa S.A.	1,333	4,676
Polskie Gornictwo Naftowe i Gazownictwo S.A.	9,627	13,705

		50,823

Russian Federation—2.0%
Magnitogorsk Iron & Steel Works OJSC GDR	1,468	6,362
Mobile TeleSystems PJSC ADR	8,000	64,720
PhosAgro OAO GDR	1,028	14,495
Severstal PAO GDR	5,695	60,167
Sistema JSFC GDR	1,995	12,887
United Co. RUSAL PLC	24,000	8,313
X5 Retail Group NV GDR (e)	1,089	23,043

		189,987

Singapore—0.7%
SMRT Corp. Ltd.	4,100	4,592
Wing Tai Holdings Ltd.	18,800	24,524
Yangzijiang Shipbuilding Holdings Ltd.	47,100	34,208

		63,324

South Africa—5.2%
Aeci Ltd.	1,239	7,637
AVI Ltd.	7,619	44,835
Capitec Bank Holdings Ltd.	441	17,074
Famous Brands Ltd.	471	3,729
Investec Ltd.	8,504	63,240
JSE Ltd.	623	6,280
Lewis Group Ltd.	1,320	4,202
Liberty Holdings Ltd.	6,570	64,335
Mondi Ltd.	3,623	69,717
Naspers Ltd., Class N	337	46,978
Pick n Pay Holdings Ltd.	3,500	6,747
Sappi Ltd. (e)	7,484	33,108
Sasol Ltd.	1,646	48,844
SPAR Group Ltd.	3,278	44,184
Telkom S.A. SOC Ltd.	8,364	32,569

		493,479

Taiwan—12.2%
Advanced Semiconductor Engineering, Inc. ADR	5,284	30,911
AU Optronics Corp. ADR	2,173	6,410
Catcher Technology Co., Ltd.	9,000	73,762
China Motor Corp.	24,000	17,208

	Shares	Value
Compeq Manufacturing Co., Ltd.	87,000	$55,645
Coretronic Corp.	5,000	5,108
CTBC Financial Holding Co., Ltd.	192,000	101,388
E.Sun Financial Holding Co., Ltd.	54,000	30,197
Far Eastern New Century Corp.	17,000	13,884
Hon Hai Precision Industry Co., Ltd.	64,100	168,728
Hon Hai Precision Industry Co., Ltd. GDR	1,699	9,080
Mega Financial Holding Co., Ltd.	62,000	44,098
Pegatron Corp.	32,000	74,496
Radiant Opto-Electronics Corp.	19,000	36,824
Silergy Corp.	2,000	27,305
Siliconware Precision Industries Co., Ltd. ADR	4,246	33,841
Taishin Financial Holding Co., Ltd.	41,000	14,448
Taiwan Business Bank (e)	30,000	7,952
Taiwan Semiconductor Manufacturing Co., Ltd.	58,000	289,294
TrueLight Corp.	27,000	81,213
United Microelectronics Corp.	88,000	36,157

		1,157,949

Thailand—1.5%
CP ALL PCL (c)	35,700	46,368
PTT Global Chemical PCL (c)	27,700	47,561
Siam Cement PCL	3,450	45,855

		139,784

Turkey—2.9%
Cimsa Cimento Sanayi VE Ticaret AS	756	4,222
Eregli Demir ve Celik Fabrikalari TAS	22,087	33,250
TAV Havalimanlari Holding AS	10,514	62,748
Tofas Turk Otomobil Fabrikasi AS	1,619	13,133
Tupras Turkiye Petrol Rafinerileri AS (e)	3,619	101,931
Turkiye Is Bankasi	17,008	28,150
Turkiye Vakiflar Bankasi Tao	21,436	35,856

		279,290

United Kingdom—0.1%
888 Holdings PLC	2,512	7,657

United States—0.0%
Net 1 UEPS Technologies, Inc. (e)	341	3,137

Total Common Stock (cost—$7,362,740)		7,331,741

Preferred Stock—4.6%
Brazil—3.6%
Banco Bradesco S.A.	10,020	75,436
Braskem S.A., Class A	2,200	14,323
Centrais Eletricas Brasileiras S.A., Class B	9,000	26,282
Cia Paranaense de Energia	3,900	31,075
Itau Unibanco Holding S.A.	15,390	133,584
Itausa - Investimentos Itau S.A.	3,610	8,203
Petroleo Brasileiro S.A. (e)	23,100	53,644

		342,547

Colombia—0.6%
Banco Davivienda S.A.	6,715	61,499

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	127

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Korea (Republic of)—0.4%
Samsung Electronics Co., Ltd.	34	$32,918

Total Preferred Stock (cost—$487,058)		436,964

	Principal Amount (000s)
Repurchase Agreements—14.4%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $1,373,001; collateralized by Fannie Mae, 1.375%, due 2/26/21, valued at $1,401,750 including accrued interest
(cost—$1,373,000)	$1,373	1,373,000

Total Investments (cost—$9,222,798) (b)—95.9%		9,141,705

Other assets less liabilities (f)—4.1%		387,216

Net Assets—100.0%		$9,528,921

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $6,032,037, representing 63.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $93,929, representing 1.0% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

(e) Non-income producing.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	14.9%
Oil, Gas & Consumable Fuels	6.0%
Technology Hardware, Storage & Peripherals	5.8%
Semiconductors & Semiconductor Equipment	5.7%
Chemicals	3.8%
Transportation Infrastructure	3.7%
Internet Software & Services	3.6%
Electric Utilities	3.4%
Insurance	3.1%
Electronic Equipment, Instruments & Components	3.0%
Food Products	2.9%
Diversified Telecommunication Services	2.6%
Wireless Telecommunication Services	2.1%
Real Estate Management & Development	2.0%
Food & Staples Retailing	2.0%
Metals & Mining	1.4%
Automobiles	1.2%
Capital Markets	1.1%
Paper & Forest Products	1.1%
Health Care Providers & Services	1.0%
Textiles, Apparel & Luxury Goods	1.0%
Pharmaceuticals	1.0%
Media	0.9%
Diversified Financial Services	0.9%
Multi-line Retail	0.8%
Construction Materials	0.8%
Household Durables	0.7%
Auto Components	0.6%
Independent Power Producers & Energy Traders	0.6%
Airlines	0.5%
Electrical Equipment	0.5%
Industrial Conglomerates	0.4%
Machinery	0.4%
Specialty Retail	0.3%
Software	0.3%
IT Services	0.2%
Health Care Equipment & Supplies	0.2%
Hotels, Restaurants & Leisure	0.2%
Consumer Finance	0.2%
Containers & Packaging	0.2%
Marine	0.1%
Diversified Consumer Services	0.1%
Multi-Utilities	0.1%
Construction & Engineering	0.1%
Road & Rail	0.0%
Repurchase Agreements	14.4%
Other assets less liabilities	4.1%

100.0%

AllianzGI Best Styles Global Equity Fund

	Shares	Value
Common Stock—97.0%
Australia—0.7%
Abacus Property Group REIT	42,759	$97,484
Bank of Queensland Ltd.	62,124	576,000
CSR Ltd.	129,771	327,411
Dexus Property Group REIT	116,213	705,718
Event Hospitality and Entertainment Ltd.	30,008	349,999
Harvey Norman Holdings Ltd.	142,113	511,235
Macquarie Group Ltd.	3,657	185,096
Northern Star Resources Ltd.	43,744	114,104
Qantas Airways Ltd. (d)	59,587	185,992
Star Entertainment Group Ltd.	156,452	680,428
Stockland REIT	27,992	91,579
Tassal Group Ltd.	109,846	321,509
Vicinity Centres REIT	60,822	148,651

		4,295,206

Austria—0.2%
OMV AG	20,914	587,229
Voestalpine AG	20,674	689,547

		1,276,776

Belgium—0.4%
Ageas	8,448	334,340
Delhaize Group S.A.	9,413	981,030
Groupe Bruxelles Lambert S.A.	7,967	656,411
Tessenderlo Chemie NV (d)	8,683	329,279

		2,301,060

Bermuda—0.6%
Aspen Insurance Holdings Ltd.	22,612	1,078,592
DHT Holdings, Inc.	10,237	58,965
Endurance Specialty Holdings Ltd.	13,646	891,630
Everest Re Group Ltd.	4,276	844,211
Maiden Holdings Ltd.	46,514	601,891
Tanker Investments Ltd. (d)	6,734	63,823
Teekay Tankers Ltd., Class A	49,207	180,590

		3,719,702

Brazil—0.4%
Banco do Brasil S.A.	33,800	185,843
BM&FBovespa S.A.	144,100	616,372
JBS S.A.	322,000	980,602
MRV Engenharia e Participacoes S.A.	76,900	253,221
Porto Seguro S.A.	32,300	244,699

		2,280,737

Canada—4.3%
Air Canada (d)	40,329	278,227
Artis Real Estate Investment Trust REIT	18,310	180,880
Bank of Montreal	11,783	715,554
BCE, Inc.	21,335	972,334
Canadian Imperial Bank of Commerce	11,547	862,591
Canadian Tire Corp., Ltd., Class A	3,500	364,323
Canam Group, Inc.	5,639	55,706
Canfor Pulp Products, Inc.	18,707	172,702
Celestica, Inc. (d)	27,958	306,973
Cogeco Communications, Inc.	10,276	548,001
Concordia Healthcare Corp.	14,873	380,657
Element Financial Corp.	43,389	467,716

128	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Entertainment One Ltd.	72,356	$157,648
Genworth MI Canada, Inc.	18,860	444,508
George Weston Ltd.	6,643	594,763
Great-West Lifeco, Inc.	58,391	1,606,848
Intertape Polymer Group, Inc.	20,100	288,016
Laurentian Bank of Canada	28,599	1,048,171
Linamar Corp.	25,734	1,238,204
Loblaw Cos., Ltd.	11,353	635,681
Magna International, Inc.	43,081	1,851,944
Martinrea International, Inc.	22,785	179,999
Metro, Inc.	34,200	1,186,566
National Bank of Canada	17,678	578,355
Power Corp. of Canada	37,662	868,800
Power Financial Corp.	25,237	630,949
Royal Bank of Canada	53,835	3,101,808
Stantec, Inc.	14,382	365,433
Sun Life Financial, Inc.	32,965	1,063,510
Toronto-Dominion Bank	59,213	2,555,904
Transcontinental, Inc., Class A	54,824	868,741

		24,571,512

China—3.0%
Air China Ltd., Class H	618,000	437,779
ANTA Sports Products Ltd.	177,000	391,481
Bank of China Ltd., Class H	1,902,000	789,646
Bank of Communications Co., Ltd., Class H	591,000	388,860
China Communications Services Corp. Ltd., Class H	294,000	134,246
China Construction Bank Corp., Class H	1,148,000	736,381
China High Speed Transmission Equipment Group Co., Ltd. (d)	270,000	225,975
China Lumena New Materials Corp. (b)(d)	62,000	1,199
China Merchants Bank Co., Ltd., Class H	287,500	605,049
China Mobile Ltd.	37,000	409,537
China Petroleum & Chemical Corp., Class H	1,968,000	1,280,927
China Power International Development Ltd.	1,929,000	1,004,197
China Railway Construction Corp., Ltd., Class H	334,500	398,262
China Railway Group Ltd., Class H	185,000	140,067
China Southern Airlines Co., Ltd., Class H	2,286,000	1,442,323
Chongqing Rural Commercial Bank Co., Ltd., Class H	227,000	120,170
Evergrande Real Estate Group Ltd.	399,000	307,550
FIH Mobile Ltd.	158,000	70,677
Huadian Power International Corp., Ltd., Class H	1,394,000	884,057
Huaneng Power International, Inc., Class H	584,000	522,121
Ju Teng International Holdings Ltd.	166,000	85,654
KWG Property Holding Ltd.	263,000	172,675
Lee & Man Paper Manufacturing Ltd.	298,000	202,702
NetEase, Inc. ADR	1,491	214,078

	Shares	Value
People’s Insurance Co. Group of China Ltd., Class H	345,000	$146,496
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	42,400	84,275
Shenzhen Expressway Co., Ltd., Class H	300,000	263,815
Sino Biopharmaceutical Ltd.	313,000	234,022
Sinopec Shanghai Petrochemical Co., Ltd., Class H (d)	818,000	415,229
Sinopharm Group Co., Ltd., Class H	378,400	1,700,326
Skyworth Digital Holdings Ltd.	880,000	545,536
TCL Communication Technology Holdings Ltd.	345,000	227,096
Tencent Holdings Ltd.	107,800	2,205,293
Zhejiang Expressway Co., Ltd., Class H	148,000	158,055
ZTE Corp., Class H (b)	41,800	53,884

		16,999,640

Denmark—0.8%
Bakkafrost P/F	43,765	1,693,515
Danske Bank A/S	27,295	770,277
Dfds A/S	7,584	275,693
Pandora A/S	5,981	781,943
Royal Unibrew A/S	18,613	897,580

		4,419,008

Finland—0.6%
Atria Oyj	18,768	186,743
Cramo Oyj	4,300	88,449
Elisa Oyj	15,608	606,077
Metsa Board Oyj	15,032	100,483
Nokia Oyj	58,686	348,139
Oriola-KD Oyj, Class B	24,520	120,813
Stora Enso Oyj, Class R	59,799	534,281
Stora Enso Oyj, Class R	46,383	413,487
UPM-Kymmene Oyj	66,408	1,200,629

		3,599,101

France—3.6%
APERAM S.A.	1,790	68,197
Arkema S.A.	8,363	626,535
Atos S.E.	7,932	644,226
AXA S.A.	39,605	928,685
BNP Paribas S.A.	25,145	1,263,299
Boiron S.A.	1,099	88,927
Cap Gemini S.A.	18,624	1,747,012
Cie Generale des Etablissements Michelin	7,125	727,951
CNP Assurances	38,981	607,036
Ipsen S.A.	4,639	266,011
Orange S.A.	98,620	1,722,192
Peugeot S.A. (d)	20,784	355,573
Plastic Omnium S.A.	6,963	239,141
Renault S.A.	8,846	879,094
Rubis SCA	1,414	113,429
Saft Groupe S.A.	2,243	67,727
Sanofi	28,618	2,300,765
Societe Generale S.A.	18,005	665,320
Teleperformance	6,118	537,364
Thales S.A.	6,849	598,498
Total S.A.	84,865	3,861,468
Valeo S.A.	7,609	1,183,188
Veolia Environnement S.A.	26,215	630,964
Vinci S.A.	8,021	595,351

		20,717,953

Germany—4.0%
Aareal Bank AG	21,203	685,509
Bayer AG	9,890	1,158,912
Bayerische Motoren Werke AG	11,373	1,044,107

	Shares	Value
Bechtle AG (c)	1,874	$193,135
Commerzbank AG (d)	32,216	279,524
Daimler AG	44,489	3,404,859
Deutsche Lufthansa AG (d)	84,874	1,369,816
Deutsche Telekom AG	73,254	1,313,320
Freenet AG (c)	46,191	1,379,589
Fresenius SE & Co. KGaA (c)	16,144	1,176,776
Hannover Rueck SE	22,313	2,593,268
Indus Holding AG	9,646	475,009
Infineon Technologies AG (c)	33,203	470,763
Merck KGaA	14,436	1,200,840
MTU Aero Engines AG	4,937	472,548
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,766	1,576,065
Siemens AG	16,980	1,795,817
Sixt SE	5,787	310,952
Software AG	8,391	327,728
Stada Arzneimittel AG	9,534	377,513
Talanx AG	43,154	1,470,634

		23,076,684

Greece—0.0%
Tsakos Energy Navigation Ltd.	6,133	37,902

Hong Kong—0.3%
BOC Hong Kong Holdings Ltd.	141,000	421,200
Cathay Pacific Airways Ltd.	54,000	93,668
Dah Sing Banking Group Ltd.	56,800	100,034
Dah Sing Financial Holdings Ltd.	50,400	310,146
EVA Precision Industrial Holdings Ltd.	708,000	105,077
HKT Trust & HKT Ltd.	250,000	344,190
Kerry Properties Ltd.	43,500	119,995

		1,494,310

India—0.2%
Infosys Ltd. ADR	18,608	353,924
Tata Motors Ltd. ADR (d)	12,521	363,735
WNS Holdings Ltd. ADR (d)	11,083	339,583

		1,057,242

Indonesia—0.5%
Bank Negara Indonesia Persero Tbk PT	2,961,800	1,161,109
Bumi Serpong Damai Tbk PT	1,880,200	260,035
Indofood Sukses Makmur Tbk PT	699,000	380,823
Telekomunikasi Indonesia Persero Tbk PT	3,777,100	952,071
United Tractors Tbk PT	300,300	346,395

		3,100,433

Ireland—1.0%
AerCap Holdings NV (d)	34,455	1,335,476
Kingspan Group PLC (c)	20,846	553,877
Medtronic PLC	31,859	2,389,425
Smurfit Kappa Group PLC (c)	64,951	1,670,766

		5,949,544

Israel—0.2%
Frutarom Industries Ltd.	3,000	157,315
Teva Pharmaceutical Industries Ltd.	21,036	1,131,397

		1,288,712

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	129

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Italy—0.8%
Assicurazioni Generali SpA	58,588	$867,282
Brembo SpA	4,558	235,652
Enel SpA	326,562	1,447,721
Interpump Group SpA	17,750	259,301
Intesa Sanpaolo SpA	22,554	62,362
Iren SpA	186,753	334,323
Recordati SpA	34,667	867,151
Unipol Gruppo Finanziario SpA	92,300	372,957

		4,446,749

Japan—4.8%
Aida Engineering Ltd.	5,000	43,438
Central Japan Railway Co.	7,300	1,291,014
Concordia Financial Group Ltd. (b)	94,000	429,957
Daiwa House Industry Co., Ltd.	12,400	348,543
Exedy Corp.	6,100	134,759
Fuji Heavy Industries Ltd.	41,600	1,469,031
FUJIFILM Holdings Corp.	12,900	509,902
Haseko Corp.	66,900	622,871
Hitachi Capital Corp.	8,200	178,341
Hitachi Kokusai Electric, Inc.	10,000	120,051
Idemitsu Kosan Co., Ltd.	23,500	419,318
ITOCHU Corp.	62,200	764,365
Japan Airlines Co., Ltd.	31,700	1,162,121
Japan Aviation Electronics Industry Ltd.	41,000	480,250
JTEKT Corp.	4,500	58,394
KDDI Corp.	60,600	1,616,854
Kinden Corp.	25,600	313,786
Matsumotokiyoshi Holdings Co., Ltd.	7,500	392,217
Mitsubishi Chemical Holdings Corp.	205,000	1,070,324
Mitsubishi Gas Chemical Co., Inc.	19,000	102,040
Mitsubishi UFJ Financial Group, Inc.	602,500	2,791,747
Mitsuboshi Belting Co., Ltd.	5,000	40,233
Mizuho Financial Group, Inc.	1,046,300	1,559,282
Nifco, Inc.	2,000	96,040
Nippon Telegraph & Telephone Corp.	43,200	1,866,132
Nissan Motor Co., Ltd.	138,500	1,280,465
Nomura Real Estate Holdings, Inc.	19,500	359,970
Okumura Corp.	161,000	850,164
ORIX Corp.	110,500	1,573,874
Resona Holdings, Inc.	130,000	463,519
Sekisui House Ltd.	76,100	1,283,926
Sojitz Corp.	160,400	329,312
Sompo Japan Nipponkoa Holdings, Inc.	13,500	382,610
Sumitomo Forestry Co., Ltd.	27,300	313,387
Sumitomo Mitsui Financial Group, Inc.	36,000	1,092,876
Sumitomo Mitsui Trust Holdings, Inc.	270,000	790,419
Sumitomo Osaka Cement Co., Ltd.	69,000	271,037
Tamura Corp.	10,000	26,565
Towa Pharmaceutical Co., Ltd.	2,700	110,613
Tsubakimoto Chain Co.	40,000	247,541
West Japan Railway Co.	9,300	574,249

		27,831,537

	Shares	Value
Korea (Republic of)—1.3%
Hanwha Chemical Corp.	21,122	$461,472
Hanwha Life Insurance Co., Ltd.	53,353	312,704
Hyosung Corp.	2,894	364,234
KB Insurance Co., Ltd.	8,723	259,970
Korea Electric Power Corp.	21,930	1,148,812
Korea Gas Corp.	4,024	135,126
Korea Petro Chemical Ind Co., Ltd. (d)	1,016	228,102
LG Corp.	8,562	512,941
LG Display Co., Ltd.	27,627	639,594
Lotte Chemical Corp.	795	237,761
Meritz Securities Co., Ltd.	56,718	176,961
Mirae Asset Securities Co., Ltd.	4,404	90,003
S&T Motiv Co., Ltd. (d)	8,347	504,788
S-Oil Corp.	7,659	656,740
Samsung Electronics Co., Ltd. GDR	2,673	1,520,436
SK Innovation Co., Ltd.	1,013	152,674
SL Corp.	3,276	46,235
Tongyang Life Insurance Co., Ltd.	4,291	44,382

		7,492,935

Malaysia—0.3%
MISC Bhd.	186,100	424,526
Tenaga Nasional Bhd.	358,700	1,281,481
Westports Holdings Bhd.	290,100	306,862

		2,012,869

Mexico—0.6%
Alfa S.A.B. de C.V., Class A	242,100	487,223
Gruma S.A.B. de C.V., Class B	32,177	510,279
Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	1,656	146,904
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B	47,200	420,144
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	1,919	288,176
Grupo Lala S.A.B. de C.V.	157,300	427,548
Grupo Mexico S.A.B. de C.V., Ser. B	116,700	281,531
Industrias Bachoco S.A.B. de C.V. ADR	13,488	691,665

		3,253,470

Netherlands—0.8%
Aegon NV	43,797	240,699
BE Semiconductor Industries NV	8,426	230,230
BinckBank NV	37,369	278,170
Koninklijke Ahold NV	31,505	707,643
NN Group NV	14,095	460,127
Randstad Holding NV	11,234	621,371
Wolters Kluwer NV	48,868	1,947,758

		4,485,998

New Zealand—0.3%
Air New Zealand Ltd.	518,772	1,025,655
New Zealand Refining Co., Ltd.	136,587	292,480
Sky Network Television Ltd.	88,665	304,610

		1,622,745

Norway—1.2%
DNB ASA	147,711	1,744,215
Kongsberg Automotive ASA (d)	647,449	563,360
Marine Harvest ASA (d)	48,847	752,039

	Shares	Value
Orkla ASA	72,169	$652,753
Salmar ASA	7,261	177,899
Seadrill Ltd. (d)	15,611	50,067
SpareBank 1 SMN	104,670	666,705
Storebrand ASA (d)	99,638	388,119
Telenor ASA	40,065	647,813
Veidekke ASA	19,385	263,082
Yara International ASA	34,586	1,298,350

		7,204,402

Philippines—0.1%
Globe Telecom, Inc.	7,525	362,731

Poland—0.1%
Polski Koncern Naftowy Orlen S.A.	19,580	387,317

Russian Federation—0.1%
Magnitogorsk Iron & Steel Works OJSC GDR	12,769	55,418
Sistema JSFC GDR	20,972	135,479
Surgutneftegas OAO ADR	23,410	136,157

		327,054

Singapore—0.5%
AIMS AMP Capital Industrial REIT	168,700	167,092
Broadcom Ltd.	5,193	802,318
DBS Group Holdings Ltd.	87,000	991,102
Ezion Holdings Ltd.	392,300	165,707
Singapore Airlines Ltd.	69,600	589,735

		2,715,954

South Africa—0.3%
Netcare Ltd.	160,663	392,590
Sibanye Gold Ltd. ADR	9,005	136,606
SPAR Group Ltd.	13,820	186,279
Super Group Ltd. (d)	88,045	260,251
Telkom S.A. SOC Ltd.	187,672	730,785

		1,706,511

Spain—0.2%
Endesa S.A.	29,920	573,366
Iberdrola S.A.	60,439	402,339
Repsol S.A.	24,982	280,896

		1,256,601

Sweden—0.7%
Axfood AB	14,905	275,060
Bilia AB	28,126	629,536
BillerudKorsnas AB	6,976	113,879
Holmen AB, Class B	19,171	627,070
Loomis AB, Class B	7,232	204,127
NCC AB, Class B	10,998	400,298
Peab AB	7,414	65,524
Skandinaviska Enskilda Banken AB, Class A	29,609	282,358
Svenska Cellulosa AB SCA, Class B	43,021	1,341,858

		3,939,710

Switzerland—1.2%
Baloise Holding AG	5,356	679,850
Chubb Ltd.	9,725	1,158,734
Georg Fischer AG	950	767,182
Lonza Group AG (d)	5,479	926,177
Novartis AG	15,549	1,124,999
Swiss Life Holding AG (d)	4,213	1,117,994
Swiss Re AG	11,528	1,064,491

		6,839,427

Taiwan—0.8%
Advanced Semiconductor Engineering, Inc.	656,000	759,860
Hon Hai Precision Industry Co., Ltd.	177,760	467,910

130	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Micro-Star International Co., Ltd.	245,000	$377,401
Powertech Technology, Inc.	266,000	602,836
Siliconware Precision Industries Co., Ltd.	189,000	305,255
Taiwan Semiconductor Manufacturing Co., Ltd.	468,000	2,334,305

		4,847,567

Thailand—0.6%
Airports of Thailand PCL (b)	69,500	793,443
Bangkok Bank PCL	147,700	755,032
IRPC PCL (b)	1,103,600	158,182
PTT Global Chemical PCL (b)	285,000	489,341
Siam Cement PCL	63,750	847,322
Thai Oil PCL (b)	89,700	176,269

		3,219,589

Turkey—0.9%
Cimsa Cimento Sanayi VE Ticaret AS	34,732	193,989
Dogus Otomotiv Servis ve Ticaret AS	31,817	142,148
Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	664,956	676,743
Eregli Demir ve Celik Fabrikalari TAS	399,895	602,011
Haci Omer Sabanci Holding AS	191,003	660,858
TAV Havalimanlari Holding AS	17,414	103,927
Tekfen Holding AS	220,416	426,012
Tofas Turk Otomobil Fabrikasi AS	34,154	277,045
Tupras Turkiye Petrol Rafinerileri AS (d)	2,050	57,740
Turk Hava Yollari AO (d)	233,023	644,677
Turkiye Halk Bankasi AS	93,428	347,435
Turkiye Is Bankasi	181,049	299,652
Turkiye Sise ve Cam Fabrikalari AS	149,298	194,029
Turkiye Vakiflar Bankasi Tao	241,023	403,158

		5,029,424

United Kingdom—6.0%
3i Group PLC	77,545	507,047
Ashtead Group PLC	11,352	140,571
Barratt Developments PLC	171,474	1,376,593
Bellway PLC	41,234	1,551,066
Berkeley Group Holdings PLC	27,623	1,273,665
British American Tobacco PLC	36,179	2,115,600
Britvic PLC	36,062	367,526
BT Group PLC	247,891	1,565,221
Dialog Semiconductor PLC (d)	6,493	256,269
Direct Line Insurance Group PLC	64,955	344,534
Domino’s Pizza Group PLC	16,074	232,606
e2v technologies PLC	53,795	166,115
easyJet PLC	39,615	862,213
Galliford Try PLC	78,898	1,623,326
Greggs PLC	20,575	321,026
Halma PLC	40,199	525,444
Inchcape PLC	55,996	580,779
International Consolidated Airlines Group S.A.	133,529	1,058,880
ITV PLC	166,239	574,442

	Shares	Value
JD Sports Fashion PLC	30,902	$500,178
Keller Group PLC	29,513	364,325
Laird PLC	69,254	378,026
Legal & General Group PLC	90,442	304,740
Lookers PLC	122,442	278,317
Micro Focus International PLC	6,156	138,609
Mondi PLC	30,976	592,361
Moneysuper market.com Group PLC	74,175	338,071
National Express Group PLC	95,035	468,348
Noble Corp. PLC	35,394	366,328
Northgate PLC	43,753	253,324
Paragon Group of Cos. PLC	38,336	177,428
Persimmon PLC (d)	49,920	1,491,671
Redrow PLC	61,207	352,973
Rexam PLC	65,548	595,836
Royal Dutch Shell PLC, Class A	34,776	842,750
Royal Dutch Shell PLC, Class B	174,121	4,237,193
Royal Mail PLC	140,084	965,960
RPC Group PLC	51,788	564,106
Shire PLC	13,600	775,672
Stolt-Nielsen Ltd.	14,367	161,812
Taylor Wimpey PLC	578,389	1,576,321
Trinity Mirror PLC	218,754	413,154
WH Smith PLC	43,020	1,120,633
Whitbread PLC	7,218	409,738
WPP PLC	51,698	1,203,296

		34,314,093

United States—54.6%
A Schulman, Inc. (c)	4,762	129,622
AbbVie, Inc.	52,076	2,974,581
Acadia Healthcare Co., Inc. (d)	7,631	420,544
Activision Blizzard, Inc.	86,270	2,919,377
Adeptus Health, Inc., Class A (d)	3,768	209,275
Aetna, Inc.	39,867	4,479,057
AG Mortgage Investment Trust, Inc. REIT	21,943	286,795
Air Lease Corp.	16,196	520,216
Aircastle Ltd.	25,099	558,202
Alaska Air Group, Inc.	34,567	2,835,185
Allstate Corp.	25,839	1,740,773
Ally Financial, Inc. (d)	61,469	1,150,700
Alphabet, Inc., Class A (d)	3,074	2,345,155
Alphabet, Inc., Class C (d)	3,154	2,349,572
Altria Group, Inc.	61,174	3,833,163
Amazon.com, Inc. (d)	2,620	1,555,337
Amdocs Ltd.	25,835	1,560,951
Ameren Corp.	37,947	1,901,145
American Capital Agency Corp. REIT	7,167	133,521
American Eagle Outfitters, Inc.	33,182	553,144
American Electric Power Co., Inc.	48,419	3,215,022
American Financial Group, Inc.	35,660	2,509,394
Ameriprise Financial, Inc.	3,554	334,112
AmerisourceBergen Corp.	19,975	1,728,836
Amgen, Inc.	34,903	5,233,007
Amsurg Corp. (d)	9,534	711,236
Amtrust Financial Services, Inc.	40,935	1,059,398
Analog Devices, Inc.	18,057	1,068,794
Annaly Capital Management, Inc. REIT	21,508	220,672
Anthem, Inc.	34,662	4,817,671
Anworth Mortgage Asset Corp. REIT	29,302	136,547
AO Smith Corp.	2,852	217,636

	Shares	Value
Apollo Commercial Real Estate Finance, Inc. REIT	9,656	$157,393
Apollo Investment Corp.	31,704	175,957
Apollo Residential Mortgage, Inc. REIT	12,526	168,099
Apple, Inc.	114,890	12,521,861
Arrow Electronics, Inc. (d)	5,168	332,871
AT&T, Inc.	197,162	7,722,836
Atlas Air Worldwide Holdings, Inc. (d)	6,642	280,757
Atmos Energy Corp.	9,107	676,286
Atwood Oceanics, Inc.	17,122	157,009
Avista Corp.	18,337	747,783
Avnet, Inc.	11,181	495,318
Bank of America Corp.	88,283	1,193,586
Bank of New York Mellon Corp.	15,728	579,262
Baxter International, Inc.	12,990	533,629
Becton Dickinson and Co.	6,729	1,021,597
Belden, Inc.	4,874	299,166
Benchmark Electronics, Inc. (d)	10,164	234,280
Brocade Communications Systems, Inc.	148,289	1,568,898
Caleres, Inc.	8,579	242,700
Capital One Financial Corp.	12,280	851,127
Cardinal Health, Inc.	9,225	755,989
CareTrust REIT, Inc. REIT	20,206	256,616
Carlisle Cos., Inc.	3,059	304,371
Carnival PLC	9,757	524,086
Carter’s, Inc.	3,220	339,324
Casey’s General Stores, Inc.	4,687	531,131
CDW Corp.	24,794	1,028,951
Celanese Corp., Ser. A	12,196	798,838
Centene Corp. (d)	22,133	1,362,729
CenterPoint Energy, Inc.	28,126	588,396
CF Industries Holdings, Inc.	13,705	429,515
Charles River Laboratories International, Inc. (d)	1,502	114,062
Chemed Corp.	4,749	643,252
Chevron Corp.	20,725	1,977,165
Chimera Investment Corp. REIT	22,354	303,791
Cigna Corp.	30,447	4,178,546
Cirrus Logic, Inc. (d)	12,326	448,790
Cisco Systems, Inc.	151,405	4,310,500
Citigroup, Inc.	87,721	3,662,352
Citrix Systems, Inc. (d)	9,603	754,604
CME Group, Inc.	6,289	604,058
CNA Financial Corp.	9,689	311,792
Columbus McKinnon Corp.	8,501	133,976
Comcast Corp., Class A	72,938	4,455,053
Community Health Systems, Inc. (d)	6,255	115,780
Consolidated Edison, Inc.	28,082	2,151,643
Constellation Brands, Inc., Class A	2,694	407,036
Convergys Corp.	46,762	1,298,581
CR Bard, Inc.	2,923	592,404
Cracker Barrel Old Country Store, Inc.	4,417	674,343
Crane Co.	4,348	234,183
CVS Health Corp.	42,948	4,454,996
Darden Restaurants, Inc.	10,399	689,454
Dean Foods Co.	17,093	296,051
Delek U.S. Holdings, Inc.	2,990	45,568
Delta Air Lines, Inc.	28,361	1,380,613
Deluxe Corp.	15,343	958,784
DineEquity, Inc.	3,442	321,586
Dow Chemical Co.	34,525	1,755,941
DR Horton, Inc.	16,187	489,333
Dr. Pepper Snapple Group, Inc.	17,831	1,594,448
DST Systems, Inc.	2,647	298,502

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	131

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Duke Energy Corp.	7,405	$597,435
E*TRADE Financial Corp. (d)	27,038	662,161
Eastman Chemical Co.	18,069	1,305,124
Edison International	7,575	544,567
Electronic Arts, Inc. (d)	8,157	539,259
EMC Corp.	51,841	1,381,563
Entergy Corp.	13,502	1,070,439
Euronet Worldwide, Inc. (d)	5,147	381,444
Exelon Corp.	65,299	2,341,622
Express, Inc. (d)	21,324	456,547
Exxon Mobil Corp.	31,214	2,609,178
Facebook, Inc., Class A (d)	42,135	4,807,603
Fidelity National Information Services, Inc.	9,243	585,174
First American Financial Corp.	14,119	538,075
First Merchants Corp.	15,552	366,561
FirstEnergy Corp.	47,418	1,705,625
Flextronics International Ltd. (d)	49,581	597,947
Foot Locker, Inc.	39,927	2,575,291
Ford Motor Co.	64,265	867,577
Fulton Financial Corp.	29,826	399,072
GameStop Corp., Class A	10,611	336,687
GATX Corp.	18,297	869,107
General Electric Co.	75,226	2,391,435
General Motors Co.	55,289	1,737,733
Gilead Sciences, Inc.	39,695	3,646,383
Global Payments, Inc.	16,741	1,093,187
Goodyear Tire & Rubber Co.	31,506	1,039,068
Great Plains Energy, Inc.	23,476	757,101
Great Western Bancorp, Inc.	14,951	407,714
Greenbrier Cos., Inc.	4,447	122,915
Group 1 Automotive, Inc.	4,467	262,168
Hanover Insurance Group, Inc.	9,291	838,234
Hartford Financial Services Group, Inc.	19,811	912,891
Hatteras Financial Corp. REIT	25,513	364,836
HCA Holdings, Inc. (d)	15,140	1,181,677
Hill-Rom Holdings, Inc.	12,250	616,175
HollyFrontier Corp.	2,842	100,379
Hologic, Inc. (d)	25,446	877,887
Home BancShares, Inc.	1,400	57,330
Home Depot, Inc.	31,484	4,200,910
Huntington Bancshares, Inc.	104,949	1,001,213
Huntington Ingalls Industries, Inc.	8,367	1,145,777
Huntsman Corp.	29,599	393,667
IDT Corp., Class B	6,274	97,812
II-VI, Inc. (d)	14,690	318,920
Ingredion, Inc.	5,568	594,607
Innospec, Inc.	3,524	152,801
Insperity, Inc.	6,080	314,518
Intel Corp.	39,962	1,292,771
Intercontinental Exchange, Inc.	1,543	362,821
International Paper Co.	9,891	405,927
Invesco Ltd.	19,873	611,492
j2 Global, Inc.	7,549	464,867
Jack in the Box, Inc.	7,364	470,339
JetBlue Airways Corp. (d)	21,387	451,693
Johnson & Johnson	68,024	7,360,197
Jones Lang LaSalle, Inc.	3,966	465,291
JPMorgan Chase & Co.	49,613	2,938,082
Juniper Networks, Inc.	23,183	591,398
KAR Auction Services, Inc.	15,621	595,785
KeyCorp	38,979	430,328
Knoll, Inc.	5,043	109,181
Kohl’s Corp.	12,289	572,790
Korn/Ferry International	19,402	548,883
Kraton Performance Polymers, Inc. (d)	8,940	154,662

	Shares	Value
Kroger Co.	130,215	$4,980,724
Laboratory Corp. of America Holdings (d)	8,448	989,514
Ladder Capital Corp. REIT	6,037	75,161
Lam Research Corp.	36,355	3,002,923
Lear Corp.	14,803	1,645,650
LifePoint Hospitals, Inc. (d)	6,689	463,213
Lincoln National Corp.	31,843	1,248,246
LyondellBasell Industries NV, Class A	17,552	1,502,100
MainSource Financial Group, Inc.	11,063	233,319
Marathon Petroleum Corp.	29,069	1,080,785
Marriott Vacations Worldwide Corp.	6,419	433,282
Masimo Corp. (d)	9,082	379,991
Matson, Inc.	6,963	279,704
McDonald’s Corp.	11,908	1,496,597
McKesson Corp.	5,974	939,411
Mentor Graphics Corp.	25,865	525,835
Mercer International, Inc.	17,401	164,439
MetLife, Inc.	22,854	1,004,205
MFA Financial, Inc. REIT	52,582	360,187
Microsoft Corp.	47,932	2,647,284
MKS Instruments, Inc.	10,249	385,875
Mohawk Industries, Inc. (d)	7,306	1,394,715
Morgan Stanley	51,576	1,289,916
MSCI, Inc.	8,234	609,975
Mylan NV (d)	44,181	2,047,789
Nasdaq, Inc.	9,189	609,966
Natus Medical, Inc. (d)	19,813	761,414
Navigators Group, Inc. (d)	3,149	264,107
New Residential Investment Corp. REIT	41,625	484,099
Nielsen Holdings PLC	11,276	593,794
Northrop Grumman Corp.	8,987	1,778,527
NVIDIA Corp.	17,256	614,831
Omnicell, Inc. (d)	10,048	280,038
On Assignment, Inc. (d)	2,254	83,218
ON Semiconductor Corp. (d)	63,079	604,928
PBF Energy, Inc., Class A	6,373	211,584
Penske Automotive Group, Inc.	12,847	486,901
Pfizer, Inc.	57,682	1,709,694
PG&E Corp.	67,948	4,057,855
Phillips 66	13,901	1,203,688
Pinnacle Financial Partners, Inc.	8,412	412,693
Pinnacle Foods, Inc.	16,210	724,263
Pitney Bowes, Inc.	16,609	357,758
PNC Financial Services Group, Inc.	10,371	877,075
PPL Corp.	17,186	654,271
Priceline Group, Inc. (d)	266	342,863
PrivateBancorp, Inc.	9,244	356,818
Prudential Financial, Inc.	11,194	808,431
Public Service Enterprise Group, Inc.	85,135	4,013,264
QLogic Corp. (d)	29,778	400,216
Quest Diagnostics, Inc.	13,390	956,715
Quintiles Transnational Holdings, Inc. (d)	13,398	872,210
Reinsurance Group of America, Inc.	6,886	662,777
Reynolds American, Inc.	85,961	4,324,698
RLJ Lodging Trust REIT	7,338	167,893
Robert Half International, Inc.	2,919	135,967
Rowan Cos. PLC, Class A	3,240	52,164
Royal Caribbean Cruises Ltd.	20,163	1,656,390
Ryder System, Inc. (c)	6,316	409,150
Sanmina Corp. (d)	36,119	844,462
SCANA Corp.	8,440	592,066

	Shares	Value
Science Applications International Corp.	7,396	$394,503
Sherwin-Williams Co.	5,731	1,631,444
Signature Bank (d)	3,184	433,406
Skyworks Solutions, Inc.	15,562	1,212,280
Snap-on, Inc.	2,386	374,578
Southwest Airlines Co.	16,319	731,091
SpartanNash Co.	5,053	153,156
Spirit AeroSystems Holdings, Inc., Class A (d)	19,901	902,709
SS&C Technologies Holdings, Inc.	4,057	257,295
Stanley Black & Decker, Inc.	6,585	692,808
Stryker Corp.	8,322	892,867
SunTrust Banks, Inc.	28,072	1,012,838
Synchrony Financial (d)	16,254	465,840
Target Corp.	6,832	562,137
Teleflex, Inc.	2,449	384,517
Tesoro Corp.	5,077	436,673
Tessera Technologies, Inc.	10,845	336,195
Thermo Fisher Scientific, Inc.	9,149	1,295,407
Time Warner, Inc.	16,553	1,200,920
Travelers Cos., Inc.	22,917	2,674,643
Trinity Industries, Inc.	15,177	277,891
Tyson Foods, Inc., Class A	84,867	5,657,234
United Continental Holdings, Inc. (d)	6,046	361,914
UnitedHealth Group, Inc.	24,763	3,191,951
Universal Health Services, Inc., Class B	5,007	624,473
Unum Group	23,865	737,906
USANA Health Sciences, Inc. (d)	2,404	291,894
Vail Resorts, Inc.	1,777	237,585
Valero Energy Corp.	36,051	2,312,311
Verizon Communications, Inc.	151,131	8,173,164
Voya Financial, Inc.	18,855	561,313
Walgreens Boots Alliance, Inc.	16,232	1,367,384
Walt Disney Co.	34,458	3,422,024
Waste Management, Inc.	13,124	774,316
Wells Fargo & Co.	89,171	4,312,310
Westar Energy, Inc.	12,802	635,107
Western Alliance Bancorp (d)	8,205	273,883
Western Refining, Inc.	5,754	167,384
Western Union Co.	30,906	596,177
Westlake Chemical Corp.	4,066	188,256
Whirlpool Corp.	3,741	674,652
Wintrust Financial Corp.	6,309	279,741
WSFS Financial Corp.	9,463	307,737
Xcel Energy, Inc.	14,049	587,529
Zimmer Biomet Holdings, Inc.	8,744	932,373

		313,777,535

Total Common Stock (cost—$538,350,002)		557,259,740

Preferred Stock—0.2%
Brazil—0.2%
Banco Bradesco S.A.	27,320	205,680
Braskem S.A., Class A	20,000	130,213
Cia Paranaense de Energia	47,000	374,494
Itau Unibanco Holding S.A.	51,985	451,226

Total Preferred Stock (cost—$1,001,916)		1,161,613

132	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Repurchase Agreements—1.6%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $9,071,008; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $9,254,801 including accrued interest
(cost—$9,071,000)	$9,071	$9,071,000

Total Investments (cost—$548,422,918) (a)—98.8%		567,492,353

Other assets less liabilities (e)—1.2%		6,921,785

Net Assets—100.0%		$574,414,138

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $196,800,503, representing 34.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $2,102,275, representing 0.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	8.6%
Insurance	6.8%
Health Care Providers & Services	5.4%
Diversified Telecommunication Services	4.7%
Oil, Gas & Consumable Fuels	4.2%
Electric Utilities	3.7%
Pharmaceuticals	3.7%
Food & Staples Retailing	2.9%
Technology Hardware, Storage & Peripherals	2.9%
Airlines	2.6%
Semiconductors & Semiconductor Equipment	2.6%
Media	2.5%
Chemicals	2.5%
Food Products	2.4%

Household Durables	2.3%
Internet Software & Services	2.2%
Specialty Retail	2.1%
Biotechnology	2.1%
Automobiles	2.0%
Multi-Utilities	1.9%
Tobacco	1.8%
Auto Components	1.7%
IT Services	1.6%
Health Care Equipment & Supplies	1.6%
Software	1.4%
Hotels, Restaurants & Leisure	1.4%
Electronic Equipment, Instruments & Components	1.3%
Communications Equipment	1.2%
Diversified Financial Services	1.2%
Industrial Conglomerates	1.1%
Construction & Engineering	0.9%
Real Estate Investment Trust	0.9%
Aerospace & Defense	0.9%
Capital Markets	0.8%
Trading Companies & Distributors	0.8%
Paper & Forest Products	0.7%
Wireless Telecommunication Services	0.7%
Commercial Services & Supplies	0.7%
Machinery	0.6%
Containers & Packaging	0.6%
Road & Rail	0.6%
Beverages	0.6%
Life Sciences Tools & Services	0.6%
Professional Services	0.6%
Consumer Finance	0.5%
Transportation Infrastructure	0.4%
Independent Power Producers & Energy Traders	0.4%
Real Estate Management & Development	0.4%
Multi-line Retail	0.3%
Metals & Mining	0.3%
Internet & Catalog Retail	0.3%
Construction Materials	0.3%
Thrifts & Mortgage Finance	0.3%
Textiles, Apparel & Luxury Goods	0.3%
Household Products	0.2%
Air Freight & Logistics	0.2%
Marine	0.2%
Gas Utilities	0.2%
Energy Equipment & Services	0.1%
Building Products	0.1%
Distributors	0.1%
Electrical Equipment	0.1%
Personal Products	0.1%
Health Care Technology	0.0%
Repurchase Agreements	1.6%
Other assets less liabilities	1.2%

100.0%

AllianzGI Best Styles International Equity Fund

	Shares	Value
Common Stock—97.6%
Australia—5.8%
Asaleo Care Ltd.	118,786	$165,462
Australian Pharmaceutical Industries Ltd.	119,117	178,212
Bank of Queensland Ltd.	31,568	292,691
Caltex Australia Ltd.	18,495	482,372
Collins Foods Ltd.	45,883	148,145
Dexus Property Group REIT	42,991	261,068
Estia Health Ltd.	55,175	242,677
Harvey Norman Holdings Ltd.	102,542	368,883
Japara Healthcare Ltd.	105,334	246,920
Macquarie Group Ltd.	5,941	300,699
McMillan Shakespeare Ltd.	16,796	160,393
OZ Minerals Ltd.	26,119	100,012
Qantas Airways Ltd. (d)	105,066	327,948
Select Harvests Ltd.	55,567	175,519
Spotless Group Holdings Ltd. (c)	98,261	95,147
Star Entertainment Group Ltd.	41,697	181,345
Treasury Wine Estates Ltd.	55,920	412,913
Westpac Banking Corp.	29,060	674,979

		4,815,385

Austria—1.9%
Austria Technologie & Systemtechnik AG	4,313	63,140
Erste Group Bank AG (d)	10,636	298,521
Lenzing AG	1,116	88,347
Mayr Melnhof Karton AG	681	81,649
OMV AG	11,065	310,686
Porr AG	5,459	154,989
Telekom Austria AG	39,290	241,506
Voestalpine AG	9,149	305,150

		1,543,988

Belgium—1.8%
AGFA-Gevaert NV (d)	18,716	83,262
Delhaize Group S.A.	5,428	565,710
Euronav NV	15,259	155,909
UCB S.A.	3,995	304,959
Warehouses De Pauw CVA REIT	3,595	341,368

		1,451,208

British Virgin Islands—0.2%
Nomad Foods Ltd. (d)	21,133	190,408

Denmark—1.1%
Alm Brand A/S	22,677	166,073
Bakkafrost P/F	4,604	178,155
Danske Bank A/S	15,834	446,843
Schouw & Co.	1,324	82,604

		873,675

Finland—0.6%
Metsa Board Oyj	11,705	78,243
UPM-Kymmene Oyj	24,699	446,548

		524,791

France—10.2%
Alten S.A.	2,735	167,607
Altran Technologies S.A.	12,245	169,524
APERAM S.A.	4,016	153,005
Arkema S.A.	3,846	288,133
Atos S.E.	5,151	418,357
AXA S.A.	22,996	539,226
BNP Paribas S.A.	12,163	611,076
Bouygues S.A.	8,322	338,283
Cap Gemini S.A.	4,169	391,070
Cegid Group S.A.	3,126	176,218

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	133

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Cie Generale des Etablissements Michelin	4,041	$412,863
Electricite de France S.A.	17,020	190,551
Elior Participations SCA (a)	3,591	78,629
Engie S.A.	22,808	353,378
Lagardere SCA	10,195	270,417
Natixis S.A.	50,418	247,864
Orange S.A.	40,645	709,780
Renault S.A.	3,823	379,920
Sanofi	10,021	805,646
SCOR SE	7,891	278,204
Total S.A.	9,429	429,032
Valeo S.A.	2,658	413,315
Vinci S.A.	8,773	651,168

		8,473,266

Germany—6.8%
Bayer AG	6,548	767,296
Covestro AG (d)	7,223	269,824
Daimler AG	8,206	628,026
Deutsche Telekom AG	26,243	470,493
Evonik Industries AG	10,125	302,811
Fresenius SE & Co. KGaA (c)	5,624	409,947
Hannover Rueck SE	4,296	499,291
HeidelbergCement AG	3,830	327,294
K&S AG	8,130	189,624
Merck KGaA	5,838	485,626
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,359	681,690
ProSiebenSat.1 Media AG	6,834	350,822
TUI AG	7,435	115,727
Wuestenrot & Wuerttemberg	7,243	153,256

		5,651,727

Greece—0.4%
Hellenic Petroleum S.A. (d)	36,236	152,549
Mytilineos Holdings S.A. (d)	26,607	103,999
Tsakos Energy Navigation Ltd.	16,822	103,960

		360,508

Hong Kong—3.5%
BOC Hong Kong Holdings Ltd.	76,000	227,030
Cathay Pacific Airways Ltd.	159,000	275,799
Cheung Kong Property Holdings Ltd.	61,000	392,707
CK Hutchison Holdings Ltd.	45,420	588,926
Haitong International Securities Group Ltd.	438,000	253,356
HKT Trust & HKT Ltd.	187,000	257,454
Kerry Properties Ltd.	53,000	146,201
Man Wah Holdings Ltd.	145,200	184,595
Shun Tak Holdings Ltd.	356,000	118,346
WH Group Ltd. (a)(d)	602,000	435,373

		2,879,787

Ireland—1.2%
AerCap Holdings NV (d)	6,661	258,180
CRH PLC	14,329	404,691
Smurfit Kappa Group PLC (c)	5,432	139,730
Total Produce PLC	100,385	181,623

		984,224

Israel—1.3%
Bank Hapoalim BM	58,842	305,438
Israel Corp. Ltd.	1,171	196,552
Teva Pharmaceutical Industries Ltd.	10,780	579,790

		1,081,780

Italy—3.0%
Assicurazioni Generali SpA	23,119	342,232

	Shares	Value
Enel SpA	134,758	$597,412
Exor SpA	7,851	280,902
Immobiliare Grande Distribuzione SIIQ SpA REIT	173,552	157,945
Intesa Sanpaolo SpA	153,270	423,794
Mediobanca SpA	36,271	260,845
Snam SpA	41,903	262,230
Societa Cattolica di Assicurazioni SCRL	23,355	159,190

		2,484,550

Japan—21.4%
Aeon Co., Ltd.	15,800	228,247
Alfresa Holdings Corp.	9,600	184,243
AOI Electronics Co., Ltd.	7,600	168,359
Aoyama Trading Co., Ltd.	3,300	126,645
Chubu Electric Power Co., Inc.	16,500	230,263
CKD Corp.	20,500	169,032
Dai Nippon Printing Co., Ltd.	21,000	186,356
Dai-ichi Life Insurance Co., Ltd.	22,500	272,688
Daiichi Sankyo Co., Ltd.	18,200	403,951
Daiwa House Industry Co., Ltd.	9,700	272,650
DCM Holdings Co., Ltd.	8,100	58,544
Dentsu, Inc.	6,200	311,032
Duskin Co., Ltd.	3,500	62,844
Eiken Chemical Co., Ltd.	8,800	184,194
FamilyMart Co., Ltd.	6,500	337,580
FUJIFILM Holdings Corp.	9,400	371,556
Fujitsu Ltd.	55,000	203,377
Heiwado Co., Ltd.	6,600	136,969
Hitachi Ltd.	73,000	342,140
Hokuhoku Financial Group, Inc.	118,000	155,050
Idemitsu Kosan Co., Ltd.	18,400	328,317
ITOCHU Corp.	31,000	380,954
J Front Retailing Co., Ltd.	18,100	240,173
Japan Airlines Co., Ltd.	8,100	296,946
JX Holdings, Inc.	55,500	213,695
Kaga Electronics Co., Ltd.	12,700	160,982
Kato Sangyo Co., Ltd.	2,900	71,694
Marubeni Corp.	56,900	287,880
Marudai Food Co., Ltd.	39,000	151,468
Medipal Holdings Corp.	16,600	262,573
Megmilk Snow Brand Co., Ltd.	3,500	87,934
Mitsuba Corp.	9,400	144,834
Mitsubishi Chemical Holdings Corp.	71,800	374,875
Mitsubishi Gas Chemical Co., Inc.	53,000	284,639
Mitsubishi Heavy Industries Ltd.	62,000	230,340
Mitsubishi Materials Corp.	72,000	203,137
Mitsubishi Tanabe Pharma Corp.	10,800	187,657
Mitsubishi UFJ Financial Group, Inc.	140,700	651,948
Mitsui & Co., Ltd.	29,800	342,654
Mixi, Inc.	8,300	307,826
Nagase & Co., Ltd.	10,400	114,201
Nippon Electric Glass Co., Ltd.	34,000	173,889
Nippon Flour Mills Co., Ltd.	24,000	197,102
Nippon Telegraph & Telephone Corp.	10,200	440,614
Nippon Yusen KK	92,000	177,405
Nissan Motor Co., Ltd.	47,900	442,847
Nisshin Oillio Group Ltd.	39,000	159,133
Oki Electric Industry Co., Ltd.	45,000	63,591
Okinawa Cellular Telephone Co.	5,700	159,272
ORIX Corp.	26,500	377,445
Otsuka Holdings Co., Ltd.	7,400	268,780
Ricoh Co., Ltd.	28,300	288,041

	Shares	Value
Seino Holdings Co., Ltd.	13,300	$143,084
Shindengen Electric Manufacturing Co., Ltd.	18,000	60,971
SMK Corp.	31,000	159,183
Sojitz Corp.	68,100	139,814
Sompo Japan Nipponkoa Holdings, Inc.	10,300	291,917
Sumitomo Corp.	31,800	315,550
Sumitomo Electric Industries Ltd.	24,200	293,447
Sumitomo Forestry Co., Ltd.	14,200	163,007
Sumitomo Mitsui Financial Group, Inc.	13,600	412,864
Sumitomo Rubber Industries Ltd.	13,800	213,227
Suzuken Co., Ltd.	7,300	247,771
Taisei Corp.	31,000	204,714
Teijin Ltd.	83,000	289,030
Toho Holdings Co., Ltd.	7,600	162,433
Tohoku Electric Power Co., Inc.	15,900	204,911
TonenGeneral Sekiyu KK	20,000	180,902
Toyoda Gosei Co., Ltd.	8,900	171,640
Toyota Motor Corp.	14,600	774,317
Tsumura & Co.	6,600	158,315
Warabeya Nichiyo Co., Ltd.	7,500	165,064
West Japan Railway Co.	5,000	308,736
Yokohama Reito Co., Ltd.	18,000	170,469

		17,709,932

Netherlands—1.5%
Accell Group	3,540	75,289
BinckBank NV	22,380	166,594
Boskalis Westminster NV	6,988	273,880
Heineken Holding NV	5,917	460,661
NN Group NV	8,258	269,580

		1,246,004

New Zealand—1.3%
Air New Zealand Ltd.	75,741	149,746
Ebos Group Ltd.	31,687	376,622
Fonterra Co-operative Group Ltd. UNIT	61,178	250,704
Infratil Ltd.	70,968	160,818
New Zealand Refining Co., Ltd.	64,602	138,335

		1,076,225

Norway—2.1%
Austevoll Seafood ASA	24,497	201,031
Avance Gas Holding Ltd. (a)	20,641	143,516
DNB ASA	31,400	370,781
Leroy Seafood Group ASA	1,496	70,626
Marine Harvest ASA (d)	16,663	256,540
Orkla ASA	32,868	297,284
Yara International ASA	9,953	373,633

		1,713,411

Portugal—0.4%
EDP - Energias de Portugal S.A.	105,309	373,893

Singapore—0.5%
Fortune REIT	50,000	53,593
Fortune Real Estate Investment Trust REIT	147,000	157,283
QAF Ltd.	218,200	166,744

		377,620

South Africa—0.5%
Steinhoff International Holdings NV	58,344	380,257

Spain—2.0%
Aena S.A. (a)(d)	2,392	308,421
Banco Santander S.A.	46,937	206,142
CIE Automotive S.A.	12,089	217,372

134	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Iberdrola S.A.	91,088	$606,368
Repsol S.A.	28,537	320,868

		1,659,171

Sweden—1.9%
Coor Service Management Holding AB (d)	49,712	243,715
ICA Gruppen AB	8,039	265,702
Klovern AB, Class A	73,708	82,053
Loomis AB, Class B	4,986	140,732
Mycronic AB	11,587	104,543
Nobina AB (a)(d)	37,295	171,814
SAS AB (d)	60,508	171,966
Svenska Cellulosa AB SCA, Class B	12,508	390,134

		1,570,659

Switzerland—7.2%
Baloise Holding AG	4,710	597,851
Bobst Group S.A.	1,082	65,124
Coca-Cola HBC AG (d)	21,083	447,093
Lonza Group AG (d)	2,872	485,487
Nestle S.A.	14,074	1,050,212
Novartis AG	11,218	811,643
Roche Holding AG	3,154	774,434
Swiss Life Holding AG (d)	1,735	460,413
Swiss Re AG	4,950	457,081
UBS Group AG	50,038	804,913

		5,954,251

United Kingdom—20.6%
3i Group PLC	82,101	536,837
Barratt Developments PLC	34,928	280,402
Bellway PLC	8,440	317,481
Berkeley Group Holdings PLC	5,879	271,074
Bovis Homes Group PLC	19,091	254,886
BT Group PLC	84,978	536,564
Carillion PLC	64,644	272,891
Conviviality PLC	75,068	253,368
Cranswick PLC	11,314	346,607
Dart Group PLC	37,091	353,726
Development Securities PLC	61,367	164,378
Direct Line Insurance Group PLC	104,018	551,732
easyJet PLC	16,319	355,180
Equiniti Group PLC	79,132	178,152
Fiat Chrysler Automobiles NV	40,461	326,512
Firstgroup PLC (d)	99,792	138,312
Galliford Try PLC	12,889	265,191
Greggs PLC	8,336	130,064
HSBC Holdings PLC	89,264	555,129
Imperial Brands PLC	13,923	770,878
International Consolidated Airlines Group S.A.	62,367	494,568
J Sainsbury PLC	108,919	431,612
Legal & General Group PLC	163,685	551,529
Lloyds Banking Group PLC	557,621	543,121
Lookers PLC	152,611	346,892
Marks & Spencer Group PLC	52,467	305,743
McBride PLC (d)	112,729	263,099
Mccarthy Stone PLC (d)	116,491	425,135
National Express Group PLC	61,829	304,703
Northgate PLC	46,540	269,460
Novae Group PLC	30,063	379,339
OneSavings Bank PLC	37,462	179,062
Pendragon PLC	469,373	246,060
Persimmon PLC (d)	12,414	370,946
Rexam PLC	49,847	453,113
Royal Dutch Shell PLC, Class A	45,735	1,104,315
Royal Mail PLC	64,042	441,607
Shawbrook Group PLC (a)(d)	38,121	164,473
Shire PLC	10,779	614,777
Taylor Wimpey PLC	106,436	290,077
Tullett Prebon PLC	57,214	289,096
Vodafone Group PLC	255,929	813,253
Whitbread PLC	8,641	490,516

	Shares	Value
WPP PLC	19,785	$460,506

		17,092,366

United States—0.4%
Carnival PLC	6,360	341,620

Total Common Stock (cost—$82,183,668)		80,810,706

Preferred Stock—0.7%
Germany—0.7%
Henkel AG & Co. KGaA (cost—$523,706)	4,851	533,647

	Principal Amount (000s)
Repurchase Agreements—0.9%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $775,001; collateralized by Fannie Mae, 1.375%, due 2/26/21, valued at $790,988 including accrued interest
(cost—$775,000)	$775	775,000

Total Investments (cost—$83,482,374) (b)—99.2%		82,119,353

Other assets less liabilities (e)—0.8%		699,821

Net Assets—100.0%		$82,819,174

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $76,621,291, representing 92.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	8.0%
Insurance	7.9%
Pharmaceuticals	7.4%
Food Products	5.4%
Oil, Gas & Consumable Fuels	4.9%
Food & Staples Retailing	3.4%
Health Care Providers & Services	3.3%
Chemicals	3.2%
Diversified Telecommunication Services	3.2%
Capital Markets	3.2%
Automobiles	3.1%
Household Durables	3.0%
Airlines	2.9%
Electric Utilities	2.9%
Construction & Engineering	2.6%
Auto Components	2.3%
Trading Companies & Distributors	2.2%
IT Services	1.8%
Media	1.7%
Road & Rail	1.6%
Beverages	1.6%
Hotels, Restaurants & Leisure	1.5%
Household Products	1.4%
Electronic Equipment, Instruments & Components	1.3%
Real Estate Management & Development	1.3%
Wireless Telecommunication Services	1.2%
Real Estate Investment Trust	1.2%
Multi-line Retail	1.1%
Metals & Mining	1.0%
Diversified Financial Services	1.0%
Commercial Services & Supplies	1.0%
Specialty Retail	0.9%
Tobacco	0.9%
Construction Materials	0.9%
Industrial Conglomerates	0.9%
Containers & Packaging	0.8%
Technology Hardware, Storage & Peripherals	0.8%
Paper & Forest Products	0.6%
Life Sciences Tools & Services	0.6%
Machinery	0.6%
Air Freight & Logistics	0.5%
Multi-Utilities	0.4%
Transportation Infrastructure	0.4%
Internet Software & Services	0.4%
Gas Utilities	0.3%
Semiconductors & Semiconductor Equipment	0.3%
Health Care Equipment & Supplies	0.2%
Thrifts & Mortgage Finance	0.2%
Marine	0.2%
Software	0.2%
Personal Products	0.2%
Professional Services	0.2%
Health Care Technology	0.1%
Leisure Equipment & Products	0.1%
Repurchase Agreements	0.9%
Other assets less liabilities	0.8%

100.0%

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	135

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI Best Styles U.S. Equity Fund

	Shares	Value
Common Stock—96.2%
Aerospace & Defense—0.6%
Northrop Grumman Corp.	2,865	$566,984

Air Freight & Logistics—0.5%
FedEx Corp.	3,054	496,947

Airlines—1.2%
Alaska Air Group, Inc.	4,130	338,743
American Airlines Group, Inc.	1,959	80,338
JetBlue Airways Corp. (a)	2,922	61,713
Southwest Airlines Co.	13,060	585,088

		1,065,882

Auto Components—0.5%
Delphi Automotive PLC	2,510	188,300
Lear Corp.	2,607	289,820

		478,120

Automobiles—1.6%
Ford Motor Co.	57,924	781,974
General Motors Co.	22,756	715,221

		1,497,195

Banks—4.1%
Bank of America Corp.	9,853	133,212
Citigroup, Inc.	16,307	680,817
JPMorgan Chase & Co.	20,453	1,211,227
SunTrust Banks, Inc.	4,919	177,477
Webster Financial Corp.	1,854	66,559
Wells Fargo & Co.	30,544	1,477,108

		3,746,400

Beverages—0.8%
Coca-Cola Co.	1,903	88,280
Dr. Pepper Snapple Group, Inc.	7,060	631,305
PepsiCo, Inc.	80	8,199

		727,784

Biotechnology—2.8%
AbbVie, Inc.	15,529	887,016
Amgen, Inc.	4,662	698,974
Celgene Corp. (a)	494	49,444
Gilead Sciences, Inc.	9,045	830,874
United Therapeutics Corp. (a)	1,250	139,288

		2,605,596

Building Products—0.2%
Builders FirstSource, Inc. (a)	8,087	91,141
Universal Forest Products, Inc.	899	77,152

		168,293

Capital Markets—0.3%
Morgan Stanley	9,508	237,795

Chemicals—1.2%
CF Industries Holdings, Inc.	2,145	67,224
Dow Chemical Co.	946	48,114
LyondellBasell Industries NV, Class A	6,993	598,461
Minerals Technologies, Inc.	295	16,771
PPG Industries, Inc.	3,644	406,269

		1,136,839

Commercial Services & Supplies—0.7%
Cintas Corp.	4,443	399,026
Multi-Color Corp.	1,105	58,952
Pitney Bowes, Inc.	4,221	90,920
Waste Management, Inc.	1,125	66,375

		615,273

Communications Equipment—1.8%
Applied Optoelectronics, Inc. (a)	2,544	37,931

	Shares	Value
Arris International PLC (a)	11,616	$266,239
Brocade Communications Systems, Inc.	29,565	312,797
Ciena Corp. (a)	3,738	71,097
Cisco Systems, Inc.	34,087	970,457

		1,658,521

Construction & Engineering—0.1%
WSP Global, Inc.	2,503	74,199

Construction Materials—0.6%
Vulcan Materials Co.	5,206	549,597

Consumer Finance—0.9%
Capital One Financial Corp.	2,126	147,353
Credit Acceptance Corp. (a)	2,087	378,895
Navient Corp.	10,085	120,717
Santander Consumer USA Holdings, Inc. (a)	14,442	151,497

		798,462

Containers & Packaging—0.9%
Ball Corp.	2,284	162,826
Bemis Co., Inc.	1,333	69,023
CCL Industries, Inc., Class B	608	115,397
Packaging Corp. of America	5,795	350,018
Sonoco Products Co.	2,874	139,590

		836,854

Diversified Consumer Services—0.4%
ServiceMaster Global Holdings, Inc. (a)	9,847	371,035

Diversified Financial Services—1.5%
Berkshire Hathaway, Inc., Class B (a)	4,272	606,112
Intercontinental Exchange, Inc.	2,559	601,723
Morningstar, Inc.	780	68,851
Voya Financial, Inc.	4,116	122,533

		1,399,219

Diversified Telecommunication Services—1.9%
AT&T, Inc.	10,405	407,564
BCE, Inc.	3,205	146,067
CenturyLink, Inc.	21,296	680,620
Verizon Communications, Inc.	10,205	551,886

		1,786,137

Electric Utilities—2.7%
American Electric Power Co., Inc.	2,397	159,161
Duke Energy Corp.	5,579	450,114
Edison International	979	70,380
Entergy Corp.	4,183	331,628
Eversource Energy	1,250	72,925
NextEra Energy, Inc.	4,031	477,029
PG&E Corp.	5,399	322,428
Portland General Electric Co.	802	31,671
Xcel Energy, Inc.	13,848	579,123

		2,494,459

Electrical Equipment—0.0%
General Cable Corp.	2,499	30,513

Electronic Equipment, Instruments & Components—2.1%
Arrow Electronics, Inc. (a)	2,472	159,221
Avnet, Inc.	6,518	288,747
Benchmark Electronics, Inc. (a)	1,567	36,119
CDW Corp.	9,020	374,330
Corning, Inc.	4,422	92,376
Flextronics International Ltd. (a)	32,414	390,913

	Shares	Value
Jabil Circuit, Inc.	4,480	$86,330
SYNNEX Corp.	92	8,518
TE Connectivity Ltd.	7,968	493,379

		1,929,933

Energy Equipment & Services—0.8%
Noble Corp. PLC	27,073	280,206
Schlumberger Ltd.	2,788	205,615
Transocean Ltd.	25,909	236,808

		722,629

Food & Staples Retailing—2.9%
Alimentation Couche-Tard, Inc., Class B	4,424	196,887
Costco Wholesale Corp.	4,698	740,311
CVS Health Corp.	7,295	756,710
Empire Co., Ltd.	7,499	129,915
George Weston Ltd.	988	88,458
Kroger Co.	18,711	715,696
SpartanNash Co.	2,231	67,622

		2,695,599

Food Products—2.3%
Archer-Daniels-Midland Co.	17,321	628,925
B&G Foods, Inc.	1,594	55,487
Cal-Maine Foods, Inc.	6,370	330,667
Omega Protein Corp. (a)	2,651	44,908
Pilgrim’s Pride Corp. (a)	1,890	48,006
Pinnacle Foods, Inc.	2,213	98,877
Sanderson Farms, Inc.	856	77,194
Tyson Foods, Inc., Class A	13,060	870,580

		2,154,644

Gas Utilities—0.4%
AGL Resources, Inc.	2,315	150,799
Atmos Energy Corp.	2,423	179,932
Laclede Group, Inc.	1,085	73,509

		404,240

Health Care Equipment & Supplies—1.8%
Becton Dickinson and Co.	1,722	261,434
Hill-Rom Holdings, Inc.	2,196	110,459
Hologic, Inc. (a)	10,211	352,279
Medtronic PLC	11,853	888,975

		1,613,147

Health Care Providers & Services—6.3%
Aetna, Inc.	7,122	800,157
Anthem, Inc.	5,620	781,124
Cardinal Health, Inc.	3,160	258,962
Chemed Corp.	446	60,411
Cigna Corp.	3,324	456,186
HealthSouth Corp.	2,707	101,864
Laboratory Corp. of America Holdings (a)	4,307	504,479
McKesson Corp.	875	137,594
MEDNAX, Inc. (a)	5,564	359,545
Quest Diagnostics, Inc.	5,895	421,198
UnitedHealth Group, Inc.	10,785	1,390,186
Universal Health Services, Inc., Class B	4,397	548,394

		5,820,100

Hotels, Restaurants & Leisure—2.1%
Brinker International, Inc.	3,622	166,431
Carnival Corp.	12,861	678,675
Cracker Barrel Old Country Store, Inc.	2,620	399,995
Darden Restaurants, Inc.	8,648	573,362
Marriott Vacations Worldwide Corp.	917	61,898
Pinnacle Entertainment, Inc. (a)	2,601	91,295

		1,971,656

136	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Household Products—0.4%
Procter & Gamble Co.	3,830	$315,247

Independent Power Producers & Energy Traders—0.0%
NRG Yield, Inc., Class A	2,390	32,432

Industrial Conglomerates—1.6%
3M Co.	902	150,300
Danaher Corp.	6,173	585,571
General Electric Co.	24,539	780,095

		1,515,966

Insurance—5.4%
Allstate Corp.	5,417	364,943
American International Group, Inc.	9,587	518,177
Amtrust Financial Services, Inc.	14,520	375,778
Argo Group International Holdings Ltd.	750	43,043
Aspen Insurance Holdings Ltd.	7,045	336,047
Assurant, Inc.	5,513	425,328
Axis Capital Holdings Ltd.	3,598	199,545
Endurance Specialty Holdings Ltd.	1,251	81,740
Everest Re Group Ltd.	2,198	433,951
First American Financial Corp.	3,963	151,030
Hanover Insurance Group, Inc.	950	85,709
Heritage Insurance Holdings, Inc.	1,922	30,694
MetLife, Inc.	8,291	364,307
Progressive Corp.	7,313	256,979
Prudential Financial, Inc.	3,826	276,314
Travelers Cos., Inc.	6,357	741,925
Universal Insurance Holdings, Inc.	15,395	274,031

		4,959,541

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (a)	1,400	831,096
Nutrisystem, Inc.	1,877	39,173

		870,269

Internet Software & Services—3.3%
Alphabet, Inc., Class A (a)	1,208	921,583
Alphabet, Inc., Class C (a)	1,232	917,778
EarthLink Holdings Corp.	4,116	23,338
Facebook, Inc., Class A (a)	8,396	957,984
j2 Global, Inc.	3,363	207,094
Monster Worldwide, Inc. (a)	10,525	34,311

		3,062,088

IT Services—3.6%
Accenture PLC, Class A	8,812	1,016,905
Amdocs Ltd.	6,813	411,641
Broadridge Financial Solutions, Inc.	7,285	432,073
Convergys Corp.	7,222	200,555
DH Corp.	2,292	68,173
Euronet Worldwide, Inc. (a)	979	72,554
International Business Machines Corp.	1,242	188,101
Jack Henry & Associates, Inc.	3,303	279,335
Net 1 UEPS Technologies, Inc. (a)	2,171	19,973
Sabre Corp.	1,290	37,307
Visa, Inc., Class A	1,254	95,906
Western Union Co.	25,304	488,114

		3,310,637

Machinery—0.6%
American Railcar Industries, Inc.	577	23,501
ESCO Technologies, Inc.	957	37,304
PACCAR, Inc.	3,113	170,250
Snap-on, Inc.	1,007	158,089

	Shares	Value
Trinity Industries, Inc.	7,562	$138,460

		527,604

Media—2.9%
Cinemark Holdings, Inc.	6,714	240,563
Comcast Corp., Class A	16,646	1,016,738
Gray Television, Inc. (a)	4,096	48,005
Interpublic Group of Cos., Inc.	6,815	156,404
Shaw Communications, Inc., Class B	5,217	100,785
TEGNA, Inc.	5,729	134,402
Time Warner Cable, Inc.	1,243	254,343
Walt Disney Co.	7,229	717,912

		2,669,152

Multi-line Retail—0.9%
Canadian Tire Corp., Ltd., Class A	848	88,270
Target Corp.	9,035	743,400

		831,670

Multi-Utilities—2.1%
Ameren Corp.	9,438	472,844
CMS Energy Corp.	9,843	417,737
DTE Energy Co.	4,389	397,907
NiSource, Inc.	1,579	37,201
Public Service Enterprise Group, Inc.	8,019	378,015
SCANA Corp.	2,838	199,086

		1,902,790

Oil, Gas & Consumable Fuels—4.1%
Chevron Corp.	1,302	124,211
Crescent Point Energy Corp.	4,853	67,165
CVR Energy, Inc.	2,130	55,593
DHT Holdings, Inc.	7,879	45,383
Enbridge Income Fund Holdings, Inc.	2,154	49,092
EnLink Midstream LLC	2,292	25,785
Exxon Mobil Corp.	12,045	1,006,842
Marathon Petroleum Corp.	7,182	267,027
Nordic American Tankers Ltd.	10,092	142,196
PBF Energy, Inc., Class A	5,574	185,057
Phillips 66	9,061	784,592
Scorpio Tankers, Inc.	12,847	74,898
Ship Finance International Ltd.	3,046	42,309
Tesoro Corp.	3,644	313,420
Valero Energy Corp.	8,606	551,989
Western Refining, Inc.	2,790	81,161

		3,816,720

Paper & Forest Products—0.3%
Domtar Corp.	4,644	188,082
Schweitzer-Mauduit International, Inc.	1,045	32,897
Western Forest Products, Inc.	29,679	52,788

		273,767

Personal Products—0.1%
USANA Health Sciences, Inc. (a)	796	96,650

Pharmaceuticals—4.4%
Horizon Pharma PLC (a)	18,643	308,915
Johnson & Johnson	12,286	1,329,345
Merck & Co., Inc.	9,577	506,719
Mylan NV (a)	4,632	214,693
Pfizer, Inc.	53,963	1,599,463
Prestige Brands Holdings, Inc. (a)	1,678	89,589
Sucampo Pharmaceuticals, Inc., Class A (a)	3,856	42,146

		4,090,870

	Shares	Value
Professional Services—0.0%
Huron Consulting Group, Inc. (a)	649	$37,765

Real Estate Investment Trust—3.4%
Annaly Capital Management, Inc.	13,673	140,285
Apollo Commercial Real Estate Finance, Inc.	1,938	31,589
AvalonBay Communities, Inc.	3,497	665,129
Blackstone Mortgage Trust, Inc., Class A	2,217	59,549
Crown Castle International Corp.	8,098	700,477
CYS Investments, Inc.	6,459	52,576
Equinix, Inc.	2,048	677,294
Equity Lifestyle Properties, Inc.	1,850	134,551
MFA Financial, Inc.	8,028	54,992
Sovran Self Storage, Inc.	1,157	136,468
Starwood Property Trust, Inc.	17,792	336,803
STORE Capital Corp.	1,805	46,713
Sun Communities, Inc.	1,777	127,251

		3,163,677

Real Estate Management & Development—0.0%
Marcus & Millichap, Inc. (a)	1,299	32,982

Road & Rail—0.5%
Union Pacific Corp.	4,724	375,794
Werner Enterprises, Inc.	2,240	60,839

		436,633

Semiconductors & Semiconductor Equipment—3.6%
Broadcom Ltd.	1,704	263,268
Cabot Microelectronics Corp.	3,293	134,717
Cirrus Logic, Inc. (a)	13,710	499,181
Intel Corp.	37,605	1,216,522
Lam Research Corp.	1,928	159,253
Maxim Integrated Products, Inc.	2,261	83,160
MaxLinear, Inc., Class A (a)	5,911	109,353
Micron Technology, Inc. (a)	17,247	180,576
ON Semiconductor Corp. (a)	37,550	360,104
QUALCOMM, Inc.	5,891	301,266
Tower Semiconductor Ltd. (a)	3,226	39,099

		3,346,499

Software—2.2%
Microsoft Corp.	34,160	1,886,657
Synopsys, Inc. (a)	3,811	184,605

		2,071,262

Specialty Retail—3.6%
AutoNation, Inc. (a)	2,057	96,021
Foot Locker, Inc.	4,947	319,082
Home Depot, Inc.	8,222	1,097,061
Kirkland’s, Inc.	2,589	45,333
L Brands, Inc.	5,045	443,001
Lowe’s Cos., Inc.	8,882	672,812
Murphy USA, Inc. (a)	2,396	147,234
Penske Automotive Group, Inc.	1,266	47,981
Signet Jewelers Ltd.	2,085	258,603
Stage Stores, Inc.	1,990	16,039
Staples, Inc.	15,927	175,675

		3,318,842

Technology Hardware, Storage & Peripherals—4.2%
Apple, Inc.	32,697	3,563,646
HP, Inc.	15,687	193,264
Western Digital Corp.	2,715	128,256

		3,885,166

Textiles, Apparel & Luxury Goods—1.3%
NIKE, Inc., Class B	12,747	783,558

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	137

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Skechers U.S.A., Inc., Class A (a)	12,427	$378,402

		1,161,960

Thrifts & Mortgage Finance—0.2%
BofI Holding, Inc. (a)	8,252	176,098
Walker & Dunlop, Inc. (a)	1,413	34,293

		210,391

Tobacco—1.5%
Altria Group, Inc.	21,298	1,334,533
Reynolds American, Inc.	744	37,430

		1,371,963

Trading Companies & Distributors—0.5%
AerCap Holdings NV (a)	6,282	243,490
Air Lease Corp.	3,842	123,405
GATX Corp.	2,737	130,008

		496,903

Transportation Infrastructure—0.2%
Macquarie Infrastructure Corp.	2,821	190,248

Water Utilities—0.3%
American Water Works Co., Inc.	3,614	249,113

Total Common Stock (cost—$89,297,447)		88,902,859

Rights (a)— 0.0%
Food & Staples Retailing—0.0%
Safeway CVR - Casa Ley	11,157	11,323
Safeway CVR - PDC	11,157	545

Total Rights (cost—$11,826)		11,868

	Principal Amount (000s)
Repurchase Agreements—2.7%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $2,528,002; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $2,583,632 including accrued interest
(cost—$2,528,000)	$2,528	2,528,000

Total Investments (cost—$91,837,273)—98.9%		91,442,727

Other assets less liabilities (b)—1.1%		1,016,560

Net Assets—100.0%		$92,459,287

Notes to Schedule of Investments:

(a) Non-income producing.

(b) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

CVR—Contingent Value Rights.

AllianzGI China Equity Fund

	Shares	Value
Common Stock—98.7%
China—87.9%
Alibaba Group Holding Ltd. ADR (d)	1,715	$135,536
Baidu, Inc. ADR (d)	765	146,023
Beijing Enterprises Holdings Ltd.	20,000	109,524
China Automation Group Ltd. (d)	556,000	71,448
China Construction Bank Corp., Class H	289,000	185,378
China Everbright International Ltd.	159,000	178,175
China Merchants Bank Co., Ltd., Class H	75,500	158,891
China Mobile Ltd.	17,000	188,165
China Overseas Land & Investment Ltd.	76,000	240,705
China Pacific Insurance Group Co., Ltd., Class H	47,400	178,009
China Resources Land Ltd.	28,000	71,692
China Telecom Corp., Ltd., Class H	340,000	180,004
China Unicom Hong Kong Ltd.	52,000	68,485
Chongqing Changan Automobile Co., Ltd., Class B	34,948	65,344
CNOOC Ltd.	188,000	219,644
Digital China Holdings Ltd. (c)	162,000	216,597
GF Securities Co., Ltd., Class H (d)	23,600	57,579
Luye Pharma Group Ltd. (d)	51,000	39,647
Ping An Insurance Group Co. of China Ltd., Class H	28,000	134,547
Qingdao Port International Co., Ltd., Class H (a)	292,000	136,013
Qingling Motors Co., Ltd., Class H (c)	654,000	205,723
Semiconductor Manufacturing International Corp. (d)	1,397,000	120,488
Tencent Holdings Ltd.	19,500	398,917
Vinda International Holdings Ltd.	80,000	133,664
Yuexiu Transport Infrastructure Ltd.	104,000	70,133
Zhengzhou Yutong Bus Co., Ltd., Class A	21,900	65,605
Zhuzhou CRRC Times Electric Co., Ltd.	36,000	209,934

		3,985,870

Hong Kong—10.8%
CPMC Holdings Ltd.	83,000	41,103
CSPC Pharmaceutical Group Ltd.	122,000	110,272
Hong Kong Exchanges and Clearing Ltd.	6,900	166,085
Man Yue Technology Holdings Ltd.	700,000	68,407
Sands China Ltd.	24,800	101,084

		486,951

Total Investments (cost—$4,964,801) (b)—98.7%		4,472,821

Other assets less liabilities—1.3%		60,119

Net Assets—100.0%		$4,532,940

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $4,191,262, representing 92.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

Glossary:

ADR—American Depositary Receipt

138	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Internet Software & Services	15.0%
Banks	7.6%
Insurance	6.9%
Real Estate Management & Development	6.9%
Electronic Equipment, Instruments & Components	6.3%
Automobiles	6.0%
Diversified Telecommunication Services	5.5%
Oil, Gas & Consumable Fuels	4.8%
Electrical Equipment	4.6%
Transportation Infrastructure	4.5%
Wireless Telecommunication Services	4.2%
Commercial Services & Supplies	3.9%
Diversified Financial Services	3.7%
Pharmaceuticals	3.3%
Machinery	3.0%
Household Products	3.0%
Semiconductors & Semiconductor Equipment	2.7%
Industrial Conglomerates	2.4%
Hotels, Restaurants & Leisure	2.2%
Capital Markets	1.3%
Containers & Packaging	0.9%
Other assets less liabilities	1.3%

100.0%

AllianzGI Convertible Fund

	Principal Amount (000s)	Value
Convertible Bonds—74.3%
Auto Manufacturers—2.7%
Fiat Chrysler Automobiles NV,
7.875%, 12/15/16	$27,921	$20,521,935
Tesla Motors, Inc.,
0.25%, 3/1/19	22,020	20,120,775
1.50%, 6/1/18	3,730	6,872,525

		47,515,235

Biotechnology—4.4%
BioMarin Pharmaceutical, Inc.,
0.75%, 10/15/18	11,375	13,230,547
1.50%, 10/15/20	4,400	5,238,750
Emergent BioSolutions, Inc.,
2.875%, 1/15/21	12,230	15,937,219
Gilead Sciences, Inc.,
1.625%, 5/1/16	1,205	4,958,581
Illumina, Inc.,
zero coupon, 6/15/19	15,670	16,345,769
Incyte Corp.,
0.375%, 11/15/18	5,530	8,505,831
Ligand Pharmaceuticals, Inc.,
0.75%, 8/15/19	9,425	14,414,359

		78,631,056

Building Materials—0.4%
Cemex SAB de C.V.,
3.75%, 3/15/18	6,425	6,726,172

Chemicals—0.8%
RPM International, Inc.,
2.25%, 12/15/20	13,175	15,093,609

Commercial Services—4.8%
Cardtronics, Inc.,
1.00%, 12/1/20	21,910	21,266,394
Euronet Worldwide, Inc.,
1.50%, 10/1/44	15,520	18,565,800
Live Nation Entertainment, Inc.,
2.50%, 5/15/19	23,450	23,274,125
Macquarie Infrastructure Corp.,
2.875%, 7/15/19	19,720	21,876,875

		84,983,194

Computers—1.2%
Electronics for Imaging, Inc.,
0.75%, 9/1/19	21,025	21,918,562

Construction & Engineering—1.3%
Dycom Industries, Inc. (a)(b),
0.75%, 9/15/21	23,765	23,438,231

Diversified Financial Services—1.3%
Air Lease Corp.,
3.875%, 12/1/18	16,700	22,346,687

Electrical Equipment—1.4%
SunPower Corp.,
0.875%, 6/1/21	17,215	13,427,700
4.00%, 1/15/23 (a)(b)	11,215	11,425,281

		24,852,981

Energy-Alternate Sources—0.8%
SolarCity Corp.,
1.625%, 11/1/19	23,655	13,675,547

Health Care Equipment & Supplies—2.2%
NuVasive, Inc. (a)(b),
2.25%, 3/15/21	20,250	21,768,750
Wright Medical Group, Inc.,
2.00%, 2/15/20	20,105	18,056,803

		39,825,553

	Principal Amount (000s)	Value
Health Care Providers & Services—1.1%
Laboratory Corp. of America Holdings,
zero coupon, 9/11/21	$11,975	$18,800,750

Healthcare-Products—2.6%
Hologic, Inc.,
2.00%, 12/15/37	3,630	5,472,225
2.00%, 3/1/42	13,705	17,747,975
Teleflex, Inc.,
3.875%, 8/1/17	8,855	22,652,197

		45,872,397

Healthcare-Services—1.3%
Molina Healthcare, Inc.,
1.625%, 8/15/44	17,910	22,566,600

Holding Companies-Diversified—0.8%
Horizon Pharma Investment Ltd.,
2.50%, 3/15/22	16,580	14,206,988

Home Builders—0.6%
Lennar Corp. (a)(b),
3.25%, 11/15/21	4,960	10,242,400

Insurance—1.0%
AmTrust Financial Services, Inc.,
2.75%, 12/15/44	23,053	18,298,319

Internet—7.5%
Ctrip.com International Ltd. (a)(b),
1.00%, 7/1/20	20,775	22,917,422
j2 Global, Inc.,
3.25%, 6/15/29	11,665	12,714,850
Priceline Group, Inc.,
0.35%, 6/15/20	18,805	22,660,025
1.00%, 3/15/18	8,330	11,979,581
VeriSign, Inc.,
4.345%, 8/15/37	8,685	22,499,578
Web.com Group, Inc.,
1.00%, 8/15/18	22,835	21,778,882
WebMD Health Corp.,
1.50%, 12/1/20	14,480	19,376,050

		133,926,388

Leisure Time—1.7%
Jarden Corp.,
1.125%, 3/15/34	16,950	21,526,500
1.875%, 9/15/18	4,515	8,505,131

		30,031,631

Media—2.2%
Liberty Interactive LLC,
0.75%, 3/30/43	8,600	14,394,250
Liberty Media Corp.,
1.375%, 10/15/23	24,595	24,441,281

		38,835,531

Oil, Gas & Consumable Fuels—2.4%
Cheniere Energy, Inc.,
4.25%, 3/15/45	31,205	16,421,631
Helix Energy Solutions Group, Inc.,
3.25%, 3/15/32	8,130	6,443,025
SEACOR Holdings, Inc.,
3.00%, 11/15/28	6,950	5,386,250
Whiting Petroleum Corp. (a)(b),
1.25%, 4/1/20	23,835	13,988,166

		42,239,072

Pharmaceuticals—2.2%
Herbalife Ltd. (a),
2.00%, 8/15/19	21,010	20,274,755
Impax Laboratories, Inc. (a)(b),
2.00%, 6/15/22	22,075	19,798,516

		40,073,271

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	139

Schedule of Investments

March 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Real Estate—1.4%
Extra Space Storage L.P. (a)(b),
3.125%, 10/1/35	$22,235	$25,445,178

Semiconductors—11.9%
Integrated Device Technology, Inc. (a)(b),
0.875%, 11/15/22	15,820	14,841,138
Intel Corp.,
3.25%, 8/1/39	21,345	33,992,019
Lam Research Corp.,
1.25%, 5/15/18	16,410	24,256,031
Microchip Technology, Inc.,
1.625%, 2/15/25	18,025	18,633,344
Micron Technology, Inc.,
3.00%, 11/15/43	20,870	14,322,038
Novellus Systems, Inc.,
2.625%, 5/15/41	6,335	15,465,319
NVIDIA Corp.,
1.00%, 12/1/18	14,955	26,760,103
NXP Semiconductors NV,
1.00%, 12/1/19	16,945	18,830,131
ON Semiconductor Corp. (a)(b),
1.00%, 12/1/20	26,810	24,061,975
Xilinx, Inc.,
2.625%, 6/15/17	12,595	20,766,006

		211,928,104

Semiconductors & Semiconductor Equipment—1.0%
Inphi Corp. (a)(b),
1.125%, 12/1/20	16,575	17,942,438

Software—11.5%
BroadSoft, Inc. (a)(b),
1.00%, 9/1/22	10,165	12,255,178
Citrix Systems, Inc.,
0.50%, 4/15/19	15,885	17,820,984
Cornerstone OnDemand, Inc.,
1.50%, 7/1/18	20,670	20,553,731
Electronic Arts, Inc.,
0.75%, 7/15/16	4,045	8,385,791
Nuance Communications, Inc.,
1.00%, 12/15/35 (a)(b)	16,015	14,823,884
1.50%, 11/1/35	13,930	14,417,550
Proofpoint, Inc. (a)(b),
0.75%, 6/15/20	21,090	20,430,938
Red Hat, Inc.,
0.25%, 10/1/19	17,065	21,256,591
Rovi Corp.,
0.50%, 3/1/20	15,065	14,452,984
Salesforce.com, Inc.,
0.25%, 4/1/18	18,210	22,580,400
ServiceNow, Inc.,
zero coupon, 11/1/18	14,165	15,413,291
Take-Two Interactive Software, Inc.,
1.00%, 7/1/18	11,500	20,570,625
Verint Systems, Inc.,
1.50%, 6/1/21	3,290	2,913,706

		205,875,653

Telecommunications—3.3%
Ciena Corp. (a)(b),
3.75%, 10/15/18	15,455	18,352,812
Gogo, Inc. (a),
3.75%, 3/1/20	15,540	12,004,728
InterDigital, Inc.,
1.50%, 3/1/20	21,075	21,694,078
Palo Alto Networks, Inc.,
zero coupon, 7/1/19	4,395	6,864,441

		58,916,059

	Principal Amount (000s)	Value
Transportation—0.5%
Echo Global Logistics, Inc.,
2.50%, 5/1/20	$9,285	$9,395,259

Total Convertible Bonds (cost—$1,261,400,310)		1,323,602,865

	Shares
Convertible Preferred Stock—22.1%
Banks—3.7%
Bank of America Corp., Ser. L (c),
7.25%	26,350	29,986,300
Wells Fargo & Co., Ser. L (c),
7.50%	29,080	35,041,691

		65,027,991

Commercial Services & Supplies—1.4%
Stericycle, Inc.,
5.25%, 9/15/18	261,665	24,321,762

Electric Utilities—0.7%
NextEra Energy, Inc.,
6.371%, 9/1/18	213,720	13,047,606

Food & Beverage—1.3%
Post Holdings, Inc.,
5.25%, 6/1/17	188,170	23,652,028

Food Products—1.6%
Tyson Foods, Inc.,
4.75%, 7/15/17	382,495	28,488,228

Health Care Providers & Services—2.9%
Amsurg Corp., Ser. A-1,
5.25%, 7/1/17	119,395	16,807,831
Anthem, Inc.,
5.25%, 5/1/18	755,645	35,281,065

		52,088,896

Oil, Gas & Consumable Fuels—1.1%
Kinder Morgan, Inc., Ser. A,
9.75%, 10/26/18	451,525	20,363,777

Pharmaceuticals—3.8%
Allergan PLC, Ser. A,
5.50%, 3/1/18	47,460	43,622,385
Teva Pharmaceutical Industries Ltd.,
7.00%, 12/15/18	27,260	24,096,204

		67,718,589

Real Estate Investment Trust—2.7%
American Tower Corp.,
5.25%, 5/15/17, Ser. A	221,290	23,279,708
5.50%, 2/15/18	124,900	12,883,435
Weyerhaeuser Co., Ser. A,
6.375%, 7/1/16	214,760	10,978,531

		47,141,674

Telecommunications—1.6%
Frontier Communications Corp., Ser. A,
11.125%, 6/29/18	273,715	28,575,846

Wireless Telecommunication Services—1.3%
T-Mobile U.S., Inc.,
5.50%, 12/15/17	350,845	23,225,939

Total Convertible Preferred Stock (cost—$372,882,524)		393,652,336

	Principal Amount (000s)	Value
Repurchase Agreements—3.1%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $55,791,046; collateralized by Fannie Mae, 1.375%, due 2/26/21, valued at $56,911,050 including accrued interest
(cost—$55,791,000)	$55,791	$55,791,000

Total Investments (cost—$1,690,073,834)—99.5%		1,773,046,201

Other assets less liabilities—0.5%		9,291,671

Net Assets—100.0%		$1,782,337,872

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $304,011,790, representing 17.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Perpetual maturity. The date shown, if any, is the next call date.

140	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI Emerging Markets Consumer Fund

	Shares	Value
Common Stock—97.1%
Brazil—6.7%
Cielo S.A.	33,520	$326,004
JBS S.A.	126,900	386,454
MRV Engenharia e Participacoes S.A.	198,100	652,317
Porto Seguro S.A.	46,600	353,033
Qualicorp S.A.	74,500	308,099
Smiles S.A.	29,100	307,619

		2,333,526

China—15.5%
ANTA Sports Products Ltd.	173,000	382,634
Baidu, Inc. ADR (b)	700	133,616
China Mobile Ltd.	51,000	564,497
China Southern Airlines Co., Ltd., Class H	648,000	408,848
China Telecom Corp., Ltd., Class H	412,000	218,122
Hengan International Group Co., Ltd.	60,500	527,338
NetEase, Inc. ADR	6,295	903,836
New Oriental Education & Technology Group, Inc. ADR	31,800	1,099,962
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	140,900	280,054
Skyworth Digital Holdings Ltd.	798,000	494,702
Tencent Holdings Ltd.	17,800	364,139

		5,377,748

France—4.3%
Christian Dior SE	3,917	709,271
Sanofi	9,691	779,115

		1,488,386

Germany—0.6%
Stada Arzneimittel AG	4,777	189,152

Hong Kong—7.1%
AIA Group Ltd.	112,400	638,884
Hang Seng Bank Ltd.	29,500	523,115
Man Wah Holdings Ltd.	89,200	113,401
Pacific Textile Holdings Ltd.	57,000	82,438
Yue Yuen Industrial Holdings Ltd.	324,000	1,116,011

		2,473,849

Hungary—1.5%
Richter Gedeon Nyrt	26,356	525,043

India—5.8%
Divi’s Laboratories Ltd.	14,923	222,819
Dr Reddy’s Laboratories Ltd. ADR	12,360	558,548
ITC Ltd.	209,391	1,035,081
Jubilant Life Sciences Ltd.	30,235	189,816

		2,006,264

Indonesia—2.5%
Sri Rejeki Isman Tbk PT	5,409,500	131,688
Telekomunikasi Indonesia Persero Tbk PT ADR	14,200	722,070

		853,758

Korea (Republic of)—17.7%
Hana Financial Group, Inc.	19,328	419,356
Hankook Tire Co., Ltd.	5,749	273,458
KB Financial Group, Inc.	6,263	173,906
Kia Motors Corp.	11,428	482,730
KT Corp.	22,809	592,549

	Shares	Value
KT&G Corp.	13,375	$1,287,879
Kwang Dong Pharmaceutical Co., Ltd.	9,160	89,296
LG Electronics, Inc.	3,225	173,857
LG Uplus Corp.	41,584	401,884
Samsung Card Co., Ltd.	6,309	207,782
Samsung Electronics Co., Ltd.	1,132	1,299,090
Shinhan Financial Group Co., Ltd.	14,458	508,919
SL Corp.	16,782	236,848

		6,147,554

Malaysia—1.7%
AirAsia Bhd.	220,000	103,208
British American Tobacco Malaysia Bhd.	9,100	126,045
Top Glove Corp. Bhd.	276,900	356,246

		585,499

Mexico—2.3%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR (b)	9,400	198,058
Gruma S.A.B. de C.V., Class B	18,240	289,260
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	129,700	313,343

		800,661

Russian Federation—0.4%
Mobile TeleSystems PJSC ADR	18,330	148,290

Singapore—0.7%
Singapore Airlines Ltd.	27,300	231,319

South Africa—5.7%
AVI Ltd.	28,102	165,371
Imperial Holdings Ltd.	39,678	404,255
Naspers Ltd., Class N	1,322	184,287
Netcare Ltd.	238,076	581,753
Telkom S.A. SOC Ltd.	60,582	235,903
Tiger Brands Ltd.	6,771	148,935
Vodacom Group Ltd.	24,026	260,973

		1,981,477

Taiwan—12.3%
Cathay Financial Holding Co., Ltd.	489,000	585,054
Chlitina Holding Ltd.	15,000	128,988
Chunghwa Telecom Co., Ltd.	405,000	1,378,086
Eva Airways Corp. (b)	315,000	176,092
Pou Chen Corp.	774,000	985,763
St Shine Optical Co., Ltd.	17,000	346,629
Tong Yang Industry Co., Ltd.	91,000	136,599
Uni-President Enterprises Corp.	180,000	316,091
Wistron Corp.	375,000	231,606

		4,284,908

Thailand—1.6%
Charoen Pokphand Foods PCL NVDR	294,000	203,805
Thai Union Group PCL NVDR	584,500	347,192

		550,997

Turkey—2.8%
Turk Hava Yollari AO (b)	351,424	972,243

United Kingdom—3.3%
British American Tobacco PLC	14,104	822,673
Unilever PLC	7,445	335,715

		1,158,388

	Shares	Value
United States—4.6%
Kimberly-Clark Corp.	5,775	$776,795
Lear Corp.	7,410	823,770

		1,600,565

Total Common Stock (cost—$32,669,356)		33,709,627

Equity-Linked Securities—1.2%
India—1.2%
CLSA Global Markets PTE Ltd., Apollo Tyres, Ltd., expires 10/7/19	35,585	93,944
Aurobindo Pharma Ltd., expires 10/7/19	29,068	327,015

Total Equity-Linked Securities (cost—$382,853)		420,959

Preferred Stock—0.7%
Brazil—0.7%
Banco Bradesco S.A. (cost—$173,986)	30,500	229,621

Exchange-Traded Funds—0.4%
iShares MSCI India (cost—$154,718)	5,480	148,618

	Principal Amount (000s)
Repurchase Agreements—0.6%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $216,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $220,352 including accrued interest
(cost—$216,000)	$216	216,000

Total Investments (cost—$33,596,913) (a)—100.0%		34,724,825

Other assets less liabilities (c)—0.0%		16,650

Net Assets—100.0%		$34,741,475

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $25,117,137, representing 72.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Non-income producing.

(c) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

MSCI—Morgan Stanley Capital International

NVDR—Non-Voting Depository Receipt

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	141

Schedule of Investments

March 31, 2016 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Diversified Telecommunication Services	10.2%
Textiles, Apparel & Luxury Goods	9.9%
Tobacco	9.4%
Pharmaceuticals	7.7%
Airlines	6.0%
Food Products	5.4%
Banks	5.3%
Insurance	4.5%
Auto Components	4.5%
Technology Hardware, Storage & Peripherals	4.4%
Household Durables	4.1%
Internet Software & Services	4.0%
Health Care Providers & Services	3.4%
Diversified Consumer Services	3.2%
Household Products	3.1%
Personal Products	2.9%
Wireless Telecommunication Services	2.8%
Health Care Equipment & Supplies	2.0%
Media	1.4%
Automobiles	1.4%
Distributors	1.2%
IT Services	0.9%
Life Sciences Tools & Services	0.7%
Consumer Finance	0.6%
Exchange-Traded Funds	0.4%
Repurchase Agreements	0.6%
Other assets less liabilities	0.0%

100.0%

AllianzGI Emerging Markets Debt Fund

			Principal Amount (000s)	Value
Corporate Bonds & Notes—47.1%
Azerbaijan—1.1%
International Bank of Azerbaijan OJSC,
5.625%, 6/11/19		$	500	$466,250

Brazil—6.0%
CIMPOR Financial Operations BV (a)(b),
5.75%, 7/17/24			226	166,110
Marfrig Holding Europe BV,
9.875%, 7/24/17			300	307,500
Minerva Luxembourg S.A. (a)(b),
7.75%, 1/31/23			210	212,887
Odebrecht Offshore Drilling Finance Ltd.,
6.75%, 10/1/23			264	60,679
Petrobras Global Finance BV,
3.50%, 2/6/17			300	295,710
7.875%, 3/15/19			700	673,050
Vale S.A.,
5.625%, 9/11/42			300	214,242
Votorantim Cimentos S.A.,
3.25%, 4/25/21	€		380	351,050
3.50%, 7/13/22			300	265,984

				2,547,212

Chile—1.7%
Banco del Estado de Chile,
3.875%, 2/8/22		$	257	272,314
Banco Santander Chile (a)(b),
3.875%, 9/20/22			220	229,127
Corp. Nacional del Cobre de Chile,
4.50%, 8/13/23			200	206,959

				708,400

China—6.5%
Big Will Investments Ltd.,
10.875%, 4/29/16			200	201,260
Century Master Investment Co., Ltd.,
4.75%, 9/19/18			200	210,871
CITIC Ltd.,
6.80%, 1/17/23			400	475,658
CRCC Yupeng Ltd. (d),
3.95%, 8/1/19			402	411,623
Franshion Development Ltd.,
6.75%, 4/15/21			400	447,249
Industrial & Commercial Bank of China Ltd.,
4.875%, 9/21/25 (a)(b)			200	206,024
4.875%, 9/21/25			200	206,024
Sinopec Group Overseas Development 2015 Ltd.,
3.25%, 4/28/25			400	397,904
Yuzhou Properties Co., Ltd.,
8.75%, 10/4/18			200	212,668

				2,769,281

El Salvador—0.4%
AES El Salvador Trust II (a)(b),
6.75%, 3/28/23			210	164,850

Guatemala—1.7%
Comcel Trust via Comunicaciones Celulares S.A.,
6.875%, 2/6/24 (a)(b)			203	190,820
6.875%, 2/6/24			570	535,800

				726,620

Hong Kong—3.1%
Bank of East Asia Ltd. (d)(e),
5.50%, 12/29/49			200	190,564
CLP Power HK Finance Ltd. (d),
4.25%, 11/7/19			406	413,232
PCCW Capital No 4 Ltd.,
5.75%, 4/17/22			200	225,621
Studio City Finance Ltd.,
8.50%, 12/1/20			250	251,875

	Principal Amount (000s)	Value
Swire Properties MTN Financing Ltd.,
3.625%, 1/13/26	$250	$260,039

		1,341,331

India—4.5%
ABJA Investment Co. Pte Ltd.,
5.95%, 7/31/24	400	374,256
Export-Import Bank of India,
4.00%, 1/14/23	409	426,644
GCX Ltd.,
7.00%, 8/1/19	405	380,820
Indian Oil Corp. Ltd.,
5.75%, 8/1/23	400	449,159
Reliance Holding USA, Inc.,
5.40%, 2/14/22	250	279,457

		1,910,336

Indonesia—2.9%
Indo Energy Finance II BV,
6.375%, 1/24/23	256	113,978
Jababeka International BV,
7.50%, 9/24/19	400	401,447
Marquee Land PTE Ltd.,
9.75%, 8/5/19	200	200,200
Pacific Emerald Pte Ltd.,
9.75%, 7/25/18	200	202,000
Pertamina Persero PT,
4.875%, 5/3/22	304	309,558

		1,227,183

Israel—0.4%
Delek & Avner Tamar Bond Ltd. (a)(b),
2.803%, 12/30/16	150	150,000

Korea (Republic of)—1.0%
Woori Bank,
4.75%, 4/30/24	404	425,286

Malaysia—0.9%
Malayan Banking Bhd. (e),
3.25%, 9/20/22	400	403,854

Mexico—2.7%
Alfa S.A.B. de C.V. (a)(b),
6.875%, 3/25/44	211	212,055
BBVA Bancomer S.A.,
7.25%, 4/22/20	192	214,080
Coca-Cola Femsa S.A.B. de C.V.,
3.875%, 11/26/23	194	201,724
Comision Federal de Electricidad,
4.875%, 1/15/24	221	228,182
Sixsigma Networks Mexico S.A. de C.V. (a)(b),
8.25%, 11/7/21	300	284,250

		1,140,291

Morocco—0.4%
OCP S.A.,
4.50%, 10/22/25	200	191,817

Nigeria—1.4%
FBN Finance Co. BV, (converts to FRN on 7/23/19) (a)(b),
8.00%, 7/23/21	251	191,644
GTB Finance BV (a)(b),
6.00%, 11/8/18	201	188,186
Zenith Bank PLC (a)(b),
6.25%, 4/22/19	250	227,450

		607,280

Peru—0.5%
Corp. Financiera de Desarrollo S.A.,
4.75%, 2/8/22	207	217,868

142	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Philippines—1.6%
Petron Corp. (d)(e),
7.50%, 2/6/49	$400	$420,000
Power Sector Assets & Liabilities Management Corp.,
7.39%, 12/2/24	200	266,579

		686,579

Qatar—0.6%
Ras Laffan Liquefied Natural Gas Co., Ltd. III (a)(b),
6.332%, 9/30/27	250	277,715

Russian Federation—4.1%
Alfa Bank AO Via Alfa Bond Issuance PLC (a)(b),
7.50%, 9/26/19	200	209,034
Gazprom Neft OAO Via GPN Capital S.A. (a)(b),
6.00%, 11/27/23	203	201,731
Gazprom OAO Via Gaz Capital S.A.,
4.95%, 2/6/28	200	181,761
Lukoil International Finance BV (a)(b),
6.656%, 6/7/22	385	410,986
Sberbank of Russia Via SB Capital S.A. (a)(b),
5.25%, 5/23/23	224	202,496
TMK OAO Via TMK Capital S.A. (a)(b),
6.75%, 4/3/20	203	200,970
VimpelCom Holdings BV,
5.95%, 2/13/23	350	342,349

		1,749,327

South Africa—2.4%
African Bank Ltd. (c),
8.125%, 2/24/17	300	261,000
Gold Fields Orogen Holding BVI Ltd. (a)(b),
4.875%, 10/7/20	200	182,000
MTN Mauritius Investments Ltd. (a)(b),
4.755%, 11/11/24	200	180,750
Myriad International Holdings B.V.,
5.50%, 7/21/25 (a)(b)	200	201,979
5.50%, 7/21/25	200	201,979

		1,027,708

Turkey—2.2%
Akbank TAS (a)(b),
3.875%, 10/24/17	250	254,142
Global Liman Isletmeleri (a)(b),
8.125%, 11/14/21	300	265,122
Yasar Holdings AS (a)(b),
8.875%, 5/6/20	400	412,480

		931,744

United Arab Emirates—0.2%
Dolphin Energy Ltd. (a)(b),
5.888%, 6/15/19	95	102,015

United Kingdom—0.3%
Genel Energy Finance PLC (b),
7.50%, 5/14/19	200	124,000

Uruguay—0.3%
Navios South American Logistics, Inc. (a)(b),
7.25%, 5/1/22	213	138,450

Venezuela—0.2%
Petroleos de Venezuela S.A.,
8.50%, 11/2/17	133	70,853

Total Corporate Bonds & Notes (cost—$20,564,691)		20,106,250

Sovereign Debt Obligations—25.5%
Angola—0.4%
Angolan Government International Bond (b),
9.50%, 11/12/25	200	182,750

			Principal Amount (000s)	Value
Argentina—0.9%
Argentine Republic Government International Bond (c),
8.75%, 6/2/17		$	350	$405,502

Azerbaijan—0.8%
Republic of Azerbaijan International Bond,
4.75%, 3/18/24			375	358,125

Brazil—0.9%
Brazilian Government International Bond,
4.25%, 1/7/25			400	366,900

Cameroon—0.4%
Republic of Cameroon (a)(b),
9.50%, 11/19/25			200	189,000

Croatia—1.4%
Croatia Government International Bond,
5.50%, 4/4/23			551	582,744

Dominican Republic—0.5%
Dominican Republic International Bond,
5.50%, 1/27/25			200	201,000

Gabon—0.4%
Gabonese Republic (a)(b),
6.95%, 6/16/25			200	167,500

Hungary—1.5%
Hungary Government International Bond,
5.375%, 2/21/23			196	217,631
6.25%, 1/29/20			185	206,135
7.625%, 3/29/41			150	212,985

				636,751

Indonesia—0.7%
Indonesia Government International Bond (a)(b),
4.625%, 4/15/43			300	283,687

Ivory Coast—0.7%
Ivory Coast Government International Bond (a)(b),
6.375%, 3/3/28			300	285,000

Jamaica—0.5%
Jamaica Government International Bond,
6.75%, 4/28/28			200	205,500

Kazakhstan—0.7%
Kazakhstan Government International Bond (a)(b),
5.125%, 7/21/25			300	309,975

Kenya—0.5%
Kenya Government International Bond,
5.875%, 6/24/19			200	197,320

Mexico—2.4%
Mexican Bonos,
10.00%, 12/5/24		MXN	11,000	818,601
Mexico Government International Bond,
3.60%, 1/30/25		$	200	204,500

				1,023,101

Morocco—0.7%
Morocco Government International Bond,
3.50%, 6/19/24	€		250	292,662

Mozambique—0.3%
EMATUM Via Mozambique Finance BV,
6.305%, 9/11/20		$	164	143,500

Namibia—0.5%
Republic of Namibia (a)(b),
5.25%, 10/29/25			200	194,000

Pakistan—0.6%
Pakistan Government International Bond,
8.25%, 4/15/24			250	266,777

		Principal Amount (000s)	Value
Panama—0.6%
Panama Government International Bond,
3.75%, 3/16/25	$	250	$257,500

Paraguay—0.5%
Republic of Paraguay,
6.10%, 8/11/44		207	211,916

Philippines—0.6%
Republic of Philippines,
3.95%, 1/20/40		250	274,781

Poland—0.3%
Poland Government International Bond,
3.25%, 4/6/26		150	149,805

Romania—0.9%
Romanian Government International Bond,
6.125%, 1/22/44		300	367,034

Russian Federation—1.0%
Russian Federation Bond,
4.875%, 9/16/23		400	418,723

Serbia—2.2%
Serbia International Bond,
5.875%, 12/3/18		292	305,926
7.25%, 9/28/21		575	644,000

			949,926

South Africa—0.7%
South Africa Government Bond,
6.50%, 2/28/41	ZAR	2,000	93,938
6.75%, 3/31/21		3,500	218,813

			312,751

Sri Lanka—0.7%
Republic of Sri Lanka,
5.875%, 7/25/22	$	300	283,736

Turkey—1.0%
Turkey Government International Bond,
4.25%, 4/14/26		450	439,085

Ukraine—0.8%
Ukraine Government International Bond (a)(b),
zero coupon, 5/31/40		115	38,048
7.75%, 9/1/20		150	141,037
7.75%, 9/1/23		200	181,920

			361,005

United Arab Emirates—0.7%
IPIC GMTN Ltd. (a)(b),
5.00%, 11/15/20		253	280,830

Uruguay—0.7%
Uruguay Government International Bond,
4.375%, 10/27/27		284	292,767

Total Sovereign Debt Obligations (cost—$11,014,193)			10,891,653

Repurchase Agreements—31.8%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $13,571,011; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $13,843,640 including accrued interest
(cost—$13,571,000)		13,571	13,571,000

Total Investments (cost—$45,149,884)—104.4%			44,568,903

Liabilities in excess of other assets (f)—(4.4)%			(1,863,350)

Net Assets—100.0%			$42,705,553

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	143

Schedule of Investments

March 31, 2016 (Unaudited)

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $7,734,270, representing 18.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) In default.

(d) Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(e) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2016.

(f) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

€—Euro

FRN—Floating Rate Note

MXN—Mexican Peso

ZAR—South African Rand

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	25.5%
Banks	10.7%
Oil, Gas & Consumable Fuels	9.3%
Telecommunications	5.0%
Real Estate	3.6%
Iron/Steel	2.5%
Diversified Financial Services	2.5%
Electric Utilities	1.9%
Food & Beverage	1.7%
Holding Companies-Diversified	1.5%
Energy Equipment & Services	1.0%
Engineering & Construction	1.0%
Media	0.9%
Mining	0.9%
Building Materials	0.8%
Construction Materials	0.6%
Commercial Services	0.6%
Lodging	0.6%
Retail	0.5%
Metal Fabricate/Hardware	0.5%
Chemicals	0.4%
Transportation	0.3%
Coal	0.3%
Repurchase Agreements	31.8%
Liabilities in excess of other assets	(4.4)%

100.0%

AllianzGI Emerging Markets Small-Cap Fund

	Shares	Value
Common Stock—95.0%
Brazil—1.2%
Cia Paranaense de Energia	3,400	$17,437
Cosan Ltd., Class A	8,800	43,296
Smiles S.A.	3,600	38,056

		98,789

Chile—0.2%
Sociedad Matriz del Banco de Chile S.A., Class B	46,754	13,330

China—15.9%
361 Degrees International Ltd.	214,000	66,379
AMVIG Holdings Ltd.	26,000	10,858
Anhui Expressway Co., Ltd., Class H	18,000	14,006
Chaowei Power Holdings Ltd. (c)	21,000	13,076
China Creative Home Group Ltd.	206,000	17,554
China Lesso Group Holdings Ltd.	228,000	122,565
China Lodging Group Ltd. ADR	500	19,105
China Maple Leaf Educational Systems Ltd.	130,000	82,088
China Southern Airlines Co., Ltd., Class H	20,000	12,619
Dah Chong Hong Holdings Ltd.	32,000	13,058
Ju Teng International Holdings Ltd.	134,000	69,142
Kingboard Laminates Holdings Ltd.	144,000	67,046
Lee & Man Paper Manufacturing Ltd.	149,000	101,351
Peak Sport Products Co., Ltd.	221,000	54,541
Powerlong Real Estate Holdings Ltd.	198,000	41,450
PW Medtech Group Ltd. (c)	73,000	16,309
Texhong Textile Group Ltd.	41,500	42,179
Tiangong International Co., Ltd.	210,000	16,522
Tianjin Capital Environmental Protection Group Co., Ltd., Class H	62,000	37,575
Tianjin Development Holdings Ltd.	244,000	123,831
Tianneng Power International Ltd. (c)	190,000	169,844
Weiqiao Textile Co., Class H	195,000	140,750
Xingda International Holdings Ltd.	108,000	22,995
Yingde Gases Group Co., Ltd.	47,000	18,045
Yuexiu Real Estate Investment Trust REIT	115,000	63,745

		1,356,633

Colombia—0.3%
Avianca Holdings S.A. ADR	4,800	23,856

Czech Republic—0.8%
Philip Morris CR AS	130	72,234

Greece—1.5%
Aegean Airlines S.A.	3,707	35,855
Hellenic Petroleum S.A. (c)	6,882	28,972
Motor Oil Hellas Corinth Refineries S.A.	5,446	58,624

		123,451

Hong Kong—4.6%
Champion REIT	361,000	183,872

144	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Langham Hospitality Investments and Langham Hospitality Investments Ltd. UNIT REIT	53,000	$18,815
Pak Fah Yeow International Ltd.	27,500	13,984
Pico Far East Holdings Ltd.	104,000	27,752
Playmates Toys Ltd.	68,000	14,173
Regal Real Estate Investment Trust REIT	71,000	18,138
Texwinca Holdings Ltd.	72,000	70,247
Victory City International Holdings Ltd.	456,000	32,996
Win Hanverky Holdings Ltd.	54,000	9,775

		389,752

India—7.2%
Apollo Tyres Ltd.	31,440	83,630
Chennai Petroleum Corp. Ltd. (c)	21,864	65,650
Claris Lifesciences Ltd. (c)	10,796	21,180
Dishman Pharmaceuticals & Chemicals Ltd.	16,423	82,930
Eros International Media Ltd. (c)	4,726	12,045
GHCL Ltd.	13,902	24,072
Jet Airways India Ltd. (c)	2,345	19,343
Jubilant Life Sciences Ltd.	3,031	19,029
Karnataka Bank Ltd.	14,575	22,645
KPIT Technologies Ltd.	20,410	45,633
Nilkamal Ltd.	818	13,612
Polaris Consulting & Services Ltd.	3,082	8,772
Rajesh Exports Ltd.	9,888	92,463
Reliance Infrastructure Ltd. (c)	9,477	76,248
Rolta India Ltd. (c)	6,775	7,761
Uflex Ltd.	3,503	9,202
Vardhman Textiles Ltd.	974	11,340

		615,555

Indonesia—1.5%
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	331,300	24,147
Bank Tabungan Negara Persero Tbk PT	627,000	82,454
Japfa Comfeed Indonesia Tbk PT (c)	354,800	21,412

		128,013

Korea (Republic of)—17.0%
Aekyung Petrochemical Co., Ltd.	241	11,728
Daishin Securities Co., Ltd.	11,304	118,582
Dongbu HiTek Co., Ltd. (c)	1,549	24,468
Dongwha Pharm Co., Ltd.	12,419	88,040
e-LITECOM Co., Ltd.	8,187	103,506
Humax Co., Ltd.	6,446	74,082
Huvis Corp.	1,787	13,892
Ilsung Pharmaceuticals Co., Ltd.	117	11,459
INTOPS Co., Ltd.	4,208	75,609
Jahwa Electronics Co., Ltd.	3,591	47,132
KB Insurance Co., Ltd.	531	15,825
KG Eco Technology Service Co., Ltd.	6,919	19,486
Kolon Industries, Inc.	328	20,777
Korea Petro Chemical Ind Co., Ltd. (c)	228	51,188
Korea United Pharm, Inc.	5,586	96,254
Kwang Dong Pharmaceutical Co., Ltd.	6,851	66,787
Kwangju Bank (c)	8,536	62,485
Macquarie Korea Infrastructure Fund	9,290	67,971

	Shares	Value
Moorim P&P Co., Ltd.	19,767	$84,214
Pyeong Hwa Automotive Co., Ltd.	751	8,774
S&T Dynamics Co., Ltd. (c)	2,292	27,736
S&T Motiv Co., Ltd. (c)	607	36,709
Songwon Industrial Co., Ltd.	2,063	35,735
Taekwang Industrial Co., Ltd.	108	87,923
TK Chemical Corp. (c)	58,515	106,088
Ubiquoss, Inc.	2,634	29,964
Unid Co., Ltd.	266	11,588
Yearimdang Publishing Co., Ltd.	12,330	49,608

		1,447,610

Malaysia—5.2%
Mitrajaya Holdings Bhd.	54,100	17,056
NTPM Holdings Bhd.	109,100	27,951
Ta Ann Holdings Bhd.	158,700	205,417
Top Glove Corp. Bhd.	118,400	152,328
Unisem M Bhd.	70,400	40,087

		442,839

Mexico—0.6%
Controladora Vuela Cia de Aviacion S.A.B. de C.V. ADR (c)	500	10,535
Prologis Property Mexico S.A. de C.V. REIT (c)	18,900	30,017
Vitro S.A.B. de C.V., Ser. A (c)	3,500	11,671

		52,223

Philippines—1.4%
Cebu Air, Inc.	62,520	121,544

Poland—1.8%
Asseco Poland S.A.	3,918	63,530
Ciech S.A. (c)	774	14,531
Kernel Holding S.A.	5,055	72,201

		150,262

Russian Federation—2.1%
Acron JSC (b)	494	27,081
M Video PAO (b)	7,058	28,091
Ros Agro PLC GDR	7,301	123,022

		178,194

Singapore—0.2%
Yangzijiang Shipbuilding Holdings Ltd.	19,300	14,017

South Africa—2.6%
Aeci Ltd.	11,311	69,718
Astral Foods Ltd.	5,757	43,216
DRDGOLD Ltd. ADR	8,800	35,112
Harmony Gold Mining Co., Ltd. ADR (c)	6,000	21,840
Raubex Group Ltd.	16,900	20,994
S.A. Corporate Real Estate Fund Nominees Pty Ltd. REIT	106,065	34,699

		225,579

Taiwan—21.2%
Ability Enterprise Co., Ltd. (c)	82,583	51,595
AcBel Polytech, Inc.	35,000	28,962
Bioteque Corp.	2,000	8,922
Casetek Holdings Ltd.	8,000	43,457
Coretronic Corp.	108,000	110,329
Feng Hsin Iron & Steel Co.	22,000	28,736
Gigabyte Technology Co., Ltd.	27,000	29,780
Grand Pacific Petrochemical	29,000	15,576
Grand Plastic Technology	7,000	53,407
Huaku Development Co., Ltd.	114,000	210,764
King Yuan Electronics Co., Ltd.	93,000	82,579
Micro-Star International Co., Ltd.	9,000	13,864

	Shares	Value
Netronix, Inc.	51,000	$99,835
Powertech Technology, Inc.	52,000	117,848
Realtek Semiconductor Corp.	13,000	35,736
Sampo Corp.	56,000	23,408
Shin Zu Shing Co., Ltd.	55,000	196,350
Shinkong Synthetic Fibers Corp.	45,000	12,710
Sinbon Electronics Co., Ltd.	50,000	102,065
Taiwan Shin Kong Security Co., Ltd.	13,000	16,174
Taiwan Union Technology Corp.	121,000	93,096
Tong Yang Industry Co., Ltd.	8,000	12,009
Topoint Technology Co., Ltd.	54,000	38,933
Unizyx Holding Corp.	44,000	21,462
Visual Photonics Epitaxy Co., Ltd.	57,000	98,203
Win Semiconductors Corp.	111,811	221,316
Winbond Electronics Corp. (c)	143,000	41,950

		1,809,066

Thailand—6.7%
Advanced Information Technology PCL NVDR	32,000	27,944
Bangchak Petroleum PCL NVDR	28,000	23,254
CPN Retail Growth Leasehold Property Fund UNIT	155,200	83,820
Hana Microelectronics PCL NVDR	22,600	22,961
IRPC PCL NVDR	837,500	120,041
Kiatnakin Bank PCL NVDR	42,700	50,932
SVI PCL NVDR (c)	642,100	96,648
Thai Oil PCL NVDR	12,300	24,171
Thai Vegetable Oil PCL NVDR	23,200	15,425
Thanachart Capital PCL NVDR	94,900	101,806

		567,002

Turkey—1.4%
Aksa Akrilik Kimya Sanayii AS	2,713	10,046
Tat Gida Sanayi AS (c)	11,066	23,285
Turk Hava Yollari AO (c)	32,313	89,397

		122,728

United States—1.6%
Net 1 UEPS Technologies, Inc. (c)	14,865	136,758

Total Common Stock (cost—$7,739,121)		8,089,435

Preferred Stock—3.4%
Brazil—2.1%
Banco ABC Brasil S.A.	3,300	11,289
Banco do Estado do Rio Grande do Sul S.A., Class B	52,900	117,698
Suzano Papel e Celulose S.A., Class A	14,600	51,405

		180,392

Russian Federation—1.3%
Bashneft PAO (b)	3,761	104,217

Total Preferred Stock (cost—$224,973)		284,609

Total Investments (cost—$7,964,094) (a)—98.4%		8,374,044

Other assets less liabilities—1.6%		139,729

Net Assets—100.0%		$8,513,773

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	145

Schedule of Investments

March 31, 2016 (Unaudited)

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $6,947,359, representing 81.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Fair-Valued—Securities with an aggregate value of $159,389, representing 1.9% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Semiconductors & Semiconductor Equipment	9.6%
Electronic Equipment, Instruments & Components	8.5%
Textiles, Apparel & Luxury Goods	7.6%
Banks	5.7%
Oil, Gas & Consumable Fuels	5.5%
Paper & Forest Products	5.2%
Real Estate Investment Trust	4.9%
Chemicals	4.7%
Auto Components	4.1%
Pharmaceuticals	3.7%
Airlines	3.7%
Food Products	3.5%
Real Estate Management & Development	3.2%
Machinery	2.5%
Technology Hardware, Storage & Peripherals	2.2%
IT Services	2.1%
Health Care Equipment & Supplies	2.1%
Media	1.5%
Communications Equipment	1.5%
Multi-Utilities	1.5%
Building Products	1.4%
Capital Markets	1.4%
Software	1.3%
Metals & Mining	1.2%
Electric Utilities	1.1%
Household Durables	1.1%
Life Sciences Tools & Services	1.0%
Diversified Consumer Services	1.0%
Tobacco	0.9%
Diversified Financial Services	0.8%
Commercial Services & Supplies	0.6%
Containers & Packaging	0.5%
Construction & Engineering	0.4%
Electrical Equipment	0.3%
Specialty Retail	0.3%
Household Products	0.3%
Aerospace & Defense	0.3%
Independent Power Producers & Energy Traders	0.2%
Hotels, Restaurants & Leisure	0.2%
Insurance	0.2%
Leisure Equipment & Products	0.2%
Transportation Infrastructure	0.2%
Distributors	0.2%
Other assets less liabilities	1.6%

100.0%

AllianzGI Europe Equity Dividend Fund

	Shares	Value
Common Stock—88.4%
Belgium—3.1%
bpost S.A.	2,850	$79,093
EVS Broadcast Equipment S.A. (c)	880	32,529

		111,622

Finland—2.4%
Nokian Renkaat Oyj	2,430	85,732

France—10.0%
Coface S.A. (c)	3,720	30,676
SCOR SE	1,935	68,220
SES S.A.	4,486	131,237
Total S.A.	1,840	83,722
Vivendi S.A.	2,190	45,896

		359,751

Germany—9.3%
Drillisch AG (c)	1,360	55,650
Freenet AG (c)	3,109	92,857
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	930	188,738

		337,245

Italy—2.1%
Snam SpA	12,180	76,223

Netherlands—1.3%
Koninklijke KPN NV	11,190	46,859

Norway—4.0%
Statoil ASA	3,800	59,350
Telenor ASA	2,250	36,380
TGS Nopec Geophysical Co. ASA	2,170	33,079
Yara International ASA	460	17,268

		146,077

Portugal—1.2%
CTT-Correios de Portugal S.A. (c)	4,740	44,555

Spain—8.1%
Cia de Distribucion Integral Logista Holdings S.A. (c)	4,300	97,025
Enagas S.A.	3,070	92,145
Ferrovial S.A.	3,370	72,323
Mapfre S.A.	14,350	30,884

		292,377

Sweden—3.7%
NCC AB, Class B	1,490	54,232
Nordea Bank AB	8,070	77,407

		131,639

Switzerland—7.1%
Cembra Money Bank AG (c)(d)	1,147	80,059
Sunrise Communications Group AG (a)(c)(d)	1,936	132,893
UBS Group AG	2,720	43,754

		256,706

United Kingdom—36.1%
Ashmore Group PLC (c)	18,480	76,164
AstraZeneca PLC	1,800	100,497
BP PLC	17,000	85,057
British American Tobacco PLC	2,760	161,393
Centrica PLC	15,150	49,493
GlaxoSmithKline PLC	3,950	79,961
HSBC Holdings PLC	13,140	81,717
ICAP PLC	5,450	37,068
IG Group Holdings PLC	4,675	53,626
Imperial Brands PLC	2,210	122,362
Royal Dutch Shell PLC, Class A	5,840	141,525

146	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Tate & Lyle PLC	4,380	$36,302
Tullett Prebon PLC	4,470	22,586
UBM PLC (c)	11,240	96,845
Vodafone Group PLC	50,550	160,630

		1,305,226

Total Common Stock (cost—$3,314,388)		3,194,012

	Principal Amount (000s)
Repurchase Agreements—10.8%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $390,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $402,143 including accrued interest
(cost—$390,000)	$390	390,000

Total Investments (cost—$3,704,388) (b)—99.2%		3,584,012

Other assets less liabilities—0.8%		29,698

Net Assets—100.0%		$3,613,710

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $3,161,483, representing 87.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Oil, Gas & Consumable Fuels	10.2%
Insurance	8.8%
Wireless Telecommunication Services	8.5%
Tobacco	7.8%
Media	7.6%
Air Freight & Logistics	6.1%
Diversified Telecommunication Services	6.0%
Pharmaceuticals	5.0%
Capital Markets	5.0%
Gas Utilities	4.7%
Banks	4.4%
Construction & Engineering	3.5%
Auto Components	2.4%
Consumer Finance	2.2%
Diversified Financial Services	1.5%
Multi-Utilities	1.4%
Food Products	1.0%
Energy Equipment & Services	0.9%
Communications Equipment	0.9%
Chemicals	0.5%
Repurchase Agreements	10.8%
Other assets less liabilities	0.8%

100.0%

AllianzGI Global Fundamental Strategy Fund

	Shares	Value
Common Stock—36.1%
Belgium—1.7%
bpost S.A.	6,000	$166,512
Warehouses De Pauw CVA REIT	1,800	170,921

		337,433

France—0.7%
Engie S.A.	9,000	139,442

Germany—5.1%
BASF SE	2,100	157,911
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	900	182,650
SAP SE	1,600	128,749
TLG Immobilien AG (f)	6,282	136,926
Vonovia SE	11,900	427,220

		1,033,456

Hong Kong—2.7%
HKT Trust & HKT Ltd.	222,400	306,191
Power Assets Holdings Ltd.	22,600	231,448

		537,639

Indonesia—1.4%
Bank Negara Indonesia Persero Tbk PT	130,000	50,964
Indocement Tunggal Prakarsa Tbk PT	30,000	44,608
Telekomunikasi Indonesia Persero Tbk PT	777,300	195,929

		291,501

Israel—0.4%
Mobileye NV (g)	2,000	74,580

Italy—0.6%
Eni SpA	7,700	116,291

New Zealand—1.1%
Spark New Zealand Ltd.	87,100	219,573

Norway—1.9%
Telenor ASA	9,300	150,372
Yara International ASA	6,300	236,501

		386,873

Portugal—0.9%
CTT-Correios de Portugal S.A. (f)	20,000	187,997

Switzerland—2.3%
Nestle S.A.	3,200	238,787
Roche Holding AG	900	220,986

		459,773

Turkey—1.6%
Tupras Turkiye Petrol Rafinerileri AS (g)	11,500	323,905

United Kingdom—3.5%
BP PLC	28,000	140,094
Centrica PLC	33,200	108,460
Reckitt Benckiser Group PLC	2,900	279,724
Royal Dutch Shell PLC, Class A	7,300	176,265

		704,543

United States—12.2%
Amazon.com, Inc. (e)(g)	400	237,456
Cisco Systems, Inc. (e)	8,400	239,148
Eli Lilly & Co.	2,700	194,427

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	147

Schedule of Investments

March 31, 2016 (Unaudited)

			Shares	Value
General Electric Co. (e)			8,300	$263,857
Intel Corp. (e)			8,600	278,210
Johnson & Johnson			2,400	259,680
Merck & Co., Inc.			4,200	222,222
Microchip Technology, Inc. (e)			5,800	279,560
Microsoft Corp. (e)			5,100	281,673
Verizon Communications, Inc.			3,900	210,912

				2,467,145

Total Common Stock (cost—$6,522,102)				7,280,151

			Principal Amount (000s)
Corporate Bonds & Notes—25.0%
Brazil—1.9%
Petrobras Global Finance BV,
4.375%, 5/20/23		$	280	205,016
5.375%, 1/27/21			200	164,690

				369,706

Mexico—2.0%
Controladora Mabe S.A. de C.V. (a)(b),
7.875%, 10/28/19			200	218,200
Petroleos Mexicanos, 6.625%, 6/15/35			190	183,350

				401,550

Supranational—9.9%
European Investment Bank,
0.625%, 4/15/16			1,000	1,000,034
Inter-American Development Bank,
0.625%, 9/12/16			1,000	1,000,143

				2,000,177

Switzerland—2.7%
Credit Suisse AG, 5.30%, 8/13/19			500	549,085

United States—8.5%
AT&T, Inc., 5.80%, 2/15/19			500	557,748
HSBC USA, Inc., 1.625%, 1/16/18			500	499,168
Oracle Corp., 5.75%, 4/15/18			600	656,296

				1,713,212

Total Corporate Bonds & Notes (cost—$5,031,080)				5,033,730

Sovereign Debt Obligations—19.8%
Brazil—2.0%
Brazil Notas do Tesouro Nacional, Ser. F,
10.00%, 1/1/18		BRL	1,500	398,206

Indonesia—2.6%
Indonesia Treasury Bond,
7.375%, 9/15/16		IDR	6,900,000	523,432

Italy—5.7%
Italy Buoni Poliennali Del Tesoro (d),
1.65%, 4/23/20	€		438	528,192
3.10%, 9/15/26			439	632,365

				1,160,557

			Principal Amount (000s)	Value
Mexico—2.2%
Mexican Bonos, Ser. M,
6.50%, 6/9/22		MXN	7,500	$455,523

Poland—2.1%
Poland Government Bond,
3.75%, 4/25/18		PLN	1,500	421,192

Russian Federation—1.0%
Russian Federation Bond (a)(b),
4.50%, 4/4/22		$	200	205,443

South Africa—2.0%
South Africa Government Bond,
8.00%, 12/21/18		ZAR	6,000	402,571

Spain—2.2%
Spain Government Inflation Linked Bond (b)(d),
1.80%, 11/30/24	€		345	437,290

Total Sovereign Debt Obligations (cost—$4,700,973)				4,004,214

U.S. Treasury Obligations—2.5%
U.S. Treasury Inflation Indexed Notes (d), 0.25%, 1/15/25
(cost—$476,491)		$	500	504,904

			Shares
Exchange-Traded Funds—1.8%
iShares MSCI Emerging Markets Index (e) (cost—$436,510)			10,400	356,200

Preferred Stock—0.5%
Brazil—0.5%
Vale S.A. (cost—$196,083)			35,000	110,773

			Principal Amount (000s)
Repurchase Agreements—13.2%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $2,653,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $2,710,335 including accrued interest
(cost—$2,653,000)		$	2,653	2,653,000

			Contracts
Options Purchased (g)(i)—0.3%
Put Options—0.3%
E-mini S&P 500 Index, strike price $1,975.00, expires 9/16/16 (cost—$74,299)			20	63,500

Total Investments, before options written (cost—$20,090,538)—99.2%				20,006,472

Options Written (g)(i)—(0.2)%
Call Options—(0.1)%
Euro STOXX 600 Index, strike price $765.00, expires 5/20/16			25	(13,015)

	Contracts	Value
Put Options—(0.1)%
E-mini S&P 500 Index, strike price $1,800.00, expires 9/16/16	20	$(29,500)

Total Options Written (premiums received—$56,970)		(42,515)

Total Investments, net of options written (cost—$20,033,568) (c)—99.0%		19,963,957

Other assets less other liabilities (h)—1.0%		204,252

Net Assets—100.0%		$20,168,209

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $423,643, representing 2.1% of net assets.

(b) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c) Securities with an aggregate value of $4,432,235, representing 22.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(e) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(f) Affiliated security.

(g) Non-income producing.

(h) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

(i) Exchange traded-Chicago Board Options Exchange.

Glossary:

BRL—Brazilian Real

€—Euro

IDR—Indonesian Rupiah

MSCI—Morgan Stanley Capital International

MXN—Mexican Peso

PLN—Polish Zloty

REIT—Real Estate Investment Trust

ZAR—South African Rand

148	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

The industry classification of portfolio holdings and other assets less other liabilities shown as a percentage of net assets were as follows:

Sovereign Debt Obligations	19.8%
Banks	15.3%
Oil, Gas & Consumable Fuels	6.5%
Software	5.7%
Diversified Telecommunication Services	5.4%
Pharmaceuticals	4.4%
Real Estate Management & Development	2.8%
Semiconductors & Semiconductor Equipment	2.8%
Telecommunications	2.8%
U.S. Treasury Obligations	2.5%
Chemicals	2.0%
Exchange-Traded Funds	1.8%
Air Freight & Logistics	1.8%
Household Products	1.4%
Industrial Conglomerates	1.3%
Multi-Utilities	1.2%
Communications Equipment	1.2%
Food Products	1.2%
Internet & Catalog Retail	1.2%
Electric Utilities	1.1%
Household Products/Wares	1.1%
Insurance	0.9%
Real Estate Investment Trust	0.8%
Metals & Mining	0.5%
Construction Materials	0.2%
Repurchase Agreements	13.2%
Options Purchased	0.3%
Options Written	(0.2)%
Other assets less other liabilities	1.0%

100.0%

AllianzGI Global Sustainability Fund

	Shares	Value
Common Stock—94.0%
Australia—1.3%
Australia & New Zealand Banking Group Ltd.	14,472	$259,432

Canada—1.1%
Gibson Energy, Inc.	16,961	224,623

Denmark—2.0%
Novo Nordisk A/S, Class B	7,466	404,311

France—2.8%
BNP Paribas S.A.	5,366	269,591
Bureau Veritas S.A. (b)	13,609	302,574

		572,165

Germany—5.9%
Adidas AG	3,904	455,834
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,127	431,662
SAP SE	3,983	320,506

		1,208,002

Japan—3.6%
Astellas Pharma, Inc.	17,100	227,251
Daikin Industries Ltd.	4,600	343,549
Mazda Motor Corp.	11,200	173,844

		744,644

Norway—1.3%
Storebrand ASA (c)	66,532	259,162

Spain—4.0%
Amadeus IT Holding S.A., Class A	10,383	444,017
Industria de Diseno Textil S.A.	11,193	375,185

		819,202

Sweden—2.8%
Atlas Copco AB, Class A	12,273	308,020
Skandinaviska Enskilda Banken AB, Class A	29,207	278,524

		586,544

Switzerland—4.6%
Nestle S.A.	3,437	256,471
Roche Holding AG	1,745	428,468
UBS Group AG	16,329	262,669

		947,608

United Kingdom—12.3%
AstraZeneca PLC	4,793	267,602
BHP Billiton PLC	13,451	150,629
Prudential PLC	18,916	351,997
Reckitt Benckiser Group PLC	2,662	256,767
Royal Dutch Shell PLC, Class B	10,073	245,124
Unilever PLC	10,008	451,288
Vodafone Group PLC	124,591	395,907
WPP PLC	17,823	414,839

		2,534,153

United States—52.3%
Accenture PLC, Class A	3,760	433,904
Agilent Technologies, Inc.	8,948	356,578
Alphabet, Inc., Class A (c)	731	557,680
American Express Co.	5,491	337,147
Apple, Inc.	3,997	435,633
Biogen, Inc. (c)	784	204,091
Citigroup, Inc.	9,501	396,667
Colgate-Palmolive Co.	6,466	456,823
Eaton Corp. PLC	5,807	363,286
Ecolab, Inc.	2,864	319,393
EOG Resources, Inc.	4,451	323,054

	Shares	Value
Estee Lauder Cos., Inc., Class A	5,248	$494,939
IDEX Corp.	5,103	422,937
Intel Corp.	6,795	219,818
International Flavors & Fragrances, Inc.	3,470	394,782
Intuit, Inc.	3,595	373,916
Johnson & Johnson	4,741	512,976
McGraw Hill Financial, Inc.	2,597	257,051
Microsoft Corp.	8,507	469,842
Mondelez International, Inc., Class A	9,172	367,981
Nielsen Holdings PLC	6,531	343,922
Priceline Group, Inc. (c)	342	440,824
Schlumberger Ltd.	5,169	381,214
Starbucks Corp.	9,277	553,837
Visa, Inc., Class A	7,657	585,607
Wells Fargo & Co.	9,721	470,107
WW Grainger, Inc.	1,080	252,104

		10,726,113

Total Common Stock (cost—$19,226,174)		19,285,959

Preferred Stock—2.0%
Germany—2.0%
Henkel AG & Co. KGaA (cost—$394,678)	3,648	401,308

	Principal Amount (000s)
Repurchase Agreements—5.0%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $1,022,001; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $1,046,674 including accrued interest
(cost—$1,022,000)	$1,022	1,022,000

Total Investments (cost—$20,642,852) (a)—101.0%		20,709,267

Liabilities in excess of other assets—(1.0)%		(201,983)

Net Assets—100.0%		$20,507,284

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $8,736,531, representing 42.6% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	149

Schedule of Investments

March 31, 2016 (Unaudited)

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Pharmaceuticals	9.0%
Banks	8.2%
IT Services	7.1%
Software	5.7%
Household Products	5.4%
Insurance	5.1%
Personal Products	4.6%
Oil, Gas & Consumable Fuels	3.9%
Machinery	3.6%
Chemicals	3.5%
Professional Services	3.2%
Food Products	3.0%
Internet Software & Services	2.7%
Hotels, Restaurants & Leisure	2.7%
Textiles, Apparel & Luxury Goods	2.2%
Internet & Catalog Retail	2.2%
Technology Hardware, Storage & Peripherals	2.1%
Media	2.0%
Wireless Telecommunication Services	1.9%
Energy Equipment & Services	1.9%
Specialty Retail	1.8%
Electrical Equipment	1.8%
Life Sciences Tools & Services	1.7%
Building Products	1.7%
Consumer Finance	1.6%
Capital Markets	1.3%
Diversified Financial Services	1.3%
Trading Companies & Distributors	1.2%
Semiconductors & Semiconductor Equipment	1.1%
Biotechnology	1.0%
Automobiles	0.8%
Metals & Mining	0.7%
Repurchase Agreements	5.0%
Liabilities in excess of other assets	(1.0)%

100.0%

AllianzGI Global Water Fund

	Shares	Value
Common Stock—92.2%
Austria—5.5%
Andritz AG	293,297	$16,067,982
Wienerberger AG	317,742	6,101,723

		22,169,705

Brazil—1.3%
Cia de Saneamento Basico do Estado de Sao Paulo ADR	829,095	5,472,027

China—2.0%
Guangdong Investment Ltd.	6,384,000	8,080,576

Finland—3.5%
Uponor Oyj	707,791	10,287,428
Wartsila Oyj Abp	85,000	3,842,247

		14,129,675

France—8.2%
Suez Environnement Co.	988,437	18,094,638
Veolia Environnement S.A.	626,310	15,074,539

		33,169,177

Germany—2.7%
GEA Group AG	228,394	11,143,566

Israel—1.3%
Israel Chemicals Ltd.	1,210,000	5,254,597

Italy—3.0%
ACEA SpA	523,938	8,023,384
Hera SpA	1,377,552	4,112,225

		12,135,609

Netherlands—4.5%
Aalberts Industries NV	413,665	14,324,903
Arcadis NV	216,487	4,031,432

		18,356,335

Switzerland—12.7%
Belimo Holding AG	2,987	8,105,753
Geberit AG	94,465	35,296,313
Georg Fischer AG	10,041	8,108,706

		51,510,772

United Kingdom—14.3%
Halma PLC	943,829	12,336,864
Pennon Group PLC	1,729,133	20,109,468
Rotork PLC	2,031,877	5,326,897
Severn Trent PLC	524,789	16,347,746
Spirax-Sarco Engineering PLC	78,766	4,112,080

		58,233,055

United States—33.2%
American Water Works Co., Inc.	514,965	35,496,537
Aqua America, Inc.	595,512	18,949,192
Danaher Corp.	270,190	25,630,223
Franklin Electric Co., Inc.	282,846	9,099,156
IDEX Corp.	152,505	12,639,614
Mueller Water Products, Inc., Class A	895,102	8,843,608
Xylem, Inc.	593,225	24,262,903

		134,921,233

Total Common Stock (cost—$321,272,749)		374,576,327

	Principal Amount (000s)	Value
Repurchase Agreements—7.5%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $30,374,025; collateralized by Fannie Mae, 1.375%, due 2/26/21, valued at $30,983,681 including accrued interest
(cost—$30,374,000)	$30,374	$30,374,000

Total Investments (cost—$351,646,749) (a)—99.7%		404,950,327

Other assets less liabilities—0.3%		1,150,371

Net Assets—100.0%		$406,100,698

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $234,183,067, representing 57.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	26.8%
Water Utilities	25.7%
Building Products	14.7%
Multi-Utilities	11.2%
Industrial Conglomerates	6.3%
Electronic Equipment, Instruments & Components	3.0%
Electrical Equipment	2.2%
Chemicals	1.3%
Construction & Engineering	1.0%
Repurchase Agreements	7.5%
Other assets less liabilities	0.3%

100.0%

150	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI High Yield Bond Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—94.8%
Advertising—0.4%
Affinion Group, Inc.,
7.875%, 12/15/18	$2,150	$1,263,125

Aerospace & Defense—1.8%
KLX, Inc. (a)(c),
5.875%, 12/1/22	1,165	1,159,175
Kratos Defense & Security Solutions, Inc.,
7.00%, 5/15/19	1,448	1,158,400
TransDigm, Inc.,
6.50%, 5/15/25	1,430	1,403,187
7.50%, 7/15/21	1,830	1,926,075

		5,646,837

Auto Components—1.6%
American Axle & Manufacturing, Inc.,
6.625%, 10/15/22	1,990	2,074,575
Commercial Vehicle Group, Inc.,
7.875%, 4/15/19	2,778	2,347,410
Goodyear Tire & Rubber Co.,
5.125%, 11/15/23	500	513,750

		4,935,735

Auto Manufacturers—0.7%
Navistar International Corp.,
8.25%, 11/1/21	2,790	2,078,550

Banks—1.1%
CIT Group, Inc.,
5.00%, 8/15/22	645	654,675
Royal Bank of Scotland Group PLC,
5.125%, 5/28/24	2,740	2,639,502

		3,294,177

Building Materials—1.0%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	3,045	3,178,219

Chemicals—3.3%
A Schulman, Inc. (a)(c),
6.875%, 6/1/23	2,465	2,440,350
Chemours Co. (a)(c),
7.00%, 5/15/25	2,760	2,225,250
OMNOVA Solutions, Inc.,
7.875%, 11/1/18	1,665	1,656,675
Platform Specialty Products Corp. (a)(c),
6.50%, 2/1/22	2,655	2,253,431
Univar USA, Inc. (a)(c),
6.75%, 7/15/23	1,755	1,733,063

		10,308,769

Commercial Services—5.3%
Cardtronics, Inc.,
5.125%, 8/1/22	1,440	1,429,200
Cenveo Corp.,
6.00%, 8/1/19 (a)(c)	865	633,613
11.50%, 5/15/17	3,285	2,085,975
ExamWorks Group, Inc.,
5.625%, 4/15/23	1,720	1,760,850
Harland Clarke Holdings Corp. (a)(c),
9.25%, 3/1/21	4,520	3,480,400
9.75%, 8/1/18	1,095	1,082,681
Hertz Corp.,
6.75%, 4/15/19	985	1,001,735
RR Donnelley & Sons Co.,
7.00%, 2/15/22	2,055	1,911,150
SFX Entertainment, Inc. (a)(b)(c)(e),
9.625%, 2/1/19	2,761	82,830

	Principal Amount (000s)	Value
United Rentals North America, Inc.,
5.50%, 7/15/25	$2,950	$2,924,187

		16,392,621

Computers—0.9%
Unisys Corp.,
6.25%, 8/15/17	1,850	1,866,188
Western Digital Corp. (a)(c)(d),
10.50%, 4/1/24	1,000	1,003,125

		2,869,313

Containers & Packaging—0.9%
Owens-Brockway Glass Container, Inc. (a)(c),
5.00%, 1/15/22	660	677,378
Reynolds Group Issuer, Inc.,
9.875%, 8/15/19	2,130	2,205,881

		2,883,259

Distribution/Wholesale—1.8%
H&E Equipment Services, Inc.,
7.00%, 9/1/22	2,255	2,300,100
Park-Ohio Industries, Inc.,
8.125%, 4/1/21	3,165	3,236,212

		5,536,312

Diversified Financial Services—5.3%
Ally Financial, Inc.,
5.75%, 11/20/25	2,345	2,303,962
8.00%, 3/15/20	1,805	2,026,113
Community Choice Financial, Inc.,
10.75%, 5/1/19	2,060	937,300
Energizer Holdings, Inc. (a)(c),
5.50%, 6/15/25	1,650	1,662,045
International Lease Finance Corp.,
8.25%, 12/15/20	1,600	1,873,000
Nationstar Mortgage LLC,
7.875%, 10/1/20	1,950	1,876,875
9.625%, 5/1/19	1,000	1,040,000
Navient Corp.,
8.45%, 6/15/18	2,365	2,542,375
Springleaf Finance Corp.,
6.90%, 12/15/17	1,215	1,257,525
8.25%, 10/1/23	945	916,650

		16,435,845

Diversified Telecommunication Services—0.7%
Frontier Communications Corp. (a)(c),
10.50%, 9/15/22	2,200	2,263,250

Electric Utilities—1.3%
NRG Energy, Inc.,
6.25%, 5/1/24	3,001	2,768,423
Talen Energy Supply LLC,
6.50%, 6/1/25	1,355	1,131,425

		3,899,848

Electrical Equipment—0.4%
Anixter, Inc.,
5.125%, 10/1/21	100	101,000
WireCo WorldGroup, Inc.,
9.50%, 5/15/17	1,155	1,088,588

		1,189,588

Electronics—0.6%
Kemet Corp.,
10.50%, 5/1/18	2,559	1,887,263

Energy-Alternate Sources—0.7%
TerraForm Power Operating LLC (a)(c),
5.875%, 2/1/23	2,645	2,155,675

	Principal Amount (000s)	Value
Engineering & Construction—0.9%
AECOM,
5.875%, 10/15/24	$2,755	$2,865,200

Entertainment—1.8%
Cedar Fair L.P., 5.375%, 6/1/24	3,145	3,278,662
International Game Technology PLC (a)(c), 6.25%, 2/15/22	2,190	2,239,275

		5,517,937

Food & Beverage—0.7%
Post Holdings, Inc., 7.375%, 2/15/22	1,985	2,106,581

Healthcare-Products—2.6%
Hologic, Inc. (a)(c), 5.25%, 7/15/22	2,245	2,348,831
Kinetic Concepts, Inc., 10.50%, 11/1/18	2,820	2,841,150
Teleflex, Inc., 5.25%, 6/15/24	2,855	2,937,081

		8,127,062

Healthcare-Services—4.8%
Community Health Systems, Inc., 7.125%, 7/15/20	2,395	2,275,250
DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	1,810	1,831,494
Envision Healthcare Corp. (a)(c), 5.125%, 7/1/22	1,980	2,019,600
HCA, Inc., 7.50%, 2/15/22	2,500	2,841,420
Kindred Healthcare, Inc.,
6.375%, 4/15/22	1,803	1,631,715
8.75%, 1/15/23	1,235	1,184,056
Tenet Healthcare Corp., 8.125%, 4/1/22	3,070	3,164,894

		14,948,429

Holding Companies-Diversified—0.8%
Horizon Pharma Financing, Inc. (a)(c), 6.625%, 5/1/23	2,860	2,538,250

Home Builders—2.4%
Brookfield Residential Properties, Inc. (a)(c), 6.50%, 12/15/20	2,165	2,078,400
CalAtlantic Group, Inc.,
5.875%, 11/15/24	615	650,363
8.375%, 5/15/18	1,360	1,519,800
KB Home, 8.00%, 3/15/20	3,105	3,268,012

		7,516,575

Household Products/Wares—1.6%
Jarden Corp. (a)(c), 5.00%, 11/15/23	2,675	2,815,437
Spectrum Brands, Inc., 5.75%, 7/15/25	2,000	2,135,000

		4,950,437

Insurance—0.8%
CNO Financial Group, Inc., 5.25%, 5/30/25	2,310	2,373,525

Internet—0.9%
j2 Global, Inc., 8.00%, 8/1/20	2,780	2,905,100

Internet & Catalog Retail—1.0%
Netflix, Inc., 5.875%, 2/15/25	2,920	3,087,900

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	151

Schedule of Investments

March 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Iron/Steel—1.8%
AK Steel Corp.,
7.625%, 5/15/20	$650	$409,500
8.375%, 4/1/22	1,200	654,000
8.75%, 12/1/18	770	743,050
ArcelorMittal, 10.60%, 6/1/19	2,565	2,859,975
Steel Dynamics, Inc., 5.50%, 10/1/24	830	842,450

		5,508,975

Leisure Time—0.6%
NCL Corp., Ltd. (a)(c),
5.25%, 11/15/19	1,695	1,745,850

Lodging—1.1%
MGM Resorts International,
6.625%, 12/15/21	2,000	2,155,000
Wynn Las Vegas LLC (a)(c),
5.50%, 3/1/25	1,455	1,376,794

		3,531,794

Machinery-Construction & Mining—1.1%
BlueLine Rental Finance Corp. (a)(c),
7.00%, 2/1/19	3,635	3,366,919

Machinery-Diversified—0.7%
Zebra Technologies Corp.,
7.25%, 10/15/22	1,930	2,103,700

Media—6.9%
American Media, Inc.,
11.50%, 12/15/17	1,915	1,974,844
Cablevision Systems Corp.,
8.625%, 9/15/17	1,545	1,637,700
CCO Holdings LLC,
5.75%, 1/15/24	2,070	2,160,562
Clear Channel Worldwide Holdings, Inc.,
6.50%, 11/15/22	1,445	1,445,000
DISH DBS Corp.,
5.875%, 7/15/22	2,000	1,900,000
Gray Television, Inc.,
7.50%, 10/1/20	2,545	2,697,700
LIN Television Corp.,
5.875%, 11/15/22	1,930	1,963,775
McClatchy Co.,
9.00%, 12/15/22	1,660	1,555,213
McGraw-Hill Global Education Holdings LLC,
9.75%, 4/1/21	1,595	1,738,550
Nexstar Broadcasting, Inc.,
6.875%, 11/15/20	2,390	2,479,625
Sinclair Television Group, Inc.,
6.375%, 11/1/21	1,670	1,770,200

		21,323,169

Mining—1.2%
Alcoa, Inc.,
5.90%, 2/1/27	1,330	1,270,150
Freeport-McMoRan, Inc.,
3.55%, 3/1/22	1,705	1,197,763
HudBay Minerals, Inc.,
9.50%, 10/1/20	1,795	1,283,425

		3,751,338

Miscellaneous Manufacturing—0.7%
Trinseo Materials Operating SCA (a)(c),
6.75%, 5/1/22	2,250	2,306,250

Oil, Gas & Consumable Fuels—6.1%
BreitBurn Energy Partners L.P.,
8.625%, 10/15/20	3,220	338,100
Calumet Specialty Products Partners L.P.,
6.50%, 4/15/21	3,565	2,548,975
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23	735	651,394

	Principal Amount (000s)	Value
Chesapeake Energy Corp.,
6.625%, 8/15/20	$2,185	$863,075
Concho Resources, Inc.,
7.00%, 1/15/21	1,930	1,958,950
CVR Refining LLC,
6.50%, 11/1/22	1,825	1,615,125
EP Energy LLC,
9.375%, 5/1/20	3,340	1,701,312
Range Resources Corp. (a)(c),
4.875%, 5/15/25	2,730	2,402,400
Rice Energy, Inc.,
6.25%, 5/1/22	2,710	2,371,250
Sanchez Energy Corp.,
6.125%, 1/15/23	2,375	1,294,375
Sunoco L.P. (a)(c),
6.375%, 4/1/23	2,555	2,569,359
Vanguard Natural Resources LLC (a)(c),
7.00%, 2/15/23	1,152	397,440

		18,711,755

Paper & Forest Products—0.6%
Mercer International, Inc.,
7.75%, 12/1/22	1,825	1,827,281

Pharmaceuticals—1.1%
Endo Finance LLC (a)(c),
5.375%, 1/15/23	1,825	1,747,437
Valeant Pharmaceuticals International, Inc. (a)(c),
6.125%, 4/15/25	1,315	1,015,838
7.50%, 7/15/21	720	603,446

		3,366,721

Pipelines—1.7%
Energy Transfer Equity L.P.,
5.875%, 1/15/24	1,395	1,199,700
Sabine Pass Liquefaction LLC,
5.75%, 5/15/24	1,809	1,736,640
Tesoro Logistics L.P.,
6.125%, 10/15/21	765	768,825
6.25%, 10/15/22 (a)(c)	1,605	1,605,000

		5,310,165

Real Estate—0.8%
Kennedy-Wilson, Inc.,
5.875%, 4/1/24	2,481	2,431,380

Real Estate Investment Trust—0.8%
Equinix, Inc.,
5.375%, 1/1/22	1,660	1,730,550
iStar, Inc.,
7.125%, 2/15/18	720	731,700

		2,462,250

Retail—2.5%
Conn’s, Inc.,
7.25%, 7/15/22	1,605	1,267,950
Dollar Tree, Inc. (a)(c),
5.75%, 3/1/23	2,165	2,304,372
Neiman Marcus Group Ltd. LLC (a)(c),
8.00%, 10/15/21	1,465	1,267,225
Sonic Automotive, Inc.,
7.00%, 7/15/22	2,665	2,824,900

		7,664,447

Semiconductors—2.9%
Advanced Micro Devices, Inc.,
6.75%, 3/1/19	1,860	1,497,300
7.50%, 8/15/22	885	610,650
Amkor Technology, Inc.,
6.375%, 10/1/22	2,750	2,622,812
Micron Technology, Inc.,
5.875%, 2/15/22	2,900	2,523,000
Sensata Technologies BV (a)(c),
5.625%, 11/1/24	1,785	1,863,094

		9,116,856

	Principal Amount (000s)	Value
Semiconductors & Semiconductor Equipment—0.9%
Microsemi Corp. (a)(c),
9.125%, 4/15/23	$570	$628,425
Qorvo, Inc. (a)(c),
7.00%, 12/1/25	2,000	2,100,000

		2,728,425

Shipbuilding—0.5%
Huntington Ingalls Industries, Inc. (a)(c),
5.00%, 12/15/21	1,505	1,585,894

Software—4.2%
Activision Blizzard, Inc. (a)(c),
6.125%, 9/15/23	1,250	1,346,875
First Data Corp. (a)(c),
7.00%, 12/1/23	2,685	2,721,919
MSCI, Inc. (a)(c),
5.25%, 11/15/24	1,950	2,020,688
Open Text Corp. (a)(c),
5.625%, 1/15/23	2,280	2,337,000
Rackspace Hosting, Inc. (a)(c),
6.50%, 1/15/24	2,825	2,803,812
SS&C Technologies Holdings, Inc. (a)(c),
5.875%, 7/15/23	1,590	1,659,066

		12,889,360

Specialty Retail—0.9%
L Brands, Inc.,
6.875%, 11/1/35	2,465	2,687,343

Telecommunications—9.7%
CenturyLink, Inc. (d),
7.50%, 4/1/24	1,550	1,555,813
CommScope Technologies Finance LLC (a)(c),
6.00%, 6/15/25	2,540	2,590,800
Consolidated Communications, Inc.,
6.50%, 10/1/22	2,020	1,772,550
EarthLink Holdings Corp.,
7.375%, 6/1/20	2,032	2,113,280
8.875%, 5/15/19	1,141	1,175,230
Hughes Satellite Systems Corp.,
7.625%, 6/15/21	2,915	3,261,156
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	1,655	1,228,838
Level 3 Financing, Inc.,
5.375%, 5/1/25	2,490	2,530,462
Sprint Communications, Inc.,
6.00%, 11/15/22	1,065	784,106
11.50%, 11/15/21	3,515	3,145,925
T-Mobile USA, Inc.,
6.625%, 11/15/20	1,935	2,007,563
6.625%, 4/1/23	1,160	1,226,700
6.836%, 4/28/23	2,135	2,241,750
West Corp. (a)(c),
5.375%, 7/15/22	2,075	1,911,179
Windstream Services LLC,
7.50%, 6/1/22	3,145	2,429,512

		29,974,864

Transportation—1.9%
Erickson, Inc.,
8.25%, 5/1/20	4,191	2,577,465
XPO Logistics, Inc. (a)(c),
6.50%, 6/15/22	700	683,375
7.875%, 9/1/19	2,620	2,724,800

		5,985,640

Total Corporate Bonds & Notes (cost—$318,280,400)		293,535,758

Senior Loans (a)(b)(f)(g)—1.5%
Media—1.5%
SFX Entertainment, Inc, Term B, DIP, PIK (j),
10.00%, 1/31/17	2,443	2,443,004

152	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
SFXE Netherlands Holdings Coöperatief U.A., Term B, DIP,
20.00%, 1/31/17	$2,041	$2,041,237

Total Senior Loans (cost—$4,484,241)		4,484,241

	Shares
Common Stock—0.3%
Advertising—0.3%
Affinion Group Holdings, Inc. Class A (b)(f)(h)(i) (acquisition cost—$769,748; purchased 11/9/15—11/12/15)
(cost—$769,748)	43,401	908,391

	Principal Amount (000s)
Repurchase Agreements—2.1%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $6,473,005; collateralized by Fannie Mae, 1.375%, due 2/26/21, valued at $6,603,244 including accrued interest
(cost—$6,473,000)	$6,473	6,473,000

Total Investments (cost—$330,007,389)—98.7%		305,401,390

Other assets less liabilities—1.3%		4,112,581

Net Assets—100.0%		$309,513,971

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $91,061,557, representing 29.4% of net assets.

(b) Illiquid.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) When-issued or delayed-delivery. To be settled/delivered after March 31, 2016.

(e) In default.

(f) Fair-Valued—Securities with an aggregate value of $5,392,632, representing 1.7% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(g) Debtor-in-possession financial obligations.

(h) Restricted. The acquisition cost of such security is $769,748. The value is $908,391, representing 0.3% of net assets.

(i) Non-income producing.

(j) $1,434,423 of this amount is being held in escrow for the benefit of the debtor by an agent. PIK interest is not charged on the amount held in escrow until drawn by the debtor.

Glossary:

DIP—Debtor-in-Possession

PIK—Payment-in-Kind

AllianzGI International Growth Fund

	Shares	Value
Common Stock—98.6%
Australia—2.5%
CSL Ltd.	463	$35,981
REA Group Ltd.	469	19,412
Seek Ltd.	1,975	24,518

		79,911

Brazil—4.2%
Ambev S.A.	5,214	27,291
Cielo S.A.	2,388	23,225
Lojas Renner S.A.	5,095	29,459
Odontoprev S.A.	8,272	26,226
WEG S.A.	6,816	26,558

		132,759

Canada—6.3%
Canadian National Railway Co.	901	56,304
Constellation Software, Inc.	128	52,411
Restaurant Brands International, Inc.	1,622	62,994
Richelieu Hardware Ltd.	1,542	26,774

		198,483

China—3.8%
Baidu, Inc. ADR (c)	295	56,309
Tencent Holdings Ltd.	3,094	63,295

		119,604

Denmark—10.1%
Ambu A/S, Class B	1,476	52,254
Coloplast A/S, Class B	510	38,593
DSV A/S (b)	1,687	70,169
Novo Nordisk A/S, Class B	2,265	122,658
SimCorp A/S (b)(c)	758	34,941

		318,615

France—6.2%
Bureau Veritas S.A. (b)	1,658	36,863
Dassault Systemes	449	35,575
Ingenico Group (b)	392	44,935
L’Oreal S.A.	220	39,355
Legrand S.A.	739	41,306

		198,034

Germany—10.6%
Bechtle AG (b)	417	42,976
Fresenius SE & Co. KGaA (b)	596	43,444
HUGO BOSS AG (b)	473	30,922
Infineon Technologies AG (b)	5,171	73,316
Norma Group SE (b)	515	28,747
SAP SE	1,096	88,193
Scout24 AG (c)	864	29,901

		337,499

Hong Kong—1.9%
AIA Group Ltd.	10,389	59,051

Indonesia—1.5%
Ace Hardware Indonesia Tbk PT	459,400	31,008
Bank Mandiri Persero Tbk PT	20,600	15,994

		47,002

Japan—8.3%
Keyence Corp.	134	73,080
Nippon Paint Holdings Co., Ltd.	1,342	29,684
SMC Corp.	152	35,223
Sundrug Co., Ltd.	591	44,173
Sysmex Corp.	897	56,077
Unicharm Corp.	1,124	24,464

		262,701

	Shares	Value
Korea (Republic of)—1.8%
LG Household & Health Care Ltd.	68	$56,226

Luxembourg—1.6%
Samsonite International S.A.	15,563	52,129

Mexico—1.3%
Fomento Economico Mexicano S.A.B. de C.V. UNIT	4,190	40,384

Netherlands—2.6%
Akzo Nobel NV	480	32,720
ASML Holding NV	481	48,405

		81,125

Philippines—2.5%
Jollibee Foods Corp.	5,340	26,320
Universal Robina Corp.	10,980	51,699

		78,019

South Africa—0.9%
Woolworths Holdings Ltd.	4,777	28,977

Spain—3.0%
Amadeus IT Holding S.A., Class A	1,215	51,958
Industria de Diseno Textil S.A.	1,305	43,743

		95,701

Sweden—9.2%
AddTech AB, Class B	1,901	26,226
Assa Abloy AB, Class B	2,272	44,730
Atlas Copco AB, Class A	1,995	50,069
Elekta AB, Class B	2,700	20,152
Hexagon AB, Class B	1,629	63,312
Hexpol AB	5,000	55,475
Trelleborg AB, Class B	1,685	33,273

		293,237

Switzerland—4.3%
Cie Financiere Richemont S.A.	648	42,801
Roche Holding AG	196	48,126
UBS Group AG	2,753	44,285

		135,212

United Kingdom—16.0%
British American Tobacco PLC	1,581	92,450
DCC PLC (b)	554	48,859
Diageo PLC	1,885	50,827
Prudential PLC	2,567	47,768
Reckitt Benckiser Group PLC	1,021	98,482
Rotork PLC	8,630	22,625
Shire PLC	773	44,088
Spirax-Sarco Engineering PLC	605	31,585
Unilever PLC	1,561	70,390

		507,074

Total Investments (cost—$3,032,060) (a)—98.6%		3,121,743

Other assets less liabilities—1.4%		44,713

Net Assets—100.0%		$3,166,456

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	153

Schedule of Investments

March 31, 2016 (Unaudited)

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $2,667,582, representing 84.2% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	7.2%
Pharmaceuticals	6.8%
Software	6.7%
Electronic Equipment, Instruments & Components	5.7%
Health Care Equipment & Supplies	5.3%
Personal Products	5.2%
Internet Software & Services	4.7%
Road & Rail	4.0%
Textiles, Apparel & Luxury Goods	4.0%
Household Products	3.9%
Semiconductors & Semiconductor Equipment	3.9%
Beverages	3.7%
IT Services	3.7%
Chemicals	3.7%
Insurance	3.4%
Tobacco	2.9%
Hotels, Restaurants & Leisure	2.8%
Specialty Retail	2.4%
Health Care Providers & Services	2.2%
Professional Services	1.9%
Multi-line Retail	1.9%
Trading Companies & Distributors	1.7%
Food Products	1.6%
Industrial Conglomerates	1.6%
Building Products	1.4%
Capital Markets	1.4%
Food & Staples Retailing	1.4%
Electrical Equipment	1.3%
Biotechnology	1.1%
Media	0.6%
Banks	0.5%
Other assets less liabilities	1.4%

100.0%

AllianzGI International Small-Cap Fund

	Shares	Value
Common Stock—96.7%
Australia—3.1%
Bank of Queensland Ltd.	48,898	$453,371
Challenger Ltd.	195,309	1,253,357
Mantra Group Ltd.	142,359	494,388
Millennium Services Group Ltd. (d)	108,212	137,697
Spotless Group Holdings Ltd. (c)	960,719	930,269

		3,269,082

Austria—0.7%
Schoeller-Bleckmann Oilfield Equipment AG	12,205	742,280

Belgium—1.6%
Ontex Group NV (c)	49,139	1,609,220

China—2.9%
Boer Power Holdings Ltd.	136,000	107,380
China Everbright International Ltd.	849,000	951,388
Nexteer Automotive Group Ltd.	1,118,000	1,156,355
Sunny Optical Technology Group Co., Ltd.	293,000	820,636

		3,035,759

Denmark—3.6%
GN Store Nord A/S	77,658	1,621,387
SimCorp A/S (c)	45,464	2,095,709

		3,717,096

Finland—2.7%
Amer Sports Oyj	53,411	1,550,496
Huhtamaki Oyj	33,664	1,248,160

		2,798,656

France—9.2%
Euronext NV (a)	28,080	1,164,615
GameLoft SE (c)(d)	182,545	1,550,264
Korian S.A.	46,601	1,371,430
Nexity S.A.	29,192	1,519,270
Sartorius Stedim Biotech	7,444	2,832,213
Virbac S.A.	6,756	1,172,081

		9,609,873

Germany—4.1%
Bechtle AG (c)	19,945	2,055,543
Bertrandt AG (c)	4,155	475,813
CANCOM SE (c)	35,658	1,776,672

		4,308,028

Hong Kong—0.7%
Techtronic Industries Co., Ltd.	191,000	757,878

Ireland—3.6%
Glanbia PLC	48,482	982,104
Kingspan Group PLC (c)	68,947	1,831,919
Permanent TSB Group Holdings PLC (d)	303,353	935,324

		3,749,347

Italy—4.1%
De’ Longhi SpA (c)	52,398	1,191,026
FinecoBank Banca Fineco SpA	212,186	1,784,452
Yoox Net-A-Porter Group SpA (d)	42,203	1,293,205

		4,268,683

	Shares	Value
Japan—29.6%
ABC-Mart, Inc.	28,900	$1,849,593
Aica Kogyo Co., Ltd.	28,400	595,813
Asahi Intecc Co., Ltd.	33,700	1,576,845
Bandai Namco Holdings, Inc.	32,000	697,549
Benesse Holdings, Inc.	53,200	1,531,740
Daicel Corp.	175,400	2,390,950
Daiho Corp.	242,000	1,053,169
Disco Corp.	18,600	1,573,762
Don Quijote Holdings Co., Ltd.	24,800	861,326
Hoshizaki Electric Co., Ltd.	17,000	1,417,982
Kobayashi Pharmaceutical Co., Ltd.	9,800	859,568
Kusuri No Aoki Co., Ltd.	34,100	1,862,462
Lion Corp.	214,000	2,409,321
Meitec Corp.	15,800	551,838
MISUMI Group, Inc.	119,100	1,702,783
Obayashi Corp.	119,000	1,172,941
Ryohin Keikaku Co., Ltd.	8,100	1,711,291
Sanwa Holdings Corp.	89,900	668,789
Sohgo Security Services Co., Ltd.	21,800	1,180,328
Takeuchi Manufacturing Co., Ltd.	69,600	1,005,933
Teijin Ltd.	417,000	1,452,114
Unipres Corp.	65,800	1,145,161
Valor Holdings Co., Ltd.	27,600	695,883
Yamaha Motor Co., Ltd.	59,300	985,608

		30,952,749

Korea (Republic of)—1.7%
Dongbu Insurance Co., Ltd.	13,625	906,174
LIG Nex1 Co., Ltd.	9,624	889,094

		1,795,268

Netherlands—1.6%
Aalberts Industries NV	49,151	1,702,062

Norway—0.0%
ProSafe SE	16,915	9,945

Philippines—0.8%
Cosco Capital, Inc.	4,975,300	800,047

Singapore—0.4%
SATS Ltd.	139,800	409,540

Spain—5.0%
Bolsas y Mercados Espanoles SHMSF S.A.	39,855	1,283,366
Gamesa Corp. Tecnologica S.A.	122,642	2,413,509
Melia Hotels International S.A.	132,506	1,555,700

		5,252,575

Sweden—8.5%
AAK AB	21,905	1,738,723
Betsson AB (c)(d)	134,575	2,085,291
JM AB	33,258	860,679
NetEnt AB (d)	45,534	2,568,495
Nibe Industrier AB, Class B	47,022	1,611,495

		8,864,683

Switzerland—4.0%
Burckhardt Compression Holding AG	2,528	866,248

154	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Georg Fischer AG	2,093	$1,690,222
Interroll Holding AG (c)(d)	1,836	1,615,178

		4,171,648

Taiwan—1.2%
Sinbon Electronics Co., Ltd.	424,848	867,244
Tung Thih Electronic Co., Ltd.	23,000	379,670

		1,246,914

United Kingdom—7.6%
ASOS PLC (d)	27,135	1,264,750
Auto Trader Group PLC (a)	312,421	1,748,017
Bellway PLC	29,537	1,111,069
DS Smith PLC	107,112	626,641
Intermediate Capital Group PLC	144,575	1,283,159
Pets at Home Group PLC	358,335	1,384,946
Senior PLC	156,136	511,179

		7,929,761

Total Common Stock (cost—$85,821,233)		101,001,094

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $3,043,003; collateralized by Fannie Mae, 1.375%, due 2/26/21, valued at $3,103,875 including accrued interest
(cost—$3,043,000)	$3,043	3,043,000

Total Investments (cost—$88,864,233) (b)—99.6%		104,044,094

Other assets less liabilities (e)—0.4%		443,290

Net Assets—100.0%		$104,487,384

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $97,646,532, representing 93.5% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Machinery	7.9%
Health Care Equipment & Supplies	5.8%
Building Products	4.5%
Internet Software & Services	4.1%
Hotels, Restaurants & Leisure	4.0%
Household Durables	3.8%
Chemicals	3.7%
IT Services	3.7%
Diversified Financial Services	3.5%
Software	3.5%
Food & Staples Retailing	3.2%
Specialty Retail	3.1%
Commercial Services & Supplies	3.1%
Banks	3.0%
Food Products	2.6%
Auto Components	2.6%
Multi-line Retail	2.5%
Internet & Catalog Retail	2.4%
Electrical Equipment	2.4%
Personal Products	2.4%
Household Products	2.3%
Leisure Products	2.2%
Construction & Engineering	2.1%
Containers & Packaging	1.8%
Trading Companies & Distributors	1.6%
Electronic Equipment, Instruments & Components	1.6%
Semiconductors & Semiconductor Equipment	1.5%
Diversified Consumer Services	1.5%
Real Estate Management & Development	1.5%
Aerospace & Defense	1.3%
Health Care Providers & Services	1.3%
Capital Markets	1.2%
Pharmaceuticals	1.1%
Professional Services	1.0%
Automobiles	0.9%
Insurance	0.9%
Energy Equipment & Services	0.7%
Transportation Infrastructure	0.4%
Repurchase Agreements	2.9%
Other assets less liabilities	0.4%

100.0%

AllianzGI Micro Cap Fund

	Shares	Value
Common Stock—98.5%
Air Freight & Logistics—0.7%
Echo Global Logistics, Inc. (a)	9,351	$253,973

Auto Components—3.1%
Modine Manufacturing Co. (a)	10,612	116,838
Motorcar Parts of America, Inc. (a)	17,281	656,332
Tower International, Inc.	12,874	350,173

		1,123,343

Banks—6.0%
Ameris Bancorp	11,983	354,457
First Merchants Corp.	15,118	356,331
First NBC Bank Holding Co. (a)	8,496	174,933
Franklin Financial Network, Inc. (a)	8,509	229,743
Pacific Premier Bancorp, Inc. (a)	18,745	400,581
Seacoast Banking Corp. of Florida (a)	23,825	376,197
Stonegate Bank	8,085	242,226

		2,134,468

Beverages—0.4%
Primo Water Corp. (a)	15,774	159,160

Biotechnology—8.4%
Advaxis, Inc. (a)	16,409	148,173
BioSpecifics Technologies Corp. (a)	6,030	209,965
Cara Therapeutics, Inc. (a)	15,997	99,501
Chiasma, Inc. (a)	7,666	70,221
Concert Pharmaceuticals, Inc. (a)	11,869	162,131
Dynavax Technologies Corp. (a)	7,756	149,226
Eagle Pharmaceuticals, Inc. (a)	4,074	164,997
Five Prime Therapeutics, Inc. (a)	9,570	388,829
Flexion Therapeutics, Inc. (a)	13,063	120,180
Heron Therapeutics, Inc. (a)	6,582	124,992
La Jolla Pharmaceutical Co. (a)	8,173	170,897
Ligand Pharmaceuticals, Inc., Class B (a)	3,003	321,591
MacroGenics, Inc. (a)	7,088	132,900
Pfenex, Inc. (a)	13,994	137,561
Repligen Corp. (a)	18,227	488,848
Synergy Pharmaceuticals, Inc. (a)	32,908	90,826

		2,980,838

Building Products—5.1%
American Woodmark Corp. (a)	6,338	472,751
Builders FirstSource, Inc. (a)	35,386	398,800
Patrick Industries, Inc. (a)	15,379	698,053
PGT, Inc. (a)	24,326	239,368

		1,808,972

Chemicals—0.9%
American Vanguard Corp.	20,572	324,626

Communications Equipment—0.9%
ShoreTel, Inc. (a)	41,492	308,700

Construction & Engineering—1.7%
Argan, Inc.	8,088	284,374
Comfort Systems USA, Inc.	10,696	339,812

		624,186

Construction Materials—1.8%
U.S. Concrete, Inc. (a)	10,553	628,748

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	155

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Diversified Consumer Services—1.0%
Carriage Services, Inc.	16,403	$354,469

Diversified Telecommunication Services—1.6%
8x8, Inc. (a)	29,745	299,234
inContact, Inc. (a)	30,211	268,576

		567,810

Electronic Equipment, Instruments & Components—1.5%
CUI Global, Inc. (a)	25,381	205,079
ePlus, Inc. (a)	3,924	315,921

		521,000

Energy Equipment & Services—0.5%
TETRA Technologies, Inc. (a)	30,245	192,056

Food Products—1.3%
John B Sanfilippo & Son, Inc.	6,460	446,321

Health Care Equipment & Supplies—7.6%
AtriCure, Inc. (a)	16,365	275,423
Cynosure, Inc., Class A (a)	10,653	470,010
Inogen, Inc. (a)	14,092	633,858
LeMaitre Vascular, Inc.	25,320	392,966
RTI Surgical, Inc. (a)	56,019	224,076
SurModics, Inc. (a)	10,441	192,219
Trinity Biotech PLC ADR	14,584	170,050
Vascular Solutions, Inc. (a)	10,877	353,829

		2,712,431

Health Care Providers & Services—4.6%
Aceto Corp.	16,712	393,735
BioTelemetry, Inc. (a)	32,524	379,880
Cross Country Healthcare, Inc. (a)	30,805	358,262
Providence Service Corp. (a)	6,962	355,549
RadNet, Inc. (a)	33,562	162,105

		1,649,531

Health Care Technology—0.5%
Vocera Communications, Inc. (a)	13,682	174,446

Hotels, Restaurants & Leisure—4.8%
Carrols Restaurant Group, Inc. (a)	37,084	535,493
Chuy’s Holdings, Inc. (a)	6,650	206,616
Eldorado Resorts, Inc. (a)	32,789	375,106
Kona Grill, Inc. (a)	11,313	146,503
Papa Murphy’s Holdings, Inc. (a)	14,642	174,972
Popeyes Louisiana Kitchen, Inc. (a)	5,372	279,666

		1,718,356

Household Durables—2.8%
LGI Homes, Inc. (a)	18,602	450,354
M/I Homes, Inc. (a)	15,214	283,741
WCI Communities, Inc. (a)	14,734	273,758

		1,007,853

Insurance—1.2%
Atlas Financial Holdings, Inc. (a)	13,621	247,085
Federated National Holding Co.	9,258	182,012

		429,097

Internet & Catalog Retail—1.7%
Duluth Holdings, Inc. (a)	11,586	225,811
Nutrisystem, Inc.	17,970	375,034

		600,845

Internet Software & Services—4.6%
Autobytel, Inc. (a)	22,201	385,409
Five9, Inc. (a)	32,638	290,152

	Shares	Value
GTT Communications, Inc. (a)	16,091	$266,145
IntraLinks Holdings, Inc. (a)	29,457	232,121
Monster Worldwide, Inc. (a)	36,475	118,909
SPS Commerce, Inc. (a)	4,015	172,404
TechTarget, Inc. (a)	25,163	186,710

		1,651,850

IT Services—1.8%
Hackett Group, Inc.	23,171	350,345
Virtusa Corp. (a)	7,982	299,006

		649,351

Leisure Equipment & Products—1.3%
Nautilus, Inc. (a)	24,499	473,321

Life Sciences Tools & Services—3.7%
Albany Molecular Research, Inc. (a)	21,814	333,536
Cambrex Corp. (a)	11,973	526,812
NeoGenomics, Inc. (a)	67,666	456,069

		1,316,417

Machinery—2.2%
Kadant, Inc.	6,976	315,036
Lydall, Inc. (a)	10,486	341,005
NN, Inc.	9,415	128,797

		784,838

Media—0.9%
Entravision Communications Corp., Class A	45,352	337,419

Oil, Gas & Consumable Fuels—1.3%
Bill Barrett Corp. (a)	24,412	151,843
Callon Petroleum Co. (a)	35,643	315,440

		467,283

Paper & Forest Products—0.8%
Neenah Paper, Inc.	4,763	303,213

Pharmaceuticals—4.7%
ANI Pharmaceuticals, Inc. (a)	6,033	203,071
Cempra, Inc. (a)	7,090	124,217
Dermira, Inc. (a)	9,135	188,912
Intersect ENT, Inc. (a)	13,385	254,315
Intra-Cellular Therapies, Inc. (a)	5,642	156,847
Omeros Corp. (a)	15,908	244,029
Supernus Pharmaceuticals, Inc. (a)	20,939	319,320
Teligent, Inc. (a)	38,805	190,144

		1,680,855

Professional Services—1.6%
GP Strategies Corp. (a)	10,320	282,768
Kforce, Inc.	13,950	273,141

		555,909

Road & Rail—0.6%
Celadon Group, Inc.	19,596	205,366

Semiconductors & Semiconductor Equipment—4.9%
CEVA, Inc. (a)	14,119	317,677
Inphi Corp. (a)	10,476	349,270
MaxLinear, Inc., Class A (a)	29,981	554,648
PDF Solutions, Inc. (a)	20,349	272,270
Tower Semiconductor Ltd. (a)	22,050	267,246

		1,761,111

Software—4.8%
Callidus Software, Inc. (a)	25,353	422,888
Rubicon Project, Inc. (a)	20,830	380,772
Silver Spring Networks, Inc. (a)	27,802	410,080
Telenav, Inc. (a)	34,792	205,273
Textura Corp. (a)	15,075	280,847

		1,699,860

	Shares	Value
Specialty Retail—2.9%
Citi Trends, Inc.	10,170	$181,331
Kirkland’s, Inc.	16,160	282,962
Shoe Carnival, Inc.	11,170	301,143
Sportsman’s Warehouse Holdings, Inc. (a)	20,808	262,181

		1,027,617

Thrifts & Mortgage Finance—3.5%
First Defiance Financial Corp.	7,400	284,234
LendingTree, Inc. (a)	6,072	593,720
Meridian Bancorp, Inc.	27,878	388,062

		1,266,016

Wireless Telecommunication Services—0.8%
Boingo Wireless, Inc. (a)	36,826	284,297

Total Common Stock (cost—$29,377,919)		35,185,952

	Principal Amount (000s)
Repurchase Agreements—1.5%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $525,000; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $538,688 including accrued interest
(cost—$525,000)	$525	525,000

Total Investments (cost—$29,902,919)—100.0%		35,710,952

Liabilities in excess of other assets—(0.0)%		(13,139)

Net Assets—100.0%		$35,697,813

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

156	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI Multi-Asset Real Return Fund

	Shares	Value
Mutual Funds (b)(c)—43.0%
AllianzGI Global Natural Resources	54,760	$764,998
PIMCO Commodity RealReturn Strategy	105,692	678,541

Total Mutual Funds (cost—$1,982,326)		1,443,539

Common Stock—28.6%
Australia—2.3%
Dexus Property Group REIT	1,115	6,771
Goodman Group REIT	1,464	7,487
GPT Group REIT	1,482	5,673
LendLease Group UNIT	454	4,820
Mirvac Group REIT	3,061	4,535
Scentre Group REIT	4,455	15,165
Stockland REIT	1,965	6,429
Vicinity Centres REIT	5,627	13,753
Westfield Corp. REIT	1,625	12,442

		77,075

Austria—0.1%
BUWOG AG (d)	101	2,165

Canada—1.0%
Brookfield Asset Management, Inc., Class A	727	25,285
First Capital Realty, Inc.	157	2,493
H&R Real Estate Investment Trust REIT	114	1,842
RioCan Real Estate Investment Trust REIT	131	2,683

		32,303

France—1.2%
Fonciere Des Regions REIT	25	2,357
Gecina S.A. REIT	29	3,978
ICADE REIT	28	2,140
Klepierre REIT	182	8,694
Unibail-Rodamco SE REIT	81	22,215

		39,384

Germany—0.7%
Deutsche Wohnen AG	279	8,659
Vonovia SE	382	13,714

		22,373

Hong Kong—2.6%
Cheung Kong Property Holdings Ltd.	2,263	14,569
Hang Lung Properties Ltd.	1,878	3,590
Henderson Land Development Co., Ltd.	968	5,940
Hysan Development Co., Ltd.	541	2,305
Kerry Properties Ltd.	548	1,512
Link REIT	1,900	11,275
New World Development Co., Ltd.	5,440	5,199
Sino Land Co., Ltd.	3,271	5,213
Sun Hung Kai Properties Ltd.	1,464	17,895
Swire Pacific Ltd., Class A	493	5,321
Swire Properties Ltd.	986	2,682
Wharf Holdings Ltd.	1,136	6,222
Wheelock & Co., Ltd.	856	3,825

		85,548

Japan—3.4%
Aeon Mall Co., Ltd.	130	1,923
Daito Trust Construction Co., Ltd.	61	8,652
Daiwa House Industry Co., Ltd.	500	14,054
Hulic Co., Ltd.	325	3,099

	Shares	Value
Japan Prime Realty Investment Corp. REIT	1	$4,073
Japan Real Estate Investment Corp. REIT	1	5,773
Japan Retail Fund Investment Corp. REIT	2	4,802
Mitsubishi Estate Co., Ltd.	1,048	19,451
Mitsui Fudosan Co., Ltd.	796	19,826
Nippon Building Fund, Inc. REIT	1	5,920
Nippon Prologis REIT, Inc. REIT	1	2,236
Nomura Real Estate Holdings, Inc.	106	1,957
Nomura Real Estate Master Fund, Inc.	3	4,466
NTT Urban Development Corp.	200	1,957
Sumitomo Realty & Development Co., Ltd.	303	8,857
Tokyo Tatemono Co., Ltd.	200	2,488
Tokyu Fudosan Holdings Corp.	431	2,925
United Urban Investment Corp. REIT	2	3,231

		115,690

Singapore—0.7%
Ascendas Real Estate Investment Trust REIT	1,722	3,054
CapitaLand Commercial Trust REIT	1,729	1,887
CapitaLand Ltd.	2,115	4,810
CapitaLand Mall Trust REIT	2,670	4,138
City Developments Ltd.	342	2,071
Global Logistic Properties Ltd.	2,200	3,138
Suntec Real Estate Investment Trust REIT	1,997	2,482
UOL Group Ltd.	395	1,759

		23,339

Switzerland—0.1%
Swiss Prime Site AG (d)	56	4,934

United Kingdom—0.9%
British Land Co. PLC REIT	803	8,060
Hammerson PLC REIT	644	5,342
Intu Properties PLC REIT	777	3,484
Land Securities Group PLC REIT	659	10,391
Segro PLC REIT	620	3,647

		30,924

United States—15.6%
American Capital Agency Corp. REIT	297	5,533
American Tower Corp. REIT	357	36,546
Annaly Capital Management, Inc. REIT	804	8,249
AvalonBay Communities, Inc. REIT	111	21,112
Boston Properties, Inc. REIT	130	16,520
Brixmor Property Group, Inc. REIT	151	3,869
Camden Property Trust REIT	73	6,139
Care Capital Properties, Inc. REIT	101	2,711
CBRE Group, Inc., Class A (d)	253	7,291
Communications Sales & Leasing, Inc. REIT (d)	105	2,336
Crown Castle International Corp. REIT	283	24,480
Digital Realty Trust, Inc. REIT	116	10,265
Duke Realty Corp. REIT	290	6,537
Equinix, Inc.	51	16,866
Equity Residential REIT	306	22,959
Essex Property Trust, Inc. REIT	55	12,862
Extra Space Storage, Inc. REIT	93	8,692
Federal Realty Investment Trust REIT	58	9,051

	Shares	Value
General Growth Properties, Inc. REIT	485	$14,419
HCP, Inc. REIT	384	12,511
Host Hotels & Resorts, Inc. REIT	639	10,671
Iron Mountain, Inc.	168	5,697
Jones Lang LaSalle, Inc.	38	4,458
Kimco Realty Corp. REIT	347	9,987
Liberty Property Trust REIT	126	4,216
Macerich Co. REIT	113	8,954
Prologis, Inc. REIT	442	19,528
Public Storage REIT	123	33,927
Rayonier Advanced Materials, Inc.	65	618
Rayonier, Inc. REIT	197	4,862
Realogy Holdings Corp. (d)	124	4,478
Realty Income Corp. REIT	200	12,502
Regency Centers Corp. REIT	72	5,389
Simon Property Group, Inc. REIT	261	54,207
SL Green Realty Corp. REIT	84	8,138
UDR, Inc. REIT	217	8,361
Ventas, Inc. REIT	277	17,440
VEREIT, Inc. REIT	770	6,830
Vornado Realty Trust REIT	143	13,503
Welltower, Inc.	292	20,247
Weyerhaeuser Co. REIT	678	21,004

		523,965

Total Common Stock (cost—$845,808)		957,700

Exchange-Traded Funds—24.3%
iPath Bloomberg Commodity Index Total Return (d)	100	2,150
iShares Emerging Markets Local Currency Bond	1,000	43,450
iShares iBoxx $ Investment Grade Corporate Bond	400	47,528
iShares JPMorgan USD Emerging Markets Bond	1,300	143,455
Market Vectors Gold Miners	2,900	57,942
PIMCO Broad U.S. TIPS Index (b)	9,000	522,152

Total Exchange-Traded Funds (cost—$794,087)		816,677

	Principal Amount (000s)
Repurchase Agreements—3.9%
State Street Bank and Trust Co.,dated 3/31/16, 0.03%, due 4/1/16, proceeds $132,000; collateralized by U.S. Treasury Notes, 1.625%, due 11/30/20, valued at $138,206 including accrued interest
(cost—$132,000)	$132	132,000

Total Investments (cost—$3,754,221) (a)—99.8%		3,349,916

Other assets less liabilities (e)—0.2%		7,071

Net Assets—100.0%		$3,356,987

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	157

Schedule of Investments

March 31, 2016 (Unaudited)

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $401,432, representing 12.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated fund.

(c) Institutional Class share.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Securities

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Mutual Funds	43.0%
Exchange-Traded Funds	24.3%
Real Estate Investment Trust	21.1%
Real Estate Management & Development	7.5%
Chemicals	0.0%
Repurchase Agreements	3.9%
Other assets less liabilities	0.2%

100.0%

AllianzGI NFJ Emerging Markets Value Fund

	Shares	Value
Common Stock—90.9%
Brazil—7.7%
AES Tiete Energia S.A. UNIT	13,400	$57,615
BM&FBovespa S.A.	12,400	53,040
CVC Brasil Operadora e Agencia de Viagens S.A.	12,600	58,661
FPC Par Corretora de Seguros S.A. (d)	16,200	54,966
Grendene S.A.	11,800	56,118
Kroton Educacional S.A.	17,900	57,150
Multiplus S.A.	6,200	56,488
Porto Seguro S.A.	7,300	55,304
Qualicorp S.A.	14,600	60,379
Smiles S.A.	4,800	50,741
Transmissora Alianca de Energia Eletrica S.A. UNIT	10,800	60,613

		621,075

Chile—1.3%
Inversiones La Construccion S.A.	4,685	53,151
Vina Concha y Toro S.A.	31,274	54,341

		107,492

China—23.9%
Agricultural Bank of China Ltd., Class H	147,000	52,885
Bank of China Ltd., Class H	125,000	51,896
Bank of Communications Co., Ltd., Class H	84,000	55,269
China Communications Services Corp. Ltd., Class H	112,000	51,141
China Construction Bank Corp., Class H	80,000	51,316
China Everbright Ltd.	25,000	52,150
China Lesso Group Holdings Ltd.	88,000	47,306
China Lilang Ltd.	79,000	48,496
China Merchants Bank Co., Ltd., Class H	25,600	53,876
China Resources Power Holdings Co., Ltd.	26,000	48,404
China Shineway Pharmaceutical Group Ltd.	43,000	51,757
Chongqing Rural Commercial Bank Co., Ltd., Class H	99,000	52,409
Dongpeng Holdings Co., Ltd.	100,000	54,516
Guangdong Electric Power Development Co., Ltd., Class B	90,020	53,156
Huayu Automotive Systems Co., Ltd., Class A	24,100	56,667
Industrial & Commercial Bank of China Ltd., Class H	98,000	55,024
Jiangsu Expressway Co., Ltd., Class H	42,000	56,669
Kingboard Laminates Holdings Ltd.	127,000	59,131
Kweichow Moutai Co., Ltd., Class A	1,500	57,460
Lee & Man Paper Manufacturing Ltd.	80,000	54,417
Luthai Textile Co., Ltd., Class B	39,430	52,340
Minth Group Ltd.	25,000	57,945
Peak Sport Products Co., Ltd.	216,000	53,307
PICC Property & Casualty Co., Ltd., Class H	32,000	59,003
SAIC Motor Corp., Ltd., Class A	17,544	54,345
Shandong Hi Speed Co., Ltd., Class A	65,600	57,192

	Shares	Value
Shanghai Pharmaceuticals Holding Co., Ltd., Class H	27,200	$54,063
Shanghai Pudong Development Bank Co., Ltd., Class A	19,400	53,834
Shenzhen Expressway Co., Ltd., Class H	60,000	52,763
Sinopharm Group Co., Ltd., Class H	13,200	59,314
Tongda Group Holdings Ltd.	302,000	60,436
Wasion Group Holdings Ltd.	66,000	34,788
Xinhua Winshare Publishing and Media Co., Ltd., Class H	62,000	53,696
Zhejiang Expressway Co., Ltd., Class H	50,000	53,397
Zhengzhou Yutong Bus Co., Ltd., Class A	17,100	51,226
Zhuzhou CRRC Times Electric Co., Ltd.	10,000	58,315

		1,929,909

Czech Republic—0.7%
Philip Morris CR AS	95	52,786

Egypt—0.6%
Eastern Tobacco	2,377	52,198

Hong Kong—2.6%
BOC Hong Kong Holdings Ltd.	19,000	56,757
CITIC Telecom International Holdings Ltd.	130,000	48,936
NagaCorp Ltd.	87,000	55,527
SITC International Holdings Co., Ltd.	103,000	50,804

		212,024

India—8.2%
Bharat Petroleum Corp. Ltd.	4,317	59,004
Ceat Ltd.	3,367	55,657
Great Eastern Shipping Co., Ltd.	11,289	53,431
Hindustan Petroleum Corp. Ltd.	4,884	58,224
Indiabulls Housing Finance Ltd.	5,412	53,094
Mphasis Ltd.	7,658	56,871
Muthoot Finance Ltd.	19,804	53,455
NIIT Technologies Ltd.	7,405	55,383
Power Grid Corp. of India Ltd.	25,205	52,883
Redington India Ltd.	33,078	57,370
Vardhman Textiles Ltd.	4,551	52,986
Zensar Technologies Ltd.	3,965	55,981

		664,339

Indonesia—2.0%
Bank Negara Indonesia Persero Tbk PT	133,000	52,140
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	750,000	54,664
Bank Rakyat Indonesia Persero Tbk PT	62,500	53,784

		160,588

Korea (Republic of)—8.6%
Hyosung Corp.	465	58,524
Hyundai Marine & Fire Insurance Co., Ltd.	1,815	52,719
KB Insurance Co., Ltd.	1,900	56,625
Kia Motors Corp.	1,215	51,323
Korea Electric Power Corp.	1,073	56,210
KT&G Corp.	592	57,004

158	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Meritz Fire & Marine Insurance Co., Ltd.	3,820	$53,394
Meritz Securities Co., Ltd.	15,780	49,234
Samsung Electronics Co., Ltd.	52	59,675
Shinhan Financial Group Co., Ltd.	1,530	53,856
SK Telecom Co., Ltd.	285	51,645
Spigen Korea Co., Ltd.	950	43,565
Tongyang Life Insurance Co., Ltd.	5,230	54,094

		697,868

Malaysia—2.7%
Berjaya Sports Toto Bhd.	64,700	52,404
Inari Amertron Bhd.	64,725	53,434
Scientex Bhd.	18,100	60,136
Supermax Corp. Bhd.	83,400	55,164

		221,138

Mexico—2.7%
Credito Real S.A.B. de C.V. SOFOM ER	25,253	53,438
Fibra Shop Portafolios Inmobiliarios SAPI de C.V. REIT	53,800	53,404
Mexico Real Estate Management S.A. de C.V. REIT (d)	40,400	54,600
Prologis Property Mexico S.A. de C.V. REIT (d)	35,200	55,906

		217,348

Norway—0.6%
BW LPG Ltd. (a)	7,825	47,465

Peru—0.7%
Intercorp Financial Services, Inc.	2,134	55,143

Philippines—0.6%
Manila Water Co., Inc.	89,500	52,496

Poland—1.4%
Asseco Poland S.A.	3,497	56,703
Warsaw Stock Exchange	5,377	56,479

		113,182

Russian Federation—3.2%
Bashneft OAO (c)(d)	1,357	52,977
Gazprom Neft PAO ADR	4,712	52,397
Gazprom PAO (c)	23,489	51,911
Lukoil PJSC (c)	1,258	49,339
Tatneft OAO (c)	9,250	49,950

		256,574

Singapore—1.3%
Lippo Malls Indonesia Retail Trust REIT	225,000	54,253
Religare Health Trust UNIT	74,500	54,225

		108,478

South Africa—4.7%
Mondi Ltd.	2,726	52,456
Nampak Ltd.	39,664	57,100
Peregrine Holdings Ltd.	28,969	53,469
S.A. Corporate Real Estate Fund Nominees Pty Ltd. REIT	167,118	54,673
Sasol Ltd.	1,761	52,257
Telkom S.A. SOC Ltd.	14,564	56,712
Vukile Property Fund Ltd. REIT	49,019	56,394

		383,061

Taiwan—11.3%
Chimei Materials Technology Corp.	85,700	52,184
Compeq Manufacturing Co., Ltd.	81,000	51,808

	Shares	Value
Coretronic Corp.	52,000	$53,121
Elitegroup Computer Systems Co., Ltd.	82,553	51,534
Gigabyte Technology Co., Ltd.	46,000	50,736
Greatek Electronics, Inc.	47,000	53,707
Green Seal Holding Ltd.	14,000	54,803
Hon Hai Precision Industry Co., Ltd. GDR	10,212	54,634
King’s Town Bank Co., Ltd.	78,000	53,638
Lite-On Technology Corp.	46,585	56,829
Micro-Star International Co., Ltd.	39,000	60,076
Pegatron Corp.	21,000	48,888
Phison Electronics Corp.	7,000	56,984
Primax Electronics Ltd.	43,000	50,395
Sercomm Corp.	21,000	53,405
Taiwan Semiconductor Manufacturing Co., Ltd.	11,500	57,360
Test Research, Inc.	34,000	52,067

		912,169

Thailand—2.0%
CPN Retail Growth Leasehold Property Fund UNIT	96,900	52,334
Delta Electronics Thailand PCL NVDR	22,200	54,851
Thai Vegetable Oil PCL NVDR	77,000	51,195

		158,380

Turkey—3.4%
Akcansa Cimento AS	10,724	54,720
Aksa Akrilik Kimya Sanayii AS	15,076	55,824
Selcuk Ecza Deposu Ticaret ve Sanayi AS	60,538	55,063
Soda Sanayii AS	30,217	54,568
Tupras Turkiye Petrol Rafinerileri AS (d)	1,884	53,064

		273,239

United Arab Emirates—0.7%
Aramex PJSC	58,512	53,991

Total Common Stock (cost—$7,186,847)		7,350,943

Preferred Stock—4.2%
Brazil—1.4%
Alpargatas S.A.	25,500	54,962
Banco Daycoval S.A.	22,600	55,123

		110,085

Korea (Republic of)—2.8%
Hyundai Motor Co.	610	55,429
LG Household & Health Care Ltd.	139	54,409
Samsung Electronics Co., Ltd.	61	59,059
SK Innovation Co., Ltd. (d)	685	59,555

		228,452

Total Preferred Stock (cost—$318,673)		338,537

Equity-Linked Securities—1.3%
China—1.3%
Merrill Lynch International & Co., Gree Electric Appliances, Inc., Class A, expires 8/31/18	16,068	47,883
Midea Group Co., Ltd., Class A, expires 1/6/20	11,301	54,132

Total Equity-Linked Securities (cost—$111,944)		102,015

	Principal Amount (000s)	Value
Repurchase Agreements—1.5%
State Street Bank and Trust Co.,dated 3/31/16, 0.03%, due 4/1/16, proceeds $124,000; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $126,703 including accrued interest
(cost—$124,000)	$124	$124,000

Total Investments (cost—$7,741,464) (b)—97.9%		7,915,495

Other assets less liabilities (e)—2.1%		172,764

Net Assets—100.0%		$8,088,259

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $5,889,853, representing 72.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Securities with an aggregate value of $204,177, representing 2.5% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	159

Schedule of Investments

March 31, 2016 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	10.7%
Oil, Gas & Consumable Fuels	7.9%
Electronic Equipment, Instruments & Components	7.2%
Technology Hardware, Storage & Peripherals	5.9%
Insurance	4.8%
Real Estate Investment Trust	4.7%
Textiles, Apparel & Luxury Goods	3.9%
Health Care Providers & Services	3.5%
Chemicals	2.8%
Transportation Infrastructure	2.7%
Auto Components	2.1%
Electric Utilities	2.1%
Software	2.1%
Semiconductors & Semiconductor Equipment	2.1%
Hotels, Restaurants & Leisure	2.1%
Diversified Financial Services	2.0%
Tobacco	2.0%
Automobiles	2.0%
Independent Power Producers & Energy Traders	2.0%
Diversified Telecommunication Services	1.9%
Capital Markets	1.9%
Beverages	1.4%
Construction Materials	1.4%
Media	1.3%
Consumer Finance	1.3%
Paper & Forest Products	1.3%
Household Durables	1.3%
Electrical Equipment	0.7%
Diversified Consumer Services	0.7%
Containers & Packaging	0.7%
IT Services	0.7%
Health Care Equipment & Supplies	0.7%
Apparel & Textiles	0.7%
Personal Products	0.7%
Air Freight & Logistics	0.7%
Distributors	0.7%
Communications Equipment	0.7%
Thrifts & Mortgage Finance	0.7%
Water Utilities	0.7%
Pharmaceuticals	0.6%
Wireless Telecommunication Services	0.6%
Machinery	0.6%
Food Products	0.6%
Marine	0.6%
Building Products	0.6%
Repurchase Agreements	1.5%
Other assets less liabilities	2.1%

100.0%

AllianzGI NFJ Global Dividend Value Fund

	Shares	Value
Common Stock—97.1%
Chile—2.1%
Itau CorpBanca ADR	22,600	$310,750

China—4.0%
China Construction Bank Corp., Class H	472,600	303,148
China Mobile Ltd.	25,900	286,676

		589,824

France—1.9%
Total S.A.	6,291	286,249

Germany—2.1%
Siemens AG	2,990	316,224

Indonesia—1.7%
Bank Rakyat Indonesia Persero Tbk PT ADR	15,505	257,042

Japan—3.4%
ITOCHU Corp.	22,900	281,414
Mizuho Financial Group, Inc.	155,700	232,037

		513,451

Korea (Republic of)—1.9%
SK Telecom Co., Ltd.	1,590	288,123

Norway—2.0%
Marine Harvest ASA (c)	19,136	294,614

Russian Federation—2.2%
Lukoil PJSC ADR	8,400	322,686

South Africa—3.1%
MTN Group Ltd. ADR	20,200	182,608
Sasol Ltd. ADR	9,621	284,204

		466,812

Spain—3.9%
Banco Santander S.A.	65,219	286,434
Enagas S.A.	9,891	296,875

		583,309

Switzerland—1.9%
Swiss Re AG	3,032	279,974

Taiwan—2.1%
Hon Hai Precision Industry Co., Ltd. GDR	57,509	307,673

United Kingdom—15.0%
BAE Systems PLC	38,344	279,692
Britvic PLC	27,887	284,210
Greene King PLC	21,465	268,326
Imperial Brands PLC	5,118	283,370
Marks & Spencer Group PLC	43,571	253,903
Persimmon PLC	19,127	571,538
Royal Dutch Shell PLC, Class A ADR	6,000	290,700

		2,231,739

United States—49.8%
A Schulman, Inc. (b)	10,800	293,976
AbbVie, Inc.	5,100	291,312
Apple, Inc.	2,900	316,071
Axis Capital Holdings Ltd.	5,200	288,392
CA, Inc.	9,500	292,505
Cisco Systems, Inc.	20,700	589,329
Exxon Mobil Corp.	3,400	284,206
Ford Motor Co.	22,300	301,050
General Motors Co.	9,400	295,442
Gilead Sciences, Inc.	3,100	284,766
Intel Corp.	9,200	297,620

	Shares	Value
International Business Machines Corp.	4,300	$651,235
Johnson & Johnson	2,700	292,140
JPMorgan Chase & Co.	4,700	278,334
MetLife, Inc.	6,700	294,398
Pfizer, Inc.	10,200	302,328
PNC Financial Services Group, Inc.	3,300	279,081
PPL Corp.	7,600	289,332
Quest Diagnostics, Inc.	4,300	307,235
Travelers Cos., Inc.	2,600	303,446
United Technologies Corp.	3,200	320,320
Verizon Communications, Inc.	5,500	297,440
Wal-Mart Stores, Inc.	4,200	287,658

		7,437,616

Total Common Stock (cost—$14,789,620)		14,486,086

	Principal Amount (000s)
Repurchase Agreements—2.9%
State Street Bank and Trust Co.,dated 3/31/16, 0.03%, due 4/1/16, proceeds $430,000; collateralized by Fannie Mae, 1.375%, due 2/26/21, valued at $440,550 including accrued interest
(cost—$430,000)	$430	430,000

Total Investments (cost—$15,219,620) (a)—100.0%		14,916,086

Other assets less liabilities—0.0%		3,256

Net Assets—100.0%		$14,919,342

Notes to Schedule of Investments:

(a) Securities with an aggregate value of $5,092,807, representing 34.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(b) Affiliated security.

(c) Non-income producing.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

160	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Banks	13.0%
Oil, Gas & Consumable Fuels	9.8%
Insurance	7.8%
Wireless Telecommunication Services	5.1%
IT Services	4.4%
Aerospace & Defense	4.0%
Automobiles	4.0%
Pharmaceuticals	4.0%
Communications Equipment	3.9%
Biotechnology	3.9%
Household Durables	3.8%
Industrial Conglomerates	2.1%
Technology Hardware, Storage & Peripherals	2.1%
Electronic Equipment, Instruments & Components	2.1%
Health Care Providers & Services	2.1%
Semiconductors & Semiconductor Equipment	2.0%
Diversified Telecommunication Services	2.0%
Gas Utilities	2.0%
Food Products	2.0%
Chemicals	2.0%
Software	2.0%
Electric Utilities	1.9%
Food & Staples Retailing	1.9%
Beverages	1.9%
Tobacco	1.9%
Trading Companies & Distributors	1.9%
Hotels, Restaurants & Leisure	1.8%
Multi-line Retail	1.7%
Repurchase Agreements	2.9%
Other assets less liabilities	0.0%

100.0%

AllianzGI NFJ International Small-Cap Value Fund

	Shares	Value
Common Stock—97.5%
Australia—6.3%
Asaleo Care Ltd.	86,487	$120,471
Bank of Queensland Ltd.	11,302	104,790
Charter Hall Retail REIT	29,909	105,120
CSR Ltd.	39,600	99,910
Pact Group Holdings Ltd.	33,705	128,849
SAI Global Ltd.	31,300	90,423
Steadfast Group Ltd.	86,804	119,099

		768,662

Belgium—0.9%
Befimmo S.A. REIT	1,760	112,879

Brazil—1.6%
Multiplus S.A.	10,500	95,666
Qualicorp S.A.	23,600	97,599

		193,265

Canada—8.0%
Aimia, Inc.	11,204	72,896
Canfor Pulp Products, Inc.	9,256	85,451
Chorus Aviation, Inc.	7,921	40,192
Cogeco, Inc.	2,105	92,223
Enbridge Income Fund Holdings, Inc.	3,900	88,886
Intertape Polymer Group, Inc.	6,631	95,017
Linamar Corp.	1,943	93,488
Magellan Aerospace Corp.	7,924	99,450
Martinrea International, Inc.	12,400	97,959
New Flyer Industries, Inc.	4,138	106,417
Transcontinental, Inc., Class A	6,584	104,330

		976,309

Chile—3.6%
Cia Cervecerias Unidas S.A. ADR	5,500	123,475
Embotelladora Andina S.A., Class B ADR	5,600	106,792
Itau CorpBanca ADR	8,000	110,000
Vina Concha y Toro S.A. ADR	2,800	96,880

		437,147

Denmark—0.8%
Dfds A/S	2,571	93,461

Finland—1.5%
Lassila & Tikanoja Oyj	4,827	87,828
Tieto Oyj	3,674	95,727

		183,555

France—4.3%
Alten S.A.	1,536	94,130
Euronext NV (a)	2,296	95,226
Rothschild & Co.	3,215	79,451
Rubis SCA	1,145	91,850
Saft Groupe S.A.	2,787	84,153
Technicolor S.A.	12,400	77,362

		522,172

Germany—2.5%
Hornbach Holding AG & Co. KGaA	1,453	93,814
Stada Arzneimittel AG	2,339	92,616
Takkt AG	5,807	111,539

		297,969

Greece—0.8%
Motor Oil Hellas Corinth Refineries S.A.	8,700	93,651

	Shares	Value
Hong Kong—3.4%
First Pacific Co., Ltd.	134,100	$100,300
Langham Hospitality Investments and Langham Hospitality Investments Ltd. UNIT	253,500	89,992
NagaCorp Ltd.	168,000	107,223
PCCW Ltd.	175,000	112,898

		410,413

Italy—4.2%
A2A SpA	78,025	101,313
Anima Holding SpA (a)	12,958	94,497
ASTM SpA	10,717	123,697
Cementir Holding SpA	17,147	85,742
Credito Emiliano SpA	15,588	106,455

		511,704

Japan—20.9%
Aida Engineering Ltd.	9,300	80,795
Cocokara fine, Inc.	2,100	91,094
Daihen Corp.	17,000	77,327
Denki Kagaku Kogyo KK	24,000	98,672
DTS Corp.	4,500	86,018
Fukuoka Financial Group, Inc.	25,000	81,437
Haseko Corp.	9,000	83,794
Heiwado Co., Ltd.	4,000	83,012
Hitachi Chemical Co., Ltd.	5,900	106,022
Kaken Pharmaceutical Co., Ltd.	1,300	78,583
Lintec Corp.	4,600	82,179
Mitsubishi Shokuhin Co., Ltd.	5,000	126,979
Nippo Corp.	6,000	100,716
Nippon Soda Co., Ltd.	19,000	95,410
Nitto Kogyo Corp.	7,200	114,688
Oiles Corp.	5,400	80,659
Sankyu, Inc.	20,000	91,256
Shinmaywa Industries Ltd.	12,000	85,039
Shizuoka Gas Co., Ltd.	14,800	99,079
Sogo Medical Co., Ltd.	2,600	88,224
Sumitomo Osaka Cement Co., Ltd.	26,000	102,130
T-Gaia Corp.	8,200	94,907
Takeuchi Manufacturing Co., Ltd.	5,000	72,265
TechnoPro Holdings, Inc.	3,300	97,822
Toho Holdings Co., Ltd.	3,700	79,079
Tokyo Seimitsu Co., Ltd.	4,000	78,475
TS Tech Co., Ltd.	3,600	84,147
Yokogawa Electric Corp.	8,800	90,895

		2,530,703

Mexico—0.8%
Grupo Herdez S.A.B. de C.V.	42,400	93,551

Netherlands—1.0%
Aalberts Industries NV	3,313	114,727

New Zealand—2.7%
Air New Zealand Ltd.	59,747	118,125
Goodman Property Trust REIT	139,281	127,004
Sky Network Television Ltd.	25,038	86,018

		331,147

Norway—1.3%
Avance Gas Holding Ltd. (a)	7,989	55,547
Borregaard ASA	15,783	105,765

		161,312

Philippines—1.0%
Manila Water Co., Inc.	212,700	124,758

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	161

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Portugal—1.5%
Portucel S.A.	25,214	$91,658
Sonae SGPS S.A.	79,300	95,450

		187,108

Singapore—1.5%
Lippo Malls Indonesia Retail Trust REIT	414,200	99,874
Mapletree Industrial Trust REIT	71,300	84,354

		184,228

South Africa—0.6%
JSE Ltd.	7,328	73,865

Spain—3.4%
Bolsas y Mercados Espanoles SHMSF S.A.	2,631	84,720
Cia de Distribucion Integral Logista Holdings S.A. (c)	5,140	115,979
Grupo Catalana Occidente S.A.	3,822	108,334
Mediaset Espana Comunicacion S.A.	8,769	100,648

		409,681

Sweden—6.8%
BillerudKorsnas AB	5,274	86,095
Cloetta AB, Class B (d)	42,328	134,334
Dios Fastigheter AB	14,127	103,652
Eltel AB (a)(d)	8,300	89,203
Granges AB	14,516	126,002
Hemfosa Fastigheter AB	9,256	101,512
Loomis AB, Class B	3,000	84,676
Swedish Match AB	3,021	102,406

		827,880

Switzerland—2.0%
Cembra Money Bank AG (c)(d)	1,852	129,268
Siegfried Holding AG (d)	585	107,868

		237,136

United Kingdom—16.1%
Berendsen PLC	6,909	119,170
Britvic PLC	10,425	106,246
Close Brothers Group PLC	4,482	81,073
Crest Nicholson Holdings PLC	10,501	84,656
Galliford Try PLC	4,363	89,769
Go-Ahead Group PLC	2,020	76,453
Greene King PLC	7,697	96,217
Hays PLC	55,630	96,571
Hill & Smith Holdings PLC	10,182	132,054
Inchcape PLC	10,377	107,628
Indivior PLC	52,317	122,350
Kcom Group PLC	58,007	89,561
Laird PLC	22,603	123,379
Marston’s PLC	47,289	103,096
OneSavings Bank PLC	17,400	83,169
PayPoint PLC	8,866	95,249
Pendragon PLC	150,616	78,958
RPS Group PLC	26,889	80,135
Savills PLC	8,769	95,397
Synthomer PLC	18,300	95,728

		1,956,859

Total Investments (cost—$11,752,548) (b)—97.5%		11,834,142

Other assets less liabilities (e)—2.5%		304,339

Net Assets—100.0%		$12,138,481

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $8,984,781, representing 74.0% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Affiliated security.

(d) Non-income producing.

(e) Includes net unrealized appreciation (depreciation) of other financial instruments. See Notes 7(b), 7(c) and 7(d) in the Notes to Financial Statements.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

UNIT—More than one class of securities traded together.

The industry classification of portfolio holdings and other assets less liabilities shown as a percentage of net assets were as follows:

Chemicals	4.8%
Commercial Services & Supplies	4.7%
Machinery	4.4%
Real Estate Investment Trust	4.4%
Media	4.3%
Food & Staples Retailing	4.0%
Beverages	3.6%
Banks	3.3%
Real Estate Management & Development	3.2%
Diversified Financial Services	2.9%
Containers & Packaging	2.5%
Hotels, Restaurants & Leisure	2.5%
Pharmaceuticals	2.4%
Construction Materials	2.4%
Professional Services	2.3%
Construction & Engineering	2.3%
Electrical Equipment	2.3%
IT Services	2.3%
Auto Components	2.3%
Specialty Retail	2.2%
Metals & Mining	2.1%
Capital Markets	2.1%
Oil, Gas & Consumable Fuels	2.0%
Food Products	1.9%
Insurance	1.9%
Electronic Equipment, Instruments & Components	1.8%
Diversified Telecommunication Services	1.7%
Gas Utilities	1.6%
Paper & Forest Products	1.5%
Health Care Providers & Services	1.4%
Household Durables	1.4%
Road & Rail	1.4%
Airlines	1.3%
Consumer Finance	1.1%
Water Utilities	1.0%
Transportation Infrastructure	1.0%
Personal Products	1.0%
Air Freight & Logistics	1.0%
Internet & Catalog Retail	0.9%
Life Sciences Tools & Services	0.9%
Distributors	0.9%
Tobacco	0.8%
Multi-Utilities	0.8%
Aerospace & Defense	0.8%
Marine	0.8%
Thrifts & Mortgage Finance	0.7%
Semiconductors & Semiconductor Equipment	0.6%
Other assets less liabilities	2.5%

100.0%

162	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI NFJ International Value II Fund

	Shares	Value
Common Stock—98.3%
Australia—2.2%
Sonic Healthcare Ltd.	32,800	$470,410
Wesfarmers Ltd.	16,100	511,026

		981,436

Canada—5.8%
Cogeco Communications, Inc.	6,300	335,968
Magna International, Inc.	11,700	502,632
Manulife Financial Corp.	24,200	342,480
Open Text Corp.	8,500	440,300
Power Financial Corp.	21,821	545,546
Shaw Communications, Inc., Class B	19,200	370,752

		2,537,678

Chile—0.7%
Itau CorpBanca ADR	20,700	284,625

China—2.7%
China Construction Bank Corp., Class H	682,200	437,595
China Mobile Ltd.	38,300	423,926
PICC Property & Casualty Co., Ltd., Class H	180,000	331,894

		1,193,415

Denmark—1.8%
Danske Bank A/S	16,700	471,282
TDC A/S	64,000	312,803

		784,085

France—8.8%
AXA S.A.	26,700	626,080
Christian Dior SE	2,600	470,795
Cie Generale des Etablissements Michelin	3,800	388,240
CNP Assurances	30,600	476,522
Euronext NV (a)	11,100	460,371
Eutelsat Communications S.A.	13,500	435,392
Renault S.A.	4,400	437,261
Sanofi	6,800	546,691

		3,841,352

Germany—3.0%
Bayer AG	3,500	410,131
Deutsche Lufthansa AG (e)	28,930	466,913
Talanx AG	13,400	456,655

		1,333,699

Hong Kong—8.5%
BOC Hong Kong Holdings Ltd.	150,300	448,981
Cheung Kong Property Holdings Ltd.	58,500	376,613
CK Hutchison Holdings Ltd.	36,500	473,268
First Pacific Co., Ltd.	632,100	472,777
Hang Lung Group Ltd.	76,000	217,675
Jardine Strategic Holdings Ltd.	12,600	376,123
NWS Holdings Ltd.	379,000	601,475
PCCW Ltd.	745,000	480,623
Yue Yuen Industrial Holdings Ltd.	80,800	278,314

		3,725,849

India—0.8%
ICICI Bank Ltd. ADR	49,600	355,136

Ireland—1.3%
Smurfit Kappa Group PLC (d)	21,951	564,656

	Shares	Value
Israel—1.2%
Teva Pharmaceutical Industries Ltd. ADR	9,800	$524,398

Italy—1.8%
ASTM SpA	27,700	319,717
Enel SpA	103,098	457,056

		776,773

Japan—14.1%
Bandai Namco Holdings, Inc.	20,500	446,867
Concordia Financial Group Ltd. (c)	76,000	347,625
Hitachi Chemical Co., Ltd.	19,800	355,801
Isuzu Motors Ltd.	33,700	347,614
Kaken Pharmaceutical Co., Ltd.	6,500	392,916
Lintec Corp.	22,600	403,751
Mitsubishi Electric Corp.	45,000	471,507
Nippo Corp.	30,000	503,582
Nippon Telegraph & Telephone Corp.	11,300	488,132
NSK Ltd.	37,800	345,980
Osaka Gas Co., Ltd.	113,000	433,756
Sumitomo Chemical Co., Ltd.	60,167	272,340
Sumitomo Osaka Cement Co., Ltd.	115,000	451,729
T&D Holdings, Inc.	51,300	479,195
West Japan Railway Co.	7,100	438,405

		6,179,200

Korea (Republic of)—1.4%
Korea Electric Power Corp. ADR	23,784	612,438

Mexico—0.9%
America Movil S.A.B. de C.V., Ser. L ADR	26,400	409,992

Netherlands—2.3%
Aegon NV	80,811	444,120
Wolters Kluwer NV	14,263	568,488

		1,012,608

Norway—1.6%
DNB ASA	27,300	322,367
Yara International ASA	10,359	388,874

		711,241

Philippines—1.2%
Manila Water Co., Inc.	914,100	536,161

Russian Federation—1.1%
Lukoil PJSC ADR	13,000	499,395

Singapore—2.1%
DBS Group Holdings Ltd.	42,836	487,986
Mapletree Industrial Trust REIT	366,000	433,012

		920,998

South Africa—0.7%
Sasol Ltd. ADR	10,100	298,354

Spain—0.6%
Mapfre S.A.	123,800	266,441

Sweden—4.0%
Hemfosa Fastigheter AB	32,400	355,335
Nordea Bank AB	39,500	378,880
Swedish Match AB	18,041	611,555
TeliaSonera AB	81,995	424,863

		1,770,633

Switzerland—0.9%
Baloise Holding AG	3,276	415,830

	Shares	Value
Taiwan—1.3%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	21,300	$558,060

Turkey—1.2%
KOC Holding AS ADR	20,500	519,060

United Kingdom—26.3%
BAE Systems PLC	65,700	479,234
Britvic PLC	45,800	466,771
BT Group PLC	91,817	579,746
Centrica PLC	68,700	224,433
Close Brothers Group PLC	19,300	349,110
Crest Nicholson Holdings PLC	54,878	442,408
Direct Line Insurance Group PLC	94,141	499,342
GlaxoSmithKline PLC	30,468	616,771
Greene King PLC	35,200	440,022
Hays PLC	242,200	420,446
Imperial Brands PLC	16,200	896,949
Inchcape PLC	32,700	339,158
Indivior PLC	173,700	406,218
Laird PLC	82,400	449,784
Man Group PLC	186,480	407,585
Marks & Spencer Group PLC	66,900	389,849
Mondi PLC	19,700	376,728
Old Mutual PLC	147,400	407,137
Persimmon PLC (e)	14,305	427,451
Royal Dutch Shell PLC, Class A	24,000	579,503
Royal Mail PLC	64,612	445,537
Shire PLC ADR	4,400	756,360
Sky PLC	33,871	497,719
WPP PLC	27,610	642,637

		11,540,898

Total Common Stock (cost—$45,530,764)		43,154,411

	Principal Amount (000s)
Repurchase Agreements—2.2%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $966,001; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $986,077 including accrued interest
(cost—$966,000)	$966	966,000

Total Investments (cost—$46,496,764) (b)—100.5%		44,120,411

Liabilities in excess of other assets—(0.5)%		(211,108)

Net Assets—100.0%		$43,909,303

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	163

Schedule of Investments

March 31, 2016 (Unaudited)

Notes to Schedule of Investments:

(a) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(b) Securities with an aggregate value of $35,451,290, representing 80.7% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c) Fair-Valued—Security with a value of $347,625, representing 0.8% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(d) Affiliated security.

(e) Non-income producing.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets were as follows:

Insurance	12.1%
Pharmaceuticals	8.3%
Banks	8.0%
Media	6.5%
Diversified Telecommunication Services	5.2%
Industrial Conglomerates	4.5%
Tobacco	3.4%
Chemicals	3.2%
Oil, Gas & Consumable Fuels	3.1%
Electric Utilities	2.4%
Real Estate Management & Development	2.2%
Diversified Financial Services	2.1%
Auto Components	2.0%
Household Durables	2.0%
Wireless Telecommunication Services	1.9%
Automobiles	1.8%
Capital Markets	1.7%
Textiles, Apparel & Luxury Goods	1.7%
Containers & Packaging	1.3%
Semiconductors & Semiconductor Equipment	1.3%
Water Utilities	1.2%
Food & Staples Retailing	1.2%
Construction & Engineering	1.1%
Aerospace & Defense	1.1%
Electrical Equipment	1.1%
Health Care Providers & Services	1.1%
Airlines	1.1%
Beverages	1.1%
Construction Materials	1.0%
Electronic Equipment, Instruments & Components	1.0%
Leisure Products	1.0%
Air Freight & Logistics	1.0%
Software	1.0%
Hotels, Restaurants & Leisure	1.0%
Road & Rail	1.0%
Gas Utilities	1.0%
Real Estate Investment Trust	1.0%
Professional Services	1.0%
Multi-line Retail	0.9%
Paper & Forest Products	0.9%
Machinery	0.8%
Distributors	0.8%
Transportation Infrastructure	0.7%
Multi-Utilities	0.5%
Repurchase Agreements	2.2%
Liabilities in excess of other assets	(0.5)%

100.0%

AllianzGI Short Duration High Income Fund

	Principal Amount (000s)	Value
Corporate Bonds & Notes—82.8%
Auto Components—0.2%
American Axle & Manufacturing, Inc.,
5.125%, 2/15/19	$1,763	$1,791,649
Dana Holding Corp.,
6.75%, 2/15/21	250	257,812

		2,049,461

Auto Manufacturers—0.3%
General Motors Financial Co., Inc.,
3.25%, 5/15/18	250	254,322
4.75%, 8/15/17	1,980	2,044,768
6.75%, 6/1/18	325	351,283

		2,650,373

Banks—1.1%
CIT Group, Inc.,
5.00%, 5/15/17	4,400	4,488,000
6.625%, 4/1/18 (a)(c)	5,000	5,268,750

		9,756,750

Building Materials—2.5%
Louisiana-Pacific Corp.,
7.50%, 6/1/20	22,106	23,073,137

Coal—0.8%
Cloud Peak Energy Resources LLC,
8.50%, 12/15/19	16,150	7,186,750

Commercial Services—2.1%
Hertz Corp.,
7.50%, 10/15/18	12,973	13,213,001
United Rentals North America, Inc.,
8.25%, 2/1/21	5,200	5,460,000

		18,673,001

Containers & Packaging—7.6%
Novelis, Inc.,
8.375%, 12/15/17	26,465	27,047,230
Reynolds Group Issuer, Inc.,
7.125%, 4/15/19	13,967	14,220,152
7.875%, 8/15/19	26,870	27,844,037

		69,111,419

Diversified Financial Services—6.8%
Aircastle Ltd.,
4.625%, 12/15/18	4,541	4,699,935
Alliance Data Systems Corp. (a)(c),
5.25%, 12/1/17	29,452	29,967,410
Ally Financial, Inc.,
3.25%, 11/5/18	9,575	9,440,950
3.60%, 5/21/18	400	399,000
5.50%, 2/15/17	3,545	3,618,807
Fly Leasing Ltd.,
6.75%, 12/15/20	13,469	13,266,965
International Lease Finance Corp.,
2.584%, 6/15/16 (d)	350	350,343
6.75%, 9/1/16 (a)(c)	195	198,169

		61,941,579

Electric Utilities—2.6%
AES Corp. (d),
3.635%, 6/1/19	2,364	2,287,170
NRG Energy, Inc.,
8.25%, 9/1/20	21,150	21,414,375

		23,701,545

164	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Principal Amount (000s)	Value
Entertainment—3.4%
Scientific Games Corp.,
8.125%, 9/15/18	$36,181	$30,753,850

Financial Services—0.2%
Lincoln Finance Ltd. (c),
7.375%, 4/15/21	1,600	1,670,000

Food & Beverage—3.2%
Bumble Bee Holdings, Inc. (a)(c),
9.00%, 12/15/17	28,507	28,685,169

Food Service—0.4%
Aramark Services, Inc.,
5.75%, 3/15/20	3,250	3,353,594

Holding Companies-Diversified—0.9%
Nielsen Co. Luxembourg Sarl (a)(c),
5.50%, 10/1/21	7,700	8,046,500

Home Builders—7.8%
Brookfield Residential Properties, Inc. (a)(c),
6.50%, 12/15/20	26,478	25,418,880
Lennar Corp.,
4.50%, 11/15/19	775	809,875
MDC Holdings, Inc.,
5.625%, 2/1/20	996	1,013,430
Meritage Homes Corp.,
4.50%, 3/1/18	8,840	8,972,600
TRI Pointe Holdings, Inc.,
4.375%, 6/15/19	7,980	7,960,050
William Lyon Homes, Inc.,
8.50%, 11/15/20	25,415	26,205,000

		70,379,835

Internet—2.1%
j2 Global, Inc.,
8.00%, 8/1/20	17,895	18,700,275

Iron/Steel—2.1%
ArcelorMittal,
5.125%, 6/1/20	15,250	14,716,250
10.85%, 6/1/19	2,850	3,177,750
Commercial Metals Co.,
6.50%, 7/15/17	1,000	1,032,500

		18,926,500

Leisure Time—0.1%
NCL Corp., Ltd. (a)(c),
4.625%, 11/15/20	1,303	1,316,030

Lodging—0.4%
Hilton Worldwide Finance LLC,
5.625%, 10/15/21	3,500	3,644,200

Machinery-Diversified—2.0%
Case New Holland Industrial, Inc.,
7.875%, 12/1/17	6,250	6,750,000
CNH Industrial Capital LLC,
3.25%, 2/1/17	8,972	8,994,430
6.25%, 11/1/16	2,575	2,639,375

		18,383,805

Media—1.3%
Cablevision Systems Corp.,
8.625%, 9/15/17	1,175	1,245,500
CCO Holdings LLC,
7.375%, 6/1/20	4,750	4,948,906
CSC Holdings LLC,
7.625%, 7/15/18	3,657	3,958,703
7.875%, 2/15/18	1,743	1,873,725

		12,026,834

Mining—1.2%
Alcoa, Inc.,
6.75%, 7/15/18	10,295	11,105,731

	Principal Amount (000s)	Value
Miscellaneous Manufacturing—2.0%
LSB Industries, Inc.,
7.75%, 8/1/19	$19,375	$17,873,438

Oil, Gas & Consumable Fuels—6.5%
AmeriGas Partners L.P.,
6.25%, 8/20/19	24,815	25,435,375
Hiland Partners L.P. (a)(c),
7.25%, 10/1/20	11,381	11,822,014
Light Tower Rentals, Inc. (a)(c),
8.125%, 8/1/19	10,000	5,525,000
NGL Energy Partners LP,
5.125%, 7/15/19	26,961	16,446,210

		59,228,599

Pharmaceuticals—3.0%
Valeant Pharmaceuticals International, Inc. (a)(c),
7.00%, 10/1/20	31,808	26,877,760

Pipelines—5.5%
Crestwood Midstream Partners L.P.,
6.00%, 12/15/20	2,635	2,088,237
Kinder Morgan Finance Co. LLC (a)(c),
6.00%, 1/15/18	7,075	7,401,412
Sabine Pass LNG L.P.,
7.50%, 11/30/16	20,414	21,018,765
SemGroup Corp.,
7.50%, 6/15/21	5,950	4,804,625
Targa Resources Partners Co.,
5.00%, 1/15/18	14,910	14,947,275

		50,260,314

Real Estate Investment Trust—0.7%
DuPont Fabros Technology L.P.,
5.875%, 9/15/21	6,074	6,392,885

Retail—1.5%
GameStop Corp. (a)(c),
5.50%, 10/1/19	14,315	13,796,081

Software—1.6%
ACI Worldwide, Inc. (a)(c),
6.375%, 8/15/20	12,700	13,081,000
First Data Corp. (a)(c),
6.75%, 11/1/20	1,100	1,159,400

		14,240,400

Specialty Retail—3.9%
GameStop Corp. (c),
6.75%, 3/15/21	36,450	35,356,500

Telecommunications—9.0%
Frontier Communications Corp.,
7.125%, 3/15/19	5,900	6,091,750
8.875%, 9/15/20 (a)(c)	3,600	3,771,000
Intelsat Jackson Holdings S.A.,
7.25%, 4/1/19	22,810	16,936,425
Sprint Capital Corp., 6.90%, 5/1/19	21,850	19,009,500
Sprint Communications, Inc.,
8.375%, 8/15/17	1,537	1,523,551
T-Mobile USA, Inc.,
6.464%, 4/28/19	33,332	34,165,300

		81,497,526

Total Corporate Bonds & Notes (cost—$805,320,545)		750,659,841

	Principal Amount (000s)	Value
Senior Loans (a)(b)—12.3%
Commercial Services & Supplies—5.4%
Asurion LLC,
5.00%, 5/24/19, Term B1	$4,565	$4,511,484
5.00%, 8/4/22, Term B4	7,388	7,242,831
8.50%, 3/3/21, 2nd Lien	40,000	37,550,000

		49,304,315

Financial Services—1.7%
Delos Finance Sarl, Term B,
3.50%, 3/6/21	15,000	15,056,250

IT Services—0.2%
First Data Corp., Term C1,
3.932%, 3/24/18	1,615	1,613,441

Media—1.3%
Numericable U.S. LLC, Term B6,
4.75%, 1/31/23	9,000	8,947,503
Univision Communications, Inc., Term C4,
4.00%, 3/1/20	2,992	2,966,412

		11,913,915

Real Estate Investment Trust—2.2%
Communications Sales & Leasing, Inc., Term B,
5.00%, 10/24/22	20,346	19,740,949

Specialty Retail—1.5%
J Crew Group, Inc., Term B,
4.00%, 3/5/21	6,404	5,028,350
PetSmart, Inc., Term B1,
4.25%, 3/10/22	8,928	8,901,846

		13,930,196

Total Senior Loans (cost—$115,845,134)		111,559,066

Repurchase Agreements—4.3%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $39,316,033; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $40,105,813 including accrued interest
(cost—$39,316,000)	39,316	39,316,000

Total Investments (cost—$960,481,679)—99.4%		901,534,907

Other assets less liabilities—0.6%		5,517,273

Net Assets—100.0%		$907,052,180

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	165

Schedule of Investments

March 31, 2016 (Unaudited)

Notes to Schedule of Investments:

(a) Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $293,893,641, representing 32.4% of net assets.

(b) These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on March 31, 2016.

(c) 144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Variable or Floating Rate Security—Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on March 31, 2016.

AllianzGI Structured Return Fund

	Shares	Value
Exchange-Traded Funds—94.5%
SPDR S&P 500 (a) (cost—$158,882,251)	801,000	$164,653,560

	Principal Amount (000s)
Repurchase Agreements—15.2%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $26,507,022; collateralized by U.S. Treasury Notes, 3.625%, due 2/15/21, valued at $27,038,750 including accrued interest
(cost—$26,507,000)	$26,507	26,507,000

	Contracts
Options Purchased (b)(c)—0.2%
Call Options—0.1%
S&P 500 Index, strike price $2,200.00, expires 4/1/16	40	300
strike price $2,250.00, expires 4/1/16	30	340
strike price $2,085.00, expires 4/8/16	15	4,462
strike price $2,300.00, expires 4/8/16	174	2,610
strike price $2,090.00, expires 4/15/16	15	6,825
strike price $2,140.00, expires 4/15/16	20	727
strike price $2,200.00, expires 4/15/16	60	450
strike price $2,300.00, expires 4/15/16	140	1,050
strike price $2,080.00, expires 4/22/16	15	17,850
strike price $2,135.00, expires 4/22/16	20	1,450
strike price $2,250.00, expires 4/22/16	171	1,283
strike price $2,275.00, expires 4/22/16	88	909
strike price $2,050.00, expires 4/29/16	20	65,600
strike price $2,075.00, expires 4/29/16	20	36,900
strike price $2,250.00, expires 4/29/16	98	735
strike price $2,100.00, expires 5/6/16	15	16,350
strike price $2,110.00, expires 5/13/16	15	14,850

		172,691

Put Options—0.1%
S&P 500 Index, strike price $1,400.00, expires 4/1/16	71	532
strike price $1,450.00, expires 4/1/16	42	315
strike price $1,900.00, expires 4/1/16	20	200
strike price $1,350.00, expires 4/8/16	75	1,125
strike price $1,400.00, expires 4/8/16	100	750
strike price $1,500.00, expires 4/8/16	25	188

	Contracts	Value
strike price $1,650.00, expires 4/8/16	22	$165
strike price $1,750.00, expires 4/8/16	125	1,875
strike price $1,920.00, expires 4/8/16	20	750
strike price $1,975.00, expires 4/8/16	15	1,500
strike price $2,030.00, expires 4/8/16	15	7,350
strike price $1,150.00, expires 4/15/16	30	225
strike price $1,200.00, expires 4/15/16	30	225
strike price $1,400.00, expires 4/15/16	51	382
strike price $1,475.00, expires 4/15/16	25	188
strike price $1,550.00, expires 4/15/16	25	188
strike price $1,600.00, expires 4/15/16	49	368
strike price $1,650.00, expires 4/15/16	22	660
strike price $1,725.00, expires 4/15/16	125	2,500
strike price $1,875.00, expires 4/15/16	20	1,600
strike price $1,935.00, expires 4/15/16	15	1,725
strike price $1,975.00, expires 4/15/16	15	4,275
strike price $2,000.00, expires 4/15/16	15	7,275
strike price $1,450.00, expires 4/22/16	65	650
strike price $1,500.00, expires 4/22/16	127	2,222
strike price $1,550.00, expires 4/22/16	22	275
strike price $1,975.00, expires 4/22/16	15	7,950
strike price $2,000.00, expires 4/22/16	15	12,375
strike price $1,150.00, expires 4/29/16	30	225
strike price $1,200.00, expires 4/29/16	30	225
strike price $1,250.00, expires 4/29/16	35	263
strike price $1,350.00, expires 4/29/16	65	487
strike price $1,500.00, expires 4/29/16	51	1,020
strike price $1,525.00, expires 4/29/16	51	1,020
strike price $1,850.00, expires 4/29/16	20	4,050
strike price $1,870.00, expires 4/29/16	20	4,300
strike price $1,925.00, expires 4/29/16	20	8,700
strike price $1,325.00, expires 5/6/16	25	250
strike price $1,400.00, expires 5/6/16	35	787
strike price $2,000.00, expires 5/6/16	15	23,850
strike price $1,350.00, expires 5/13/16	70	1,050
strike price $1,375.00, expires 5/13/16	50	1,000

166	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Contracts	Value
strike price $1,990.00, expires 5/13/16	20	$35,000
strike price $2,120.00, expires 5/13/16	5	35,675

		175,735

Total Options Purchased (cost—$687,894)		348,426

Total Investments, before options written (cost—$186,077,145)—109.9%		191,508,986

Options Written (b)(c)—(5.8)%
Call Options—(5.6)%
S&P 500 Index,
strike price $1,800.00, expires 4/1/16	40	(1,039,600)
strike price $1,915.00, expires 4/1/16	30	(435,000)
strike price $1,880.00, expires 4/8/16	23	(411,930)
strike price $1,890.00, expires 4/8/16	41	(693,720)
strike price $1,935.00, expires 4/8/16	110	(1,368,400)
strike price $2,110.00, expires 4/8/16	45	(1,238)
strike price $1,905.00, expires 4/15/16	50	(773,000)
strike price $1,930.00, expires 4/15/16	30	(388,200)
strike price $1,950.00, expires 4/15/16	30	(329,550)
strike price $1,975.00, expires 4/15/16	90	(777,150)
strike price $2,125.00, expires 4/15/16	30	(1,800)
strike price $1,960.00, expires 4/22/16	96	(982,560)
strike price $1,965.00, expires 4/22/16	88	(860,200)
strike price $1,970.00, expires 4/22/16	75	(698,625)
strike price $2,120.00, expires 4/22/16	30	(5,100)
strike price $1,925.00, expires 4/29/16	50	(685,750)
strike price $1,990.00, expires 4/29/16	48	(376,560)
strike price $2,100.00, expires 4/29/16	40	(33,200)
strike price $2,120.00, expires 4/29/16	40	(14,400)
strike price $2,140.00, expires 5/6/16	30	(6,300)
strike price $2,150.00, expires 5/13/16	30	(6,300)

		(9,888,583)

Put Options—(0.2)%
S&P 500 Index,
strike price $1,850.00, expires 4/1/16	65	(488)
strike price $1,880.00, expires 4/1/16	25	(187)
strike price $1,855.00, expires 4/8/16	30	(900)
strike price $1,860.00, expires 4/8/16	40	(1,300)
strike price $1,865.00, expires 4/8/16	30	(975)

	Contracts	Value
strike price $1,880.00, expires 4/8/16	30	$(675)
strike price $1,930.00, expires 4/8/16	30	(1,275)
strike price $1,995.00, expires 4/8/16	30	(4,500)
strike price $1,825.00, expires 4/15/16	40	(2,300)
strike price $1,845.00, expires 4/15/16	40	(2,600)
strike price $1,890.00, expires 4/15/16	31	(2,790)
strike price $1,900.00, expires 4/15/16	10	(975)
strike price $1,925.00, expires 4/15/16	30	(2,850)
strike price $1,930.00, expires 4/15/16	31	(3,255)
strike price $1,970.00, expires 4/15/16	30	(7,350)
strike price $1,920.00, expires 4/22/16	31	(7,130)
strike price $1,925.00, expires 4/22/16	60	(14,550)
strike price $1,940.00, expires 4/22/16	25	(7,375)
strike price $1,945.00, expires 4/22/16	31	(9,920)
strike price $1,970.00, expires 4/22/16	15	(7,275)
strike price $1,800.00, expires 4/29/16	40	(4,200)
strike price $1,810.00, expires 4/29/16	40	(5,900)
strike price $1,875.00, expires 4/29/16	40	(9,000)
strike price $1,915.00, expires 4/29/16	25	(9,875)
strike price $1,920.00, expires 4/29/16	30	(12,300)
strike price $1,970.00, expires 4/29/16	31	(24,645)
strike price $1,980.00, expires 4/29/16	16	(14,640)
strike price $1,950.00, expires 5/6/16	30	(25,800)
strike price $1,960.00, expires 5/6/16	20	(19,600)
strike price $1,925.00, expires 5/13/16	30	(26,100)
strike price $1,940.00, expires 5/13/16	60	(61,800)
strike price $2,050.00, expires 5/13/16	10	(33,550)

		(326,080)

Total Options Written (premiums received—$8,858,954)		(10,214,663)

Total Investments, net of options written (cost—$177,218,191)—104.1%		181,294,323

Other liabilities in excess of other assets—(4.1)%		(7,094,105)

Net Assets—100.0%		$174,200,218

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	167

Schedule of Investments

March 31, 2016 (Unaudited)

AllianzGI U.S. Equity Hedged Fund

	Shares	Value
Exchange-Traded Funds—83.3%
SPDR S&P 500 (a) (cost—$6,411,830)	31,000	$ 6,372,360

	Principal Amount (000s)
Repurchase Agreements—2.6%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $197,000; collateralized by U.S. Treasury Notes, 1.625%, due 11/30/20, valued at $204,750 including accrued interest
(cost—$197,000)	$197	197,000

	Contracts
Options Purchased (b)(c)—2.6%
Call Options—0.7%
S&P 500 Index,
strike price $2,000.00, expires 4/15/16	5	31,675
strike price $2,200.00, expires 4/15/16	5	38
strike price $2,025.00, expires 4/29/16	5	25,150
strike price $2,250.00, expires 4/29/16	36	270

		57,133

Put Options—1.9%
S&P 500 Index,
strike price $1,100.00, expires 4/15/16	5	112
strike price $1,825.00, expires 4/15/16	5	287
strike price $1,100.00, expires 4/29/16	5	38
strike price $1,825.00, expires 4/29/16	5	825
strike price $1,875.00, expires 6/17/16	3	4,530
strike price $1,900.00, expires 6/17/16	4	7,180
strike price $1,700.00, expires 9/30/16	4	8,760
strike price $1,825.00, expires 12/16/16	7	37,485
strike price $1,875.00, expires 12/30/16	7	46,900
strike price $1,750.00, expires 1/20/17	5	23,500
strike price $1,825.00, expires 3/31/17	2	15,120

		144,737

Total Options Purchased (cost—$366,247)		201,870

Total Investments, before options written (cost—$6,975,077)—88.5%		6,771,230

	Contracts	Value
Options Written (b)(c)—(0.8)%
Call Options—(0.7)%
S&P 500 Index,
strike price $2,050.00, expires 4/15/16	10	$ (23,400)
strike price $2,100.00, expires 4/29/16	10	(8,300)
strike price $2,110.00, expires 4/29/16	31	(17,360)

		(49,060)

Put Options—(0.1)%
S&P 500 Index,
strike price $1,760.00, expires 4/15/16	10	(350)
strike price $1,750.00, expires 4/29/16	10	(825)
strike price $1,450.00, expires 1/20/17	5	(8,325)

		(9,500)

Total Options Written (premiums received—$98,578)		(58,560)

Total Investments, net of options written (cost—$6,876,499)—87.7%		6,712,670

Other assets less other liabilities—12.3%		939,075

Net Assets—100.0%		$7,651,745

Notes to Schedule of Investments:

(a) All or partial amount segregated for the benefit of the counterparty as collateral for options written.

(b) Non-income producing.

(c) Exchange traded-Chicago Board Options Exchange.

AllianzGI U.S. Small-Cap Growth Fund

	Shares	Value
Common Stock—95.7%
Auto Components—3.0%
Cooper-Standard Holding, Inc. (a)	3,334	$ 239,515
Motorcar Parts of America, Inc. (a)	9,101	345,656
Visteon Corp. (a)	2,517	200,328

		785,499

Banks—4.7%
Ameris Bancorp	7,776	230,014
Banc of California, Inc.	11,331	198,293
Bank of the Ozarks, Inc.	6,254	262,480
Eagle Bancorp, Inc. (a)	6,070	291,360
Home BancShares, Inc.	6,203	254,013

		1,236,160

Beverages—1.1%
Cott Corp.	21,124	293,412

Biotechnology—3.4%
Cara Therapeutics, Inc. (a)	13,208	82,154
Ligand Pharmaceuticals, Inc., Class B (a)	3,636	389,379
Neurocrine Biosciences, Inc. (a)	3,833	151,595
Prothena Corp. PLC (a)	2,288	94,174
Repligen Corp. (a)	6,161	165,238

		882,540

Building Products—4.8%
American Woodmark Corp. (a)	4,378	326,555
Builders FirstSource, Inc. (a)	23,700	267,099
Gibraltar Industries, Inc. (a)	10,661	304,905
Patrick Industries, Inc. (a)	7,780	353,134

		1,251,693

Construction & Engineering—6.1%
Comfort Systems USA, Inc.	5,804	184,393
Dycom Industries, Inc. (a)	5,555	359,242
Granite Construction, Inc.	8,198	391,864
MasTec, Inc. (a)	15,527	314,267
Primoris Services Corp.	14,294	347,344

		1,597,110

Construction Materials—1.4%
U.S. Concrete, Inc. (a)	6,200	369,396

Containers & Packaging—1.3%
Berry Plastics Group, Inc. (a)	9,688	350,221

Distributors—1.6%
Core-Mark Holding Co., Inc.	5,266	429,495

Energy Equipment & Services—1.2%
Helix Energy Solutions Group, Inc. (a)	19,634	109,951
McDermott International, Inc. (a)	51,891	212,234

		322,185

Food Products—0.9%
Amplify Snack Brands, Inc. (a)	16,066	230,065

Health Care Equipment & Supplies—5.2%

Cantel Medical Corp.	3,920	279,731
Cynosure, Inc., Class A (a)	8,983	396,330
Inogen, Inc. (a)	5,439	244,646
Vascular Solutions, Inc. (a)	5,945	193,391
West Pharmaceutical Services, Inc.	3,761	260,713

		1,374,811

168	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Health Care Providers & Services—4.5%
Acadia Healthcare Co., Inc. (a)	4,382	$241,492
AMN Healthcare Services, Inc. (a)	9,778	328,639
Amsurg Corp. (a)	4,254	317,348
Providence Service Corp. (a)	5,572	284,562

		1,172,041

Hotels, Restaurants & Leisure—10.3%
Buffalo Wild Wings, Inc. (a)	1,819	269,430
Cheesecake Factory, Inc.	6,534	346,890
Churchill Downs, Inc.	2,171	321,048
Dave & Buster’s Entertainment, Inc. (a)	6,767	262,424
Penn National Gaming, Inc. (a)	17,390	290,239
Popeyes Louisiana Kitchen, Inc. (a)	4,327	225,264
Six Flags Entertainment Corp.	6,141	340,764
Sonic Corp.	8,643	303,888
Texas Roadhouse, Inc.	8,141	354,785

		2,714,732

Household Durables—5.0%
Cavco Industries, Inc. (a)	3,234	302,250
Helen of Troy Ltd. (a)	1,963	203,543
Installed Building Products, Inc. (a)	11,903	316,739
LGI Homes, Inc. (a)	10,241	247,934
Universal Electronics, Inc. (a)	3,710	229,983

		1,300,449

Insurance—4.4%
AMERISAFE, Inc.	7,934	416,852
Hanover Insurance Group, Inc.	4,659	420,335
National General Holdings Corp.	14,195	306,470

		1,143,657

Internet Software & Services—2.1%
j2 Global, Inc.	3,235	199,212
WebMD Health Corp. (a)	5,740	359,496

		558,708

IT Services—4.5%
Convergys Corp.	11,802	327,742
EPAM Systems, Inc. (a)	3,153	235,435
Euronet Worldwide, Inc. (a)	5,448	403,751
Travelport Worldwide Ltd.	14,717	201,034

		1,167,962

Life Sciences Tools & Services—2.3%
Cambrex Corp. (a)	7,658	336,952
ICON PLC (a)	3,595	269,984

		606,936

Metals & Mining—1.0%
Kaiser Aluminum Corp.	3,196	270,190

Oil, Gas & Consumable Fuels—2.8%
Diamondback Energy, Inc. (a)	2,985	230,382
Matador Resources Co. (a)	12,700	240,792
Synergy Resources Corp. (a)	33,732	262,098

		733,272

Pharmaceuticals—1.0%
Supernus Pharmaceuticals, Inc. (a)	17,000	259,250

Road & Rail—1.0%
Swift Transportation Co. (a)	13,994	260,708

Semiconductors & Semiconductor Equipment—4.1%
Inphi Corp. (a)	6,819	227,345
MaxLinear, Inc., Class A (a)	14,293	264,421

	Shares	Value
Mellanox Technologies Ltd. (a)	4,368	$237,313
Microsemi Corp. (a)	9,277	355,402

		1,084,481

Software—9.6%
Callidus Software, Inc. (a)	15,989	266,697
Ellie Mae, Inc. (a)	2,801	253,883
Fair Isaac Corp.	2,680	284,321
Gigamon, Inc. (a)	8,915	276,543
Guidewire Software, Inc. (a)	4,292	233,828
Paycom Software, Inc. (a)	7,118	253,401
Paylocity Holding Corp. (a)	6,781	222,010
Take-Two Interactive Software, Inc. (a)	11,529	434,297
Ultimate Software Group, Inc. (a)	1,551	300,118

		2,525,098

Specialty Retail—3.0%
Asbury Automotive Group, Inc. (a)	2,726	163,124
Express, Inc. (a)	10,608	227,117
Party City Holdco, Inc. (a)	9,558	143,752
Sportsman’s Warehouse Holdings, Inc. (a)	20,941	263,857

		797,850

Technology Hardware, Storage & Peripherals—1.3%
Electronics for Imaging, Inc. (a)	8,236	349,124

Textiles, Apparel & Luxury Goods—2.7%
G-III Apparel Group Ltd. (a)	3,891	190,231
Kate Spade & Co. (a)	11,800	301,136
Oxford Industries, Inc.	3,187	214,262

		705,629

Thrifts & Mortgage Finance—1.4%
LendingTree, Inc. (a)	3,693	361,102

Total Common Stock (cost—$21,557,336)		25,133,776

	Principal Amount (000s)
Repurchase Agreements—4.8%
State Street Bank and Trust Co., dated 3/31/16, 0.03%, due 4/1/16, proceeds $1,272,001; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $1,299,188 including accrued interest
(cost—$1,272,000)	$1,272	1,272,000

Total Investments (cost—$22,829,336)—100.5%		26,405,776

Liabilities in excess of other assets—(0.5)%		(121,338)

Net Assets—100.0%		$26,284,438

Notes to Schedule of Investments:

(a) Non-income producing.

AllianzGI Ultra Micro Cap Fund

	Shares	Value
Common Stock—99.7%
Air Freight & Logistics—0.5%
Radiant Logistics, Inc. (a)	86,408	$308,477

Auto Components—2.0%
Motorcar Parts of America, Inc. (a)	32,020	1,216,120

Banks—6.7%
Franklin Financial Network, Inc. (a)	30,514	823,878
Heritage Commerce Corp.	67,857	679,249
Pacific Continental Corp.	26,021	419,719
Park Sterling Corp.	73,798	492,233
Preferred Bank/Los Angeles	22,106	668,706
Southwest Bancorp, Inc.	42,966	646,638
Suffolk Bancorp	15,035	379,483

		4,109,906

Beverages—0.6%
Primo Water Corp. (a)	38,743	390,917

Biotechnology—5.8%
Anthera Pharmaceuticals, Inc. (a)	58,749	212,671
BioSpecifics Technologies Corp. (a)	11,349	395,172
Cara Therapeutics, Inc. (a)	36,725	228,430
Chiasma, Inc. (a)	14,971	137,134
Concert Pharmaceuticals, Inc. (a)	24,967	341,049
Eagle Pharmaceuticals, Inc. (a)	10,120	409,860
Fate Therapeutics, Inc. (a)	75,421	135,758
Flexion Therapeutics, Inc. (a)	21,659	199,263
La Jolla Pharmaceutical Co. (a)	16,048	335,564
Pfenex, Inc. (a)	31,299	307,669
Repligen Corp. (a)	32,124	861,566

		3,564,136

Building Products—1.9%
Patrick Industries, Inc. (a)	25,442	1,154,812

Chemicals—1.1%
American Vanguard Corp.	42,447	669,814

Communications Equipment—0.9%
ShoreTel, Inc. (a)	72,185	537,056

Construction & Engineering—2.6%
Argan, Inc.	13,764	483,942
Integrated Electrical Services, Inc. (a)	23,826	349,527
NV5 Global, Inc. (a)	29,037	779,063

		1,612,532

Construction Materials—1.9%
U.S. Concrete, Inc. (a)	19,179	1,142,685

Diversified Consumer Services—2.2%
Cambium Learning Group, Inc. (a)	84,908	362,557
Carriage Services, Inc.	46,142	997,129

		1,359,686

Diversified Telecommunication Services—2.0%
8x8, Inc. (a)	63,882	642,653
inContact, Inc. (a)	62,948	559,608

		1,202,261

Electrical Equipment—1.3%
LSI Industries, Inc.	67,656	794,958

Electronic Equipment, Instruments & Components—1.5%
CUI Global, Inc. (a)	43,669	352,846
ePlus, Inc. (a)	6,652	535,552

		888,398

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	169

Schedule of Investments

March 31, 2016 (Unaudited)

	Shares	Value
Energy Equipment & Services—0.6%
Independence Contract Drilling, Inc. (a)	74,812	$356,853

Food Products—1.9%
John B Sanfilippo & Son, Inc.	16,706	1,154,218

Health Care Equipment & Supplies—10.6%
AtriCure, Inc. (a)	33,015	555,642
Avinger, Inc. (a)	27,453	263,000
Cynosure, Inc., Class A (a)	21,927	967,419
Inogen, Inc. (a)	24,812	1,116,044
iRadimed Corp. (a)	25,414	486,932
LeMaitre Vascular, Inc.	62,048	962,985
RTI Surgical, Inc. (a)	106,630	426,520
SurModics, Inc. (a)	23,457	431,843
Trinity Biotech PLC ADR	31,704	369,669
Vascular Solutions, Inc. (a)	27,696	900,951

		6,481,005

Health Care Providers & Services—6.0%
Aceto Corp.	31,300	737,428
BioTelemetry, Inc. (a)	67,385	787,057
Cross Country Healthcare, Inc. (a)	62,110	722,339
Providence Service Corp. (a)	16,722	853,993
RadNet, Inc. (a)	75,271	363,559
Sharps Compliance Corp. (a)	44,009	242,049

		3,706,425

Health Care Technology—0.5%
Vocera Communications, Inc. (a)	25,592	326,298

Hotels, Restaurants & Leisure—5.2%
Carrols Restaurant Group, Inc. (a)	72,208	1,042,684
Eldorado Resorts, Inc. (a)	55,028	629,520
Good Times Restaurants, Inc. (a)	76,454	304,287
Kona Grill, Inc. (a)	25,956	336,130
Papa Murphy’s Holdings, Inc. (a)	33,805	403,970
Red Lion Hotels Corp. (a)	54,333	458,027

		3,174,618

Household Durables—2.2%
Century Communities, Inc. (a)	32,772	559,418
LGI Homes, Inc. (a)	32,953	797,792

		1,357,210

Insurance—2.3%
Atlas Financial Holdings, Inc. (a)	42,147	764,547
Federated National Holding Co.	33,290	654,481

		1,419,028

Internet Software & Services—4.7%
Autobytel, Inc. (a)	55,222	958,654
Five9, Inc. (a)	57,493	511,113
GTT Communications, Inc. (a)	32,969	545,307
Reis, Inc.	19,626	462,192
TechTarget, Inc. (a)	56,493	419,178

		2,896,444

IT Services—3.8%
Hackett Group, Inc.	68,043	1,028,810
Information Services Group, Inc. (a)	129,435	508,680
NCI, Inc., Class A	30,440	426,464
Planet Payment, Inc. (a)	110,846	391,286

		2,355,240

	Shares	Value
Leisure Equipment & Products—1.5%
Nautilus, Inc. (a)	48,032	$927,978

Life Sciences Tools & Services—2.8%
Albany Molecular Research, Inc. (a)	56,446	863,059
NeoGenomics, Inc. (a)	125,259	844,246

		1,707,305

Machinery—0.8%
NN, Inc.	17,750	242,820
Xerium Technologies, Inc. (a)	41,870	218,561

		461,381

Media—1.7%
Entravision Communications Corp., Class A	96,029	714,456
Reading International, Inc., Class A (a)	28,385	340,052

		1,054,508

Metals & Mining—0.4%
Real Industry, Inc. (a)	29,001	252,309

Oil, Gas & Consumable Fuels—1.3%
Bill Barrett Corp. (a)	40,243	250,311
Evolution Petroleum Corp.	42,215	205,165
Ring Energy, Inc. (a)	65,100	328,755

		784,231

Pharmaceuticals—5.0%
ANI Pharmaceuticals, Inc. (a)	14,704	494,937
Cempra, Inc. (a)	19,449	340,746
Heska Corp. (a)	15,499	441,721
Intersect ENT, Inc. (a)	22,040	418,760
Lipocine, Inc. (a)	27,913	283,317
Marinus Pharmaceuticals, Inc. (a)	27,970	150,479
Supernus Pharmaceuticals, Inc. (a)	35,967	548,497
Teligent, Inc. (a)	77,781	381,127

		3,059,584

Professional Services—1.1%
GP Strategies Corp. (a)	24,695	676,643
Road & Rail—2.0%
Celadon Group, Inc.	30,000	314,400
Covenant Transportation Group, Inc., Class A (a)	19,212	464,738
PAM Transportation Services, Inc. (a)	14,993	461,785

		1,240,923

Semiconductors & Semiconductor Equipment—5.3%
CEVA, Inc. (a)	21,724	488,790
GigPeak, Inc. (a)	224,795	606,947
MaxLinear, Inc., Class A (a)	64,315	1,189,827
PDF Solutions, Inc. (a)	28,246	377,931
Tower Semiconductor Ltd. (a)	48,071	582,621

		3,246,116

Software—2.8%
Attunity Ltd. (a)	36,936	264,462
Park City Group, Inc. (a)	62,994	569,466
QAD, Inc., Class A	19,532	415,055
Telenav, Inc. (a)	80,897	477,292

		1,726,275

Specialty Retail—1.9%
Kirkland’s, Inc.	30,785	539,046
Sportsman’s Warehouse Holdings, Inc. (a)	51,567	649,744

		1,188,790

	Shares	Value
Technology Hardware, Storage & Peripherals—1.2%
USA Technologies, Inc. (a)	162,893	$710,213

Textiles, Apparel & Luxury Goods—0.6%
Cherokee, Inc. (a)	20,382	362,596

Thrifts & Mortgage Finance—1.7%
LendingTree, Inc. (a)	10,816	1,057,588

Wireless Telecommunication Services—0.8%
Boingo Wireless, Inc. (a)	64,766	499,994

Total Common Stock (cost—$49,466,838)		61,135,531

	Principal Amount (000s)
Repurchase Agreements—0.4%
State Street Bank and Trust Co.,dated 3/31/16, 0.03%, due 4/1/16, proceeds $232,000; collateralized by U.S. Treasury Notes, 2.25%, due 4/30/21, valued at $237,656 including accrued interest
(cost—$232,000)	$232	232,000

Total Investments (cost—$49,698,838)—100.1%		61,367,531

Liabilities in excess of other assets—(0.1)%		(69,689)

Net Assets—100.0%		$61,297,842

Notes to Schedule of Investments:

(a) Non-income producing.

Glossary:

ADR—American Depositary Receipt

170	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

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See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	171

Statements of Assets and Liabilities

March 31, 2016 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Assets:
Investments, at value	$1,775,790	$3,656,224	$4,869,399	$4,734,963	$3,480,664
Investments in Affiliates, at value	24,557,005	50,726,886	54,320,404	57,455,803	44,008,299
Repurchase agreements, at value	273,000	929,000	1,035,000	1,396,000	2,399,000
Cash	28,333	445	952	622	55
Receivable for investments in Affiliates sold	230,826	—	—	—	—
Receivable for investments sold	35,550	—	—	—	—
Dividends receivable from Affiliates	23,457	45,159	45,713	36,807	16,685
Receivable for Fund shares sold	14,697	30,083	18,473	43,803	22,737
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	657	1,340	1,436	1,456	1,159
Receivable for variation margin on futures contracts	—	—	—	—	10,600
Dividends and interest receivable (net of foreign withholding taxes)	—	1	1	1	2
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Receivable from Investment Manager	—	—	—	—	—
Deposits with brokers for derivatives collateral	—	—	—	—	242,451
Prepaid expenses and other assets	—	—	—	—	—
Total Assets	26,939,315	55,389,138	60,291,378	63,669,455	50,181,652
Liabilities:
Payable for investments purchased	—	—	—	—	—
Payable for investments in Affiliates purchased	23,457	86,613	144,114	180,593	127,343
Payable for Fund shares redeemed	72,866	19,821	28,920	55,394	69,213
Payable to custodian for foreign currency overdraft	—	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—	—
Servicing fees payable	1,480	3,975	3,446	3,470	3,006
Administration fees payable	888	2,901	2,688	4,954	7,206
Distribution fees payable	862	971	630	1,513	702
Trustees Deferred Compensation Plan payable (see Note 5)	657	1,340	1,436	1,456	1,159
Investment management fees payable	—	—	—	—	—
Accrued expenses and other liabilities	—	—	—	—	—
Total Liabilities	100,210	115,621	181,234	247,380	208,629
Net Assets	$26,839,105	$55,273,517	$60,110,144	$63,422,075	$49,973,023

172	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation

$3,688,841	$1,962,859	$1,910,728	$482,841	$2,149,660	$49,151,932	$6,929,856
36,152,137	21,656,532	18,898,449	5,310,985	21,550,623	442,193,408	24,479,592
2,101,000	1,292,000	1,019,000	354,000	345,000	1,878,000	5,794,000
778	605	752	144	978	488	320
—	—	—	—	—	3,416,904	—
—	—	—	—	—	—	—
7,716	4,544	2,755	563	40,240	—	17,017
52,202	32,563	25,004	18,294	5,053	91,183	234,744
942	538	471	158	534	6,728	378
21,201	14,840	12,720	4,240	—	444,471	100,335
2	1	1	—	—	2	22,343
—	—	—	—	—	53,839	—
—	—	—	—	—	—	6,478
262,123	191,200	187,146	87,055	—	6,939,302	294,490
—	—	—	—	—	60,473	74,323
42,286,942	25,155,682	22,057,026	6,258,280	24,092,088	504,236,730	37,953,876

—	—	—	—	—	—	210,766
111,726	35,012	2,755	563	40,240	—	1,053,971
4,024	2,826	22,617	479	44,695	385,591	25,000
—	—	—	—	—	765,069	—
573	573	716	286	—	257,652	30,653
1,913	1,472	658	281	1,914	29,197	978
3,174	1,919	2,150	732	1,300	—	—
753	299	653	240	2,093	31,929	1,086
942	538	471	158	534	6,728	378
—	—	—	449	—	90,282	—
—	—	—	—	—	126,795	50,907
123,105	42,639	30,020	3,188	90,776	1,693,243	1,373,739
$42,163,837	$25,113,043	$22,027,006	$6,255,092	$24,001,312	$502,543,487	$36,580,137

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	173

Statements of Assets and Liabilities (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Net Assets Consist of:
Paid-in-capital	$27,489,132	$57,885,392	$62,746,545	$65,835,644	$51,863,787
Undistributed (dividends in excess of) net investment income	116,148	226,731	186,121	212,165	99,350
Accumulated net realized gain (loss)	(719,618)	(2,247,912)	(2,046,520)	(1,858,088)	(1,173,346)
Net unrealized appreciation (depreciation)	(46,557)	(590,694)	(776,002)	(767,646)	(816,768)
Net Assets	$26,839,105	$55,273,517	$60,110,144	$63,422,075	$49,973,023
Cost of Investments	$1,750,490	$3,604,665	$4,844,531	$4,705,391	$3,460,874
Cost of Investments in Affiliates	$24,628,862	$51,369,139	$55,121,274	$58,253,021	$44,855,457
Cost of Repurchase Agreements	$273,000	$929,000	$1,035,000	$1,396,000	$2,399,000
Cost of Foreign Currency Overdraft due to Custodian	$—	$—	$—	$—	$—
Net Assets:
Class A	$6,197,330	$18,427,853	$15,936,222	$14,081,092	$12,911,293
Class C	669,031	329,955	—	618,349	—
Class R	240,414	628,969	737,038	2,087,406	1,592,706
Class P	9,838,126	21,945,852	30,246,322	29,834,807	27,330,023
Institutional Class	—	—	—	—	—
Class R6	9,043,874	12,122,771	11,868,390	14,789,083	7,384,272
Administrative Class	850,330	1,818,117	1,322,172	2,011,338	754,729
Shares Issued and Outstanding:
Class A	338,526	1,015,526	996,758	741,277	773,027
Class C	36,766	18,201	—	32,720	—
Class R	13,096	34,569	46,176	109,820	95,553
Class P	533,813	1,197,962	1,884,173	1,550,335	1,626,704
Institutional Class	—	—	—	—	—
Class R6	490,228	661,156	738,873	766,984	438,849
Administrative Class	46,286	99,756	82,483	104,835	45,001
Net Asset Value and Redemption Price Per Share:*
Class A	$18.31	$18.15	$15.99	$19.00	$16.70
Class C	18.20	18.13	—	18.90	—
Class R	18.36	18.19	15.96	19.01	16.67
Class P	18.43	18.32	16.05	19.24	16.80
Institutional Class	—	—	—	—	—
Class R6	18.45	18.34	16.06	19.28	16.83
Administrative Class	18.37	18.23	16.03	19.19	16.77

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

174	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation

$43,146,446	$25,501,234	$22,282,245	$6,390,249	$24,674,389	$495,163,818	$37,447,517
101,506	69,863	103,899	17,324	(29,562)	(396,531)	(34,723)
(286,994)	(68,113)	102,598	(151,543)	(725,355)	(1,611,684)	(581,278)
(797,121)	(389,941)	(461,736)	(938)	81,840	9,387,884	(251,379)
$42,163,837	$25,113,043	$22,027,006	$6,255,092	$24,001,312	$502,543,487	$36,580,137
$3,690,653	$1,964,100	$1,906,253	$480,773	$1,969,950	$46,452,920	$6,823,604
$36,968,074	$22,059,499	$19,376,664	$5,317,945	$21,648,493	$435,757,236	$24,911,851
$2,101,000	$1,292,000	$1,019,000	$354,000	$345,000	$1,878,000	$5,794,000
$—	$—	$—	$—	$—	$766,090	$—

$7,681,026	$6,588,844	$2,383,360	$1,092,221	$6,391,311	$89,305,408	$5,369,381
135,940	—	130,020	—	2,889,997	50,334,910	1,226,355
1,472,221	545,964	671,769	277,469	235,812	16,979	164,376
17,908,946	11,076,087	8,578,189	2,305,710	5,658,400	2,313,080	208,774
—	—	—	—	—	78,858,181	29,581,684
14,446,824	6,536,396	9,627,512	2,329,294	8,797,262	281,687,398	10,228
518,880	365,752	636,156	250,398	28,530	27,531	19,339

396,278	387,665	126,067	67,478	368,436	8,207,518	303,848
7,042	—	6,956	—	167,462	4,569,733	70,210
76,385	32,243	35,662	17,208	13,119	1,569	9,338
917,088	648,292	449,817	141,434	322,734	212,532	11,799
—	—	—	—	—	7,326,851	1,671,938
738,387	381,602	503,140	142,402	513,544	26,206,078	578
26,708	21,493	33,497	15,435	1,611	2,466	1,093

$19.38	$17.00	$18.91	$16.19	$17.35	$10.88	$17.67
19.30	—	18.69	—	17.26	11.01	17.47
19.27	16.93	18.84	16.12	17.98	10.82	17.60
19.53	17.09	19.07	16.30	17.53	10.88	17.69
—	—	—	—	—	10.76	17.69
19.57	17.13	19.13	16.36	17.13	10.75	17.69
19.43	17.02	18.99	16.22	17.71	11.17	17.69

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	175

Statements of Assets and Liabilities (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Global Megatrends	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity
Assets:
Investments, at value	$—	$7,712,539	$552,437,675	$80,699,529	$88,914,727
Investments in Affiliates, at value	2,835,788	56,166	5,983,678	644,824	—
Repurchase agreements, at value	—	1,373,000	9,071,000	775,000	2,528,000
Cash	25,529	145	—	423	12
Foreign currency, at value	—	38,651	796,738	180,009	679
Unrealized appreciation of forward foreign currency contracts	—	—	17	—	—
Dividends and interest receivable (net of foreign withholding taxes)	—	20,942	1,217,356	385,610	101,003
Receivable for investments sold	—	—	1,293,519	197,767	—
Swap premiums paid	—	—	—	—	—
Unrealized appreciation of OTC swaps	—	—	—	—	—
Receivable for investments in Affiliates sold	—	—	—	—	—
Deposits with brokers for derivatives collateral	—	291,940	2,975,083	100,138	986,434
Receivable for Fund shares sold	—	—	1,110,011	2,261	1,391
Receivable from Investment Manager	12,181	15,418	—	14,879	—
Tax reclaims receivable	—	—	47,880	63,117	—
Dividends receivable from Affiliates	—	—	—	2,232	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	67	145	5,809	1,261	1,757
Receivable for variation margin on futures contracts	—	8,780	208,582	—	12,310
Prepaid expenses and other assets	29,714	24,314	81,605	24,759	25,242
Total Assets	2,903,279	9,542,040	575,228,953	83,091,809	92,571,555
Liabilities:
Payable for investments purchased	—	—	93,702	163,315	—
Payable for Fund shares redeemed	—	—	507,545	19,168	49,550
Payable to custodian for cash overdraft	—	—	3,060	—	—
Payable for variation margin on futures contracts	—	—	15,132	7,528	—
Options written, at value	—	—	—	—	—
Investment management fees payable	—	—	96,514	—	10,877
Distribution fees payable	—	—	—	—	—
Servicing fees payable	2	—	7,376	—	—
Swap premiums received	—	—	—	—	—
Unrealized depreciation of forward foreign currency contracts	—	—	46,076	—	—
Unrealized depreciation of OTC swaps	—	—	—	—	—
Trustees Deferred Compensation Plan payable (see Note 5)	67	145	5,809	1,261	1,757
Accrued expenses and other liabilities	31,071	12,974	39,601	81,363	50,084
Total Liabilities	31,140	13,119	814,815	272,635	112,268
Net Assets	$2,872,139	$9,528,921	$574,414,138	$82,819,174	$92,459,287

176	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy

$4,050,501	$1,717,255,201	$34,508,825	$30,997,903	$8,374,044	$2,454,759	$17,028,549
422,320	—	—	—	—	739,253	324,923
—	55,791,000	216,000	13,571,000	—	390,000	2,653,000
49,604	320	211	283	47,125	504	149
—	—	40,161	17,011	103,296	1,398	451
—	—	4,161	40,508	—	—	21,271
—	5,827,196	93,046	478,976	21,538	9,600	111,694
—	39,462,328	—	8,165,385	—	4,693	—
—	—	—	1,982	—	—	—
—	—	—	11,777	—	—	—
—	—	—	—	—	3,962	—
—	—	—	40,000	—	—	141,779
500	601,738	—	—	—	—	—
38,010	—	—	—	14,592	19,449	—
—	—	904	—	—	1,187	12,725
—	—	—	—	—	1,054	—
144	50,134	388	668	162	69	475
—	—	—	—	—	—	5,099
20,565	87,922	18,409	17,105	18,350	37,081	19,730
4,581,644	1,819,075,839	34,882,105	53,342,598	8,579,107	3,663,009	20,319,845

—	31,691,330	83,768	10,190,802	—	2,583	—
659	3,209,510	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	1,442
—	—	—	—	—	—	42,515
—	857,502	6,237	9,808	—	—	3,511
28	53,557	—	37	—	9	7
310	88,294	7	42	187	11	36
—	—	—	257,121	—	—	—
—	—	—	101,682	—	—	54,311
—	—	—	15,000	—	—	—
144	50,134	388	668	162	69	475
47,563	787,640	50,230	61,885	64,985	46,627	49,339
48,704	36,737,967	140,630	10,637,045	65,334	49,299	151,636
$4,532,940	$1,782,337,872	$34,741,475	$42,705,553	$8,513,773	$3,613,710	$20,168,209

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	177

Statements of Assets and Liabilities (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Global Megatrends	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity
Net Assets Consist of:
Paid-in-capital	$3,089,684	$10,388,193	$554,335,052	$85,666,196	$92,528,204
Undistributed (dividends in excess of) net investment income	(46,416)	16,348	2,119,996	724,078	415,600
Accumulated net realized gain (loss)	205,264	(804,436)	(1,321,985)	(2,208,642)	(102,328)
Net unrealized appreciation (depreciation)	(376,393)	(71,184)	19,281,075	(1,362,458)	(382,189)
Net Assets	$2,872,139	$9,528,921	$574,414,138	$82,819,174	$92,459,287
Cost of Investments	$—	$7,803,750	$533,530,385	$82,037,094	$89,309,273
Cost of Investments in Affiliates	$3,212,181	$46,048	$5,821,533	$670,280	$—
Cost of Repurchase Agreements	$—	$1,373,000	$9,071,000	$775,000	$2,528,000
Cost of Foreign Currency	$—	$37,961	$779,408	$177,487	$678
Premiums Received for Options Written	$—	$—	$—	$—	$—
Net Assets:
Class A	$11,453	$—	$35,659,183	$—	$—
Class C	—	—	—	—	—
Class R	—	—	—	—	—
Class P	9,487	8,976	3,280,377	9,422	76,493
Institutional Class	2,851,199	8,988	747,703	34,969	2,069,627
Class R6	—	9,510,957	534,726,875	82,774,783	90,313,167
Administrative Class	—	—	—	—	—
Shares Issued and Outstanding:
Class A	823	—	2,365,954	—	—
Class C	—	—	—	—	—
Class R	—	—	—	—	—
Class P	680	690	215,463	679	5,185
Institutional Class	204,398	692	49,458	2,519	140,169
Class R6	—	733,378	35,169,087	5,972,978	6,099,444
Administrative Class	—	—	—	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$13.92	$—	$15.07	$—	$—
Class C	—	—	—	—	—
Class R	—	—	—	—	—
Class P	13.94	13.01	15.22	13.88	14.75
Institutional Class	13.95	13.00	15.12	13.88	14.77
Class R6	—	12.97	15.20	13.86	14.81
Administrative Class	—	—	—	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

178	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy

$6,154,341	$1,798,908,146	$36,499,515	$44,880,511	$9,261,916	$3,761,038	$20,496,677
(53,630)	(874,799)	57,070	(143,932)	(15,649)	(8,857)	(134,050)
(1,075,791)	(98,667,842)	(2,946,553)	(1,386,988)	(1,144,218)	(18,137)	(97,130)
(491,980)	82,972,367	1,131,443	(644,038)	411,724	(120,334)	(97,288)
$4,532,940	$1,782,337,872	$34,741,475	$42,705,553	$8,513,773	$3,613,710	$20,168,209
$4,548,321	$1,634,282,834	$33,380,913	$31,578,884	$7,964,094	$2,590,049	$17,151,519
$416,480	$—	$—	$—	$—	$724,339	$286,019
$—	$55,791,000	$216,000	$13,571,000	$—	$390,000	$2,653,000
$—	$—	$39,756	$16,888	$101,878	$1,403	$—
$—	$—	$—	$—	$—	$—	$56,970

$1,468,095	$331,496,240	$36,506	$159,227	$916,770	$36,049	$118,477
46,068	81,298,355	—	59,873	—	14,290	10,501
—	1,444,015	—	—	—	—	—
12,787	114,592,384	—	9,856	—	9,580	10,766
3,005,990	1,251,976,602	34,704,969	42,476,597	7,597,003	3,553,791	20,028,465
—	—	—	—	—	—	—
—	1,530,276	—	—	—	—	—

99,685	11,451,658	3,010	11,474	65,129	2,538	8,103
3,069	2,793,624	—	4,293	—	1,012	715
—	49,970	—	—	—	—	—
807	3,980,204	—	710	—	672	731
202,654	43,594,734	2,850,518	3,061,982	534,780	249,741	1,357,929
—	—	—	—	—	—	—
—	52,948	—	—	—	—	—

$14.73	$28.95	$12.13	$13.88	$14.08	$14.20	$14.62
15.01	29.10	—	13.95	—	14.12	14.70
—	28.90	—	—	—	—	—
15.84	28.79	—	13.89	—	14.25	14.73
14.83	28.72	12.17	13.87	14.21	14.23	14.75
—	—	—	—	—	—	—
—	28.90	—	—	—	—	—

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	179

Statements of Assets and Liabilities (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Global Sustainability	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap
Assets:
Investments, at value	$19,384,693	$374,576,327	$298,928,390	$2,666,571	$83,784,190
Investments in Affiliates, at value	302,574	—	—	455,172	17,216,904
Repurchase agreements, at value	1,022,000	30,374,000	6,473,000	—	3,043,000
Cash	954	436	423	29,757	165
Foreign currency, at value	18,202	347,368	—	435	454,786
Unrealized appreciation of forward foreign currency contracts	—	—	—	—	—
Dividends and interest receivable (net of foreign withholding taxes)	25,888	238,276	6,983,313	6,838	187,059
Receivable for investments sold	281,201	620,248	264,704	—	248,261
Receivable for investments in Affiliates sold	—	—	—	—	—
Deposits with brokers for derivatives collateral	—	—	—	—	—
Receivable for Fund shares sold	—	1,399,272	221,854	10,000	19,777
Receivable from Investment Manager	309	—	—	11,953	—
Tax reclaims receivable	5,662	453,222	—	1,700	76,576
Dividends receivable from Affiliates	—	—	—	—	20,945
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	164	8,203	7,835	69	2,557
Receivable for variation margin on futures contracts	—	—	—	—	—
Prepaid expenses and other assets	24,289	50,811	62,639	22,348	63,895
Total Assets	21,065,936	408,068,163	312,942,158	3,204,843	105,118,115
Liabilities:
Payable for investments purchased	516,344	880,496	2,568,061	—	63,841
Payable for investments in Affiliates purchased	—	—	—	—	—
Payable for Fund shares redeemed	—	560,714	559,030	—	318,179
Payable for variation margin on futures contracts	—	—	—	—	—
Investment management fees payable	—	313,810	124,065	—	64,611
Distribution fees payable	—	48,406	9,561	—	2,325
Servicing fees payable	14	53,842	15,319	9	4,075
Unrealized depreciation of forward foreign currency contracts	—	—	—	—	713
Trustees Deferred Compensation Plan payable (see Note 5)	164	8,203	7,835	69	2,557
Accrued expenses and other liabilities	42,130	101,994	144,316	38,309	174,430
Total Liabilities	558,652	1,967,465	3,428,187	38,387	630,731
Net Assets	$20,507,284	$406,100,698	$309,513,971	$3,166,456	$104,487,384

180	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income

$35,185,952	$1,252,225	$7,791,495	$14,192,110	$11,588,895	$42,589,755	$862,218,907
—	1,965,691	—	293,976	245,247	564,656	—
525,000	132,000	124,000	430,000	—	966,000	39,316,000
47	338	299	692	56,735	2,280	282,273
—	11,230	115,946	4,244	2,429	11,425	—
—	—	150	—	—	—	—
3,301	2,597	37,325	77,041	45,500	217,103	15,313,910
362,674	47,387	53,745	—	112,293	—	9,628
16,623	—	—	—	—	—	—
—	101,214	—	—	—	—	—
19,287	—	—	530	14,384	—	3,314,373
—	17,389	31,087	8,312	51,025	—	—
—	19	—	5,510	14,406	27,223	—
—	—	—	—	—	—	—
995	99	184	646	330	1,034	20,001
—	4,095	—	—	—	—	—
25,355	32,778	33,083	20,829	30,192	33,672	51,569
36,139,234	3,567,062	8,187,314	15,033,890	12,161,436	44,413,148	920,526,661

349,393	53,310	20,881	—	—	430,827	9,112,494
—	115,887	—	—	—	—	—
11,849	—	1,339	58,375	11,068	37	3,564,245
—	1,551	—	—	—	—	—
22,732	—	—	—	—	12,826	357,145
—	49	67	3,506	729	119	22,298
722	45	283	2,171	1,718	114	58,800
—	—	1,943	—	917	—	—
995	99	184	646	330	1,034	20,001
55,730	39,134	74,358	49,850	8,193	58,888	339,498
441,421	210,075	99,055	114,548	22,955	503,845	13,474,481
$35,697,813	$3,356,987	$8,088,259	$14,919,342	$12,138,481	$43,909,303	$907,052,180

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	181

Statements of Assets and Liabilities (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Global Sustainability	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap
Net Assets Consist of:
Paid-in-capital	$20,381,251	$363,844,218	$364,862,627	$3,119,922	$95,837,731
Undistributed (dividends in excess of) net investment income	74,081	(540,471)	(2,874,584)	3,835	(267,299)
Accumulated net realized loss	(14,386)	(10,492,278)	(27,868,073)	(47,055)	(6,264,465)
Net unrealized appreciation (depreciation)	66,338	53,289,229	(24,605,999)	89,754	15,181,417
Net Assets	$20,507,284	$406,100,698	$309,513,971	$3,166,456	$104,487,384
Cost of Investments	$19,348,010	$321,272,749	$323,534,389	$2,614,927	$72,361,439
Cost of Investments in Affiliates	$272,842	$—	$—	$417,133	$13,459,794
Cost of Repurchase Agreements	$1,022,000	$30,374,000	$6,473,000	$—	$3,043,000
Cost of Foreign Currency	$18,146	$337,378	$—	$435	$448,681
Net Assets:
Class A	$65,587	$186,233,663	$56,770,112	$50,993	$15,540,552
Class C	—	78,895,826	14,239,132	—	3,694,841
Class R	—	—	1,174,227	—	104,004
Class P	9,897	96,993,650	50,568,062	—	38,964,294
Institutional Class	20,431,800	43,977,559	184,775,630	3,115,463	46,173,406
Class R6	—	—	—	—	10,287
Administrative Class	—	—	1,986,808	—	—
Shares Issued and Outstanding:
Class A	4,485	14,036,640	6,622,748	3,366	467,690
Class C	—	6,165,649	1,663,568	—	113,365
Class R	—	—	142,091	—	3,172
Class P	673	7,282,495	6,113,490	—	1,170,425
Institutional Class	1,388,317	3,349,813	22,274,106	204,560	1,339,265
Class R6	—	—	—	—	298
Administrative Class	—	—	242,896	—	—
Net Asset Value and Redemption Price Per Share:*
Class A	$14.62	$13.27	$8.57	$15.15	$33.23
Class C	—	12.80	8.56	—	32.59
Class R	—	—	8.26	—	32.79
Class P	14.72	13.32	8.27	—	33.29
Institutional Class	14.72	13.13	8.30	15.23	34.48
Class R6	—	—	—	—	34.48
Administrative Class	—	—	8.18	—	—

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

182	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income

$34,292,442	$4,220,483	$9,597,487	$17,412,735	$12,569,394	$50,469,851	$991,010,343
(676,284)	13,936	11,803	37,698	78,553	109,202	(10,919,651)
(3,726,378)	(473,379)	(1,694,942)	(2,228,022)	(589,517)	(4,293,653)	(14,091,847)
5,808,033	(404,053)	173,911	(303,069)	80,051	(2,376,097)	(58,946,665)
$35,697,813	$3,356,987	$8,088,259	$14,919,342	$12,138,481	$43,909,303	$907,052,180
$29,377,919	$1,130,177	$7,617,464	$14,462,898	$11,542,328	$45,016,822	$921,165,572
$—	$2,492,044	$—	$326,722	$210,220	$513,942	$—
$525,000	$132,000	$124,000	$430,000	$—	$966,000	$39,316,000
$—	$9,929	$115,973	$4,249	$2,433	$11,397	$—

$3,488,131	$137,786	$1,304,724	$4,582,650	$7,532,472	$366,555	$173,994,184
—	78,054	109,620	5,817,906	1,150,184	191,107	106,508,010
—	—	—	—	—	—	—
2,070,534	8,938	31,006	863,661	68,652	514,472	283,095,965
30,139,148	3,132,209	6,642,909	3,655,125	3,241,160	42,837,169	343,454,021
—	—	—	—	146,013	—	—
—	—	—	—	—	—	—

277,590	10,903	101,903	301,386	427,460	23,358	11,913,417
—	6,202	8,592	393,579	66,098	12,194	7,302,903
—	—	—	—	—	—	—
164,103	704	2,421	57,122	3,868	32,767	19,435,129
2,377,805	246,173	514,414	243,847	179,226	2,719,999	23,571,004
—	—	—	—	8,233	—	—
—	—	—	—	—	—	—

$12.57	$12.64	$12.80	$15.21	$17.62	$15.69	$14.60
—	12.59	12.76	14.78	17.40	15.67	14.58
—	—	—	—	—	—	—
12.62	12.69	12.81	15.12	17.75	15.70	14.57
12.68	12.72	12.91	14.99	18.08	15.75	14.57
—	—	—	—	17.73	—	—
—	—	—	—	—	—	—

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	183

Statements of Assets and Liabilities (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Assets:
Investments, at value	$165,001,986	$6,574,230	$25,133,776	$61,135,531
Repurchase agreements, at value	26,507,000	197,000	1,272,000	232,000
Cash	219	311	326	584
Dividends and interest receivable (net of foreign withholding taxes)	749,439	37,786	4,387	2,792
Receivable for investments sold	132,725	1,086,949	4,064,982	291,715
Deposits with brokers for derivatives collateral	471,456	37,343	—	—
Receivable for Fund shares sold	1,811,269	—	2,217	8,578
Receivable from Investment Manager	—	9,506	—	—
Investments in Affiliated Funds — Trustee Deferred Compensation Plan (see Note 5)	1,812	308	792	2,011
Prepaid expenses and other assets	50,955	33,498	39,260	28,335
Total Assets	194,726,861	7,976,931	30,517,740	61,701,546
Liabilities:
Payable for investments purchased	9,992,558	229,381	4,170,253	31,669
Payable for Fund shares redeemed	159,849	—	4,670	193,203
Options written, at value	10,214,663	58,560	—	—
Investment management fees payable	94,362	—	956	77,738
Distribution fees payable	4,258	229	344	—
Servicing fees payable	13,169	221	730	5,622
Trustees Deferred Compensation Plan payable (see Note 5)	1,812	308	792	2,011
Accrued expenses and other liabilities	45,972	36,487	55,557	93,461
Total Liabilities	20,526,643	325,186	4,233,302	403,704
Net Assets	$174,200,218	$7,651,745	$26,284,438	$61,297,842
Net Assets Consist of:
Paid-in-capital	$173,331,596	$8,593,622	$24,118,725	$52,399,319
Undistributed (dividends in excess of) net investment income	492,876	28,181	(435,038)	(1,956,942)
Accumulated net realized loss	(3,700,386)	(806,229)	(975,689)	(813,228)
Net unrealized appreciation (depreciation)	4,076,132	(163,829)	3,576,440	11,668,693
Net Assets	$174,200,218	$7,651,745	$26,284,438	$61,297,842
Cost of Investments	$159,570,145	$6,778,077	$21,557,336	$49,466,838
Cost of Repurchase Agreements	$26,507,000	$197,000	$1,272,000	$232,000
Premiums Received for Options Written	$8,858,954	$98,578	$—	$—

184	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Net Assets:
Class A	$60,315,907	$665,429	$2,984,234	$26,219,336
Class C	7,404,577	365,860	553,124	—
Class R	—	—	17,998	—
Class P	9,679,685	11,927	297,402	5,989,504
Institutional Class	96,800,049	6,608,529	22,431,680	29,089,002
Shares Issued and Outstanding:
Class A	3,908,282	42,851	237,191	1,354,598
Class C	492,161	24,398	46,210	—
Class R	—	—	1,451	—
Class P	627,086	770	23,286	306,662
Institutional Class	6,236,291	425,130	1,745,842	1,486,724
Net Asset Value and Redemption Price Per Share:*
Class A	$15.43	$15.53	$12.58	$19.36
Class C	15.05	15.00	11.97	—
Class R	—	—	12.40	—
Class P	15.44	15.49	12.77	19.53
Institutional Class	15.52	15.54	12.85	19.57

*	Net asset value and redemption price per share may not recalculate exactly due to rounding.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	185

Statements of Operations

Six Months ended March 31, 2016 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Investment Income:
Dividends from investments in Affiliates	$530,934	$1,018,806	$1,064,685	$1,038,587	$681,343
Dividends	32,396	66,968	78,489	74,107	53,217
Interest	69	134	160	160	145
Contribution from Investment Manager (see Note 6)	—	—	—	—	—
Miscellaneous	260	325	593	130	33
Total Investment Income	563,659	1,086,233	1,143,927	1,112,984	734,738
Expenses:
Investment management	7,015	14,336	15,393	15,888	12,517
Administration	22,300	54,207	56,090	55,828	46,823
Distribution — Class B†	—	—	—	—	—
Distribution — Class C	2,503	1,173	—	2,301	—
Distribution — Class R	447	1,079	1,021	2,292	1,974
Servicing — Class A	8,546	26,600	24,234	21,278	18,526
Servicing — Class B†	—	—	—	—	—
Servicing — Class C	834	391	—	767	—
Servicing — Class D†	16	188	—	178	—
Servicing — Class R	447	1,079	1,021	2,292	1,974
Distribution and/or servicing — Administrative Class	996	2,184	1,526	2,350	910
Sub-transfer agent — Class A	—	—	—	—	—
Sub-transfer agent — Class B†	—	—	—	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class D†	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	—	—	—	—	—
Sub-transfer agent — Administrative Class	—	—	—	—	—
Loan interest	404	1,008	1,123	797	811
Legal	171	322	342	344	275
Trustees	—	—	—	—	—
Custodian and accounting agent	—	—	—	—	—
Shareholder communications	—	—	—	—	—
Transfer agent	—	—	—	—	—
Insurance	—	—	—	—	—
Audit and tax services	—	—	—	—	—
Registration	—	—	—	—	—
Line of credit commitment	—	—	—	—	—
Miscellaneous	12	23	23	22	18
Total Expenses	43,691	102,590	100,773	104,337	83,828
Less: Fee Waiver/Reimbursement from Investment Manager	(8,145)	(16,898)	(19,295)	(21,937)	(12,711)
Net Expenses	35,546	85,692	81,478	82,400	71,117
Net Investment Income	528,113	1,000,541	1,062,449	1,030,584	663,621

186	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation

$546,677	$287,702	$255,650	$75,477	$616,813	$3,239,269	$279,721
48,096	23,779	21,528	5,920	28,159	293,584	20,005
119	73	61	23	40	2,155	41,849
—	—	—	—	354	—	—
—	—	—	—	263	45	—
594,892	311,554	277,239	81,420	645,629	3,535,053	341,575

10,353	5,838	5,260	1,570	5,672	1,223,112	83,465
33,351	21,521	14,557	4,419	19,552	—	—
—	—	—	—	—	587	—
690	—	567	—	11,087	192,189	4,365
1,686	618	803	304	289	21	197
12,099	9,508	3,885	1,444	6,841	111,191	3,187
—	—	—	—	—	196	—
230	—	189	—	3,696	64,063	1,455
72	—	67	—	299	748	26
1,686	618	803	304	289	21	197
634	440	765	286	32	34	24
—	—	—	—	—	21,076	274
—	—	—	—	—	220	—
—	—	—	—	—	16,206	245
—	—	—	—	—	226	13
—	—	—	—	—	—	141
—	—	—	—	—	33,966	—
—	—	—	—	—	—	3
691	414	283	50	166	—	—
221	132	111	38	134	18,041	6,137
—	—	—	—	—	14,928	1,048
—	—	—	—	—	35,658	34,696
—	—	—	—	—	24,678	7,457
—	—	—	—	—	34,511	5,905
—	—	—	—	—	5,263	2,829
—	—	—	—	—	21,143	14,740
—	—	—	—	—	64,798	38,796
—	—	—	—	—	403	14
16	8	7	3	9	4,126	2,530
61,729	39,097	27,297	8,418	48,066	1,887,405	207,744
(11,408)	(8,614)	(5,991)	(1,875)	(16,446)	(903,136)	(137,555)
50,321	30,483	21,306	6,543	31,620	984,269	70,189
544,571	281,071	255,933	74,877	614,009	2,550,784	271,386

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	187

Statements of Operations (cont’d)

Six Months ended March 31, 2016 (Unaudited)

	AllianzGI Retirement 2015	AllianzGI Retirement 2020	AllianzGI Retirement 2025	AllianzGI Retirement 2030	AllianzGI Retirement 2035
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$1,510	$(145,352)	$(189,889)	$(153,718)	$(142,523)
Investments in Affiliates	(485,564)	(883,654)	(896,472)	(1,233,235)	(958,035)
Futures contracts	6,092	16,830	21,983	28,070	118,377
Foreign currency transactions	—	—	—	—	—
Net capital gain distributions received from underlying Affiliated funds	111,159	296,178	398,905	499,662	497,521
Net capital gain distributions received from underlying funds	18,305	36,720	53,296	55,190	43,806
Net change in unrealized appreciation/depreciation of:
Investments	21,044	178,309	218,708	180,808	167,165
Investments in Affiliates	888,156	1,811,019	1,945,874	2,169,170	1,735,853
Futures contracts	(4,151)	(10,793)	(14,114)	(18,266)	(7,666)
Foreign currency transactions	—	—	—	—	—
Net realized and change in unrealized gain (loss)	556,551	1,299,257	1,538,291	1,527,681	1,454,498
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$1,084,664	$2,299,798	$2,600,740	$2,558,265	$2,118,119

†	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(d) in the Notes to Financial Statements.

188	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2040	AllianzGI Retirement 2045	AllianzGI Retirement 2050	AllianzGI Retirement 2055	AllianzGI Retirement Income	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation

$(80,941)	$(49,901)	$(36,627)	$(17,105)	$1,362	$(610,052)	$(70,938)
(670,078)	(394,688)	(179,563)	(174,684)	(752,820)	1,798,680	(26,110)
149,582	114,909	113,542	41,473	3,142	(1,818,126)	(553,751)
—	—	—	—	—	(553,105)	1,517
560,749	339,301	304,818	90,130	189,616	769,578	102,707
45,370	25,125	27,484	8,378	26	—	—

144,331	82,771	69,151	16,862	184,313	3,656,524	125,637
1,215,548	758,871	494,959	218,220	663,764	11,744,010	(163,537)
3,193	2,643	1,211	(197)	(2,491)	(330,931)	48,426
—	—	—	—	—	39,526	5,337
1,367,754	879,031	794,975	183,077	286,912	14,696,104	(530,712)
$1,912,325	$1,160,102	$1,050,908	$257,954	$900,921	$17,246,888	$(259,326)

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	189

Statements of Operations (cont’d)

Six Months ended March 31, 2016 (Unaudited)

	AllianzGI Global Megatrends	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity
Investment Income:
Interest, net of foreign withholding taxes*	$1	$13	$1,619	$158	$402
Dividends, net of foreign withholding taxes*	—	51,952	3,974,255	902,861	925,154
Dividends from investments in Affiliates, net of foreign withholding taxes*	10,150	—	29,334	5,521	7,330
Contribution from Investment Manager (see Note 6)	1,692	—	—	—	—
Miscellaneous	—	429	2,385	—	—
Total Investment Income	11,843	52,394	4,007,593	908,540	932,886
Expenses:
Investment management	—	14,574	524,013	103,837	128,639
Distribution — Class C	—	—	—	—	—
Distribution — Class R	—	—	—	—	—
Administrative servicing — Class P	1	—	2,316	—	28
Servicing — Class A	14	—	42,474	—	—
Servicing — Class C	—	—	—	—	—
Servicing — Class D†	—	—	—	—	—
Servicing — Class R	—	—	—	—	—
Distribution and/or servicing — Administrative Class	—	—	—	—	—
Sub-transfer agent — Class A	—	—	5,109	—	—
Sub-transfer agent — Class C	—	—	—	—	—
Sub-transfer agent — Class D†	—	—	—	—	—
Sub-transfer agent — Class R	—	—	—	—	—
Sub-transfer agent — Institutional Class	524	—	—	—	143
Sub-transfer agent — Administrative Class	—	—	—	—	—
Legal	2,740	3,423	12,463	4,956	7,326
Trustees	180	411	12,624	3,432	4,565
Audit and tax services	16,052	17,798	16,628	16,790	17,796
Registration	11,591	16,426	49,971	20,690	23,566
Custodian and accounting agent	20,211	55,819	175,269	171,902	49,561
Loan interest	—	—	—	417	—
Shareholder communications	5,687	6,118	13,556	7,168	8,104
Transfer agent	2,154	2,603	7,368	3,485	4,253
Offering	27,973	14,467	—	14,258	13,269
Excise tax	—	—	—	—	—
Recoupment	—	—	1,418	—	—
Insurance	2,739	2,789	4,098	3,256	3,627
Line of credit commitment	6	9	271	91	154
Miscellaneous	1,450	2,365	4,151	2,618	1,855
Total Expenses	91,322	136,802	871,729	352,900	262,886
Less: Fee Waiver/Reimbursement from Investment Manager	(91,314)	(114,917)	(109,921)	(196,473)	(90,184)
Net Expenses	8	21,885	761,808	156,427	172,702
Net Investment Income (Loss)	11,835	30,509	3,245,785	752,113	760,184

190	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy

$1	$17,367,168	$93	$839,524	$9	$16	$141,003
3,850	12,288,888	186,600	—	62,375	46,737	78,604
—	—	—	—	492	9,628	5,137
—	—	—	—	—	—	—
—	—	—	—	1	—	250
3,851	29,656,056	186,693	839,524	62,877	56,381	224,994

25,695	5,651,216	98,523	111,598	50,298	12,340	74,168
234	347,252	—	66	—	44	38
—	1,980	—	—	—	—	—
—	55,063	—	—	—	15	—
1,686	489,446	45	41	915	28	186
78	115,751	—	22	—	15	13
249	19,150	—	—	—	—	13
—	1,980	—	—	—	—	—
—	2,297	—	—	—	—	—
654	238,159	847	—	204	—	44
—	30,819	—	—	—	7	—
1,510	10,352	—	—	—	—	—
—	1,932	—	—	—	—	—
75	205,588	374	138	603	537	181
—	57	—	—	—	—	—
5,154	125,196	5,166	5,506	3,751	2,088	4,012
366	131,481	969	1,691	494	171	1,226
13,591	35,063	17,266	25,067	17,495	16,788	16,872
41,526	60,822	12,988	26,927	12,348	14,723	27,304
46,281	123,412	95,918	42,860	107,182	74,914	42,615
—	—	—	—	—	—	—
6,676	137,464	6,780	6,278	6,993	5,803	5,346
3,610	61,392	2,086	3,863	2,306	3,172	3,858
—	—	9,894	—	10,011	31,480	—
—	—	—	—	95	104	—
—	—	—	—	—	—	—
2,857	30,009	2,918	3,188	2,800	2,738	3,060
11	4,418	28	55	16	6	39
2,654	15,205	3,186	4,197	2,586	2,409	2,924
152,907	7,895,504	256,988	231,497	218,097	167,382	181,899
(116,702)	(3,265)	(127,487)	(89,320)	(153,832)	(152,523)	(82,713)
36,205	7,892,239	129,501	142,177	64,265	14,859	99,186
(32,354)	21,763,817	57,192	697,347	(1,388)	41,522	125,808

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	191

Statements of Operations (cont’d)

Six Months ended March 31, 2016 (Unaudited)

	AllianzGI Global Megatrends	AllianzGI Best Styles Emerging Markets Equity	AllianzGI Best Styles Global Equity	AllianzGI Best Styles International Equity	AllianzGI Best Styles U.S. Equity
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$—	$(757,145)	$(1,007,429)	$(1,755,846)	$(277,789)
Investments in Affiliates	(8,315)	—	15,963	(1,045)	(103,658)
Futures contracts	—	(29,485)	463,773	(199,753)	786,541
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Foreign currency transactions	—	(2,010)	12,200	(14,370)	2,220
Net capital gain distributions received from underlying Affiliated funds	213,579	—	—	—	—
Payments from Affiliates (See Note 13)	—	1,397	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	—	1,004,368	27,891,536	3,064,208	4,853,859
Investments in Affiliates	(143,045)	10,118	165,718	(7,030)	67,972
Futures contracts	—	6,288	162,905	(7,528)	23,263
Options written	—	—	—	—	—
Swaps	—	—	—	—	—
Foreign currency transactions	—	2,976	45,441	10,074	61
Net realized and change in unrealized gain (loss)	62,219	236,507	27,750,107	1,088,710	5,352,469
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$74,054	$267,016	$30,995,892	$1,840,823	$6,112,653
* Foreign withholding taxes	$—	$9,265	$194,806	$76,710	$2,839

†	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

192	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI China Equity	AllianzGI Convertible	AllianzGI Emerging Markets Consumer	AllianzGI Emerging Markets Debt	AllianzGI Emerging Markets Small-Cap	AllianzGI Europe Equity Dividend	AllianzGI Global Fundamental Strategy

$(469,235)	$(94,410,212)	$(1,643,656)	$(612,208)	$(884,675)	$(141,525)	$(20,587)
(23,640)	—	—	—	(3,926)	3,311	—
—	—	—	—	—	—	(46,083)
—	—	—	12,060	—	—	6,609
—	—	—	178,777	—	—	—
710	—	(5,263)	10,524	(4,968)	128,637	(37,982)
—	—	—	—	—	—	—
—	—	—	—	—	—	—

400,526	46,693,007	2,619,295	1,426,325	1,079,375	106,750	823,604
88,774	—	—	—	—	51,487	(17,171)
—	—	—	—	—	—	16,227
—	—	—	—	—	—	14,455
—	—	—	(9,004)	—	—	—
—	—	4,313	(56,590)	2,451	(12,087)	(18,405)
(2,865)	(47,717,205)	974,689	949,884	188,257	136,573	720,667
$(35,219)	$(25,953,388)	$1,031,881	$1,647,231	$186,869	$178,095	$846,475
$—	$82,082	$22,923	$—	$7,429	$4,823	$8,106

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	193

Statements of Operations (cont’d)

Six Months ended March 31, 2016 (Unaudited)

	AllianzGI Global Sustainability	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap
Investment Income:
Interest	$86	$2,130	$10,942,954	$—	$201
Dividends, net of foreign withholding taxes*	128,536	2,252,554	—	16,428	462,723
Dividends from investments in Affiliates, net of foreign withholding taxes*	—	—	—	1,934	31,328
Miscellaneous	—	456	213,765	—	5,846
Total Investment Income	128,622	2,255,140	11,156,719	18,362	500,098
Expenses:
Investment management	43,247	1,751,611	752,712	12,050	590,667
Distribution — Class C	—	277,708	59,549	—	12,722
Distribution — Class R	—	—	1,430	—	147
Administrative servicing — Class P	—	44,906	26,924	—	—
Servicing — Class A	81	198,901	66,797	34	20,248
Servicing — Class C	—	92,569	19,850	—	4,241
Servicing — Class D†	—	9,911	10,770	—	1,298
Servicing — Class R	—	—	1,430	—	147
Distribution and/or servicing — Administrative Class	—	—	2,496	—	—
Sub-transfer agent — Class A	1,317	54,476	31,170	—	491
Sub-transfer agent — Class C	—	40,587	5,955	—	552
Sub-transfer agent — Class D†	—	3,714	6,033	—	—
Sub-transfer agent — Class R	—	—	2,177	—	76
Sub-transfer agent — Institutional Class	—	7,343	35,532	526	10,069
Sub-transfer agent — Administrative Class	—	—	944	—	—
Legal	2,938	24,884	17,433	2,724	12,525
Trustees	290	20,583	19,111	169	6,941
Audit and tax services	16,796	24,005	24,562	17,183	18,602
Registration	16,317	34,948	40,469	8,472	38,315
Custodian and accounting agent	38,245	93,581	43,878	36,459	104,489
Shareholder communications	7,269	77,900	34,695	5,226	11,570
Transfer agent	2,295	19,806	22,029	1,654	10,361
Offering	15,332	—	—	22,779	—
Excise tax	—	—	—	—	—
Recoupment	—	—	—	—	—
Insurance	2,737	6,928	7,370	2,738	4,168
Line of credit commitment	6	662	645	6	217
Miscellaneous	2,189	7,146	4,526	3,038	3,823
Total Expenses	149,059	2,792,169	1,238,487	113,058	851,669
Less: Fee Waiver/Reimbursement from Investment Manager	(97,554)	(1,010)	(174)	(98,710)	(85,677)
Net Expenses	51,505	2,791,159	1,238,313	14,348	765,992
Net Investment Income (Loss)	77,117	(536,019)	9,918,406	4,014	(265,894)

194	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income

$87	$10	$6	$23	$33	$70	$27,367,114
75,010	21,301	96,344	343,907	157,392	540,288	—
3,487	19,798	—	2,214	2,326	4,919	—
5,315	—	6	—	—	—	949
83,899	41,109	96,356	346,144	159,751	545,277	27,368,063

271,529	13,441	37,947	74,586	49,038	174,725	2,185,129
—	285	381	19,707	4,518	576	130,277
—	—	—	—	—	—	—
413	—	1	602	12	275	141,706
11,033	169	1,214	6,112	5,917	386	217,272
—	95	127	6,569	1,506	192	130,277
—	7	334	238	833	5	9,450
—	—	—	—	—	—	—
—	—	—	—	—	—	—
4,596	94	75	2,140	1,134	103	38,042
—	16	20	2,160	581	68	29,919
—	1,560	907	477	1,087	—	6,675
—	—	—	—	—	—	—
18,449	280	1,463	2,810	1,158	511	43,757
—	—	—	—	—	—	—
3,682	4,705	3,275	4,474	5,960	3,891	45,201
2,704	282	505	1,786	809	2,464	58,610
17,030	15,361	25,480	16,852	16,130	18,144	18,085
23,008	32,953	32,069	25,913	50,505	30,641	90,174
37,093	45,889	150,913	50,327	69,749	69,853	69,609
7,641	5,943	5,834	5,997	8,971	5,861	53,654
5,448	3,487	3,573	6,828	4,559	4,267	43,247
—	—	—	—	—	—	—
—	—	177	—	—	—	—
—	—	—	—	—	—	5,341
3,363	2,792	2,875	3,415	3,007	3,452	11,243
99	9	15	59	31	85	2,054
2,540	2,718	4,787	2,500	2,918	3,036	6,097
408,628	130,086	271,972	233,552	228,423	318,535	3,335,819
(70,474)	(118,761)	(220,563)	(110,795)	(154,735)	(109,668)	(6,445)
338,154	11,325	51,409	122,757	73,688	208,867	3,329,374
(254,255)	29,784	44,947	223,387	86,063	336,410	24,038,689

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	195

Statements of Operations (cont’d)

Six Months ended March 31, 2016 (Unaudited)

	AllianzGI Global Sustainability	AllianzGI Global Water	AllianzGI High Yield Bond	AllianzGI International Growth	AllianzGI International Small-Cap
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$4,900	$(5,914,558)	$(19,217,096)	$(43,238)	$(4,021,909)
Investments in Affiliates	—	93,046	—	7,270	(1,302,446)
Futures contracts	—	—	—	—	—
Foreign currency transactions	(1,907)	(104,910)	—	185	(52,932)
Payments from Affiliates (See Note 13)	—	—	—	—	—
Net change in unrealized appreciation/depreciation of:
Investments	223,759	45,302,451	6,564,883	257,871	3,885,987
Investments in Affiliates	32,670	19,121	—	16,257	1,169,937
Futures contracts	—	—	—	—	—
Foreign currency transactions	(75)	23,876	—	147	17,169
Net realized and change in unrealized gain (loss)	259,347	39,419,026	(12,652,213)	238,492	(304,194)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$336,464	$38,883,007	$(2,733,807)	$242,506	$(570,088)
* Foreign withholding taxes	$8,089	$104,503	$—	$1,960	$56,540

†	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

196	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap	AllianzGI Multi-Asset Real Return	AllianzGI NFJ Emerging Markets Value	AllianzGI NFJ Global Dividend Value	AllianzGI NFJ International Small-Cap Value	AllianzGI NFJ International Value II	AllianzGI Short Duration High Income

$(1,485,792)	$27,416	$(1,195,887)	$(1,826,747)	$(585,073)	$(3,044,313)	$(2,276,206)
42,051	(249,347)	—	—	6,747	9,214	—
—	(55,522)	—	—	—	—	—
—	(727)	(8,548)	(8,146)	(8,462)	(21,125)	—
—	—	41	—	—	—	—

95,219	71,224	1,504,727	2,385,513	901,872	3,231,804	(18,079,810)
(224,627)	183,576	—	(32,746)	47,912	89,611	—
—	2,806	—	—	—	—	—
—	1,735	2,754	2,138	2,502	2,458	—
(1,573,149)	(18,839)	303,087	520,012	365,498	267,649	(20,356,016)
$(1,827,404)	$10,945	$348,034	$743,399	$451,561	$604,059	$3,682,673
$—	$562	$12,673	$22,606	$14,141	$39,642	$—

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	197

Statements of Operations (cont’d)

Six Months ended March 31, 2016 (Unaudited)

	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Investment Income:
Interest	$1,830	$15	$54	$81
Dividends, net of foreign withholding taxes*	1,194,057	85,036	88,128	146,474
Miscellaneous	—	—	670	5,238
Total Investment Income	1,195,887	85,051	88,852	151,793
Expenses:
Investment management	305,209	37,732	126,597	569,148
Distribution — Class C	19,354	1,083	2,102	—
Distribution — Class R	—	—	24	—
Administrative servicing — Class P	2,094	—	141	3,481
Servicing — Class A	36,541	1,197	3,791	43,294
Servicing — Class C	6,451	361	701	—
Servicing — Class D†	3,696	93	33	—
Servicing — Class R	—	—	24	—
Sub-transfer agent — Class A	3,921	398	239	26,052
Sub-transfer agent — Class C	1,065	97	320	—
Sub-transfer agent — Class D†	947	1,599	5	—
Sub-transfer agent — Class R	—	—	9	—
Sub-transfer agent — Institutional Class	4,249	2,018	7,585	17,152
Legal	6,479	5,078	4,275	7,252
Trustees	3,268	894	2,095	5,633
Audit and tax services	16,876	14,421	13,935	17,032
Registration	36,680	29,265	39,672	22,107
Custodian and accounting agent	53,104	32,590	45,787	34,107
Shareholder communications	8,596	5,301	5,047	12,253
Transfer agent	5,105	3,761	8,115	9,430
Excise tax	1,054	—	—	—
Recoupment	7,458	—	—	—
Insurance	3,276	2,972	3,347	4,202
Line of credit commitment	141	28	80	192
Miscellaneous	3,001	1,837	3,158	2,810
Total Expenses	528,565	140,725	267,082	774,145
Less: Fee Waiver/Reimbursement from Investment Manager	(1,373)	(84,055)	(97,070)	—
Net Expenses	527,192	56,670	170,012	774,145
Net Investment Income (Loss)	668,695	28,381	(81,160)	(622,352)

198	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

	AllianzGI Structured Return	AllianzGI U.S. Equity Hedged	AllianzGI U.S. Small-Cap Growth	AllianzGI Ultra Micro Cap
Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,880,971)	$(1,115,671)	$(490,460)	$889,716
Investments in Affiliates	—	—	(42,264)	208,707
Options written	(2,205,661)	235,426	—	—
Payments from Affiliates (See Note 13)	—	254	—	—
Net change in unrealized appreciation/depreciation of:
Investments	9,686,670	907,173	(639,356)	(4,997,693)
Options written	(4,148,858)	21,698	—	—
Net realized and change in unrealized gain (loss)	1,451,180	48,880	(1,172,080)	(3,899,270)
Net Increase (Decrease) in Net Assets Resulting from Investment Operations	$2,119,875	$77,261	$(1,253,240)	$(4,521,622)
* Foreign withholding taxes	$—	$—	$144	$—

†	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	199

Statements of Changes in Net Assets

	AllianzGI Retirement 2015			AllianzGI Retirement 2020

	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$528,113	$901,383	$692,615	$1,000,541	$1,638,493	$1,176,208
Net realized gain (loss)	(348,498)	5,911	739,814	(679,278)	(921,678)	675,957
Net change in unrealized appreciation/depreciation	905,049	(2,078,888)	(194,407)	1,978,535	(4,052,170)	93,961
Net increase (decrease) in net assets resulting from investment operations	1,084,664	(1,171,594)	1,238,022	2,299,798	(3,335,355)	1,946,126
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(202,384)	(335,648)	(202,351)	(595,528)	(975,546)	(376,596)
Class C	(18,356)	(18,133)	(14,041)	(7,610)	(8,972)	(4,276)
Class D††	—	(1,671)	(2,326)	—	(6,522)	(5,007)
Class R	(14,277)	(4,383)	(1,465)	(20,395)	(25,688)	(14,740)
Class P	(418,614)	(170,923)	(84,782)	(797,874)	(470,625)	(154,714)
Class R6	(403,507)	(410,232)	(178,596)	(436,891)	(174,103)	(160,647)
Administrative Class	(32,236)	(83,769)	(73,602)	(59,872)	(209,026)	(138,300)
Net realized capital gains:
Class A	—	(138,871)	—	—	(146,610)	—
Class C	—	(12,105)	—	—	(1,862)	—
Class D††	—	(848)	—	—	(1,127)	—
Class R	—	(2,191)	—	—	(4,651)	—
Class P	—	(66,617)	—	—	(74,443)	—
Class R6	—	(149,303)	—	—	(27,165)	—
Administrative Class	—	(34,761)	—	—	(25,385)	—
Total dividends and distributions to shareholders	(1,089,374)	(1,429,455)	(557,163)	(1,918,170)	(2,151,725)	(854,280)
Fund Share Transactions:
Net proceeds from the sale of shares	3,932,289	16,502,211	29,495,264	6,094,241	27,570,071	39,564,146
Issued in reinvestment of dividends and distributions	1,085,163	1,427,801	556,499	1,917,423	2,151,079	854,232
Cost of shares redeemed	(9,214,810)	(18,567,104)	(18,462,269)	(20,267,876)	(19,672,832)	(12,114,831)
Net increase (decrease) from Fund share transactions	(4,197,358)	(637,092)	11,589,494	(12,256,212)	10,048,318	28,303,547
Total increase (decrease) in net assets	(4,202,068)	(3,238,141)	12,270,353	(11,874,584)	4,561,238	29,395,393
Net Assets:
Beginning of period	31,041,173	34,279,314	22,008,961	67,148,101	62,586,863	33,191,470
End of period*	$26,839,105	$31,041,173	$34,279,314	$55,273,517	$67,148,101	$62,586,863
* Including undistributed net investment income of:	$116,148	$677,409	$627,193	$226,731	$1,144,360	$1,061,834

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

200	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2025			AllianzGI Retirement 2030

Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$1,062,449	$1,738,604	$1,286,786	$1,030,584	$1,737,521	$1,406,560
(612,177)	(684,686)	434,739	(804,031)	(302,259)	1,199,068
2,150,468	(4,582,223)	622,984	2,331,712	(5,612,480)	(86,428)
2,600,740	(3,528,305)	2,344,509	2,558,265	(4,177,218)	2,519,200

(563,042)	(914,877)	(426,739)	(446,854)	(832,147)	(428,196)
—	—	—	(13,670)	(15,900)	(10,033)
—	—	—	—	(19,313)	(13,222)
(22,099)	(24,873)	(18,248)	(55,314)	(39,434)	(21,599)
(1,080,525)	(545,013)	(80,183)	(940,472)	(652,591)	(184,881)
(382,398)	(172,571)	(108,975)	(429,074)	(313,706)	(258,616)
(40,396)	(348,778)	(200,811)	(56,360)	(314,079)	(200,325)

—	(22,737)	—	—	(331,110)	—
—	—	—	—	(8,783)	—
—	—	—	—	(8,104)	—
—	(900)	—	—	(18,094)	—
—	(24,035)	—	—	(259,373)	—
—	(5,265)	—	—	(119,329)	—
—	(1,091)	—	—	(111,866)	—
(2,088,460)	(2,060,140)	(834,956)	(1,941,744)	(3,043,829)	(1,116,872)

6,692,830	30,583,994	41,120,713	9,899,905	31,288,695	38,677,395
2,064,577	2,050,920	829,680	1,917,937	3,027,120	1,113,004
(17,586,947)	(23,726,600)	(12,163,443)	(17,591,346)	(22,821,170)	(17,086,760)
(8,829,540)	8,908,314	29,786,950	(5,773,504)	11,494,645	22,703,639
(8,317,260)	3,319,869	31,296,503	(5,156,983)	4,273,598	24,105,967

68,427,404	65,107,535	33,811,032	68,579,058	64,305,460	40,199,493
$60,110,144	$68,427,404	$65,107,535	$63,422,075	$68,579,058	$64,305,460
$186,121	$1,212,132	$1,154,172	$212,165	$1,123,325	$1,202,112

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	201

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2035			AllianzGI Retirement 2040

	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$663,621	$1,379,907	$1,097,824	$544,571	$1,084,967	$955,485
Net realized gain (loss)	(440,854)	(179,543)	910,969	4,682	401,292	1,285,907
Net change in unrealized appreciation/depreciation	1,895,352	(4,700,192)	179,591	1,363,072	(4,634,401)	(213,031)
Net increase (decrease) in net assets resulting from investment operations	2,118,119	(3,499,828)	2,188,384	1,912,325	(3,148,142)	2,028,361
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(341,963)	(673,897)	(300,338)	(164,686)	(634,069)	(299,358)
Class C	—	—	—	(2,949)	(6,919)	(4,849)
Class D††	—	—	—	—	(7,206)	(4,271)
Class R	(36,323)	(32,189)	(16,445)	(26,667)	(45,420)	(22,265)
Class P	(810,229)	(594,957)	(113,126)	(439,848)	(448,321)	(113,845)
Class R6	(184,982)	(131,271)	(137,282)	(319,410)	(349,785)	(262,190)
Administrative Class	(19,510)	(380,167)	(224,389)	(11,823)	(197,536)	(116,327)
Net realized capital gains:
Class A	—	(230,108)	—	(10,848)	(446,070)	(10,167)
Class C	—	—	—	(265)	(6,717)	(190)
Class D††	—	—	—	—	(5,463)	(119)
Class R	—	(13,559)	—	(1,766)	(35,800)	(827)
Class P	—	(211,133)	—	(22,256)	(315,901)	(7,225)
Class R6	—	(42,475)	—	(15,718)	(233,223)	(4,534)
Administrative Class	—	(108,518)	—	(665)	(125,082)	(3,144)
Total dividends and distributions to shareholders	(1,393,007)	(2,418,266)	(791,580)	(1,016,901)	(2,857,512)	(849,311)
Fund Share Transactions:
Net proceeds from the sale of shares	6,147,746	25,676,859	29,581,674	7,127,356	21,606,309	27,176,932
Issued in reinvestment of dividends and distributions	1,371,559	2,410,670	788,966	1,011,558	2,846,543	847,385
Cost of shares redeemed	(12,696,736)	(21,426,137)	(7,595,095)	(11,655,004)	(17,205,912)	(12,583,051)
Net increase (decrease) from Fund share transactions	(5,177,431)	6,661,392	22,775,545	(3,516,090)	7,246,940	15,441,266
Total increase (decrease) in net assets	(4,452,319)	743,298	24,172,349	(2,620,666)	1,241,286	16,620,316
Net Assets:
Beginning of period	54,425,342	53,682,044	29,509,695	44,784,503	43,543,217	26,922,901
End of period*	$49,973,023	$54,425,342	$53,682,044	$42,163,837	$44,784,503	$43,543,217
* Including undistributed net investment income of:	$99,350	$828,736	$928,003	$101,506	$522,318	$768,584

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

202	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Retirement 2045			AllianzGI Retirement 2050

Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$281,071	$655,347	$517,862	$255,933	$521,500	$439,654
34,746	295,334	526,086	229,654	630,380	746,452
844,285	(2,667,654)	187,541	565,321	(2,771,030)	(183,686)
1,160,102	(1,716,973)	1,231,489	1,050,908	(1,619,150)	1,002,420

(132,040)	(374,869)	(181,709)	(29,146)	(192,203)	(68,062)
—	—	—	(1,452)	(4,538)	(2,510)
—	—	—	—	(8,207)	(8,335)
(9,256)	(15,439)	(6,954)	(7,962)	(21,154)	(10,670)
(263,806)	(369,860)	(56,921)	(150,657)	(271,151)	(37,456)
(99,028)	(195,527)	(115,794)	(159,817)	(324,615)	(245,688)
(8,009)	(65,945)	(36,633)	(10,166)	(47,447)	(30,843)

(16,327)	(186,524)	(14,940)	(45,699)	(154,624)	(25,014)
—	—	—	(3,073)	(4,532)	(823)
—	—	—	—	(7,083)	(1,745)
(1,224)	(8,330)	(658)	(12,272)	(18,900)	(3,662)
(26,079)	(175,114)	(13,700)	(152,140)	(209,825)	(33,116)
(9,512)	(75,283)	(8,805)	(158,463)	(236,822)	(51,300)
(878)	(25,861)	(2,638)	(11,721)	(35,354)	(6,978)
(566,159)	(1,492,752)	(438,752)	(742,568)	(1,536,455)	(526,202)

5,782,360	9,992,490	15,099,268	4,693,527	11,632,283	12,294,801
565,615	1,492,002	438,561	741,021	1,534,008	525,997
(6,873,608)	(9,792,388)	(2,852,267)	(6,005,073)	(9,209,423)	(5,298,045)
(525,633)	1,692,104	12,685,562	(570,525)	3,956,868	7,522,753
68,310	(1,517,621)	13,478,299	(262,185)	801,263	7,998,971

25,044,733	26,562,354	13,084,055	22,289,191	21,487,928	13,488,957
$25,113,043	$25,044,733	$26,562,354	$22,027,006	$22,289,191	$21,487,928
$69,863	$300,931	$432,237	$103,899	$207,166	$353,260

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	203

Statements of Changes in Net Assets (cont’d)

	AllianzGI Retirement 2055			AllianzGI Retirement Income

	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$74,877	$184,630	$156,879	$614,009	$721,278	$677,809
Net realized gain (loss)	(51,808)	89,805	245,428	(558,674)	219,701	855,090
Net change in unrealized appreciation/depreciation	234,885	(833,021)	(84,342)	845,586	(2,015,262)	(257,664)
Net increase (decrease) in net assets resulting from investment operations	257,954	(558,586)	317,965	900,921	(1,074,283)	1,275,235
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(18,484)	(44,641)	(13,942)	(170,126)	(229,357)	(99,066)
Class B††	—	—	—	—	—	—
Class C	—	—	—	(67,715)	(108,273)	(45,087)
Class D††	—	—	—	—	(34,792)	(16,960)
Class R	(3,771)	(5,428)	(1,668)	(6,243)	(7,047)	(2,510)
Class P	(40,910)	(44,972)	(6,547)	(198,077)	(222,776)	(151,273)
Institutional Class	—	—	—	—	—	—
Class R6	(59,101)	(210,081)	(118,426)	(304,350)	(336,276)	(215,784)
Administrative Class	(4,367)	(14,788)	(5,836)	(673)	(35,047)	(37,092)
Net realized capital gains:
Class A	(14,733)	(36,217)	(7,419)	(20,753)	(162,477)	—
Class B††	—	—	—	—	—	—
Class C	—	—	—	(12,975)	(102,280)	—
Class D††	—	—	—	—	(25,131)	—
Class R	(3,315)	(4,945)	(1,123)	(913)	(5,439)	—
Class P	(26,646)	(36,974)	(9,316)	(22,485)	(135,649)	—
Institutional Class	—	—	—	—	—	—
Class R6	(37,871)	(142,903)	(51,679)	(32,223)	(230,655)	—
Administrative Class	(3,165)	(10,083)	(3,149)	(101)	(48,843)	—
Total dividends and distributions to shareholders	(212,363)	(551,032)	(219,105)	(836,634)	(1,684,671)	(567,772)
Fund Share Transactions:
Net proceeds from the sale of shares	2,563,276	2,991,547	2,861,581	5,884,322	7,271,909	13,555,798
Issued in reinvestment of dividends and distributions	210,803	550,121	219,099	833,605	1,683,901	567,659
Cost of shares redeemed	(2,749,911)	(4,132,446)	(349,327)	(6,482,784)	(11,875,567)	(11,773,274)
Net increase (decrease) from Fund share transactions	24,168	(590,778)	2,731,353	235,143	(2,919,757)	2,350,183
Total increase (decrease) in net assets	69,759	(1,700,396)	2,830,213	299,430	(5,678,711)	3,057,646
Net Assets:
Beginning of period	6,185,333	7,885,729	5,055,516	23,701,882	29,380,593	26,322,947
End of period*	$6,255,092	$6,185,333	$7,885,729	$24,001,312	$23,701,882	$29,380,593
* Including undistributed (dividends in excess of) net investment income of:	$17,324	$69,080	$130,574	$(29,562)	$103,613	$198,304

†	Fiscal year end changed from November 30th to September 30th.
††	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(d) in the Notes to Financial Statements.

204	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Global Allocation			AllianzGI Global Dynamic Allocation

Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$2,550,784	$3,923,737	$4,997,925	$271,386	$137,104	$124,498
(413,025)	13,160,579	11,590,534	(546,575)	458,629	609,442
15,109,129	(28,787,961)	(7,044,237)	15,863	(1,011,494)	(515,792)
17,246,888	(11,703,645)	9,544,222	(259,326)	(415,761)	218,148

(467,915)	(2,191,344)	(1,515,468)	(35,715)	(37,530)	(36,024)
—	(40,114)	(31,583)	—	—	—
(178,033)	(1,660,051)	(941,983)	(299)	(40,272)	(26,791)
—	(80,836)	(34,957)	—	(4,316)	(10,657)
(82)	(588)	(351)	(1,110)	(5,287)	(3,112)
(14,780)	(75,642)	(48,927)	(587)	(1,681)	(1,171)
(481,767)	(2,881,753)	(1,801,068)	(306,026)	(134,390)	(92,056)
(1,824,842)	(32)	—	—	—	—
(144)	(844)	(588)	(150)	(994)	(523)

(3,168,468)	(757,431)	—	(44,679)	(97,298)	(155,116)
—	(18,442)	—	—	—	—
(1,840,892)	(713,482)	—	(17,578)	(129,766)	(163,735)
—	(26,564)	—	—	(11,929)	(44,224)
(595)	(207)	—	(2,463)	(14,250)	(13,397)
(94,329)	(23,716)	—	(823)	(4,085)	(4,798)
(2,766,629)	(890,375)	—	(333,608)	(319,043)	(378,173)
(3,407,957)	—	—	—	—	—
(936)	(284)	—	(298)	(2,462)	(2,270)
(14,247,369)	(9,361,705)	(4,374,925)	(743,336)	(803,303)	(932,047)

221,846,230	152,610,369	27,705,749	36,080,933	3,126,765	898,223
12,039,431	8,452,473	3,945,498	739,603	803,301	930,946
(44,645,036)	(38,678,589)	(40,895,649)	(6,773,223)	(1,315,150)	(1,655,346)
189,240,625	122,384,253	(9,244,402)	30,047,313	2,614,916	173,823
192,240,144	101,318,903	(4,075,105)	29,044,651	1,395,852	(540,076)

310,303,343	208,984,440	213,059,545	7,535,486	6,139,634	6,679,710
$502,543,487	$310,303,343	$208,984,440	$36,580,137	$7,535,486	$6,139,634
$(396,531)	$20,428	$1,481,521	$(34,723)	$37,778	$81,738

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	205

Statements of Changes in Net Assets (cont’d)

	AllianzGI Global Megatrends		AllianzGI Best Styles Emerging Markets Equity

	Six Months ended 3/31/2016 (unaudited)	Period from 2/2/2015** through 9/30/2015†	Six Months ended 3/31/2016 (unaudited)	Period from 12/9/2014** through 9/30/2015†
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income	$11,835	$2,023	$30,509	$136,892
Net realized gain (loss)	205,264	—	(787,243)	140,487
Net change in unrealized appreciation/depreciation	(143,045)	(233,348)	1,023,750	(1,094,934)
Net increase (decrease) in net assets resulting from investment operations	74,054	(231,325)	267,016	(817,555)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(225)	—	—	—
Class P	(582)	—	(112)	(2)
Institutional Class	(59,473)	—	(131)	(3)
Class R6	—	—	(146,646)	(1,617)
Net realized capital gains:
Class A	—	—	—	—
Class P	—	—	(290)	—
Institutional Class	—	—	(175)	—
Class R6	—	—	(159,787)	—
Total dividends and distributions to shareholders	(60,280)	—	(307,141)	(1,622)
Fund Share Transactions:
Net proceeds from the sale of shares	16,018	28,000	5,123,747	580,298
Issued in reinvestment of dividends and distributions	60,280	—	307,141	1,622
Cost of shares redeemed	(30,027)	(4,581)	(623,827)	(20,758)
Net increase (decrease) from Fund share transactions	46,271	23,419	4,807,061	561,162
Total increase (decrease) in net assets	60,045	(207,906)	4,766,936	(258,015)
Net Assets:
Beginning of period	2,812,094	3,020,000	4,761,985	5,020,000
End of period*	$2,872,139	$2,812,094	$9,528,921	$4,761,985
* Including undistributed (dividends in excess of) net investment income of:	$(46,416)	$2,029	$16,348	$132,728

†	Fiscal year end changed from November 30th to September 30th.
**	Commencement of operations.

206	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Best Styles Global Equity			AllianzGI Best Styles International Equity		AllianzGI Best Styles U.S. Equity

Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Period from 12/2/2013** through 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/9/2014** through 9/30/2015†	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014** through 9/30/2015†

$3,245,785	$2,087,928	$785,022	$752,113	$939,684	$760,184	$839,546
(515,493)	(935,466)	843,623	(1,971,014)	294,120	407,314	(219,617)
28,265,600	(11,232,461)	2,253,182	3,059,724	(4,422,182)	4,945,155	(5,327,344)
30,995,892	(10,079,999)	3,881,827	1,840,823	(3,188,378)	6,112,653	(4,707,415)

(352,595)	(265)	—	—	—	—	—
(19,413)	—	—	(83)	(7)	(747)	(14)
(6,010)	(273)	—	(91)	(7)	(31,072)	(15)
(2,676,511)	(813,579)	—	(866,206)	(3,930)	(1,143,821)	(4,632)

—	(346)	—	—	—	—	—
—	(1,116)	—	(86)	—	(180)	—
—	(305)	—	(86)	—	(6,993)	—
—	(848,874)	—	(628,971)	—	(286,791)	—
(3,054,529)	(1,664,758)	—	(1,495,523)	(3,944)	(1,469,604)	(4,661)

271,508,440	291,007,784	36,454,373	40,493,990	69,498,928	30,042,399	113,151,477
2,700,966	1,664,758	—	1,495,523	3,944	1,469,000	4,661
(14,757,033)	(27,349,523)	(11,914,060)	(15,743,716)	(15,102,473)	(31,946,926)	(23,212,297)
259,452,373	265,323,019	24,540,313	26,245,797	54,400,399	(435,527)	89,943,841
287,393,736	253,578,262	28,422,140	26,591,097	51,208,077	4,207,522	85,231,765

287,020,402	33,442,140	5,020,000	56,228,077	5,020,000	88,251,765	3,020,000
$574,414,138	$287,020,402	$33,442,140	$82,819,174	$56,228,077	$92,459,287	$88,251,765
$2,119,996	$1,928,740	$771,361	$724,078	$838,345	$415,600	$831,056

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	207

Statements of Changes in Net Assets (cont’d)

	AllianzGI China Equity			AllianzGI Convertible

	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$(32,354)	$134,279	$67,404	$21,763,817	$26,356,257	$33,329,413
Net realized gain (loss)	(492,165)	(527,317)	402,768	(94,410,212)	173,975,914	174,588,949
Net change in unrealized appreciation/depreciation	489,300	(1,137,845)	(385,396)	46,693,007	(300,637,013)	29,600,080
Net increase (decrease) in net assets resulting from investment operations	(35,219)	(1,530,883)	84,776	(25,953,388)	(100,304,842)	237,518,442
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(49,288)	(16,561)	(1,192)	(3,487,780)	(7,640,089)	(8,036,190)
Class C	(1,290)	(388)	(2)	(220,559)	(990,962)	(1,651,959)
Class D††	—	(9,991)	(1,635)	—	(1,081,878)	(2,363,380)
Class R	—	—	—	(11,686)	(18,691)	(16,226)
Class P	(111)	(2)	(45)	(1,904,738)	(3,655,825)	(5,514,465)
Institutional Class	(104,748)	(99,781)	(31,446)	(19,871,879)	(30,656,569)	(39,138,558)
Administrative Class	—	—	—	(21,491)	(47,899)	(209,464)
Net realized capital gains:
Class A	—	(18,347)	—	(33,002,754)	(30,559,402)	(9,748,925)
Class C	—	(1,749)	—	(7,489,588)	(7,902,259)	(2,953,239)
Class D††	—	(16,626)	—	—	(4,909,717)	(2,652,574)
Class R	—	—	—	(124,432)	(90,285)	(19,171)
Class P	—	(633)	—	(11,724,688)	(14,081,872)	(5,628,426)
Institutional Class	—	(94,416)	—	(110,521,058)	(111,971,539)	(38,746,943)
Administrative Class	—	—	—	(152,621)	(236,630)	(203,909)
Total dividends and distributions to shareholders	(155,437)	(258,494)	(34,320)	(188,533,274)	(213,843,617)	(116,883,429)
Fund Share Transactions:
Net proceeds from the sale of shares	1,043,812	9,677,189	4,723,503	175,254,079	273,812,360	1,084,404,115
Issued in reinvestment of dividends and distributions	154,977	258,348	34,320	117,819,547	132,963,481	76,423,408
Cost of shares redeemed	(1,351,808)	(8,216,867)	(4,358,814)	(516,196,856)	(574,307,166)	(983,620,998)
Net increase (decrease) from Fund share transactions	(153,019)	1,718,670	399,009	(223,123,230)	(167,531,325)	177,206,525
Total increase (decrease) in net assets	(343,675)	(70,707)	449,465	(437,609,892)	(481,679,784)	297,841,538
Net Assets:
Beginning of period	4,876,615	4,947,322	4,497,857	2,219,947,764	2,701,627,548	2,403,786,010
End of period*	$4,532,940	$4,876,615	$4,947,322	$1,782,337,872	$2,219,947,764	$2,701,627,548
* Including undistributed (dividends in excess of) net investment income of:	$(53,630)	$134,161	$94,771	$(874,799)	$2,879,517	$12,633,367

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.
**	Commencement of operations.

208	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Emerging Markets Consumer		AllianzGI Emerging Markets Debt			AllianzGI Emerging Markets Small-Cap

Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014** through 9/30/2015†	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Period from 9/15/2014** through 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014** through 9/30/2015†

$57,192	$117,974	$697,347	$1,043,972	$243,119	$(1,388)	$80,778
(1,648,919)	(1,312,395)	(410,847)	(935,923)	(243,113)	(893,569)	(256,024)
2,623,608	(1,492,165)	1,360,731	(1,857,787)	(146,982)	1,081,826	(670,102)
1,031,881	(2,686,586)	1,647,231	(1,749,738)	(146,976)	186,869	(845,348)

(183)	—	(1,093)	(361)	—	(9,645)	(1)
—	—	(439)	(284)	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(222)	(376)	—	—	—
(103,157)	—	(751,574)	(1,171,645)	—	(79,256)	(768)
—	—	—	—	—	—	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(103,340)	—	(753,328)	(1,172,666)	—	(88,901)	(769)

19,923,738	19,075,984	12,747,126	456,358	3,000	1,581,239	6,473,808
87,870	—	753,328	1,172,666	—	88,901	769
(1,826,856)	(3,771,216)	(274,076)	(7,372)	—	(1,796,500)	(96,295)
18,184,752	15,304,768	13,226,378	1,621,652	3,000	(126,360)	6,378,282
19,113,293	12,618,182	14,120,281	(1,300,752)	(143,976)	(28,392)	5,532,165

15,628,182	3,010,000	28,585,272	29,886,024	30,030,000	8,542,165	3,010,000
$34,741,475	$15,628,182	$42,705,553	$28,585,272	$29,886,024	$8,513,773	$8,542,165
$57,070	$103,218	$(143,932)	$(87,951)	$179,457	$(15,649)	$74,640

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	209

Statements of Changes in Net Assets (cont’d)

	AllianzGI Europe Equity Dividend		AllianzGI Global Fundamental Strategy

	Six Months ended 3/31/2016 (unaudited)	Period from 2/2/2015** through 9/30/2015†	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$41,522	$82,267	$125,808	$321,851	$423,304
Net realized gain (loss)	(9,577)	(119,286)	(98,043)	563,862	186,964
Net change in unrealized appreciation/depreciation	146,150	(266,484)	818,710	(1,807,042)	421,354
Net increase (decrease) in net assets resulting from investment operations	178,095	(303,503)	846,475	(921,329)	1,031,622
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(341)	—	(7,081)	(573)	(78)
Class C	(114)	—	(299)	(267)	(40)
Class D††	—	—	—	(1)	(78)
Class R	—	—	—	—	—
Class P	(102)	—	(398)	(363)	(86)
Institutional Class	(37,572)	—	(752,175)	(766,540)	(183,029)
Administrative Class	—	—	—	—	—
Net realized capital gains:
Class A	—	—	(1,029)	—	(42)
Class C	—	—	(61)	—	(42)
Class D††	—	—	—	—	(45)
Class R	—	—	—	—	—
Class P	—	—	(62)	—	(42)
Institutional Class	—	—	(115,372)	—	(83,961)
Administrative Class	—	—	—	—	—
Total dividends and distributions to shareholders	(38,129)	—	(876,477)	(767,744)	(267,443)
Fund Share Transactions:
Net proceeds from the sale of shares	569,415	386,039	200,431	311,957	2,628,459
Issued in reinvestment of dividends and distributions	38,129	—	876,464	767,744	267,443
Cost of shares redeemed	(90,830)	(155,506)	(397,662)	(2,078,613)	(2,175,508)
Net increase (decrease) from Fund share transactions	516,714	230,533	679,233	(998,912)	720,394
Total increase (decrease) in net assets	656,680	(72,970)	649,231	(2,687,985)	1,484,573
Net Assets:
Beginning of period	2,957,030	3,030,000	19,518,978	22,206,963	20,722,390
End of period*	$3,613,710	$2,957,030	$20,168,209	$19,518,978	$22,206,963
* Including undistributed (dividends in excess of) net investment income of:	$(8,857)	$(12,250)	$(134,050)	$500,095	$619,357

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.
**	Commencement of operations.

210	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Global Sustainability		AllianzGI Global Water			AllianzGI High Yield Bond

Six Months ended 3/31/2016 (unaudited)	Period from 12/9/2014** through 9/30/2015†	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$77,117	$32,350	$(536,019)	$1,447,811	$1,281,291	$9,918,406	$19,590,063	$26,751,720
2,993	(22,849)	(5,926,422)	3,747,638	12,071,081	(19,217,096)	(2,282,069)	(2,594,450)
256,354	(190,016)	45,345,448	(25,312,123)	(9,066,116)	6,564,883	(33,120,144)	(13,254,415)

336,464	(180,515)	38,883,007	(20,116,674)	4,286,256	(2,733,807)	(15,812,150)	10,902,855

(863)	—	(360,797)	(320,545)	(269,464)	(1,835,493)	(1,946,832)	(4,652,555)
—	—	(61)	(62)	(44)	(461,133)	(938,411)	(1,492,477)
—	—	—	(58,561)	(27,063)	(179,229)	(1,924,764)	(4,685,232)
—	—	—	—	—	(35,910)	(86,636)	(186,866)
(86)	—	(380,771)	(617,050)	(164,700)	(1,949,276)	(4,139,621)	(5,226,144)
(28,973)	—	(216,258)	(138,567)	(175,053)	(6,319,845)	(10,208,443)	(11,638,201)
—	—	—	—	—	(68,640)	(1,558,600)	(2,355,230)

—	—	(272,544)	—	—	—	—	(619,224)
—	—	(126,665)	—	—	—	—	(228,112)
—	—	—	—	—	—	—	(937,624)
—	—	—	—	—	—	—	(24,919)
—	—	(146,928)	—	—	—	—	(667,219)
—	—	(61,596)	—	—	—	—	(1,221,439)
—	—	—	—	—	—	—	(287,135)
(29,922)	—	(1,565,620)	(1,134,785)	(636,324)	(10,849,526)	(20,803,307)	(34,222,377)

17,273,301	58,034	106,284,918	104,509,559	183,509,079	124,159,360	216,238,485	261,023,783
29,922	—	1,105,269	720,606	446,287	10,290,171	19,571,812	28,415,730
—	—	(81,645,980)	(87,816,493)	(85,247,989)	(135,631,130)	(259,914,958)	(343,171,573)
17,303,223	58,034	25,744,207	17,413,672	98,707,377	(1,181,599)	(24,104,661)	(53,732,060)
17,609,765	(122,481)	63,061,594	(3,837,787)	102,357,309	(14,764,932)	(60,720,118)	(77,051,582)

2,897,519	3,020,000	343,039,104	346,876,891	244,519,582	324,278,903	384,999,021	462,050,603
$20,507,284	$2,897,519	$406,100,698	$343,039,104	$346,876,891	$309,513,971	$324,278,903	$384,999,021

$74,081	$26,886	$(540,471)	$953,435	$1,031,226	$(2,874,584)	$(1,943,464)	$(1,910,964)

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	211

Statements of Changes in Net Assets (cont’d)

	AllianzGI International Growth		AllianzGI International Small-Cap

	Six Months ended 3/31/2016 (unaudited)	Period from 2/2/2015** through 9/30/2015†	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$4,014	$28,303	$(265,894)	$853,229	$486,533
Net realized gain (loss)	(35,783)	(18,488)	(5,377,287)	4,467,652	8,929,778
Net change in unrealized appreciation/depreciation	274,275	(184,521)	5,073,093	754,622	(14,951,435)
Net increase (decrease) in net assets resulting from investment operations	242,506	(174,706)	(570,088)	6,075,503	(5,535,124)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(382)	—	(149,275)	(31,058)	(76,677)
Class C	—	—	(19,686)	(2,507)	(7,882)
Class D††	—	—	—	(7,276)	(24,442)
Class R	—	—	(591)	(143)	(1,445)
Class P	—	—	(234,787)	(80,089)	(413,514)
Institutional Class	(20,891)	—	(354,831)	(111,313)	(712,548)
Administrative Class#	—	—	—	—	(143)
Net realized capital gains:
Class A	—	—	(727,377)	(527,948)	(401,037)
Class C	—	—	(140,483)	(108,272)	(67,871)
Class D††	—	—	—	(144,512)	(43,636)
Class R	—	—	(4,705)	(7,377)	(3,246)
Class P	—	—	(1,616,911)	(2,809,567)	(2,839,970)
Institutional Class	—	—	(2,670,300)	(5,583,444)	(5,781,334)
Administrative Class#	—	—	—	—	(1,090)
Total dividends and distributions to shareholders	(21,273)	—	(5,918,946)	(9,413,506)	(10,374,835)
Fund Share Transactions:
Net proceeds from the sale of shares	49,286	88,933	40,269,908	59,575,114	31,565,843
Issued in reinvestment of dividends and distributions	21,273	—	5,547,080	8,914,472	9,979,963
Cost of shares redeemed	(9,993)	(39,570)	(47,393,747)	(44,174,120)	(45,162,105)
Net increase (decrease) from Fund share transactions	60,566	49,363	(1,576,759)	24,315,466	(3,616,299)
Total increase (decrease) in net assets	281,799	(125,343)	(8,065,793)	20,977,463	(19,526,258)
Net Assets:
Beginning of period	2,884,657	3,010,000	112,553,177	91,575,714	111,101,972
End of period*	$3,166,456	$2,884,657	$104,487,384	$112,553,177	$91,575,714
* Including undistributed (dividends in excess of) net investment income of:	$3,835	$21,094	$(267,299)	$757,765	$228,162

#	AllianzGI International Small-Cap liquidated its Administrative Class on May 21, 2014.
†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.
**	Commencement of operations.

212	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI Micro Cap			AllianzGI Multi-Asset Real Return			AllianzGI NFJ Emerging Markets Value

Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$(254,255)	$(466,944)	$(529,827)	$29,784	$56,385	$74,280	$44,947	$311,728	$270,969
(1,443,741)	4,984,983	5,318,065	(278,180)	(85,771)	(53,943)	(1,204,394)	(475,562)	325,266
(129,408)	(5,117,646)	(5,003,191)	259,341	(610,765)	(116,868)	1,507,481	(1,266,649)	(247,980)
(1,827,404)	(599,607)	(214,953)	10,945	(640,151)	(96,531)	348,034	(1,430,483)	348,255

—	—	—	(2,941)	(1,726)	(677)	(15,872)	(6,189)	(1,302)
—	—	—	(800)	(703)	(1,050)	(921)	(2,865)	(619)
—	—	—	—	(237)	(136)	—	(55,685)	(27,988)
—	—	—	—	—	—	—	—	—
—	—	—	(201)	(113)	(152)	(614)	(437)	(251)
—	—	—	(64,521)	(75,299)	(88,246)	(108,800)	(330,808)	(171,834)
—	—	—	—	—	—	—	—	—

(697,207)	(401,198)	(99,298)	—	—	(350)	—	(1,687)	—
—	—	—	—	—	(473)	—	(1,066)	—
—	—	—	—	—	(111)	—	(22,617)	—
—	—	—	—	—	—	—	—	—
(133,274)	(131,124)	(121,008)	—	—	(53)	—	(162)	—
(1,893,315)	(2,778,216)	(2,458,693)	—	—	(29,343)	—	(119,439)	—
—	—	—	—	—	—	—	—	—
(2,723,796)	(3,310,538)	(2,678,999)	(68,463)	(78,078)	(120,591)	(126,207)	(540,955)	(201,994)

5,834,792	28,458,285	16,002,865	282,879	295,620	1,227,771	2,208,407	2,342,905	2,873,339
2,718,463	3,304,682	2,674,893	68,463	78,078	120,591	126,207	540,955	201,994
(20,448,129)	(15,456,222)	(21,006,118)	(1,471,163)	(1,444,739)	(108,911)	(2,472,789)	(2,483,274)	(1,256,884)
(11,894,874)	16,306,745	(2,328,360)	(1,119,821)	(1,071,041)	1,239,451	(138,175)	400,586	1,818,449
(16,446,074)	12,396,600	(5,222,312)	(1,177,339)	(1,789,270)	1,022,329	83,652	(1,570,852)	1,964,710

52,143,887	39,747,287	44,969,599	4,534,326	6,323,596	5,301,267	8,004,607	9,575,459	7,610,749
$35,697,813	$52,143,887	$39,747,287	$3,356,987	$4,534,326	$6,323,596	$8,088,259	$8,004,607	$9,575,459
$(676,284)	$(422,029)	$(482,297)	$13,936	$52,615	$64,932	$11,803	$93,063	$168,872

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	213

Statements of Changes in Net Assets (cont’d)

	AllianzGI NFJ Global Dividend Value			AllianzGI NFJ International Small-Cap Value

	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$223,387	$950,809	$2,181,257	$86,063	$369,061	$414,397
Net realized gain (loss)	(1,834,893)	2,010,027	4,043,646	(586,788)	366,594	1,461,108
Net change in unrealized appreciation/depreciation	2,354,905	(8,005,972)	(2,887,427)	952,286	(1,489,020)	(1,033,876)
Net increase (decrease) in net assets resulting from investment operations	743,399	(5,045,136)	3,337,476	451,561	(753,365)	841,629
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(73,921)	(365,905)	(289,279)	(161,276)	(77,148)	(28,563)
Class C	(137,015)	(134,953)	(106,170)	(37,634)	(32,806)	(13,235)
Class D††	—	(87,453)	(22,598)	—	(43,395)	(8,011)
Class P	(28,877)	(51,415)	(50,720)	(2,868)	(1,235)	(134)
Institutional Class	(177,649)	(874,763)	(1,494,313)	(164,431)	(320,408)	(198,102)
Class R6	—	—	—	(479)	—	—
Net realized capital gains:
Class A	(575,075)	(894,483)	(524,358)	(91,565)	(232,125)	(49,292)
Class C	(543,193)	(440,737)	(278,781)	(26,789)	(114,145)	(14,329)
Class D††	—	(212,384)	(37,086)	—	(125,827)	(20,783)
Class P	(113,118)	(126,876)	(87,797)	(1,001)	(3,324)	(325)
Institutional Class	(1,026,877)	(2,273,312)	(2,562,825)	(116,929)	(1,014,968)	(277,871)
Class R6	—	—	—	(205)	—	—
Total dividends and distributions to shareholders	(2,675,725)	(5,462,281)	(5,453,927)	(603,177)	(1,965,381)	(610,645)
Fund Share Transactions:
Net proceeds from the sale of shares	3,224,018	9,945,395	23,212,818	7,957,818	10,841,826	11,637,433
Issued in reinvestment of dividends and distributions	2,578,663	4,660,503	4,954,544	600,371	1,961,582	609,584
Cost of shares redeemed	(11,387,127)	(47,936,033)	(29,958,637)	(8,610,071)	(17,224,965)	(8,626,539)
Net increase (decrease) from Fund share transactions	(5,584,446)	(33,330,135)	(1,791,275)	(51,882)	(4,421,557)	3,620,478
Total increase (decrease) in net assets	(7,516,772)	(43,837,552)	(3,907,726)	(203,498)	(7,140,303)	3,851,462
Net Assets:
Beginning of period	22,436,114	66,273,666	70,181,392	12,341,979	19,482,282	15,630,820
End of period*	$14,919,342	$22,436,114	$66,273,666	$12,138,481	$12,341,979	$19,482,282
* Including undistributed (dividends in excess of) net investment income of:	$37,698	$231,773	$876,625	$78,553	$359,178	$425,244

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

214	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI NFJ International Value II			AllianzGI Short Duration High Income			AllianzGI Structured Return

Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Period ended 11/30/2014

$336,410	$994,476	$864,809	$24,038,689	$31,846,719	$28,755,543	$668,695	$482,489	$(99,064)
(3,056,224)	(1,260,616)	158,105	(2,276,206)	(2,948,957)	2,167,612	(4,086,632)	1,970,187	478,651
3,323,873	(5,179,444)	(1,278,749)	(18,079,810)	(32,553,916)	(14,120,813)	5,537,812	(1,897,298)	348,559
604,059	(5,445,584)	(255,835)	3,682,673	(3,656,154)	16,802,342	2,119,875	555,378	728,146

(2,932)	(3,630)	(2,980)	(5,868,862)	(6,644,056)	(8,370,337)	(176,625)	(2)	—
(2)	(1,364)	(1,279)	(3,239,155)	(3,681,430)	(3,564,709)	(26,324)	(2)	—
—	(257)	(410)	(118,879)	(1,235,286)	(1,473,888)	—	(43,262)	—
(6,015)	(9,024)	(1,094)	(10,009,289)	(11,139,212)	(9,035,739)	(30,878)	(1)	—
(458,460)	(900,258)	(735,960)	(12,641,841)	(13,522,588)	(10,905,778)	(345,012)	(34,488)	—
—	—	—	—	—	—	—	—	—

—	(645)	(2,574)	—	—	—	(283,648)	(99,742)	(37,417)
—	(418)	(1,615)	—	—	—	(53,864)	(5,472)	(5,488)
—	(52)	(448)	—	—	—	—	(224,332)	(69,417)
—	(961)	(452)	—	—	—	(22,778)	(1,435)	(2,794)
—	(150,633)	(154,322)	—	—	—	(534,089)	(596,463)	(410,919)
—	—	—	—	—	—	—	—	—
(467,409)	(1,067,242)	(901,134)	(31,878,026)	(36,222,572)	(33,350,451)	(1,473,218)	(1,005,199)	(526,035)

577,925	9,770,715	39,704,993	356,343,304	727,044,423	559,371,784	148,206,077	66,615,486	16,098,848
467,409	1,067,242	901,134	26,881,975	30,097,726	27,490,449	1,472,510	1,003,165	526,035
(832,107)	(126,593)	(4,406,491)	(518,895,640)	(409,025,620)	(360,175,213)	(52,986,587)	(13,909,833)	(3,270,567)
213,227	10,711,364	36,199,636	(135,670,361)	348,116,529	226,687,020	96,692,000	53,708,818	13,354,316
349,877	4,198,538	35,042,667	(163,865,714)	308,237,803	210,138,911	97,338,657	53,258,997	13,556,427

43,559,426	39,360,888	4,318,221	1,070,917,894	762,680,091	552,541,180	76,861,561	23,602,564	10,046,137
$43,909,303	$43,559,426	$39,360,888	$907,052,180	$1,070,917,894	$762,680,091	$174,200,218	$76,861,561	$23,602,564
$109,202	$240,201	$184,108	$(10,919,651)	$(3,080,314)	$(2,799,819)	$492,876	$403,020	$—

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	215

Statements of Changes in Net Assets (cont’d)

	AllianzGI U.S. Equity Hedged

	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014
Increase (Decrease) in Net Assets from:

Investment Operations:
Net investment income (loss)	$28,381	$159,660	$91,071
Net realized gain (loss)	(879,991)	2,284,545	(425,013)
Net change in unrealized appreciation/depreciation	928,871	(3,303,265)	1,330,644
Net increase (decrease) in net assets resulting from investment operations	77,261	(859,060)	996,702
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(16,120)	(1,746)	(13,056)
Class C	(6,391)	(1)	(1,801)
Class D††	—	(11,090)	(1,167)
Class P	(313)	(39)	(47)
Institutional Class	(138,687)	(89,019)	(36,196)
Net realized capital gains:
Class A	—	(78,135)	(80,061)
Class C	—	(12,412)	(9,450)
Class D††	—	(51,469)	(15,115)
Class R	—	—	—
Class P	—	(698)	(638)
Institutional Class	—	(731,421)	(562,186)
Total dividends and distributions to shareholders	(161,511)	(976,030)	(719,717)
Fund Share Transactions:
Net proceeds from the sale of shares	823,080	2,184,979	8,217,176
Issued in reinvestment of dividends and distributions	161,511	976,030	719,717
Cost of shares redeemed	(7,871,619)	(2,255,802)	(871,008)
Net increase (decrease) from Fund share transactions	(6,887,028)	905,207	8,065,885
Total increase (decrease) in net assets	(6,971,278)	(929,883)	8,342,870
Net Assets:
Beginning of period	14,623,023	15,552,906	7,210,036
End of period*	$7,651,745	$14,623,023	$15,552,906
* Including undistributed (dividends in excess of) net investment income of:	$28,181	$161,311	$91,204

†	Fiscal year end changed from November 30th to September 30th.
††	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d) in the Notes to Financial Statements.

216	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

AllianzGI U.S. Small-Cap Growth			AllianzGI Ultra Micro Cap

Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014	Six Months ended 3/31/2016 (unaudited)	Period from 12/1/2014 through 9/30/2015†	Year ended 11/30/2014

$(81,160)	$(227,857)	$(297,538)	$(622,352)	$(1,436,913)	$(2,310,720)
(532,724)	1,992,195	3,004,047	1,098,423	6,875,774	(290,346)
(639,356)	(5,318,293)	(2,125,589)	(4,997,693)	(8,942,552)	(1,655,282)
(1,253,240)	(3,553,955)	580,920	(4,521,622)	(3,503,691)	(4,256,348)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

(253,462)	(284,924)	(497,317)	(3,400,965)	(459,304)	(280,502)
(48,431)	(61,355)	(62,072)	—	—	—
—	(10,288)	(7,759)	—	—	—
(1,567)	(2,525)	(2,639)	—	—	—
(22,583)	(18,156)	(12,307)	(652,144)	(88,470)	(11,847)
(1,846,506)	(2,837,538)	(2,798,232)	(3,098,107)	(428,047)	(259,818)
(2,172,549)	(3,214,786)	(3,380,326)	(7,151,216)	(975,821)	(552,167)

3,629,453	15,682,440	16,713,796	4,021,134	15,895,985	74,836,748
1,965,824	2,985,629	2,978,885	7,063,080	951,727	543,201
(12,644,668)	(12,668,491)	(14,261,233)	(30,563,654)	(33,195,885)	(82,317,148)
(7,049,391)	5,999,578	5,431,448	(19,479,440)	(16,348,173)	(6,937,199)
(10,475,180)	(769,163)	2,632,042	(31,152,278)	(20,827,685)	(11,745,714)

36,759,618	37,528,781	34,896,739	92,450,120	113,277,805	125,023,519
$26,284,438	$36,759,618	$37,528,781	$61,297,842	$92,450,120	$113,277,805
$(435,038)	$(353,878)	$(410,511)	$(1,956,942)	$(1,334,590)	$(2,167,107)

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	217

Financial Highlights

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2015:
Class A
3/31/2016+	$18.30	$0.31	$0.35	$0.66	$(0.65)	$—
12/1/2014 - 9/30/2015#	19.95	0.50	(1.37)	(0.87)	(0.55)	(0.23)
11/30/2014	19.56	0.42	0.37	0.79	(0.40)	—
11/30/2013	19.52	0.49	0.10	0.59	(0.55)	—
11/30/2012	18.86	0.48	1.27	1.75	(0.70)	(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
Class C
3/31/2016+	$18.13	$0.25	$0.33	$0.58	$(0.51)	$—
12/1/2014 - 9/30/2015#	19.68	0.39	(1.37)	(0.98)	(0.34)	(0.23)
11/30/2014	19.23	0.28	0.36	0.64	(0.19)	—
11/30/2013	19.15	0.38	0.05	0.43	(0.35)	—
11/30/2012	18.53	0.35	1.24	1.59	(0.58)	(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
Class R
3/31/2016+	$18.43	$0.31	$0.31	$0.62	$(0.69)	$—
12/1/2014 - 9/30/2015#	20.05	0.39	(1.32)	(0.93)	(0.46)	(0.23)
11/30/2014	19.48	0.36	0.36	0.72	(0.15)	—
11/30/2013	19.50	0.46	0.05	0.51	(0.53)	—
11/30/2012	18.85	0.19	1.51	1.70	(0.66)	(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
Class P
3/31/2016+	$18.52	$0.36	$0.32	$0.68	$(0.77)	$—
12/1/2014 - 9/30/2015#	20.17	0.46	(1.28)	(0.82)	(0.60)	(0.23)
11/30/2014	19.74	0.48	0.38	0.86	(0.43)	—
11/30/2013	19.66	0.51	0.14	0.65	(0.57)	—
11/30/2012	18.97	0.34	1.49	1.83	(0.75)	(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
Class R6
3/31/2016+	$18.54	$0.37	$0.33	$0.70	$(0.79)	$—
12/1/2014 - 9/30/2015#	20.20	0.62	(1.44)	(0.82)	(0.61)	(0.23)
11/30/2014	19.77	0.50	0.38	0.88	(0.45)	—
11/30/2013	19.68	0.54	0.12	0.66	(0.57)	—
11/30/2012	18.99	0.54	1.31	1.85	(0.77)	(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
Administrative Class
3/31/2016+	$18.45	$0.34	$0.32	$0.66	$(0.74)	$—
12/1/2014 - 9/30/2015#	20.10	1.08	(1.97)	(0.89)	(0.53)	(0.23)
11/30/2014	19.68	0.44	0.38	0.82	(0.40)	—
11/30/2013	19.60	0.22	0.37	0.59	(0.51)	—
11/30/2012	18.94	0.48	1.29	1.77	(0.72)	(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

218	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.65)	$18.31	3.65%	$6,198	0.47	%(d)	0.60	%(d)	3.32	%(d)	75%
(0.78)	18.30	(4.52)	9,498	0.47	(d)(e)	0.62	(d)(e)	3.13	(d)(e)	168
(0.40)	19.95	4.14	12,398	0.41		0.60		2.15		114
(0.55)	19.56	3.10	4,900	0.40		0.60		2.55		94
(1.09)	19.52	9.88	1,798	0.40		0.60		2.57		70
(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24

$(0.51)	$18.20	3.27%	$669	1.22	%(d)	1.35	%(d)	2.78	%(d)	75%
(0.57)	18.13	(5.12)	708	1.22	(d)(e)	1.37	(d)(e)	2.46	(d)(e)	168
(0.19)	19.68	3.37	1,096	1.16		1.35		1.43		114
(0.35)	19.23	2.29	1,445	1.15		1.35		2.01		94
(0.97)	19.15	9.08	2,049	1.15		1.35		1.91		70
(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24

$(0.69)	$18.36	3.45%	$240	0.82	%(d)	0.85	%(d)	3.37	%(d)	75%
(0.69)	18.43	(4.78)	226	0.82	(d)(e)	0.88	(d)(e)	2.42	(d)(e)	168
(0.15)	20.05	3.75	206	0.76		0.85		1.79		114
(0.53)	19.48	2.71	227	0.75		0.85		2.39		94
(1.05)	19.50	9.50	469	0.75		0.85		1.01		70
(0.97)	18.85	2.94	14	0.75		2.46		2.91		108
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24

$(0.77)	$18.43	3.75%	$9,838	0.17	%(d)	0.20	%(d)	3.90	%(d)	75%
(0.83)	18.52	(4.22)	10,267	0.17	(d)(e)	0.23	(d)(e)	2.86	(d)(e)	168
(0.43)	20.17	4.43	3,720	0.11		0.20		2.43		114
(0.57)	19.74	3.39	3,925	0.10		0.20		2.65		94
(1.14)	19.66	10.27	3,845	0.10		0.20		1.78		70
(1.04)	18.97	3.44	14	0.25		2.00		3.41		108
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24

$(0.79)	$18.45	3.86%	$9,044	0.07	%(d)	0.10	%(d)	4.04	%(d)	75%
(0.84)	18.54	(4.18)	9,545	0.06	(d)(e)	0.12	(d)(e)	3.84	(d)(e)	168
(0.45)	20.20	4.53	13,577	0.01		0.10		2.49		114
(0.57)	19.77	3.52	7,675	—		0.12		2.77		94
(1.16)	19.68	10.31	8,243	—		0.15		2.84		70
(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24

$(0.74)	$18.37	3.65%	$850	0.42	%(d)	0.45	%(d)	3.68	%(d)	75%
(0.76)	18.45	(4.55)	748	0.40(d	)(e)	0.46	(d)(e)	6.62	(d)(e)	168
(0.40)	20.10	4.23	3,190	0.36		0.45		2.21		114
(0.51)	19.68	3.08	3,646	0.35		0.45		1.13		94
(1.11)	19.60	9.97	15	0.35		0.45		2.57		70
(1.01)	18.94	3.23	14	0.42		2.17		3.23		108
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	219

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
3/31/2016+	$18.09	$0.29	$0.35	$0.64	$(0.58)	$—
12/1/2014 - 9/30/2015#	19.72	0.46	(1.45)	(0.99)	(0.56)	(0.08)
11/30/2014	19.32	0.41	0.37	0.78	(0.38)	—
11/30/2013	19.15	0.49	0.21	0.70	(0.48)	(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
Class C
3/31/2016+	$18.02	$0.23	$0.33	$0.56	$(0.45)	$—
12/1/2014 - 9/30/2015#	19.60	0.36	(1.47)	(1.11)	(0.39)	(0.08)
11/30/2014	19.16	0.27	0.35	0.62	(0.18)	—
11/30/2013	18.78	0.31	0.26	0.57	(0.14)	(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
Class R
3/31/2016+	$18.10	$0.25	$0.35	$0.60	$(0.51)	$—
12/1/2014 - 9/30/2015#	19.70	0.39	(1.43)	(1.04)	(0.48)	(0.08)
11/30/2014	19.27	0.35	0.36	0.71	(0.28)	—
11/30/2013	19.14	0.43	0.21	0.64	(0.46)	(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
Class P
3/31/2016+	$18.34	$0.34	$0.33	$0.67	$(0.69)	$—
12/1/2014 - 9/30/2015#	19.98	0.46	(1.42)	(0.96)	(0.60)	(0.08)
11/30/2014	19.53	0.47	0.38	0.85	(0.40)	—
11/30/2013	19.30	0.47	0.30	0.77	(0.49)	(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
Class R6
3/31/2016+	$18.37	$0.35	$0.33	$0.68	$(0.71)	$—
12/1/2014 - 9/30/2015#	20.01	0.51	(1.45)	(0.94)	(0.62)	(0.08)
11/30/2014	19.57	0.51	0.35	0.86	(0.42)	—
11/30/2013	19.32	0.58	0.21	0.79	(0.49)	(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
Administrative Class
3/31/2016+	$18.22	$0.31	$0.33	$0.64	$(0.63)	$—
12/1/2014 - 9/30/2015#	19.84	0.87	(1.86)	(0.99)	(0.55)	(0.08)
11/30/2014	19.42	0.43	0.36	0.79	(0.37)	—
11/30/2013	19.25	0.24	0.47	0.71	(0.49)	(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

220	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.58)	$18.15	3.57%	$18,428	0.48	%(d)	0.60	%(d)	3.16	%(d)	72%
(0.64)	18.09	(5.13)	30,401	0.47	(d)(e)	0.62	(d)(e)	2.93	(d)(e)	144
(0.38)	19.72	4.11	34,624	0.42		0.60		2.08		89
(0.53)	19.32	3.75	9,102	0.40		0.60		2.60		86
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23

$(0.45)	$18.13	3.16%	$330	1.23	%(d)	1.35	%(d)	2.62	%(d)	72%
(0.47)	18.02	(5.72)	327	1.22	(d)(e)	1.37	(d)(e)	2.28	(d)(e)	144
(0.18)	19.60	3.29	468	1.17		1.35		1.39		89
(0.19)	19.16	3.02	438	1.15		1.35		1.64		86
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23

$(0.51)	$18.19	3.33%	$629	0.84	%(d)	0.85	%(d)	2.78	%(d)	72%
(0.56)	18.10	(5.39)	1,043	0.82	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	144
(0.28)	19.70	3.72	1,008	0.77		0.85		1.81		89
(0.51)	19.27	3.40	1,022	0.75		0.85		2.26		86
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23

$(0.69)	$18.32	3.71%	$21,946	0.18	%(d)	0.20	%(d)	3.71	%(d)	72%
(0.68)	18.34	(4.89)	21,193	0.17	(d)(e)	0.22	(d)(e)	2.91	(d)(e)	144
(0.40)	19.98	4.43	12,665	0.12		0.20		2.38		89
(0.54)	19.53	4.06	7,643	0.10		0.20		2.44		86
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23

$(0.71)	$18.34	3.78%	$12,123	0.08	%(d)	0.10	%(d)	3.80	%(d)	72%
(0.70)	18.37	(4.82)	11,847	0.07	(d)(e)	0.12	(d)(e)	3.22	(d)(e)	144
(0.42)	20.01	4.48	5,574	0.02		0.10		2.59		89
(0.54)	19.57	4.19	7,457	—		0.12		3.00		86
(1.50)	19.32	10.62	7,708	—	(f)	0.15		2.98		55
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23

$(0.63)	$18.23	3.58%	$1,818	0.43	%(d)	0.45	%(d)	3.44	%(d)	72%
(0.63)	18.22	(5.09)	1,747	0.41	(d)(e)	0.46	(d)(e)	5.41	(d)(e)	144
(0.37)	19.84	4.15	7,974	0.37		0.45		2.19		89
(0.54)	19.42	3.79	7,210	0.35		0.45		1.27		86
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	221

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
3/31/2016+	$15.89	$0.25	$0.35	$0.60	$(0.50)	$—
12/1/2014 - 9/30/2015#	17.30	0.41	(1.31)	(0.90)	(0.50)	(0.01)
11/30/2014	16.92	0.37	0.33	0.70	(0.32)	—
11/30/2013	16.63	0.41	0.32	0.73	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
3/31/2016+	$15.83	$0.23	$0.34	$0.57	$(0.44)	$—
12/1/2014 - 9/30/2015#	17.21	0.34	(1.29)	(0.95)	(0.42)	(0.01)
11/30/2014	16.84	0.32	0.32	0.64	(0.27)	—
11/30/2013	16.57	0.48	0.19	0.67	(0.36)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
3/31/2016+	$16.01	$0.29	$0.34	$0.63	$(0.59)	$—
12/1/2014 - 9/30/2015#	17.43	0.38	(1.24)	(0.86)	(0.55)	(0.01)
11/30/2014	17.02	0.40	0.35	0.75	(0.34)	—
11/30/2013	16.67	0.48	0.31	0.79	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
3/31/2016+	$16.03	$0.29	$0.34	$0.63	$(0.60)	$—
12/1/2014 - 9/30/2015#	17.45	0.45	(1.30)	(0.85)	(0.56)	(0.01)
11/30/2014	17.04	0.44	0.33	0.77	(0.36)	—
11/30/2013	16.68	0.50	0.30	0.80	(0.40)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
3/31/2016+	$15.96	$0.26	$0.35	$0.61	$(0.54)	$—
12/1/2014 - 9/30/2015#	17.37	1.16	(2.06)	(0.90)	(0.50)	(0.01)
11/30/2014	16.98	0.38	0.33	0.71	(0.32)	—
11/30/2013	16.62	0.20	0.55	0.75	(0.35)	(0.04)
12/19/2011* - 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

222	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.50)	$15.99	3.79%	$15,935	0.47	%(d)	0.60	%(d)	3.14	%(d)	78%
(0.51)	15.89	(5.28)	26,916	0.45	(d)(e)	0.62	(d)(e)	2.98	(d)(e)	147
(0.32)	17.30	4.22	31,358	0.41		0.60		2.16		93
(0.44)	16.92	4.54	13,058	0.40		0.60		2.48		76
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.44)	$15.96	3.63%	$737	0.82	%(d)	0.85	%(d)	2.88	%(d)	78%
(0.43)	15.83	(5.59)	1,066	0.80	(d)(e)	0.87	(d)(e)	2.43	(d)(e)	147
(0.27)	17.21	3.83	1,004	0.76		0.85		1.89		93
(0.40)	16.84	4.16	753	0.75		0.85		2.88		76
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.59)	$16.05	3.96%	$30,246	0.17	%(d)	0.20	%(d)	3.60	%(d)	78%
(0.56)	16.01	(5.04)	29,233	0.15	(d)(e)	0.22	(d)(e)	2.71	(d)(e)	147
(0.34)	17.43	4.49	13,866	0.11		0.20		2.32		93
(0.44)	17.02	4.84	4,336	0.10		0.20		2.88		76
(0.15)	16.67	12.21	3,873	0.08(d	)	0.20	(d)	2.47	(d)	55

$(0.60)	$16.06	4.01%	$11,868	0.07	%(d)	0.10	%(d)	3.65	%(d)	78%
(0.57)	16.03	(4.97)	10,047	0.05	(d)(e)	0.12	(d)(e)	3.25	(d)(e)	147
(0.36)	17.45	4.60	6,745	0.01		0.10		2.54		93
(0.44)	17.04	4.93	5,058	—		0.12		3.02		76
(0.15)	16.68	12.28	5,375	—	(d)(f)	0.15	(d)	2.94	(d)	55

$(0.54)	$16.03	3.84%	$1,322	0.42	%(d)	0.45	%(d)	3.33	%(d)	78%
(0.51)	15.96	(5.26)	1,165	0.39	(d)(e)	0.46	(d)(e)	8.16	(d)(e)	147
(0.32)	17.37	4.26	12,135	0.36		0.45		2.23		93
(0.39)	16.98	4.60	10,606	0.35		0.45		1.23		76
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	223

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
3/31/2016+	$18.84	$0.28	$0.41	$0.69	$(0.53)	$—
12/1/2014 - 9/30/2015#	21.05	0.50	(1.75)	(1.25)	(0.69)	(0.27)
11/30/2014	20.66	0.48	0.38	0.86	(0.47)	—
11/30/2013	19.80	0.52	0.92	1.44	(0.54)	(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
Class C
3/31/2016+	$18.70	$0.22	$0.40	$0.62	$(0.42)	$—
12/1/2014 - 9/30/2015#	20.83	0.36	(1.72)	(1.36)	(0.50)	(0.27)
11/30/2014	20.42	0.33	0.36	0.69	(0.28)	—
11/30/2013	19.53	0.35	0.93	1.28	(0.35)	(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
Class R
3/31/2016+	$18.89	$0.27	$0.39	$0.66	$(0.54)	$—
12/1/2014 - 9/30/2015#	21.07	0.42	(1.72)	(1.30)	(0.61)	(0.27)
11/30/2014	20.65	0.41	0.37	0.78	(0.36)	—
11/30/2013	19.85	0.46	0.91	1.37	(0.53)	(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
Class P
3/31/2016+	$19.14	$0.32	$0.41	$0.73	$(0.63)	$—
12/1/2014 - 9/30/2015#	21.37	0.47	(1.69)	(1.22)	(0.74)	(0.27)
11/30/2014	20.93	0.51	0.43	0.94	(0.50)	—
11/30/2013	20.02	0.51	1.00	1.51	(0.56)	(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
Class R6
3/31/2016+	$19.19	$0.33	$0.41	$0.74	$(0.65)	$—
12/1/2014 - 9/30/2015#	21.42	0.54	(1.74)	(1.20)	(0.76)	(0.27)
11/30/2014	20.98	0.59	0.36	0.95	(0.51)	—
11/30/2013	20.04	0.62	0.92	1.54	(0.56)	(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
Administrative Class
3/31/2016+	$19.06	$0.30	$0.41	$0.71	$(0.58)	$—
12/1/2014 - 9/30/2015#	21.28	1.21	(2.47)	(1.26)	(0.69)	(0.27)
11/30/2014	20.87	0.50	0.38	0.88	(0.47)	—
11/30/2013	19.96	0.26	1.21	1.47	(0.52)	(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

224	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.53)	$19.00	3.69%	$14,081	0.46	%(d)	0.60	%(d)	2.94	%(d)	73%
(0.96)	18.84	(6.16)	22,695	0.42	(d)(e)	0.62	(d)(e)	3.01	(d)(e)	147
(0.47)	21.05	4.26	25,487	0.39		0.60		2.28		93
(0.58)	20.66	7.48	10,080	0.35		0.60		2.58		79
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33

$(0.42)	$18.90	3.31%	$618	1.21	%(d)	1.35	%(d)	2.35	%(d)	73%
(0.77)	18.70	(6.72)	608	1.17	(d)(e)	1.37	(d)(e)	2.19	(d)(e)	147
(0.28)	20.83	3.43	680	1.14		1.35		1.59		93
(0.39)	20.42	6.63	736	1.10		1.35		1.77		79
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33

$(0.54)	$19.01	3.49%	$2,088	0.81	%(d)	0.85	%(d)	2.89	%(d)	73%
(0.88)	18.89	(6.38)	1,445	0.77	(d)(e)	0.87	(d)(e)	2.49	(d)(e)	147
(0.36)	21.07	3.85	1,420	0.74		0.85		1.94		93
(0.57)	20.65	7.09	1,199	0.70		0.85		2.28		79
(1.81)	19.85	10.23	1,103	0.64		0.85		0.95		47
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33

$(0.63)	$19.24	3.82%	$29,835	0.16	%(d)	0.20	%(d)	3.39	%(d)	73%
(1.01)	19.14	(5.91)	28,597	0.12	(d)(e)	0.22	(d)(e)	2.80	(d)(e)	147
(0.50)	21.37	4.58	17,741	0.09		0.20		2.42		93
(0.60)	20.93	7.77	7,748	0.05		0.20		2.54		79
(1.91)	20.02	10.97	5,103	—	(f)	0.20		2.06		47
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33

$(0.65)	$19.28	3.87%	$14,789	0.06	%(d)	0.10	%(d)	3.45	%(d)	73%
(1.03)	19.19	(5.81)	12,883	0.02	(d)(e)	0.12	(d)(e)	3.19	(d)(e)	147
(0.51)	21.42	4.63	8,752	—	(f)	0.10		2.79		93
(0.60)	20.98	7.87	10,854	—	(f)	0.12		3.05		79
(1.92)	20.04	11.07	9,182	—	(f)	0.15		3.14		47
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33

$(0.58)	$19.19	3.74%	$2,011	0.41	%(d)	0.45	%(d)	3.13	%(d)	73%
(0.96)	19.06	(6.11)	1,817	0.36	(d)(e)	0.46	(d)(e)	7.07	(d)(e)	147
(0.47)	21.28	4.29	9,586	0.34		0.45		2.37		93
(0.56)	20.87	7.55	8,939	0.30		0.45		1.29		79
(1.87)	19.96	10.60	16	0.24		0.45		2.95		47
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	225

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
3/31/2016+	$16.52	$0.20	$0.41	$0.61	$(0.43)	$—
12/1/2014 - 9/30/2015#	18.49	0.43	(1.58)	(1.15)	(0.61)	(0.21)
11/30/2014	18.09	0.41	0.39	0.80	(0.40)	—
11/30/2013	16.94	0.43	1.20	1.63	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
3/31/2016+	$16.48	$0.17	$0.41	$0.58	$(0.39)	$—
12/1/2014 - 9/30/2015#	18.43	0.30	(1.50)	(1.20)	(0.54)	(0.21)
11/30/2014	18.00	0.35	0.38	0.73	(0.30)	—
11/30/2013	16.89	0.41	1.15	1.56	(0.39)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
3/31/2016+	$16.67	$0.23	$0.41	$0.64	$(0.51)	$—
12/1/2014 - 9/30/2015#	18.65	0.38	(1.50)	(1.12)	(0.65)	(0.21)
11/30/2014	18.20	0.43	0.43	0.86	(0.41)	—
11/30/2013	16.99	0.49	1.20	1.69	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
3/31/2016+	$16.70	$0.24	$0.41	$0.65	$(0.52)	$—
12/1/2014 - 9/30/2015#	18.68	0.48	(1.58)	(1.10)	(0.67)	(0.21)
11/30/2014	18.23	0.49	0.38	0.87	(0.42)	—
11/30/2013	17.00	0.54	1.17	1.71	(0.42)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
3/31/2016+	$16.60	$0.21	$0.41	$0.62	$(0.45)	$—
12/1/2014 - 9/30/2015#	18.58	1.63	(2.79)	(1.16)	(0.61)	(0.21)
11/30/2014	18.15	0.43	0.39	0.82	(0.39)	—
11/30/2013	16.94	0.22	1.43	1.65	(0.38)	(0.06)
12/19/2011* - 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Less than 0.01%.
(g)	See Note 6 in the Notes to Financial Statements.

226	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.43)	$16.70	3.68%	$12,911	0.48	%(d)	0.60	%(d)	2.33	%(d)	63%
(0.82)	16.52	(6.46)	19,205	0.41	(d)(e)	0.61	(d)(e)	2.93	(d)(e)	138
(0.40)	18.49	4.49	20,351	0.39		0.60		2.27		90
(0.48)	18.09	9.83	6,939	0.35		0.60		2.48		67
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.39)	$16.67	3.55%	$1,593	0.83	%(d)	0.85	%(d)	2.10	%(d)	63%
(0.75)	16.48	(6.76)	1,600	0.76	(d)(e)	0.87	(d)(e)	2.07	(d)(e)	138
(0.30)	18.43	4.14	1,089	0.74		0.85		1.93		90
(0.45)	18.00	9.46	961	0.70		0.85		2.38		67
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.51)	$16.80	3.83%	$27,330	0.18	%(d)	0.20	%(d)	2.81	%(d)	63%
(0.86)	16.67	(6.23)	26,729	0.11	(d)(e)	0.21	(d)(e)	2.58	(d)(e)	138
(0.41)	18.65	4.84	14,105	0.09		0.20		2.32		90
(0.48)	18.20	10.19	5,333	0.05		0.20		2.83		67
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(0.52)	$16.83	3.93%	$7,384	0.08	%(d)	0.10	%(d)	2.87	%(d)	63%
(0.88)	16.70	(6.15)	6,172	—	(d)(e)(f)	0.12	(d)(e)	3.22	(d)(e)	138
(0.42)	18.68	4.89	6,587	—	(g)	0.10		2.66		90
(0.48)	18.23	10.24	5,850	—	(g)	0.12		3.10		67
(0.18)	17.00	14.65	5,132	—	(d)(g)	0.15	(d)	3.00	(d)	38

$(0.45)	$16.77	3.74%	$755	0.43	%(d)	0.45	%(d)	2.56	%(d)	63%
(0.82)	16.60	(6.50)	719	0.35	(d)(e)	0.46	(d)(e)	10.75	(d)(e)	138
(0.39)	18.58	4.60	11,550	0.34		0.45		2.33		90
(0.44)	18.15	9.95	10,427	0.30		0.45		1.29		67
(0.17)	16.94	14.23	12	0.25(d	)	0.45	(d)	2.76	(d)	38

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	227

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
3/31/2016+	$19.04	$0.21	$0.54	$0.75	$(0.38)	$(0.03)
12/1/2014 - 9/30/2015#	21.91	0.49	(1.94)	(1.45)	(0.83)	(0.59)
11/30/2014	21.45	0.48	0.50	0.98	(0.51)	(0.01)
11/30/2013	19.71	0.49	1.82	2.31	(0.53)	(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
Class C
3/31/2016+	$18.94	$0.19	$0.48	$0.67	$(0.28)	$(0.03)
12/1/2014 - 9/30/2015#	21.68	0.38	(1.94)	(1.56)	(0.59)	(0.59)
11/30/2014	21.21	0.33	0.48	0.81	(0.33)	(0.01)
11/30/2013	19.53	0.34	1.80	2.14	(0.42)	(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
Class R
3/31/2016+	$18.97	$0.20	$0.51	$0.71	$(0.38)	$(0.03)
12/1/2014 - 9/30/2015#	21.80	0.42	(1.91)	(1.49)	(0.75)	(0.59)
11/30/2014	21.31	0.41	0.49	0.90	(0.40)	(0.01)
11/30/2013	19.63	0.44	1.80	2.24	(0.52)	(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
Class P
3/31/2016+	$19.26	$0.27	$0.53	$0.80	$(0.50)	$(0.03)
12/1/2014 - 9/30/2015#	22.15	0.46	(1.87)	(1.41)	(0.89)	(0.59)
11/30/2014	21.63	0.50	0.56	1.06	(0.53)	(0.01)
11/30/2013	19.82	0.49	1.90	2.39	(0.54)	(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
Class R6
3/31/2016+	$19.30	$0.27	$0.54	$0.81	$(0.51)	$(0.03)
12/1/2014 - 9/30/2015#	22.19	0.53	(1.92)	(1.39)	(0.91)	(0.59)
11/30/2014	21.66	0.61	0.47	1.08	(0.54)	(0.01)
11/30/2013	19.83	0.60	1.81	2.41	(0.54)	(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
Administrative Class
3/31/2016+	$19.14	$0.25	$0.52	$0.77	$(0.45)	$(0.03)
12/1/2014 - 9/30/2015#	22.02	1.71	(3.16)	(1.45)	(0.84)	(0.59)
11/30/2014	21.53	0.50	0.49	0.99	(0.49)	(0.01)
11/30/2013	19.75	0.26	2.07	2.33	(0.51)	(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

228	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.41)	$19.38	3.93%	$7,681	0.47	%(d)	0.60	%(d)	2.18	%(d)	71%
(1.42)	19.04	(6.99)	13,551	0.37	(d)(e)	0.60	(d)(e)	2.87	(d)(e)	143
(0.52)	21.91	4.65	16,631	0.38		0.60		2.22		84
(0.57)	21.45	12.11	5,513	0.35		0.60		2.40		61
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44

$(0.31)	$19.30	3.51%	$136	1.22	%(d)	1.36	%(d)	1.98	%(d)	71%
(1.18)	18.94	(7.54)	202	1.12	(d)(e)	1.35	(d)(e)	2.22	(d)(e)	143
(0.34)	21.68	3.90	269	1.13		1.35		1.51		84
(0.46)	21.21	11.20	317	1.10		1.35		1.66		61
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44

$(0.41)	$19.27	3.72%	$1,472	0.82	%(d)	0.86	%(d)	2.13	%(d)	71%
(1.34)	18.97	(7.22)	1,272	0.72	(d)(e)	0.85	(d)(e)	2.48	(d)(e)	143
(0.41)	21.80	4.31	1,343	0.73		0.85		1.88		84
(0.56)	21.31	11.70	1,167	0.70		0.85		2.15		61
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44

$(0.53)	$19.53	4.12%	$17,909	0.17	%(d)	0.21	%(d)	2.79	%(d)	71%
(1.48)	19.26	(6.76)	16,997	0.07	(d)(e)	0.20	(d)(e)	2.67	(d)(e)	143
(0.54)	22.15	4.99	11,734	0.08		0.20		2.27		84
(0.58)	21.63	12.42	4,704	0.05		0.20		2.37		61
(2.45)	19.82	10.99	2,343	—	(f)	0.20		2.00		45
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44

$(0.54)	$19.57	4.19%	$14,447	0.07	%(d)	0.11	%(d)	2.85	%(d)	71%
(1.50)	19.30	(6.67)	12,053	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	143
(0.55)	22.19	5.09	8,071	—	(f)	0.10		2.78		84
(0.58)	21.66	12.51	9,939	—	(f)	0.12		2.93		61
(2.47)	19.83	11.04	7,782	—	(f)	0.15		2.95		45
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44

$(0.48)	$19.43	3.99%	$519	0.42	%(d)	0.46	%(d)	2.56	%(d)	71%
(1.43)	19.14	(7.00)	488	0.32	(d)(e)	0.45	(d)(e)	9.63	(d)(e)	143
(0.50)	22.02	4.72	5,278	0.33		0.45		2.31		84
(0.55)	21.53	12.13	5,054	0.30		0.45		1.27		61
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	229

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
3/31/2016+	$16.71	$0.17	$0.50	$0.67	$(0.34)	$(0.04)
12/1/2014 - 9/30/2015#	19.09	0.41	(1.75)	(1.34)	(0.70)	(0.34)
11/30/2014	18.67	0.41	0.49	0.90	(0.45)	(0.03)
11/30/2013	17.02	0.41	1.79	2.20	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
3/31/2016+	$16.65	$0.16	$0.48	$0.64	$(0.32)	$(0.04)
12/1/2014 - 9/30/2015#	19.01	0.36	(1.74)	(1.38)	(0.64)	(0.34)
11/30/2014	18.57	0.34	0.49	0.83	(0.36)	(0.03)
11/30/2013	16.96	0.38	1.75	2.13	(0.43)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
3/31/2016+	$16.84	$0.22	$0.50	$0.72	$(0.43)	$(0.04)
12/1/2014 - 9/30/2015#	19.24	0.43	(1.74)	(1.31)	(0.75)	(0.34)
11/30/2014	18.77	0.40	0.57	0.97	(0.47)	(0.03)
11/30/2013	17.06	0.47	1.79	2.26	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
3/31/2016+	$16.89	$0.21	$0.51	$0.72	$(0.44)	$(0.04)
12/1/2014 - 9/30/2015#	19.28	0.65	(1.94)	(1.29)	(0.76)	(0.34)
11/30/2014	18.80	0.49	0.49	0.98	(0.47)	(0.03)
11/30/2013	17.07	0.52	1.76	2.28	(0.46)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
3/31/2016+	$16.76	$0.20	$0.49	$0.69	$(0.39)	$(0.04)
12/1/2014 - 9/30/2015#	19.15	1.22	(2.56)	(1.34)	(0.71)	(0.34)
11/30/2014	18.71	0.42	0.49	0.91	(0.44)	(0.03)
11/30/2013	17.01	0.22	1.99	2.21	(0.42)	(0.09)
12/19/2011* - 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

230	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.38)	$17.00	4.00%	$6,589	0.46	%(d)	0.60	%(d)	2.02	%(d)	71%
(1.04)	16.71	(7.35)	10,022	0.37	(d)(e)	0.61	(d)(e)	2.74	(d)(e)	149
(0.48)	19.09	4.89	10,080	0.37		0.60		2.17		69
(0.55)	18.67	13.33	4,313	0.33		0.60		2.31		51
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.36)	$16.93	3.82%	$546	0.81	%(d)	0.85	%(d)	1.96	%(d)	71%
(0.98)	16.65	(7.59)	464	0.72	(d)(e)	0.86	(d)(e)	2.38	(d)(e)	149
(0.39)	19.01	4.52	449	0.72		0.85		1.82		69
(0.52)	18.57	12.94	356	0.68		0.85		2.17		51
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(0.47)	$17.09	4.24%	$11,076	0.16	%(d)	0.20	%(d)	2.66	%(d)	71%
(1.09)	16.84	(7.15)	10,650	0.07	(d)(e)	0.21	(d)(e)	2.88	(d)(e)	149
(0.50)	19.24	5.26	8,793	0.07		0.20		2.10		69
(0.55)	18.77	13.68	2,286	0.03		0.20		2.63		51
(0.22)	17.06	15.37	1,584	—	(d)(f)	0.20	(d)	2.46	(d)	38

$(0.48)	$17.13	4.24%	$6,536	0.06	%(d)	0.10	%(d)	2.50	%(d)	71%
(1.10)	16.89	(7.02)	3,563	—	(d)(e)(f)	0.10	(d)(e)	4.23	(d)(e)	149
(0.50)	19.28	5.33	5,477	—	(f)	0.10		2.55		69
(0.55)	18.80	13.80	4,587	—	(f)	0.12		2.91		51
(0.22)	17.07	15.44	3,733	—	(d)(f)	0.15	(d)	3.23	(d)	38

$(0.43)	$17.02	4.07%	$366	0.41	%(d)	0.45	%(d)	2.40	%(d)	71%
(1.05)	16.76	(7.37)	346	0.32	(d)(e)	0.46	(d)(e)	7.95	(d)(e)	149
(0.47)	19.15	4.95	1,763	0.32		0.45		2.24		69
(0.51)	18.71	13.40	1,542	0.28		0.45		1.23		51
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	231

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
3/31/2016+	$18.72	$0.16	$0.63	$0.79	$(0.23)	$(0.37)
12/1/2014 - 9/30/2015#	21.87	0.44	(2.04)	(1.60)	(0.87)	(0.68)
11/30/2014	21.55	0.44	0.58	1.02	(0.57)	(0.13)
11/30/2013	19.48	0.42	2.32	2.74	(0.60)	(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
Class C
3/31/2016+	$18.52	$0.15	$0.56	$0.71	$(0.17)	$(0.37)
12/1/2014 - 9/30/2015#	21.62	0.31	(2.03)	(1.72)	(0.70)	(0.68)
11/30/2014	21.34	0.30	0.55	0.85	(0.44)	(0.13)
11/30/2013	19.25	0.30	2.27	2.57	(0.41)	(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
Class R
3/31/2016+	$18.68	$0.18	$0.58	$0.76	$(0.23)	$(0.37)
12/1/2014 - 9/30/2015#	21.80	0.37	(2.03)	(1.66)	(0.78)	(0.68)
11/30/2014	21.46	0.39	0.53	0.92	(0.45)	(0.13)
11/30/2013	19.47	0.37	2.29	2.66	(0.60)	(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
Class P
3/31/2016+	$18.97	$0.24	$0.59	$0.83	$(0.36)	$(0.37)
12/1/2014 - 9/30/2015#	22.14	0.47	(2.04)	(1.57)	(0.92)	(0.68)
11/30/2014	21.77	0.45	0.64	1.09	(0.59)	(0.13)
11/30/2013	19.64	0.48	2.35	2.83	(0.63)	(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
Class R6
3/31/2016+	$19.03	$0.25	$0.58	$0.83	$(0.36)	$(0.37)
12/1/2014 - 9/30/2015#	22.20	0.57	(2.13)	(1.56)	(0.93)	(0.68)
11/30/2014	21.80	0.57	0.55	1.12	(0.59)	(0.13)
11/30/2013	19.66	0.55	2.29	2.84	(0.63)	(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
Administrative Class
3/31/2016+	$18.87	$0.22	$0.58	$0.80	$(0.31)	$(0.37)
12/1/2014 - 9/30/2015#	22.03	0.80	(2.42)	(1.62)	(0.86)	(0.68)
11/30/2014	21.69	0.49	0.54	1.03	(0.56)	(0.13)
11/30/2013	19.58	0.22	2.55	2.77	(0.59)	(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

232	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.60)	$18.91	4.19%	$2,383	0.46	%(d)	0.60	%(d)	1.69	%(d)	59%
(1.55)	18.72	(7.79)	4,863	0.34	(d)(e)	0.61	(d)(e)	2.62	(d)(e)	147
(0.70)	21.87	4.85	4,772	0.35		0.60		2.02		78
(0.67)	21.55	14.50	1,014	0.30		0.60		2.08		54
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37

$(0.54)	$18.69	3.79%	$130	1.21	%(d)	1.35	%(d)	1.64	%(d)	59%
(1.38)	18.52	(8.40)	148	1.09	(d)(e)	1.36	(d)(e)	1.83	(d)(e)	147
(0.57)	21.62	4.08	138	1.10		1.35		1.38		78
(0.48)	21.34	13.64	119	1.05		1.35		1.48		54
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37

$(0.60)	$18.84	4.05%	$672	0.81	%(d)	0.85	%(d)	1.90	%(d)	59%
(1.46)	18.68	(8.07)	608	0.69	(d)(e)	0.86	(d)(e)	2.20	(d)(e)	147
(0.58)	21.80	4.41	584	0.70		0.85		1.79		78
(0.67)	21.46	14.11	497	0.65		0.85		1.85		54
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37

$(0.73)	$19.07	4.33%	$8,578	0.16	%(d)	0.20	%(d)	2.55	%(d)	59%
(1.60)	18.97	(7.55)	7,750	0.04	(d)(e)	0.21	(d)(e)	2.74	(d)(e)	147
(0.72)	22.14	5.13	5,234	0.05		0.20		2.06		78
(0.70)	21.77	14.90	1,397	—		0.20		2.34		54
(2.57)	19.64	11.00	762	—	(f)	0.20		1.98		47
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37

$(0.73)	$19.13	4.36%	$9,628	0.06	%(d)	0.10	%(d)	2.67	%(d)	59%
(1.61)	19.03	(7.49)	8,110	—	(d)(e)(f)	0.10	(d)(e)	3.31	(d)(e)	147
(0.72)	22.20	5.27	9,227	—	(f)	0.10		2.58		78
(0.70)	21.80	14.94	8,935	—	(f)	0.12		2.68		54
(2.60)	19.66	11.06	6,431	—	(f)	0.15		3.03		47
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37

$(0.68)	$18.99	4.22%	$636	0.41	%(d)	0.45	%(d)	2.33	%(d)	59%
(1.54)	18.87	(7.80)	605	0.29	(d)(e)	0.46	(d)(e)	4.66	(d)(e)	147
(0.69)	22.03	4.87	1,245	0.30		0.45		2.25		78
(0.66)	21.69	14.66	1,194	0.25		0.45		1.07		54
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	233

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
3/31/2016+	$16.02	$0.15	$0.53	$0.68	$(0.28)	$(0.23)
12/1/2014 - 9/30/2015#	18.70	0.33	(1.69)	(1.36)	(0.76)	(0.56)
11/30/2014	18.51	0.39	0.50	0.89	(0.49)	(0.21)
11/30/2013	17.02	0.26	2.11	2.37	(0.59)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
3/31/2016+	$15.97	$0.14	$0.49	$0.63	$(0.25)	$(0.23)
12/1/2014 - 9/30/2015#	18.63	0.26	(1.66)	(1.40)	(0.70)	(0.56)
11/30/2014	18.42	0.30	0.53	0.83	(0.41)	(0.21)
11/30/2013	16.97	0.30	2.00	2.30	(0.56)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
3/31/2016+	$16.17	$0.19	$0.51	$0.70	$(0.34)	$(0.23)
12/1/2014 - 9/30/2015#	18.85	0.35	(1.68)	(1.33)	(0.79)	(0.56)
11/30/2014	18.61	0.38	0.57	0.95	(0.50)	(0.21)
11/30/2013	17.08	0.34	2.09	2.43	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
3/31/2016+	$16.22	$0.22	$0.50	$0.72	$(0.35)	$(0.23)
12/1/2014 - 9/30/2015#	18.90	0.46	(1.78)	(1.32)	(0.80)	(0.56)
11/30/2014	18.64	0.47	0.50	0.97	(0.50)	(0.21)
11/30/2013	17.09	0.49	1.96	2.45	(0.61)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
3/31/2016+	$16.08	$0.18	$0.50	$0.68	$(0.31)	$(0.23)
12/1/2014 - 9/30/2015#	18.76	0.62	(1.98)	(1.36)	(0.76)	(0.56)
11/30/2014	18.55	0.38	0.52	0.90	(0.48)	(0.21)
11/30/2013	17.03	0.22	2.16	2.38	(0.57)	(0.29)
12/19/2011* - 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

234	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.51)	$16.19	4.22%	$1,093	0.46	%(d)	0.60	%(d)	1.90	%(d)	74%
(1.32)	16.02	(7.75)	1,399	0.34	(d)(e)	0.60	(d)(e)	2.26	(d)(e)	153
(0.70)	18.70	4.96	1,089	0.35		0.60		2.11		74
(0.88)	18.51	14.59	135	0.30		0.60		1.52		41
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(0.48)	$16.12	3.93%	$277	0.81	%(d)	0.85	%(d)	1.74	%(d)	74%
(1.26)	15.97	(7.98)	217	0.69	(d)(e)	0.85	(d)(e)	1.78	(d)(e)	153
(0.62)	18.63	4.61	144	0.70		0.85		1.61		74
(0.85)	18.42	14.22	72	0.65		0.85		1.75		41
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(0.57)	$16.30	4.32%	$2,306	0.16	%(d)	0.20	%(d)	2.39	%(d)	74%
(1.35)	16.17	(7.51)	1,762	0.04	(d)(e)	0.20	(d)(e)	2.42	(d)(e)	153
(0.71)	18.85	5.27	1,362	0.05		0.20		2.04		74
(0.90)	18.61	14.88	240	—		0.20		1.96		41
(0.22)	17.08	15.52	59	—	(d)(f)	0.20	(d)	2.77	(d)	31

$(0.58)	$16.36	4.40%	$2,329	0.06	%(d)	0.10	%(d)	2.66	%(d)	74%
(1.36)	16.22	(7.45)	2,591	—	(d)(e)(f)	0.10	(d)(e)	3.09	(d)(e)	153
(0.71)	18.90	5.37	4,934	—	(f)	0.10		2.52		74
(0.90)	18.64	15.06	4,388	—	(f)	0.12		2.77		41
(0.22)	17.09	15.52	3,509	—	(d)(f)	0.15	(d)	3.21	(d)	31

$(0.54)	$16.22	4.18%	$250	0.41	%(d)	0.45	%(d)	2.19	%(d)	74%
(1.32)	16.08	(7.75)	216	0.29	(d)(e)	0.45	(d)(e)	4.23	(d)(e)	153
(0.69)	18.76	5.00	357	0.30		0.45		2.06		74
(0.86)	18.55	14.67	221	0.25		0.45		1.22		41
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	235

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
3/31/2016+	$17.34	$0.46	$0.17	$0.63	$(0.55)	$(0.07)
12/1/2014 - 9/30/2015#	19.35	0.48	(1.32)	(0.84)	(0.67)	(0.50)
11/30/2014	18.96	0.42	0.31	0.73	(0.34)	—
11/30/2013	19.20	0.50	0.03	0.53	(0.66)	(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
Class C
3/31/2016+	$17.16	$0.41	$0.15	$0.56	$(0.39)	$(0.07)
12/1/2014 - 9/30/2015#	19.14	0.38	(1.33)	(0.95)	(0.53)	(0.50)
11/30/2014	18.76	0.27	0.31	0.58	(0.20)	—
11/30/2013	18.99	0.37	0.01	0.38	(0.50)	(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
Class R
3/31/2016+	$17.92	$0.45	$0.18	$0.63	$(0.50)	$(0.07)
12/1/2014 - 9/30/2015#	19.95	0.44	(1.36)	(0.92)	(0.61)	(0.50)
11/30/2014	19.53	0.36	0.33	0.69	(0.27)	—
11/30/2013	19.74	0.46	0.01	0.47	(0.57)	(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
Class P
3/31/2016+	$17.58	$0.50	$0.16	$0.66	$(0.64)	$(0.07)
12/1/2014 - 9/30/2015#	19.61	0.51	(1.31)	(0.80)	(0.73)	(0.50)
11/30/2014	19.20	0.47	0.34	0.81	(0.40)	—
11/30/2013	19.44	0.46	0.13	0.59	(0.72)	(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
Class R6
3/31/2016+	$17.21	$0.49	$0.16	$0.65	$(0.66)	$(0.07)
12/1/2014 - 9/30/2015#	19.23	0.56	(1.33)	(0.77)	(0.75)	(0.50)
11/30/2014	18.83	0.49	0.33	0.82	(0.42)	—
11/30/2013	19.08	0.56	0.03	0.59	(0.73)	(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
Administrative Class
3/31/2016+	$17.60	$0.48	$0.16	$0.64	$(0.46)	$(0.07)
12/1/2014 - 9/30/2015#	19.56	1.70	(2.55)	(0.85)	(0.61)	(0.50)
11/30/2014	19.15	0.43	0.33	0.76	(0.35)	—
11/30/2013	19.41	0.22	0.32	0.54	(0.69)	(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.

236	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$—	$(0.62)	$17.35	3.66%	$6,391	0.39	%(d)	0.60	%(d)	5.27	%(d)	76%
—	(1.17)	17.34	(4.53)	6,006	0.44	(d)(e)	0.62	(d)(e)	3.15	(d)(e)	179
—	(0.34)	19.35	3.88	6,324	0.40		0.60		2.18		101
(0.03)	(0.77)	18.96	2.78	4,326	0.39		0.60		2.64		81
—	(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51
—	(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74
—	(0.81)	18.52	8.86	595	0.52		5.29		2.65		22

$—	$(0.46)	$17.26	3.32%	$2,890	1.14	%(d)	1.35	%(d)	4.75	%(d)	76%
—	(1.03)	17.16	(5.16)	2,988	1.19	(d)(e)	1.37	(d)(e)	2.49	(d)(e)	179
—	(0.20)	19.14	3.12	3,984	1.15		1.35		1.42		101
(0.03)	(0.61)	18.76	2.03	4,359	1.14		1.35		1.99		81
—	(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51
—	(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74
—	(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22

$—	$(0.57)	$17.98	3.54%	$236	0.74	%(d)	0.85	%(d)	5.01	%(d)	76%
—	(1.11)	17.92	(4.83)	238	0.79	(d)(e)	0.87	(d)(e)	2.78	(d)(e)	179
—	(0.27)	19.95	3.55	215	0.75		0.85		1.80		101
(0.03)	(0.68)	19.53	2.46	152	0.74		0.85		2.36		81
—	(0.72)	19.74	9.28	183	0.75		0.85		1.29		51
—	(0.54)	18.77	3.18	17	0.76		4.59		2.82		74
—	(0.63)	18.73	8.61	15	0.77		5.62		2.70		22

$—	$(0.71)	$17.53	3.81%	$5,658	0.09	%(d)	0.20	%(d)	5.71	%(d)	76%
—	(1.23)	17.58	(4.31)	5,450	0.14	(d)(e)	0.22	(d)(e)	3.31	(d)(e)	179
—	(0.40)	19.61	4.23	6,349	0.11		0.21		2.39		101
(0.03)	(0.83)	19.20	3.12	4,427	0.09	(f)	0.20		2.42		81
—	(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51
—	(0.58)	18.49	3.69	14	0.26		4.47		3.38		74
—	(1.00)	18.41	9.13	13	0.32		5.13		3.20		22

$—	$(0.73)	$17.13	3.86%	$8,797	—	%(d)(f)	0.10	%(d)	5.67	%(d)	76%
—	(1.25)	17.21	(4.23)	8,058	0.0	4(d)(e)	0.12	(d)(e)	3.69	(d)(e)	179
—	(0.42)	19.23	4.36	9,496	—	(f)(g)	0.10		2.56		101
(0.03)	(0.84)	18.83	3.23	9,487	—	(f)	0.12		2.96		81
—	(0.85)	19.08	10.11	11,294	—		0.15		2.64		51
—	(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74
—	(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22

$—	$(0.53)	$17.71	3.69%	$29	0.34	%(d)	0.45	%(d)	5.46	%(d)	76%
—	(1.11)	17.60	(4.53)	24	0.37	(d)(e)	0.45	(d)(e)	10.47	(d)(e)	179
—	(0.35)	19.56	3.97	2,001	0.35		0.45		2.20		101
(0.03)	(0.80)	19.15	2.92	2,461	0.34		0.45		1.16		81
—	(0.80)	19.41	9.71	15	0.35		0.45		2.59		51
—	(0.56)	18.46	3.49	14	0.44		4.65		3.21		74
—	(0.96)	18.40	8.94	13	0.47		5.28		3.05		22

(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.
(g)	Less than $0.01 per share.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	237

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Allocation:
Class A
3/31/2016+	$10.98	$0.09	$0.26	$0.35	$(0.05)	$(0.40)
12/1/2014 - 9/30/2015#	12.18	0.25	(0.89)	(0.64)	(0.42)	(0.14)
11/30/2014	11.90	0.30	0.25	0.55	(0.27)	—
11/30/2013	11.07	0.31	0.95	1.26	(0.43)	—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—
Class C
3/31/2016+	$11.13	$0.05	$0.26	$0.31	$(0.03)	$(0.40)
12/1/2014 - 9/30/2015#	12.33	0.18	(0.91)	(0.73)	(0.33)	(0.14)
11/30/2014	12.04	0.22	0.24	0.46	(0.17)	—
11/30/2013	11.19	0.23	0.96	1.19	(0.34)	—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—
Class R
3/31/2016+	$10.93	$0.08	$0.26	$0.34	$(0.05)	$(0.40)
12/1/2014 - 9/30/2015#	12.13	0.22	(0.88)	(0.66)	(0.40)	(0.14)
11/30/2014	11.84	0.28	0.26	0.54	(0.25)	—
11/30/2013	11.02	0.28	0.95	1.23	(0.41)	—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—
Class P
3/31/2016+	$10.98	$0.11	$0.25	$0.36	$(0.06)	$(0.40)
12/1/2014 - 9/30/2015#	12.19	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.90	0.32	0.26	0.58	(0.29)	—
11/30/2013	11.07	0.32	0.96	1.28	(0.45)	—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—
Institutional Class
3/31/2016+	$10.86	$0.10	$0.26	$0.36	$(0.06)	$(0.40)
12/1/2014 - 9/30/2015#	12.07	0.25	(0.87)	(0.62)	(0.45)	(0.14)
11/30/2014	11.78	0.32	0.27	0.59	(0.30)	—
11/30/2013	10.97	0.32	0.95	1.27	(0.46)	—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—
Class R6
3/31/2016+	$10.85	$0.08	$0.29	$0.37	$(0.07)	$(0.40)
9/8/2015* - 9/30/2015#	11.01	0.01	(0.13)	(0.12)	(0.04)	—
Administrative Class
3/31/2016+	$11.25	$0.09	$0.28	$0.37	$(0.05)	$(0.40)
12/1/2014 - 9/30/2015#	12.47	0.23	(0.89)	(0.66)	(0.42)	(0.14)
11/30/2014	12.17	0.30	0.27	0.57	(0.27)	—
11/30/2013	11.30	0.43	0.85	1.28	(0.41)	—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

238	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.45)	$10.88	3.23%	$89,305	0.62	%(d)	1.13	%(d)	1.59	%(d)	30%
(0.56)	10.98	(5.45)	88,132	0.55	(d)(e)	1.30	(d)(e)	2.52	(d)(e)	113
(0.27)	12.18	4.62	65,499	0.40		1.34		2.48		48
(0.43)	11.90	11.79	69,565	0.41		1.36		2.68		45
(0.32)	11.07	10.64	70,312	0.43		1.38		2.32		57
(0.39)	10.30	0.95	73,816	0.47		1.35		2.32		64
(0.37)	10.58	11.56	72,415	0.51		1.42		2.58		46

$(0.43)	$11.01	2.83%	$50,335	1.38	%(d)	1.90	%(d)	0.85	%(d)	30%
(0.47)	11.13	(6.07)	51,322	1.29	(d)(e)	2.04	(d)(e)	1.78	(d)(e)	113
(0.17)	12.33	3.88	62,275	1.13		2.08		1.78		48
(0.34)	12.04	10.81	68,756	1.14		2.10		1.98		45
(0.24)	11.19	9.90	71,375	1.18		2.11		1.59		57
(0.30)	10.41	0.15	78,367	1.22		2.09		1.64		64
(0.24)	10.69	10.65	87,546	1.26		2.16		1.93		46

$(0.45)	$10.82	3.11%	$17	0.81	%(d)	1.33	%(d)	1.40	%(d)	30%
(0.54)	10.93	(5.61)	16	0.72	(d)(e)	1.50	(d)(e)	2.23	(d)(e)	113
(0.25)	12.13	4.57	17	0.56		1.53		2.32		48
(0.41)	11.84	11.44	17	0.59		1.54		2.42		45
(0.29)	11.02	10.44	15	0.67		1.56		2.02		57
(0.36)	10.26	0.73	14	0.72		1.59		2.11		64
(0.35)	10.54	11.30	13	0.76		1.64		2.38		46

$(0.46)	$10.88	3.33%	$2,313	0.32	%(d)	0.83	%(d)	2.04	%(d)	30%
(0.59)	10.98	(5.30)	2,069	0.33	(d)(e)	1.06	(d)(e)	2.52	(d)(e)	113
(0.29)	12.19	4.96	2,139	0.16		1.12		2.68		48
(0.45)	11.90	11.92	1,960	0.19		1.13		2.81		45
(0.31)	11.07	10.91	1,340	0.25		1.37		2.75		57
(0.41)	10.28	1.13	1,996	0.27		1.22		2.52		64
(0.40)	10.56	11.77	6,433	0.31		1.39		2.54		46

$(0.46)	$10.76	3.35%	$78,858	0.40	%(d)	0.92	%(d)	1.78	%(d)	30%
(0.59)	10.86	(5.34)	74,024	0.32	(d)(e)	1.07	(d)(e)	2.58	(d)(e)	113
(0.30)	12.07	5.01	74,957	0.16		1.11		2.69		48
(0.46)	11.78	11.90	68,675	0.16		1.11		2.81		45
(0.34)	10.97	11.01	57,357	0.15		1.14		2.47		57
(0.41)	10.21	1.31	47,916	0.16		1.12		2.50		64
(0.41)	10.48	11.88	37,093	0.21		1.15		2.91		46

$(0.47)	$10.75	3.41%	$281,687	0.30	%(d)	0.82	%(d)	1.42	%(d)	30%
(0.04)	10.85	(1.14)	91,912	0.30	(d)(e)	1.31	(d)(e)	2.07	(d)(e)	113

$(0.45)	$11.17	3.35%	$28	0.58	%(d)	1.08	%(d)	1.63	%(d)	30%
(0.56)	11.25	(5.50)	27	0.57	(d)(e)	1.23	(d)(e)	2.35	(d)(e)	113
(0.27)	12.47	4.68	33	0.41		1.27		2.45		48
(0.41)	12.17	11.59	24	0.41		1.48		3.73		45
(0.31)	11.30	10.70	1,653	0.40		1.42		2.35		57
(0.39)	10.51	1.05	1,649	0.41		1.36		1.19		64
(0.18)	10.78	11.62	14	0.46		1.37		2.68		46

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	239

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation:
Class A
3/31/2016+	$17.99	$0.19	$(0.01)	$0.18	$(0.22)	$(0.28)
12/1/2014 - 9/30/2015#	21.93	0.39	(1.43)	(1.04)	(0.81)	(2.09)
11/30/2014	24.70	0.44	0.31	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.42	3.07	3.49	(0.61)	(0.22)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
Class C
3/31/2016+	$17.63	$0.10	$0.02	$0.12	$— (f)	$(0.28)
12/1/2014 - 9/30/2015#	21.52	0.30	(1.45)	(1.15)	(0.65)	(2.09)
11/30/2014	24.28	0.25	0.32	0.57	(0.47)	(2.86)
11/30/2013	21.71	0.30	2.97	3.27	(0.48)	(0.22)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
Class R
3/31/2016+	$17.84	$0.15	$0.01	$0.16	$(0.12)	$(0.28)
12/1/2014 - 9/30/2015#	21.79	0.36	(1.45)	(1.09)	(0.77)	(2.09)
11/30/2014	24.62	0.40	0.30	0.70	(0.67)	(2.86)
11/30/2013	21.90	0.23	3.20	3.43	(0.49)	(0.22)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
Class P
3/31/2016+	$17.97	$0.19	$0.01	$0.20	$(0.20)	$(0.28)
12/1/2014 - 9/30/2015#	21.94	0.40	(1.42)	(1.02)	(0.86)	(2.09)
11/30/2014	24.71	0.46	0.33	0.79	(0.70)	(2.86)
11/30/2013	22.08	0.38	3.14	3.52	(0.67)	(0.22)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Less than $(0.01) per share.

240	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.50)	$17.67	0.98%	$5,369	0.76	%(d)	1.99	%(d)	2.16	%(d)	14%
(2.90)	17.99	(5.30)	1,324	0.63	(d)(e)	4.38	(d)(e)	2.46	(d)(e)	121
(3.52)	21.93	3.40	1,042	0.40		4.53		2.00		62
(0.83)	24.70	16.42	1,344	0.40		3.84		1.82		101
(0.90)	22.04	11.17	841	0.41		4.12		2.40		51
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85
(0.49)	22.03	13.08	815	0.54		5.64		2.29		66

$(0.28)	$17.47	0.67%	$1,226	1.49	%(d)	2.96	%(d)	1.13	%(d)	14%
(2.74)	17.63	(5.95)	1,194	1.37	(d)(e)	5.05	(d)(e)	1.90	(d)(e)	121
(3.33)	21.52	2.57	1,346	1.18		5.31		1.16		62
(0.70)	24.28	15.52	1,455	1.18		4.53		1.33		101
(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85
(0.46)	21.81	12.34	497	1.29		6.28		2.18		66

$(0.40)	$17.60	0.89%	$164	1.01	%(d)	2.57	%(d)	1.68	%(d)	14%
(2.86)	17.84	(5.55)	152	0.87	(d)(e)	4.80	(d)(e)	2.27	(d)(e)	121
(3.53)	21.79	3.17	145	0.63		4.99		1.79		62
(0.71)	24.62	16.13	111	0.63		4.28		1.00		101
(0.99)	21.90	10.89	38	0.65		4.16		1.87		51
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85
(0.45)	22.01	12.91	15	0.79		5.61		3.04		66

$(0.48)	$17.69	1.06%	$209	0.61	%(d)	1.92	%(d)	2.15	%(d)	14%
(2.95)	17.97	(5.19)	53	0.47	(d)(e)	4.07	(d)(e)	2.53	(d)(e)	121
(3.56)	21.94	3.57	43	0.23		4.40		2.06		62
(0.89)	24.71	16.62	41	0.23		3.76		1.65		101
(1.03)	22.08	11.35	17	0.23		3.67		2.32		51
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85
(0.49)	22.12	13.38	15	0.34		5.21		3.48		66

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	241

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Dynamic Allocation (cont’d)
Institutional Class
3/31/2016+	$18.02	$0.21	$(0.01)	$0.20	$(0.25)	$(0.28)
12/1/2014 - 9/30/2015#	22.00	0.36	(1.37)	(1.01)	(0.88)	(2.09)
11/30/2014	24.74	0.48	0.34	0.82	(0.70)	(2.86)
11/30/2013	22.10	0.56	2.99	3.55	(0.69)	(0.22)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
Class R6
2/1/2016* - 3/31/2016+	$17.30	$0.03	$0.36	$0.39	$—	$—
Administrative Class
3/31/2016+	$17.93	$0.17	$0.01	$0.18	$(0.14)	$(0.28)
12/1/2014 - 9/30/2015#	21.90	0.42	(1.46)	(1.04)	(0.84)	(2.09)
11/30/2014	24.67	0.42	0.33	0.75	(0.66)	(2.86)
11/30/2013	22.04	0.48	3.01	3.49	(0.64)	(0.22)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Less than $(0.01) per share.

242	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.53)	$17.69	1.09%	$29,583	0.51	%(d)	2.14	%(d)	2.37	%(d)	14%
(2.97)	18.02	(5.12)	4,714	0.39	(d)(e)	4.10	(d)(e)	2.27	(d)(e)	121
(3.56)	22.00	3.69	3,401	0.13		4.30		2.16		62
(0.91)	24.74	16.71	3,296	0.13		3.48		2.43		101
(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85
(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66

$—	$17.69	2.25%	$10	0.36	%(d)	1.51	%(d)	1.02	%(d)	14%

$(0.42)	$17.69	0.96%	$19	0.76	%(d)	2.17	%(d)	1.92	%(d)	14%
(2.93)	17.93	(5.29)	19	0.61	(d)(e)	4.29	(d)(e)	2.64	(d)(e)	121
(3.52)	21.90	3.38	26	0.38		4.55		1.90		62
(0.86)	24.67	16.48	20	0.38		3.79		2.09		101
(1.00)	22.04	11.20	17	0.38		3.82		2.17		51
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85
(0.47)	22.08	13.20	15	0.49		5.36		3.33		66

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	243

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Megatrends:
Class A
3/31/2016+	$13.84	$0.04	$0.32	$0.36	$(0.28)
2/2/2015* - 9/30/2015#	15.00	(0.02)	(1.14)	(1.16)	—
Class P
3/31/2016+	$13.86	$0.06	$0.32	$0.38	$(0.30)
2/2/2015* - 9/30/2015#	15.00	—	(1.14)	(1.14)	—
Institutional Class
3/31/2016+	$13.87	$0.06	$0.32	$0.38	$(0.30)
2/2/2015* - 9/30/2015#	15.00	0.01	(1.14)	(1.13)	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	See Note 6 in the Notes to Financial Statements.

244	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$13.92	2.54%	$11	0.13	%(c)(d)(e)	5.62	%(c)(d)(e)	0.53	%(c)(d)(e)	5%
13.84	(7.73)	9	0.15	(c)(d)(e)	6.65	(c)(d)(e)	(0.15	)(c)(d)(e)	—

$13.94	2.66%	$10	—	%(c)(d)(e)(f)	5.46	%(c)(d)(e)	0.86	%(c)(d)(e)	5%
13.86	(7.60)	27	—	(c)(d)(e)	6.86	(c)(d)(e)	—	(c)(d)(e)	—

$13.95	2.66%	$2,851	—	%(c)(d)(e)(f)	5.41	%(c)(d)(e)	0.83	%(c)(d)(e)	5%
13.87	(7.53)	2,776	—	(c)(d)(e)(f)	6.40	(c)(d)(e)	0.10	(c)(d)(e)	—

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	245

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles Emerging Markets Equity:
Class P
3/31/2016+	$12.75	$0.03	$0.66	$0.69	$(0.17)	$(0.26)
12/9/2014* - 9/30/2015#	15.00	0.34	(2.59)	(2.25)	— (f)	—
Institutional Class
3/31/2016+	$12.76	$0.04	$0.65	$0.69	$(0.19)	$(0.26)
12/9/2014* - 9/30/2015#	15.00	0.36	(2.60)	(2.24)	— (f)	—
Class R6
3/31/2016+	$12.77	$0.05	$0.65	$0.70	$(0.24)	$(0.26)
12/9/2014* - 9/30/2015#	15.00	0.37	(2.60)	(2.23)	— (f)	—
AllianzGI Best Styles Global Equity:
Class A
3/31/2016+	$14.60	$0.10	$0.52	$0.62	$(0.15)	$—
12/1/2014 - 9/30/2015#	16.57	0.52	(1.65)	(1.13)	(0.43)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.05	0.01	0.06	—	—
Class P
3/31/2016+	$14.68	$0.12	$0.52	$0.64	$(0.10)	$—
12/22/2014* - 9/30/2015#	15.68	0.27	(1.27)	(1.00)	— (f)	— (f)
Institutional Class
3/31/2016+	$14.63	$0.12	$0.53	$0.65	$(0.16)	$—
12/1/2014 - 9/30/2015#	16.58	0.28	(1.38)	(1.10)	(0.44)	(0.41)
9/2/2014* - 11/30/2014	16.51	0.06	0.01	0.07	—	—
Class R6
3/31/2016+	$14.70	$0.14	$0.51	$0.65	$(0.15)	$—
12/1/2014 - 9/30/2015#	16.58	0.31	(1.40)	(1.09)	(0.38)	(0.41)
12/2/2013* - 11/30/2014	15.00	0.38	1.20	1.58	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $(0.01) per share.

246	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.43)	$13.01	(e)	5.57	%(e)	$9	0.80	%(c)(d)	3.62	%(c)(d)	0.52	%(c)(d)	46%
— (f)	12.75		(14.98)		8	0.80	(c)(d)	5.81	(c)(d)	2.88	(c)(d)	29

$(0.45)	$13.00	(e)	5.65	%(e)	$9	0.70	%(c)(d)	3.62	%(c)(d)	0.70	%(c)(d)	46%
— (f)	12.76		(14.91)		9	0.70	(c)(d)	5.82	(c)(d)	2.98	(c)(d)	29

$(0.50)	$12.97	(e)	5.68	%(e)	$9,511	0.60	%(c)(d)	3.56	%(c)(d)	0.84	%(c)(d)	46%
— (f)	12.77		(14.84)		4,745	0.60	(c)(d)	5.79	(c)(d)	3.13	(c)(d)	29

$(0.15)	$15.07		4.28%		$35,659	0.75	%(c)	0.75	%(c)	1.37	%(c)	39%
(0.84)	14.60		(7.13)		32,383	0.75	(c)(d)	1.22	(c)(d)	4.64	(c)(d)	35
—	16.57		0.36		10	0.75	(c)	2.53	(c)	1.31	(c)	76

$(0.10)	$15.22		4.37%		$3,280	0.60	%(c)	0.63	%(c)	1.59	%(c)	39%
— (f)	14.68		(6.35)		4,069	0.61	(c)(d)	0.69	(c)(d)	2.20	(c)(d)	35

$(0.16)	$15.12		4.44%		$748	0.50	%(c)	0.50	%(c)	1.70	%(c)	39%
(0.85)	14.63		(6.92)		366	0.51	(c)(d)	0.68	(c)(d)	2.17	(c)(d)	35
—	16.58		0.42		10	0.50	(c)	2.27	(c)	1.56	(c)	76

$(0.15)	$15.20		4.43%		$534,727	0.40	%(c)	0.47	%(c)	1.91	%(c)	39%
(0.79)	14.70		(6.83)		250,203	0.40	(c)(d)	0.70	(c)(d)	2.39	(c)(d)	35
—	16.58		10.53		33,422	0.40	(c)	1.80	(c)	2.40	(c)	76

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	247

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Best Styles International Equity:
Class P
3/31/2016+	$13.83	$0.12	$0.18	$0.30	$(0.12)	$(0.13)
12/9/2014* - 9/30/2015#	15.00	0.37	(1.53)	(1.16)	(0.01)	—
Institutional Class
3/31/2016+	$13.84	$0.17	$0.13	$0.30	$(0.13)	$(0.13)
12/9/2014* - 9/30/2015#	15.00	0.38	(1.53)	(1.15)	(0.01)	—
Class R6
3/31/2016+	$13.85	$0.15	$0.17	$0.32	$(0.18)	$(0.13)
12/9/2014* - 9/30/2015#	15.00	0.40	(1.54)	(1.14)	(0.01)	—
AllianzGI Best Styles U.S. Equity:
Class P
3/31/2016+	$14.19	$0.12	$0.71	$0.83	$(0.22)	$(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.97)	(0.79)	(0.02)	—
Institutional Class
3/31/2016+	$14.20	$0.12	$0.73	$0.85	$(0.23)	$(0.05)
12/1/2014* - 9/30/2015#	15.00	0.18	(0.96)	(0.78)	(0.02)	—
Class R6
3/31/2016+	$14.21	$0.13	$0.73	$0.86	$(0.21)	$(0.05)
12/1/2014* - 9/30/2015#	15.00	0.20	(0.97)	(0.77)	(0.02)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

248	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.25)	$13.88	2.15%	$9	0.65	%(c)(d)	0.97	%(c)(d)	1.78	%(c)(d)	88%
(0.01)	13.83	(7.74)	9	0.65	(c)(d)	2.06	(c)(d)	2.99	(c)(d)	29

$(0.26)	$13.88	2.16%	$35	0.55	%(c)(d)	1.06	%(c)(d)	2.49	%(c)(d)	88%
(0.01)	13.84	(7.66)	9	0.55	(c)(d)	2.06	(c)(d)	3.09	(c)(d)	29

$(0.31)	$13.86	2.23%	$82,775	0.45	%(c)(d)	1.00	%(c)(d)	2.17	%(c)(d)	88%
(0.01)	13.85	(7.59)	56,210	0.45	(c)(d)	1.62	(c)(d)	3.31	(c)(d)	29

$(0.27)	$14.75	5.85%	$76	0.60	%(c)(d)	0.71	%(c)(d)	1.69	%(c)(d)	41%
(0.02)	14.19	(5.27)	25	0.60	(c)(d)	1.32	(c)(d)	1.40	(c)(d)	51

$(0.28)	$14.77	6.03%	$2,070	0.50	%(c)(d)	0.61	%(c)(d)	1.70	%(c)(d)	41%
(0.02)	14.20	(5.20)	1,771	0.50	(c)(d)	1.45	(c)(d)	1.51	(c)(d)	51

$(0.26)	$14.81	6.07%	$90,313	0.40	%(c)(d)	0.61	%(c)(d)	1.77	%(c)(d)	41%
(0.02)	14.21	(5.12)	86,456	0.40	(c)(d)	0.74	(c)(d)	1.63	(c)(d)	51

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	249

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI China Equity:
Class A
3/31/2016+	$15.29	$(0.11)	$0.03	$(0.08)	$(0.48)	$—
12/1/2014 - 9/30/2015#	17.31	0.68	(1.80)	(1.12)	(0.53)	(0.37)
11/30/2014	16.85	0.20	0.38	0.58	(0.12)	—
11/30/2013	14.78	0.15	2.13	2.28	(0.21)	—
11/30/2012	15.01	0.16	0.91	1.07	(0.10)	(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	—(f )	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
3/31/2016+	$15.54	$(0.18)	$0.03	$(0.15)	$(0.38)	$—
12/1/2014 - 9/30/2015#	17.22	0.20	(1.43)	(1.23)	(0.08)	(0.37)
11/30/2014	16.78	(0.02)	0.46	0.44	—(f )	—
11/30/2013	14.63	(0.03)	2.18	2.15	—(f )	—
11/30/2012	14.88	0.06	0.89	0.95	—(f )	(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	—(f )	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class P
3/31/2016+	$16.06	$(0.11)	$0.03	$(0.08)	$(0.14)	$—
12/1/2014 - 9/30/2015#	17.58	0.61	(1.76)	(1.15)	—(f )	(0.37)
11/30/2014	16.99	0.19	0.43	0.62	(0.03)	—
11/30/2013	14.78	0.23	2.11	2.34	(0.13)	—
11/30/2012	15.10	0.01	1.08	1.09	(0.21)	(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
3/31/2016+	$15.42	$(0.10)	$0.03	$(0.07)	$(0.52)	$—
12/1/2014 - 9/30/2015#	17.30	0.20	(1.31)	(1.11)	(0.40)	(0.37)
11/30/2014	16.82	0.22	0.39	0.61	(0.13)	—
11/30/2013	14.81	0.20	2.13	2.33	(0.32)	—
11/30/2012	15.12	0.20	0.90	1.10	(0.21)	(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* - 11/30/2010	15.00	(0.01)	4.89	4.88	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased the net asset value and the total return by $0.12 and 0.82%, respectively.
(f)	Less than $(0.01) per share.

250	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.48)	$14.73		(0.60)%	$1,468	1.70	%(c)	6.49	%(c)	(1.54	)%(c)	30%
(0.90)	15.29		(6.91)	872	1.70	(c)(d)	4.67	(c)(d)	4.23	(c)(d)	130
(0.12)	17.31		3.47	367	1.70		5.73		1.21		123
(0.21)	16.85	(e)	15.58 (e)	137	1.73		5.88		0.96		36
(1.30)	14.78		8.35	137	1.72		6.54		1.15		36
(0.82)	15.01		(20.45)	191	1.73		5.29		3.25		132
—	19.81		32.07	239	1.90	(c)	8.21	(c)	(0.99	)(c)	21

$(0.38)	$15.01		(1.02)%	$46	2.45	%(c)	7.52	%(c)	(2.27	)%(c)	30%
(0.45)	15.54		(7.47)	111	2.45	(c)(d)	6.60	(c)(d)	1.30	(c)(d)	130
— (f)	17.22		2.63	27	2.50		6.92		(0.10)		123
— (f)	16.78	(e)	14.70 (e)	52	2.56		6.59		(0.20)		36
(1.20)	14.63		7.49	55	2.52		8.46		0.43		36
(0.82)	14.88		(21.02)	108	2.56		6.74		(0.56)		132
—	19.78		31.87	387	2.65	(c)	8.88	(c)	(1.88	)(c)	21

$(0.14)	$15.84		(0.53)%	$13	1.51	%(c)	6.46	%(c)	(1.38	)%(c)	30%
(0.37)	16.06		(6.80)	16	1.51	(c)(d)	4.22	(c)(d)	3.64	(c)(d)	130
(0.03)	17.58		3.62	38	1.51		4.74		1.07		123
(0.13)	16.99	(e)	15.93 (e)	13	1.51		5.73		1.53		36
(1.41)	14.78		8.51	25	1.50		5.74		0.08		36
(0.83)	15.10		(20.18)	124	1.51		8.18		0.79		132
—	19.87		32.47	13	1.65	(c)	8.13	(c)	(0.19	)(c)	21

$(0.52)	$14.83		(0.53)%	$3,006	1.45	%(c)	6.37	%(c)	(1.29	)%(c)	30%
(0.77)	15.42		(6.72)	3,115	1.45	(c)(d)	4.99	(c)(d)	1.32	(c)(d)	130
(0.13)	17.30		3.68	4,226	1.45		5.93		1.37		123
(0.32)	16.82	(e)	15.99 (e)	4,076	1.45		5.69		1.31		36
(1.41)	14.81		8.64	3,490	1.43		6.19		1.41		36
(0.84)	15.12		(20.11)	3,216	1.45		5.96		1.04		132
—	19.88		32.53	3,923	1.55	(c)	8.01	(c)	(0.08	)(c)	21

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	251

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
3/31/2016+	$32.13	$0.30	$(0.71)	$(0.41)	$(0.27)	$(2.50)
12/1/2014 - 9/30/2015#	36.54	0.31	(1.88)	(1.57)	(0.55)	(2.29)
11/30/2014	34.91	0.39	2.81	3.20	(0.73)	(0.84)
11/30/2013	28.27	0.54	6.59	7.13	(0.49)	—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
3/31/2016+	$32.20	$0.20	$(0.72)	$(0.52)	$(0.08)	$(2.50)
12/1/2014 - 9/30/2015#	36.55	0.10	(1.88)	(1.78)	(0.28)	(2.29)
11/30/2014	34.93	0.13	2.80	2.93	(0.47)	(0.84)
11/30/2013	28.30	0.30	6.60	6.90	(0.27)	—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* - 11/30/2010	26.22	0.24	1.84	2.08	— (f)	—
Class R
3/31/2016+	$32.08	$0.25	$(0.71)	$(0.46)	$(0.22)	$(2.50)
12/1/2014 - 9/30/2015#	36.45	0.20	(1.87)	(1.67)	(0.41)	(2.29)
11/30/2014	34.87	0.26	2.81	3.07	(0.65)	(0.84)
11/30/2013	28.20	0.34	6.61	6.95	(0.28)	—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* - 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
3/31/2016+	$32.07	$0.34	$(0.70)	$(0.36)	$(0.42)	$(2.50)
12/1/2014 - 9/30/2015#	36.47	0.39	(1.87)	(1.48)	(0.63)	(2.29)
11/30/2014	34.84	0.47	2.80	3.27	(0.80)	(0.84)
11/30/2013	28.20	0.63	6.55	7.18	(0.54)	—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* - 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
3/31/2016+	$32.02	$0.35	$(0.70)	$(0.35)	$(0.45)	$(2.50)
12/1/2014 - 9/30/2015#	36.42	0.40	(1.86)	(1.46)	(0.65)	(2.29)
11/30/2014	34.80	0.50	2.79	3.29	(0.83)	(0.84)
11/30/2013	28.16	0.61	6.59	7.20	(0.56)	—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
Administrative Class
3/31/2016+	$32.14	$0.32	$(0.71)	$(0.39)	$(0.35)	$(2.50)
12/1/2014 - 9/30/2015#	36.54	0.33	(1.88)	(1.55)	(0.56)	(2.29)
11/30/2014	34.84	0.43	2.79	3.22	(0.68)	(0.84)
11/30/2013	28.20	0.53	6.59	7.12	(0.48)	—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* - 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

252	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.77)	$28.95		(1.54)%	$331,496	1.01	%(c)	1.01	%(c)	1.97	%(c)	36%
(2.84)	32.13		(4.56)	465,080	0.98	(c)(d)	0.98	(c)(d)	1.08	(c)(d)	73
(1.57)	36.54	(e)	9.47 (e)	483,863	0.97		0.97		1.09		94
(0.49)	34.91		25.49	319,778	0.96		0.96		1.67		81
(2.32)	28.27		9.64	94,347	1.01		1.01		1.91		108
(0.66)	28.11		1.95	64,857	0.97		0.97		1.89		129
(0.21)	28.21		8.46	10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$(2.58)	$29.10		(1.90)%	$81,298	1.71	%(c)	1.71	%(c)	1.28	%(c)	36%
(2.57)	32.20		(5.11)	101,326	1.71	(c)(d)	1.71	(c)(d)	0.34	(c)(d)	73
(1.31)	36.55	(e)	8.66 (e)	127,201	1.70		1.70		0.36		94
(0.27)	34.93		24.55	113,799	1.70		1.70		0.94		81
(2.13)	28.30		8.81	36,917	1.76		1.76		1.16		108
(0.52)	28.15		1.26	27,465	1.74		1.74		1.17		129
— (f)	28.30		7.94	227	1.77	(c)	1.77	(c)	1.40	(c)	116

$(2.72)	$28.90		(1.73)%	$1,444	1.39	%(c)	1.39	%(c)	1.63	%(c)	36%
(2.70)	32.08		(4.82)	1,592	1.36	(c)(d)	1.36	(c)(d)	0.70	(c)(d)	73
(1.49)	36.45	(e)	9.10 (e)	1,440	1.30		1.30		0.74		94
(0.28)	34.87		24.86	394	1.51		1.51		1.06		81
(2.26)	28.20		9.25	210	1.36		1.36		1.58		108
(0.59)	28.08		1.76	37	1.22		1.22		1.67		129
(0.20)	28.17		8.29	11	1.25	(c)	1.26	(c)	1.97	(c)	116

$(2.92)	$28.79		(1.42)%	$114,593	0.72	%(c)	0.72	%(c)	2.26	%(c)	36%
(2.92)	32.07		(4.32)	160,998	0.69	(c)(d)	0.69	(c)(d)	1.36	(c)(d)	73
(1.64)	36.47	(e)	9.71 (e)	224,860	0.74		0.74		1.32		94
(0.54)	34.84		25.76	251,377	0.75		0.75		1.96		81
(2.36)	28.20		9.84	53,368	0.80		0.86		2.12		108
(0.69)	28.04		2.14	37,551	0.80		0.83		2.07		129
(0.28)	28.12		18.34	21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$(2.95)	$28.72		(1.39)%	$1,251,977	0.67	%(c)	0.67	%(c)	2.33	%(c)	36%
(2.94)	32.02		(4.27)	1,428,098	0.66	(c)(d)	0.66	(c)(d)	1.40	(c)(d)	73
(1.67)	36.42	(e)	9.79 (e)	1,781,193	0.65		0.65		1.41		94
(0.56)	34.80		25.88	1,583,824	0.65		0.65		1.93		81
(2.40)	28.16		10.00	804,646	0.67		0.67		2.26		108
(0.72)	28.00		2.24	521,854	0.70		0.70		2.16		129
(0.66)	28.08		20.46	471,226	0.77		0.80		2.42		116

$(2.85)	$28.90		(1.49)%	$1,530	0.90	%(c)	0.90	%(c)	2.08	%(c)	36%
(2.85)	32.14		(4.49)	1,998	0.89	(c)(d)	0.89	(c)(d)	1.15	(c)(d)	73
(1.52)	36.54	(e)	9.57 (e)	3,783	0.89		0.89		1.22		94
(0.48)	34.84		25.55	12,951	0.90		0.90		1.65		81
(2.33)	28.20		9.70	2,199	0.92		0.92		2.00		108
(0.66)	28.04		2.00	1,352	0.97		0.97		1.90		129
(0.28)	28.14		8.45	11	0.98	(c)	0.99	(c)	2.23	(c)	116

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(f)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	253

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Consumer:
Class A
3/31/2016+	$12.24	$0.01	$(0.06)	$(0.05)	$(0.06)
12/1/2014* - 9/30/2015#	15.00	0.13	(2.89)	(2.76)	—
Institutional Class
3/31/2016+	$12.28	$0.03	$(0.07)	$(0.04)	$(0.07)
12/1/2014* - 9/30/2015#	15.00	0.13	(2.85)	(2.72)	—
AllianzGI Emerging Markets Debt:
Class A
3/31/2016+	$13.51	$0.27	$0.42	$0.69	$(0.32)
12/1/2014 - 9/30/2015#	14.92	0.47	(1.35)	(0.88)	(0.53)
9/15/2014* - 11/30/2014	15.00	0.11	(0.19)	(0.08)	—
Class C
3/31/2016+	$13.51	$0.23	$0.42	$0.65	$(0.21)
12/1/2014 - 9/30/2015#	14.90	0.39	(1.36)	(0.97)	(0.42)
9/15/2014* - 11/30/2014	15.00	0.09	(0.19)	(0.10)	—
Class P
3/31/2016+	$13.51	$0.31	$0.39	$0.70	$(0.32)
12/1/2014 - 9/30/2015#	14.92	0.49	(1.34)	(0.85)	(0.56)
9/15/2014* - 11/30/2014	15.00	0.12	(0.20)	(0.08)	—
Institutional Class
3/31/2016+	$13.51	$0.32	$0.38	$0.70	$(0.34)
12/1/2014 - 9/30/2015#	14.93	0.50	(1.35)	(0.85)	(0.57)
9/15/2014* - 11/30/2014	15.00	0.12	(0.19)	(0.07)	—

+	Unaudited
*	Commencement of operations.
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Does not include expenses of the investment companies in which the Fund invests.

254	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$12.13	(0.40)%	$37	1.62	%(c)(d)(e)	7.47	%(c)(d)(e)	0.14	%(c)(d)(e)	43%
12.24	(18.40)	37	1.65	(c)(d)	9.30	(c)(d)	1.15	(c)(d)	77

$12.17	(0.31)%	$34,704	1.26	%(c)(d)(e)	2.44	%(c)(d)(e)	0.56	%(c)(d)(e)	43%
12.28	(18.13)	15,591	1.30	(c)(d)	3.55	(c)(d)	1.14	(c)(d)	77

$13.88	5.20%	$159	1.21	%(c)	1.70	%(c)	4.06	%(c)	70%
13.51	(6.00)	9	1.23	(c)(d)	2.32	(c)(d)	3.97	(c)(d)	125
14.92	(0.53)	10	1.20	(c)	2.51	(c)	3.65	(c)	27

$13.95	4.83%	$60	1.96	%(c)	2.47	%(c)	3.38	%(c)	70%
13.51	(6.61)	9	1.98	(c)(d)	3.06	(c)(d)	3.23	(c)(d)	125
14.90	(0.67)	10	1.95	(c)	3.25	(c)	2.90	(c)	27

$13.89	5.27%	$10	1.06	%(c)	1.54	%(c)	4.59	%(c)	70%
13.51	(5.86)	10	1.08	(c)(d)	2.06	(c)(d)	4.12	(c)(d)	125
14.92	(0.53)	10	1.05	(c)	2.25	(c)	3.80	(c)	27

$13.87	5.29%	$42,477	0.95	%(c)	1.56	%(c)	4.69	%(c)	70%
13.51	(5.82)	28,557	0.97	(c)(d)	2.07	(c)(d)	4.22	(c)(d)	125
14.93	(0.47)	29,856	0.95	(c)	2.28	(c)	3.91	(c)	27

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	255

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Emerging Markets Small-Cap:
Class A
3/31/2016+	$14.04	$(0.02)		$0.27	$0.25	$(0.21)
12/1/2014* - 9/30/2015#	15.00	0.26		(1.22)	(0.96)	— (c)
Institutional Class
3/31/2016+	$14.08	$—	(c)	$0.27	$0.27	$(0.14)
12/1/2014* - 9/30/2015#	15.00	0.22		(1.14)	(0.92)	— (c)
AllianzGI Europe Equity Dividend:
Class A
3/31/2016+	$13.59	$0.17		$0.59	$0.76	$(0.15)
2/2/2015* - 9/30/2015#	15.00	0.37		(1.78)	(1.41)	—
Class C
3/31/2016+	$13.52	$0.13		$0.58	$0.71	$(0.11)
2/2/2015* - 9/30/2015#	15.00	0.28		(1.76)	(1.48)	—
Class P
3/31/2016+	$13.60	$0.15		$0.62	$0.77	$(0.12)
2/2/2015* - 9/30/2015#	15.00	0.40		(1.80)	(1.40)	—
Institutional Class
3/31/2016+	$13.61	$0.19		$0.59	$0.78	$(0.16)
2/2/2015* - 9/30/2015#	15.00	0.39		(1.78)	(1.39)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

256	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$14.08	1.80%	$917	1.85	%(d)(e)	5.34	%(d)(e)	(0.28	)%(d)(e)	72%
14.04	(6.39)	621	1.85	(d)(e)	9.40	(d)(e)	2.12	(d)(e)	103

$14.21	1.98%	$7,597	1.50	%(d)(e)	5.06	%(d)(e)	(0.01	)%(d)(e)	72%
14.08	(6.11)	7,921	1.50	(d)(e)	7.77	(d)(e)	1.78	(d)(e)	103

$14.20	5.56%	$36	1.21	%(d)(e)	10.06	%(d)(e)	2.48	%(d)(e)	18%
13.59	(9.40)	9	1.20	(d)(e)	11.69	(d)(e)	3.86	(d)(e)	16

$14.12	5.26%	$14	1.95	%(d)(e)	10.84	%(d)(e)	1.82	%(d)(e)	18%
13.52	(9.87)	11	1.95	(d)(e)	11.78	(d)(e)	2.93	(d)(e)	16

$14.25	5.69%	$10	1.05	%(d)(e)	10.08	%(d)(e)	2.16	%(d)(e)	18%
13.60	(9.33)	22	1.05	(d)(e)	11.62	(d)(e)	4.12	(d)(e)	16

$14.23	5.75%	$3,554	0.95	%(d)(e)	9.82	%(d)(e)	2.70	%(d)(e)	18%
13.61	(9.27)	2,915	0.95	(d)(e)	11.18	(d)(e)	4.00	(d)(e)	16

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	257

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Fundamental Strategy:
Class A
3/31/2016+	$14.71	$0.08	$0.53	$0.61	$(0.61)	$(0.09)
12/1/2014 - 9/30/2015#	15.95	0.17	(0.85)	(0.68)	(0.56)	—
11/30/2014	15.45	0.26	0.42	0.68	(0.12)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.06	0.39	0.45	—	—
Class C
3/31/2016+	$14.66	$0.02	$0.54	$0.56	$(0.43)	$(0.09)
12/1/2014 - 9/30/2015#	15.84	0.10	(0.88)	(0.78)	(0.40)	—
11/30/2014	15.40	0.14	0.42	0.56	(0.06)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.01	0.39	0.40	—	—
Class P
3/31/2016+	$14.77	$0.09	$0.52	$0.61	$(0.56)	$(0.09)
12/1/2014 - 9/30/2015#	15.98	0.21	(0.88)	(0.67)	(0.54)	—
11/30/2014	15.46	0.28	0.43	0.71	(0.13)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.07	0.39	0.46	—	—
Institutional Class
3/31/2016+	$14.78	$0.09	$0.54	$0.63	$(0.57)	$(0.09)
12/1/2014 - 9/30/2015#	15.99	0.22	(0.88)	(0.66)	(0.55)	—
11/30/2014	15.47	0.30	0.42	0.72	(0.14)	(0.06)
7/1/2013* - 11/30/2013	15.00	0.08	0.39	0.47	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Certain expenses incurred by the Fund were not annualized.
(f)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

258	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.70)	$14.62		4.25%	$118	1.25	%(c)(d)	2.21	%(c)(d)	1.04	%(c)(d)	3%
(0.56)	14.71		(4.37)	140	1.25	(c)(e)	2.29	(c)(e)	1.37	(c)(e)	16
(0.18)	15.95	(f)	4.45 (f)	16	1.25		2.36		1.62		28
—	15.45		3.00	10	1.25	(c)	2.41	(c)	0.96	(c)	2

$(0.52)	$14.70		3.90%	$11	2.00	%(c)(d)	2.83	%(c)(d)	0.27	%(c)(d)	3%
(0.40)	14.66		(5.03)	10	2.00	(c)(e)	2.81	(c)(e)	0.75	(c)(e)	16
(0.12)	15.84	(f)	3.69 (f)	11	2.00		3.14		0.88		28
—	15.40		2.67	10	2.00	(c)	3.16	(c)	0.21	(c)	2

$(0.65)	$14.73		4.27%	$11	1.10	%(c)(d)	1.84	%(c)(d)	1.17	%(c)(d)	3%
(0.54)	14.77		(4.31)	10	1.10	(c)(e)	1.82	(c)(e)	1.66	(c)(e)	16
(0.19)	15.98	(f)	4.66 (f)	11	1.10		2.14		1.79		28
—	15.46		3.07	10	1.10	(c)	2.16	(c)	1.12	(c)	2

$(0.66)	$14.75		4.37%	$20,028	1.00	%(c)(d)	2.84	%(c)(d)	1.27	%(c)(d)	3%
(0.55)	14.78		(4.20)	19,317	1.00	(c)(e)	1.80	(c)(e)	1.76	(c)(e)	16
(0.20)	15.99	(f)	4.72 (f)	22,115	1.00		2.15		1.90		28
—	15.47		3.13	20,682	1.00	(c)	2.14	(c)	1.23	(c)	2

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	259

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Sustainability:
Class A
3/31/2016+	$14.10	$0.05	$0.67	$0.72	$(0.20)	$—
12/9/2014* - 9/30/2015#	15.00	0.11	(1.01)	(0.90)	—	—
Class P
3/31/2016+	$14.12	$0.07	$0.66	$0.73	$(0.13)	$—
12/9/2014* - 9/30/2015#	15.00	0.15	(1.03)	(0.88)	—	—
Institutional Class
3/31/2016+	$14.13	$0.10	$0.63	$0.73	$(0.14)	$—
12/9/2014* - 9/30/2015#	15.00	0.16	(1.03)	(0.87)	—	—
AllianzGI Global Water:
Class A
3/31/2016+	$11.99	$(0.01)	$1.34	$1.33	$(0.03)	$(0.02)
12/1/2014 - 9/30/2015#	12.70	0.06	(0.74)	(0.68)	(0.03)	—
11/30/2014	12.41	0.07	0.25	0.32	(0.03)	—
11/30/2013	10.26	0.07	2.20	2.27	(0.12)	—
11/30/2012	8.89	0.12	1.30	1.42	(0.05)	—
11/30/2011	8.75	0.06	0.08	0.14	— (e)	—
11/30/2010	7.99	0.03	0.74	0.77	(0.01)	—
Class C
3/31/2016+	$11.59	$(0.06)	$1.29	$1.23	$— (e)	$(0.02)
12/1/2014 - 9/30/2015#	12.33	(0.02)	(0.72)	(0.74)	— (e)	—
11/30/2014	12.11	(0.03)	0.25	0.22	— (e)	—
11/30/2013	10.02	(0.02)	2.16	2.14	(0.05)	—
11/30/2012	8.70	0.05	1.27	1.32	— (e)	—
11/30/2011	8.62	(0.01)	0.09	0.08	— (e)	—
11/30/2010	7.93	(0.03)	0.72	0.69	— (e)	—
Class P
3/31/2016+	$12.05	$— (f)	$1.34	$1.34	$(0.05)	$(0.02)
12/1/2014 - 9/30/2015#	12.80	0.09	(0.75)	(0.66)	(0.09)	—
11/30/2014	12.49	0.09	0.27	0.36	(0.05)	—
11/30/2013	10.30	0.09	2.21	2.30	(0.11)	—
11/30/2012	8.93	0.14	1.30	1.44	(0.07)	—
11/30/2011	8.77	0.07	0.09	0.16	— (e)	—
11/30/2010	7.99	0.05	0.74	0.79	(0.01)	—
Institutional Class
3/31/2016+	$11.90	$— (f)	$1.32	$1.32	$(0.07)	$(0.02)
12/1/2014 - 9/30/2015#	12.61	0.09	(0.73)	(0.64)	(0.07)	—
11/30/2014	12.37	0.11	0.24	0.35	(0.11)	—
11/30/2013	10.25	0.09	2.21	2.30	(0.18)	—
11/30/2012	8.88	0.12	1.32	1.44	(0.07)	—
11/30/2011	8.71	0.08	0.09	0.17	— (e)	—
11/30/2010	7.94	0.05	0.74	0.79	(0.02)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

260	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.20)	$14.62	5.06%	$65	1.20	%(c)(d)	9.11	%(c)(d)	0.75	%(c)(d)	3%
—	14.10	(6.00)	62	1.20	(c)(d)	15.36	(c)(d)	0.89	(c)(d)	25

$(0.13)	$14.72	5.16%	$10	1.05	%(c)(d)	4.77	%(c)(d)	0.90	%(c)(d)	3%
—	14.12	(5.87)	9	1.05	(c)(d)	8.70	(c)(d)	1.22	(c)(d)	25

$(0.14)	$14.72	5.20%	$20,432	0.95	%(c)(d)	2.57	%(c)(d)	1.43	%(c)(d)	3%
—	14.13	(5.80)	2,826	0.95	(c)(d)	8.70	(c)(d)	1.32	(c)(d)	25

$(0.05)	$13.27	11.10%	$186,234	1.44	%(c)	1.44	%(c)	(0.21	)%(c)	37%
(0.03)	11.99	(5.37)	128,465	1.44	(c)(d)	1.44	(c)(d)	0.58	(c)(d)	66
(0.03)	12.70	2.57	138,219	1.46		1.46		0.55		28
(0.12)	12.41	22.31	118,252	1.54		1.54		0.63		28
(0.05)	10.26	16.12	59,611	1.57		1.60		1.27		73
— (e)	8.89	1.62	27,101	1.68		1.68		0.60		73
(0.01)	8.75	9.63	22,774	1.80		1.80		0.41		40

$(0.02)	$12.80	10.63%	$78,896	2.23	%(c)	2.23	%(c)	(1.01	)%(c)	37%
— (e)	11.59	(6.00)	69,700	2.23	(c)(d)	2.23	(c)(d)	(0.21	)(c)(d)	66
— (e)	12.33	1.82	77,082	2.23		2.23		(0.26)		28
(0.50)	12.11	21.41	51,767	2.33		2.33		(0.18)		28
— (e)	10.02	15.17	25,870	2.33		2.41		0.48		73
— (e)	8.70	0.93	20,842	2.44		2.44		(0.15)		73
— (e)	8.62	8.70	22,225	2.56		2.60		(0.37)		40

$(0.07)	$13.32	11.19%	$96,994	1.22	%(c)	1.22	%(c)	0.01	%(c)	37%
(0.09)	12.05	(5.17)	82,847	1.16	(c)(d)	1.16	(c)(d)	0.84	(c)(d)	66
(0.05)	12.80	2.87	84,835	1.21		1.21		0.67		28
(0.11)	12.49	22.58	42,448	1.34		1.34		0.81		28
(0.07)	10.30	16.22	16,820	1.41		1.47		1.49		73
— (e)	8.93	1.85	16,118	1.49		1.52		0.79		73
(0.01)	8.77	9.95	10,432	1.56		1.64		0.62		40

$(0.09)	$13.13	11.16%	$43,977	1.16	%(c)	1.16	%(c)	0.07	%(c)	37%
(0.07)	11.90	(5.08)	30,004	1.17	(c)(d)	1.17	(c)(d)	0.87	(c)(d)	66
(0.11)	12.61	2.82	23,685	1.15		1.15		0.84		28
(0.18)	12.37	22.77	14,429	1.19		1.19		0.77		28
(0.07)	10.25	16.44	3,105	1.29		1.29		1.28		73
— (e)	8.88	1.99	1,267	1.37		1.39		0.91		73
(0.02)	8.71	9.96	1,378	1.46		1.48		0.61		40

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $(0.01) per share.
(f)	Less than $0.01 per share.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	261

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
3/31/2016+	$8.92	$0.26	$(0.33)	$(0.07)	$(0.28)	$—
12/1/2014 - 9/30/2015#	9.85	0.47	(0.91)	(0.44)	(0.49)	—
11/30/2014	10.36	0.61	(0.36)	0.25	(0.67)	(0.09)
11/30/2013	10.16	0.67	0.22	0.89	(0.68)	(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
3/31/2016+	$8.90	$0.23	$(0.32)	$(0.09)	$(0.25)	$—
12/1/2014 - 9/30/2015#	9.83	0.42	(0.91)	(0.49)	(0.44)	—
11/30/2014	10.35	0.54	(0.37)	0.17	(0.60)	(0.09)
11/30/2013	10.15	0.59	0.22	0.81	(0.60)	(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* - 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class R
3/31/2016+	$8.61	$0.23	$(0.32)	$(0.09)	$(0.26)	$—
12/1/2014 - 9/30/2015#	9.53	0.43	(0.90)	(0.47)	(0.45)	—
11/30/2014	10.05	0.54	(0.34)	0.20	(0.63)	(0.09)
11/30/2013	9.88	0.63	0.21	0.84	(0.66)	(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* - 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
3/31/2016+	$8.62	$0.27	$(0.32)	$(0.05)	$(0.30)	$—
12/1/2014 - 9/30/2015#	9.53	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.05	0.62	(0.35)	0.27	(0.70)	(0.09)
11/30/2013	9.87	0.66	0.23	0.89	(0.70)	(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* - 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
3/31/2016+	$8.64	$0.27	$(0.31)	$(0.04)	$(0.30)	$—
12/1/2014 - 9/30/2015#	9.55	0.49	(0.88)	(0.39)	(0.52)	—
11/30/2014	10.08	0.62	(0.35)	0.27	(0.71)	(0.09)
11/30/2013	9.90	0.68	0.22	0.90	(0.71)	(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
Administrative Class
3/31/2016+	$8.52	$0.25	$(0.31)	$(0.06)	$(0.28)	$—
12/1/2014 - 9/30/2015#	9.51	0.46	(0.94)	(0.48)	(0.51)	—
11/30/2014	10.04	0.59	(0.36)	0.23	(0.67)	(0.09)
11/30/2013	9.87	0.65	0.22	0.87	(0.69)	(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* - 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

262	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.28)	$8.57		(0.70)%	$56,770	0.98	%(c)	0.98	%(c)	6.15	%(c)	27%
(0.49)	8.92		(4.72)	34,151	1.03	(c)(d)	1.03	(c)(d)	5.88	(c)(d)	47
(0.76)	9.85	(e)	2.39 (e)	76,274	0.94		0.94		5.93		66
(0.69)	10.36		8.98	73,920	0.91		0.91		6.49		67
(0.86)	10.16		14.34	109,668	0.89		0.90		7.21		86
(0.78)	9.69		4.29	61,339	1.05		1.05		7.19		168
(0.30)	10.03		7.07	1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.25)	$8.56		(0.94)%	$14,239	1.69	%(c)	1.69	%(c)	5.41	%(c)	27%
(0.44)	8.90		(5.24)	17,866	1.68	(c)(d)	1.68	(c)(d)	5.24	(c)(d)	47
(0.69)	9.83	(e)	1.57 (e)	23,249	1.68		1.68		5.23		66
(0.61)	10.35		8.14	27,525	1.70		1.70		5.68		67
(0.79)	10.15		13.54	30,692	1.68		1.68		6.43		86
(0.70)	9.68		3.53	12,443	1.82		1.87		6.56		168
(0.27)	10.02		6.73	311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.26)	$8.26		(0.96)%	$1,174	1.50	%(c)	1.50	%(c)	5.62	%(c)	27%
(0.45)	8.61		(5.20)	1,126	1.46	(c)(d)	1.46	(c)(d)	5.47	(c)(d)	47
(0.72)	9.53	(e)	1.91 (e)	2,823	1.43		1.45		5.48		66
(0.67)	10.05		8.72	2,851	1.15		1.32		6.24		67
(0.84)	9.88		14.05	2,111	1.15		1.25		6.95		86
(0.75)	9.45		4.02	342	1.33		1.37		7.23		168
(0.50)	9.80		6.97	11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.30)	$8.27		(0.54)%	$50,568	0.71	%(c)	0.71	%(c)	6.39	%(c)	27%
(0.52)	8.62		(4.36)	63,324	0.64	(c)(d)	0.64	(c)(d)	6.29	(c)(d)	47
(0.79)	9.53	(e)	2.63 (e)	47,385	0.71		0.71		6.21		66
(0.71)	10.05		9.27	77,649	0.74		0.74		6.64		67
(0.87)	9.87		14.48	19,497	0.74		0.79		7.39		86
(0.79)	9.44		4.57	11,096	0.88		0.88		7.49		168
(0.54)	9.78		7.22	11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.30)	$8.30		(0.42)%	$184,776	0.66	%(c)	0.66	%(c)	6.47	%(c)	27%
(0.52)	8.64		(4.32)	173,030	0.63	(c)(d)	0.63	(c)(d)	6.29	(c)(d)	47
(0.80)	9.55	(e)	2.59 (e)	163,567	0.64		0.64		6.27		66
(0.72)	10.08		9.35	139,306	0.62		0.62		6.76		67
(0.89)	9.90		14.68	121,362	0.63		0.63		7.47		86
(0.80)	9.46		4.66	70,174	0.61		0.77		7.65		168
(0.81)	9.80		16.23	93,782	0.63		0.93		8.65		144

$(0.28)	$8.18		(0.58)%	$1,987	0.96	%(c)	0.96	%(c)	6.16	%(c)	27%
(0.51)	8.52		(5.30)	2,073	0.98	(c)(d)	0.98	(c)(d)	5.90	(c)(d)	47
(0.76)	9.51	(e)	2.27 (e)	34,714	0.97		0.97		5.93		66
(0.70)	10.04		9.02	32,789	0.90		0.91		6.49		67
(0.87)	9.87		14.54	27,274	0.90		1.14		8.92		86
(0.77)	9.43		4.27	11	1.03		1.03		7.25		168
(0.53)	9.78		7.12	11	1.12	(c)	1.28	(c)	7.98	(c)	144

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	263

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI International Growth:
Class A
3/31/2016+	$14.13	$0.02	$1.14	$1.16	$(0.14)
2/2/2015* - 9/30/2015#	15.00	0.11	(0.98)	(0.87)	—
Institutional Class
3/31/2016+	$14.15	$0.02	$1.16	$1.18	$(0.10)
2/2/2015* - 9/30/2015#	15.00	0.14	(0.99)	(0.85)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

264	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$15.15	8.25%	$51	1.20	%(c)(d)	7.00	%(c)(d)	0.34	%(c)(d)	10%
14.13	(5.80)	10	1.20	(c)(d)	8.22	(c)(d)	1.12	(c)(d)	3

$15.23	8.38%	$3,115	0.95	%(c)(d)	6.75	%(c)(d)	0.27	%(c)(d)	10%
14.15	(5.67)	2,874	0.95	(c)(d)	7.99	(c)(d)	1.38	(c)(d)	3

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	265

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
3/31/2016+	$34.53	$(0.09)	$0.52	$0.43	$(0.28)	$(1.45)
12/1/2014 - 9/30/2015#	35.77	0.26	2.24	2.50	(0.14)	(3.60)
11/30/2014	42.30	0.09	(2.41)	(2.32)	(0.64)	(3.57)
11/30/2013	31.89	0.09	10.32	10.41	— (e)	—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* - 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
3/31/2016+	$33.94	$(0.20)	$0.50	$0.30	$(0.20)	$(1.45)
12/1/2014 - 9/30/2015#	35.33	0.06	2.18	2.24	(0.03)	(3.60)
11/30/2014	41.78	(0.18)	(2.39)	(2.57)	(0.31)	(3.57)
11/30/2013	31.75	(0.17)	10.22	10.05	(0.02)	—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* - 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class R
3/31/2016+	$34.03	$(0.14)	$0.52	$0.38	$(0.17)	$(1.45)
12/1/2014 - 9/30/2015#	35.30	0.16	2.23	2.39	(0.06)	(3.60)
11/30/2014	42.23	0.07	(2.47)	(2.40)	(0.96)	(3.57)
11/30/2013	32.25	0.02	10.32	10.34	(0.36)	—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* - 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
3/31/2016+	$34.49	$(0.06)	$0.51	$0.45	$(0.20)	$(1.45)
12/1/2014 - 9/30/2015#	35.65	0.28	2.25	2.53	(0.09)	(3.60)
11/30/2014	41.97	0.16	(2.41)	(2.25)	(0.50)	(3.57)
11/30/2013	31.92	0.16	10.24	10.40	(0.35)	—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
Institutional Class
3/31/2016+	$35.65	$(0.07)	$0.55	$0.48	$(0.20)	$(1.45)
12/1/2014 - 9/30/2015#	36.68	0.29	2.34	2.63	(0.06)	(3.60)
11/30/2014	42.94	0.21	(2.49)	(2.28)	(0.41)	(3.57)
11/30/2013	32.60	0.17	10.48	10.65	(0.31)	—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—
Class R6
2/1/2016* - 3/31/2016+	$33.52	$0.05	$0.91	$0.96	$—	$—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.

266	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.73)	$33.23	0.99%	$15,541	1.45	%(c)	1.61	%(c)	(0.53	)%(c)	40%
(3.74)	34.53	7.83	11,816	1.45	(c)(d)	1.63	(c)(d)	0.88	(c)(d)	39
(4.21)	35.77	(5.84)	5,290	1.45		1.76		0.23		77
— (e)	42.30	32.64	4,569	1.45		1.83		0.23		92
(0.64)	31.89	15.13	2,773	1.50		1.76		0.53		117
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66
—	31.36	10.81	97	1.66	(c)	1.70	(c)	(0.07	)(c)	57

$(1.65)	$32.59	0.63%	$3,695	2.19	%(c)	2.39	%(c)	(1.24	)%(c)	40%
(3.63)	33.94	7.14	2,837	2.19	(c)(d)	2.42	(c)(d)	0.20	(c)(d)	39
(3.88)	35.33	(6.52)	1,135	2.19		2.45		(0.47)		77
(0.02)	41.78	31.67	702	2.20		2.43		(0.46)		92
(0.23)	31.75	14.26	531	2.26		2.37		(0.24)		117
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66
—	31.22	10.32	176	2.44	(c)	2.48	(c)	(1.23	)(c)	57

$(1.62)	$32.79	0.87%	$104	1.70	%(c)	1.99	%(c)	(0.81	)%(c)	40%
(3.66)	34.03	7.60	100	1.70	(c)(d)	2.09	(c)(d)	0.57	(c)(d)	39
(4.53)	35.30	(6.06)	73	1.70		2.10		0.19		77
(0.36)	42.23	32.29	27	1.70		1.96		0.05		92
(0.20)	32.25	14.86	12	1.74		1.90		0.26		117
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66
—	31.32	10.67	11	1.91	(c)	2.35	(c)	0.27	(c)	57

$(1.65)	$33.29	1.09%	$38,964	1.28	%(c)	1.36	%(c)	(0.37	)%(c)	40%
(3.69)	34.49	7.96	36,377	1.28	(c)(d)	1.37	(c)(d)	0.97	(c)(d)	39
(4.07)	35.65	(5.68)	27,882	1.29		1.54		0.41		77
(0.35)	41.97	32.86	33,574	1.30		1.52		0.45		92
(0.19)	31.92	15.32	28,996	1.31		1.52		0.68		117
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66
(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57

$(1.65)	$34.48	1.12%	$46,173	1.21	%(c)	1.39	%(c)	(0.42	)%(c)	40%
(3.66)	35.65	8.04	59,061	1.21	(c)(d)	1.39	(c)(d)	0.97	(c)(d)	39
(3.98)	36.68	(5.61)	55,743	1.21		1.46		0.53		77
(0.31)	42.94	32.96	71,875	1.21		1.44		0.46		92
(0.37)	32.60	15.50	88,301	1.20		1.38		0.80		117
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66
(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57

$—	$34.48	2.86%	$10	1.11	%(c)	1.44%		0.96%		40%

(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $(0.01) per share.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	267

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
3/31/2016+	$13.99	$(0.09)	$(0.50)	$(0.59)	$—	$(0.83)
12/1/2014 - 9/30/2015#	14.88	(0.17)	0.54	0.37	—	(1.26)
11/30/2014	16.06	(0.21)	— (f)	(0.21)	—	(0.97)
11/30/2013	11.62	(0.20)	5.57	5.37	—	(0.93)
12/19/2011* - 11/30/2012	9.84	(0.07)	1.85	1.78	—	—
Class P
3/31/2016+	$14.05	$(0.08)	$(0.52)	$(0.60)	$—	$(0.83)
12/1/2014 - 9/30/2015#	14.92	(0.16)	0.55	0.39	—	(1.26)
11/30/2014	16.08	(0.19)	— (f)	(0.19)	—	(0.97)
11/30/2013	11.61	(0.17)	5.57	5.40	—	(0.93)
11/30/2012	12.20	(0.10)	1.47	1.37	—	(1.96)
12/27/2010* - 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	—	(0.21)
Institutional Class
3/31/2016+	$14.11	$(0.08)	$(0.52)	$(0.60)	$—	$(0.83)
12/1/2014 - 9/30/2015#	14.99	(0.16)	0.54	0.38	—	(1.26)
11/30/2014	16.15	(0.19)	— (f)	(0.19)	—	(0.97)
11/30/2013	11.65	(0.15)	5.58	5.43	—	(0.93)
11/30/2012	12.22	(0.10)	1.49	1.39	—	(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	—	(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—	—
AllianzGI Multi-Asset Real Return:
Class A
3/31/2016+	$12.85	$0.10	$(0.04)	$0.06	$(0.27)	$—
12/1/2014 - 9/30/2015#	14.91	0.13	(2.01)	(1.88)	(0.18)	—
11/30/2014	15.34	0.14	(0.26)	(0.12)	(0.23)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.12	0.22	0.34	—	—
Class C
3/31/2016+	$12.71	$0.05	$(0.04)	$0.01	$(0.13)	$—
12/1/2014 - 9/30/2015#	14.74	0.03	(1.98)	(1.95)	(0.08)	—
11/30/2014	15.24	0.03	(0.25)	(0.22)	(0.20)	(0.08)
12/17/2012* - 11/30/2013	15.00	(0.03)	0.27	0.24	—	—
Class P
3/31/2016+	$12.92	$0.11	$(0.05)	$0.06	$(0.29)	$—
12/1/2014 - 9/30/2015#	14.96	0.15	(2.02)	(1.87)	(0.17)	—
11/30/2014	15.36	0.18	(0.25)	(0.09)	(0.23)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.16	0.20	0.36	—	—
Institutional Class
3/31/2016+	$12.92	$0.11	$(0.04)	$0.07	$(0.27)	$—
12/1/2014 - 9/30/2015#	14.97	0.15	(2.01)	(1.86)	(0.19)	—
11/30/2014	15.37	0.19	(0.26)	(0.07)	(0.25)	(0.08)
12/17/2012* - 11/30/2013	15.00	0.18	0.19	0.37	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

268	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.83)	$12.57	(4.87)%	$3,488	1.62	%(c)	2.04	%(c)	(1.25	)%(c)	15%
(1.26)	13.99	2.77	15,305	1.62	(c)(d)	2.07	(c)(d)	(1.35	)(c)(d)	55
(0.97)	14.88	(1.11)	4,684	1.66		2.10		(1.40)		48
(0.93)	16.06	50.11	1,065	1.80		2.07		(1.45)		63
—	11.62	18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

$(0.83)	$12.62	(4.92)%	$2,071	1.54	%(c)	1.77	%(c)	(1.15	)%(c)	15%
(1.26)	14.05	2.91	2,264	1.51	(c)(d)	1.80	(c)(d)	(1.24	)(c)(d)	55
(0.97)	14.92	(0.98)	1,550	1.52		1.81		(1.21)		48
(0.93)	16.08	50.42	2,192	1.63		1.90		(1.25)		63
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$(0.83)	$12.68	(4.90)%	$30,139	1.54	%(c)	1.85	%(c)	(1.15	)%(c)	15%
(1.26)	14.11	2.83	34,575	1.54	(c)(d)	1.80	(c)(d)	(1.26	)(c)(d)	55
(0.97)	14.99	(0.97)	33,513	1.54		1.80		(1.25)		48
(0.93)	16.15	50.51	41,713	1.54		2.01		(1.10)		63
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
—	13.80	32.18	57,591	1.57		1.64		(1.25)		112

$(0.27)	$12.64	0.48%	$138	0.85	%(c)(e)	7.66	%(c)(e)	1.63	%(c)(e)	29%
(0.18)	12.85	(12.73)	133	0.85	(c)(d)(e)	5.33	(c)(d)(e)	1.11	(c)(d)(e)	63
(0.31)	14.91	(0.81)	143	0.85	(e)	4.61	(e)	0.90	(e)	41
—	15.34	2.27	45	0.86	(c)(e)	8.42	(c)(e)	0.83	(c)(e)	46

$(0.13)	$12.59	0.11%	$78	1.60	%(c)(e)	8.29	%(c)(e)	0.84	%(c)(e)	29%
(0.08)	12.71	(13.28)	77	1.60	(c)(d)(e)	5.90	(c)(d)(e)	0.25	(c)(d)(e)	63
(0.28)	14.74	(1.50)	114	1.60	(e)	5.46	(e)	0.21	(e)	41
—	15.24	1.60	81	1.60	(c)(e)	9.55	(c)(e)	(0.17	)(c)(e)	46

$(0.29)	$12.69	0.53%	$9	0.70	%(c)(e)	7.24	%(c)(e)	1.74	%(c)(e)	29%
(0.17)	12.92	(12.64)	9	0.70	(c)(d)(e)	4.99	(c)(d)(e)	1.24	(c)(d)(e)	63
(0.31)	14.96	(0.64)	10	0.70	(e)	4.50	(e)	1.14	(e)	41
—	15.36	2.40	10	0.71	(c)(e)	7.75	(c)(e)	1.11	(c)(e)	46

$(0.27)	$12.72	0.58%	$3,132	0.60	%(c)(e)	7.13	%(c)(e)	1.68	%(c)(e)	29%
(0.19)	12.92	(12.58)	4,294	0.60	(c)(d)(e)	4.91	(c)(d)(e)	1.24	(c)(d)(e)	63
(0.33)	14.97	(0.50)	6,034	0.60	(e)	4.48	(e)	1.22	(e)	41
—	15.37	2.47	5,155	0.61	(c)(e)	7.74	(c)(e)	1.21	(c)(e)	46

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Less than $0.01 per share.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	269

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Emerging Markets Value:
Class A
3/31/2016+	$12.34	$0.07	$0.54	$0.61	$(0.15)	$—
12/1/2014 - 9/30/2015#	15.45	0.49	(2.74)	(2.25)	(0.62)	(0.24)
11/30/2014	15.42	0.37	0.08	0.45	(0.42)	—
12/18/2012* - 11/30/2013	15.00	0.35	0.27	0.62	(0.20)	—
Class C
3/31/2016+	$12.31	$0.01	$0.56	$0.57	$(0.12)	$—
12/1/2014 - 9/30/2015#	15.40	0.36	(2.68)	(2.32)	(0.53)	(0.24)
11/30/2014	15.35	0.28	0.05	0.33	(0.28)	—
12/18/2012* - 11/30/2013	15.00	0.14	0.36	0.50	(0.15)	—
Class P
3/31/2016+	$12.46	$0.09	$0.54	$0.63	$(0.28)	$—
12/1/2014 - 9/30/2015#	15.56	0.49	(2.74)	(2.25)	(0.61)	(0.24)
11/30/2014	15.45	0.43	0.05	0.48	(0.37)	—
12/18/2012* - 11/30/2013	15.00	0.36	0.27	0.63	(0.18)	—
Institutional Class
3/31/2016+	$12.47	$0.07	$0.56	$0.63	$(0.19)	$—
12/1/2014 - 9/30/2015#	15.57	0.51	(2.74)	(2.23)	(0.63)	(0.24)
11/30/2014	15.46	0.46	0.03	0.49	(0.38)	—
12/18/2012* - 11/30/2013	15.00	0.39	0.26	0.65	(0.19)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.
(d)	Annualized, unless otherwise noted.
(e)	Certain expenses incurred by the Fund were not annualized.

270	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.15)	$12.80	(c)	4.99	%(c)	$1,304	1.47	%(d)(e)	7.09	%(d)(e)	1.19	%(d)(e)	62%
(0.86)	12.34		(15.12)		207	1.55	(d)(e)	6.55	(d)(e)	4.13	(d)(e)	93
(0.42)	15.45		2.94		110	1.55		4.86		2.33		85
(0.20)	15.42		4.14		19	1.55	(d)	17.07	(d)	2.41	(d)	67

$(0.12)	$12.76	(c)	4.63	%(c)	$110	2.24	%(d)(e)	7.78	%(d)(e)	0.22	%(d)(e)	62%
(0.77)	12.31		(15.62)		104	2.30	(d)(e)	7.39	(d)(e)	3.12	(d)(e)	93
(0.28)	15.40		2.19		73	2.30		5.60		1.82		85
(0.15)	15.35		3.40		25	2.30	(d)	19.41	(d)	1.00	(d)	67

$(0.28)	$12.81	(c)	5.14	%(c)	$31	1.31	%(d)(e)	6.85	%(d)(e)	1.44	%(d)(e)	62%
(0.85)	12.46		(15.03)		9	1.39	(d)(e)	5.87	(d)(e)	4.12	(d)(e)	93
(0.37)	15.56		3.13		11	1.39		4.64		2.77		85
(0.18)	15.45		4.25		11	1.41	(d)	7.72	(d)	2.49	(d)	67

$(0.19)	$12.91	(c)	5.09	%(c)	$6,643	1.24	%(d)(e)	6.77	%(d)(e)	1.18	%(d)(e)	62%
(0.87)	12.47		(14.91)		6,688	1.30	(d)(e)	5.93	(d)(e)	4.25	(d)(e)	93
(0.38)	15.57		3.18		7,889	1.30		4.63		2.96		85
(0.19)	15.46		4.38		6,470	1.30	(d)	7.78	(d)	2.70	(d)	67

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	271

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value:
Class A
3/31/2016+	$16.68	$0.21	$0.40	$0.61	$(0.24)	$(1.84)
12/1/2014 - 9/30/2015#	21.40	0.44	(3.06)	(2.62)	(0.60)	(1.50)
11/30/2014	22.08	0.61	0.30	0.91	(0.55)	(1.04)
11/30/2013	18.27	0.54	3.75	4.29	(0.44)	(0.04)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
Class C
3/31/2016+	$16.46	$0.15	$0.38	$0.53	$(0.37)	$(1.84)
12/1/2014 - 9/30/2015#	21.13	0.31	(3.03)	(2.72)	(0.45)	(1.50)
11/30/2014	21.82	0.43	0.31	0.74	(0.39)	(1.04)
11/30/2013	18.05	0.37	3.72	4.09	(0.28)	(0.04)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
Class P
3/31/2016+	$16.81	$0.22	$0.39	$0.61	$(0.46)	$(1.84)
12/1/2014 - 9/30/2015#	21.53	0.47	(3.08)	(2.61)	(0.61)	(1.50)
11/30/2014	22.21	0.65	0.30	0.95	(0.59)	(1.04)
11/30/2013	18.36	0.57	3.78	4.35	(0.46)	(0.04)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
Institutional Class
3/31/2016+	$16.62	$0.21	$0.41	$0.62	$(0.41)	$(1.84)
12/1/2014 - 9/30/2015#	21.30	0.45	(3.03)	(2.58)	(0.60)	(1.50)
11/30/2014	21.98	0.66	0.30	0.96	(0.60)	(1.04)
11/30/2013	18.18	0.60	3.73	4.33	(0.49)	(0.04)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

272	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(2.08)	$15.21	3.79%	$4,583	1.20	%(c)	2.43	%(c)	2.64	%(c)	34%
(2.10)	16.68	(13.26)	4,791	1.20	(c)(d)	1.72	(c)(d)	2.70	(c)(d)	38
(1.59)	21.40	4.32	11,999	1.20		1.46		2.82		49
(0.48)	22.08	23.80	10,705	1.21		1.51		2.68		43
(0.74)	18.27	9.98	7,355	1.32		1.71		3.13		41
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66
(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40

$(2.21)	$14.78	3.36%	$5,818	1.99	%(c)	3.17	%(c)	1.97	%(c)	34%
(1.95)	16.46	(13.86)	5,036	1.99	(c)(d)	2.56	(c)(d)	1.95	(c)(d)	38
(1.43)	21.13	3.52	5,587	1.99		2.22		2.03		49
(0.32)	21.82	22.88	5,720	2.00		2.27		1.83		43
(0.63)	18.05	9.03	3,948	2.07		2.46		2.34		41
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66
(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40

$(2.30)	$15.12	3.82%	$863	1.04	%(c)	2.20	%(c)	2.72	%(c)	34%
(2.11)	16.81	(13.13)	1,123	1.04	(c)(d)	1.44	(c)(d)	2.88	(c)(d)	38
(1.63)	21.53	4.48	1,811	1.04		1.28		2.99		49
(0.50)	22.21	24.06	1,685	1.05		1.32		2.77		43
(0.79)	18.36	10.11	1,089	1.12		1.51		3.32		41
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66
(1.19)	17.82	4.90	13	1.30		4.45		2.63		40

$(2.25)	$14.99	3.87%	$3,655	0.95	%(c)	2.11	%(c)	2.51	%(c)	34%
(2.10)	16.62	(13.10)	10,709	0.95	(c)(d)	1.40	(c)(d)	2.76	(c)(d)	38
(1.64)	21.30	4.58	42,981	0.95		1.18		3.08		49
(0.53)	21.98	24.16	51,318	0.96		1.21		2.96		43
(0.80)	18.18	10.19	39,215	1.02		1.40		3.38		41
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66
(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	273

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Small-Cap Value:
Class A
3/31/2016+	$18.19	$0.15	$0.35	$0.50	$(0.68)	$(0.39)
12/1/2014 - 9/30/2015#	21.37	0.40	(1.22)	(0.82)	(0.57)	(1.79)
11/30/2014	21.06	0.39	0.62	1.01	(0.26)	(0.44)
11/30/2013	17.10	0.35	4.03	4.38	(0.33)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.07	2.03	2.10	—	—
Class C
3/31/2016+	$17.91	$0.06	$0.36	$0.42	$(0.54)	$(0.39)
12/1/2014 - 9/30/2015#	21.11	0.28	(1.21)	(0.93)	(0.48)	(1.79)
11/30/2014	21.04	0.23	0.63	0.86	(0.35)	(0.44)
11/30/2013	17.04	0.16	4.09	4.25	(0.16)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.09	1.95	2.04	—	—
Class P
3/31/2016+	$18.40	$0.15	$0.36	$0.51	$(0.77)	$(0.39)
12/1/2014 - 9/30/2015#	21.70	0.46	(1.27)	(0.81)	(0.70)	(1.79)
11/30/2014	21.27	0.44	0.62	1.06	(0.19)	(0.44)
11/30/2013	17.11	0.39	4.05	4.44	(0.19)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.16	1.95	2.11	—	—
Institutional Class
3/31/2016+	$18.49	$0.14	$0.38	$0.52	$(0.54)	$(0.39)
12/1/2014 - 9/30/2015#	21.59	0.46	(1.25)	(0.79)	(0.52)	(1.79)
11/30/2014	21.28	0.45	0.63	1.08	(0.33)	(0.44)
11/30/2013	17.12	0.43	4.03	4.46	(0.21)	(0.09)
6/1/2012* - 11/30/2012	15.00	0.17	1.95	2.12	—	—
Class R6
3/31/2016+	$18.49	$0.43	$0.09	$0.52	$(0.89)	$(0.39)
9/8/2015* - 9/30/2015#	19.04	0.04	(0.59)	(0.55)	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

274	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.07)	$17.62	2.71%	$7,532	1.31	%(c)	4.18	%(c)	1.77	%(c)	56%
(2.36)	18.19	(4.14)	1,657	1.46	(c)(d)	3.08	(c)(d)	2.43	(c)(d)	74
(0.70)	21.37	4.98	2,736	1.45		2.64		1.80		76
(0.42)	21.06	26.08	2,272	1.45		4.81		1.81		50
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(0.93)	$17.40	2.32%	$1,150	2.08	%(c)	4.77	%(c)	0.70	%(c)	56%
(2.27)	17.91	(4.78)	1,250	2.21	(c)(d)	3.91	(c)(d)	1.73	(c)(d)	74
(0.79)	21.11	4.24	1,340	2.20		3.40		1.07		76
(0.25)	21.04	25.20	521	2.20		5.66		0.80		50
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(1.16)	$17.75	2.78%	$69	1.17	%(c)	3.80	%(c)	1.71	%(c)	56%
(2.49)	18.40	(4.03)	47	1.31	(c)(d)	2.92	(c)(d)	2.74	(c)(d)	74
(0.63)	21.70	5.17	39	1.30		2.39		1.98		76
(0.28)	21.27	26.28	14	1.31		4.63		2.04		50
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(0.93)	$18.08	2.79%	$3,241	1.09	%(c)	3.65	%(c)	1.51	%(c)	56%
(2.31)	18.49	(3.92)	6,832	1.21	(c)(d)	2.82	(c)(d)	2.75	(c)(d)	74
(0.77)	21.59	5.27	13,979	1.20		2.31		2.03		76
(0.30)	21.28	26.40	11,873	1.21		4.66		2.22		50
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

$(1.28)	$17.73	2.82%	$146	0.96	%(c)	6.45	%(c)	5.07	%(c)	56%
—	18.49	(2.89)	10	1.10	(c)(d)	3.29	(c)(d)	3.68	(c)(d)	74

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	275

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
3/31/2016+	$15.65	$0.11	$0.09	$0.20	$(0.16)	$—
12/1/2014 - 9/30/2015#	17.99	0.35	(2.31)	(1.96)	(0.32)	(0.06)
11/30/2014	19.17	0.47	(0.44)	0.03	(0.56)	(0.65)
11/30/2013	16.36	0.34	2.71	3.05	(0.22)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
3/31/2016+	$15.53	$0.05	$0.09	$0.14	$— (e)	$—
12/1/2014 - 9/30/2015#	17.82	0.22	(2.27)	(2.05)	(0.18)	(0.06)
11/30/2014	19.04	0.32	(0.43)	(0.11)	(0.46)	(0.65)
11/30/2013	16.32	0.18	2.73	2.91	(0.17)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class P
3/31/2016+	$15.65	$0.11	$0.11	$0.22	$(0.17)	$—
12/1/2014 - 9/30/2015#	17.99	0.39	(2.32)	(1.93)	(0.35)	(0.06)
11/30/2014	19.24	0.38	(0.32)	0.06	(0.66)	(0.65)
11/30/2013	16.38	0.36	2.73	3.09	(0.21)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
3/31/2016+	$15.69	$0.12	$0.11	$0.23	$(0.17)	$—
12/1/2014 - 9/30/2015#	18.03	0.38	(2.31)	(1.93)	(0.35)	(0.06)
11/30/2014	19.26	0.57	(0.50)	0.07	(0.65)	(0.65)
11/30/2013	16.38	0.36	2.76	3.12	(0.22)	(0.02)
12/1/2011* - 11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.
(e)	Less than $(0.01) per share.

276	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.16)	$15.69	1.29%	$367	1.20	%(c)	1.77	%(c)	1.42	%(c)	20%
(0.38)	15.65	(11.10)	257	1.20	(c)(d)	1.76	(c)(d)	2.39	(c)(d)	43
(1.21)	17.99	0.25	167	1.20		2.46		2.53		34
(0.24)	19.17	18.89	75	1.23		7.16		1.93		20
(0.26)	16.36	10.99	49	1.30	(c)	10.98	(c)	1.89	(c)	22

$— (e)	$15.67	0.90%	$191	1.95	%(c)	2.54	%(c)	0.68	%(c)	20%
(0.24)	15.53	(11.66)	118	1.95	(c)(d)	2.49	(c)(d)	1.53	(c)(d)	43
(1.11)	17.82	(0.53)	79	1.95		3.23		1.76		34
(0.19)	19.04	18.02	47	1.97		8.26		1.02		20
(0.18)	16.32	10.17	11	2.05	(c)	10.82	(c)	1.45	(c)	22

$(0.17)	$15.70	1.40%	$514	1.00	%(c)	1.55	%(c)	1.46	%(c)	20%
(0.41)	15.65	(10.93)	577	1.00	(c)(d)	1.42	(c)(d)	2.64	(c)(d)	43
(1.31)	17.99	0.40	118	1.01		2.11		2.08		34
(0.23)	19.24	19.10	13	1.05		6.87		2.05		20
(0.28)	16.38	11.28	11	1.05	(c)	9.92	(c)	2.45	(c)	22

$(0.17)	$15.75	1.46%	$42,837	0.95	%(c)	1.45	%(c)	1.55	%(c)	20%
(0.41)	15.69	(10.91)	42,593	0.95	(c)(d)	1.40	(c)(d)	2.59	(c)(d)	43
(1.30)	18.03	0.45	38,983	0.95		1.78		3.05		34
(0.24)	19.26	19.25	4,170	0.95		6.77		2.06		20
(0.30)	16.38	11.36	4,396	0.95	(c)	9.93	(c)	2.50	(c)	22

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	277

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
3/31/2016+	$15.04	$0.38	$(0.33)	$0.05	$(0.49)	$—
12/1/2014 - 9/30/2015#	15.59	0.57	(0.46)	0.11	(0.66)	—
11/30/2014	15.92	0.64	(0.23)	0.41	(0.74)	—
11/30/2013	15.97	0.63	0.09	0.72	(0.76)	(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* - 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
3/31/2016+	$15.00	$0.36	$(0.33)	$0.03	$(0.45)	$—
12/1/2014 - 9/30/2015#	15.56	0.53	(0.46)	0.07	(0.63)	—
11/30/2014	15.89	0.60	(0.23)	0.37	(0.70)	—
11/30/2013	15.94	0.59	0.09	0.68	(0.72)	(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class P
3/31/2016+	$15.03	$0.39	$(0.32)	$0.07	$(0.53)	$—
12/1/2014 - 9/30/2015#	15.58	0.60	(0.47)	0.13	(0.68)	—
11/30/2014	15.92	0.66	(0.23)	0.43	(0.77)	—
11/30/2013	15.96	0.66	0.10	0.76	(0.79)	(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
3/31/2016+	$15.05	$0.40	$(0.33)	$0.07	$(0.55)	$—
12/1/2014 - 9/30/2015#	15.60	0.60	(0.45)	0.15	(0.70)	—
11/30/2014	15.94	0.68	(0.24)	0.44	(0.78)	—
11/30/2013	15.99	0.67	0.09	0.76	(0.80)	(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* - 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

278	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.49)	$14.60	0.38%	$173,994	0.86	%(c)	0.86	%(c)	5.17	%(c)	23%
(0.66)	15.04	0.67	164,978	0.86	(c)(d)	0.86	(c)(d)	4.44	(c)(d)	65
(0.74)	15.59	2.60	163,070	0.85		0.88		4.01		94
(0.77)	15.92	4.60	168,536	0.85		0.90		3.98		63
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.45)	$14.58	0.28%	$106,508	1.13	%(c)	1.13	%(c)	4.92	%(c)	23%
(0.63)	15.00	0.38	100,557	1.15	(c)(d)	1.15	(c)(d)	4.15	(c)(d)	65
(0.70)	15.56	2.38	89,801	1.10		1.13		3.78		94
(0.73)	15.89	4.36	63,680	1.10		1.16		3.74		63
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.53)	$14.57	0.55%	$283,096	0.67	%(c)	0.67	%(c)	5.34	%(c)	23%
(0.68)	15.03	0.83	330,431	0.64	(c)(d)	0.64	(c)(d)	4.65	(c)(d)	65
(0.77)	15.58	2.74	248,345	0.70		0.70		4.20		94
(0.80)	15.92	4.83	121,747	0.70		0.71		4.14		63
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.55)	$14.57	0.52%	$343,454	0.60	%(c)	0.60	%(c)	5.41	%(c)	23%
(0.70)	15.05	0.91	445,473	0.60	(c)(d)	0.60	(c)(d)	4.70	(c)(d)	65
(0.78)	15.60	2.81	225,643	0.60		0.60		4.28		94
(0.81)	15.94	4.87	179,676	0.61		0.61		4.23		63
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	279

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Structured Return:
Class A
3/31/2016+	$15.47	$0.12	$0.12	$0.24	$(0.10)	$(0.18)
12/1/2014 - 9/30/2015#	15.64	0.16	0.28	0.44	— (d)	(0.61)
11/30/2014	15.87	(0.12)	0.65	0.53	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.28)	1.15	0.87	—	—
Class C
3/31/2016+	$15.12	$0.02	$0.17	$0.19	$(0.08)	$(0.18)
12/1/2014 - 9/30/2015#	15.39	0.09	0.25	0.34	— (d)	(0.61)
11/30/2014	15.73	(0.25)	0.67	0.42	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.39)	1.12	0.73	—	—
Class P
3/31/2016+	$15.53	$0.12	$0.15	$0.27	$(0.18)	$(0.18)
12/1/2014 - 9/30/2015#	15.69	0.21	0.24	0.45	— (d)	(0.61)
11/30/2014	15.89	(0.15)	0.71	0.56	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.26)	1.15	0.89	—	—
Institutional Class
3/31/2016+	$15.54	$0.11	$0.16	$0.27	$(0.11)	$(0.18)
12/1/2014 - 9/30/2015#	15.72	0.22	0.24	0.46	(0.03)	(0.61)
11/30/2014	15.90	(0.08)	0.66	0.58	—	(0.76)
12/3/2012* - 11/30/2013	15.00	(0.24)	1.14	0.90	—	—
AllianzGI U.S. Equity Hedged:
Class A
3/31/2016+	$15.79	$0.06	$(0.09)	$(0.03)	$(0.23)	$—
12/1/2014 - 9/30/2015#	17.74	0.14	(1.09)	(0.95)	(0.02)	(0.98)
11/30/2014	17.26	0.12	1.45	1.57	(0.15)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.12	2.14	2.26	—	—
Class C
3/31/2016+	$15.43	$0.02	$(0.09)	$(0.07)	$(0.36)	$—
12/1/2014 - 9/30/2015#	17.45	0.05	(1.09)	(1.04)	— (d)	(0.98)
11/30/2014	17.14	(0.01)	1.44	1.43	(0.18)	(0.94)
12/3/2012* - 11/30/2013	15.00	— (d)	2.14	2.14	—	—
Class P
3/31/2016+	$15.92	$0.08	$(0.09)	$(0.01)	$(0.42)	$—
12/1/2014 - 9/30/2015#	17.90	0.15	(1.10)	(0.95)	(0.05)	(0.98)
11/30/2014	17.29	0.15	1.47	1.62	(0.07)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.15	2.14	2.29	—	—
Institutional Class
3/31/2016+	$15.86	$0.04	$(0.04)	$—	$(0.32)	$—
12/1/2014 - 9/30/2015#	17.89	0.18	(1.11)	(0.93)	(0.12)	(0.98)
11/30/2014	17.31	0.17	1.46	1.63	(0.11)	(0.94)
12/3/2012* - 11/30/2013	15.00	0.17	2.14	2.31	—	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

280	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.28)	$15.43		1.55%		$60,316	1.15	%(c)(e)(f)	1.15	%(c)(e)(f)	1.57	%(c)(e)(f)	143%
(0.61)	15.47		2.93		8,014	1.15	(c)(e)(f)	1.58	(c)(e)(f)	1.28	(c)(e)(f)	34
(0.76)	15.64		3.52		2,551	1.52		4.22		(0.75)		229
—	15.87		5.80		517	1.90	(c)	7.34	(c)	(1.86	)(c)	—

$(0.26)	$15.05		1.23%		$7,404	1.90	%(c)(e)(f)	1.92	%(c)(e)(f)	0.30	%(c)(e)(f)	143%
(0.61)	15.12		2.31		3,803	1.90	(c)(e)(f)	2.09	(c)(f)(e)	0.70	(c)(e)(f)	34
(0.76)	15.39		2.82		138	2.31		4.74		(1.64)		229
—	15.73		4.87		74	2.65	(c)	6.91	(c)	(2.60	)(c)	—

$(0.36)	$15.44		1.72%		$9,680	1.00	%(c)(e)(f)	1.00	%(c)(e)(f)	1.57	%(c)(e)(f)	143%
(0.61)	15.53		2.99		503	1.00	(c)(e)(f)	1.16	(c)(e)(f)	1.67	(c)(f)(e)	34
(0.76)	15.69		3.72		37	1.50		3.73		(1.00)		229
—	15.89		5.93		61	1.75	(c)	5.97	(c)	(1.69	)(c)	—

$(0.29)	$15.52		1.72%		$96,800	0.90	%(c)(e)(f)	0.90	%(c)(e)(f)	1.38	%(c)(e)(f)	143%
(0.64)	15.54		3.08		55,028	0.90	(c)(e)(f)	1.22	(c)(e)(f)	1.71	(c)(e)(f)	34
(0.76)	15.72		3.84		15,142	1.28		3.65		(0.54)		229
—	15.90		6.00		7,978	1.65	(c)	5.64	(c)	(1.60	)(c)	—

$(0.23)	$15.53	(g)	(0.19	)%(g)	$666	1.25	%(c)(e)	2.92	%(c)(e)	0.75	%(c)(e)	1%
(1.00)	15.79		(5.68)		1,067	1.26	(c)(e)(f)	2.31	(c)(e)(f)	0.98	(c)(e)(f)	98
(1.09)	17.74	(g)	9.57	(g)	1,491	1.25		3.70		0.70		5
—	17.26		15.07		1,416	1.25	(c)	9.81	(c)	0.74	(c)	6

$(0.36)	$15.00	(g)	(0.49	)%(g)	$365	2.00	%(c)(e)	3.76	%(c)(e)	0.32	%(c)(e)	1%
(0.98)	15.43		(6.31)		280	2.01	(c)(e)(f)	2.93	(c)(e)(f)	0.36	(c)(e)(f)	98
(1.12)	17.45	(g)	8.78	(g)	180	2.00		4.48		(0.05)		5
—	17.14		14.27		122	2.00	(c)	11.10	(c)	(0.01	)(c)	6

$(0.42)	$15.49	(g)	(0.14	)%(g)	$12	1.10	%(c)(e)	2.62	%(c)(e)	1.02	%(c)(e)	1%
(1.03)	15.92		(5.62)		12	1.11	(c)(e)(f)	1.91	(c)(e)(f)	1.06	(c)(e)(f)	98
(1.01)	17.90	(g)	9.77	(g)	13	1.10		3.38		0.85		5
—	17.29		15.27		12	1.11	(c)	8.71	(c)	0.96	(c)	6

$(0.32)	$15.54	(g)	(0.05	)%(g)	$6,609	1.00	%(c)(e)	2.51	%(c)(e)	0.52	%(c)(e)	1%
(1.10)	15.86		(5.55)		12,973	1.01	(c)(e)(f)	1.98	(c)(e)(f)	1.27	(c)(e)(f)	98
(1.05)	17.89	(g)	9.87	(g)	12,678	1.00		3.04		1.00		5
—	17.31		15.40		5,395	1.00	(c)	8.82	(c)	1.05	(c)	6

(c)	Annualized, unless otherwise noted.
(d)	Less than $(0.01) per share.
(e)	Does not include expenses of the investment companies in which the Fund invests.
(f)	Certain expenses incurred by the Fund were not annualized.
(g)	Payments from Affiliates increased net asset value and total return by less than $0.01 and 0.01%, respectively.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	281

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI U.S. Small-Cap Growth:
Class A
3/31/2016+	$14.61	$(0.05)	$(0.81)	$(0.86)	$(1.17)
12/1/2014 - 9/30/2015#	17.45	(0.12)	(1.21)	(1.33)	(1.51)
11/30/2014	19.09	(0.19)	0.36	0.17	(1.81)
11/30/2013	13.25	(0.15)	6.27	6.12	(0.28)
11/30/2012	13.34	(0.08)	0.98	0.90	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.11)	(0.32)	(0.43)	—
Class C
3/31/2016+	$14.02	$(0.10)	$(0.78)	$(0.88)	$(1.17)
12/1/2014 - 9/30/2015#	16.90	(0.22)	(1.15)	(1.37)	(1.51)
11/30/2014	18.68	(0.31)	0.34	0.03	(1.81)
11/30/2013	13.07	(0.25)	6.14	5.89	(0.28)
11/30/2012	13.25	(0.18)	0.99	0.81	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.22)	(0.30)	(0.52)	—
Class R
3/31/2016+	$14.44	$(0.07)	$(0.80)	$(0.87)	$(1.17)
12/1/2014 - 9/30/2015#	17.29	(0.15)	(1.19)	(1.34)	(1.51)
11/30/2014	18.98	(0.22)	0.34	0.12	(1.81)
11/30/2013	13.19	(0.17)	6.24	6.07	(0.28)
11/30/2012	13.31	(0.11)	0.98	0.87	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.15)	(0.31)	(0.46)	—
Class P
3/31/2016+	$14.81	$(0.04)	$(0.83)	$(0.87)	$(1.17)
12/1/2014 - 9/30/2015#	17.64	(0.10)	(1.22)	(1.32)	(1.51)
11/30/2014	19.25	(0.15)	0.35	0.20	(1.81)
11/30/2013	13.32	(0.11)	6.32	6.21	(0.28)
11/30/2012	13.37	(0.04)	0.98	0.94	(0.99)
12/20/2010* - 11/30/2011	13.77	(0.09)	(0.31)	(0.40)	—
Institutional Class
3/31/2016+	$14.88	$(0.04)	$(0.82)	$(0.86)	$(1.17)
12/1/2014 - 9/30/2015#	17.71	(0.09)	(1.23)	(1.32)	(1.51)
11/30/2014	19.30	(0.14)	0.36	0.22	(1.81)
11/30/2013	13.35	(0.08)	6.31	6.23	(0.28)
11/30/2012	13.39	(0.04)	0.99	0.95	(0.99)
11/30/2011	12.84	(0.07)	0.62	0.55	–
11/30/2010	10.05	(0.06)	2.85	2.79	–

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.

282	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$12.58	(6.63)%	$2,984	1.40	%(c)	2.08	%(c)	(0.74	)%(c)	69%
14.61	(8.17)	3,057	1.40	(c)(d)	1.75	(c)(d)	(0.86	)(c)(d)	79
17.45	1.31	3,277	1.44		1.89		(1.05)		69
19.09	47.16	4,971	1.50		1.91		(0.90)		81
13.25	7.67	1,359	1.50		2.45		(0.59)		92
13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$11.97	(7.07)%	$553	2.20	%(c)	2.92	%(c)	(1.54	)%(c)	69%
14.02	(8.72)	634	2.20	(c)(d)	2.59	(c)(d)	(1.66	)(c)(d)	79
16.90	0.53	661	2.20		2.69		(1.81)		69
18.68	46.03	606	2.21		2.73		(1.57)		81
13.07	6.99	228	2.22		3.16		(1.35)		92
13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$12.40	(6.78)%	$18	1.65	%(c)	2.40	%(c)	(1.00	)%(c)	69%
14.44	(8.32)	22	1.65	(c)(d)	2.03	(c)(d)	(1.10	)(c)(d)	79
17.29	1.03	29	1.66		2.20		(1.26)		69
18.98	46.99	26	1.67		2.16		(1.03)		81
13.19	7.44	10	1.70		2.60		(0.84)		92
13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$12.77	(6.60)%	$297	1.25	%(c)	1.92	%(c)	(0.58	)%(c)	69%
14.81	(8.01)	272	1.25	(c)(d)	1.55	(c)(d)	(0.72	)(c)(d)	79
17.64	1.47	214	1.25		1.76		(0.84)		69
19.25	47.60	110	1.25		1.74		(0.69)		81
13.32	7.97	19	1.25		2.25		(0.27)		92
13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$12.85	(6.51)%	$22,432	1.16	%(c)	1.85	%(c)	(0.53	)%(c)	69%
14.88	(7.98)	32,670	1.16	(c)(d)	1.53	(c)(d)	(0.62	)(c)(d)	79
17.71	1.57	33,231	1.16		1.66		(0.76)		69
19.30	47.64	29,116	1.16		1.69		(0.48)		81
13.35	8.05	20,140	1.15		2.09		(0.29)		92
13.39	4.28	20,862	1.15		1.99		(0.53)		111
12.84	27.76	20,079	1.19		1.71		(0.57)		168

(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	283

Financial Highlights (cont’d)

For a Share Outstanding for the Period ended:

	Net Asset Value, Beginning of Period	Net Investment Loss (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Distributions from Net Realized Capital Gains
AllianzGI Ultra Micro Cap:
Class A
3/31/2016+	$22.58	$(0.19)	$(1.04)	$(1.23)	$(1.99)
12/1/2014 - 9/30/2015#	23.75	(0.35)	(0.61)	(0.96)	(0.21)
11/30/2014	24.34	(0.44)	(0.04)	(0.48)	(0.11)
11/30/2013	15.53	(0.29)	9.11	8.82	(0.01)
12/19/2011* - 11/30/2012	12.82	(0.14)	2.85	2.71	—
Class P
3/31/2016+	$22.74	$(0.16)	$(1.06)	$(1.22)	$(1.99)
12/1/2014 - 9/30/2015#	23.86	(0.30)	(0.61)	(0.91)	(0.21)
11/30/2014	24.40	(0.39)	(0.04)	(0.43)	(0.11)
11/30/2013	15.54	(0.24)	9.11	8.87	(0.01)
11/30/2012	13.26	(0.20)	2.71	2.51	(0.23)
12/27/2010* - 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	(0.03)
Institutional Class
3/31/2016+	$22.77	$(0.16)	$(1.05)	$(1.21)	$(1.99)
12/1/2014 - 9/30/2015#	23.93	(0.34)	(0.61)	(0.95)	(0.21)
11/30/2014	24.49	(0.40)	(0.05)	(0.45)	(0.11)
11/30/2013	15.59	(0.26)	9.17	8.91	(0.01)
11/30/2012	13.29	(0.19)	2.72	2.53	(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—

+	Unaudited
#	Fiscal year end changed from November 30th to September 30th.
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to U.S. GAAP. Total return for a period of less than one year is not annualized.
(c)	Annualized, unless otherwise noted.
(d)	Certain expenses incurred by the Fund were not annualized.

284	Semiannual Report	| March 31, 2016 |	See accompanying Notes to Financial Statements

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Loss to Average Net Assets		Portfolio Turnover Rate

$19.36	(6.32)%	$26,219	2.20	%(c)	2.20	%(c)	(1.80	)%(c)	14%
22.58	(4.08)	41,119	2.08	(c)(d)	2.08	(c)(d)	(1.70	)(c)(d)	43
23.75	(1.98)	53,192	2.16		2.16		(1.81)		66
24.34	56.82	61,525	2.20		2.30		(1.41)		59
15.53	21.14	6,862	2.36	(c)	3.36	(c)	(0.96	)(c)	114

$19.53	(6.22)%	$5,990	1.91	%(c)	1.91	%(c)	(1.51	)%(c)	14%
22.74	(3.84)	7,710	1.81	(c)(d)	1.81	(c)(d)	(1.42	)(c)(d)	43
23.86	(1.77)	10,561	1.94		1.94		(1.67)		66
24.40	57.10	858	2.01		2.07		(1.19)		59
15.54	19.26	252	2.18		3.08		(1.38)		114
13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$19.57	(6.17)%	$29,089	1.90	%(c)	1.90	%(c)	(1.51	)%(c)	14%
22.77	(4.00)	43,621	1.97	(c)(d)	1.97	(c)(d)	(1.60	)(c)(d)	43
23.93	(1.84)	49,525	2.00		2.00		(1.65)		66
24.49	57.18	62,641	2.00		2.00		(1.24)		59
15.59	19.37	9,296	2.08		3.15		(1.32)		114
13.29	6.04	9,757	2.24		3.53		(2.06)		101
13.25	48.38	4,629	2.29		5.40		(1.99)		123

See accompanying Notes to Financial Statements	| March 31, 2016 |	Semiannual Report	285

Notes to Financial Statements

March 31, 2016 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Allianz Funds Multi-Strategy Trust (the “Trust”) was organized on January 10, 2008, as an open-end registered investment management company organized as a Massachusetts business trust. The Trust follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services-Investment Companies. As of March 31, 2016, the Trust consisted of forty separate investment series (each a “Fund” and collectively the “Funds”). Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) serves as the Funds’ investment manager and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”), each an affiliate of the Investment Manager (each a “Sub-Adviser” and collectively the “Sub-Advisers”) serve as the Funds’ sub-advisers. The Investment Manager, AllianzGI U.S. and NFJ are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Currently, the Trust may offer up to seven classes of shares to new and existing investors: A, C, R, P, Institutional, R6 and Administrative. Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. Shares of AllianzGI Convertible are currently not available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds are no longer permitted to exchange any of their shares for shares of AllianzGI Convertible, with certain exceptions.

The following Funds sold and issued shares of beneficial interest to Allianz Funds Investments, Inc. (“AFI”) during the periods ended March 31, 2016, September 30, 2015 and November 30, 2014. AFI is an indirect, wholly-owned subsidiary of Allianz SE.

AllianzGI Global Allocation
Class	Date	Shares	Amount
R6	9/8/15	908	$10,000

AllianzGI Global Dynamic Allocation
Class	Date	Shares	Amount
R6	2/1/16	578	$10,000

AllianzGI Global Megatrends
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
P	2/2/15	666	10,000
Institutional	2/2/15	200,000	3,000,000
Totals		201,333	$3,020,000

AllianzGI Best Styles Emerging Markets Equity
Class	Date	Shares	Amount
P	12/9/14	666	$10,000
Institutional	12/9/14	667	10,000
R6	12/9/14	333,333	5,000,000
Totals		334,666	$5,020,000

AllianzGI Best Styles Global Equity
Class	Date	Shares	Amount
A	9/2/14	606	$10,000
P	12/22/14	641	10,000
Institutional	9/2/14	606	10,000
R6	12/2/13	333,333	5,000,000
Totals		335,186	$5,030,000

AllianzGI Best Styles International Equity
Class	Date	Shares	Amount
P	12/9/14	666	$10,000
Institutional	12/9/14	667	10,000
R6	12/9/14	333,333	5,000,000
Totals		334,666	$5,020,000

AllianzGI Best Styles U.S. Equity
Class	Date	Shares	Amount
P	12/1/14	666	$10,000
Institutional	12/1/14	667	10,000
R6	12/1/14	200,000	3,000,000
Totals		201,333	$3,020,000

AllianzGI Emerging Markets Consumer
Class	Date	Shares	Amount
A	12/1/14	667	$10,000
Institutional	12/1/14	200,000	3,000,000
Totals		200,667	$3,010,000

AllianzGI Emerging Markets Debt
Class	Date	Shares	Amount
A	9/15/14	667	$10,000
C	9/15/14	666	10,000
P	9/15/14	667	10,000
Institutional	9/15/14	2,000,000	30,000,000
Totals		2,002,000	$30,030,000

AllianzGI Emerging Markets Small-Cap
Class	Date	Shares	Amount
A	12/1/14	667	$10,000
Institutional	12/1/14	200,000	3,000,000
Totals		200,667	$3,010,000

286	March 31, 2016 |	Semiannual Report

AllianzGI Europe Equity Dividend
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
C	2/2/15	667	10,000
P	2/2/15	666	10,000
Institutional	2/2/15	200,000	3,000,000
Totals		202,000	$3,030,000

AllianzGI Global Sustainability
Class	Date	Shares	Amount
A	12/9/14	667	$10,000
P	12/9/14	666	10,000
Institutional	12/9/14	200,000	3,000,000
Totals		201,333	$3,020,000

AllianzGI International Growth
Class	Date	Shares	Amount
A	2/2/15	667	$10,000
Institutional	2/2/15	200,000	3,000,000
Totals		200,667	$3,010,000

AllianzGI International Small-Cap
Class	Date	Shares	Amount
R6	2/1/16	298	$10,000

AllianzGI NFJ International Small-Cap Value
Class	Date	Shares	Amount
R6	9/8/15	525	$10,000

The investment objective of the Funds are disclosed below. There can be no assurance that the Funds will meet their stated objectives.

Investment Objective
AllianzGI Retirement 2015	The Funds seek capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income and, secondarily, capital appreciation.
AllianzGI Retirement 2020
AllianzGI Retirement 2025
AllianzGI Retirement 2030
AllianzGI Retirement 2035
AllianzGI Retirement 2040
AllianzGI Retirement 2045
AllianzGI Retirement 2050
AllianzGI Retirement 2055
AllianzGI Retirement Income	The Fund seeks current income and secondarily, capital appreciation.
AllianzGI Global Allocation	The Fund seeks after-inflation capital appreciation and current income.
AllianzGI Global Dynamic Allocation	The Fund seeks after-inflation capital appreciation and, secondarily, current income.
AllianzGI Global Megatrends	The Funds seek long-term capital appreciation.
AllianzGI Best Styles Emerging Markets Equity
AllianzGI Best Styles Global Equity
AllianzGI Best Styles International Equity
AllianzGI Best Styles U.S. Equity
AllianzGI China Equity
AllianzGI Emerging Markets Consumer
AllianzGI Emerging Markets Small-Cap
AllianzGI Europe Equity Dividend
AllianzGI Global Sustainability
AllianzGI Global Water
AllianzGI International Growth
AllianzGI NFJ Emerging Markets Value
AllianzGI NFJ International Small-Cap Value
AllianzGI NFJ International Value II
AllianzGI Structured Return
AllianzGI Convertible	The Fund seeks maximum total return, consisting of capital appreciation and current income.
AllianzGI Emerging Markets Debt	The Fund seeks long-term capital appreciation and current income.
AllianzGI Global Fundamental Strategy	The Fund seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in broad range of global asset classes.

Semiannual Report	| March 31, 2016	287

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

Investment Objective
AllianzGI High Yield Bond	The Fund seeks a high level of current income and capital growth.
AllianzGI International Small-Cap	The Funds seek maximum long-term capital appreciation.
AllianzGI Micro Cap
AllianzGI U.S. Small-Cap Growth
AllianzGI Ultra Micro Cap
AllianzGI NFJ Global Dividend Value	The Fund seeks long-term growth of capital and income.
AllianzGI Multi-Asset Real Return	The Fund seeks long-term capital appreciation emphasizing inflation-adjusted returns.
AllianzGI Short Duration High Income	The Fund seeks a high level of current income with lower volatility than the broader high yield market.
AllianzGI U.S. Equity Hedged	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments.   Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. Investments in mutual funds are valued at the NAV as reported on each business day. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. The market value for NASDAQ Global Market and NASDAQ Capital Market securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded futures are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available

(including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the Investment Manager and the Sub-Advisers. The Trust’s Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. Each Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager (in consultation with the Sub-Advisers) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of each share class of a Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. The NAV of each share class of a Fund is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business.

288	March 31, 2016 |	Semiannual Report

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of each share class of a Fund is calculated. With respect to certain foreign securities, the Funds may fair-value securities using modeling tools provided by third-party vendors. The Funds have retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Funds for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of each share class of a Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

(b) Fair Value Measurements.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1—quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3—valuations based on significant unobservable inputs (including the Sub-Advisers’ or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the six months ended March 31, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities—Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations—Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent

Semiannual Report	| March 31, 2016	289

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds—Convertible bonds are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts—Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) options are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps—OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker/dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans—Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at March 31, 2016 in valuing each Fund’s assets and liabilities is listed below (refer to the Schedules of Investments and Notes 7(b), 7(c) and 7(d) for more detailed information on Investments in Securities and Other Financial Instruments):

AllianzGI Retirement 2015:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$19,172,391	—	—	$19,172,391
Exchange-Traded Funds	7,160,404	—	—	7,160,404
Repurchase Agreements	—	$273,000	—	273,000
Totals	$26,332,795	$273,000	—	$26,605,795

AllianzGI Retirement 2020:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$41,098,715	—	—	$41,098,715
Exchange-Traded Funds	13,284,395	—	—	13,284,395
Repurchase Agreements	—	$929,000	—	929,000
Totals	$54,383,110	$929,000	—	$55,312,110

290	March 31, 2016 |	Semiannual Report

AllianzGI Retirement 2025:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$45,960,418	—	—	$45,960,418
Exchange-Traded Funds	13,229,385	—	—	13,229,385
Repurchase Agreements	—	$1,035,000	—	1,035,000
Totals	$59,189,803	$1,035,000	—	$60,224,803

AllianzGI Retirement 2030:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$50,252,012	—	—	$50,252,012
Exchange-Traded Funds	11,938,754	—	—	11,938,754
Repurchase Agreements	—	$1,396,000	—	1,396,000
Totals	$62,190,766	$1,396,000	—	$63,586,766

AllianzGI Retirement 2035:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$39,060,758	—	—	$39,060,758
Exchange-Traded Funds	8,428,205	—	—	8,428,205
Repurchase Agreements	—	$2,399,000	—	2,399,000
	47,488,963	2,399,000	—	49,887,963
Other Financial Instruments* – Assets
Market Price	10,600	—	—	10,600
Totals	$47,499,563	$2,399,000	—	$49,898,563

AllianzGI Retirement 2040:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$33,048,051	—	—	$33,048,051
Exchange-Traded Funds	6,792,927	—	—	6,792,927
Repurchase Agreements	—	$2,101,000	—	2,101,000
	39,840,978	2,101,000	—	41,941,978
Other Financial Instruments* – Assets
Market Price	21,201	—	—	21,201
Other Financial Instruments* – Liabilities
Market Price	(573)	—	—	(573)
Totals	$39,861,606	$2,101,000	—	$41,962,606

Semiannual Report	| March 31, 2016	291

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Retirement 2045:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$20,938,548	—	—	$20,938,548
Exchange-Traded Funds	2,680,843	—	—	2,680,843
Repurchase Agreements	—	$1,292,000	—	1,292,000
	23,619,391	1,292,000	—	24,911,391
Other Financial Instruments* – Assets
Market Price	14,840	—	—	14,840
Other Financial Instruments* – Liabilities
Market Price	(573)	—	—	(573)
Totals	$23,633,658	$1,292,000	—	$24,925,658

AllianzGI Retirement 2050:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$18,366,750	—	—	$18,366,750
Exchange-Traded Funds	2,442,427	—	—	2,442,427
Repurchase Agreements	—	$1,019,000	—	1,019,000
	20,809,177	1,019,000	—	21,828,177
Other Financial Instruments* – Assets
Market Price	12,720	—	—	12,720
Other Financial Instruments* – Liabilities
Market Price	(716)	—	—	(716)
Totals	$20,821,181	$1,019,000	—	$21,840,181

AllianzGI Retirement 2055:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$5,136,866	—	—	$5,136,866
Exchange-Traded Funds	656,960	—	—	656,960
Repurchase Agreements	—	$354,000	—	354,000
	5,793,826	354,000	—	6,147,826
Other Financial Instruments* – Assets
Market Price	4,240	—	—	4,240
Other Financial Instruments* – Liabilities
Market Price	(286)	—	—	(286)
Totals	$5,797,780	$354,000	—	$6,151,780

AllianzGI Retirement Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$21,294,607	—	—	$21,294,607
Exchange-Traded Funds	2,405,676	—	—	2,405,676
Repurchase Agreements	—	$345,000	—	345,000
Totals	$23,700,283	$345,000	—	$24,045,283

292	March 31, 2016 |	Semiannual Report

AllianzGI Global Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$432,242,813	—	—	$432,242,813
Exchange-Traded Funds	59,102,527	—	—	59,102,527
Repurchase Agreements	—	$1,878,000	—	1,878,000
	491,345,340	1,878,000	—	493,223,340
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	53,839	—	53,839
Interest Rate Contracts	285,715	—	—	285,715
Market Price	158,756	—	—	158,756
	444,471	53,839	—	498,310
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(201,194)	—	—	(201,194)
Market Price	(56,458)	—	—	(56,458)
	(257,652)	—	—	(257,652)
Totals	$491,532,159	$1,931,839	—	$493,463,998

AllianzGI Global Dynamic Allocation:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$24,479,592	—	—	$24,479,592
U.S. Treasury Obligations	—	$3,552,289	—	3,552,289
Exchange-Traded Funds	3,007,042	—	—	3,007,042
U.S. Government Agency Securities	—	370,525	—	370,525
Repurchase Agreements	—	5,794,000	—	5,794,000
	27,486,634	9,716,814	—	37,203,448
Other Financial Instruments* – Assets
Interest Rate Contracts	5,548	—	—	5,548
Market Price	94,787	—	—	94,787
	100,335	—	—	100,335
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(950)	—	—	(950)
Market Price	(29,703)	—	—	(29,703)
	(30,653)	—	—	(30,653)
Totals	$27,556,316	$9,716,814	—	$37,273,130

AllianzGI Global Megatrends:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$2,835,788	—	—	$2,835,788

Semiannual Report	| March 31, 2016	293

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Argentina	$19,470	—	—	$19,470
Brazil	366,177	—	—	366,177
Chile	59,018	—	—	59,018
China	15,885	$2,012,046	—	2,027,931
Colombia	16,874	—	—	16,874
India	39,379	27,533	—	66,912
Malaysia	49,723	183,905	—	233,628
Mexico	324,944	—	—	324,944
Poland	5,153	45,670	—	50,823
Russian Federation	92,102	97,885	—	189,987
South Africa	175,669	317,810	—	493,479
Taiwan	71,162	1,086,787	—	1,157,949
Thailand	—	45,855	$93,929	139,784
United States	3,137	—	—	3,137
All Other	—	2,181,628	—	2,181,628
Preferred Stock:
Korea (Republic of)	—	32,918	—	32,918
All Other	404,046	—	—	404,046
Repurchase Agreements	—	1,373,000	—	1,373,000
	1,642,739	7,405,037	93,929	9,141,705
Other Financial Instruments* – Assets
Market Price	8,780	—	—	8,780
Totals	$1,651,519	$7,405,037	$93,929	$9,150,485

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Bermuda	$3,655,879	$63,823	—	$3,719,702
Brazil	2,280,737	—	—	2,280,737
Canada	24,571,512	—	—	24,571,512
China	214,078	16,730,479	$55,083	16,999,640
Finland	120,813	3,478,288	—	3,599,101
France	88,927	20,629,026	—	20,717,953
Greece	37,902	—	—	37,902
Hong Kong	344,190	1,150,120	—	1,494,310
India	1,057,242	—	—	1,057,242
Ireland	4,278,778	1,670,766	—	5,949,544
Japan	—	27,401,580	429,957	27,831,537
Malaysia	424,526	1,588,343	—	2,012,869
Mexico	3,253,470	—	—	3,253,470
Norway	563,360	6,641,042	—	7,204,402
Russian Federation	190,897	136,157	—	327,054
Singapore	969,410	1,746,544	—	2,715,954
South Africa	583,136	1,123,375	—	1,706,511
Switzerland	1,158,734	5,680,693	—	6,839,427
Thailand	—	1,602,354	1,617,235	3,219,589

294	March 31, 2016 |	Semiannual Report

AllianzGI Best Styles Global Equity (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
United Kingdom	$1,309,922	$33,004,171	—	$34,314,093
United States	313,253,449	524,086	—	313,777,535
All Other	—	73,629,656	—	73,629,656
Preferred Stock	1,161,613	—	—	1,161,613
Repurchase Agreements	—	9,071,000	—	9,071,000
	359,518,575	205,871,503	$2,102,275	567,492,353
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	17	—	17
Market Price	208,582	—	—	208,582
	208,582	17	—	208,599
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(46,076)	—	(46,076)
Market Price	(15,132)	—	—	(15,132)
	(15,132)	(46,076)	—	(61,208)
Totals	$359,712,025	$205,825,444	$2,102,275	$567,639,744

AllianzGI Best Styles International Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Austria	$88,347	$1,455,641	—	$1,543,988
British Virgin Islands	190,408	—	—	190,408
France	176,218	8,297,048	—	8,473,266
Germany	153,256	5,498,471	—	5,651,727
Greece	103,960	256,548	—	360,508
Hong Kong	257,454	2,622,333	—	2,879,787
Ireland	439,803	544,421	—	984,224
Singapore	324,027	53,593	—	377,620
Sweden	415,529	1,155,130	—	1,570,659
United Kingdom	2,574,060	14,518,306	—	17,092,366
All Other	—	41,686,153	—	41,686,153
Preferred Stock	—	533,647	—	533,647
Repurchase Agreements	—	775,000	—	775,000
	4,723,062	77,396,291	—	82,119,353
Other Financial Instruments* – Liabilities
Market Price	(7,528)	—	—	(7,528)
Totals	$4,715,534	$77,396,291	—	$82,111,825

AllianzGI Best Styles U.S. Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock	$88,902,859	—	—	$88,902,859
Rights	—	$11,868	—	11,868
Repurchase Agreements	—	2,528,000	—	2,528,000
	88,902,859	2,539,868	—	91,442,727
Other Financial Instruments* – Assets
Market Price	12,310	—	—	12,310
Totals	$88,915,169	$2,539,868	—	$91,455,037

Semiannual Report	| March 31, 2016	295

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI China Equity:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
China	$281,559	$3,704,311	—	$3,985,870
Hong Kong	—	486,951	—	486,951
Totals	$281,559	$4,191,262	—	$4,472,821

AllianzGI Convertible:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Convertible Bonds	—	$1,323,602,865	—	$1,323,602,865
Convertible Preferred Stock:
Food & Beverage	—	23,652,028	—	23,652,028
All Other	$370,000,308	—	—	370,000,308
Repurchase Agreements	—	55,791,000	—	55,791,000
Totals	$370,000,308	$1,403,045,893	—	$1,773,046,201

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Brazil	$2,333,526	—	—	$2,333,526
China	2,137,414	$3,240,334	—	5,377,748
India	558,548	1,447,716	—	2,006,264
Indonesia	722,070	131,688	—	853,758
Malaysia	126,045	459,454	—	585,499
Mexico	800,661	—	—	800,661
Russian Federation	148,290	—	—	148,290
South Africa	165,371	1,816,106	—	1,981,477
United States	1,600,565	—	—	1,600,565
All Other	—	18,021,839	—	18,021,839
Equity-Linked Securities	—	420,959	—	420,959
Preferred Stock	229,621	—	—	229,621
Exchange-Traded Funds	148,618	—	—	148,618
Repurchase Agreements	—	216,000	—	216,000
	8,970,729	25,754,096	—	34,724,825
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	4,161	—	4,161
Totals	$8,970,729	$25,758,257	—	$34,728,986

AllianzGI Emerging Markets Debt:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Corporate Bonds & Notes	—	$20,106,250	—	$20,106,250
Sovereign Debt Obligations	—	10,891,653	—	10,891,653
Repurchase Agreements	—	13,571,000	—	13,571,000
	—	44,568,903	—	44,568,903

296	March 31, 2016 |	Semiannual Report

AllianzGI Emerging Markets Debt (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Other Financial Instruments* – Assets
Credit Contracts	—	$11,777	—	$11,777
Foreign Exchange Contracts	—	40,508	—	40,508
	—	52,285	—	52,285
Other Financial Instruments* – Liabilities
Credit Contracts	—	(15,000)	—	(15,000)
Foreign Exchange Contracts	—	(101,682)	—	(101,682)
	—	(116,682)	—	(116,682)
Totals	—	$44,504,506	—	$44,504,506

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Brazil	$98,789	—	—	$98,789
Chile	13,330	—	—	13,330
China	19,105	$1,337,528	—	1,356,633
Colombia	23,856	—	—	23,856
Greece	94,479	28,972	—	123,451
Hong Kong	27,752	362,000	—	389,752
Korea (Republic of)	11,459	1,436,151	—	1,447,610
Malaysia	205,417	237,422	—	442,839
Mexico	52,223	—	—	52,223
Poland	14,531	135,731	—	150,262
Russian Federation	123,022	—	$55,172	178,194
South Africa	182,363	43,216	—	225,579
Thailand	83,820	483,182	—	567,002
United States	136,758	—	—	136,758
All Other	—	2,883,157	—	2,883,157
Preferred Stock:
Brazil	180,392	—	—	180,392
Russian Federation	—	—	104,217	104,217
Totals	$1,267,296	$6,947,359	$159,389	$8,374,044

AllianzGI Europe Equity Dividend:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Belgium	$32,529	$79,093	—	$111,622
All Other	—	3,082,390	—	3,082,390
Repurchase Agreements	—	390,000	—	390,000
Totals	$32,529	$3,551,483	—	$3,584,012

Semiannual Report	| March 31, 2016	297

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Global Fundamental Strategy:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Hong Kong	$306,191	$231,448	—	$537,639
Israel	74,580	—	—	74,580
United States	2,467,145	—	—	2,467,145
All Other	—	4,200,787	—	4,200,787
Corporate Bonds & Notes	—	5,033,730	—	5,033,730
Sovereign Debt Obligations	—	4,004,214	—	4,004,214
U.S. Treasury Obligations	—	504,904	—	504,904
Exchange-Traded Funds	356,200	—	—	356,200
Preferred Stock	110,773	—	—	110,773
Repurchase Agreements	—	2,653,000	—	2,653,000
Options Purchased:
Market Price	63,500	—	—	63,500
	3,378,389	16,628,083	—	20,006,472
Investments in Securities – Liabilities
Options Written:
Market Price	(42,515)	—	—	(42,515)
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	21,271	—	21,271
Interest Rate Contracts	308	—	—	308
Market Price	4,791	—	—	4,791
	5,099	21,271	—	26,370
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(54,311)	—	(54,311)
Interest Rate Contracts	(1,442)	—	—	(1,442)
	(1,442)	(54,311)	—	(55,753)
Totals	$3,339,531	$16,595,043	—	$19,934,574

AllianzGI Global Sustainability:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Australia	—	$259,432	—	$259,432
Denmark	—	404,311	—	404,311
France	—	572,165	—	572,165
Germany	—	1,208,002	—	1,208,002
Japan	—	744,644	—	744,644
Norway	—	259,162	—	259,162
Spain	—	819,202	—	819,202
Sweden	—	586,544	—	586,544
Switzerland	—	947,608	—	947,608
United Kingdom	—	2,534,153	—	2,534,153
All Other	$10,950,736	—	—	10,950,736
Preferred Stock	—	401,308	—	401,308
Repurchase Agreements	—	1,022,000	—	1,022,000
Totals	$10,950,736	$9,758,531	—	$20,709,267

298	March 31, 2016 |	Semiannual Report

AllianzGI Global Water:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Brazil	$5,472,027	—	—	$5,472,027
United States	134,921,233	—	—	134,921,233
All Other	—	$234,183,067	—	234,183,067
Repurchase Agreements	—	30,374,000	—	30,374,000
Totals	$140,393,260	$264,557,067	—	$404,950,327

AllianzGI High Yield Bond:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Corporate Bonds & Notes	—	$293,535,758	—	$293,535,758
Senior Loans	—	—	$4,484,241	4,484,241
Common Stock	—	—	908,391	908,391
Repurchase Agreements	—	6,473,000	—	6,473,000
Totals	—	$300,008,758	$5,392,632	$305,401,390

AllianzGI International Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Brazil	$132,759	—	—	$132,759
Canada	198,483	—	—	198,483
China	56,309	$63,295	—	119,604
Mexico	40,384	—	—	40,384
Sweden	26,226	267,011	—	293,237
All Other	—	2,337,276	—	2,337,276
Totals	$454,161	$2,667,582	—	$3,121,743

AllianzGI International Small-Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Australia	$137,697	$3,131,385	—	$3,269,082
Ireland	1,831,919	1,917,428	—	3,749,347
United Kingdom	1,384,946	6,544,815	—	7,929,761
All Other	—	86,052,904	—	86,052,904
Repurchase Agreements	—	3,043,000	—	3,043,000
	3,354,562	100,689,532	—	104,044,094
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(713)	—	(713)
Totals	$3,354,562	$100,688,819	—	$104,043,381

Semiannual Report	| March 31, 2016	299

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock	$35,185,952	—	—	$35,185,952
Repurchase Agreements	—	$525,000	—	525,000
Totals	$35,185,952	$525,000	—	$35,710,952

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Mutual Funds	$1,443,539	—	—	$1,443,539
Common Stock:
Australia	—	$77,075	—	77,075
Austria	—	2,165	—	2,165
France	—	39,384	—	39,384
Germany	—	22,373	—	22,373
Hong Kong	—	85,548	—	85,548
Japan	—	115,690	—	115,690
Singapore	—	23,339	—	23,339
Switzerland	—	4,934	—	4,934
United Kingdom	—	30,924	—	30,924
All Other	556,268	—	—	556,268
Exchange-Traded Funds	816,677	—	—	816,677
Repurchase Agreements	—	132,000	—	132,000
	2,816,484	533,432	—	3,349,916
Other Financial Instruments* – Assets
Interest Rate Contracts	4,095	—	—	4,095
Other Financial Instruments* – Liabilities
Interest Rate Contracts	(358)	—	—	(358)
Market Price	(1,193)	—	—	(1,193)
	(1,551)	—	—	(1,551)
Totals	$2,819,028	$533,432	—	$3,352,460

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Brazil	$621,075	—	—	$621,075
Chile	107,492	—	—	107,492
China	57,945	$1,871,964	—	1,929,909
Egypt	52,198	—	—	52,198
Malaysia	52,404	168,734	—	221,138
Mexico	217,348	—	—	217,348
Peru	55,143	—	—	55,143
Russian Federation	52,397	—	$204,177	256,574
Singapore	54,253	54,225	—	108,478
South Africa	108,142	274,919	—	383,061
Taiwan	54,634	857,535	—	912,169
Thailand	52,334	106,046	—	158,380
All Other	—	2,327,978	—	2,327,978

300	March 31, 2016 |	Semiannual Report

AllianzGI NFJ Emerging Markets Value (cont’d)
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Preferred Stock:
Brazil	$110,085	—	—	$110,085
Korea (Republic of)	—	$228,452	—	228,452
Equity-Linked Securities	—	102,015	—	102,015
Repurchase Agreements	—	124,000	—	124,000
	1,595,450	6,115,868	$204,177	7,915,495
Other Financial Instruments* – Assets
Foreign Exchange Contracts	—	150	—	150
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(1,943)	—	(1,943)
Totals	$1,595,450	$6,114,075	$204,177	$7,913,702

AllianzGI NFJ Global Dividend Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
China	—	$589,824	—	$589,824
France	—	286,249	—	286,249
Germany	—	316,224	—	316,224
Japan	—	513,451	—	513,451
Korea (Republic of)	—	288,123	—	288,123
Norway	—	294,614	—	294,614
Spain	—	583,309	—	583,309
Switzerland	—	279,974	—	279,974
United Kingdom	$290,700	1,941,039	—	2,231,739
All Other	9,102,579	—	—	9,102,579
Repurchase Agreements	—	430,000	—	430,000
Totals	$9,393,279	$5,522,807	—	$14,916,086

AllianzGI NFJ International Small-Cap Value:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Brazil	$193,265	—	—	$193,265
Canada	976,309	—	—	976,309
Chile	437,147	—	—	437,147
Finland	87,828	$95,727	—	183,555
Germany	111,539	186,430	—	297,969
Greece	93,651	—	—	93,651
Mexico	93,551	—	—	93,551
Singapore	99,874	84,354	—	184,228
Sweden	89,203	738,677	—	827,880
Switzerland	107,868	129,268	—	237,136
United Kingdom	559,126	1,397,733	—	1,956,859
All Other	—	6,352,592	—	6,352,592
	2,849,361	8,984,781	—	11,834,142
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	—	(917)	—	(917)
Totals	$2,849,361	$8,983,864	—	$11,833,225

Semiannual Report	| March 31, 2016	301

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock:
Canada	$2,537,678	—	—	$2,537,678
Chile	284,625	—	—	284,625
India	355,136	—	—	355,136
Israel	524,398	—	—	524,398
Japan	—	$5,831,575	$347,625	6,179,200
Korea (Republic of)	612,438	—	—	612,438
Mexico	409,992	—	—	409,992
Russian Federation	499,395	—	—	499,395
South Africa	298,354	—	—	298,354
Taiwan	558,060	—	—	558,060
Turkey	519,060	—	—	519,060
United Kingdom	756,360	10,784,538	—	11,540,898
All Other	—	18,835,177	—	18,835,177
Repurchase Agreements	—	966,000	—	966,000
Totals	$7,355,496	$36,417,290	$347,625	$44,120,411

AllianzGI Short Duration High Income:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Corporate Bonds & Notes	—	$750,659,841	—	$750,659,841
Senior Loans	—	111,559,066	—	111,559,066
Repurchase Agreements	—	39,316,000	—	39,316,000
Totals	—	$901,534,907	—	$901,534,907

AllianzGI Structured Return:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Exchange-Traded Funds	$164,653,560	—	—	$164,653,560
Repurchase Agreements	—	$26,507,000	—	26,507,000
Options Purchased:
Market Price	348,426	—	—	348,426
	165,001,986	26,507,000	—	191,508,986
Investments in Securities – Liabilities
Options Written:
Market Price	(10,214,663)	—	—	(10,214,663)
Totals	$154,787,323	$26,507,000	—	$181,294,323

AllianzGI U.S. Equity Hedged:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Exchange-Traded Funds	$6,372,360	—	—	$6,372,360
Repurchase Agreements	—	$197,000	—	197,000
Options Purchased:
Market Price	201,870	—	—	201,870
	6,574,230	197,000	—	6,771,230

302	March 31, 2016 |	Semiannual Report

AllianzGI U.S. Equity Hedged (cont’d)
Investments in Securities – Liabilities	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Options Written:
Market Price	$(58,560)	—	—	$(58,560)
Totals	$6,515,670	$197,000	—	$6,712,670

AllianzGI U.S. Small-Cap Growth:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock	$25,133,776	—	—	$25,133,776
Repurchase Agreements	—	$1,272,000	—	1,272,000
Totals	$25,133,776	$1,272,000	—	$26,405,776

AllianzGI Ultra Micro Cap:
Investments in Securities – Assets	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Value at 3/31/16
Common Stock	$61,135,531	—	—	$61,135,531
Repurchase Agreements	—	$232,000	—	232,000
Totals	$61,135,531	$232,000	—	$61,367,531

At March 31, 2016, the following Funds had transfers between Levels 1 and 2:

	Transfers
	Level 1 to Level 2		Level 2 to Level 1
AllianzGI Best Styles Emerging Markets Equity	—		$153,142	(b)
AllianzGI Best Styles Global Equity	$1,562,511	(a)	2,046,642	(b)
AllianzGI Best Styles International Equity	82,604	(a)	—
AllianzGI Convertible	—		16,807,831	(c)
AllianzGI Emerging Markets Consumer	1,287,879	(a)	291,416	(b)
AllianzGI Emerging Markets Small-Cap	114,413	(a)	11,459	(b)
AllianzGI Europe Equity Dividend	30,676	(a)	—
AllianzGI Global Water	8,105,753	(a)	—
AllianzGI International Small-Cap	5,082,870	(a)	3,216,865	(b)
AllianzGI NFJ Emerging Markets Value	275,395	(a)	52,334	(b)
AllianzGI NFJ International Small-Cap Value	76,453	(a)	201,100	(b)
AllianzGI NFJ International Value II	433,012	(a)	—

(a)	This transfer was a result of securities trading outside the U.S. whose values were not adjusted by the application of a modeling tool at September 30, 2015, which was applied on March 31, 2016.
(b)	This transfer was a result of securities trading outside the U.S. whose values were adjusted by the application of a modeling tool at September 30, 2015, which was not applied on March 31, 2016.
(c)	This transfer was a result of securities with an evaluated mean price at September 30, 2015, using an exchange-traded closing price March 31, 2016.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended March 31, 2016, was as follows:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Loss	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/16
Common Stock:
Thailand	$42,664	$ 81,508	$ (38,210)	—	$(19,484)	$27,451	—	—	$93,929

Semiannual Report	| March 31, 2016	303

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3	Ending Balance 3/31/16
Common Stock:
China	$1,200	—		—	—	—	$(1)	$53,884	—	$55,083
Japan	157,213	—		$(167,231)#	—	—	10,018	429,957	—	429,957
Thailand	200,284	$1,368,059		(165,004)	—	$21,362	192,534	—	—	1,617,235
Rights:
Korea (Republic of)	7,625	—		(3,260)	—	(5,379)	1,014	—	—	—
Totals	$366,322	$1,368,059		$(335,495)	—	$15,983	$203,565	$483,841	—	$2,102,275

AllianzGI Emerging Markets Consumer:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Loss	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/16
Common Stock:
China	$98,465	—		$ (115,665)	—	$(266,745)	$283,945	—	—	—

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/16
Common Stock:
Russian Federation	$73,498	$28,027		$(53,883)	—	$9,648	$(2,118)	—	—	$55,172
Preferred Stock:
Russian Federation	73,600	78,517		(71,649)	—	12,608	11,141	—	—	104,217
Totals	$147,098	$106,544		$(125,532)	—	$22,256	$9,023	—	—	$159,389

AllianzGI High Yield Bond:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3***	Ending Balance 3/31/16
Corporate Bonds & Notes:
Commercial Services	$1,849,870	—		—	—	—	$(1,767,040)	—	$(82,830)	—
Senior Loans:
Media	—	$4,484,241		—	—	—	—	—	—	4,484,241
Common Stock	—	769,748	†	—	—	—	138,643	—	—	908,391
Totals	$1,849,870	$5,253,989		—	—	—	$(1,628,397)	—	$(82,830)	$5,392,632

AllianzGI International Small-Cap:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases		Sales	Accrued Discount (Premiums)	Net Realized Loss	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/16
Common Stock:
Thailand	$270,779	$30,546		$(313,408)	—	$(70,113)	$82,196	—	—	—

304	March 31, 2016 |	Semiannual Report

AllianzGI Multi-Asset Real Return:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/16
Common Stock:
Japan	$4,526	—	$(5,729)#	—	—	$1,203	—	—	—

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/16
Common Stock:
Russian Federation	$273,963	$86,120	$(180,915)	—	$(58,400)	$83,409	—	—	$204,177
Preferred Stock:
Russian Federation	49,956	12,359	(65,140)	—	8,680	(5,855)	—	—	—
Totals	$323,919	$98,479	$(246,055)	—	$(49,720)	$77,554	—	—	$204,177

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Beginning Balance 9/30/15	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 3/31/16
Common Stock:
Japan	—	$455,722	—	—	—	$(108,097)	—	—	$347,625

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at March 31, 2016:

AllianzGI Best Styles Emerging Markets Equity:
Investments in Securities – Assets	Ending Balance at 3/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$93,929	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 45.69-60.40

AllianzGI Best Styles Global Equity:
Investments in Securities – Assets	Ending Balance at 3/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$1,617,235	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	THB 5.04-401.63
	1,199	Discount on Publicly Traded Quote	Discount Applied to Last Exchange Price	HKD 0.15 (88% discount)
	429,957	Last Exchange-Traded Closing Price	Trading Volume	JPY 514.78
	53,884	Broker Bid Price	Trading Volume	HKD 10.00

AllianzGI Emerging Markets Small-Cap:
Investments in Securities – Assets	Ending Balance at 3/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$55,172	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 3.98-$54.82
Preferred Stock	104,217	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$ 27.71

Semiannual Report	| March 31, 2016	305

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI High Yield Bond:
Investments in Securities – Assets	Ending Balance at 3/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Senior Loans	$4,484,241	Model Price	Proprietary Data Used in Model	$100.00
Common Stock	908,391	Fundamental Analytical Data Relating to the Investment	Price of Stock	$ 20.93

AllianzGI NFJ Emerging Markets Value:
Investments in Securities – Assets	Ending Balance at 3/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$204,177	Value of Foreign Security Traded on Foreign Exchange	Price of Non-Resident Shares on Foreign Exchange	$2.21-$39.22

AllianzGI NFJ International Value II:
Investments in Securities – Assets	Ending Balance at 3/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stock	$347,625	Last Exchange-Traded Closing Price	Trading Volume	JPY 514.78

HKD–Hong Kong Dollar

JPY–Japanese Yen

THB–Thai Baht

*	Other financial instruments are derivatives, such as swap agreements, futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.
**	Transferred out of Level 2 into Level 3 because trading was halted and Sub-Adviser recommended the last closing price / broker bids available at March 31, 2016.
***	Transferred out of Level 3 into Level 2 because an evaluated mean price was available at March 31, 2016.
#	Removed via corporate action.
†	Issued via corporate action.

The net change in unrealized appreciation/depreciation of Level 3 investments which the following Funds held at March 31, 2016 was:

AllianzGI Best Styles Emerging Markets Equity	$12,413
AllianzGI Best Styles Global Equity	239,216
AllianzGI Emerging Markets Small-Cap	27,243
AllianzGI High Yield Bond	138,643
AllianzGI NFJ Emerging Markets Value	35,071
AllianzGI NFJ International Value II	(108,097)

Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income.  Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Funds, using reasonable diligence, become aware of such dividends.

Dividend and interest income on the Statements of Operations are shown net of any foreign taxes withheld on income from foreign securities. Payments received from real estate investment trust securities may be comprised of dividends, realized gains and return of capital. The payment may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Dividends from underlying funds are recorded as dividend income, while capital gain distributions are recorded as net capital gain distributions received from underlying funds on the Statements of Operations. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Facility fees and other fees received after settlement date relating to senior loans, commitment fees received relating to unfunded purchase commitments and consent fees relating to corporate actions are recorded as miscellaneous income upon receipt. Expenses are recorded on an accrual basis and such expenses exclude those of the underlying funds. Expenses of the underlying funds are reflected in the net asset values of those funds.

(d) Federal Income Taxes.  The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

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Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders.  The Funds (except AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI High Yield Bond, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Value II and AllianzGI Short Duration High Income) declare dividends and distributions from net investment income and net realized capital gains, if any, annually. AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Convertible, AllianzGI Emerging Markets Debt, AllianzGI Europe Equity Dividend, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value and AllianzGI NFJ International Value II declare dividends from net investment income quarterly and distributions from net realized capital gains, if any, annually. AllianzGI High Yield Bond and AllianzGI Short Duration High Income declare dividends from net investment income monthly and distributions from net realized capital gains, if any, annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Multi-Class Operations.  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income, non-class specific expenses, and realized and unrealized capital gains and losses of each Fund are allocated daily to each class of shares based on the relative net assets of each class. Class specific expenses, where applicable, include administration, administrative servicing, distribution, recoupment, servicing and sub-transfer agent fees.

(g) Foreign Currency Translation.  The Funds’ accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Funds’ Statements of Operations.

The Funds do not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Funds do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(h) Repurchase Agreements.  The Funds are parties to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Funds enter into transactions, under the Master Repo Agreements, with their custodian bank or securities brokerage firms whereby they purchase securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Funds, through their custodian, take possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the benefit of the Funds until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Funds require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. The gross values are included in the Funds’ Schedules of Investments. The value of the related collateral exceeded the value of the repurchase agreements at March 31, 2016.

(i) Equity-Linked Securities.  Certain Funds invest in equity-linked securities such as participatory notes (“P-Notes”). P-Notes are used to gain exposure to issuers in certain countries with a costly or lengthy registration process. They are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed

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on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty.

(j) Warrants.  The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(k) Rights.  The Funds may receive rights. A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Rights may entail greater risks than certain other types of investments. Generally, rights do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the right, the right will expire worthless. Rights may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

(l) Senior Loans.  The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts may never be utilized by the borrower.

Certain Funds may purchase the securities of distressed companies, including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(m) Payment In-Kind Securities.  The Funds may invest in, payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(n) U.S. Government Agencies or Government-Sponsored Enterprises.  Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or

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guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(o) Exchange-Traded Funds.  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(p) Inflation-Indexed Bonds.  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation.

(q) Convertible Securities.  Certain Funds’ may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities.

(r) When-Issued/Delayed-Delivery Transactions.  When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(s) Organizational and Offering Costs.  Organizational costs are expensed at the inception of the Fund. Offering costs are amortized over a twelve-month period from the inception of the Fund.

(t) Loan Interest Expense.  Loan interest expense relates to amounts borrowed under the credit facility (See Note 14). Loan interest expense is recorded as it is incurred.

2.	PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Funds may lose money as a result of movements in interest rates. The Funds may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Funds directly invest in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or

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in derivatives that provide exposure to foreign currencies, they will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency-denominated securities may reduce the returns of the Funds. The local emerging market currencies in which the Funds may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Funds are subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Funds to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Funds. Even when markets perform well, there is no assurance that the investments held by the Funds will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Advisers seek to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated

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and settled on a net basis. The Funds’ overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3.	UNDERLYING FUNDS AND OTHER ACQUIRED FUNDS RISK

AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055 and AllianzGI Retirement Income (collectively the “Target Date Funds”) and AllianzGI Global Megatrends intend to invest their assets primarily in series of Allianz Funds, Allianz Funds Multi-Strategy Trust, AllianzGI Institutional Multi-Series Trust, PIMCO Equity Series, PIMCO Funds and PIMCO ETF Trust (together, “Underlying Funds”). AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Emerging Markets Debt, AllianzGI Global Fundamental Strategy and AllianzGI Multi-Asset Real Return may invest their assets partially, significantly or primarily in Underlying Funds. The Funds may also invest a portion of their assets in unaffiliated ETFs and mutual funds and pooled vehicles (together, “Other Acquired Funds”). AllianzGI Structured Return and AllianzGI U.S. Equity Hedged expect to achieve their exposure to equity securities by investing in Other Acquired Funds. Accordingly, the investment performance of the Funds depends upon a favorable allocation among the Underlying Funds and Other Acquired Funds as well as the ability of the Underlying Funds and Other Acquired Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. The risks associated with investing in each Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds.

Investing in the Underlying Funds and Other Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds or Other Acquired Funds. Each Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds and Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund.

4.	FINANCIAL DERIVATIVE INSTRUMENTS

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds at times use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions.  The Funds purchase put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of their investment strategies. The risks associated with purchasing an option include the risk that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities, if any, are reflected as options written in the Funds’ Statements of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Funds purchasing a security at a price different from its current market value.

Futures Contracts.  The Funds use futures contracts to manage their exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Funds are required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Funds agree to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Funds as unrealized appreciation or depreciation. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the

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contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

Swap Agreements.  Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Funds may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order, among other things, manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements—Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As the sellers of protection on credit default swap agreements, the Funds will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the sellers, the Funds would effectively add leverage to their investment portfolios because, in addition to their total net assets, the Funds would be subject to investment exposure on the notional amount of the swap.

If the Funds are sellers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Funds are buyers of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Funds use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Funds own or have exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in Note 7(b), serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include

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upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2016 for which the Funds are sellers of protection are disclosed in Note 7(b). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Forward Foreign Currency Contracts.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Funds also enter into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities.

The following is a summary of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Assets and Liabilities at March 31, 2016:

AllianzGI Retirement 2035:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$10,600

*	Included in net unrealized appreciation of $10,600 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2040:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$21,201
Liability derivatives:
Payable for variation margin on futures contracts*	$(573)

*	Included in net unrealized appreciation of $20,628 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2045:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$14,840
Liability derivatives:
Payable for variation margin on futures contracts*	$(573)

*	Included in net unrealized appreciation of $14,267 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2050:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$12,720
Liability derivatives:
Payable for variation margin on futures contracts*	$(716)

*	Included in net unrealized appreciation of $12,004 on futures contracts as reported in Note 7(c).

AllianzGI Retirement 2055:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$4,240
Liability derivatives:
Payable for variation margin on futures contracts*	$(286)

*	Included in net unrealized appreciation of $3,954 on futures contracts as reported in Note 7(c).

Semiannual Report	| March 31, 2016	313

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$158,756	$285,715	—	$444,471
Unrealized appreciation of forward foreign currency contracts	—	—	$53,839	53,839
Total asset derivatives	$158,756	$285,715	$53,839	$498,310
Liability derivatives:
Payable for variation margin on futures contracts*	$(56,458)	$(201,194)	—	$(257,652)

*	Included in net unrealized appreciation of $186,819 on futures contracts as reported in Note 7(c).

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$94,787	$5,548	$100,335
Liability derivatives:
Payable for variation margin on futures contracts*	$(29,703)	$(950)	$(30,653)

*	Included in net unrealized appreciation of $69,682 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$8,780

*	Included in net unrealized appreciation of $8,780 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	$208,582	—	$208,582
Unrealized appreciation of forward foreign currency contracts	—	$17	17
Total asset derivatives	$208,582	$17	$208,599
Liability derivatives:
Payable for variation margin on futures contracts*	$(15,132)	—	$(15,132)
Unrealized depreciation of forward foreign currency contracts	—	$(46,076)	(46,076)
Total liability derivatives	$(15,132)	$(46,076)	$(61,208)

*	Included in net unrealized appreciation of $193,450 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles International Equity:
Location	Market Price
Liability derivatives:
Payable for variation margin on futures contracts*	$(7,528)

*	Included in net unrealized depreciation of $7,528 on futures contracts as reported in Note 7(c).

AllianzGI Best Styles U.S. Equity:
Location	Market Price
Asset derivatives:
Receivable for variation margin on futures contracts*	$12,310

*	Included in net unrealized appreciation of $12,310 on futures contracts as reported in Note 7(c).

314	March 31, 2016 |	Semiannual Report

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$4,161

AllianzGI Emerging Markets Debt:
Location	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of OTC Swaps	$11,777	—	$11,777
Unrealized appreciation of forward foreign currency contracts	—	$40,508	40,508
Total asset derivatives	$11,777	$40,508	$52,285
Liability derivatives:
Unrealized depreciation of OTC Swaps	$(15,000)	—	$(15,000)
Unrealized depreciation of forward foreign currency contracts	—	$(101,682)	(101,682)
Total liability derivatives	$(15,000)	$(101,682)	$(116,682)

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Investments, at value (options purchased)	$63,500	—	—	$63,500
Receivable for variation margin on futures contracts*	4,791	$308	—	5,099
Unrealized appreciation of forward foreign currency contracts	—	—	$21,271	21,271
Total asset derivatives	$68,291	$308	$21,271	$89,870
Liability derivatives:
Payable for variation margin on futures contracts*	—	$(1,442)	—	$(1,442)
Options written, at value	$(42,515)	—	—	(42,515)
Unrealized depreciation of forward foreign currency contracts	—	—	$(54,311)	(54,311)
Total liability derivatives	$(42,515)	$(1,442)	$(54,311)	$(98,268)

*	Included in net unrealized appreciation of $3,657 on futures contracts as reported in Note 7(c).

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(713)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Total
Asset derivatives:
Receivable for variation margin on futures contracts*	—	$4,095	$4,095
Liability derivatives:
Payable for variation margin on futures contracts*	$(1,193)	$(358)	$(1,551)

*	Included in net unrealized appreciation of $2,544 on futures contracts as reported in Note 7(c).

Semiannual Report	| March 31, 2016	315

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$150
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(1,943)

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Liability derivatives:
Unrealized depreciation of forward foreign currency contracts	$(917)

AllianzGI Structured Return:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$348,426
Liability derivatives:
Options written, at value	$(10,214,663)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Asset derivatives:
Investments, at value (options purchased)	$201,870
Liability derivatives:
Options written, at value	$(58,560)

The effect of derivatives on the Statements of Operations for the six months ended March 31, 2016:

AllianzGI Retirement 2015:
Location	Foreign Exchange Contracts
Net realized gain on:
Futures contracts	$6,092
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(4,151)

AllianzGI Retirement 2020:
Location	Foreign Exchange Contracts
Net realized gain on:
Futures contracts	$16,830
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(10,793)

AllianzGI Retirement 2025:
Location	Foreign Exchange Contracts
Net realized gain on:
Futures contracts	$21,983
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(14,114)

AllianzGI Retirement 2030:
Location	Foreign Exchange Contracts
Net realized gain on:
Futures contracts	$28,070
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(18,266)

AllianzGI Retirement 2035:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$90,298	$28,079	$118,377
Net change in unrealized appreciation/depreciation of:
Futures contracts	$10,600	$(18,266)	$(7,666)

316	March 31, 2016 |	Semiannual Report

AllianzGI Retirement 2040:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$122,805	$26,777	$149,582
Net change in unrealized appreciation/depreciation of:
Futures contracts	$20,628	$(17,435)	$3,193

AllianzGI Retirement 2045:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$96,427	$18,482	$114,909
Net change in unrealized appreciation/depreciation of:
Futures contracts	$14,267	$(11,624)	$2,643

AllianzGI Retirement 2050:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$96,353	$17,189	$113,542
Net change in unrealized appreciation/depreciation of:
Futures contracts	$12,004	$(10,793)	$1,211

AllianzGI Retirement 2055:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$35,027	$6,446	$41,473
Net change in unrealized appreciation/depreciation of:
Futures contracts	$3,954	$(4,151)	$(197)

AllianzGI Retirement Income:
Location	Foreign Exchange Contracts
Net realized gain on:
Futures contracts	$3,142
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(2,491)

Semiannual Report	| March 31, 2016	317

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Global Allocation:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(2,006,069)	$354,175	$(166,231)	$(1,818,125)
Foreign currency transaction (forward currency contracts)	—	—	(506,411)	(506,411)
Total net realized gain (loss)	$(2,006,069)	$354,175	$(672,642)	$(2,324,536)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(172,301)	$(147,940)	$(10,690)	$(330,931)
Foreign currency transaction (forward currency contracts)	—	—	(1,042)	(1,042)
Total net change in unrealized appreciation/depreciation	$(172,301)	$(147,940)	$(11,732)	$(331,973)

AllianzGI Global Dynamic Allocation:
Location	Market Price	Interest Rate Contracts	Total
Net realized loss on:
Futures contracts	$(527,574)	$(26,177)	$(553,751)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$56,076	$(7,650)	$48,426

AllianzGI Best Styles Emerging Markets Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(29,485)	—	$(29,485)
Foreign currency transaction (forward currency contracts)	—	$(3,856)	(3,856)
Total net realized loss	$(29,485)	$(3,856)	$(33,341)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$6,288	—	$6,288

AllianzGI Best Styles Global Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$463,773	—	$463,773
Foreign currency transaction (forward currency contracts)	—	$90,804	90,804
Total net realized gain	$463,773	$90,804	$554,577
Net change in unrealized appreciation/depreciation of:
Futures contracts	$162,905	—	$162,905
Foreign currency transaction (forward currency contracts)	—	$(44,792)	(44,792)
Total net change in unrealized appreciation/depreciation	$162,905	$(44,792)	$118,113

318	March 31, 2016 |	Semiannual Report

AllianzGI Best Styles International Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized loss on:
Futures contracts	$(199,753)	—	$(199,753)
Foreign currency transaction (forward currency contracts)	—	$(50,231)	(50,231)
Total net realized loss	$(199,753)	$(50,231)	$(249,984)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$(7,528)	—	$(7,528)
Foreign currency transaction (forward currency contracts)	—	$181	181
Total net change in unrealized appreciation/depreciation	$(7,528)	$181	$(7,347)

AllianzGI Best Styles U.S. Equity:
Location	Market Price	Foreign Exchange Contracts	Total
Net realized gain on:
Futures contracts	$786,541	—	$786,541
Foreign currency transaction (forward currency contracts)	—	$2,041	2,041
Total net realized gain	$786,541	$2,041	$788,582
Net change in unrealized appreciation/depreciation of:
Futures contracts	$23,263	—	$23,263

AllianzGI China Equity:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$14
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$10

AllianzGI Emerging Markets Consumer:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$2,038
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$4,217

AllianzGI Emerging Markets Debt:
Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$30,041	—	—	$30,041
Swaps	—	$178,777	—	178,777
Options written	12,060	—	—	12,060
Foreign currency transaction (forward currency contracts)	—	—	$(6,335)	(6,335)
Total net realized gain (loss)	$42,101	$178,777	$(6,335)	$214,543
Net change in unrealized appreciation/depreciation of:
Swaps	—	$(9,004)	—	$(9,004)
Foreign currency transaction (forward currency contracts)	—	—	$(58,203)	(58,203)
Total net change in unrealized appreciation/depreciation	—	$(9,004)	$(58,203)	$(67,207)

Semiannual Report	| March 31, 2016	319

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Emerging Markets Small-Cap:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$8,979
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$28

AllianzGI Europe Equity Dividend:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$146,624
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(12,212)

AllianzGI Global Fundamental Strategy:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(22,952)	—	—	$(22,952)
Futures contracts	—	$(46,083)	—	(46,083)
Options written	6,609	—	—	6,609
Foreign currency transaction (forward currency contracts)	—	—	$(25,512)	(25,512)
Total net realized gain (loss)	$(16,343)	$(46,083)	$(25,512)	$(87,938)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$10,353	—	—	$10,353
Futures contracts	4,791	$11,436	—	16,227
Options written	14,455	—	—	14,455
Foreign currency transaction (forward currency contracts)	—	—	$(23,672)	(23,672)
Total net change in unrealized appreciation/depreciation	$29,599	$11,436	$(23,672)	$17,363

AllianzGI Global Sustainability:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$973

AllianzGI Global Water:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(93,848)

AllianzGI International Growth:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$390

AllianzGI International Small-Cap:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(3,149)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(713)

AllianzGI Multi-Asset Real Return:
Location	Market Price	Interest Rate Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Futures contracts	$(58,778)	$2,887	$369	$(55,522)
Foreign currency transaction (forward currency contracts)	—	—	(112)	(112)
Total net realized gain (loss)	$(58,778)	$2,887	$257	$(55,634)
Net change in unrealized appreciation/depreciation of:
Futures contracts	$2,845	$(39)	—	$2,806

320	March 31, 2016 |	Semiannual Report

AllianzGI NFJ Emerging Markets Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$2,576
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$(1,823)

AllianzGI NFJ Global Dividend Value:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(2,698)

AllianzGI NFJ International Small-Cap Value:
Location	Foreign Exchange Contracts
Net realized gain on:
Foreign currency transaction (forward currency contracts)	$1,449
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$1,216

AllianzGI NFJ International Value II:
Location	Foreign Exchange Contracts
Net realized loss on:
Foreign currency transaction (forward currency contracts)	$(788)
Net change in unrealized appreciation/depreciation of:
Foreign currency transaction (forward currency contracts)	$35

AllianzGI Structured Return:
Location	Market Price
Net realized loss on:
Investments (options purchased)	$(2,622,387)
Options written	(2,205,661)
Total net realized loss	$(4,828,048)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(173,730)
Options written	(4,148,858)
Total net change in unrealized appreciation/depreciation	$(4,322,588)

AllianzGI U.S. Equity Hedged:
Location	Market Price
Net realized gain (loss) on:
Investments (options purchased)	$(864,407)
Options written	235,426
Total net realized loss	$(628,981)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(143,457)
Options written	21,698
Total net change in unrealized appreciation/depreciation	$(121,759)

The average volume (based on the open positions at each fiscal quarter-end) of derivative activity for the six months ended March 31, 2016:

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)		Credit Default Swap Agreements(3)
			Purchased	Sold	Long	Short	Buy	Sell

AllianzGI Retirement 2015	—	—	—	—	2	—	—	—
AllianzGI Retirement 2020	—	—	—	—	6	—	—	—
AllianzGI Retirement 2025	—	—	—	—	9	—	—	—
AllianzGI Retirement 2030	—	—	—	—	11	—	—	—
AllianzGI Retirement 2035	—	—	—	—	13	—	—	—
AllianzGI Retirement 2040	—	—	—	—	15	—	—	—
AllianzGI Retirement 2045	—	—	—	—	11	—	—	—
AllianzGI Retirement 2050	—	—	—	—	10	—	—	—
AllianzGI Retirement 2055	—	—	—	—	4	—	—	—
AllianzGI Retirement Income	—	—	—	—	1	—	—	—
AllianzGI Global Allocation	—	—	$3,363,062	$7,024,851	545	394	—	—
AllianzGI Global Dynamic Allocation	—	—	—	—	54	20	—	—
AllianzGI Best Styles Emerging Markets Equity	—	—	—	—	42	—	—	—

Semiannual Report	| March 31, 2016	321

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	Options Purchased Contracts(1)	Options Written Contracts(1)	Forward Foreign Currency Contracts(2)		Futures Contracts(1)		Credit Default Swap Agreements(3)
			Purchased	Sold	Long	Short	Buy	Sell
AllianzGI Best Styles Global Equity	—	—	$635,181	$412,761	134	—	—	—
AllianzGI Best Styles International Equity	—	—	265,597	—	8	—	—	—
AllianzGI Best Styles U.S. Equity	—	—	—	—	25	—	—	—
AllianzGI China Equity	—	—	12,895	79,716	—	—	—	—
AllianzGI Emerging Markets Consumer	—	—	170,268	—	—	—	—	—
AllianzGI Emerging Markets Debt	—	—	352,381	1,538,955	—	—	$2,867	$2,867
AllianzGI Emerging Markets Small-Cap	—	—	7,953	—	—	—	—	—
AllianzGI Europe Equity Dividend	—	—	24,678	1,948,687	—	—	—	—
AllianzGI Global Fundamental Strategy	87	15	520,878	1,154,028	10	16	—	—
AllianzGI International Small-Cap	—	—	—	28,226	—	—	—	—
AllianzGI Multi-Asset Real Return	—	—	—	—	1	7	—	—
AllianzGI NFJ Emerging Markets Value	—	—	1,859	15,436	—	—	—	—
AllianzGI NFJ International Small-Cap Value	—	—	—	515,391	—	—	—	—
AllianzGI NFJ International Value II	—	—	23,421	3,680	—	—	—	—
AllianzGI Structured Return	1,895	1,346	—	—	—	—	—	—
AllianzGI U.S. Equity Hedged	125	89	—	—	—	—	—	—

(1)	Number of contracts
(2)	U.S. $ value on origination date
(3)	Notional Amount (in thousands)

The following tables present by counterparty, the Funds’ derivative assets and liabilities net of related collateral held by the Funds at March 31, 2016 which has not been offset in the Statements of Assets and Liabilities, but would be available for offset to the extent of a default by the counterparty to the transaction.

Financial Assets and Derivative Assets, and Collateral Received at March 31, 2016:

AllianzGI Global Allocation:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$53,839	—	—	$53,839

AllianzGI Best Styles Global Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$17	$(17)	—	—

AllianzGI Emerging Markets Consumer:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$4,161	—	—	$4,161

322	March 31, 2016 |	Semiannual Report

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received		Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$40,508	$(40,508)	—		—
Swaps
Bank of America	11,777	(9,686)	$(2,091	)#,##	—
Totals	$52,285	$(50,194)	$(2,091)		—

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$21,271	$(21,271)	—	—

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$150	$(150)	—	—

Financial Liabilities and Derivative Liabilities, and Collateral Received (Pledged) at March 31, 2016:

AllianzGI Best Styles Global Equity:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$46,076	$(17)	—	$46,059

AllianzGI Emerging Markets Debt:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)		Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$101,682	$(40,508)	—		$61,174
Swaps
Bank of America	9,686	(9,686)	—		—
JPMorgan Chase	5,314	—	$(5,314	)#,##	—
	15,000	(9,686)	(5,314)		—
Totals	$116,682	$(50,194)	$(5,314)		$61,174

Semiannual Report	| March 31, 2016	323

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Global Fundamental Strategy:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
State Street Bank	$54,311	$(21,271)	—	$33,040

AllianzGI International Small-Cap:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$713	—	—	$713

AllianzGI NFJ Emerging Markets Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$1,943	$(150)	—	$1,793

AllianzGI NFJ International Small-Cap Value:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Cash Collateral Received (Pledged)	Net Amount
Foreign Currency Exchange Contracts
Northern Trust Company	$917	—	—	$917

#	The amount includes upfront premiums received.
##	The amount includes upfront premiums paid.

5.	INVESTMENT MANAGER/ADMINISTRATOR/DISTRIBUTOR FEES/ DEFERRED COMPENSATION

Investment Management Fee.  Each Fund has an Investment Management Agreement (for the purpose of this section, collectively the “Agreements”) with the Investment Manager. Subject to the supervision of the Trust’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, each Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreements, the Investment Manager receives an annual fee, payable monthly (net of any fee waivers, reimbursements and recoupment), at an annual rate of each Fund’s average daily net assets (the “Investment Management Fee”).

The Investment Manager has retained the Sub-Advisers to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Advisers are responsible for making all of the investment decisions for the Funds for which they serve as sub-adviser. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Advisers in return for their services.

324	March 31, 2016 |	Semiannual Report

Sub-Adviser	Funds
AllianzGI U.S.	AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Global Allocation, AllianzGI Global Dynamic Allocation, AllianzGI Global Megatrends, AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap, AllianzGI Europe Equity Dividend, AllianzGI Global Fundamental Strategy, AllianzGI Global Sustainability, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Growth, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi-Asset Real Return, AllianzGI Short Duration High Income, AllianzGI Structured Return, AllianzGI U.S. Equity Hedged, AllianzGI U.S. Small-Cap Growth, AllianzGI Ultra Micro Cap

Sub-Adviser	Funds
NFJ	AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllinazGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II

Administration Fee.  The Investment Manager provides administrative services to the Target Date Funds and also bears the cost of most third-party administrative services required by the Target Date Funds, and in return it receives from each share class of each Target Date Fund a monthly administration fee based on each share class’ average daily net assets (the “Administration Fee”).

The Investment Management Fee and Administration Fee for all classes are charged at an annual rate as indicated in the following table:

	All Classes			Class A,C,D† and R	Class P and Administrative	Class R6
	Management Fee		Effective Management Fee	Administration Fee
AllianzGI Retirement 2015	0.05%		0.05%	0.30%	0.15%	0.05%
AllianzGI Retirement 2020	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2025	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2030	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2035	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2040	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2045	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2050	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement 2055	0.05		0.05	0.30	0.15	0.05
AllianzGI Retirement Income	0.05		0.05	0.30	0.15	0.05
AllianzGI Global Allocation	0.70		0.19	N/A	N/A	N/A
AllianzGI Global Dynamic Allocation	0.70		0.35	N/A	N/A	N/A
AllianzGI Global Megatrends	0.00		0.00	N/A	N/A	N/A
AllianzGI Best Styles Emerging Markets Equity	0.40		0.40	N/A	N/A	N/A
AllianzGI Best Styles Global Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles International Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI Best Styles U.S. Equity	0.30		0.30	N/A	N/A	N/A
AllianzGI China Equity	1.10		1.10	N/A	N/A	N/A
AllianzGI Convertible	0.57		0.57	N/A	N/A	N/A
AllianzGI Emerging Markets Consumer	0.90	(1)	0.96	N/A	N/A	N/A
AllianzGI Emerging Markets Debt	0.75		0.75	N/A	N/A	N/A
AllianzGI Emerging Markets Small-Cap	1.20		1.20	N/A	N/A	N/A
AllianzGI Europe Equity Dividend	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Fundamental Strategy	0.75		0.75	N/A	N/A	N/A
AllianzGI Global Sustainability	0.80		0.80	N/A	N/A	N/A
AllianzGI Global Water	0.95		0.95	N/A	N/A	N/A
AllianzGI High Yield Bond	0.48		0.48	N/A	N/A	N/A
AllianzGI International Growth	0.80		0.80	N/A	N/A	N/A
AllianzGI International Small-Cap	1.00		1.00	N/A	N/A	N/A

Semiannual Report	| March 31, 2016	325

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	All Classes			Class A,C,D† and R	Class P and Administrative	Class R6
	Management Fee		Effective Management Fee	Administration Fee
AllianzGI Micro Cap	1.25%		1.25%	N/A	N/A	N/A
AllianzGI Multi-Asset Real Return	0.75		0.75	N/A	N/A	N/A
AllianzGI NFJ Emerging Markets Value	0.85	(2)	0.87	N/A	N/A	N/A
AllianzGI NFJ Global Dividend Value	0.80		0.78	N/A	N/A	N/A
AllianzGI NFJ International Small-Cap Value	0.85	(3)	0.87	N/A	N/A	N/A
AllianzGI NFJ International Value II	0.80		0.80	N/A	N/A	N/A
AllianzGI Short Duration High Income	0.48		0.48	N/A	N/A	N/A
AllianzGI Structured Return	0.60		0.60	N/A	N/A	N/A
AllianzGI U.S. Equity Hedged	0.70		0.70	N/A	N/A	N/A
AllianzGI U.S. Small-Cap Growth	0.90		0.90	N/A	N/A	N/A
AllianzGI Ultra Micro Cap	1.50		1.50	N/A	N/A	N/A

†	Class D shares were converted into Class A shares at the close of business on November 13, 2015. See Note 12(d).
(1)	The Fund’s investment management fee was reduced from 1.00% to 0.90% on February 1, 2016.
(2)	The Fund’s investment management fee was reduced from 1.00% to 0.85% on February 1, 2016.
(3)	The Fund’s investment management fee was reduced from 0.95% to 0.85% on November 1, 2015.

Distribution and Servicing Fees.  Allianz Global Investors Distributors LLC (the “Distributor”), an affiliate of AAM, the Investment Manager and the Sub-Advisers, serves as the distributor of the Funds’ shares pursuant to separate Distribution Servicing Plans for Class A, B, C, D and R. The Distributor, for each of the Funds, receives (i) servicing fees of 0.25% of the average daily net assets of each of Class A, B, C, D and R in connection with services rendered to shareholders of each class and the maintenance of shareholder accounts, and (ii) distribution fees of 0.75% of the average daily net assets of each of Class B and C (with the exception of Class C for AllianzGI Short Duration High Income which is 0.25%) and 0.25% of average daily net assets of Class R in connection with the distribution of Class B, C and R shares.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C, D and R classes, the Funds compensate the Distributor for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts.

Pursuant to the Distribution Plan for the Administrative Class shares, the Funds are permitted to reimburse the Distributor out of the Administrative Class’ assets of each Fund offering Administrative Class shares, in an amount up to 0.25% on an annual basis of the average net assets of the Administrative Class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration plans or programs that use fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which they are incurred, subject always to the limit that no more than 0.25% of the average daily net assets attributable to the Administrative Class may be expensed.

The Distributor also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and contingent deferred sales charges (“CDSC”) paid by the shareholders upon certain redemptions of Class A, B and C shares. For the six months ended March 31, 2016, the Distributor received $136,896, representing commissions (sales charges) and CDSC from the Funds.

Class B share and Class D shares were converted into Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(d).

Deferred Compensation.  Trustees do not currently receive any pension or retirement benefits from the Trust. The Trust has adopted a deferred compensation plan for the Trustees that went into place on January 1, 2015 and permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive all or a portion of his or her fees from the Trust on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of the Trust or Allianz Funds selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Trust remains in substantially the same financial position whether Trustee fees are paid when earned or deferred.

326	March 31, 2016 |	Semiannual Report

6.	EXPENSE LIMITATION AND RECOUPMENT

The Trust and the Investment Manager have entered into Expense Limitation and Management Fee Waiver Agreements as indicated below:

		Expense Limitation
	Management Fee Waiver(1)	Class A	Class B†	Class C	Class D†	Class R	Class P		Institutional Class		Class R6		Administrative Class
AllianzGI Retirement 2015(2)	N/A	0.97%	N/A	1.72%	1.07%	1.32%	0.67%		N/A		0.57%		0.92%
AllianzGI Retirement 2020(2)	N/A	0.99	N/A	1.74	1.09	1.34	0.69		N/A		0.59		0.94
AllianzGI Retirement 2025(2)	N/A	1.01	N/A	N/A	N/A	1.36	0.71		N/A		0.61		0.96
AllianzGI Retirement 2030(2)	N/A	1.03	N/A	1.78	1.13	1.38	0.73		N/A		0.63		0.98
AllianzGI Retirement 2035(2)	N/A	1.06	N/A	N/A	N/A	1.41	0.76		N/A		0.66		1.01
AllianzGI Retirement 2040(2)	N/A	1.09	N/A	1.84	1.19	1.44	0.79		N/A		0.69		1.04
AllianzGI Retirement 2045(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80		N/A		0.70		1.05
AllianzGI Retirement 2050(2)	N/A	1.10	N/A	1.85	1.20	1.45	0.80		N/A		0.70		1.05
AllianzGI Retirement 2055(2)	N/A	1.10	N/A	N/A	N/A	1.45	0.80		N/A		0.70		1.05
AllianzGI Retirement Income(2)	N/A	0.95	N/A	1.70	1.05	1.30	0.65		N/A		0.55	*	0.90
AllianzGI Global Allocation(3)	0.55%	0.64	1.36%	1.38	0.64	0.81	0.41		0.40%		0.30		0.65
AllianzGI Global Dynamic Allocation(3)	0.55	0.76	N/A	1.49	0.76	1.01	0.61		0.51		0.36		0.76
AllianzGI Global Megatrends(4)	N/A	1.30	N/A	N/A	N/A	N/A	1.15	*	1.05	*	N/A		N/A
AllianzGI Best Styles Emerging Markets Equity(5)	N/A	N/A	N/A	N/A	N/A	N/A	0.80		0.70		0.60		N/A
AllianzGI Best Styles Global Equity(5)	N/A	0.75	N/A	N/A	N/A	N/A	0.60		0.50		0.40		N/A
AllianzGI Best Styles International Equity(5)	N/A	N/A	N/A	N/A	N/A	N/A	0.65		0.55		0.45		N/A
AllianzGI Best Styles U.S. Equity(5)	N/A	N/A	N/A	N/A	N/A	N/A	0.60		0.50		0.40		N/A
AllianzGI China Equity(5)	N/A	1.70	N/A	2.45	1.77	N/A	1.51		1.45		N/A		N/A
AllianzGI Convertible	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A		N/A
AllianzGI Emerging Markets Consumers(6)	N/A	1.55	N/A	N/A	N/A	N/A	N/A		1.20		N/A		N/A
AllianzGI Emerging Markets Debt(5)	N/A	1.20	N/A	1.95	N/A	N/A	1.05		0.95		N/A		N/A
AllianzGI Emerging Markets Small-Cap(5)	N/A	1.85	N/A	N/A	N/A	N/A	N/A		1.50		N/A		N/A
AllianzGI Europe Equity Dividend(5)	N/A	1.20	N/A	1.95	N/A	N/A	1.05		0.95		N/A		N/A
AllianzGI Global Fundamental Strategy(6)	N/A	1.25	N/A	2.00	1.25	N/A	1.10		1.00		N/A		N/A
AllianzGI Global Sustainability(5)	N/A	1.20	N/A	N/A	N/A	N/A	1.05		0.95		N/A		N/A
AllianzGI Global Water	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A		N/A
AllianzGI High Yield Bond	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A		N/A
AllianzGI International Growth(5)	N/A	1.20	N/A	N/A	N/A	N/A	N/A		0.95		N/A		N/A
AllianzGI International Small-Cap(5)	N/A	1.45	N/A	2.19	1.45	1.70	1.28		1.21		1.11		N/A
AllianzGI Micro Cap(6)	N/A	1.62	N/A	N/A	N/A	N/A	1.54		1.54		N/A		N/A
AllianzGI Multi-Asset Real Return(6)	N/A	0.85	N/A	1.60	0.85	N/A	0.70		0.60		N/A		N/A
AllianzGI NFJ Emerging Markets Value(5)	N/A	1.34	N/A	2.09	1.55	N/A	1.18		1.09		N/A		N/A
AllianzGI NFJ Global Dividend Value(5)	N/A	1.20	N/A	1.99	1.20	N/A	1.04		0.95		N/A		N/A
AllianzGI NFJ International Small-Cap Value(5)	N/A	1.30	N/A	2.05	1.30	N/A	1.15		1.05		0.95		N/A
AllianzGI NFJ International Value II(5)	N/A	1.20	N/A	1.95	1.20	N/A	1.00		0.95		N/A		N/A
AllianzGI Short Duration High Income(5)	N/A	N/A	N/A	N/A	0.85	N/A	N/A		N/A		N/A		N/A
AllianzGI Structured Return(6)	N/A	1.15	N/A	1.90	1.15	N/A	1.00		0.90		N/A		N/A
AllianzGI U.S. Equity Hedged(6)	N/A	1.25	N/A	2.00	1.25	N/A	1.10		1.00		N/A		N/A
AllianzGI U.S. Small-Cap Growth(5)	N/A	1.40	N/A	2.20	1.42	1.65	1.25		1.16		N/A		N/A
AllianzGI Ultra Micro Cap	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A		N/A		N/A

(1)	The Investment Manager has contractually agreed to irrevocably waive a portion of its management fee with respect to the noted Funds. The waiver is calculated on the average daily net assets of each applicable Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds based on the rates disclosed in the above table. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Investment Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least January 31, 2017. This waiver does not apply to net assets of the Funds not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Semiannual Report	| March 31, 2016	327

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

(2)	The Investment Manager has contractually agreed, until January 31, 2017, to irrevocably waive its management and administrative fees and reimburse any additional other expenses or acquired fund fees and expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(3)	Effective February 1, 2016, the Investment Manager has contractually agreed, until January 31, 2017, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote (1) above, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, acquired fund fees and expenses and certain credits and other expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(4)	The Investment Manager has contractually agreed, until January 31, 2017, to reimburse other expenses or acquired fund fees and expenses, to the extent that Total Annual Fund Operating Expenses after Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed the rates noted in the table above based on the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(5)	Effective February 1, 2016, the Investment Manager has contractually agreed, until January 31, 2017, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
(6)	Effective February 1, 2016, the Investment Manager has contractually agreed, until January 31, 2017, to irrevocably waive its management fee and/or reimburse the Fund, to the extent that, Total Annual Fund Operating Expenses, excluding interest, taxes, and extraordinary expenses, acquired fund fees and expenses, and certain credits and other expenses, exceed the rates noted in the table above based upon the Fund’s average net assets attributable to each share class. Under the Expense Limitation Agreement, the Investment Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Investment Manager or at any time by mutual agreement of the parties.
*	As a result of reimbursing expenses inclusive of acquired fund fees and expenses, the Investment Manager reimbursed amounts in excess of the respective share class’ operating expenses. The aggregate excess reimbursement of each share class is accounted for as “Contribution from Investment Manager” on the Statements of Operations.
†	Class B shares and Class D shares were converted into Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(d).

The Investment Manager, in connection with the conversion of Class D shares into Class A shares, reimbursed AllianzGI Convertible, AllianzGI Global Water, AllianzGI High Yield Bond and AllianzGI Short Duration High Income for certain sub-transfer agent fees.

The Investment Manager, as per expense limitation agreements, may recoup waived/reimbursed amounts for a period of up to three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement. During the six months ended March 31, 2016, the Investment Manager recouped a total of $14,217 from the Funds as disclosed on the Statements of Operations. The following represents the amounts that still can be recouped by the Investment Manager as of March 31, 2016.

	Unrecouped Expenses Waived/Reimbursed through Fiscal Year ended
	11/30/2013	11/30/2014	9/30/2015	Totals
AllianzGI Retirement 2015	$29,817	$38,450	$26,249	$94,516
AllianzGI Retirement 2020	41,091	67,722	54,591	163,404
AllianzGI Retirement 2025	40,739	77,249	64,766	182,754
AllianzGI Retirement 2030	63,348	85,969	76,424	225,741
AllianzGI Retirement 2035	39,569	66,529	66,388	172,486
AllianzGI Retirement 2040	39,733	62,943	60,282	162,958
AllianzGI Retirement 2045	21,258	38,603	38,645	98,506
AllianzGI Retirement 2050	23,759	31,927	34,200	89,886
AllianzGI Retirement 2055	9,226	10,500	11,552	31,278
AllianzGI Retirement Income	43,580	39,055	25,007	107,642
AllianzGI Global Allocation	515,434	516,476	333,368	1,365,278
AllianzGI Global Dynamic Allocation	208,305	217,360	204,882	630,547
AllianzGI Global Megatrends	—	—	150,527	150,527
AllianzGI Best Styles Emerging Markets Equity	—	—	236,952	236,952
AllianzGI Best Styles Global Equity	—	455,753	266,552	722,305
AllianzGI Best Styles International Equity	—	—	342,608	342,608
AllianzGI Best Styles U.S. Equity	—	—	184,303	184,303

328	March 31, 2016 |	Semiannual Report

	Unrecouped Expenses Waived/Reimbursed through Fiscal Year ended
	11/30/2013	11/30/2014	9/30/2015	Totals
AllianzGI China Equity	$164,625	$206,219	$182,102	$552,946
AllianzGI Emerging Markets Consumer	—	—	244,097	244,097
AllianzGI Emerging Markets Debt	—	217,381	305,163	522,544
AllianzGI Emerging Markets Small-Cap	—	—	293,821	293,821
AllianzGI Europe Equity Dividend	—	—	230,355	230,355
AllianzGI Global Fundamental Strategy	171,914	249,637	153,697	575,248
AllianzGI Global Sustainability	—	—	202,111	202,111
AllianzGI High Yield Bond	6,686	508	—	7,194
AllianzGI International Growth	—	—	161,358	161,358
AllianzGI International Small-Cap	259,262	260,803	141,751	661,816
AllianzGI Micro Cap	162,476	117,388	115,571	395,435
AllianzGI Multi-Asset Real Return	364,268	239,165	206,099	809,532
AllianzGI NFJ Emerging Markets Value	344,104	262,863	303,098	910,065
AllianzGI NFJ Global Dividend Value	174,551	170,631	170,807	515,989
AllianzGI NFJ International Small-Cap Value	271,427	228,562	214,424	714,413
AllianzGI NFJ International Value II	242,059	235,983	181,260	659,302
AllianzGI Short Duration High Income	95,769	74,554	10,170	180,493
AllianzGI Structured Return	279,883	356,079	88,864	724,826
AllianzGI U.S. Equity Hedged	359,611	200,633	129,361	689,605
AllianzGI U.S. Small-Cap Growth	157,694	177,424	132,180	467,298

7.	INVESTMENTS IN SECURITIES

For the six months ended March 31, 2016, purchases and sales of investments, other than short-term securities and U.S. government obligations were:

	Purchases	Sales
AllianzGI Retirement 2015	$20,711,501	$25,229,884
AllianzGI Retirement 2020	40,789,211	53,331,065
AllianzGI Retirement 2025	47,051,919	55,948,617
AllianzGI Retirement 2030	45,997,372	52,160,345
AllianzGI Retirement 2035	31,183,220	37,836,694
AllianzGI Retirement 2040	28,725,166	32,883,647
AllianzGI Retirement 2045	16,323,510	17,248,945
AllianzGI Retirement 2050	12,103,348	13,081,962
AllianzGI Retirement 2055	4,427,227	4,701,524
AllianzGI Retirement Income	17,319,911	17,073,443
AllianzGI Global Allocation	291,560,109	103,969,998
AllianzGI Global Dynamic Allocation	25,096,475	2,778,214
AllianzGI Global Megatrends	362,442	141,944
AllianzGI Best Styles Emerging Markets Equity	6,418,064	2,951,700
AllianzGI Best Styles Global Equity	391,321,931	140,881,974
AllianzGI Best Styles International Equity	84,125,268	59,889,459
AllianzGI Best Styles U.S. Equity	33,179,141	33,790,881
AllianzGI China Equity	1,364,252	1,702,130
AllianzGI Convertible	677,207,643	1,061,103,237

	Purchases	Sales
AllianzGI Emerging Markets Consumer	$26,962,285	$8,779,668
AllianzGI Emerging Markets Debt	23,584,609	18,226,920
AllianzGI Emerging Markets Small-Cap	5,992,925	6,085,007
AllianzGI Europe Equity Dividend	839,858	534,421
AllianzGI Global Fundamental Strategy	86,216	470,500
AllianzGI Global Sustainability	17,109,231	338,585
AllianzGI Global Water	143,528,927	126,394,371
AllianzGI High Yield Bond	80,876,937	85,806,024
AllianzGI International Growth	317,227	325,604
AllianzGI International Small-Cap	45,034,817	50,230,973
AllianzGI Micro Cap	6,245,017	18,786,060
AllianzGI Multi-Asset Real Return	952,151	2,087,707
AllianzGI NFJ Emerging Markets Value	4,794,208	5,207,864
AllianzGI NFJ Global Dividend Value	6,116,826	13,731,231
AllianzGI NFJ International Small-Cap Value	6,286,657	6,383,050
AllianzGI NFJ International Value II	9,649,286	8,410,342
AllianzGI Short Duration High Income	199,477,144	319,865,983
AllianzGI Structured Return	226,920,323	141,472,118
AllianzGI U.S. Equity Hedged	77,234	8,115,340
AllianzGI U.S. Small-Cap Growth	18,891,219	27,672,401
AllianzGI Ultra Micro Cap	10,157,312	33,783,048

Semiannual Report	| March 31, 2016	329

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

Purchases and sales in U.S. government obligations were:

	Purchases	Sales
AllianzGI Global Dynamic Allocation	$3,201,149	—
AllianzGI Global Fundamental Strategy	478,110	—

At March 31, 2016, AllianzGI High Yield Bond had the following unfunded commitment under a debtor-in-possession financing which could be extended at the option of the in-bankruptcy issuer:

Issuer	Principal Amount
SFX Entertainment, Inc.	$422,113

(a) Transactions in options written for the six months ended March 31, 2016:

	AllianzGI Emerging Markets Debt:
	Contracts	Premiums
Options outstanding, September 30, 2015	—	—
Options written	172	$49,668
Options expired	(172)	(49,668)
Options outstanding, March 31, 2016	—	—

	AllianzGI Global Fundamental Strategy:
	Contracts	Premiums
Options outstanding, September 30, 2015	—	—
Options written	65	$63,579
Options expired	(20)	(6,609)
Options outstanding, March 31, 2016	45	$56,970

	AllianzGI Structured Return:
	Contracts	Premiums
Options outstanding, September 30, 2015	1,393	$7,717,110
Options written	9,643	48,668,967
Options terminated in closing transactions	(4,498)	(41,478,473)
Options expired	(4,466)	(6,048,650)
Options outstanding, March 31, 2016	2,072	$8,858,954

	AllianzGI U.S. Equity Hedged:
	Contracts	Premiums
Options outstanding, September 30, 2015	151	$106,405
Options written	965	842,137
Options terminated in closing transactions	(241)	(122,300)
Options expired	(799)	(727,664)
Options outstanding, March 31, 2016	76	$98,578

(b) Credit default swap agreements outstanding at March 31, 2016:

OTC buy protection swap agreements:

AllianzGI Emerging Markets Debt:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Pay Rate	Value(2)	Upfront Premiums Paid (Received)	Unrealized Depreciation
Bank of America:
Republic of Peru	$2,000	1.54%	6/20/21	1.00%	$(7,704)	$1,982	$(9,686)
JPMorgan Chase:
CDX.EM-24	2,300	3.00%	12/20/20	1.00%	(194,650)	(189,336)	(5,314)
					$(202,354)	$(187,354)	$(15,000)

OTC sell protection swap agreements:

AllianzGI Emerging Markets Debt:
Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(1)	Implied Credit Spread	Termination Date	Fixed Deal Received Rate	Value(2)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Republic of Chile	$2,000	0.92%	6/20/21	1.00%	$(56,008)	$(67,785)	$11,777

(1)	This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

330	March 31, 2016 |	Semiannual Report

(2)	The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at March 31, 2016 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(c) Futures contracts outstanding at March 31, 2016:

AllianzGI Retirement 2035:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: E-mini S&P 500 Index	5	$513	6/17/16	$10,600

AllianzGI Retirement 2040:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	10	$1,026	6/17/16	$21,201
Mini MSCI EAFE Index	4	325	6/17/16	(573)
				$20,628

AllianzGI Retirement 2045:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	7	$718	6/17/16	$14,840
Mini MSCI EAFE Index	4	325	6/17/16	(573)
				$14,267

AllianzGI Retirement 2050:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	6	$616	6/17/16	$12,720
Mini MSCI EAFE Index	5	406	6/17/16	(716)
				$12,004

AllianzGI Retirement 2055:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	2	$205	6/17/16	$4,240
Mini MSCI EAFE Index	2	163	6/17/16	(286)
				$3,954

AllianzGI Global Allocation:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 10-Year U.S. Treasury Note	139	$18,124	6/21/16	$(50,349)
2-Year U.S. Treasury Note	83	18,156	6/30/16	(6,538)
5-Year U.S. Treasury Note	394	47,739	6/30/16	(42,694)
Dow Jones U.S. Real Estate Index	148	4,535	6/17/16	3,249
Euro-BTP	108	17,281	6/8/16	285,715
U.S. Treasury Ultra Bond	67	11,559	6/21/16	(101,613)

Semiannual Report	| March 31, 2016	331

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Global Allocation (cont’d)
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Short: Euro Stoxx 50 Index	(153)	$(5,103)	6/17/16	$152,954
Hang Seng Index	(20)	(2,682)	4/28/16	(54,249)
SPI 200 Index	(47)	(4,563)	6/16/16	2,553
TOPIX Index	(36)	(4,310)	6/9/16	(2,209)
				$186,819

AllianzGI Global Dynamic Allocation:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 10-Year U.S. Treasury Note	6	$783	6/21/16	$1,237
2-Year U.S. Treasury Note	7	1,531	6/30/16	1,096
5-Year U.S. Treasury Note	10	1,212	6/30/16	3,215
Dow Jones U.S. Real Estate Index	38	1,164	6/17/16	43,569
E-mini S&P 500 Index	16	1,641	6/17/16	49,714
U.S. Treasury Ultra Bond	2	345	6/21/16	(950)
Short: Mini MSCI EAFE	(11)	(894)	6/17/16	1,504
Mini MSCI Emerging Markets Index	(19)	(792)	6/17/16	(29,703)
				$69,682

AllianzGI Best Styles Emerging Markets Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: Mini MSCI Emerging Markets Index	24	$1,000	6/17/16	$2,801
SGX Nifty 50 Index	36	561	4/28/16	5,979
				$8,780

AllianzGI Best Styles Global Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: E-mini S&P 500 Index	55	$5,641	6/17/16	$124,579
Euro STOXX 600 Index	85	1,604	6/17/16	(15,132)
Mini MSCI Emerging Markets Index	63	2,627	6/17/16	61,070
TOPIX Index	10	1,197	6/9/16	22,933
				$193,450

AllianzGI Best Styles International Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long: Mini MSCI EAFE Index	13	$1,057	6/17/16	$(7,528)

AllianzGI Best Styles U.S. Equity:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long: E-mini S&P 500 Index	32	$3,282	6/17/16	$12,310

332	March 31, 2016 |	Semiannual Report

AllianzGI Global Fundamental Strategy:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: Euro Stoxx 50 Index	31	$1,034	6/17/16	$2,065
Short: 10-Year U.S. Treasury Note	(5)	(652)	6/21/16	107
5-Year U.S. Treasury Note	(4)	(485)	6/30/16	(883)
E-mini S&P 500 Index	(10)	(1,026)	6/17/16	2,726
Euro-Bobl	(3)	(447)	6/8/16	201
Euro-Bund	(1)	(186)	6/8/16	(559)
				$3,657

AllianzGI Multi-Asset Real Return:
Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation (Depreciation)
Long: 10-Year U.S. Treasury Note	1	$130	6/21/16	$(151)
Euro-BTP	1	160	6/8/16	4,095
Short: 2-Year U.S. Treasury Note	(2)	(437)	6/30/16	(207)
Dow Jones U.S. Real Estate Index	(1)	(31)	6/17/16	(1,193)
				$2,544

(d) Forward foreign currency contracts outstanding at March 31, 2016:

AllianzGI Global Allocation:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2016	Unrealized Appreciation
Purchased:
1,136,496,200 Japanese Yen settling 5/11/16	State Street Bank	$10,089,185	$10,108,672	$19,487
Sold:
7,000,000 British Pound settling 5/11/16	State Street Bank	10,089,185	10,054,833	34,352
				$53,839

AllianzGI Best Styles Global Equity:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2016	Unrealized Appreciation (Depreciation)
Sold:
1,187,096 Hong Kong Dollar settling 4/1/16	Northern Trust Company	$153,046	$153,029	$17
16,702,432 South African Rand settling 4/1/16	Northern Trust Company	1,085,238	1,131,314	(46,076)
				$(46,059)

AllianzGI Emerging Markets Consumer:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2016	Unrealized Appreciation
Purchased:
1,236,733 South African Rand settling 4/4/16	Northern Trust Company	$79,607	$83,768	$4,161

AllianzGI Emerging Markets Debt:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2016	Unrealized Appreciation (Depreciation)
Purchased:
786,011 Euro settling 4/13/16	State Street Bank	$854,143	$894,651	$40,508
Sold:
2,657,581 Euro settling 4/13/16	State Street Bank	2,923,221	3,024,903	(101,682)
				$(61,174)

Semiannual Report	| March 31, 2016	333

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Global Fundamental Strategy:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2016	Unrealized Appreciation (Depreciation)
Purchased:
35,000,000 Indian Rupee settling 5/27/16	State Street Bank	$502,188	$523,459	$21,271
Sold:
1,500,000 Euro settling 5/27/16	State Street Bank	1,655,250	1,709,561	(54,311)
				$(33,040)

AllianzGI International Small-Cap:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2016	Unrealized Depreciation
Sold:
9,610,473 Japanese Yen settling 4/1/16	Northern Trust Company	$84,679	$85,392	$(713)

AllianzGI NFJ Emerging Markets Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2016	Unrealized Appreciation (Depreciation)
Purchased:
48,684 South African Rand settling 4/5/16	Northern Trust Company	$3,147	$3,297	$150
Sold:
631,342 South African Rand settling 4/5/16	Northern Trust Company	40,812	42,755	(1,943)
				$(1,793)

AllianzGI NFJ International Small-Cap Value:
	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value March 31, 2016	Unrealized Depreciation
Sold:
50,039 Euro settling 4/1/16	Northern Trust Company	$56,022	$56,939	$(917)
At March 31, 2016, the following Funds pledged cash as collateral for derivatives:

Collateral
AllianzGI Retirement 2035	$242,451
AllianzGI Retirement 2040	262,123
AllianzGI Retirement 2045	191,200
AllianzGI Retirement 2050	187,146
AllianzGI Retirement 2055	87,055
AllianzGI Global Allocation	6,939,302
AllianzGI Global Dynamic Allocation	294,490
AllianzGI Best Styles Emerging Markets Equity	291,940
AllianzGI Best Styles Global Equity	2,975,083
AllianzGI Best Styles International Equity	100,138
AllianzGI Best Styles U.S. Equity	986,434
AllianzGI Emerging Markets Debt	40,000
AllianzGI Global Fundamental Strategy	141,779
AllianzGI Multi-Asset Real Return	101,214
AllianzGI Structured Return	471,456
AllianzGI U.S. Equity Hedged	37,343

Glossary:

CDX.EM—Credit Derivatives Index Emerging Markets

EAFE—Europe, Australasia and Far East

334	March 31, 2016 |	Semiannual Report

MSCI—Morgan Stanley Capital International

OTC—Over-the-Counter

SGX—Singapore Exchange

TOPIX—Tokyo Stock Price Index

8.	INCOME TAX INFORMATION

At March 31, 2016, the aggregate cost basis and the net unrealized appreciation (depreciation) of investments (before options written) for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
AllianzGI Retirement 2015	$26,975,010	$325,903	$695,118	$(369,215)
AllianzGI Retirement 2020	56,545,991	478,493	1,712,374	(1,233,881)
AllianzGI Retirement 2025	61,816,632	554,213	2,146,042	(1,591,829)
AllianzGI Retirement 2030	65,161,066	634,230	2,208,530	(1,574,300)
AllianzGI Retirement 2035	51,321,520	510,697	1,944,254	(1,433,557)
AllianzGI Retirement 2040	43,128,180	394,257	1,580,459	(1,186,202)
AllianzGI Retirement 2045	25,512,911	257,460	858,980	(601,520)
AllianzGI Retirement 2050	22,419,747	68,973	660,543	(591,570)
AllianzGI Retirement 2055	6,292,919	112,355	257,448	(145,093)
AllianzGI Retirement Income	24,293,585	96,474	344,776	(248,302)
AllianzGI Global Allocation	484,359,691	9,410,335	546,686	8,863,649
AllianzGI Global Dynamic Allocation	37,545,277	197,528	539,357	(341,829)
AllianzGI Global Megatrends	3,215,928	24,705	404,845	(380,140)
AllianzGI Best Styles Emerging Markets Equity	9,222,983	480,017	561,295	(81,278)
AllianzGI Best Styles Global Equity	549,523,003	27,418,107	9,448,757	17,969,350
AllianzGI Best Styles International Equity	84,008,938	3,012,118	4,901,703	(1,889,585)
AllianzGI Best Styles U.S. Equity	91,975,430	4,547,515	5,080,218	(532,703)
AllianzGI China Equity	4,984,607	175,545	687,331	(511,786)
AllianzGI Convertible	1,700,439,871	134,737,704	62,131,374	72,606,330
AllianzGI Emerging Markets Consumer	34,448,979	1,086,345	810,499	275,846
AllianzGI Emerging Markets Debt	45,268,238	525,158	1,224,493	(699,335)
AllianzGI Emerging Markets Small-Cap	8,043,887	761,742	431,585	330,157
AllianzGI Europe Equity Dividend	3,718,026	127,680	261,694	(134,014)
AllianzGI Global Fundamental Strategy	20,235,528	1,327,596	1,556,652	(229,056)
AllianzGI Global Sustainability	20,642,993	816,737	750,463	66,274
AllianzGI Global Water	352,047,834	57,913,423	5,010,930	52,902,493
AllianzGI High Yield Bond	332,080,093	4,428,828	31,107,531	(26,678,703)
AllianzGI International Growth	3,032,062	279,326	189,645	89,681
AllianzGI International Small-Cap	89,075,918	19,720,792	4,752,616	14,968,176
AllianzGI Micro Cap	30,178,587	8,665,038	3,132,673	5,532,365
AllianzGI Multi-Asset Real Return	3,768,571	186,693	605,348	(418,655)
AllianzGI NFJ Emerging Markets Value	7,984,082	378,277	446,864	(68,587)
AllianzGI NFJ Global Dividend Value	15,867,876	739,372	1,691,162	(951,790)
AllianzGI NFJ International Small-Cap Value	11,839,478	602,819	608,155	(5,336)
AllianzGI NFJ International Value II	46,514,418	2,123,990	4,517,997	(2,394,007)
AllianzGI Short Duration High Income	969,101,823	1,522,202	69,089,118	(67,566,916)
AllianzGI Structured Return	186,879,797	5,014,781	385,592	4,629,189
AllianzGI U.S. Equity Hedged	6,975,077	38,907	242,754	(203,847)
AllianzGI U.S. Small-Cap Growth	22,887,583	4,010,264	492,071	3,518,193
AllianzGI Ultra Micro Cap	50,073,897	17,088,166	5,794,532	11,293,634

(1)	Differences, if any, between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

Semiannual Report	| March 31, 2016	335

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

9.	SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with $0.0001 par value. Changes in shares of beneficial interest were as follows:

	AllianzGI Retirement 2015
	Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	112,605	$2,046,053	89,143	$1,696,448	565,795	$11,168,574
Class A - from Class D(a)	2,801	52,044	—	—	—	—
Class C	2,155	38,616	3,911	72,140	15,337	298,797
Class D	151	2,848	343	6,522	17	332
Class R	8,844	166,372	4,569	87,148	1,134	22,530
Class P	39,254	717,615	447,718	8,680,317	171,764	3,325,289
Class R6	41,696	766,232	276,445	5,197,624	715,197	14,343,900
Administrative Class	7,577	142,509	39,583	762,012	16,965	335,842

Issued in reinvestment of dividends and distributions:
Class A	11,175	200,812	24,968	472,907	10,510	201,688
Class C	1,026	18,356	1,603	30,238	736	14,041
Class D(a)	—	—	131	2,519	120	2,326
Class R	645	11,638	342	6,532	76	1,464
Class P	23,153	418,614	12,422	237,540	4,379	84,782
Class R6	22,305	403,507	29,248	559,535	9,220	178,596
Administrative Class	1,787	32,236	6,206	118,530	3,808	73,602

Cost of shares redeemed:
Class A	(307,018)	(5,708,865)	(216,708)	(4,121,293)	(205,257)	(4,032,346)
Class C	(5,455)	(98,693)	(22,186)	(421,446)	(35,474)	(694,946)
Class D	(1)	(6)	(2,430)	(47,622)	(5,313)	(104,936)
Class D - to Class A(a)	(2,770)	(52,044)	—	—	—	—
Class R	(8,666)	(155,636)	(2,915)	(56,290)	(2,592)	(50,484)
Class P	(83,129)	(1,515,614)	(90,011)	(1,744,140)	(190,596)	(3,761,904)
Class R6	(88,526)	(1,615,077)	(462,989)	(9,048,552)	(440,624)	(8,878,990)
Administrative Class	(3,633)	(68,875)	(163,979)	(3,127,761)	(47,231)	(938,663)
Net increase (decrease) resulting from Fund share transactions	(224,024)	$(4,197,358)	(24,586)	$(637,092)	587,971	$11,589,494

†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

336	March 31, 2016 |	Semiannual Report

AllianzGI Retirement 2020						AllianzGI Retirement 2025
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

139,026	$2,508,144	132,585	$2,507,411	1,433,411	$28,178,631	183,841	$2,955,214	192,193	$3,192,650	1,335,068	$22,916,623
31,682	582,312	—	—	—	—	—	—	—	—	—	—
1,183	21,112	753	14,262	4,810	94,427	—	—	—	—	—	—
32	600	20,789	394,104	2,880	56,444	—	—	—	—	—	—
11,161	204,824	6,858	131,554	5,007	97,615	4,988	78,373	17,234	284,623	35,394	595,164
60,874	1,100,788	794,195	15,354,249	333,605	6,405,645	103,062	1,641,954	1,239,633	20,766,984	703,711	11,746,860
81,191	1,472,382	451,840	8,499,450	159,121	3,113,834	115,273	1,822,230	353,842	5,780,122	225,478	3,834,014
11,107	204,079	34,999	669,041	82,204	1,617,550	12,286	195,059	33,256	559,615	117,954	2,028,052

33,310	594,911	59,497	1,121,609	19,810	376,585	34,415	543,416	56,031	928,554	25,283	421,464
426	7,610	574	10,834	225	4,276	—	—	—	—	—	—
—	—	403	7,649	262	5,007	—	—	—	—	—	—
1,130	20,265	1,600	30,240	772	14,703	1,131	17,842	1,547	25,614	1,097	18,248
44,277	797,874	28,592	545,068	8,058	154,714	68,215	1,080,525	34,127	569,048	4,784	80,182
24,231	436,891	10,546	201,268	8,358	160,647	24,126	382,398	10,660	177,836	6,502	108,975
3,337	59,872	12,357	234,411	7,237	138,300	2,552	40,396	21,013	349,868	11,996	200,811

(869,005)	(16,023,129)	(267,327)	(5,063,177)	(168,555)	(3,278,677)	(915,952)	(14,855,608)	(366,880)	(6,074,933)	(318,923)	(5,466,861)
(1,575)	(29,279)	(7,050)	(133,941)	(4,003)	(78,690)	—	—	—	—	—	—
(935)	(17,595)	(2,670)	(51,348)	(5,733)	(113,637)	—	—	—	—	—	—
(31,478)	(582,312)	—	—	—	—	—	—	—	—	—	—
(35,335)	(649,646)	(2,000)	(38,099)	(7,690)	(150,766)	(27,278)	(438,211)	(9,777)	(163,736)	(22,892)	(383,869)
(62,871)	(1,129,694)	(301,065)	(5,850,830)	(99,035)	(1,960,444)	(113,061)	(1,768,372)	(243,270)	(4,080,092)	(167,809)	(2,872,130)
(89,250)	(1,640,832)	(95,928)	(1,834,478)	(270,027)	(5,377,317)	(27,294)	(439,709)	(124,282)	(2,129,609)	(142,236)	(2,478,415)
(10,605)	(195,389)	(353,385)	(6,700,959)	(58,748)	(1,155,300)	(5,356)	(85,047)	(679,887)	(11,278,230)	(55,774)	(962,168)
(658,087)	$(12,256,212)	526,163	$10,048,318	1,451,969	$28,303,547	(539,052)	$(8,829,540)	535,440	$8,908,314	1,759,633	$29,786,950

Semiannual Report	| March 31, 2016	337

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Retirement 2030
	Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	205,826	$3,943,451	174,222	$3,470,882	928,027	$19,420,259
Class A - from Class D(a)	28,638	552,431	—	—	—	—
Class C	1,377	25,580	2,243	44,713	6,650	138,830
Class D	977	18,955	910	18,395	2,113	43,399
Class R	34,188	663,164	18,004	358,845	18,581	388,307
Class P	77,539	1,475,845	893,531	18,121,370	541,841	11,072,179
Class R6	160,857	3,044,162	431,514	8,680,478	268,513	5,654,075
Administrative Class	9,192	176,317	29,310	594,012	92,910	1,960,346

Issued in reinvestment of dividends and distributions:
Class A	22,860	431,590	58,437	1,160,152	21,054	427,836
Class C	726	13,670	1,246	24,683	495	10,033
Class D(a)	—	—	1,350	26,993	637	13,023
Class R	2,473	46,771	2,223	44,348	896	18,290
Class P	49,188	940,472	45,311	911,963	8,988	184,881
Class R6	22,406	429,074	21,483	433,036	12,548	258,616
Administrative Class	2,955	56,360	21,222	425,945	9,758	200,325

Cost of shares redeemed:
Class A	(720,409)	(13,890,444)	(239,288)	(4,787,605)	(225,966)	(4,705,694)
Class C	(1,875)	(34,109)	(3,626)	(71,625)	(10,583)	(219,126)
Class D	(668)	(13,136)	(4,330)	(87,469)	(3,534)	(74,687)
Class D - to Class A(a)	(28,464)	(552,431)	—	—	—	—
Class R	(3,343)	(63,179)	(11,094)	(224,740)	(10,198)	(211,997)
Class P	(70,204)	(1,340,446)	(275,257)	(5,689,229)	(90,735)	(1,921,242)
Class R6	(87,559)	(1,645,376)	(190,260)	(3,857,262)	(389,999)	(8,258,015)
Administrative Class	(2,643)	(52,225)	(405,786)	(8,103,240)	(80,462)	(1,695,999)
Net increase (decrease) resulting from Fund share transactions	(295,963)	$(5,773,504)	571,365	$11,494,645	1,101,534	$22,703,639

†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

338	March 31, 2016 |	Semiannual Report

AllianzGI Retirement 2035						AllianzGI Retirement 2040
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

139,772	$2,344,775	147,413	$2,594,889	816,929	$14,941,272	88,582	$1,735,383	103,660	$2,114,947	602,125	$13,046,627
—	—	—	—	—	—	11,576	226,889	—	—	—	—
—	—	—	—	—	—	521	9,871	1,905	38,082	3,035	65,077
—	—	—	—	—	—	15	291	5,578	115,893	1,915	41,790
12,352	204,998	42,588	742,117	9,352	170,961	8,676	163,986	16,725	340,684	13,129	283,949
92,642	1,535,026	1,044,654	18,440,918	572,738	10,179,074	72,713	1,385,017	494,445	10,152,899	396,823	8,391,622
117,112	1,950,380	205,966	3,546,141	155,191	2,843,057	183,357	3,524,998	415,826	8,439,147	207,481	4,538,383
6,667	112,567	19,717	352,794	78,765	1,447,310	4,175	80,921	19,468	404,657	37,217	809,484

20,021	333,945	51,340	897,707	16,679	297,724	8,943	174,099	52,985	1,074,907	14,621	309,393
—	—	—	—	—	—	165	3,214	672	13,636	239	5,039
—	—	—	—	—	—	—	—	609	12,389	203	4,300
1,374	22,893	2,540	44,450	922	16,445	1,266	24,525	3,740	75,763	1,013	21,388
48,314	810,229	45,774	806,090	6,302	113,126	23,577	462,104	37,310	764,222	5,671	121,070
11,017	184,982	9,856	173,746	7,644	137,282	17,072	335,128	28,425	583,008	12,498	266,724
1,165	19,510	27,828	488,677	12,521	224,389	640	12,488	15,822	322,618	5,623	119,471

(549,427)	(9,395,544)	(136,463)	(2,399,574)	(116,775)	(2,135,925)	(424,451)	(8,412,893)	(204,151)	(4,131,972)	(114,672)	(2,480,516)
—	—	—	—	—	—	(4,318)	(78,375)	(4,292)	(88,674)	(5,844)	(125,784)
—	—	—	—	—	—	(61)	(1,218)	(4,504)	(94,006)	(2,906)	(62,937)
—	—	—	—	—	—	(11,553)	(226,889)	—	—	—	—
(15,224)	(255,653)	(7,137)	(125,026)	(4,604)	(85,076)	(633)	(12,104)	(14,983)	(302,654)	(7,288)	(158,731)
(118,087)	(1,936,117)	(242,848)	(4,320,264)	(115,777)	(2,127,542)	(61,563)	(1,173,877)	(179,180)	(3,778,135)	(90,176)	(1,975,572)
(58,925)	(1,005,496)	(198,771)	(3,657,433)	(131,228)	(2,440,381)	(86,470)	(1,680,164)	(183,462)	(3,754,224)	(315,133)	(6,958,416)
(6,147)	(103,926)	(626,008)	(10,923,840)	(43,975)	(806,171)	(3,619)	(69,484)	(249,495)	(5,056,247)	(37,880)	(821,095)
(297,374)	$(5,177,431)	386,449	$6,661,392	1,264,684	$22,775,545	(171,390)	$(3,516,090)	357,103	$7,246,940	727,694	$15,441,266

Semiannual Report	| March 31, 2016	339

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Retirement 2045
	Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	81,336	$1,387,451	121,815	$2,189,486	351,881	$6,635,440
Class A - from Class D(a)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class R	4,436	73,524	7,124	128,195	5,261	99,251
Class P	67,166	1,121,049	248,013	4,484,334	374,167	6,834,798
Class R6	180,421	3,025,240	163,238	2,855,929	55,303	1,043,172
Administrative Class	10,119	175,096	18,257	334,546	25,662	486,607

Issued in reinvestment of dividends and distributions:
Class A	8,652	148,117	31,319	560,986	10,650	196,475
Class C	—	—	—	—	—	—
Class D(a)	—	—	—	—	—	—
Class R	597	10,186	1,310	23,426	412	7,597
Class P	16,864	289,885	30,252	544,974	3,796	70,620
Class R6	6,299	108,540	15,015	270,810	6,710	124,598
Administrative Class	518	8,887	5,111	91,806	2,123	39,271

Cost of shares redeemed:
Class A	(302,017)	(5,273,041)	(81,428)	(1,446,463)	(65,555)	(1,241,169)
Class C	—	—	—	—	—	—
Class D	—	—	—	—	—	—
Class D - to Class A(a)	—	—	—	—	—	—
Class R	(668)	(10,835)	(4,200)	(75,685)	(1,225)	(23,327)
Class P	(68,004)	(1,149,206)	(103,062)	(1,876,505)	(42,668)	(819,648)
Class R6	(16,118)	(271,153)	(251,359)	(4,704,870)	(21,916)	(422,785)
Administrative Class	(9,798)	(169,373)	(94,775)	(1,688,865)	(18,161)	(345,338)
Net increase (decrease) resulting from Fund share transactions	(20,197)	$(525,633)	106,630	$1,692,104	686,440	$12,685,562

†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

340	March 31, 2016 |	Semiannual Report

AllianzGI Retirement 2050						AllianzGI Retirement 2055
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

32,184	$612,656	67,481	$1,368,741	184,392	$4,003,253	27,049	$438,299	39,299	$681,612	62,661	$1,165,536
10,929	211,250	—	—	—	—	—	—	—	—	—	—
813	15,043	1,168	23,563	848	18,153	—	—	—	—	—	—
29	577	1,525	31,580	1,934	41,897	—	—	—	—	—	—
3,989	73,988	6,970	140,877	5,260	114,561	4,642	73,524	6,391	110,220	4,091	75,584
56,427	1,059,021	206,132	4,309,416	218,872	4,652,264	45,948	735,899	67,485	1,171,954	61,933	1,143,776
134,760	2,550,328	268,274	5,399,782	142,748	3,131,628	77,741	1,232,493	52,689	886,677	17,208	327,478
8,755	170,664	17,301	358,324	15,235	333,045	5,012	83,061	8,006	141,084	7,983	149,207

3,922	74,677	17,095	344,624	4,363	93,070	1,992	32,490	4,664	80,679	1,172	21,356
240	4,525	452	9,070	157	3,333	—	—	—	—	—	—
—	—	754	15,284	472	10,080	—	—	—	—	—	—
993	18,855	1,973	39,816	663	14,134	385	6,253	558	9,642	153	2,791
15,779	302,797	23,598	480,976	3,259	70,571	4,114	67,556	4,703	81,946	859	15,862
16,534	318,280	27,481	561,437	13,791	296,988	5,888	96,972	20,218	352,983	9,281	170,105
1,144	21,887	4,076	82,801	1,765	37,821	461	7,532	1,432	24,871	492	8,985

(180,774)	(3,552,572)	(42,998)	(872,728)	(17,588)	(384,126)	(48,842)	(814,111)	(14,937)	(259,710)	(12,856)	(234,967)
(2,088)	(37,296)	(3)	(65)	(214)	(4,743)	—	—	—	—	—	—
(51)	(1,009)	(4,513)	(95,320)	(4,712)	(102,260)	—	—	—	—	—	—
(10,876)	(211,250)	—	—	—	—	—	—	—	—	—	—
(1,831)	(34,419)	(3,213)	(65,947)	(2,304)	(49,752)	(1,405)	(22,808)	(1,076)	(18,673)	(465)	(8,626)
(31,009)	(589,377)	(57,502)	(1,206,504)	(49,914)	(1,093,827)	(17,557)	(287,248)	(35,517)	(639,651)	(3,433)	(64,844)
(74,402)	(1,413,278)	(285,193)	(6,040,756)	(150,620)	(3,320,055)	(100,995)	(1,566,626)	(174,240)	(2,955,478)	(815)	(15,132)
(8,484)	(165,872)	(45,825)	(928,103)	(15,510)	(343,282)	(3,497)	(59,118)	(15,010)	(258,934)	(1,368)	(25,758)
(23,017)	$(570,525)	205,033	$3,956,868	352,897	$7,522,753	936	$24,168	(35,335)	$(590,778)	146,896	$2,731,353

Semiannual Report	| March 31, 2016	341

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Retirement Income
	Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	146,708	$2,529,477	74,101	$1,357,874	277,751	$5,324,689
Class A - from Class B and Class D(a)	53,324	939,041	—	—	—	—
Class B	—	—	—	—	—	—
Class C	20,609	354,571	33,621	608,084	29,059	554,674
Class D	6	105	3,122	57,336	4,586	89,080
Class R	405	7,218	1,876	35,333	3,714	73,267
Class P	14,990	261,063	154,273	2,877,660	259,938	4,960,657
Institutional Class	—	—	—	—	—	—
Class R6	106,686	1,789,205	130,350	2,315,516	121,093	2,307,728
Administrative Class	215	3,642	1,058	20,106	12,601	245,703

Issued in reinvestment of dividends and distributions:
Class A	10,920	187,895	21,439	391,225	5,138	98,989
Class B(a)	—	—	—	—	—	—
Class C	4,711	80,646	11,636	210,553	2,353	45,087
Class D(a)	—	—	3,291	60,391	872	16,924
Class R	401	7,155	662	12,486	126	2,510
Class P	12,687	220,562	19,389	358,423	7,746	151,273
Institutional Class	—	—	—	—	—	—
Class R6	19,815	336,573	31,290	566,932	11,265	215,784
Administrative Class	44	774	4,530	83,891	1,903	37,092

Cost of shares redeemed:
Class A	(188,864)	(3,308,326)	(75,956)	(1,392,748)	(184,344)	(3,547,224)
Class B	—	—	—	—	—	—
Class B - to Class A(a)	—	—	—	—	—	—
Class C	(31,960)	(543,194)	(79,285)	(1,431,144)	(55,702)	(1,055,914)
Class D	(788)	(14,091)	(4,612)	(84,823)	(11,788)	(227,211)
Class D - to Class A(a)	(53,027)	(939,041)	—	—	—	—
Class R	(974)	(17,842)	(42)	(787)	(828)	(16,175)
Class P	(14,924)	(260,296)	(187,437)	(3,536,367)	(174,487)	(3,404,901)
Institutional Class	—	—	—	—	—	—
Class R6	(81,183)	(1,399,894)	(187,221)	(3,460,594)	(142,315)	(2,735,083)
Administrative Class	(6)	(100)	(106,488)	(1,969,104)	(40,737)	(786,766)
Net increase (decrease) resulting from Fund share transactions	19,795	$235,143	(150,403)	$(2,919,757)	127,944	$2,350,183

#	For the period September 8, 2015 (commencement of share class) through September 30, 2015. “Shares sold” includes shares sold to AFI.
##	For the period February 1, 2016 (commencement of share class) through March 31, 2016. “Shares sold” include shares sold to AFI.
†	Fiscal year end changed from November 30th to September 30th.
(a)	Class B shares and Class D shares converted to Class A shares at the close of business on December 4, 2015 and November 13, 2015, respectively. See Note 12(d).

342	March 31, 2016 |	Semiannual Report

AllianzGI Global Allocation						AllianzGI Global Dynamic Allocation
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

832,336	$9,061,623	3,523,988	$39,351,005	488,819	$5,873,282	243,839	$4,332,359	34,651	$642,318	13,404	$292,209
245,249	2,744,859	—	—	—	—	4,509	82,248	—	—	—	—
—	—	373	4,453	2,464	30,262	—	—	—	—	—	—
384,862	4,313,493	222,765	2,640,080	213,160	2,598,606	7,724	133,105	4,502	83,761	4,738	101,602
304	3,398	39,007	453,715	113,628	1,360,961	137	2,515	3,454	64,818	4,698	104,018
—	—	—	—	—	—	1,045	18,682	2,683	51,113	6,213	141,517
101,882	1,116,526	76,405	895,666	90,351	1,093,598	9,045	160,000	693	12,676	237	5,393
1,572,371	16,831,186	1,465,204	16,934,460	1,399,068	16,736,242	1,717,316	31,342,024	119,615	2,270,977	10,994	247,967
18,039,312	187,775,145	8,472,265 #	92,327,464 #	—	—	578 ##	10,000 ##	—	—	—	—
—	—	297	3,526	1,043	12,798	—	—	58	1,102	252	5,517

171,060	1,860,906	216,721	2,530,019	107,244	1,295,082	4,276	76,661	7,190	134,828	8,921	191,140
—	—	4,438	53,033	2,373	29,152	—	—	—	—	—	—
150,361	1,657,325	166,107	1,967,395	64,439	786,340	1,007	17,877	9,196	170,038	8,945	189,428
—	—	9,237	107,355	2,898	34,933	—	—	870	16,245	2,579	54,881
63	677	68	795	29	351	200	3,573	1,048	19,537	774	16,508
3,761	40,911	1,829	21,293	978	11,777	79	1,410	308	5,765	279	5,969
301,684	3,245,733	326,558	3,771,423	149,348	1,787,276	35,654	639,634	24,181	453,433	21,933	470,228
487,422	5,232,799	3 #	32 #	—	—	— ##	— ##	—	—	—	—
97	1,080	94	1,128	47	587	25	448	185	3,455	131	2,792

(1,068,364)	(11,653,541)	(1,089,087)	(12,724,136)	(1,067,994)	(12,901,939)	(22,388)	(393,726)	(15,729)	(291,968)	(29,245)	(638,957)
(8,090)	(92,948)	(108,220)	(1,295,494)	(95,177)	(1,166,655)	—	—	—	—	—	—
(35,082)	(408,147)	—	—	—	—	—	—	—	—	—	—
(575,556)	(6,288,643)	(829,151)	(9,816,943)	(940,056)	(11,488,956)	(6,214)	(111,385)	(8,536)	(161,093)	(11,062)	(244,700)
(1,894)	(21,601)	(21,121)	(246,602)	(32,083)	(386,436)	—	—	(6,228)	(119,890)	(17,776)	(391,639)
(210,299)	(2,336,712)	—	—	—	—	(4,531)	(82,248)	—	—	—	—
—	—	—	—	—	—	(453)	(8,134)	(1,858)	(34,909)	(4,815)	(110,410)
(81,611)	(858,077)	(65,242)	(763,867)	(80,551)	(982,880)	(281)	(4,844)	—	—	(237)	(5,266)
(1,362,083)	(14,510,137)	(1,189,573)	(13,790,520)	(1,163,787)	(13,963,585)	(342,706)	(6,172,886)	(36,744)	(700,616)	(11,524)	(264,374)
(789,897)	(8,475,230)	(3,027)#	(32,709)#	—	—	— ##	— ##	—	—	—	—
—	—	(669)	(8,318)	(432)	(5,198)	—	—	(351)	(6,674)	—	—
18,157,888	$189,240,625	11,219,269	$122,384,253	(744,191)	$(9,244,402)	1,648,861	$30,047,313	139,188	$2,614,916	9,439	$173,823

Semiannual Report	| March 31, 2016	343

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Global Megatrends
	Six Months ended 3/31/2016 (unaudited)		Period from 2/2/2015†† through 9/30/2015†
	Shares	Amount	Shares	Amount
Shares sold:
Class A	855	$12,474	—	—
Class P	—	—	1,612	$25,000
Institutional Class	259	3,544	190	3,000
Class R6	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	16	225	—	—
Class P	41	582	—	—
Institutional Class	4,139	59,473	—	—
Class R6	—	—	—	—

Cost of shares redeemed:
Class A	(715)	(10,433)	—	—
Class P	(1,320)	(16,774)	(319)	(4,581)
Institutional Class	(190)	(2,820)	—	—
Class R6	—	—	—	—
Net increase resulting from Fund share transactions	3,085	$46,271	1,483	$23,419

#	For the period December 22, 2014 (commencement of share class) through September 30, 2015. “Shares sold” includes shares sold to AFI.
*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.

344	March 31, 2016 |	Semiannual Report

AllianzGI Best Styles Emerging Markets Equity					AllianzGI Best Styles Global Equity
Six Months ended 3/31/2016 (unaudited)		Period from 12/9/2014†† through 9/30/2015†			Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†				Period from 12/2/2013†† through 11/30/2014
Shares	Amount	Shares		Amount	Shares	Amount	Shares		Amount		Shares	Amount

—	—	—		—	336,183	$4,980,201	2,236,215		$33,595,570		—	—
441	$6,168	—		—	143,045	2,204,059	297,463	#	4,866,887	#	—	—
—	—	—		—	27,849	424,280	25,402		402,955		—	—
385,708	5,117,579	39,500		$580,298	18,555,936	263,899,900	16,607,294		252,142,372		2,418,239	$36,454,373

—	—	—		—	749	11,238	38		610		—	—
32	402	—	*	2	1,118	16,931	69	#	1,116	#	—	—
25	306	—	*	3	400	6,010	37		578		—	—
24,745	306,433	112		1,617	176,375	2,666,787	105,898		1,662,454		—	—

—	—	—		—	(189,421)	(2,785,106)	(18,416)		(270,058)		—	—
(450)	(5,473)	—		—	(205,858)	(3,160,701)	(20,374	)#	(325,958	)#	—	—
—	—	—		—	(3,796)	(55,982)	(1,040)		(15,000)		—	—
(48,659)	(618,354)	(1,359)		(20,758)	(587,563)	(8,755,244)	(1,704,169)		(26,738,507)		(736,256)	(11,914,060)
361,842	$4,807,061	38,253		$561,162	18,255,017	$259,452,373	17,528,417		$265,323,019		1,681,983	$24,540,313

Semiannual Report	| March 31, 2016	345

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Best Styles International Equity
	Six Months ended 3/31/2016 (unaudited)		Period from 12/9/2014†† through 9/30/2015†
	Shares	Amount	Shares		Amount
Shares sold:
Class A	—	—	—		—
Class A - from Class D(a)	—	—	—		—
Class C	—	—	—		—
Class D	—	—	—		—
Class P	—	—	—		—
Institutional Class	1,840	$25,000	—		—
Class R6	2,917,981	40,468,990	4,696,379		$69,498,928

Issued in reinvestment of dividends and distributions:
Class A	—	—	—		—
Class C	—	—	—		—
Class D(a)	—	—	—		—
Class P	12	169	1		7
Institutional Class	12	177	—	*	7
Class R6	105,129	1,495,177	268		3,930

Cost of shares redeemed:
Class A	—	—	—		—
Class C	—	—	—		—
Class D	—	—	—		—
Class D - to Class A(a)	—	—	—		—
Class P	—	—	—		—
Institutional Class	—	—	—		—
Class R6	(1,107,529)	(15,743,716)	(972,584)		(15,102,473)
Net increase (decrease) resulting from Fund share transactions	1,917,445	$26,245,797	3,724,064		$54,400,399

*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

346	March 31, 2016 |	Semiannual Report

AllianzGI Best Styles U.S. Equity				AllianzGI China Equity
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014†† through 9/30/2015†		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—	—	—	—	14,933	$231,628	257,894	$5,393,871	47,977	$836,508
—	—	—	—	47,859	775,310	—	—	—	—
—	—	—	—	44	601	6,605	137,663	333	5,524
—	—	—	—	995	16,459	171,878	3,569,094	97,121	1,696,266
3,383	$50,485	1,104	$16,784	767	13,060	5,313	115,097	118,589	2,120,128
14,030	208,087	123,958	1,842,492	441	6,754	24,387	461,464	4,105	65,077
2,052,638	29,783,827	7,409,955	$111,292,201	—	—	—	—	—	—

—	—	—	—	3,219	48,828	1,992	34,891	72	1,192
—	—	—	—	83	1,290	116	2,137	— *	2
—	—	—	—	—	—	1,472	26,487	96	1,635
32	479	1	14	7	111	34	635	3	45
2,572	37,908	1	15	6,864	104,748	11,528	194,198	1,934	31,446
96,799	1,430,613	309	4,632	—	—	—	—	—	—

—	—	—	—	(23,362)	(342,557)	(224,080)	(4,156,046)	(34,924)	(587,180)
—	—	—	—	(4,197)	(68,362)	(1,124)	(18,909)	(1,878)	(29,652)
—	—	—	—	(3,009)	(49,775)	(140,813)	(2,649,126)	(93,591)	(1,640,283)
—	—	—	—	(47,170)	(775,310)	—	—	—	—
(1)	(25)	—	—	(952)	(15,989)	(6,539)	(122,327)	(117,198)	(2,030,207)
(1,059)	(15,674)	—	—	(6,715)	(99,815)	(78,076)	(1,270,459)	(4,222)	(71,492)
(2,134,613)	(31,931,227)	(1,525,644)	(23,212,297)	—	—	—	—	—	—
33,781	$(435,527)	6,009,684	$89,943,841	(10,193)	$(153,019)	30,587	$1,718,670	18,417	$399,009

Semiannual Report	| March 31, 2016	347

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Convertible
	Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	915,433	$27,850,483	3,626,484	$125,525,300	9,378,536	$333,949,448
Class A - from Class D(a)	1,723,800	56,402,720	—	—	—	—
Class C	123,153	3,761,299	196,378	6,720,245	783,892	27,624,284
Class D	16,113	532,542	279,673	9,669,768	1,531,177	54,245,530
Class R	11,453	355,834	17,546	600,277	36,759	1,298,733
Class P	633,155	19,072,664	858,668	29,451,200	2,654,621	94,076,352
Institutional Class	2,263,027	67,262,975	2,978,224	101,761,273	16,075,929	572,163,253
Administrative Class	542	15,562	2,435	84,297	29,719	1,046,515

Issued in reinvestment of dividends and distributions:
Class A	1,145,789	34,588,920	1,081,811	36,459,875	480,991	16,815,149
Class C	168,868	5,108,811	175,845	5,912,739	83,150	2,880,924
Class D(a)	—	—	177,909	5,987,160	144,620	5,010,224
Class R	3,784	113,986	2,831	95,130	866	30,474
Class P	351,867	10,596,717	392,319	13,196,296	206,303	7,175,753
Institutional Class	2,237,765	67,237,001	2,113,040	71,027,752	1,272,195	44,097,511
Administrative Class	5,767	174,112	8,456	284,529	12,056	413,373

Cost of shares redeemed:
Class A	(6,807,844)	(210,733,999)	(3,477,495)	(119,395,110)	(5,777,035)	(206,419,460)
Class C	(645,015)	(19,349,342)	(705,403)	(24,249,719)	(645,134)	(23,108,475)
Class D	(186,106)	(6,206,021)	(735,602)	(25,167,460)	(2,993,607)	(106,473,571)
Class D - to Class A(a)	(1,723,742)	(56,402,720)	—	—	—	—
Class R	(14,895)	(455,853)	(10,248)	(350,965)	(9,438)	(340,913)
Class P	(2,024,929)	(60,293,117)	(2,396,779)	(81,213,495)	(3,911,003)	(139,870,968)
Institutional Class	(5,508,274)	(162,319,990)	(9,389,385)	(322,160,501)	(13,963,182)	(496,357,887)
Administrative Class	(15,530)	(435,814)	(52,262)	(1,769,916)	(309,931)	(11,049,724)
Net increase (decrease) resulting from Fund share transactions	(7,325,819)	$(223,123,230)	(4,855,555)	$(167,531,325)	5,081,484	$177,206,525

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

348	March 31, 2016 |	Semiannual Report

AllianzGI Emerging Markets Consumer				AllianzGI Emerging Markets Debt
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014†† through 9/30/2015†		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Period from 9/15/2014†† through 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

—	—	2,339	$36,200	10,759	$145,669	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	3,574	48,682	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
1,721,118	$19,923,738	1,346,070	19,039,784	912,594	12,552,775	31,388	$456,358	201	$3,000
—	—	—	—	—	—	—	—	—	—

15	183	—	—	80	1,093	25	361	—	—
—	—	—	—	32	439	20	284	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	17	222	26	376	—	—
7,182	87,687	—	—	55,960	751,574	82,465	1,171,645	—	—
—	—	—	—	—	—	—	—	—	—

(11)	(138)	—	—	(57)	(785)	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—	—
(147,213)	(1,826,718)	(276,639)	(3,771,216)	(20,111)	(273,291)	(515)	(7,372)	—	—
—	—	—	—	—	—	—	—	—	—
1,581,091	$18,184,752	1,071,770	$15,304,768	962,848	$13,226,378	113,409	$1,621,652	201	$3,000

Semiannual Report	| March 31, 2016	349

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Emerging Markets Small-Cap
	Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014†† through 9/30/2015†
	Shares	Amount	Shares	Amount
Shares sold:
Class A	73,138	$956,993	45,335	$702,466
Class A - from Class D(a)	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class P	—	—	—	—
Institutional Class	46,075	624,246	366,947	5,771,342

Issued in reinvestment of dividends and distributions:
Class A	709	9,645	— *	1
Class C	—	—	—	—
Class D(a)	—	—	—	—
Class P	—	—	—	—
Institutional Class	5,781	79,256	53	768

Cost of shares redeemed:
Class A	(52,945)	(702,870)	(1,775)	(25,793)
Class C	—	—	—	—
Class D	—	—	—	—
Class D - to Class A(a)	—	—	—	—
Class P	—	—	—	—
Institutional Class	(79,798)	(1,093,630)	(4,278)	(70,502)
Net increase (decrease) resulting from Fund share transactions	(7,040)	$(126,360)	406,282	$6,378,282

*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

350	March 31, 2016 |	Semiannual Report

AllianzGI Europe Equity Dividend				AllianzGI Global Fundamental Strategy
Six Months ended 3/31/2016 (unaudited)		Period from 2/2/2015†† through 9/30/2015†		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,847	$25,572	484	$7,083	5,277	$74,542	8,480	$129,240	343	$5,500
—	—	—	—	2,778	41,695	—	—	—	—
222	3,000	10,194	153,413	—	—	—	—	—	—
—	—	—	—	66	1,000	107	1,659	132,894	2,108,226
—	—	962	15,000	—	—	—	—	—	—
38,370	540,843	14,173	210,543	5,676	83,194	11,881	181,058	32,885	514,733

24	341	—	—	564	8,097	38	573	8	121
8	114	—	—	25	360	18	267	5	82
—	—	—	—	—	—	— *	1	8	123
7	102	—	—	32	460	24	363	8	127
2,624	37,572	—	—	59,967	867,547	50,430	766,540	17,551	266,990

—	—	(484)	(6,537)	(10,051)	(142,960)	(1)	(12)	—	—
—	—	(10,079)	(148,969)	—	—	—	—	—	—
—	—	—	—	(98)	(1,549)	(805)	(12,813)	(130,158)	(2,102,958)
—	—	—	—	(2,680)	(41,695)	—	—	—	—
(963)	(12,643)	—	—	—	—	—	—	—	—
(5,426)	(78,187)	—	—	(14,880)	(211,458)	(138,007)	(2,065,788)	(4,577)	(72,550)
36,713	$516,714	15,250	$230,533	46,676	$679,233	(67,835)	$(998,912)	48,967	$720,394

Semiannual Report	| March 31, 2016	351

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Global Sustainability
	Six Months ended 3/31/2016 (unaudited)		Period from 12/9/2014†† through 9/30/2015†
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	—	3,760	$58,034
Class A - from Class D(a)	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	1,186,357	$17,273,301	—	—
Administrative Class	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	58	863	—	—
Class C	—	—	—	—
Class D(a)	—	—	—	—
Class R	—	—	—	—
Class P	6	86	—	—
Institutional Class	1,960	28,973	—	—
Administrative Class	—	—	—	—

Cost of shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class D - to Class A(a)	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	—	—
Administrative Class	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	1,188,381	$17,303,223	3,760	$58,034

†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

352	March 31, 2016 |	Semiannual Report

AllianzGI Global Water						AllianzGI High Yield Bond
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

2,694,350	$34,042,222	2,322,401	$29,625,554	5,054,690	$65,144,593	1,571,858	$13,642,774	1,364,492	$13,110,367	6,399,597	$65,986,882
2,269,510	28,595,829	—	—	—	—	3,657,229	32,732,201	—	—	—	—
638,171	7,805,211	940,340	11,649,674	2,639,550	33,090,769	250,385	2,182,101	291,672	2,801,104	364,999	3,734,373
83,423	1,054,329	1,376,165	17,504,567	1,045,385	13,370,723	372,481	3,279,750	2,091,969	19,355,524	5,266,270	52,650,764
—	—	—	—	—	—	62,725	527,491	142,994	1,296,335	85,466	850,770
1,745,309	22,091,856	2,139,815	27,388,730	4,361,682	56,618,924	1,252,921	10,301,633	6,470,732	60,593,764	4,704,306	46,908,733
1,018,811	12,695,471	1,456,590	18,341,034	1,221,512	15,284,070	7,319,811	61,329,811	12,030,221	112,440,931	8,139,958	81,218,091
—	—	—	—	—	—	20,106	163,599	710,182	6,640,460	975,031	9,674,170

40,036	510,450	18,859	239,882	16,616	206,530	205,212	1,743,706	186,524	1,783,663	478,710	4,882,230
6,307	78,080	3	35	2	24	46,833	399,542	81,675	779,989	132,332	1,350,402
—	—	4,513	57,175	2,130	26,435	20,317	178,995	204,690	1,897,122	559,184	5,567,301
—	—	—	—	—	—	1,507	12,379	5,502	51,180	14,407	142,605
19,294	246,508	22,371	285,226	3,092	38,644	218,669	1,804,776	402,343	3,720,623	164,872	1,616,090
21,478	270,231	10,993	138,288	14,188	174,654	736,985	6,082,133	1,055,611	9,780,635	1,231,774	12,214,737
—	—	—	—	—	—	8,439	68,640	167,390	1,558,600	267,511	2,642,365

(1,677,768)	(21,132,499)	(2,512,747)	(31,894,824)	(3,715,316)	(47,547,688)	(2,641,444)	(22,763,398)	(5,467,195)	(53,019,512)	(6,267,650)	(64,238,196)
(493,116)	(6,017,552)	(1,179,895)	(14,579,076)	(659,979)	(8,184,199)	(640,416)	(5,506,231)	(731,894)	(7,022,542)	(792,200)	(8,123,429)
(485,542)	(6,153,974)	(521,589)	(6,550,005)	(649,666)	(8,288,640)	(404,947)	(3,540,018)	(2,380,785)	(21,961,088)	(12,671,964)	(125,729,678)
(2,278,824)	(28,595,829)	—	—	—	—	(3,775,079)	(32,732,201)	—	—	—	—
—	—	—	—	—	—	(52,922)	(443,001)	(313,976)	(2,925,498)	(87,196)	(864,515)
(1,356,452)	(17,116,956)	(1,917,597)	(24,437,674)	(1,132,432)	(14,452,539)	(2,706,326)	(22,399,122)	(4,498,298)	(41,676,496)	(7,622,734)	(75,348,847)
(212,937)	(2,629,170)	(823,038)	(10,354,914)	(524,519)	(6,774,923)	(5,810,773)	(48,010,893)	(10,180,309)	(94,126,329)	(6,073,414)	(60,369,062)
—	—	—	—	—	—	(28,887)	(236,266)	(4,283,752)	(39,183,493)	(859,602)	(8,497,846)
2,032,050	$25,744,207	1,337,184	$17,413,672	7,676,935	$98,707,377	(315,316)	$(1,181,599)	(2,650,212)	$(24,104,661)	(5,590,343)	$(53,732,060)

Semiannual Report	| March 31, 2016	353

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI International Growth
	Six Months ended 3/31/2016 (unaudited)		Period from 2/2/2015†† through 9/30/2015†
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,280	$49,286	390	$6,035
Class A - from Class D(a)	—	—	—	—
Class C	—	—	—	—
Class D	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	5,290	82,898
Class R6	—	—	—	—

Issued in reinvestment of dividends and distributions:
Class A	26	382	—	—
Class C	—	—	—	—
Class D(a)	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	1,403	20,891	—	—
Administrative Class#	—	—	—	—

Cost of shares redeemed:
Class A	(672)	(9,993)	(325)	(4,669)
Class C	—	—	—	—
Class D	—	—	—	—
Class D - to Class A(a)	—	—	—	—
Class R	—	—	—	—
Class P	—	—	—	—
Institutional Class	—	—	(2,133)	(34,901)
Administrative Class#	—	—	—	—
Net increase (decrease) resulting from Fund share transactions	4,037	$60,566	3,222	$49,363

#	The Administrative Class of AllianzGI International Small-Cap liquidated on May 21, 2014
##	For the period February 1, 2016 (commencement of share class) through March 31, 2016. “Shares sold” include shares sold to AFI.
†	Fiscal year end changed from November 30th to September 30th.
††	Commencement of operations.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

354	March 31, 2016 |	Semiannual Report

AllianzGI International Small-Cap						AllianzGI Micro Cap
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

195,555	$6,811,986	294,704	$10,611,852	73,277	$2,791,007	78,278	$1,099,432	889,909	$13,908,457	399,661	$6,160,930
138,078	4,962,527	—	—	—	—	—	—	—	—	—	—
34,533	1,183,153	53,052	1,891,253	16,672	631,732	—	—	—	—	—	—
71,682	2,606,512	102,914	3,717,360	37,572	1,458,900	—	—	—	—	—	—
1,087	35,815	1,045	37,418	1,648	65,427	—	—	—	—	—	—
237,096	8,127,230	394,147	14,128,753	62,438	2,371,208	79,828	1,107,021	220,941	3,380,877	114,922	1,727,101
464,925	16,532,685	803,673	29,188,478	617,404	24,247,569	277,775	3,628,339	736,716	11,168,951	523,355	8,114,834
298 ##	10,000 ##	—	—	—	—	—	—	—	—	—	—

20,279	712,490	3,808	123,274	3,662	139,022	49,331	693,095	29,336	397,207	6,704	96,626
4,213	145,323	3,106	98,211	1,882	70,221	—	—	—	—	—	—
—	—	4,643	150,882	1,781	67,541	—	—	—	—	—	—
153	5,296	238	7,520	126	4,691	—	—	—	—	—	—
47,306	1,662,355	89,071	2,839,828	84,995	3,203,373	9,445	133,274	9,656	131,124	8,303	121,008
83,072	3,021,616	173,226	5,694,757	167,967	6,493,882	133,528	1,892,094	203,545	2,776,351	168,032	2,457,259
—	—	—	—	32	1,233	—	—	—	—	—	—

(228,408)	(7,422,202)	(104,210)	(3,689,058)	(37,081)	(1,424,052)	(943,683)	(12,712,776)	(140,336)	(2,035,487)	(157,911)	(2,360,756)
(8,953)	(299,711)	(4,706)	(158,635)	(3,235)	(121,551)	—	—	—	—	—	—
(2,884)	(105,933)	(80,179)	(2,891,446)	(7,002)	(270,483)	—	—	—	—	—	—
(136,357)	(4,962,527)	—	—	—	—	—	—	—	—	—	—
(1,018)	(32,950)	(413)	(14,807)	(338)	(12,555)	—	—	—	—	—	—
(168,588)	(5,523,145)	(210,681)	(7,361,542)	(165,391)	(6,340,580)	(86,355)	(1,082,232)	(173,306)	(2,598,365)	(155,672)	(2,371,249)
(865,549)	(29,047,279)	(839,772)	(30,058,632)	(939,731)	(36,977,150)	(484,436)	(6,653,121)	(725,752)	(10,822,370)	(1,038,064)	(16,274,113)
—	—	—	—	(395)	(15,734)	—	—	—	—	—	—
(113,480)	$(1,576,759)	683,666	$24,315,466	(83,717)	$(3,616,299)	(886,289)	$(11,894,874)	1,050,709	$16,306,745	(130,670)	$(2,328,360)

Semiannual Report	| March 31, 2016	355

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Multi-Asset Real Return
	Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	148	$1,763	1,162	$16,784	8,570	$136,109
Class A - from Class D(a)	1,661	21,309	—	—	—	—
Class C	64	784	920	13,255	2,305	36,791
Class D	—	—	371	5,115	2,801	45,392
Class P	—	—	—	—	—	—
Institutional Class	20,883	259,023	18,283	260,466	63,174	1,009,479

Issued in reinvestment of dividends and distributions:
Class A	238	2,941	119	1,726	67	1,027
Class C	65	800	49	703	101	1,522
Class D(a)	—	—	16	237	16	247
Class P	16	201	8	113	13	206
Institutional Class	5,187	64,521	5,207	75,299	7,729	117,589

Cost of shares redeemed:
Class A	(1,487)	(18,588)	(533)	(7,902)	(1,962)	(30,566)
Class C	—	—	(2,607)	(37,361)	—	—
Class D	(1)	(10)	(270)	(3,673)	(1,948)	(31,022)
Class D - to Class A(a)	(1,652)	(21,309)	—	—	—	—
Class P	—	—	—	—	—	—
Institutional Class	(112,148)	(1,431,256)	(94,360)	(1,395,803)	(3,081)	(47,323)
Net increase (decrease) resulting from Fund share transactions	(87,026)	$(1,119,821)	(71,635)	$(1,071,041)	77,785	$1,239,451

†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

356	March 31, 2016 |	Semiannual Report

AllianzGI NFJ Emerging Markets Value						AllianzGI NFJ Global Dividend Value
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

14,595	$185,776	10,302	$137,621	6,386	$104,381	17,722	$288,965	176,545	$3,443,121	162,083	$3,477,503
80,849	1,044,575	—	—	—	—	38,580	658,941	—	—	—	—
773	8,646	5,808	83,874	4,960	77,501	115,999	1,762,766	91,116	1,797,126	39,372	842,560
125	1,670	26,049	399,799	32,709	498,303	66	1,186	29,892	614,955	153,952	3,252,570
1,637	21,000	—	—	—	—	3,458	59,826	18,335	374,165	33,279	725,436
74,860	946,740	120,083	1,721,611	145,860	2,193,154	29,017	452,334	189,769	3,716,028	694,994	14,914,749

1,284	15,872	567	7,876	82	1,302	41,293	629,775	28,864	557,285	17,710	379,306
75	921	283	3,931	40	619	43,881	656,568	29,039	553,459	17,882	378,057
—	—	5,496	78,302	1,798	27,988	—	—	15,135	299,716	2,747	59,528
50	614	43	600	16	251	8,290	127,047	8,421	164,345	5,717	123,263
8,732	108,800	31,682	450,246	11,041	171,834	76,855	1,165,273	158,570	3,085,698	188,251	4,014,390

(11,594)	(143,188)	(1,257)	(16,980)	(555)	(8,452)	(83,439)	(1,298,725)	(478,784)	(8,423,422)	(103,941)	(2,256,133)
(661)	(8,255)	(2,416)	(36,098)	(1,911)	(30,191)	(72,198)	(1,153,797)	(78,666)	(1,474,450)	(54,948)	(1,154,599)
(87)	(1,178)	(47,433)	(680,133)	(8,879)	(138,625)	(7,946)	(141,496)	(179,350)	(3,533,555)	(10,177)	(219,368)
(80,065)	(1,044,575)	—	—	—	—	(38,075)	(658,941)	—	—	—	—
—	—	—	—	—	—	(21,480)	(336,370)	(44,018)	(854,359)	(30,781)	(649,884)
(105,514)	(1,275,593)	(122,094)	(1,750,063)	(68,819)	(1,079,616)	(506,270)	(7,797,798)	(1,721,731)	(33,650,247)	(1,200,205)	(25,678,653)
(14,941)	$(138,175)	27,113	$400,586	122,728	$1,818,449	(354,247)	$(5,584,446)	(1,756,863)	$(33,330,135)	(84,065)	$(1,791,275)

Semiannual Report	| March 31, 2016	357

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI NFJ International Small-Cap Value
	Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	278,194	$4,679,377	48,389	$980,748	48,712	$1,066,486
Class A - from Class D(a)	137,320	2,570,636	—	—	—	—
Class C	3,330	60,450	8,945	176,923	40,730	871,407
Class D	1,450	27,614	88,074	1,824,331	29,335	652,498
Class P	1,083	20,000	728	15,000	1,118	23,872
Institutional Class	25,154	469,275	390,816	7,834,824	410,371	9,023,170
Class R6	7,670	130,466	525 #	10,000 #	—	—

Issued in reinvestment of dividends and distributions:
Class A	13,961	250,035	15,935	305,720	3,742	76,805
Class C	3,637	64,423	7,743	146,706	1,339	27,556
Class D(a)	—	—	8,785	169,221	1,400	28,792
Class P	215	3,869	234	4,559	22	458
Institutional Class	15,338	281,360	68,771	1,335,376	22,916	475,973
Class R6	38	684	—	—	—	—

Cost of shares redeemed:
Class A	(93,070)	(1,517,030)	(101,282)	(2,026,722)	(32,328)	(702,239)
Class C	(10,677)	(191,676)	(10,354)	(204,250)	(3,342)	(68,903)
Class D	(4,072)	(77,582)	(21,753)	(424,270)	(11,231)	(243,022)
Class D - to Class A(a)	(137,204)	(2,570,636)	—	—	—	—
Class P	—	—	(209)	(4,000)	—	—
Institutional Class	(230,852)	(4,253,147)	(737,410)	(14,565,723)	(343,755)	(7,612,375)
Net increase (decrease) resulting from Fund share transactions	11,515	$(51,882)	(232,063)	$(4,421,557)	169,029	$3,620,478

#	For the period September 8, 2015 (commencement of share class) through September 30, 2015. “Shares sold” includes shares sold to AFI.
*	Actual amount rounds to less than one share.
†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

358	March 31, 2016 |	Semiannual Report

AllianzGI NFJ International Value II						AllianzGI Short Duration High Income
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

9,313	$145,588	9,399	$162,566	8,104	$151,790	3,393,212	$49,706,436	4,630,069	$71,665,144	8,802,328	$139,766,217
950	15,297	—	—	—	—	2,008,883	30,093,068	—	—	—	—
6,391	102,099	6,531	113,285	1,926	37,144	2,057,565	30,152,584	2,319,008	35,779,338	2,765,867	43,795,323
61	1,000	134	2,500	26	500	80,405	1,217,635	976,036	15,148,793	1,731,511	27,518,112
2,290	34,331	31,184	544,275	5,818	111,255	6,878,055	100,438,622	16,031,201	248,487,097	14,537,631	230,330,859
17,379	279,610	493,769	8,948,089	2,121,556	39,404,304	10,075,451	144,734,959	22,906,737	355,964,051	7,422,378	117,961,273
—	—	—	—	—	—	—	—	—	—	—	—

187	2,932	242	4,275	305	5,554	347,449	5,044,356	344,099	5,314,868	452,185	7,148,746
— *	2	100	1,782	161	2,894	177,354	2,571,083	183,201	2,823,846	176,297	2,778,106
—	—	17	309	47	858	7,747	117,286	79,539	1,228,503	92,995	1,467,256
384	6,015	560	9,985	83	1,546	515,252	7,483,612	517,533	7,984,308	354,585	5,582,863
29,162	458,460	59,148	1,050,891	47,479	890,282	803,864	11,665,638	824,892	12,746,201	665,136	10,513,478
—	—	—	—	—	—	—	—	—	—	—	—

(3,535)	(57,018)	(2,491)	(41,847)	(3,021)	(54,207)	(4,805,934)	(70,139,774)	(4,463,392)	(68,933,554)	(9,381,755)	(148,623,880)
(1,806)	(28,391)	(3,483)	(55,526)	(110)	(2,017)	(1,634,651)	(23,726,889)	(1,571,633)	(24,251,623)	(1,177,178)	(18,572,287)
—	—	(26)	(488)	—	—	(40,050)	(606,496)	(1,393,612)	(21,482,103)	(713,830)	(11,264,468)
(948)	(15,297)	—	—	—	—	(2,008,266)	(30,093,068)	—	—	—	—
(6,754)	(106,202)	(1,462)	(24,607)	(25)	(473)	(9,941,227)	(145,704,374)	(10,505,661)	(161,982,438)	(6,601,562)	(104,185,257)
(40,903)	(625,199)	(243)	(4,125)	(223,854)	(4,349,794)	(16,913,357)	(248,625,039)	(8,587,399)	(132,375,902)	(4,901,969)	(77,529,321)
12,171	$213,227	593,379	$10,711,364	1,958,495	$36,199,636	(8,998,248)	$(135,670,361)	22,290,618	$348,116,529	14,224,619	$226,687,020

Semiannual Report	| March 31, 2016	359

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Structured Return
	Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,717,543	$41,743,277	481,358	$7,459,234	189,741	$2,890,355
Class A - from Class D(a)	1,001,795	15,547,861	—	—	—	—
Class C	301,638	4,534,281	244,592	3,734,705	5,533	85,059
Class D	395,471	6,153,143	342,842	5,294,130	349,214	5,418,511
Class R	—	—	—	—	—	—
Class P	671,467	10,319,513	30,931	483,773	—	—
Institutional Class	4,540,520	69,908,002	3,197,234	49,643,644	505,005	7,704,923

Issued in reinvestment of dividends and distributions:
Class A	29,569	459,565	6,622	98,943	2,455	37,417
Class C	5,283	80,188	373	5,474	365	5,488
Class D(a)	—	—	17,897	267,594	4,562	69,417
Class R	—	—	—	—	—	—
Class P	3,446	53,656	96	1,436	184	2,794
Institutional Class	56,251	879,101	41,937	629,718	26,958	410,919

Cost of shares redeemed:
Class A	(358,765)	(5,525,937)	(132,954)	(2,044,298)	(61,661)	(949,899)
Class C	(66,322)	(986,995)	(2,355)	(35,135)	(1,683)	(25,011)
Class D	(6,595)	(102,772)	(108,002)	(1,658,005)	(76,704)	(1,180,937)
Class D - to Class A(a)	(1,007,802)	(15,547,861)	—	—	—	—
Class R	—	—	—	—	—	—
Class P	(80,176)	(1,230,031)	(1,033)	(16,132)	(1,646)	(25,650)
Institutional Class	(1,901,047)	(29,592,991)	(661,822)	(10,156,263)	(70,361)	(1,089,070)
Net increase (decrease) resulting from Fund share transactions	6,302,276	$96,692,000	3,457,716	$53,708,818	871,962	$13,354,316

†	Fiscal year end changed from November 30th to September 30th.
(a)	Class D shares converted to Class A shares at the close of business on November 13, 2015. See Note 12(d).

360	March 31, 2016 |	Semiannual Report

AllianzGI U.S. Equity Hedged						AllianzGI U.S. Small-Cap Growth
Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014		Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

1,340	$21,788	15,510	$257,697	5,702	$98,134	41,509	$558,792	67,090	$1,100,445	116,635	$2,074,433
18,094	290,224	—	—	—	—	5,639	85,651	—	—	—	—
10,397	151,158	7,084	119,500	2,695	46,001	6,896	82,428	15,135	239,881	13,014	221,431
8	125	4,960	84,105	56,879	1,009,584	67	1,003	772	12,604	4,249	75,185
—	—	—	—	—	—	—	—	721	11,338	1,768	31,487
—	—	1,743	29,761	—	—	5,926	79,963	12,044	210,311	60,907	1,091,044
22,209	359,785	99,036	1,693,916	396,021	7,063,457	217,884	2,821,616	835,803	14,107,861	735,980	13,220,216

1,016	16,120	4,726	79,881	5,505	93,117	4,435	61,647	3,731	58,237	5,794	99,232
416	6,391	750	12,413	673	11,251	3,045	40,382	4,071	61,355	3,724	61,995
—	—	3,680	62,559	958	16,282	—	—	658	10,288	436	7,436
—	—	—	—	—	—	114	1,567	163	2,525	155	2,639
20	313	43	737	40	685	1,251	17,638	1,149	18,156	716	12,307
8,739	138,687	48,202	820,440	35,110	598,382	129,992	1,844,590	178,643	2,835,068	161,597	2,795,276

(45,197)	(700,051)	(36,657)	(612,873)	(9,234)	(161,102)	(23,630)	(312,382)	(49,378)	(823,703)	(195,058)	(3,411,792)
(4,567)	(67,182)	(20)	(325)	(162)	(2,818)	(8,925)	(122,483)	(13,127)	(200,978)	(10,068)	(173,417)
(361)	(5,766)	(56,890)	(968,545)	(6,414)	(114,397)	(1,620)	(25,241)	(936)	(15,160)	(1,565)	(27,694)
(18,165)	(290,224)	—	—	—	—	(5,631)	(85,651)	—	—	—	—
—	—	—	—	—	—	(206)	(3,083)	(1,011)	(15,913)	(1,645)	(29,492)
—	—	(1,743)	(30,161)	—	—	(2,262)	(33,639)	(6,940)	(118,804)	(55,190)	(995,922)
(423,517)	(6,808,396)	(38,305)	(643,898)	(34,082)	(592,691)	(797,159)	(12,062,189)	(695,529)	(11,493,933)	(529,922)	(9,622,916)
(429,568)	$(6,887,028)	52,119	$905,207	453,691	$8,065,885	(422,675)	$(7,049,391)	353,059	$5,999,578	311,527	$5,431,448

Semiannual Report	| March 31, 2016	361

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	AllianzGI Ultra Micro Cap
	Six Months ended 3/31/2016 (unaudited)		Period from 12/1/2014 through 9/30/2015†		Year ended 11/30/2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	30,229	$652,102	99,743	$2,482,448	1,370,175	$33,698,669
Class P	17,517	349,604	27,579	690,794	534,674	12,662,933
Institutional Class	146,833	3,019,428	503,899	12,722,743	1,150,490	28,475,146

Issued in reinvestment of distributions:
Class A	154,216	3,315,653	19,448	451,977	12,155	280,120
Class P	30,083	651,902	3,789	88,470	517	11,847
Institutional Class	142,585	3,095,525	17,561	411,280	10,825	251,234

Cost of shares redeemed:
Class A	(650,650)	(13,152,333)	(537,691)	(13,122,529)	(1,670,308)	(39,729,663)
Class P	(80,050)	(1,616,586)	(134,862)	(3,298,941)	(127,739)	(2,926,317)
Institutional Class	(718,059)	(15,794,735)	(675,519)	(16,774,415)	(1,650,136)	(39,661,168)
Net decrease resulting from Fund share transactions	(927,296)	$(19,479,440)	(676,053)	$(16,348,173)	(369,347)	$(6,937,199)

†	Fiscal year end changed from November 30th to September 30th.

362	March 31, 2016 |	Semiannual Report

10.	SIGNIFICANT ACCOUNT HOLDERS

From time to time, a Fund may have a concentration of shareholders, which may include the Investment Manager or affiliates of the Investment Manager, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact to a Fund.

At March 31, 2016, the significant account-holders, owners of 5% or greater of each respective Fund’s outstanding shares were as follows:

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI 2020	AllianzGI 2025	AllianzGI 2030	AllianzGI 2035	AllianzGI 2040	AllianzGI 2045	AllianzGI 2050	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation
AllianzGI Retirement 2015	7	75%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2020	5	74%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2025	5	79%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2030	4	67%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2035	5	76%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2040	5	71%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2045	5	72%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2050	4	72%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement 2055	6	68%	—	—	—	—	—	—	—	—	—	—
AllianzGI Retirement Income	6	62%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Allocation	4	76%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Dynamic Allocation	3	79%	—	—	—	—	—	—	—	—	—	—
AllianzGI Global Megatrends	—	—	100%	—	—	—	—	—	—	—	—	—
AllianzGI Best Styles Emerging Markets Equity	1	6%	47%	6%	6%	—	—	—	6%	—	—	9%
AllianzGI Best Styles Global Equity	3	44%	—	—	—	—	—	—	—	—	45%	—
AllianzGI Best Styles International Equity	4	41%	—	—	7%	8%	9%	10%	6%	6%	—	—
AllianzGI Best Styles U.S. Equity	4	30%	—	7%	7%	11%	11%	10%	7%	6%	—	6%
AllianzGI China Equity	3	28%	62%	—	—	—	—	—	—	—	—	—
AllianzGI Convertible	5	68%	—	—	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Consumer	4	67%	7%	—	—	—	—	—	—	—	—	—
AllianzGI Emerging Markets Debt	—	—	69%	—	—	—	—	—	—	—	29%	—
AllianzGI Emerging Markets Small-Cap	1	28%	34%	—	—	8%	9%	10%	6%	5%	—	—
AllianzGI Europe Equity Dividend	2	15%	80%	—	—	—	—	—	—		—	—
AllianzGI Global Fundamental Strategy	—	—	97%	—	—	—	—	—	—	—	—	—
AllianzGI Global Sustainability	1	85%	15%	—	—	—	—	—	—	—	—	—
AllianzGI Global Water	8	85%	—	—	—	—	—	—	—	—	—	—
AllianzGI High Yield Bond	3	63%	—	—	—	—	—	—	—	—	—	—
AllianzGI International Growth	—	—	97%	—	—	—	—	—	—	—	—	—
AllianzGI International Small-Cap	3	61%	—	—	—	—	—	—	—	—	—	—
AllianzGI Micro Cap	5	86%	—	—	—	—	—	—	—	—	—	—
AllianzGI Multi-Asset Real Return	1	15%	79%	—	—	—	—	—	—	—	—	—
AllianzGI NFJ Emerging Markets Value	1	57%	36%	—	—	—	—	—	—	—	—	—
AllianzGI NFJ Global Dividend Value	6	76%	—	—	—	—	—	—	—	—	—	—
AllianzGI NFJ International Small-Cap Value	5	94%	—	—	—	—	—	—	—	—	—	—
AllianzGI NFJ International Value II	1	94%	—	—	—	—	—	—	—	—	—	—

Semiannual Report	| March 31, 2016	363

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

	Unaffiliated		Affiliated Approximate Ownership
	Number of Account Holders	Approximate Ownership	AFI	AllianzGI 2020	AllianzGI 2025	AllianzGI 2030	AllianzGI 2035	AllianzGI 2040	AllianzGI 2045	AllianzGI 2050	AllianzGI Global Allocation	AllianzGI Global Dynamic Allocation
AllianzGI Short Duration High Income	7	69%	—	—	—	—	—	—	—	—	—	—
AllianzGI Structured Return	4	71%	—	—	—	—	—	—	—	—	11%	—
AllianzGI U.S. Equity Hedged	3	45%	47%	—	—	—	—	—	—	—	—	—
AllianzGI U.S. Small-Cap Growth	2	76%	—	—	—	6%	6%	5%	—	—	—	—
AllianzGI Ultra Micro Cap	6	83%	—	—	—	—	—	—	—	—	—	—

11.	AFFILIATED TRANSACTIONS

An affiliate includes any company in which a Sub-Adviser owns 5% or more of a company’s outstanding voting securities at any point during the fiscal year. The table below represents transactions in and earnings from these affiliated issuers during the six months ended March 31, 2016.

AllianzGI Best Styles Emerging Markets Equity:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
LG Life Sciences Ltd.††	—	$46,048	—	$10,118	$56,166	—	—

AllianzGI Best Styles Global Equity:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
A Schulman, Inc.	$312,199	$189,237	$(324,217)	$(12,574)	$129,622	$3,942	$(53,100)
Aareal Bank AG†	416,770	266,388	—	(23,287)	685,509	—	—
Bechtle AG	106,276	59,777	—	34,982	193,135	—	—
Coface S.A.†,††	—	225,146	(204,693)	—	—	—	(20,453)
DCC PLC†	178,185	306,739	(516,835)	—	—	1,192	53,677
Freenet AG	721,672	719,173	—	(45,031)	1,379,589	—	—
Fresenius SE & Co. KgAA††	680,810	396,900	—	116,938	1,176,776	—	—
Infineon Technologies AG	322,232	281,154	(261,145)	93,533	470,763	7,242	48,756
Ingenico Group†,††	—	629,194	(596,370)	—	—	—	(32,824)
Jenoptik AG†	167,731	—	(186,043)	—	—	—	26,706
Kingspan Group PLC††	—	559,059	—	(5,182)	553,877	—	—
NCC AB†	183,691	165,064	—	53,663	400,298	3,647	—
Ryder System, Inc.	258,474	160,016	—	(39,369)	409,150	3,058	—
Smurfit Kappa Group PLC††	1,232,759	877,256	(447,109)	18,848	1,670,766	10,253	(6,799)
Totals	$4,580,799	$4,835,103	$(2,536,412)	$192,521	$7,069,485	$29,334	$15,963

AllianzGI Best Styles International Equity:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
bpost S.A.†	$91,361	$22,820	$(131,827)	—	—	$3,289	$11,864
Coface S.A.†	35,264	90,337	(122,852)	—	—	—	(20,556)
Fresenius SE & Co. KgAA††	—	464,420	(81,178)	$24,541	$409,947	—	2,164
Ontex Group NV†	91,582	26,412	(118,314)	—	—	—	5,483
Smurfit Kappa Group PLC††	—	146,516	—	(6,786)	139,730	—	—
Spotless Group Holdings Ltd.††	—	138,358	—	(43,211)	95,147	2,232	—
Totals	$218,207	$888,863	$(454,171)	$(25,456)	$644,824	$5,521	$(1,045)

364	March 31, 2016 |	Semiannual Report

AllianzGI Best Styles U.S. Equity:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 3/31/2016	Dividend Income	Net Realized Loss
Ryder System, Inc.†	$345,841	—	$(310,155)	—	—	$1,743	$(103,658)
Universal Insurance Holdings, Inc.†	—	$316,789	—	$(42,758)	$274,031	5,587	—
Totals	$345,841	$316,789	$(310,155)	$(42,758)	$274,031	$7,330	$(103,658)

AllianzGI China Equity:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Loss
Digital China Holdings Ltd.	$253,374	—	$(114,263)	$13,505	$216,597	—	$(23,640)
Qingling Motors Co., Ltd.	218,075	—	—	(7,665)	205,723	—	—
Totals	$471,449	—	$(114,263)	$5,840	$422,320	—	$(23,640)

AllianzGI Emerging Markets Small-Cap:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Loss
S&T Corp.†,††	—	$47,679	$(43,753)	—	—	$492	$(3,926)

AllianzGI Europe Equity Dividend:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
Ashmore Group PLC	$60,331	$9,144	—	$(2,541)	$76,164	$4,038	—
bpost S.A.†	57,071	11,119	—	4,982	79,093	2,055	—
Cembra Money Bank AG	44,767	24,276	—	10,180	80,059	—	—
Cia de Distribucion Integral Logista Holdings S.A.	67,548	15,282	—	12,370	97,025	1,946	—
Coface S.A.	28,690	3,655	—	(12,991)	30,676	—	—
CTT-Correios de Portugal S.A.	39,315	11,763	$(567)	(3,756)	44,555	—	$20
Drillisch AG	64,490	6,200	—	1,683	55,650	—	—
EVS Broadcast Equipment S.A.	20,151	3,467	—	2,270	32,529	311	—
Freenet AG	99,254	11,383	(8,179)	(668)	92,857	—	(104)
MARR SPA†	27,534	—	(27,587)	—	—	—	2,191
NCC AB†	64,363	6,388	(28,233)	6,276	54,232	1,278	1,151
Sunrise Communications Group AG	58,323	53,471	—	1,114	132,893	—	—
UBM PLC	62,655	27,222	(6,773)	7,253	96,845	—	53
Totals	$694,492	$183,370	$(71,339)	$26,172	$872,578	$9,628	$3,311

AllianzGI Global Fundamental Strategy:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
bpost S.A.†	$142,678	—	—	$28,619	$166,512	$5,137	—
CTT-Correios de Portugal S.A.	223,383	—	—	(12,473)	187,997	—	—
TLG Immobilien AG	113,926	—	—	51,377	136,926	—	—
Totals	$479,987	—	—	$67,523	$491,435	$5,137	—

AllianzGI Global Sustainability:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
Bureau Veritas S.A.	$42,917	$226,987	—	$29,732	$302,574	—	—

Semiannual Report	| March 31, 2016	365

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Global Water:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
Norma Group SE†	$3,448,666	—	$(3,464,888)	—	—	—	$(2,899)
Spirax-Sarco Engineering PLC†,††	—	$3,713,966	(559,530)	$861,699	$4,112,080	—	95,945
Totals	$3,448,666	$3,713,966	$(4,024,418)	$861,699	$4,112,080	—	$93,046

AllianzGI International Growth:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain
Bechtle AG	$37,621	—	—	$7,767	$42,976	—	—
Bureau Veritas S.A.	35,001	—	—	2,104	36,863	—	—
DCC PLC	41,864	—	—	7,633	48,859	$280	—
DSV A/S	63,038	—	—	17,164	70,169	313	—
Fresenius SE & Co. KgAA††	48,265	—	$(8,607)	9,369	43,444	—	$1,574
Hexpol AB†	55,919	—	—	5,142	55,475	—	—
HUGO BOSS AG	53,184	—	—	(30,479)	30,922	—	—
Infineon Technologies AG	58,098	—	—	15,041	73,316	1,149	—
Ingenico Group††	—	$50,192	—	(5,257)	44,935	—	—
Legrand S.A.†	66,930	—	(28,034)	1,404	41,306	—	11
Norma Group SE	25,328	—	—	1,691	28,747	—	—
SimCorp A/S	49,259	—	(12,051)	13,006	34,941	—	5,685
Spirax-Sarco Engineering PLC†	25,677	—	—	2,519	31,585	192	—
Trelleborg AB†	26,695	—	—	2,996	33,273	—	—
Totals	$586,879	$50,192	$(48,692)	$50,100	$616,811	$1,934	$7,270

AllianzGI International Small-Cap:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
Aareal Bank AG†	$2,024,629	$176,733	$(1,582,385)	—	—	—	$(132,953)
ams AG†	1,852,434	170,661	(1,503,493)	—	—	—	(196,416)
Bechtle AG	1,918,390	174,168	(281,700)	$449,540	$2,055,543	—	(3,450)
Bertrandt AG	582,501	48,346	(193,795)	(132,891)	475,813	$10,383	(91,088)
Betsson AB††	2,857,386	251,812	(746,398)	875,800	2,085,291	—	12,943
CANCOM SE	1,317,301	132,400	(275,745)	178,566	1,776,672	—	13,751
De’ Longhi SpA	1,693,893	134,148	(520,286)	92,743	1,191,026	—	9,783
Fagron†	750,584	—	(371,668)	—	—	—	(1,502,548)
GameLoft SE	607,812	97,877	—	(150,023)	1,550,264	—	—
Interroll Holding AG	1,725,021	163,926	(618,664)	564,194	1,615,178	—	77,700
Kingspan Group PLC	2,214,953	187,152	(750,567)	441,543	1,831,919	—	92,690
NetEnt AB†	2,982,541	275,572	(702,544)	1,440,791	2,568,495	—	177,917
Ontex Group NV	1,736,091	170,207	(438,057)	385,707	1,609,220	—	48,960
Opera Software ASA†	547,496	58,231	(868,904)	—	—	—	(134,512)
Primax Electronics Ltd.†	478,453	108,368	(542,470)	—	—	—	(69,633)
SimCorp A/S	2,588,817	274,544	(504,850)	1,364,733	2,095,709	—	134,050
Spirax-Sarco Engineering PLC†	1,777,168	—	(1,860,292)	—	—	—	342,860
Spotless Group Holdings Ltd.††	1,040,646	358,319	(84,888)	(312,802)	930,269	20,945	(82,500)
Totals	$28,696,116	$2,782,464	$(11,846,706)	$5,197,901	$19,785,399	$31,328	$(1,302,446)

366	March 31, 2016 |	Semiannual Report

AllianzGI Micro Cap:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2016	Dividend Income	Net Realized Gain
Autobytel, Inc.†,††	$509,976	—	$(162,927)	$40,370	$385,409	—	$18,247
Neenah Paper, Inc.†	374,507	—	(98,780)	228,308	303,213	$3,487	23,804
Totals	$884,483	—	$(261,707)	$268,678	$688,622	$3,487	$42,051

AllianzGI NFJ Emerging Markets Value:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
Primax Electronics Ltd.†,††	—	$50,180	—	$215	$50,395	—	—

AllianzGI NFJ Global Dividend Value:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Depreciation	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
A Schulman, Inc.††	—	$326,722	—	$(32,746)	$293,976	$2,214	—

AllianzGI NFJ International Small-Cap Value:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2016	Dividend Income	Net Realized Gain
Cembra Money Bank AG	$106,448	$24,609	$(21,427)	$18,869	$129,268	—	$1,856
Cia de Distribucion Integral Logista Holdings S.A.	97,643	21,251	(22,950)	16,158	115,979	$2,326	1,371
UBM PLC	99,394	22,147	(136,526)	—	—	—	3,520
Totals	$303,485	$68,007	$(180,903)	$35,027	$245,247	$2,326	$6,747

AllianzGI NFJ International Value II:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain
Smurfit Kappa Group PLC††	$591,404	—	—	$50,714	$564,656	$4,919	—
UBM PLC†	337,204	—	$(385,314)	—	—	—	$9,214
Totals	$928,608	—	$(385,314)	$50,714	$564,656	$4,919	$9,214

AllianzGI U.S. Small-Cap Growth:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Loss
Autobytel, Inc.†,††	—	$193,629	$(151,365)	—	—	—	$(42,264)

AllianzGI Ultra Micro Cap:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation	Market Value 3/31/2016	Dividend Income	Net Realized Gain
Autobytel, Inc.†,††	$1,290,016	—	$(394,302)	$503,774	$958,654	—	$208,707

†	Not affiliated at March 31, 2016.
††	Not affiliated at September 30, 2015.

Certain additional purchases of existing portfolio holdings that were not considered affiliated in prior years, resulted in the Funds owning in excess of 5% of the outstanding shares of certain issues at March 31, 2016. The percentages and market values of the affiliated transactions represented below include both acquisitions of new investments and prior year holdings that became affiliated during the reporting period.

Semiannual Report	| March 31, 2016	367

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Best Styles Emerging Markets Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
LG Life Sciences Ltd.	5.22%	$56,166	0.59%

AllianzGI Best Styles Global Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
A Schulman, Inc.	6.38%	$129,622	0.02%
Bechtle AG	9.01%	193,135	0.03%
Freenet AG	7.51%	1,379,589	0.24%
Fresenius SE & Co. KGaA	5.89%	1,176,776	0.20%
Infineon Technologies AG	8.23%	470,763	0.08%
Kingspan Group PLC	6.76%	553,877	0.10%
Ryder System, Inc.	7.21%	409,150	0.07%
Smurfit Kappa Group PLC	6.04%	1,670,766	0.29%
Totals		$5,983,678	1.03%

AllianzGI Best Styles International Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Fresenius SE & Co. KGaA	5.89%	$409,947	0.49%
Smurfit Kappa Group PLC	6.04%	139,730	0.17%
Spotless Group Holdings Ltd.	6.08%	95,147	0.11%
Totals		$644,824	0.77%

AllianzGI China Equity:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Digital China Holdings Ltd.	8.08%	$216,597	4.78%
Qingling Motors Co., Ltd., Class H	8.72%	205,723	4.54%
Totals		$422,320	9.32%

AllianzGI Europe Equity Dividend:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Ashmore Group PLC	5.38%	$76,164	2.11%
Cembra Money Bank AG	7.88%	80,059	2.22%
Cia de Distribucion Integral Logista Holdings S.A.	6.90%	97,025	2.68%
Coface S.A.	8.88%	30,676	0.85%
CTT-Correios de Portugal S.A.	9.28%	44,555	1.23%
Drillisch AG	7.67%	55,650	1.54%
EVS Broadcast Equipment S.A.	10.25%	32,529	0.90%
Freenet AG	7.51%	92,857	2.57%
Sunrise Communications Group AG	10.93%	132,893	3.68%
UBM PLC	6.72%	96,845	2.68%
Totals		$739,253	20.46%

368	March 31, 2016 |	Semiannual Report

AllianzGI Global Fundamental Strategy:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
CTT-Correios de Portugal S.A.	9.28%	$187,997	0.93%
TLG Immobilien AG	8.70%	136,926	0.68%
Totals		$324,923	1.61%

AllianzGI Global Sustainability:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Bureau Veritas S.A.	5.87%	$302,574	1.48%

AllianzGI International Growth:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Bechtle AG	9.01%	$42,976	1.36%
Bureau Veritas S.A.	5.87%	36,863	1.16%
DCC PLC	6.20%	48,859	1.54%
DSV A/S	6.54%	70,169	2.22%
Fresenius SE & Co. KGaA	5.89%	43,444	1.37%
HUGO BOSS AG	11.06%	30,922	0.98%
Infineon Technologies AG	8.23%	73,316	2.32%
Ingenico Group	9.68%	44,935	1.42%
Norma Group SE	7.18%	28,747	0.91%
SimCorp A/S	12.56%	34,941	1.10%
Totals		$455,172	14.38%

AllianzGI International Small-Cap:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Bechtle AG	9.01%	$2,055,543	1.97%
Bertrandt AG	5.23%	475,813	0.46%
Betsson AB	5.24%	2,085,291	2.00%
CANCOM SE	13.01%	1,776,672	1.70%
De’ Longhi SpA	5.84%	1,191,026	1.14%
GameLoft SE	11.76%	1,550,264	1.48%
Interroll Holding AG	11.29%	1,615,178	1.55%
Kingspan Group PLC	6.76%	1,831,919	1.75%
Ontex Group NV	9.93%	1,609,220	1.54%
SimCorp A/S	12.56%	2,095,709	2.01%
Spotless Group Holdings Ltd.	6.08%	930,269	0.89%
Totals		$17,216,904	16.49%

AllianzGI NFJ Global Dividend Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
A Schulman, Inc.	6.38%	$293,976	1.97%

Semiannual Report	| March 31, 2016	369

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI NFJ International Small-Cap Value:
Issuer Name	Sub-Adviser’s % Holding	Market Value	Market Value as a % of Fund’s Net Assets
Cembra Money Bank AG	7.88%	$129,268	1.06%
Cia de Distribucion Integral Logista Holdings S.A.	6.90%	115,979	0.96%
Totals		$245,247	2.02%

The following tables show the transactions in and earnings from affiliates for the six months ended March 31, 2016:

AllianzGI Retirement 2015:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$2,178,008	$(58,157)	$27,656	$2,147,676	—	$169	—
AllianzGI Best Styles Emerging Markets Equity	—	182,996	(60,780)	1,064	118,939	$1,508	(4,341)	$1,643
AllianzGI Best Styles International Equity	$1,541,844	577,853	(525,290)	(45,690)	1,604,969	20,116	(20,173)	14,614
AllianzGI Best Styles U.S. Equity	4,311,316	332,658	(2,206,133)	30,623	2,687,790	38,133	(18,888)	9,552
AllianzGI Emerging Markets Consumer	533,843	2,732	(73,842)	(65,144)	462,277	2,732	(7,660)	—
AllianzGI Global Natural Resources	490,834	26,984	(253,614)	(891)	292,484	1,984	(43,368)	—
AllianzGI High Yield Bond	—	2,009,824	(309,334)	(67,994)	1,618,875	45,589	(13,621)	—
AllianzGI International Managed Volatility	463,556	—	(488,450)	—	—	—	1,106	—
AllianzGI International Small-Cap	—	499,377	(484,568)	—	—	—	(14,809)	16,002
AllianzGI Mid-Cap	459,648	—	(483,125)	—	—	—	(12,888)	—
AllianzGI NFJ Mid-Cap Value	1,077,990	—	(1,147,828)	—	—	—	(12,555)	—
AllianzGI Short Duration High Income	3,681,563	760,194	(963,005)	(143,381)	3,364,283	129,852	(58,014)	—
AllianzGI Structured Return	1,240,710	31,216	(473,428)	13,750	803,234	5,997	11,880	9,299
AllianzGI U.S. Small-Cap Growth	603,162	—	(635,590)	—	—	—	(45,664)	—
PIMCO 15+ Year U.S. TIPS Index	2,774,363	2,162,346	(4,486,908)	20,829	539,741	1,652	(31,732)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	1,543,692	(1,026,475)	7,400	555,253	—	30,636	—
PIMCO Broad U.S. TIPS Index	4,658,045	2,256,955	(2,251,824)	134,536	4,832,576	—	(47,771)	—
PIMCO Capital Securities and Financials	—	1,021,117	(307,832)	(34,470)	669,991	24,494	(8,824)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	774,008	—	(779,850)	—	—	1,022	(9,301)	—
PIMCO Income	4,185,850	1,278,171	(2,680,908)	29,049	2,698,769	156,735	(66,037)	2,655
PIMCO Long-Term Credit	1,397,084	1,503,851	(766,285)	20,806	2,160,148	47,326	(64,810)	57,394
PIMCO Mortgage Opportunities	930,807	2,377,223	(3,252,182)	—	—	53,794	(48,899)	—
Totals	$29,124,623	$18,745,197	$(23,715,408)	$(71,857)	$24,557,005	$530,934	$(485,564)	$111,159

AllianzGI Retirement 2020:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$4,080,869	—	$51,253	$4,132,122	—	—	—
AllianzGI Best Styles Emerging Markets Equity	—	675,379	$(96,108)	(20,259)	558,942	$8,021	$(70)	$8,739
AllianzGI Best Styles International Equity	$4,010,554	1,429,214	(1,576,583)	(139,522)	3,892,314	50,150	(69,853)	36,433
AllianzGI Best Styles U.S. Equity	9,676,662	567,253	(4,682,295)	9,859	6,126,355	83,474	(25,042)	20,911

370	March 31, 2016 |	Semiannual Report

AllianzGI Retirement 2020 (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Consumer	$1,157,576	$5,445	$(246,001)	$(141,913)	$921,162	$5,445	$(25,412)	—
AllianzGI Focused Growth	—	770,303	(159,478)	(46,446)	562,085	—	(2,294)	$37,005
AllianzGI Global Natural Resources	1,331,589	79,146	(612,818)	(63,324)	872,294	5,926	(124,424)	—
AllianzGI High Yield Bond	—	4,190,032	(719,024)	(143,773)	3,304,613	91,915	(22,622)	—
AllianzGI International Managed Volatility	1,005,648	—	(1,059,653)	—	—	—	3,034	—
AllianzGI International Small-Cap	—	1,069,823	(1,039,964)	—	—	—	(29,859)	32,103
AllianzGI Mid-Cap	1,129,561	94,516	(662,656)	(28,044)	597,253	—	(29,097)	29,844
AllianzGI NFJ Mid-Cap Value	2,668,941	—	(2,841,850)	—	—	—	149,057	—
AllianzGI Short Duration High Income	7,653,025	1,266,536	(2,093,044)	(321,931)	6,595,579	252,713	(134,530)	—
AllianzGI Structured Return	2,555,627	66,540	(1,013,501)	28,202	1,618,982	12,032	25,889	18,657
AllianzGI U.S. Managed Volatility	666,911	—	(700,838)	—	—	—	71,543	—
AllianzGI U.S. Small-Cap Growth	1,633,054	—	(1,720,853)	—	—	—	(138,433)	—
PIMCO 15+ Year U.S. TIPS Index	5,685,583	4,277,037	(9,018,586)	43,206	1,123,777	3,283	(58,371)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	3,125,812	(2,112,414)	14,519	1,089,519	—	61,602	—
PIMCO Broad U.S. TIPS Index	9,433,494	3,853,366	(5,033,345)	233,771	8,541,596	—	(132,513)	—
PIMCO Capital Securities and Financials	—	2,145,584	(981,220)	(57,005)	1,088,589	40,255	(18,772)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	1,007,702	—	(1,015,309)	—	—	1,330	(12,443)	—
PIMCO Income	8,275,546	2,610,591	(5,485,756)	(75,016)	5,254,213	285,702	(195,099)	4,810
PIMCO Long-Term Credit	3,032,313	2,883,318	(1,528,626)	14,170	4,447,491	95,790	(101,321)	107,676
PIMCO Mortgage Opportunities	1,885,317	3,088,033	(4,888,457)	—	—	82,770	(74,624)	—
Totals	$62,809,103	$36,278,797	$(49,288,379)	$(642,253)	$50,726,886	$1,018,806	$(883,654)	$296,178

AllianzGI Retirement 2025:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$2,960,380	—	$38,519	$2,998,899	—	—	—
AllianzGI Best Styles Emerging Markets Equity	—	696,179	$(64,420)	(23,321)	608,391	$8,811	$(47)	$9,601
AllianzGI Best Styles International Equity	$5,435,700	2,455,638	(1,866,753)	(206,676)	6,023,236	76,915	(103,604)	55,877
AllianzGI Best Styles U.S. Equity	12,209,452	560,167	(6,846,652)	125,486	6,648,628	91,648	(26,774)	22,958
AllianzGI Emerging Markets Consumer	1,522,918	7,746	(218,036)	(202,309)	1,310,500	7,746	(24,094)	—
AllianzGI Focused Growth	698,659	799,379	(543,305)	(494)	911,810	—	(26,437)	80,597
AllianzGI Global Natural Resources	1,691,539	121,787	(612,755)	(129,323)	1,284,421	8,684	(125,565)	—
AllianzGI High Yield Bond	—	4,906,215	(562,865)	(122,599)	4,197,289	108,275	(23,462)	—
AllianzGI International Managed Volatility	1,022,377	—	(1,077,280)	—	—	—	2,692	—
AllianzGI International Small-Cap	—	1,155,716	(492,113)	(41,923)	609,751	3,258	(11,929)	34,961
AllianzGI Mid-Cap	1,349,375	147,481	(560,432)	(47,333)	968,929	—	(25,152)	48,754
AllianzGI NFJ Mid-Cap Value	2,915,407	—	(3,104,282)	—	—	—	167,891	—
AllianzGI Short Duration High Income	6,765,715	2,202,340	(2,127,056)	(306,410)	6,582,098	265,642	(142,974)	—
AllianzGI Structured Return	2,187,802	44,866	(784,733)	26,418	1,455,914	10,919	20,309	16,932
AllianzGI U.S. Managed Volatility	677,914	—	(712,400)	—	—	—	68,363	—
AllianzGI U.S. Small-Cap Growth	1,659,481	—	(1,748,701)	—	—	—	(150,471)	—
AllianzGI Ultra Micro Cap	658,244	—	(692,934)	—	—	—	(46,515)	—
PIMCO 15+ Year U.S. TIPS Index	6,460,525	4,694,609	(10,140,044)	50,178	1,212,502	3,626	(50,621)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	3,354,381	(2,261,076)	15,666	1,175,582	—	66,611	—

Semiannual Report	| March 31, 2016	371

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Retirement 2025 (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
PIMCO Broad U.S. TIPS Index	$6,165,631	$4,589,862	$(3,795,361)	$202,066	$7,198,911	—	$(95,167)	—
PIMCO Capital Securities and Financials	—	2,199,320	(942,333)	(61,640)	1,174,707	$44,021	(20,640)	—
PIMCO EqS Long/Short	1,023,892	—	(1,020,714)	—	—	—	(17,005)	—
PIMCO Foreign Bond (U.S. Dollar-Hedged)	887,995	—	(894,696)	—	—	1,172	(10,874)	—
PIMCO Income	7,524,733	2,290,889	(4,568,665)	(125,334)	5,117,078	260,304	(158,842)	$4,253
PIMCO Long-Term Credit	2,740,382	3,097,928	(1,050,717)	8,159	4,841,758	101,202	(85,466)	124,972
PIMCO Mortgage Opportunities	—	4,798,081	(4,726,203)	—	—	69,427	(71,878)	—
PIMCO Short-Term	—	603,648	(598,827)	—	—	3,035	(4,821)	—
Totals	$63,597,741	$41,686,612	$(52,013,353)	$(800,870)	$54,320,404	$1,064,685	$(896,472)	$398,905

AllianzGI Retirement 2030:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$3,118,169	—	$40,188	$3,158,357	—	—	—
AllianzGI Best Styles Emerging Markets Equity	—	413,824	$(24,562)	(5,375)	383,869	$3,400	$(18)	$3,705
AllianzGI Best Styles International Equity	$6,840,762	1,960,743	(1,846,902)	(274,088)	6,977,123	88,082	(116,636)	63,988
AllianzGI Best Styles U.S. Equity	12,976,083	1,042,282	(4,513,657)	(3,134)	10,184,070	138,995	(66,032)	34,819
AllianzGI Emerging Markets Consumer	1,533,123	7,970	(188,984)	(217,420)	1,348,351	7,970	(22,021)	—
AllianzGI Emerging Markets Small-Cap	690,644	6,413	(63,146)	(82,054)	641,570	6,413	(9,920)	—
AllianzGI Focused Growth	703,556	881,881	(576,500)	(13,498)	956,248	—	(23,086)	83,493
AllianzGI Global Natural Resources	1,699,236	134,679	(584,982)	(130,574)	1,333,125	8,947	(127,373)	—
AllianzGI High Yield Bond	—	5,111,671	(529,568)	(140,942)	4,420,817	114,106	(20,344)	—
AllianzGI International Managed Volatility	1,372,438	—	(1,446,632)	—	—	—	8,344	—
AllianzGI International Small-Cap	347,527	821,969	(491,475)	(25,336)	636,548	3,379	(12,334)	36,217
AllianzGI Mid-Cap	2,037,210	115,319	(1,238,816)	(40,294)	967,013	—	(52,671)	50,504
AllianzGI NFJ Mid-Cap Value	3,070,382	111,736	(2,381,313)	204,648	951,854	14,218	(23,681)	25,074
AllianzGI Short Duration High Income	6,131,060	2,093,701	(2,014,657)	(245,746)	5,987,222	235,428	(152,662)	—
AllianzGI Structured Return	2,065,085	77,422	(635,075)	27,360	1,512,552	11,311	14,860	17,540
AllianzGI U.S. Managed Volatility	682,418	—	(717,133)	—	—	—	77,723	—
AllianzGI U.S. Small-Cap Growth	2,335,449	229,516	(1,541,356)	(102,816)	973,786	—	(180,238)	71,737
AllianzGI Ultra Micro Cap	1,657,638	—	(1,744,997)	—	—	—	(121,081)	—
PIMCO 15+ Year U.S. TIPS Index	5,684,244	4,540,657	(9,147,293)	54,022	1,259,928	3,224	(52,376)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	3,775,253	(2,338,350)	20,348	1,526,916	—	69,665	—
PIMCO Broad U.S. TIPS Index	4,139,423	3,399,550	(2,352,309)	163,298	5,370,276	—	(51,389)	—
PIMCO Capital Securities and Financials	—	2,235,386	(1,232,323)	(49,172)	915,295	40,842	(38,596)	—
PIMCO EqS Long/Short	1,374,796	50,523	(1,421,120)	—	—	—	28,766	—
PIMCO Income	5,855,715	3,708,182	(6,239,229)	(9,459)	3,171,376	229,090	(201,687)	3,851
PIMCO Long-Term Credit	2,760,007	3,345,599	(1,393,991)	32,826	4,779,507	91,581	(115,453)	108,734
PIMCO Mortgage Opportunities	—	2,627,844	(2,587,890)	—	—	38,448	(39,954)	—
PIMCO Short-Term	—	626,074	(621,033)	—	—	3,153	(5,041)	—
Totals	$63,956,796	$40,436,363	$(47,873,293)	$(797,218)	$57,455,803	$1,038,587	$(1,233,235)	$499,662

372	March 31, 2016 |	Semiannual Report

AllianzGI Retirement 2035:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$1,999,214	$(36,328)	$26,579	$1,989,776	—	$311	—
AllianzGI Best Styles Emerging Markets Equity	—	521,208	(45,981)	(20,953)	454,240	$7,247	(34)	$7,897
AllianzGI Best Styles International Equity	$7,042,377	2,381,357	(1,677,656)	(344,127)	7,743,361	96,094	(148,192)	69,811
AllianzGI Best Styles U.S. Equity	10,815,676	727,829	(2,279,535)	(67,771)	9,774,358	136,024	(53,284)	34,074
AllianzGI Emerging Markets Consumer	1,213,973	6,371	(138,952)	(172,835)	1,077,850	6,371	(15,811)	—
AllianzGI Emerging Markets Small-Cap	820,870	7,690	(68,282)	(92,454)	769,271	7,690	(10,727)	—
AllianzGI Focused Growth	1,097,856	1,014,874	(798,422)	(7,319)	1,254,641	—	(37,901)	114,022
AllianzGI Global Natural Resources	1,615,154	103,494	(494,238)	(168,176)	1,297,860	8,933	(110,023)	—
AllianzGI High Yield Bond	—	3,926,912	(335,419)	(96,970)	3,481,408	86,379	(13,115)	—
AllianzGI International Managed Volatility	1,086,706	—	(1,145,457)	—	—	—	37,127	—
AllianzGI International Small-Cap	275,160	941,990	(675,156)	(19,370)	501,284	2,635	(18,331)	38,339
AllianzGI Mid-Cap	1,613,644	145,659	(508,794)	(76,929)	1,268,807	—	(19,736)	64,984
AllianzGI NFJ International Small-Cap Value	540,145	—	(568,773)	—	—	—	(34,410)	—
AllianzGI NFJ Mid-Cap Value	2,593,957	72,054	(2,045,198)	197,117	749,611	11,288	5,571	19,907
AllianzGI Short Duration High Income	4,045,467	578,516	(2,016,950)	(110,147)	2,481,563	132,530	(151,187)	—
AllianzGI Structured Return	1,090,413	18,325	(153,052)	23,407	955,983	7,184	4,549	11,141
AllianzGI U.S. Managed Volatility	540,533	—	(568,031)	—	—	—	54,677	—
AllianzGI U.S. Small-Cap Growth	2,274,696	141,038	(1,629,931)	(87,039)	766,857	—	(175,780)	57,349
AllianzGI Ultra Micro Cap	1,312,871	—	(1,382,061)	—	—	—	(36,726)	—
PIMCO 15+ Year U.S. TIPS Index	2,982,146	3,777,722	(5,905,090)	43,972	991,157	2,089	(1,074)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	1,516,735	(1,070,455)	6,403	480,491	—	27,808	—
PIMCO Broad U.S. TIPS Index	3,277,194	2,627,118	(2,060,788)	122,236	3,980,481	—	(41,601)	—
PIMCO Capital Securities and Financials	—	1,408,109	(873,766)	(24,385)	480,369	23,964	(29,589)	—
PIMCO EqS Long/Short	1,088,513	62,099	(1,147,122)	—	—	—	22,381	—
PIMCO Income	3,272,832	1,493,711	(3,733,932)	16,283	998,911	66,996	(99,644)	853
PIMCO Long-Term Credit	1,966,995	1,577,856	(1,049,800)	5,320	2,510,020	64,599	(90,702)	79,144
PIMCO Mortgage Opportunities	—	1,294,339	(1,275,706)	—	—	18,863	(18,633)	—
PIMCO Short-Term	—	486,812	(482,853)	—	—	2,457	(3,959)	—
Totals	$50,567,178	$26,831,032	$(34,167,728)	$(847,158)	$44,008,299	$681,343	$(958,035)	$497,521

AllianzGI Retirement 2040:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$861,341	$(39,988)	$14,055	$835,751	—	$343	—
AllianzGI Best Styles Emerging Markets Equity	—	437,850	(42,316)	(14,219)	381,284	$5,188	(31)	$5,652
AllianzGI Best Styles International Equity	$7,476,691	2,483,838	(1,586,658)	(375,768)	8,391,064	99,615	(115,565)	72,368
AllianzGI Best Styles U.S. Equity	10,184,046	922,601	(1,921,388)	(20,922)	9,683,723	128,993	(26,887)	32,313
AllianzGI Emerging Markets Consumer	1,030,940	5,447	(111,544)	(140,139)	921,493	5,447	(12,582)	—
AllianzGI Emerging Markets Small-Cap	887,528	8,384	(66,780)	(99,828)	838,742	8,384	(10,491)	—
AllianzGI Focused Growth	1,243,057	1,056,672	(764,706)	(12,150)	1,476,152	—	(33,483)	120,814
AllianzGI Global Natural Resources	1,310,821	83,452	(391,679)	(95,961)	1,060,459	7,308	(87,011)	—
AllianzGI High Yield Bond	—	3,351,762	(336,620)	(76,552)	2,924,790	71,125	(13,800)	—
AllianzGI International Managed Volatility	882,196	67,800	(949,592)	—	—	32,460	36,549	—
AllianzGI International Small-Cap	446,754	839,684	(618,412)	(17,918)	631,591	3,234	(13,630)	38,628
AllianzGI Mid-Cap	1,747,474	219,609	(716,077)	(62,251)	1,278,255	—	(28,651)	64,655
AllianzGI NFJ International Small-Cap Value	438,361	—	(461,595)	—	—	—	(29,073)	—

Semiannual Report	| March 31, 2016	373

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Retirement 2040 (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI NFJ Mid-Cap Value	$2,412,554	$105,136	$(1,791,556)	$194,540	$839,569	$12,022	$(14,936)	$21,202
AllianzGI Short Duration High Income	2,846,550	577,095	(3,396,641)	—	—	48,282	(122,018)	—
AllianzGI U.S. Managed Volatility	526,592	509,085	(933,191)	—	—	26,914	(31,654)	70,837
AllianzGI U.S. Small-Cap Growth	1,932,531	319,726	(1,096,404)	(202,767)	1,073,315	—	(35,826)	78,168
AllianzGI Ultra Micro Cap	1,493,650	100,000	(1,678,241)	—	—	—	(55,015)	—
PIMCO 15+ Year U.S. TIPS Index	1,320,426	3,209,836	(3,784,462)	36,365	819,703	1,028	(17,060)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	1,142,289	(890,827)	3,706	278,061	—	22,893	—
PIMCO Broad U.S. TIPS Index	1,330,168	3,178,290	(2,167,708)	81,153	2,424,468	—	(11,797)	—
PIMCO Capital Securities and Financials	—	759,509	(327,525)	(20,360)	397,276	16,365	(14,348)	—
PIMCO EqS Long/Short	1,325,481	369,761	(1,690,782)	—	—	—	27,075	—
PIMCO Income	664,177	1,760,522	(2,400,953)	—	—	26,406	(18,351)	526
PIMCO Long-Term Credit	1,552,264	1,224,408	(885,850)	(6,921)	1,896,441	42,978	(52,929)	55,586
PIMCO Mortgage Opportunities	—	641,147	(632,546)	—	—	8,916	(8,601)	—
PIMCO Short-Term	—	399,317	(396,118)	—	—	2,012	(3,199)	—
Totals	$41,052,261	$24,634,561	$(30,080,159)	$(815,937)	$36,152,137	$546,677	$(670,078)	$560,749

AllianzGI Retirement 2045:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Emerging Markets Equity	—	$567,960	$(31,269)	$(6,403)	$530,265	$4,199	$(23)	$4,575
AllianzGI Best Styles International Equity	$4,404,949	1,941,947	(1,124,721)	(217,680)	5,244,879	58,381	(83,160)	42,413
AllianzGI Best Styles U.S. Equity	5,863,115	1,387,344	(1,279,305)	(10,944)	6,266,758	78,639	(14,848)	19,699
AllianzGI Emerging Markets Consumer	747,959	37,402	(101,664)	(102,229)	681,174	4,026	(11,234)	—
AllianzGI Emerging Markets Small-Cap	499,734	32,310	(62,314)	(49,810)	475,494	4,753	(9,789)	—
AllianzGI Focused Growth	740,653	785,252	(485,327)	(7,574)	1,004,155	—	(21,194)	76,289
AllianzGI Global Natural Resources	730,742	40,432	(209,152)	(72,310)	593,471	4,140	(47,344)	—
AllianzGI High Yield Bond	—	2,232,058	(437,653)	(26,041)	1,743,310	42,037	(25,054)	—
AllianzGI International Managed Volatility	613,511	193,427	(799,312)	—	—	27,329	24,846	—
AllianzGI International Small-Cap	248,561	670,685	(389,339)	(17,487)	501,283	2,425	(8,417)	26,398
AllianzGI Mid-Cap	972,222	274,167	(242,642)	(43,860)	1,014,438	—	(11,209)	49,087
AllianzGI NFJ International Small-Cap Value	243,920	—	(256,848)	—	—	—	(15,933)	—
AllianzGI NFJ Mid-Cap Value	1,343,727	408,050	(925,263)	162,236	874,681	11,789	(4,279)	20,793
AllianzGI Short Duration High Income	682,164	730,188	(1,413,995)	—	—	13,299	(26,304)	—
AllianzGI U.S. Managed Volatility	366,235	210,476	(523,602)	—	—	15,135	(27,774)	39,835
AllianzGI U.S. Small-Cap Growth	1,241,958	210,371	(780,356)	(70,114)	638,800	—	(84,897)	44,292
AllianzGI Ultra Micro Cap	950,201	80,000	(1,084,977)	—	—	—	(25,947)	—
PIMCO 15+ Year U.S. TIPS Index	734,639	1,081,653	(1,276,716)	25,949	584,903	385	(11,921)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	138,633	(139,016)	—	—	—	383	—
PIMCO Broad U.S. TIPS Index	369,982	1,012,431	(1,156,358)	10,142	248,893	—	8,949	—
PIMCO EqS Long/Short	934,095	152,464	(1,084,109)	—	—	—	16,683	—
PIMCO Income	369,527	520,221	(896,936)	—	—	2,508	9,305	—
PIMCO Long-Term Credit	863,495	1,090,067	(727,318)	23,158	1,254,028	17,547	(23,909)	15,920
PIMCO Short-Term	—	224,601	(222,983)	—	—	1,110	(1,618)	—
Totals	$22,921,389	$14,022,139	$(15,651,175)	$(402,967)	$21,656,532	$287,702	$(394,688)	$339,301

374	March 31, 2016 |	Semiannual Report

AllianzGI Retirement 2050:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Emerging Markets Equity	—	$505,803	$(28,340)	$(14,219)	$463,223	$5,730	$(21)	$6,243
AllianzGI Best Styles International Equity	$4,120,503	1,074,176	(635,018)	(225,196)	4,584,064	53,252	(45,772)	38,688
AllianzGI Best Styles U.S. Equity	5,198,515	833,381	(804,816)	(12,061)	5,476,471	71,303	(14,723)	17,862
AllianzGI Emerging Markets Consumer	662,786	3,663	(43,088)	(93,989)	619,692	3,663	(4,761)	—
AllianzGI Emerging Markets Small-Cap	437,889	4,322	(14,279)	(51,188)	432,370	4,322	(2,243)	—
AllianzGI Focused Growth	767,333	530,858	(393,488)	(2,337)	877,741	—	(15,421)	68,248
AllianzGI Global Natural Resources	754,647	37,938	(287,703)	(27,593)	541,414	3,769	(61,247)	—
AllianzGI High Yield Bond	—	1,949,751	(278,670)	(24,222)	1,630,513	39,893	(16,346)	—
AllianzGI International Managed Volatility	652,270	24,910	(675,676)	—	—	24,910	25,016	—
AllianzGI International Small-Cap	330,271	435,806	(307,827)	(9,740)	438,149	2,195	(6,748)	23,572
AllianzGI Mid-Cap	861,879	174,750	(158,079)	(43,169)	886,779	—	(6,145)	43,840
AllianzGI NFJ International Small-Cap Value	214,574	—	(225,947)	—	—	—	(16,460)	—
AllianzGI NFJ Mid-Cap Value	1,406,481	116,907	(700,017)	93,947	873,674	12,294	(8,461)	21,681
AllianzGI Short Duration High Income	—	524,773	(520,503)	—	—	9,109	(4,270)	—
AllianzGI U.S. Managed Volatility	432,692	52,708	(442,602)	—	—	13,795	16,265	36,308
AllianzGI U.S. Small-Cap Growth	1,165,914	200,306	(644,886)	(122,685)	670,018	—	8,885	48,376
AllianzGI Ultra Micro Cap	841,709	75,000	(965,474)	—	—	—	(26,590)	—
PIMCO 15+ Year U.S. TIPS Index	542,258	1,018,555	(966,110)	28,271	637,258	349	(5,557)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	120,945	(121,279)	—	—	—	334	—
PIMCO Broad U.S. TIPS Index	327,737	770,084	(1,108,648)	—	—	—	7,567	—
PIMCO EqS Long/Short	870,953	79,327	(947,791)	—	—	—	11,675	—
PIMCO Income	—	388,967	(392,328)	—	—	799	3,361	—
PIMCO Long-Term Credit	764,927	796,956	(829,224)	25,966	767,083	9,242	(16,278)	—
PIMCO Short-Term	—	208,381	(206,758)	—	—	1,025	(1,623)	—
Totals	$20,353,338	$9,928,267	$(11,698,551)	$(478,215)	$18,898,449	$255,650	$(179,563)	$304,818

AllianzGI Retirement 2055:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Best Styles Emerging Markets Equity	—	$122,339	—	$9,350	$131,689	—	—	—
AllianzGI Best Styles International Equity	$1,165,621	534,427	$(386,732)	(44,443)	1,303,720	$15,868	$(44,172)	$11,528
AllianzGI Best Styles U.S. Equity	1,409,954	603,879	(513,196)	8,497	1,557,136	21,501	(27,397)	5,386
AllianzGI Emerging Markets Consumer	256,076	11,518	(78,559)	(27,931)	180,497	1,518	(20,453)	—
AllianzGI Emerging Markets Small-Cap	142,596	11,508	(49,715)	(10,485)	101,170	1,508	(13,096)	—
AllianzGI Focused Growth	229,195	182,196	(153,060)	939	249,564	—	(7,444)	20,470
AllianzGI Global Natural Resources	203,902	35,284	(99,803)	(4,576)	147,328	1,122	(19,283)	—
AllianzGI High Yield Bond	—	655,395	(146,562)	(552)	494,652	12,465	(13,629)	—
AllianzGI International Managed Volatility	215,597	10,658	(226,825)	—	—	7,591	19,186	—
AllianzGI International Small-Cap	93,613	196,626	(158,022)	2,575	124,565	663	(9,204)	7,577
AllianzGI Mid-Cap	244,732	138,098	(129,446)	2,204	252,029	—	(17,101)	12,927
AllianzGI NFJ International Small-Cap Value	60,983	—	(64,215)	—	—	—	(4,379)	—
AllianzGI NFJ Mid-Cap Value	428,619	103,467	(298,473)	65,146	248,412	3,688	(5,546)	6,504
AllianzGI Short Duration High Income	—	216,116	(214,752)	—	—	2,829	(1,364)	—
AllianzGI U.S. Managed Volatility	153,287	18,618	(160,078)	—	—	4,204	2,744	11,064

Semiannual Report	| March 31, 2016	375

Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Retirement 2055 (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI U.S. Small-Cap Growth	$329,337	$87,093	$(209,826)	$(20,737)	$190,311	—	$(15,528)	$14,674
AllianzGI Ultra Micro Cap	238,181	11,052	(262,196)	—	—	—	(2,582)	—
PIMCO 15+ Year U.S. TIPS Index	141,424	293,758	(272,834)	7,725	174,119	$105	(1,102)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	34,493	(34,588)	—	—	—	95	—
PIMCO Broad U.S. TIPS Index	74,376	235,302	(313,084)	—	—	—	2,646	—
PIMCO EqS Long/Short	236,901	35,503	(271,711)	—	—	—	5,213	—
PIMCO Long-Term Credit	157,624	179,962	(188,661)	5,328	155,793	2,106	(1,809)	—
PIMCO Short-Term	—	64,777	(64,298)	—	—	309	(479)	—
Totals	$5,782,018	$3,782,069	$(4,296,636)	$(6,960)	$5,310,985	$75,477	$(174,684)	$90,130

AllianzGI Retirement Income:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$1,181,510	—	$19,546	$1,201,056	—	—	—
AllianzGI Best Styles Emerging Markets Equity	—	100,000	—	1,408	101,408	—	—	—
AllianzGI Best Styles International Equity	$1,136,642	270,949	$(556,727)	(25,717)	840,787	$13,535	$(70,600)	$9,619
AllianzGI Best Styles U.S. Equity	3,311,819	641,300	(1,628,707)	22,097	2,421,621	43,119	(118,131)	10,653
AllianzGI Emerging Markets Consumer	361,803	16,941	(58,240)	(46,653)	320,119	1,941	(6,608)	—
AllianzGI High Yield Bond	—	1,425,265	(33,338)	44,733	1,437,120	24,615	460	—
AllianzGI Income & Growth	2,711,075	336,298	(2,907,875)	—	—	26,144	(306,254)	45,682
AllianzGI Short Duration High Income	4,009,919	1,714,324	(801,609)	(211,789)	4,772,758	164,780	(41,249)	—
PIMCO 15+ Year U.S. TIPS Index	2,773,815	1,901,394	(4,296,542)	24,007	465,671	1,493	(65,306)	—
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	—	1,257,115	(1,076,011)	3,007	225,653	—	41,542	—
PIMCO Capital Securities and Financials	1,416,719	260,643	(843,740)	(34,926)	804,689	34,318	(29,914)	—
PIMCO Emerging Markets Bond	—	1,148,442	—	63,536	1,211,978	6,704	—	—
PIMCO Income	4,770,365	1,382,097	(1,972,420)	68,571	4,081,761	194,272	(63,637)	3,453
PIMCO Long-Term Credit	2,388,981	2,180,223	(903,900)	(25,690)	3,666,002	84,963	(71,976)	120,209
PIMCO Mortgage Opportunities	—	1,949,895	(1,928,748)	—	—	20,929	(21,147)	—
Totals	$22,881,138	$15,766,396	$(17,007,857)	$(97,870)	$21,550,623	$616,813	$(752,820)	$189,616

AllianzGI Global Allocation:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$128,932,541	—	$2,164,144	$131,096,685	$367,544	—	—
AllianzGI Best Styles Global Equity	$160,559,907	86,205,183	—	4,271,630	258,072,246	1,644,483	—	—
AllianzGI Emerging Markets Debt Fund	—	12,364,843	—	98,766	12,463,609	27,659	—	—
AllianzGI International Managed Volatility	4,798,619	199,460	$(4,887,642)	—	—	199,460	$963,748	—

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AllianzGI Global Allocation (cont’d)
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Short Duration High Income	$22,337,055	$1,569,478	$(11,167,215)	$(546,686)	$12,443,052	$503,111	$(381,254)	—
AllianzGI Structured Return	15,697,925	10,254,536	(8,000,000)	293,631	18,167,221	100,027	(30,678)	$155,109
AllianzGI U.S. Managed Volatility	6,761,836	871,191	(6,851,252)	—	—	256,721	76,618	614,469
PIMCO 15+ Year U.S. TIPS Index	4,523,810	—	(4,830,287)	—	—	2,686	5,756	—
PIMCO Broad U.S. TIPS Index	—	9,795,908	—	154,687	9,950,595	—	—	—
PIMCO Income	28,028,646	128,664	(28,458,904)	—	—	137,578	1,464,732	—
PIMCO Investment Grade Corporate Bond	15,756,457	6,973,288	(22,913,329)	—	—	—	(300,242)	—
Totals	$258,464,255	$257,295,092	$(87,108,629)	$6,436,172	$442,193,408	$3,239,269	$1,798,680	$769,578

AllianzGI Global Dynamic Allocation:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Advanced Core Bond	—	$1,013,193	—	$8,125	$1,021,318	—	—	—
AllianzGI Best Styles Emerging Markets Equity	$348,345	575,935	—	(77,511)	900,102	$16,039	—	$17,476
AllianzGI Best Styles Global Equity	—	5,731,071	—	68,776	5,799,847	—	—	—
AllianzGI Best Styles International Equity	1,165,967	2,382,337	—	(214,840)	3,420,661	37,374	—	27,152
AllianzGI Best Styles U.S. Equity	1,468,980	4,213,288	—	(159,109)	5,635,517	78,286	—	19,611
AllianzGI International Managed Volatility	112,961	4,695	$(110,188)	—	—	4,695	$5,638	—
AllianzGI Short Duration High Income	149,553	799,810	(2,817)	(1,183)	950,890	11,682	—	—
PIMCO Income	284,145	986,950	(220,803)	(28,162)	1,023,621	37,493	(4,680)	693
PIMCO Investment Grade Corporate Bond	338,295	2,172,455	(523,676)	(24,417)	1,945,973	40,826	(25,178)	28,013
PIMCO Long-Term Credit	142,173	330,674	—	(2,940)	481,425	7,358	—	9,762
PIMCO Mortgage Opportunities	348,502	862,929	(109,374)	(11,139)	1,089,628	21,207	(738)	—
PIMCO Mortgage-Backed Securities	598,293	1,799,139	(193,595)	10,141	2,210,610	24,761	(1,152)	—
Totals	$4,957,214	$20,872,476	$(1,160,453)	$(432,259)	$24,479,592	$279,721	$(26,110)	$102,707

AllianzGI Global Megatrends:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)	Net Capital Gain Distributions Received
AllianzGI Emerging Markets Consumer	$507,620	$68,965	$(5,669)	$(95,521)	$566,567	$2,991	$(1,208)	—
AllianzGI Global Natural Resources	476,281	72,342	(5,600)	(112,712)	552,692	3,663	(1,338)	—
AllianzGI Global Water	569,184	4,501	(66,934)	24,705	565,000	3,496	2,728	$1,005
AllianzGI Health Sciences	619,946	126,638	(5,825)	(140,619)	578,482	—	(1,711)	122,579
AllianzGI Technology	593,621	89,995	(57,915)	(52,246)	573,047	—	(6,786)	89,995
Totals	$2,766,652	$362,441	$(141,943)	$(376,393)	$2,835,788	$10,150	$(8,315)	$213,579

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Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

AllianzGI Multi-Asset Real Return:
	Market Value 9/30/2015	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 3/31/2016	Dividend Income	Net Realized Gain (Loss)
AllianzGI Global Natural Resources	$1,084,240	$48,143	$(384,220)	$(125,830)	$764,998	$6,413	$(106,482)
AllianzGI Structured Return	210,317	—	(212,347)	—	—	—	5,549
PIMCO Broad U.S. TIPS Index	586,740	369,035	(446,616)	12,434	522,152	—	(6,178)
PIMCO Commodity RealReturn Strategy	964,087	13,385	(201,300)	(412,957)	678,541	13,385	(142,236)
Totals	$2,845,384	$430,563	$(1,244,483)	$(526,353)	$1,965,691	$19,798	$(249,347)

12.	FUND EVENTS

(a) Management Fee and Expense Limitation Changes

Effective November 1, 2015, the management fee for AllianzGI NFJ International Small-Cap Value was reduced from 0.95% to 0.85%. Additionally, the expense limitation for each share class was reduced by 0.15% through January 31, 2017.

Effective February 1, 2016, the management fee for AllianzGI Emerging Markets Consumer was reduced from 1.00% to 0.90%. Additionally, the expense limitation for each share class was reduced by 0.10% through January 31, 2017.

Effective February 1, 2016, the management fee for AllianzGI NFJ Emerging Markets Value was reduced from 1.00% to 0.85%. Additionally, the expense limitation for each share class was reduced by 0.21% through January 31, 2017.

On February 18, 2016 the Board of Trustees, approved, subject to shareholder approval, changes to the fee structure of each of the Target Date Funds. In connection with and subject to shareholder approval of a proposed increase in each Target Date Fund’s investment advisory fee to be considered at a special meeting of shareholders, each Target Date Fund will adopt a new principal investment strategy, name new portfolio managers and institute a new glide-path and benchmark. In connection with the adoption of a new investment strategy, AllianzGI Retirement Income will change its name to “AllianzGI Dynamic Multi-Asset Income Fund.” The aforementioned changes, if the revised fee struture is approved by shareholders, are expected to be implemented on or about June 30, 2016.

(b) Reorganization

On October 21, 2015, shareholders of AllianzGI Behavioral Advantage Large Cap Fund approved a reorganization of the Fund with and into Fuller & Thaler Behavioral Core Equity Fund. The reorganization was completed on October 23, 2015.

On February 18, 2016 the Board of Trustees, approved the reorganization of AllianzGI Retirement 2015 with and into AllianzGI Retirement Income (the “Reorganization”). The closing date of the Reorganization is expected to be on or about August 1, 2016.

(c) Policy Change

On November 4, 2015, shareholders of AllianzGI Global Water approved certain changes to the Fund’s fundamental investment restriction regarding its concentration policy. The Fund may not invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that it will concentrate more than 25% of its total assets in the water-related resources sector. The Fund currently considers the water-related resources sector to include companies that are principally engaged in water-related activities. “Water-related activities” consist of those that relate to the quality or availability of or demand for potable and non-potable water and include the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. The specific activities that the Fund may from time to time consider to qualify as “water-related activities” will change as markets, technologies and investment practices develop.

(d) Share Class Conversion

Effective November 13, 2015, Class D shares of each Fund were converted into Class A shares of the same Fund. The Class D conversion was effected on the basis of the relative net asset values of the Class D and Class A shares involved and, following the conversion, each Fund ceased to have any Class D shares authorized or outstanding.

Effective December 4, 2015, Class B shares of AllianzGI Global Allocation were converted into Class A shares of the same Fund. The Class B conversion was effected on the basis of the relative net asset values of the Class B and Class A shares involved and, following the conversion, AllianzGI Global Allocation ceased to have any Class B shares authorized or outstanding.

(e) Fund Liquidation

On December 11, 2015, AllianzGI Global Managed Volatility Fund liquidated as a series of the Trust.

(f) New Share Classes

Effective February 1, 2016, AllianzGI Global Dynamic Allocation and AllianzGI International Small-Cap began offering Class R6 shares.

13.	PAYMENTS FROM AFFILIATES

During the six months ended March 31, 2016, AllianzGI U.S. reimbursed AllianzGI Best Styles Emerging Markets Equity, AllianzGI

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NFJ Emerging Markets Value and AllianzGI U.S. Equity Hedged $1,397, $41 and $254, respectively, for realized losses resulting from trading errors.

There were no payments from affiliates for the period ended September 30, 2015.

During the fiscal year ended November 30, 2014, AllianzGI U.S. reimbursed AllianzGI Convertible, AllianzGI Global Fundamental Strategy, AllianzGI High Yield Bond and AllianzGI U.S. Equity Hedged $475,282, $575, $174,513 and $317, respectively, for realized losses resulting from trading errors.

14.	BORROWINGS

On July 31, 2015, the Trust entered into a new credit agreement (the “Northern Trust Agreement”), among the Trust, AllianzGI Institutional Multi-Series Trust, Allianz Funds and Premier Multi-Series VIT, as

borrowers (collectively, the “AllianzGI Borrowers” and each series thereof, an “AllianzGI Borrower Fund”), and Northern Trust Company, as lender, for a committed line of credit. The Northern Trust Agreement has a 364-day term and permits the AllianzGI Borrowers to borrow up to $200 million in aggregate, subject to (i) a requirement that each AllianzGI Borrower Fund’s asset coverage with respect to senior securities representing indebtedness be 300% or higher, and (ii) certain other limitations and conditions. Each AllianzGI Borrower Fund will pay interest on any amounts borrowed under the facility at the greater of (i) the federal funds overnight rate plus 1.00% or (ii) 1.50%, subject to upward adjustment when any past-due payments are outstanding. The AllianzGI Borrowers will also pay a usage fee at an annualized rate of 0.15% on undrawn amounts, allocated pro rata among the AllianzGI Borrower Funds on the basis of net assets. Amounts borrowed may be repaid and reborrowed on a revolving basis during the term of the facility.

The following Funds utilized the line of credit during the six months ended March 31, 2016. The average balance outstanding is for the number of days that the Funds had an outstanding balance.

	Average Amount Borrowed During the Six Months Ended March 31, 2016	Average Interest Rate	Number of Days Outstanding During the Six Months Ended March 31, 2016	Outstanding Borrowings at March 31, 2016
AllianzGI Retirement 2015	$3,235,000	1.50%	3	—
AllianzGI Retirement 2020	8,065,000	1.50	3	—
AllianzGI Retirement 2025	8,985,000	1.50	3	—
AllianzGI Retirement 2030	6,375,000	1.50	3	—
AllianzGI Retirement 2035	6,485,000	1.50	3	—
AllianzGI Retirement 2040	5,530,000	1.50	3	—
AllianzGI Retirement 2045	3,315,000	1.50	3	—
AllianzGI Retirement 2050	2,260,000	1.50	3	—
AllianzGI Retirement 2055	400,000	1.50	3	—
AllianzGI Retirement Income	1,325,000	1.50	3	—
AllianzGI Best Styles International Equity	5,000,000	1.50	2	—

15.	RELATED PARTY TRANSACTIONS

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 5 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the six months ended March 31, 2016, the following Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act:

	Purchases	Sales
AllianzGI Convertible	$5,293,156	$20,197,119
AllianzGI High Yield Bond	200,808	341,994

16.	SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective April 1, 2016, AGIFM will temporarily waive the management fee for AllianzGI NFJ Global Dividend Value by 0.10%. Additionally, the expense limitation for each share class was reduced by 0.10% through March 31, 2017.

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Notes to Financial Statements (cont’d)

March 31, 2016 (Unaudited)

Effective April 1, 2016, AGIFM will temporarily waive the management fee for AllianzGI NFJ International Value II by 0.05%. Additionally, the expense limitation for each share class was reduced by 0.05% through March 31, 2017.

Effective April 1, 2016, AGIFM will temporarily waive the management fee for AllianzGI U.S. Small-Cap Growth was reduced from 0.90% to 0.80%. Additionally, the expense limitation for each share class was reduced by 0.20% through March 31, 2017.

On April 11, 2016, AllianzGI Ultra Micro Cap re-opened to new purchases.

On April 21, 2016 the following Funds declared per-share net investment income dividends to shareholders, payable April 21, 2016 to shareholders of record on April 20, 2016.

	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
AllianzGI High Yield Bond	$0.04499	$0.03995	$0.04455	$0.04743	$0.04750	$0.04208
AllianzGI Short Duration High Income	0.06000	0.05660	N/A	0.06297	0.06300	N/A

Effective April 26, 2016, AllianzGI Best Styles Global Equity began offering Class C shares and AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles International Equity and AllianzGI Best Styles U.S. Equity began offering Class A and Class C shares.

On May 19, 2016, the following Funds declared per-share net investment income dividends to shareholders, payable May 19, 2016 to shareholders of record on May 18, 2016.

	Class A	Class C	Class R	Class P	Institutional Class	Administrative Class
AllianzGI High Yield Bond	$0.04462	$0.03962	$0.04398	$0.04691	$0.04750	$0.04150
AllianzGI Short Duration High Income	0.06000	0.05679	N/A	0.06378	0.06318	N/A

There were no other subsequent events identified that require recognition or disclosure.

380	March 31, 2016 |	Semiannual Report

Unaudited

Changes to Board of Trustees & Fund Officers

Effective October 8, 2015, Barbara R. Claussen became a Trustee of the Funds. Ms. Claussen is an “interested person” of the Funds, as defined in Section 2(a) (19) of the 1940 Act, due to her positions with the Investment Manager and its affiliates.

Effective April 15, 2016, Julian Sluyters resigned as a Trustee of the Funds.

Effective April 25, 2016, A. Douglas Eu became a Trustee of the Funds. Mr. Eu is an “interested person” of the Funds, as defined in Section 2(a) (19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary to the Funds was appointed President and Chief Executive Officer to the Funds.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to the Funds was appointed Chief Legal Officer and Secretary to the Funds.

Semiannual Report	| March 31, 2016	381

Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Trustees”) and a majority of the Trustees who are not interested persons of the Trust (the “Independent Trustees”), voting separately, annually approve the continuation of (i) the Trust’s Amended and Restated Investment Management Agreement (the “Investment Management Agreement”) on behalf of each Fund (as defined below) with Allianz Global Investors Fund Management LLC (the “Investment Manager”), and (ii) the Sub-Advisory Agreements between the Investment Manager and the applicable sub-adviser for each Fund. The Investment Management Agreement and the Sub-Advisory Agreements are collectively referred to herein as the “Agreements.” The sub-advisers for the Funds include Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) and NFJ Investment Group LLC (“NFJ”) (collectively, the “Sub-Advisers”).

With respect to the Funds, the Independent Trustees had a pre-meeting on March 10, 2016 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewals. Representatives from Fund management attended portions of that meeting to review, among other matters, the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Inc. (“Broadridge”) for each Fund using its respective Lipper Inc. (“Lipper”) peer universe for performance comparison and Broadridge peer universe for expense comparisons.

At an in-person meeting held on March 22, 2016, the Board and the Independent Trustees unanimously approved the continuation of the Agreements for an additional one-year period from April 1, 2016 through March 31, 2017 with respect to AllianzGI Retirement 2015 Fund (the “2015 Fund”), AllianzGI Retirement 2020 Fund (the “2020 Fund”), AllianzGI Retirement 2025 Fund (the “2025 Fund”), AllianzGI Retirement 2030 Fund (the “2030 Fund”), AllianzGI Retirement 2035 Fund (the “2035 Fund”), AllianzGI Retirement 2040 Fund (the “2040 Fund”), AllianzGI Retirement 2045 Fund (the “2045 Fund”), AllianzGI Retirement 2050 Fund (the “2050 Fund”), AllianzGI Retirement 2055 Fund (the “2055 Fund”), AllianzGI Retirement Income Fund (the “Retirement Income Fund” and, together with the 2015 Fund, the 2020 Fund, the 2025 Fund, the 2030 Fund, the 2035 Fund, the 2040 Fund, the 2045 Fund, the 2050 Fund and the 2055 Fund, the “Retirement Funds”), AllianzGI Global Allocation Fund (the “Global Allocation Fund”), AllianzGI Global Dynamic Allocation Fund (the “Global Dynamic Fund” and, together with the Global Allocation Fund, the “Allocation Funds”), AllianzGI Best Styles Emerging Markets Equity Fund (the “Best Styles Emerging Markets Fund”), AllianzGI Best Styles Global Equity Fund (the “Best Styles Global Equity Fund”), AllianzGI Best Styles International Equity Fund (the “Best Styles International Equity Fund”), AllianzGI Best Styles U.S. Equity Fund (the “Best Styles US Equity Fund”), AllianzGI China Equity Fund (the “China Equity Fund”), AllianzGI Convertible Fund (the “Convertible Fund”), AllianzGI Emerging Markets Consumer Fund (the “Emerging Markets Consumer

Fund”), AllianzGI Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”), AllianzGI Emerging Markets Small-Cap Fund (the “Emerging Markets Small-Cap Fund”), AllianzGI Europe Equity Dividend Fund (the “Europe Equity Fund”) AllianzGI Global Fundamental Strategy Fund (the “Global Fundamental Strategy Fund”), AllianzGI Global Megatrends Fund (the “Global Megatrends Fund”), AllianzGI Global Sustainability Fund (the “Global Sustainability Fund”), AllianzGI Global Water Fund (the “Global Water Fund”), AllianzGI High Yield Bond Fund (the “High Yield Bond Fund”), AllianzGI International Growth Fund (the “International Growth Fund”), AllianzGI International Small-Cap Fund (the “International Small-Cap Fund”), AllianzGI Micro Cap Fund (the “Micro Cap Fund”), AllianzGI Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”), AllianzGI Short Duration High Income Fund (the “Short Duration High Income Fund”), AllianzGI Structured Return Fund (the “Structured Return Fund”), AllianzGI Ultra Micro Cap Fund (the “Ultra Micro Cap Fund”), AllianzGI U.S. Equity Hedged Fund (the “U.S. Equity Hedged Fund”), AllianzGI U.S. Small-Cap Growth Fund (the “U.S. Small-Cap Growth Fund”, and, together with the Best Styles Emerging Markets Fund, the Best Styles Global Equity Fund, the Best Styles International Equity Fund, the Best Styles US Equity Fund, the China Equity Fund, the Convertible Fund, the Emerging Markets Consumer Fund, the Emerging Markets Debt Fund, the Emerging Markets Small-Cap Fund, the Europe Equity Fund, the Global Fundamental Strategy Fund, the Global Megatrends Fund, the Global Sustainability Fund, the Global Water Fund, the High Yield Bond Fund, the International Growth Fund, the International Small-Cap Fund, the Micro Cap Fund, the Multi-Asset Real Return Fund, the Short Duration High Income Fund, the Structured Return Fund, the Ultra Micro Cap Fund and the U.S. Equity Hedged Fund, the “AllianzGI Funds”), AllianzGI NFJ Emerging Markets Value Fund (the “NFJ Emerging Markets Value Fund”), AllianzGI NFJ Global Dividend Value Fund (the “NFJ Global Dividend Value Fund”), AllianzGI NFJ International Small-Cap Value Fund (the “NFJ International Small-Cap Value Fund”), AllianzGI NFJ International Value II Fund (the “NFJ International Value II Fund” and, together with the NFJ Emerging Markets Value Fund, the NFJ Global Dividend Fund and the NFJ International Small-Cap Value Fund, the “NFJ Funds” and, together with the Retirement Funds, the Allocation Funds and the AllianzGI Funds, the “Funds”).

The material factors and conclusions that formed the basis of these approvals for the Funds are discussed below.

The Independent Trustees were assisted in their evaluation of the Agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during their contract review meetings.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of

382	March 31, 2016 |	Semiannual Report

the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their deliberations, the Trustees received and relied upon materials provided by the Investment Manager including, among other items: (i) information provided by Broadridge, an independent third party, for the Funds on the investment performance of a group of funds with investment classifications and/or objectives comparable to those of the Funds identified by Lipper (the “Lipper performance universe”), the performance of applicable benchmark indices and the total return investment performance (based on net assets) of the Funds for various time periods; (ii) information on the Funds’ management fees and other expenses and information compiled from Broadridge, as applicable, on the management fees and other expenses of comparable funds identified by Broadridge; (iii) to the extent applicable, information regarding the investment performance and fees for other funds and accounts managed by the Investment Manager and the Sub-Advisers or their affiliates, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Funds, if any; (iv) an estimate of the profitability to the Investment Manager from its relationship with the Funds for the twelve months ended December 31, 2015; (v) descriptions of various functions performed by the Investment Manager and the Sub-Advisers for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices; and (vi) information regarding the overall organization and business functions of the Investment Manager and the Sub-Advisers, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are the result of years of review and discussion between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all series of the Trust in their review. The Trustees also took into account that the Investment Manager had proposed the continuation of certain advisory fee waivers and expense caps for the Funds, with various proposed modifications and advisory fee reductions for certain Funds. The Trustees also considered the risk profiles of each Fund.

Performance Information

Fund-specific performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance for Class A and Institutional Class (or, in the case of the Retirement Funds, Class R6) shares of the Funds against their respective Lipper performance universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended September 30, 2015. For Funds that commenced operations during the Trust’s fiscal year ended September 30, 2015, the Trustees reviewed comparative information showing performance for Class A and Institutional Class shares of the Funds against their respective Lipper performance universes for the period from the Fund’s inception through September 30, 2015. Institutional Class performance (or, in the case of the Retirement Funds, Class R6 performance) relative to the median for each Fund’s Lipper performance universe is described below, and for those Funds with performance that ranked below the median for their respective Lipper performance universes, the specific quintile rankings for Institutional Class shares are also noted below with respect to the relevant periods of underperformance.

Retirement Funds and Allocation Funds. For the 2015 Fund, performance was below median (in the fifth quintile) for the one-year, three-year and five-year periods. For the 2020 Fund, performance was below median (in the fifth quintile) for the one-year, three-year and five-year periods. For the 2025 Fund, performance was below median (in the fifth quintile) for the one-year and three-year periods. For the 2030 Fund, performance was below median (in the fifth quintile) for the one-year, three-year and five-year periods. For the 2035 Fund, performance was below median (in the fifth quintile) for the one-year and three-year periods. For the 2040 Fund, performance was below median (in the fifth quintile) for the one-year, three-year and five-year periods. For the 2045 Fund, performance was below median (in the fifth quintile) for the one-year and three-year periods. For the 2050 Fund, performance was below median (in the fifth quintile) for the one-year, three-year and five-year periods. For the 2055 Fund, performance was below median (in the fifth quintile) for the one-year and three-year periods. For the Retirement Income Fund, performance was below median for the one-year, three-year and five-year periods (in the fifth quintile for the one-year period and the fourth quintile for the three-year and five-year periods). For the Global Dynamic Allocation Fund, performance was at the median for the one-year period and above

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Unaudited

Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

median for the three-year period. For the Global Allocation Fund, performance was above median for the one-year, three-year, five-year and ten-year periods.

AllianzGI Funds. For the Best Styles Emerging Markets Fund, performance was above median in the period since the Fund’s inception. For the Best Styles Global Equity Fund, performance was above median in the period since the Fund’s inception. For the Best Styles International Equity Fund, performance was above median in the period since the Fund’s inception. For the Best Styles U.S. Equity Fund, performance was above median in the period since the Fund’s inception. For the China Equity Fund, performance was above median for the one-year, three-year and five-year periods. For the Convertible Fund, performance was above median for the one-year, three-year, five-year and ten-year periods. For the Emerging Markets Consumer Fund, performance was above median in the period since the Fund’s inception. For the Emerging Markets Debt Fund, performance was above median in the period since the Fund’s inception. For the Emerging Markets Small-Cap Fund, performance was above median in the period since the Fund’s inception. For Europe Equity Dividend, performance was below median in the period since the Fund’s inception (fifth quintile). For the Global Fundamental Strategy Fund, performance was below median for the one-year period (fourth quintile). For the Global Megatrends Fund, performance was below median for the period since the Fund’s inception (fifth quartile). For the Global Sustainability Fund, performance was above median for the period since the Fund’s inception. For the Global Water Fund, performance was above median for the one-year, three-year and five-year periods. For the High Yield Bond Fund, performance was below median for the one-year and three-year periods (in the fourth and third quintile, respectively), and above median for the five-year and ten-year periods. For the International Growth Fund, performance was below median for the period since the Fund’s inception (fourth quintile). For the International Small-Cap Fund, performance was above median for the one-year, three-year, five-year and ten-year periods. For the Micro Cap Fund, performance was above median for the one-year, three-year, five-year and ten-year periods. For the Multi-Asset Real Return Fund, performance was below median (in the fifth quintile) for the one-year period. For the Short Duration High Income Fund, performance was above median for the one-year and three-year periods. For the Structured Return Fund, performance was above median for the one-year period. For the Ultra Micro Cap Fund, performance was below median (in the fourth quintile) for the one-year period, and above median for the three-year and five-year periods. For the U.S. Equity Hedged Fund, performance was at median for the one-year period. For the U.S. Small-Cap Growth Fund, performance was below median (in the fifth, fourth and fourth quintile, respectively) for the one-year, three-year and five-year periods and above median for the ten-year period.

NFJ Funds. For the NFJ Emerging Markets Value Fund, performance was above median for the one-year period. For the NFJ Global Dividend Value Fund, performance was below median (in the fifth quintile) for the one-year, three-year and five-year periods. For the NFJ International Small-Cap Value Fund, performance was above median for the one-year and three-year periods. For the NFJ International Value II Fund, performance was below median (fourth and fifth quintile, respectively) for the one-year and three-year periods.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the ability of the Investment Manager and the Sub-Advisers to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision making processes of the Sub-Advisers; the experience of key advisory personnel of the Investment Manager, Sub-Advisers or their affiliates, as applicable, responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Advisers. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and ability to comply with the investment and compliance policies and procedures of the Funds; the nature, extent and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the ability of the Investment Manager or the Sub-Advisers to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well-suited to each Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to continue to meet any reasonably foreseeable obligations under each Agreement.

Fee and Expense Information

In assessing the reasonableness of the Funds’ fees and expenses under the Agreements, the Trustees considered, among other information, each Fund’s management fee (or, in the case of the Retirement Funds, each Retirement Fund’s advisory fee) and each Fund’s total expense ratio as a percentage of average daily net assets and the management fees and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees also noted the management fee waiver and/or expense limitation agreements observed by the Investment Manager for the Funds that cap fees or expenses of their various share classes, as certain of these arrangements were proposed to be modified by the Investment Manager. The Trustees also considered, among other items: (i) the level of the Funds’ Sub-Advisory fees; (ii) the allocation of the Management Fee between the Investment Manager and the Sub-Advisers, and the services provided by

384	March 31, 2016 |	Semiannual Report

the Investment Manager, on the one hand, and the Sub-Advisers, on the other hand; and (iii) that the Investment Manager (and not the Funds) pays the Sub-Advisory fees.

In comparing the Funds to their respective Broadridge peers with respect to expenses, the Trustees noted that the Funds (other than the Retirement Funds) were not charged a separate administration fee, recognizing that their management fee includes a component for administrative services, while many of the Funds’ Broadridge peers have separate advisory and administration agreements with separate fees. The Trustees also took into account the “unitary” administrative fee structure applicable to the Retirement Funds, under which certain third-party services that are ordinarily the financial responsibility of a mutual fund (e.g., audit, custody, accounting, legal, transfer agency and printing services) are, in the case of the Retirement Funds, paid for by the Investment Manager out of the administrative fee.

The Trustees also considered information showing the advisory fees charged by the Investment Manager and Sub-Advisers to other funds and accounts, including institutional and separate accounts, with similar investment objective(s) and policies to those of the Funds, if any. In comparing these fees, the Trustees considered information provided by the Investment Manager as to the generally broader and more extensive services provided to the Funds in comparison to institutional or separate accounts, the higher demands placed on the Investment Manager’s investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Funds, the greater entrepreneurial risk in managing retail mutual funds, and the impact on the Investment Manager and expenses associated with the more extensive regulatory regime to which the Funds are subject in comparison to institutional or separate accounts.

The Trustees reviewed information provided by Broadridge comparing each Fund’s advisory fee or management fee, as applicable, and ratios of total expenses to net assets (“total expense ratios”) for two share classes (Class A and Institutional Class share classes (or, in the case of the Funds, Class R6)) to those of a group of comparable funds for the most recent fiscal year ended September 30, 2015. Class A shares of the applicable Broadridge-selected group of comparable funds are referred to below as the “retail expense group,” and Institutional Class or Class R6 shares, as applicable, are referred to as the “institutional expense group.” The Trustees noted that the Broadridge data takes into account any fee reductions or expense limitations that were in effect during a Fund’s last fiscal year. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Funds’ fee and expense rankings are discussed below relative to the median of the applicable Broadridge-selected group of comparable funds. A Fund whose fees and expenses were below median had fees and expenses that were less than the median fees and expenses of its peer group, while a Fund whose fees and expenses were above median had fees and expenses that were higher than the median fees and expenses of its peer group. For those Funds whose fees or expenses were higher than the median, the specific quintile rankings are also noted below with respect to the relevant above-median fee or expense categories (unless quintile rankings were not provided to the Trustees by Broadridge, in which case fund rankings are provided). For these purposes, higher fees and expenses result in a lower quintile ranking, with the first quintile being the highest and the fifth quintile being the lowest ranking. For example, a Fund with the highest fees and expenses relative to its peer group would rank in the fifth quintile, while a Fund with the lowest fees and expenses relative to its peer group would rank in the first quintile.

Retirement Funds and Allocation Funds. For the 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund and Retirement Income Fund advisory fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above the median for the retail expense group and below the median for the institutional expense group. For the 2040 Fund and 2050 Fund, advisory fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were at median for the retail expense group and below the median for the institutional expense group. For the 2045 Fund, advisory fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median for the retail expense group and at median for the institutional expense group. For the 2055 Fund, advisory fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were at median for both the retail expense group and institutional expense group. For the Global Dynamic Allocation Fund and Global Allocation Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups.

AllianzGI Funds. For the Best Styles Emerging Markets Equity Fund, Best Styles International Equity Fund and Best Styles US Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the institutional expense group (the Funds began offering Class A and Class C shares on April 26, 2016 and the Best Styles Global Equity Fund began offering Class C shares on April 26, 2016). For the Best Styles Global Equity Fund, China Equity Fund, Emerging Markets Consumer Fund, Europe Equity Dividend Fund, Global Fundamental Strategy Fund, Global Sustainability Fund, High Yield Bond Fund, Multi-Asset Real Return, Short Duration High Income Fund, Structured Return and US Equity Hedged Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the Convertible Fund, management fees for both retail and institutional expense groups were below median and total expense ratios (taking fee waivers and/or expense limitations into account) were at median for the retail expense group and below median for the

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Matters Relating to the Trustees’ Consideration of the Investment Management and Sub-Advisory Agreements (cont’d)

institutional expense group. For the Emerging Markets Small-Cap Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were at median for the retail expense group and below median for the institutional expense group. For the Emerging Markets Debt Fund and Global Megatrends Fund management fees were below median (Global Megatrends Fund does not charge a management fee) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median for both the retail and institutional expense groups. For the International Growth Fund, management fees were at median for the retail expense group and below median for the institutional expense group, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the International Small-Cap Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail expense group and above median (in the fourth quintile) for the institutional expense group. For the Micro Cap Fund, management fees were above median (in the fifth quintile) for the retail expense group and at median for the institutional expense group, and total expense ratios (taking fee waivers and/or expense limitations into account) were above (fourth quintile) median for the retail expense group and at median for the institutional expense group. For the Ultra Micro Cap Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fifth quintile) for both the retail and institutional expense groups. For the Global Water Fund, management fees were above median (in the fifth quintile and fourth quintile, respectively) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were above median (in the fifth quintile) for both the retail and institutional expense groups. For the U.S. Small-Cap Growth Fund, management fees were below median for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for the retail expense group and above median (in the fourth quintile) for the institutional expense group.

NFJ Funds. For the NFJ Emerging Markets Value Fund, NFJ International Small-Cap Value Fund and the NFJ International Value II Fund, management fees and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups. For the NFJ Global Dividend Value Fund, management fees were above the median (in the fourth quintile) for both the retail and institutional expense groups, and total expense ratios (taking fee waivers and/or expense limitations into account) were below median for both the retail and institutional expense groups.

The Trustees considered the estimated profitability to the Investment Manager of its relationship with each Fund and determined that such profitability did not appear to be excessive. The Trustees considered the extent to which the Investment Manager and Sub-Advisers may realize economies of scale or other efficiencies in managing and supporting the Funds. The Trustees took into account that, as open-end investment companies, the Funds intend to raise additional assets, so as the assets of the Funds grow over time, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base or across a variety of products and services, while also taking into account the fee waiver and expense limitation arrangements observed by the Investment Manager for applicable Funds. Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager, the Sub-Advisers and their affiliates, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Funds.

The Trustees considered and approved fee reductions and waivers to certain Funds effective April 1, 2016 through March 31, 2017. For the NFJ Global Dividend Value Fund, the Trustees approved a temporary 0.10% waiver of the investment management fee paid by the Fund to the Investment Manager. The Trustees approved a corresponding 0.10% waiver of the sub-advisory fee paid by the Investment Manager to NFJ, the Fund’s sub-adviser and approved a 0.10% reduction in the Fund’s expense cap for each share class. For the NFJ International Value II Fund, Trustees approved a temporary 0.05% waiver of the investment management fee paid by the Fund to the Investment Manager. The Trustees approved a corresponding 0.05% waiver of the sub-advisory fee paid by the Investment Manager to NFJ, the Fund’s sub-adviser and approved a 0.05% reduction in the Fund’s expense cap for each share class. For the US Small-Cap Growth Fund, the Trustees approved a permanent 0.10% reduction in the investment management fee paid by the Fund to the Investment Manager. The Trustees approved a corresponding 0.10% reduction in the sub-advisory fee paid by the Investment Manager to AllianzGI US, the Fund’s sub-adviser and approved a 0.20% reduction in the Fund’s expense cap for each share class.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and Sub-Advisers’ responses and efforts relating to the investment performance of the Funds, including efforts to improve performance for underperforming Funds. With respect to the Funds, the Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Advisers, as the case may be, and should be continued. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to the Funds were in the interests of the applicable Funds and their shareholders, and should be approved.

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Privacy Policy

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

■

Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time

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Privacy Policy (cont’d)

you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access — Disclaimer which is incorporated herein by reference and is available on our website.

■	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

388	March 31, 2016 |	Semiannual Report

Allianz Multi-Strategy Funds

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Officers

Thomas J. Fuccillo

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Paul Koo(1)

Assistant Secretary

Morley D. Campbell(2)

Assistant Secretary

Thomas W. Oliver(2)

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Advisers

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

NFJ Investment Group LLC

2100 Ross Avenue, Suite 700

Dallas, TX 75201

Distributor

Allianz Global Investors Distributors LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Shareholder Servicing and Transfer Agents

Boston Financial Data Services, Inc.

(Class A, Class C and Class R shares)

P.O. Box 8050

Boston, MA 02266-8050

(Class P, Institutional Class, Class R6 and Administrative Class shares)

330 West 9th Street, 5th Floor

Kansas City, MO 64105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of the Funds for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of each Fund or any securities mentioned in this report.

The Financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

For Account Information

Contact your financial adviser, or if you receive account statements directly from Allianz Global Investors, you can also call (800) 988-8380 for Class A, C and R shares or (800) 498-5413 for Class P, Institutional, R6 and Administrative shares. Telephone representatives are available Monday-Friday 8:30 am to 6:00 pm Eastern Time. Or visit our website, us.allianzgi.com.

(1)	Paul Koo is Assistant Secretary of the Trust with a limited authority to open, maintain and close certain custodial and trading accounts for all series of the Trust.
(2)	Morley D. Campbell and Thomas W. Oliver are Assistant Secretaries of the Trust with a limited authority to open, maintain and close certain custodial and training accounts for the AllianzGI NFJ Emerging Markets Value Fund.

About Allianz Global Investors

Understand. Act. This two-word philosophy is at the core of what we do. To stand out as the investment partner our clients trust, we listen closely to understand their needs, then act decisively to deliver solutions. We are a diversified active investment manager with a strong parent company, a culture of risk management and $495 billion in assets under management.* With 25 offices in 18 countries and over 500 investment professionals, we provide global investment and research capabilities with consultative local delivery.

For more information about any of our investment solutions or client services, call your financial advisor or visit us.allianzgi.com.

Investors should consider the investment objectives, risks, charges and expenses of the above mentioned Funds carefully before investing. This and other information is contained in the Fund’s prospectus, which may be obtained by contacting your financial advisor, by visiting us.allianzgi.com or by calling 1-800-988-8380 (retail classes: A, C & R) or 1-800-498-5413 (Class P, Class R6, Institutional & Administrative classes). Please read the prospectus carefully before you invest or send money.

* Combined worldwide AUM as of March 31, 2016.

Allianz Global Investors Fund Management LLC serves as the investment manager for the Allianz Funds and the Allianz Multi-Strategy Funds. Allianz Funds and the Allianz Multi-Strategy Funds are distributed by Allianz Global Investors Distributors LLC. © 2016. For information about any product, contact your financial advisor.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery

AZ750SA_033116

AGI-2016-04-01-14929

ITEM 2.	CODE OF ETHICS

(a)	Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Disclosure not required for open-end management investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Disclosure not required for open-end management investment companies.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

Disclosure not required for open-end management investment companies.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund’s last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s President and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Allianz Funds Multi-Strategy Trust

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo,
President & Chief Executive Officer

Date:	June 2, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	June 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo,
President & Chief Executive Officer

Date:	June 2, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna,
Treasurer, Principal Financial & Accounting Officer

Date:	June 2, 2016